UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10027

STATE FARM MUTUAL FUND TRUST

(Exact name of registrant as specified in charter)

One State Farm Plaza	61710-0001
Bloomington, IL
(Address of principal executive offices)	(Zip code)

Michael L. Tipsord One State Farm Plaza Bloomington, Illinois 61710-0001	Alan Goldberg K&L Gates LLP 70 West Madison St., Suite 3100 Chicago, Illinois 60602

(Names and addresses of agents for service)

Registrant’s telephone number, including area code: 1-800-447-4930

Date of fiscal year end: 12/31/2009

Date of reporting period: 12/31/2009

ITEM 1.	REPORTS TO STOCKHOLDERS.

Pursuant to Securities and Exchange Commission Staff guidance contained in Letter to Chief Financial Officers from Lawrence A. Friend, dated November 7, 1997, “Investment Co. Accounting Guidance,” the foregoing State Farm Mutual Fund Trust annual report included as Item 1 on this Form N-CSR and sent to shareholders of registrant, includes the financial statements and notes to financial statements of eight series of Master Investment Portfolio (MIP). MIP is unaffiliated with registrant and neither registrant nor the certifying officers to this Form N-CSR, have any control over the preparation or content of the information included in MIP’s financial statements and notes to financial statements included herein.

December 31, 2009

State Farm Mutual Fund Trust

ANNUAL REPORT

To learn about electronic delivery of mutual funds documents and how to enroll, go to **statefarm.com**®, click on *Mutual Funds*, and then click on *Electronic Document Delivery*.

Investment return and principal value will fluctuate and Fund shares, when redeemed, may be worth more or less than their original cost. Recent performance may be less than the figures shown in this report. Obtain total returns for the Funds current to the most recent month-end at statefarm.com® under the Mutual Funds tab or by calling our Securities Response Center at 1.800.447.4930. Average annual total return for the Funds reflects the reinvestment of all dividends and capital gains, and includes all applicable fees and expenses. A Fund may have commenced investment operations on or before 12/18/00, which is the SEC effective registration date for the State Farm Mutual Fund Trust.

A prospectus for the State Farm Mutual Fund Trust (the “Trust”) is available through State Farm VP Management Corp., One State Farm Plaza, Bloomington, Illinois 61710, 1-800-447-4930. Please read the prospectus and consider the investment objectives, risks, charges and expenses, and other information it contains about the Funds carefully before investing.

The Trust offers Class A, Class B, Legacy Class A, Legacy Class B, Class R-1, Class R-2, Class R-3, and/or Institutional shares for fifteen separate funds through three prospectuses, one for Class A, Class B, Legacy Class A and Legacy Class B shares, one for Class R shares, and another for Institutional shares.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, are available without charge upon request at 1-800-447-4930 and at “http://www.sec.gov”.

The Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at “http://www.sec.gov”. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds make the information on Form N-Q available to shareholders upon request without charge at 1-800-447-4930.

Any website referenced in this report is an inactive textual reference only, and information contained in or otherwise accessible through that website does not form a part of, and is not incorporated by reference into, this report.

State Farm LifePath Funds are target-date portfolios that provide a diversified exposure to stocks, bonds, and/or cash for those investors who have a specific date in mind (in this case years 2020, 2030, 2040, or 2050) for retirement or another goal. The target date is the approximate date when investors plan to start withdrawing assets. The investment objectives of each Fund are adjusted over time to become more conservative as the target date approaches. The principal value of the Fund(s) is not guaranteed at any time, including at the target date.

Service is only a phone call away

Contact your local Registered State Farm Agent or call our Securities Products Department toll free, at 1-800-447-4930.

Fund prices are available to you 24 hours a day, 7 days a week.

Securities Products Response Center Representatives are available 8 a.m.–6 p.m. Central Time Monday through Friday (except holidays)

1-800-447-4930

Visit our website www.statefarm.com®

Message to Shareholders of State Farm Mutual Fund Trust

Dear Shareholders,

Thank you for investing with State Farm Mutual Funds®. Enclosed is the Annual Report for the 12-month period ended December 31, 2009 for the State Farm Mutual Fund Trust (“the Trust”). In this report you will find management’s discussion of investment philosophy and process for Funds offered by the Trust, factors that affected a Fund’s performance over the 12-month period, and benchmark index comparisons that are designed to help put a Fund’s performance into context. This Annual Report also includes the Trust’s 2009 fiscal year-end audited financial statements and a list of portfolio holdings for each Fund to help you further understand the Fund(s) you own. We encourage your review and consideration of this entire report.

Market Review

During 2009, the financial markets experienced significant price volatility, but ended on the positive side. Major equity market indices increased by more than 25% while major fixed income markets also generated positive total returns.

In the U.S., equity markets surged higher and posted positive total returns for 2009, driven by many factors, including increased stabilization of the global financial markets, improving corporate earnings, and continuing U.S. and global government stimulus programs. In addition to these programs, the Federal Reserve left the Fed Funds Rate unchanged in a range of 0.00%-0.25% throughout 2009. For the year ended December 31, 2009, large cap stocks (as represented by the S&P 500® Index1) and small cap stocks (as represented by the Russell 2000® Index2) posted total returns of 26.46% and 27.17%, respectively.

International equities markets, as represented by the MSCI EAFE Free® Index and the MSCI All Country World Index (ACWI) ex-U.S. Index, also posted double-digit total returns of 31.78% and 41.45%, respectively, for the year in U.S. dollar terms. Within the MSCI EAFE Free Index, developed European markets like Norway and Sweden were among the strongest performing markets, gaining 87.07% and 64.16%, respectively, in U.S. dollar terms. Meanwhile, Japan – the second largest country weighting in the Index at 20.7% – was the worst performing country in the Index for the year, gaining 6.25% in U.S. dollar terms. Stock market performance in emerging market countries also climbed higher during the period with the MSCI Emerging Markets Index posting a total return of 78.51% in U.S. dollar terms3.

[1]

Source: Standard and Poor’s. The S&P 500® Index is a capitalization-weighted measure of common stocks of 500 large U.S. companies. It is not possible to invest directly in an index. Past performance does not guarantee future results.

[2]

Source: Bloomberg. The Russell 2000® Index tracks the common stock performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 10% of the total capitalization of the Russell 3000 Index. The stocks of small companies are more volatile than the stocks of larger, more established companies. It is not possible to invest directly in an index. Past performance does not guarantee future results.

[3]

Source: Bloomberg. The Morgan Stanley Capital International Europe, Australasia and Far East Free (EAFE® Free) Index currently measures the performance of stock markets of Europe, Australia, New Zealand, and the Far East. The MSCI All Country World Index (ex-U.S.) (MSCI ACWI ex-U.S. Index) is a free float adjusted market capitalization index that is designed to measure equity market performance in global developed and emerging markets, excluding the United States. As of December 31, 2009, the MSCI ACWI ex-U.S. Index consisted of 44 developed and emerging market country indices. The Morgan Stanley Capital International Emerging Markets Index is a float-adjusted market capitalization index designed to measure equity market performance in global emerging markets. Foreign securities involve risks not normally associated with investing in the U.S. including higher trading and custody costs, less stringent accounting, legal and reporting practices, potential for political and economic instability, and the fluctuation and potential regulation of currency exchange and exchange rates. It is not possible to invest directly in an index. Past performance does not guarantee future results.

Within the bond markets, U.S. Treasuries declined during the 12-month period ended December 31, 2009, as uncertainty surrounding the financial markets eased slightly during the year, causing prices on U.S. Treasuries to decline and yields to rise. The yield on 10-year U.S. Treasuries rose from 2.25% on January 2, 2009, to 3.85% on December 31, 2009. Short-term yields remained low, with 3-month U.S. Treasury yields falling only slightly from 0.11% on January 2, 2009 to 0.06% on December 31, 20094. Among major fixed income indices, the Barclays Capital U.S. Aggregate Bond Index provided a total return of 5.93% for the year ended December 31, 2009, while the Barclays Capital Municipal Bond Index posted a total return of 12.91% for the same time period5.

While dramatic changes in the markets, either positive or negative, are part of investing, State Farm Investment Management Corp.’s adherence to a disciplined, long-term approach to managing investment risk has remained constant.

We believe individuals increase their chance for investment success by remaining focused on their long-term goals and maintaining an appropriate asset allocation mix. As always, your registered State Farm agent is available to discuss your financial needs and risk tolerance.

On behalf of the entire State Farm Mutual Funds team, thank you for your continued business and allowing us to serve your investment needs.

Sincerely,

Colleen Van Dyke

Vice President

State Farm Investment Management Corp.

[4]

Source: The U.S. Department of Treasury. A 10-year U.S. Treasury Bond is a debt obligation issued by the U.S. Treasury that has a term of more than one year, but not more than 10 years. A 3-month U.S. Treasury Bill is a debt obligation issued by the U.S. Treasury that has a term of 92 days or less. U.S. Treasury securities are backed by the full faith and credit of the U.S. government and are guaranteed only as to the prompt payment of principal and interest, and are subject to market risks if sold prior to maturity. Bonds have historically been less volatile than stocks, but are sensitive to changes in interest rates. Past performance does not guarantee future results.

[5]

The Barclays Capital U.S. Aggregate Bond Index and Barclays Capital Municipal Bond Index returns provided by Barclays Capital Inc. The Barclays Capital U.S. Aggregate Bond Index represents debt securities in the U.S. investment grade fixed rate taxable bond market, including government and corporate debt securities, mortgage pass-through debt securities and asset-backed debt securities with maturities greater than one year. The Barclays Capital Municipal Bond Index is an unmanaged index representative of the tax-exempt bond market and is made up of investment grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year. Bonds have historically been less volatile than stocks, but are sensitive to changes in interest rates. It is not possible to invest directly in an index. Past performance does not guarantee future results.

State Farm Equity Fund Management’s Discussion of Fund Performance

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm Equity Fund (the “Fund”) is sub-advised by Bridgeway Capital Management, Inc. (“Bridgeway”) and Westwood Management Corp. (“Westwood”). Bridgeway and Westwood each manage approximately one-half of the Fund’s assets. State Farm Investment Management Corp. monitors the performance of the sub-advisers and the split of the Fund’s portfolio between the sub-advisers. The benchmark for the Fund is the S&P 500 Index (the “Index”).

The Fund seeks long-term growth of capital. In doing so, the Fund invests primarily in large capitalization stock issued by U.S. companies. Bridgeway defines “large stocks” as the largest 500 U.S. companies as measured by market capitalization (stock market worth). Westwood defines large capitalization companies as those companies with market capitalizations greater than $5 billion at the time of purchase.

Bridgeway selects stocks using its proprietary, quantitative investment models to identify stocks within the large-cap growth category for the Fund. Growth stocks are those that Bridgeway believes have above average prospects for economic growth. Westwood invests in a portfolio of seasoned companies utilizing a value style of investing in which it chooses those stocks that Westwood believes have earnings prospects that are currently undervalued by the market relative to some financial measure of worth, such as the ratio of price to earnings, price to sales or price to cash flow. Westwood defines seasoned companies as those that generally have been operating for at least three years.

Describe the relevant market environment as it related to the Fund for the reporting period.

The market environment was influenced by numerous factors including: increased stabilization of the global financial markets, generally low inflation despite rising commodity prices, improving corporate earnings, greater investor appetite for securities with lower credit quality, and continuing U.S. and global government stimulus programs. In addition to these programs, the Federal Reserve left the Fed Funds Rate unchanged in a range of 0.00%-0.25% throughout 2009.

Oil and gold prices were volatile throughout the year. Oil prices began the period at around $45/barrel and fell to under $34/barrel in mid-February before rising dramatically to above $79/barrel by the end of December 2009, an increase of about 78% for the 12-month period. Gold prices began the period at around $884 per troy ounce and increased substantially to around $1,095/oz. by the end of December 2009, an increase of nearly 24% for the 12-month period.

The U.S. dollar fell against the 16-nation Euro during the period as concerns of a broader global credit crisis eased early in the fiscal year and investors fled the relative safety of the U.S. dollar to invest in higher yielding currencies. During calendar year 2009, the U.S. dollar fell by approximately 2.4% to $1.43/Euro. Versus the British pound, the U.S. dollar fell by approximately 9.7% during the period to $1.62/£.

The 12-month total return for the S&P 500 Index was 26.46% for the period ended December 31, 2009. The total return for the period reflected an increase in corporate earnings per share for the S&P 500 Index companies of approximately 14%, an expansion of the price/earnings valuation of the S&P 500 Index of approximately 8.3%, and a dividend return of approximately 3%.

Growth stocks, as represented by the Russell 1000® Growth Index, produced a total return of 37.21%, which outperformed value stocks, as represented by the Russell 1000® Value Index, which experienced a total return of 19.69%1.

[1]

The Russell 1000® Growth Index is an unmanaged market capitalization-weighted index of growth-oriented stocks of the largest U.S. domiciled companies. It includes those Russell 1000 companies with higher price-to-book ratios and higher expected growth values. The Russell 1000® Value Index is an unmanaged market capitalization-weighted index of value-oriented stocks of the largest U.S. domiciled companies. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

Provide an illustration of the Fund’s investments.

Fund Composition*

(unaudited)

*	Illustrated by Sector and based on total net assets as of December 31, 2009. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

How did the Fund perform during the reporting period?

For the 1-year period ended December 31, 2009, Legacy Class A shares of the State Farm Equity Fund had a total return of 20.68% (without sales charges) which underperformed the 26.46% total return of the S&P 500 Index over the same time period. The line graphs and tables below provide additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment
for the periods ended December 31, including applicable sales charges

Fund’s Average Annual Total Return as of December 31, 2009
	1 YEAR	Life of Class*
Class A	14.66%	-9.75%
Class B	14.77%	-9.75%

*	From 05/01/2006.

The performance data quoted represents past performance and does not guarantee future results. Returns on the line graph reflect maximum sales charges of: 5% for Class A shares at initial investment; and 2.75% for Class B shares at the end of the most recent fiscal year. See the next page for the performance of the Fund’s other classes, which may be greater than or less than the lines shown above for Class A and Class B shares because of differing loads and expenses between share classes. Returns in the table above reflect maximum sales charges of: 5% for all Class A shares and for Class B shares at one year; and 2.75% for Class B shares Life of Class performance. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[1]

The S&P 500® Index tracks the common stock performance of large U.S. companies in the manufacturing, utilities, transportation, and financial industries. In total, the S&P 500 is comprised of 500 common stocks. Unlike an investment in the S&P 500 Index Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Comparison of change in value of $10,000 investment
for the periods ended December 31, including applicable sales charges

Fund’s Average Annual Total Return as of December 31, 2009
	1 YEAR	5 YEAR	Life of Class*
Legacy Class A	16.98%	-4.55%	-3.46%
Legacy Class B	17.32%	-4.63%	-3.51%
Institutional	20.93%	-3.71%	-0.65%
Class R-1	20.21%	-4.26%	-2.93%
Class R-2	20.68%	-4.06%	-2.73%
Class R-3	20.91%	-3.76%	-2.42%

*	Legacy Class A and Legacy Class B shares from 12/18/2000. Institutional shares from 11/01/2001. Class R-1, Class R-2 and Class R-3 shares from 09/13/2004.

The performance data quoted represents past performance and does not guarantee future results. Legacy Class A shares performance on the line graph reflects a maximum sales charge of 3% at initial investment. Institutional, Class R-1, Class R-2 and Class R-3 shares performance may be greater than or less than the lines shown for Legacy Class A and Legacy Class B shares because of differing loads and expenses between the share classes. Returns in the table above reflect maximum sales charges of: 3% for all Legacy Class A shares and for Legacy Class B shares at one year; and 2% for Legacy Class B shares at five years. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. See the preceding page for the performance of Class A and Class B shares.

[1]

The S&P 500® Index tracks the common stock performance of large U.S. companies in the manufacturing, utilities, transportation, and financial industries. In total, the S&P 500 is comprised of 500 common stocks. Unlike an investment in the S&P 500 Index Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Performance Analysis

What factors helped and hindered performance during the reporting period?

During the 1-year period ended December 31, 2009, Bridgeway and Westwood generated portfolio returns (before fees and expenses) of 31.72% and 14.24%, respectively, compared to a 26.46% return for the S&P 500 Index over the same time period.

There were 122 equity holdings in the Fund totaling approximately $229.8 million in assets at end of the reporting period compared to 113 holdings and approximately $180.9 million in assets one-year earlier.

Below are discussions concerning the individual investments made by Bridgeway and Westwood during the course of the reporting period.

Bridgeway Capital Management, Inc. (49.85% of the Fund’s total assets)

Among the largest contributions to Bridgeway’s performance during the year were holdings within the Information Technology (24.43% of Bridgeway’s total assets), Consumer Discretionary (22.54% of Bridgeway’s total assets) and Energy (6.60% of Bridgeway’s total assets) sectors. Within the Information Technology sector, International Business Machines Corp. (“IBM”) (2.61% of Bridgeway’s total assets), had a double-digit price gain, while Google Inc. (2.43% of Bridgeway’s total assets) and Apple Inc. (2.46% of Bridgeway’s total assets) each posted triple-digit gains. IBM (1.95% of the Fund’s total net assets) is also the Fund’s largest holding. Within the Consumer Discretionary sector, Amazon.com Inc. (2.69% of Bridgeway’s total assets) and Priceline.com Inc. (2.26% of Bridgeway’s total assets) were among the largest contributors to Bridgeway’s performance with each posting triple-digit gains. Within the Energy sector, Diamond Offshore Drilling Inc. (1.62% of Bridgeway’s total assets), Transocean Ltd. (1.37% of Bridgeway’s total assets) and Southwestern Energy Co. (1.71% of Bridgeway’s total assets) were among large contributors to Bridgeway’s performance with each posting double-digit gains.

Also contributing to Bridgeway’s positive performance were several holdings in the Health Care sector (19.97% of Bridgeway’s total assets), including Express Scripts Inc. (2.07% of Bridgeway’s total assets) with a double-digit gain and Cerner Corp. (1.53% of Bridgeway’s total assets) with a triple-digit gain.

Although the Information Technology sector was the largest overall contributor to Bridgeway’s performance, the largest individual detractor to Bridgeway’s performance during the year was FLIR Systems Inc. before being completely sold from Bridgeway’s portion of the Fund’s portfolio.

Additional major detractors to Bridgeway’s performance came from a broad range of sectors, including Consumer Staples (10.11% of Bridgeway’s total assets), Health Care (19.97% of Bridgeway’s total assets) and Financials (6.54% of Bridgeway’s total assets). Within the Consumer Staples sector, Avon Products Inc. was a major detractor to Bridgeway’s performance before being completely sold from Bridgeway’s portion of the Fund’s portfolio. Likewise, General Mills (0.99% of Bridgeway’s total assets) and Walgreen Co. (1.56% of Bridgeway’s total assets) weighed negatively on Bridgeway’s performance. Within the Health Care sector, Myriad Genetics Inc. (0.62% of Bridgeway’s total assets) and Gilead Sciences Inc. (1.29% of Bridgeway’s total assets) were major detractors to Bridgeway’s performance. Within the Financials sector, Hudson City Bancorp Inc. (1.57% of Bridgeway’s total assets) was a major detractor to Bridgeway’s performance. Likewise, Marsh & McLennan Companies Inc. and Northern Trust Corp. were major detractors to Bridgeway’s performance before being completely sold from Bridgeway’s portion of the Fund’s portfolio.

Westwood Management Corp. (50.15% of the Fund’s total assets)

Among the largest contributions to Westwood’s performance during the year were holdings within the Information Technology (15.04% of Westwood’s total assets), Energy (16.31% of Westwood’s total assets) and Industrials (14.31% of Westwood’s total assets) sectors. Within the Information Technology sector, International Business Machines Corp. (“IBM”) (1.30% of Westwood’s total assets), Cisco Systems Inc. (2.48% of Westwood’s total assets) and MasterCard Inc. (1.06% of Westwood’s total assets) were among the largest contributors to Westwood’s performance with each posting double-digit gains. IBM (1.95% of the Fund’s total net assets), Cisco Systems Inc. (1.80% of the Fund’s total net assets) and MasterCard Inc. (1.51% of the Fund’s total net assets) are also the Fund’s largest, fourth-largest, and tenth-largest holdings, respectively. EMC Corp. (1.25% of Westwood’s total assets) and Microsoft Corp. (1.26% of Westwood’s total assets) were also among large contributors to Westwood’s performance with each posting double-digit gains. Within the Energy sector, Anadarko Petroleum Corp. (2.49% of Westwood’s total assets), Occidental Petroleum Corp. (2.50% of Westwood’s total assets), and Apache Corp. (2.67% of Westwood’s total assets) were among the largest contributors to Westwood’s performance with each posting double-digit gains. Within the Industrials sector, Union Pacific Corp. (1.29% of Westwood’s total assets), Deere & Co. (2.54% of Westwood’s total assets), and United Technologies Corp. (1.28% of Westwood’s total assets) were among large contributors to Westwood’s performance with each posting double-digit gains. Union Pacific (1.58% of the Fund’s total net assets) is also the Fund’s seventh-largest holding.

Also contributing to Westwood’s positive performance were several holdings in the Financials sector (18.28% of Westwood’s total assets), including JPMorgan Chase & Co. (2.91% of Westwood’s total assets) and BlackRock Inc. (0.98% of Westwood’s total assets).

Although the Financials sector was an overall contributor to Westwood’s performance, the top three individual detractors to Westwood’s performance came from this sector during the year. Bank of America Corp. (1.96% of Westwood’s total assets) and MetLife Inc. (2.38% of Westwood’s total assets) were major detractors to Westwood’s performance with each posting double-digit losses during the year. State Street Corp. was also a major detractor to Westwood’s performance before completely being sold from Westwood’s portion of the Fund’s portfolio.

Additional major detractors to Westwood’s performance came from a broad range of sectors, including Consumer Discretionary (9.25% of Westwood’s totals assets), Energy (16.31% of Westwood’s total assets) and Consumer Staples (4.48% of Westwood’s total assets). Within the Consumer Discretionary sector, Wal-Mart Stores Inc. and McDonald’s Corp. posted losses before being completely sold from Westwood’s portion of the Fund’s portfolio. Within the Energy sector, Exxon Mobil Corp. (2.92% of Westwood’s total assets), the Fund’s third-largest holding (1.86% of the Fund’s total net assets), declined by double-digits. Within the Consumer Staples sector, General Mills Inc. was also a major detractor to Westwood’s performance before being completely sold from Westwood’s portion of the Fund’s portfolio.

Financial highlights for this Fund can be found on pages 174-175.

State Farm Small/Mid Cap Equity Fund Management’s Discussion of Fund Performance

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm Small/Mid Cap Equity Fund (the “Fund”) is sub-advised by Bridgeway Capital Management, Inc. (“Bridgeway”) and Rainier Investment Management, Inc. (“Rainier”). Bridgeway and Rainier each manage approximately one-half of the Fund’s assets. State Farm Investment Management Corp. monitors the performance of the sub-advisers and the split of the Fund’s portfolio between the sub-advisers. The benchmark for the Fund is the Russell 2500® Index (the “Index”).

The Fund seeks long-term growth of capital. In doing so, the Fund invests primarily in small- and mid-capitalization stocks issued by U.S. companies. An allocation to small- and mid-cap stocks allows for investment exposure to some companies in the earlier stages of development relative to more mature, larger capitalization companies. Bridgeway invests in those companies that are smaller than the largest 500 U.S. companies as measured by market capitalization. Rainier invests in U.S. companies with market capitalizations within the range of companies included in the Russell Midcap® Index1.

Bridgeway selects stocks using its proprietary, quantitative investment models to identify small- and mid-cap “value” stocks. Bridgeway defines a “value” stock as one that it believes is priced cheaply relative to some financial measures of worth, such as the ratio of price to earnings, price to sales, or price to cash flow. Rainier utilizes fundamental analysis to invest its segment of the Fund in companies it believes have prospects of strong earnings growth and attractive overall business fundamentals, selling at what it believes to be reasonable valuations.

Describe the relevant market environment as it related to the Fund for the reporting period.

The market environment was influenced by numerous factors including: increased stabilization of the global financial markets, generally low inflation despite rising commodity prices, improving corporate earnings, greater investor appetite for securities with lower credit quality, and continuing U.S. and global government stimulus programs. In addition to these programs, the Federal Reserve left the Fed Funds Rate unchanged in a range of 0.00%-0.25% throughout 2009.

Oil and gold prices were volatile throughout the year. Oil prices began the period at around $45/barrel and fell to under $34/barrel in mid-February before rising dramatically to above $79/barrel by the end of December 2009, an increase of about 78% for the 12-month period. Gold prices began the period at around $884 per troy ounce and increased substantially to around $1,095/oz. by the end of December 2009, an increase of nearly 24% for the 12-month period.

The U.S. dollar fell against the 16-nation Euro during the period as concerns of a broader global credit crisis eased early in the fiscal year and investors fled the relative safety of the U.S. dollar to invest in higher yielding currencies. During calendar year 2009, the U.S. dollar fell by approximately 2.4% to $1.43/Euro. Versus the British pound, the U.S. dollar fell by approximately 9.7% during the period to $1.62/£.

For the year ended December 31, 2009, the Index posted a total return of 34.39%.

Growth stocks, as represented by the Russell 2500® Growth Index, produced a total return of 41.66%, which outperformed value stocks, as represented by the Russell 2500® Value Index, which experienced a total return of 27.68%2.

[1]

The Russell Midcap Index measures performance of the 800 smallest companies (26% of total capitalization) in the Russell 1000, with weighted average market capitalization of approximately $6.3 billion, median capitalization of $3.5 billion, and market capitalization of the largest company $15.5 billion.

[2]

The Russell 2500 Growth Index measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2500 Value Index measures the performance of the small to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

Provide an illustration of the Fund’s investments.

Fund Composition*

(unaudited)

*	Illustrated by Sector and based on total net assets as of December 31, 2009. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

How did the Fund perform during the reporting period?

Legacy Class A shares of the State Farm Small/Mid Cap Equity Fund finished 2009 with a total return of 29.09% (without sales charges) for the 12 month period. The Fund underperformed the 34.39% total return of the Russell 2500 Index over the same time period. The line graphs and tables below provide additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment
for the periods ended December 31, including applicable sales charges

Fund’s Average Annual Total Return as of December 31, 2009
	1 YEAR	Life of Class*
Class A	22.76%	-5.93%
Class B	23.27%	-5.81%

*	From 05/01/2006.

The performance data quoted represents past performance and does not guarantee future results. Returns on the line graph reflect maximum sales charges of: 5% for Class A shares at initial investment; and 2.75% for Class B shares at the end of the most recent fiscal year. See the next page for the performance of the Fund’s other classes, which may be greater than or less than the lines shown above for Class A and Class B shares because of differing loads and expenses between share classes. Returns in the table above reflect maximum sales charges of: 5% for all Class A shares and for Class B shares at one year; and 2.75% for Class B shares Life of Class performance. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[1]

The Russell 2500® Index measures the performance of the 2,500 smallest securities in the Russell 3000® Index, which represents approximately 20% of the total market capitalization of the Russell 3000 Index. Unlike an investment in the Small/Mid Cap Equity Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Comparison of change in value of $10,000 investment
for the periods ended December 31, including applicable sales charges

Fund’s Average Annual Total Return as of December 31, 2009
	1 YEAR	5 YEAR	Life of Class*
Legacy Class A	25.17%	-1.92%	-0.09%
Legacy Class B	25.62%	-2.00%	-0.13%
Institutional	29.37%	-1.06%	1.36%
Class R-1	28.77%	-1.64%	1.10%
Class R-2	28.99%	-1.45%	1.30%
Class R-3	29.18%	-1.15%	1.61%

*	Legacy Class A and Legacy Class B shares from 12/18/2000. Institutional shares from 02/28/2002. Class R-1, Class R-2 and Class R-3 shares from 09/13/2004.

The performance data quoted represents past performance and does not guarantee future results. Legacy Class A shares performance on the line graph reflects a maximum sales charge of 3% at initial investment. Institutional, Class R-1, Class R-2 and Class R-3 shares performance may be greater than or less than the lines shown for Legacy Class A and Legacy Class B shares because of differing loads and expenses between the share classes. Returns in the table above reflect maximum sales charges of: 3% for all Legacy Class A shares and for Legacy Class B shares at one year; and 2% for Legacy Class B shares at five years. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. See the preceding page for the performance of Class A and Class B shares.

[1]

The Russell 2500® Index measures the performance of the 2,500 smallest securities in the Russell 3000® Index, which represents approximately 20% of the total market capitalization of the Russell 3000 Index. Unlike an investment in the Small/Mid Cap Equity Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Performance Analysis

What factors helped and hindered performance during the reporting period?

During the 1-year period ended December 31, 2009, Bridgeway and Rainier generated portfolio returns (before fees and expenses) of 27.42% and 34.43%, respectively, compared to a 34.39% return for the Index over the same time period.

There were 210 equity holdings in the Fund totaling approximately $133.1 million in assets at end of the reporting period compared to 198 holdings and approximately $98.2 million in assets one-year earlier.

Below are discussions concerning the performance and individual investments made by Bridgeway and Rainier during the course of the reporting period.

Bridgeway Capital Management, Inc. (49.67% of the Fund’s total assets)

Among the largest contributions to Bridgeway’s performance during the year were holdings within the Energy (7.65% of Bridgeway’s total assets), Consumer Discretionary (17.93% of Bridgeway’s total assets), and Information Technology (18.07% of Bridgeway’s total assets) sectors. Within the Energy sector, Vanguard Natural Resources LLC (1.64% of Bridgeway’s total assets), Gulfport Energy Corp. (1.38% of Bridgeway’s total assets), and Rosetta Resources Inc. (1.17% of Bridgeway’s total assets) were among large contributors to Bridgeway’s performance with each posting triple-digit gains. Within the Consumer Discretionary sector, Kirkland’s Inc. (2.48% of Bridgeway’s total assets) and Belo Corp. (1.55% of Bridgeway’s total assets) were among the largest contributors to Bridgeway’s performance with each posting triple-digit gains. Kirkland’s Inc. (1.23% of the Fund’s total net assets) is also the Fund’s third-largest holding. Warnaco Group Inc. was also among major contributors to Bridgeway’s performance before being completely sold from Bridgeway’s portion of the Fund’s portfolio. Within Information Technology, Multi-Fineline Electronix (1.70% of Bridgeway’s total assets) and SYNNEX Corporation (1.77% of Bridgeway’s total assets) were among the largest contributors to Bridgeway’s performance with each posting triple-digit gains.

Also contributing to Bridgeway’s positive performance were several holdings in the Health Care sector (15.61% of Bridgeway’s total assets), including Life Technologies Corporation (1.05% of Bridgeway’s total assets) and ev3 Inc. (2.55% of Bridgeway’s total assets). ev3 Inc. (1.27% of the Fund’s total net assets) is also the Fund’s largest holding.

Among the largest detractors to Bridgeway’s performance during the year were holdings within the Financials (25.04% of Bridgeway’s total assets), Health Care (15.61% of Bridgeway’s total assets) and Utilities (1.54% of Bridgeway’s total assets) sectors. Within Financials, Amerisafe Inc. (2.21% of Bridgeway’s total assets) was among the largest detractors to Bridgeway’s performance declining by double digits. Amerisafe Inc. (1.10% of the Fund’s total net assets) is also the Fund’s seventh-largest holding. Labranche & Co. Inc. was also a major detractor to Bridgeway’s performance before being sold completely from the Fund.

Although the Health Care sector was an overall contributor to Bridgeway’s performance, a major individual detractor to Bridgeway’s performance during the year was Perrigo Co., before being completely sold from the Fund.

Within Utilities, Hawaiian Electric Industries Inc., The Laclede Group Inc., and Central Vermont Public Service Corporation were all major detractors to Bridgeway’s performance, before being completely sold from the Fund.

Rainier Investment Management, Inc. (50.33% of the Fund’s total assets)

Among the largest contributions to Rainer’s performance during the year were holdings within the Energy (8.94% of Rainier’s total assets), Information Technology (18.25% of Rainier’s total assets) and Financials (14.01% of Rainier’s total assets) sectors. Within the Energy sector, Transocean Ltd. was the largest overall contributor to Rainier’s performance for the year before being completely sold from the Fund. In addition, Energy holding Concho Resources Inc. (1.67% of Rainier’s total assets) was a major contributor to Rainier’s performance with a double-digit gain. Within Information Technology, Broadcom Corp. (0.98% of Rainier’s total assets), Silicon Laboratories Inc. (0.87% of Rainier’s total assets) and Alliance Data Systems Corp. (2.23% of Rainier’s total assets) were among the largest contributors to Rainier’s performance with each posting double-digit gains. Alliance Data Systems Corp. (1.12% of the Fund’s total net assets) is also the Fund’s fifth-largest holding. Within Financials, Digital Realty Trust Inc. (1.52% of Rainier’s total assets) was a major contributor to Rainier’s performance with a double-digit gain.

Also contributing to Rainier’s positive performance was Utilities holding AES Corp. (2.12% of Rainier’s total assets) which posted a double-digit gain. AES Corp. (1.07% of the Fund’s total net assets) is also the Fund’s eighth-largest holding.

During the year, the largest detractors to Rainier’s performance came primarily from the Health Care sector (10.40% of Rainier’s total assets). Four of the top ten detractors were health care companies. Cephalon Inc. (0.70% of Rainier’s total assets) and Immucor Inc. (0.31% of Rainier’s total assets) were major detractors with each posting declines. Likewise,

Intuitive Surgical, Inc. and Endo Pharmaceuticals Holdings Inc. were also major detractors to Rainier’s performance before being completely sold from the Fund.

Although the Financials sector was an overall contributor to Rainier’s performance, StanCorp Financial Group, Inc. was a major detractor to performance before being completely sold from the Fund.

Within the Consumer Discretionary sector (17.89% of Rainier’s total assets), Gildan Activewear Inc. and TJX Companies, Inc. were both major detractors to Rainier’s performance before being completely sold from the Fund.

Financial highlights for this Fund can be found on pages 176-177.

State Farm International Equity Fund Management’s Discussion of Fund Performance

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm International Equity Fund (the “Fund”) is sub-advised by Marsico Capital Management, Inc. (“Marsico”) and Northern Cross, LLC (“Northern Cross”). Marsico and Northern Cross each manage approximately one-half of the Fund’s assets. State Farm Investment Management Corp. monitors the performance of the sub-advisers and the split of the Fund’s portfolio between the sub-advisers. The benchmark for the Fund is the MSCI All Country World Index (ACWI) ex-U.S (the “Index”).

The Fund seeks long-term growth of capital and invests primarily in large cap stocks in developed international markets. Marsico invests its portion of the Fund primarily in foreign equity securities issued by companies that it selects for their long-term growth potential. Northern Cross invests its portion of the Fund primarily in foreign equity securities issued by companies that it believes have the potential for long-term margin expansion.

Marsico may invest its portion of the Fund in an unlimited number of companies of any size throughout the world, and normally invests in the securities of issuers that are economically tied to at least four different foreign countries. In selecting investments for the Fund, Marsico uses an approach that combines ‘top-down’ macroeconomic analysis with ‘bottom-up’ stock selection. Northern Cross focuses on equities priced cheaply relative to some financial measure of worth, such as ratios of price to earnings, price to sales or price to cash flow. Under normal market conditions Northern Cross will invest its portion of the Fund in 70-90 companies with a diversified representation of sectors. In selecting securities for the Fund, Northern Cross gives careful consideration to currency, political stability and other effects of international investing. The Fund allows investments in emerging or developing markets. As of December 31, 2009, the Fund had 21.13% of total net assets invested in emerging markets.

Describe the relevant market environment as it relates to the Fund for the reporting period.

International equity markets, as represented by the Index, had a total return of 41.45% for the reporting period, outperforming U.S. equity markets. Several factors, including significant monetary easing and fiscal stimulus of central banks and governments worldwide, generally higher economic growth than the U.S., particularly from emerging markets, and a falling U.S. dollar against other major currencies, helped to push the returns of overseas markets above the returns of the U.S. markets. All performance information included in this discussion is quoted in U.S. dollars.

The U.S. market environment was influenced by numerous factors, including: increased stabilization of the global financial markets, generally low inflation despite rising commodity prices, improving corporate earnings, greater investor appetite for securities with lower credit quality, and continuing U.S. and global government stimulus programs. In addition to these programs, the Federal Reserve maintained the Fed Funds Rate in a target range of 0.00% to 0.25% for all of 2009.

Oil and gold prices were volatile throughout the year. Oil prices began the period at around $45/barrel and fell to under $34/barrel in mid-February before rising dramatically to around $79/barrel by the end of December 2009, an increase of 78% for the 12-month period. Gold prices began the period at around $884 per troy ounce and increased substantially to around $1,095/oz. by the end of December 2009, an increase of nearly 24% for the 12-month period.

The U.S. dollar fell against the 16-nation Euro during the period as concerns of a broader global credit crisis eased early in the year and investors fled the relative safety of the U.S. dollar to invest in higher yielding currencies. For the period January 2009 through December 2009, the U.S. dollar fell by approximately 2.4% to $1.43/Euro. Versus the British pound, the U.S. dollar fell by approximately 9.7% during the period to $1.62/£.

The first three months of 2009 saw economies languishing in the grip of recession and corporate earnings remaining weak. However, markets rallied as investors gained confidence that fiscal and monetary measures worldwide would help restore the banking system to health and kick-start economic growth. The European Central Bank (ECB) cut its key interest rate from 2.50% in January to 1.00% by May, where it remained the rest of the year. The ECB also offered banks unlimited one-year loans for the first time in an effort to increase liquidity. The Bank of England lowered short-term interest rates from 2.00% as of the beginning of the year to 0.50% and undertook quantitative easing initiatives designed to help expand money supply and boost economic activity.

While the Bank of Japan kept its short-term rate at 0.10%, it implemented a monetary easing plan that could inject billions into the economy. Australia’s economy was one of the few to avoid a recession due in large part to demand from China for its commodity exports. The Reserve Bank of Australia raised its key lending rate by 25 basis points on three occasions in 2009 to end the year at 3.75%, making Australia the first major central bank to begin tightening monetary policy.

Provide an illustration of the Fund’s investments.

Fund Composition*

(unaudited)

*	Based on total net assets as of December 31, 2009. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.
**	Represents 13 other countries, each of which represent less than 2% of net assets.

How did the Fund perform during the reporting period?

For the 1-year ended December 31, 2009, Legacy Class A shares of the State Farm International Equity Fund had a total return of 35.90% (without sales charges) compared to a 41.45% total return for the MSCI ACWI ex-U.S Index. The line graphs and tables below provide additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment
for the periods ended December 31, including applicable sales charges

Fund’s Average Annual Total Return as of December 31, 2009
	1 YEAR	Life of Class*
Class A	28.86%	-5.71%
Class B	29.92%	-5.63%

*	From 05/01/2006.

The performance data quoted represents past performance and does not guarantee future results. Returns on the line graph reflect maximum sales charges of: 5% for Class A shares at initial investment; and 2.75% for Class B shares at the end of the most recent fiscal year. See the next page for the performance of the Fund’s other classes, which may be greater than or less than the lines shown above for Class A and Class B shares because of differing loads and expenses between share classes. Returns in the table above reflect maximum sales charges of: 5% for all Class A shares and for Class B shares at one year; and 2.75% for Class B shares Life of Class performance. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[1]

The MSCI® All Country World Index (ex-U.S.) (MSCI ACWI ex-U.S. Index) is a free float adjusted market capitalization index that is designed to measure equity market performance in global developed and emerging markets, excluding the United States. As of December 31, 2009, the MSCI AWCI ex-U.S. Index consisted of 44 developed and emerging market country indices. Unlike an investment in the International Equity Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Comparison of change in value of $10,000 investment
for the periods ended December 31, including applicable sales charges

Fund’s Average Annual Total Return as of December 31, 2009
	1 YEAR	5 YEAR	Life of Class*
Legacy Class A	31.91%	1.28%	0.80%
Legacy Class B	32.26%	1.11%	0.73%
Institutional	36.31%	2.18%	5.11%
Class R-1	35.31%	1.58%	3.78%
Class R-2	35.59%	1.82%	4.01%
Class R-3	36.08%	2.07%	4.27%

*	Legacy Class A and Legacy Class B shares from 12/18/2000. Institutional shares from 02/28/2002. Class R-1, Class R-2 and Class R-3 shares from 09/13/2004.

The performance data quoted represents past performance and does not guarantee future results. Legacy Class A shares performance on the line graph reflects a maximum sales charge of 3% at initial investment. Institutional, Class R-1, Class R-2 and Class R-3 shares performance may be greater than or less than the lines shown for Legacy Class A and Legacy Class B shares because of differing loads and expenses between the share classes. Returns in the table above reflect maximum sales charges of: 3% for all Legacy Class A shares and for Legacy Class B shares at one year; and 2% for Legacy Class B shares at five years. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. See the preceding page for the performance of Class A and Class B shares.

[1]

The MSCI® All Country World Index (ex-U.S.) (MSCI ACWI ex-U.S. Index) is a free float adjusted market capitalization index that is designed to measure equity market performance in global developed and emerging markets, excluding the United States. As of December 31, 2009, the MSCI AWCI ex-U.S. Index consisted of 44 developed and emerging market country indices. Unlike an investment in the International Equity Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Performance Analysis

What factors helped and hindered performance during the reporting period?

During the 1-year period ended December 31, 2009, Marsico and Northern Cross each individually generated positive double-digit returns, with Northern Cross’ portion of the Fund slightly outperforming Marsico’s portion of the Fund.

Below are discussions concerning individual investments made by Marsico and Northern Cross during the course of the reporting period.

Marsico Capital Management, LLC (48.79% of the Fund’s total assets)

Marsico achieved the greatest contribution to returns from holdings in Brazil, Switzerland, and the United Kingdom. As of December 31, 2009, these countries represented 10.11%, 14.69%, and 8.25% of Marsico’s total assets, respectively. From a sector perspective, the leading contributors to Marsico’s returns for the reporting period were holdings in Financials, Energy, and Materials. These sectors represented 23.37%, 7.10%, and 13.13% of Marsico’s total assets, respectively, as of yearend. The Fund’s holdings from Japan and Finland detracted slightly from the Fund’s returns during the year. As of December 31, 2009, Japan represented 7.99% of Marsico’s total assets, while Nokia, the only Finland-based company held by Marsico, was sold during the year.

The largest contributor to Marsico’s performance came from Credit Suisse Group AG (3.13% of Marsico’s total assets), which had a double-digit gain. The next two largest contributors were Petroleo Brasileiro SA ADR (1.42% of Marsico’s total assets) and Taiwan Semiconductor Manufacturing Co. Ltd. ADR (1.60% of Marsico’s total assets), which each posted double-digit gains, respectively. Among the remaining top 5 contributors to Marsico’s performance were Anheuser-Busch InBev NV (2.82% of Marsico’s total assets) and Transocean Ltd. (2.99% of Marsico’s total assets), which were up triple-digits and double-digits, respectively. Anheuser-Busch InBev NV was purchased by Marsico during the year.

The largest detractors from Marsico’s performance came from Nintendo Co. Ltd. (0.57% of Marsico’s total assets) and Mizuho Financial Group Inc. (1.03% of Marsico’s total assets), which each posted double-digit declines. The next three largest detractors, respectively, were Roche Holding AG, JC Decaux SA, and Nokia OYJ, which each declined by double-digits before being sold by Marsico during the year.

Northern Cross, LLC (51.21% of the Fund’s total assets)

Northern Cross achieved the greatest contribution to returns from holdings in the United Kingdom, Brazil, and France. As of December 31, 2009, these countries represented 13.69%, 11.97%, and 19.70% of Northern Cross’ total assets, respectively. From a sector perspective, the leading contributors to Northern Cross’ returns for the reporting period were holdings in Materials, Energy, Industrials, and Financials. These sectors represented 15.61%, 14.68%, 18.77%, and 22.13% of Northern Cross’ total assets, respectively, as of yearend. Holdings in Japan detracted slightly from returns during the year. As of December 31, 2009, Japan represented 4.71% of Northern Cross’ total assets.

The largest contributor to Northern Cross’ performance came from Petroleo Brasileiro SA Pfd. (3.85% of Northern Cross’ total assets), which posted a triple-digit gain. The next two largest contributors were BNP Paribas (3.04% of Northern Cross’ total assets) and Standard Chartered PLC (2.05% of Northern Cross’ total assets), which each posted double-digit gains. Among the remaining top 5 contributors to Northern Cross’ performance were Itau Unibanco Holding SA ADR (2.32% of Northern Cross’ total assets) and BHP Billiton PLC (2.23% of Northern Cross’ total assets), which each posted double-digit gains.

The largest detractor from Northern Cross’ performance came from Lloyds TSB Group PLC, which had a double-digit decline before being sold by Northern Cross during the year. The next largest detractor was China Mobile Ltd. (0.94% of Northern Cross’ total assets), which posted a single-digit decline. Among the other top five detractors, respectively, were Sumitomo Trust & Banking Co. Ltd., Nomura Holdings Inc., and Shiseido Co. Ltd., which each declined before being sold by Northern Cross during the year.

Financial highlights for this Fund can be found on pages 178-179.

State Farm S&P 500 Index Fund Management’s Discussion of Fund Performance

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm S&P 500 Index Fund (the “Fund”) seeks to approximate as closely as possible, before fees and expenses, the capitalization-weighted total rate of return of the Standard & Poor’s 500 Stock Index1 (the “Index”). The Index tracks the common stock performance of 500 selected large U.S. companies in leading industries, and most of the common stocks in the Index are listed on the New York Stock Exchange. The weightings of stocks in the Index are based on each stock’s relative total float-adjusted market capitalization (stock price multiplied by the number of investable shares outstanding). The percentage of the Fund’s assets, through its investment in the Master Portfolio, invested in a given stock is approximately the same as the percentage such stock represents in the Index.

The State Farm S&P 500 Index Fund is organized as a “feeder fund” in a “master-feeder” structure. Instead of investing directly in individual securities, the feeder fund, which is offered to the public, invests all its assets in a corresponding Master Portfolio. It is the Master Portfolio that actually invests in individual securities. References to “the Fund” are to the feeder fund or the Master Portfolio, as the context requires.

Barclays Global Fund Advisors (Barclays) served as the investment adviser to the Master Portfolio, and Barclays Global Investors, N.A. (BGI) served as the administrator to the Master Portfolio. On December 1, 2009, the parent company of Barclays and BGI sold Barclays, BGI and certain affiliated companies to BlackRock, Inc. Upon the closing of this sale, BGI changed its name to BlackRock Institutional Trust Company, N.A. (BTC) and Barclays changed its name to BlackRock Fund Advisors (BlackRock). As a result, BlackRock serves as the investment adviser to the Master Portfolio and BTC serves as its administrator. Also effective December 1, 2009, the name of the master portfolio in which the State Farm S&P 500 Index Fund invests changed from the S&P 500 Index Master Portfolio to the S&P 500 Stock Master Portfolio.

Describe the relevant market environment as it related to the Fund for the reporting period.

The market environment was influenced by numerous factors, including: increased stabilization of the global financial markets, generally low inflation despite rising commodity prices, improving corporate earnings, greater investor appetite for securities with lower credit quality, and continuing U.S. and global government stimulus programs. In addition to these programs, the Federal Reserve maintained the Fed Funds Rate between a target range of 0.00% to 0.25% for all of 2009.

Oil and gold prices were volatile throughout the year. Oil prices began the period at around $45/barrel and fell to under $34/barrel in mid-February before rising dramatically to around $79/barrel by the end of December 2009, an increase of 78% for the 12-month period. Gold prices began the period at around $884 per troy ounce and increased substantially to around $1,095/oz. by the end of December 2009, an increase of nearly 24% for the 12-month period.

Provide an illustration of the Fund’s investments.

S&P 500 Stock Master Portfolio Composition*

(unaudited)

*	Illustrated by Sector and based on Long-Term Investments in the Master Portfolio as of December 31, 2009. Please refer to the Schedule of Investments for the Master Portfolio later in this report for details concerning Fund holdings.

[1]

“S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by the State Farm Mutual Fund Trust. The State Farm S&P 500 Index Fund (the “Fund”) is not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the Fund.

How did the Fund perform during the reporting period?

For the 1-year period ended December 31, 2009, Legacy Class A shares of the State Farm S&P 500 Index Fund had a total return of 25.74% without sales charges compared to a 26.46% total return for the S&P 500 Index. The line graphs and tables below provide additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment
for the periods ended December 31, including applicable sales charges

Fund’s Average Annual Total Return as of December 31, 2009
	1 YEAR	Life of Class*
Class A	19.55%	-4.13%
Class B	19.87%	-4.15%

*	From 05/01/2006.

The performance data quoted represents past performance and does not guarantee future results. Returns on the line graph reflect maximum sales charges of: 5% for Class A shares at initial investment; and 2.75% for Class B shares at the end of the most recent fiscal year. See the next page for the performance of the Fund’s other classes, which may be greater than or less than the lines shown above for Class A and Class B shares because of differing loads and expenses between share classes. Returns in the table above reflect maximum sales charges of: 5% for all Class A shares and for Class B shares at one year; and 2.75% for Class B shares Life of Class performance. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[1]

The S&P 500® Index tracks the common stock performance of large U.S. companies in the manufacturing, utilities, transportation, and financial industries. In total, the S&P 500 is comprised of 500 common stocks. Unlike an investment in the S&P 500 Index Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Comparison of change in value of $10,000 investment
for the periods ended December 31, including applicable sales charges

Fund’s Average Annual Total Return as of December 31, 2009
	1 YEAR	5 YEAR	Life of Class*
Legacy Class A	21.95%	-0.89%	-1.12%
Legacy Class B	22.25%	-1.08%	-1.16%
Institutional	26.15%	-0.06%	1.66%
Class R-1	25.47%	-0.62%	0.85%
Class R-2	25.66%	-0.43%	1.03%
Class R-3	26.03%	-0.09%	1.37%

*	Legacy Class A and Legacy Class B shares from 12/18/2000. Institutional shares from 02/28/2002. Class R-1, Class R-2 and Class R-3 shares from 09/13/2004.

The performance data quoted represents past performance and does not guarantee future results. Legacy Class A shares performance on the line graph reflects a maximum sales charge of 3% at initial investment. Institutional, Class R-1, Class R-2 and Class R-3 shares performance may be greater than or less than the lines shown for Legacy Class A and Legacy Class B shares because of differing loads and expenses between the share classes. Returns in the table above reflect maximum sales charges of: 3% for all Legacy Class A shares and for Legacy Class B shares at one year; and 2% for Legacy Class B shares at five years. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. See the preceding page for the performance of Class A and Class B shares.

[1]

The S&P 500® Index tracks the common stock performance of large U.S. companies in the manufacturing, utilities, transportation, and financial industries. In total, the S&P 500 is comprised of 500 common stocks. Unlike an investment in the S&P 500 Index Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Performance Analysis

What factors helped and hindered performance during the reporting period?

The Fund satisfactorily tracked the total return of the Index in 2009, before fees and expenses that are not found within the Index.

The Index finished the year with a total return of 26.46%. All ten of the Index’s sectors posted gains for the year.

Sector	Index Weighting (as of December 31, 2009)	Gain for Year
Information Technology	19.86%	60%
Financials	14.38%	15%
Health Care	12.63%	17%
Energy	11.48%	11%
Consumer Staples	11.36%	11%
Industrials	10.24%	17%
Consumer Discretionary	9.58%	39%
Utilities	3.70%	7%
Materials	3.60%	45%
Telecommunication Services	3.17%	3%

The Fund’s top ten holdings had a mixed year, with six of the ten finishing the year with a gain.

Number three holding Apple, Inc. (1.87% of total net assets), part of the top-performing Information Technology sector, ended the year with the largest gain, up triple-digits. Number two holding Microsoft Corp. (2.32% of total net assets) and number six holding International Business Machines Corp. (1.70% of total net assets), also part of the Information Technology sector, finished the year with double-digit gains.

Number eight holding JPMorgan Chase & Co. (1.62% of total net assets) outperformed the 15% gain of its sector, Financials.

Energy sector holdings, including number one holding Exxon Mobil Corp. (3.19% of total net assets) and number ten holding Chevron Corp. (1.52% of total net assets) had mixed performance during 2009, with Exxon declining for the year while Chevron finished with a gain.

Performance of the Fund’s remaining top ten holdings includes number four holding Johnson & Johnson (1.75% of total net assets) with a gain, while number five holding Procter & Gamble Co. (1.75% of total net assets), number seven holding AT&T, Inc. (1.63% of total net assets), and number nine holding General Electric Co. (1.59% of total net assets) finished the year with price declines.

Financial highlights for this Fund can be found on pages 180-181.

State Farm Small Cap Index Fund Management’s Discussion of Fund Performance

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm Small Cap Index Fund (the “Fund”) seeks to approximate as closely as possible, before fees and expenses, the capitalization-weighted total rate of return of the Russell 2000® Index1 (the “Index”). The Index measures the performance of the small-capitalization sector of the U.S. equity market and consists of the smallest 2,000 companies in the Russell 3000 Index. The weightings of stocks in the Index are based on each stock’s relative total market capitalization (stock price multiplied by the number of shares outstanding).

The State Farm Small Cap Index Fund is sub-advised by Northern Trust Investments, N.A. (“Northern Trust”).

Describe the relevant market environment as it related to the Fund for the reporting period.

Major U.S. equity market indexes rebounded during 2009 as small capitalization stocks, as represented by the Index, finished the reporting period with a total return of 27.17%. In comparison, large capitalization stocks, as represented by the Russell 1000® Index2, had a total return of 28.43% for the year.

The market environment was influenced by numerous factors, including: increased stabilization of the global financial markets, generally low inflation despite rising commodity prices, improving corporate earnings, greater investor appetite for securities with lower credit quality, and continuing U.S. and global government stimulus programs. In addition to these programs, the Federal Reserve maintained the Fed Funds Rate between a target range of 0.00% to 0.25% for all of 2009.

Oil and gold prices were volatile throughout the year. Oil prices began the period at around $45/barrel and fell to under $34/barrel in mid-February before rising dramatically to around $79/barrel by the end of December 2009, an increase of 78% for the 12-month period. Gold prices began the period at around $884 per troy ounce and increased substantially to around $1,095/oz. by the end of December 2009, an increase of nearly 24% for the 12-month period.

Provide an illustration of the Fund’s investments.

Fund Composition*

(unaudited)

*	Illustrated by Sector and based on total net assets as of December 31, 2009. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

[1]

The Russell 2000® Index is a trademark/service mark, and Russell® is a trademark of the Frank Russell Company, doing business as Russell Investment Group (“Russell”). The State Farm Small Cap Index Fund (the “Fund”) is not sponsored, endorsed, sold or promoted by, nor in any way affiliated with Russell. Russell is not responsible for and has not reviewed the Fund nor any associated literature or publications and Russell makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

[2]

The Russell 1000® Index is a market-capitalization weighted index that tracks the largest 1000 companies in the Russell 3000® Index, which represents approximately 98% of the investable U.S. equity market.

How did the Fund perform during the reporting period?

For the 1-year period ended December 31, 2009, Legacy Class A shares of the State Farm Small Cap Index Fund had a total return of 26.13% without sales charges compared to a 27.17% total return for the Russell 2000 Index. The line graphs and tables below provide additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment
for the periods ended December 31, including applicable sales charges

Fund’s Average Annual Total Return as of December 31, 2009
	1 YEAR	Life of Class*
Class A	19.96%	-6.15%
Class B	20.33%	-6.06%

*	From 05/01/2006.

The performance data quoted represents past performance and does not guarantee future results. Returns on the line graph reflect maximum sales charges of: 5% for Class A shares at initial investment; and 2.75% for Class B shares at the end of the most recent fiscal year. See the next page for the performance of the Fund’s other classes, which may be greater than or less than the lines shown above for Class A and Class B shares because of differing loads and expenses between share classes. Returns in the table above reflect maximum sales charges of: 5% for all Class A shares and for Class B shares at one year; and 2.75% for Class B shares Life of Class performance. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[1]

The Russell 2000® Index tracks the common stock performance of the 2,000 smallest U.S. companies in the Russell 3000® Index, which represents approximately 10% of the total capitalization of the Russell 3000® Index. Unlike an investment in the Small Cap Index Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Comparison of change in value of $10,000 investment
for the periods ended December 31, including applicable sales charges

Fund’s Average Annual Total Return as of December 31, 2009
	1 YEAR	5 YEAR	Life of Class*
Legacy Class A	22.28%	-1.09%	3.33%
Legacy Class B	22.54%	-1.19%	3.28%
Institutional	26.47%	-0.23%	4.43%
Class R-1	25.86%	-0.81%	1.70%
Class R-2	26.00%	-0.62%	1.88%
Class R-3	26.38%	-0.29%	2.21%

*	Legacy Class A and Legacy Class B shares from 12/18/2000. Institutional shares from 02/28/2002. Class R-1, Class R-2 and Class R-3 shares from 09/13/2004.

The performance data quoted represents past performance and does not guarantee future results. Legacy Class A shares performance on the line graph reflects a maximum sales charge of 3% at initial investment. Institutional, Class R-1, Class R-2 and Class R-3 shares performance may be greater than or less than the lines shown for Legacy Class A and Legacy Class B shares because of differing loads and expenses between the share classes. Returns in the table above reflect maximum sales charges of: 3% for all Legacy Class A shares and for Legacy Class B shares at one year; and 2% for Legacy Class B shares at five years. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. See the preceding page for the performance of Class A and Class B shares.

[1]

The Russell 2000® Index tracks the common stock performance of the 2,000 smallest U.S. companies in the Russell 3000® Index, which represents approximately 10% of the total capitalization of the Russell 3000® Index. Unlike an investment in the Small Cap Index Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Performance Analysis

What factors helped and hindered performance during the reporting period?

The Fund satisfactorily tracked the return of the Index for the year ended December 31, 2009, before fees and expenses that are not found within the Index.

Within the Index, nine of the ten industry sectors delivered positive performance results for the performance period. The Materials sector (4.75% Index weighting) and Health Care sector (14.31% Index weighting) led the way, with gains of 61% and 61%, respectively. Information Technology (18.28% Index weighting) was close behind, with a gain of 60%.

The largest sector of the Index, Financials (20.25% Index weighting), proved to be the weakest sector, with a loss of -1%. However, three of the top ten holdings in the Fund were part of the Financials sector, and all posted double-digit gains for 2009: number four holding E*Trade Financial Corp. (0.29% of total net assets), number five holding Assured Guaranty Ltd. (0.28% of total net assets), and number eight holding Highwoods Properties Inc. (0.25% of total net assets).

Overall, all of the Fund’s ten largest holdings posted gains for the reporting period. Number one holding Human Genome Sciences Inc. (0.59% of total net assets) led the way among the top ten with a quadruple-digit gain. Four other top ten holdings posted triple-digit gains as well: number two holding Tupperware Brands Corp. (0.31% of total net assets), number three holding 3Com Corp. (0.31% of total net assets), number seven holding Skyworks Solutions Inc. (0.25% of total net assets), and number nine holding Domtar Corp. (0.24% of total net assets).

Performance of the Fund’s remaining top ten holdings includes number six holding Solera Holdings Inc. (0.26% of total net assets) and number ten holding Bally Technologies Inc. (0.24% of total net assets), both with double-digit gains.

The annual reconstitution of holdings within the Russell indices occurred on June 26, 2009. For the Index, the one-time 2009 reconstitution resulted in 316 companies being added to the Index while 193 companies were removed from the Index, a turnover of 25%.

Financial highlights for this Fund can be found on pages 182-183.

State Farm International Index Fund Management’s Discussion of Fund Performance

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm International Index Fund (the “Fund”) seeks investment results that approximate as closely as possible the price and yield performance, before fees and expenses, of the Morgan Stanley Capital International EAFE Free Index1 (the “Index”). The Index is a capitalization-weighted index that currently includes stocks of companies located in 16 European countries, Australia, New Zealand, Hong Kong, Japan and Singapore.

The Fund is sub-advised by Northern Trust Investments, N.A. (“Northern Trust”).

Describe the relevant market environment as it related to the Fund for the reporting period.

International equity markets, as represented by the Index, finished the reporting period up with a total return of 31.78%, outperforming U.S. equity markets. Several factors, including significant monetary easing and fiscal stimulus of central banks and governments worldwide, and a falling U.S. dollar against other major currencies, helped to push the returns of overseas markets above the returns of the U.S. markets. All performance information included in this discussion is quoted in U.S. dollars.

The U.S. market environment was influenced by numerous factors, including: increased stabilization of the global financial markets, generally low inflation despite rising commodity prices, improving corporate earnings, greater investor appetite for securities with lower credit quality, and continuing U.S. and global government stimulus programs. In addition to these programs, the Federal Reserve maintained the Fed Funds Rate between a target range of 0.00% to 0.25% for all of 2009.

Oil and gold prices were volatile throughout the year. Oil prices began the period at around $45/barrel and fell to under $34/barrel in mid-February before rising dramatically to around $79/barrel by the end of December 2009, an increase of 78% for the 12-month period. Gold prices began the period at around $884 per troy ounce and increased substantially to around $1,095/oz. by the end of December 2009, an increase of nearly 24% for the 12-month period.

The U.S. dollar fell against the 16-nation Euro during the period as concerns of a broader global credit crisis eased early in the fiscal year and investors fled the relative safety of the U.S. dollar to invest in higher yielding currencies. For the period January 2009 through December 2009, the U.S. dollar fell by approximately 2.4% to $1.43/Euro. Versus the British pound, the U.S. dollar fell by approximately 9.7% during the period to $1.62/£.

The first three months of 2009 saw economies languishing in the grip of recession and corporate earnings remaining weak. However, markets rallied as investors gained confidence that fiscal and monetary measures worldwide would help restore the banking system to health and kick-start economic growth. The European Central Bank (ECB) cut its key interest rate from 2.50% in January to 1.00% by May, where it remained the rest of the year. The ECB also offered banks unlimited one-year loans for the first time in an effort to increase liquidity. The Bank of England lowered short-term interest rates from 2.00% as of the beginning of the year to 0.50% and undertook quantitative easing initiatives designed to help expand money supply and boost economic activity.

While the Bank of Japan kept its short-term rate at 0.10%, it implemented a money easing plan that could inject billions into the economy. Australia’s economy was one of the few to avoid a recession. The Reserve Bank of Australia raised its key lending rate by 25 basis points on three occasions in 2009 to end the year at 3.75%, making Australia the first major central bank to begin tightening monetary policy.

[1]

The EAFE Free Index is a trademark, service mark and the exclusive property of Morgan Stanley Capital International, Inc. (“MSCI”) and its affiliates and has been licensed for use by the State Farm Mutual Fund Trust (the “Trust”). The State Farm International Index Fund (the “Fund”), based on the EAFE Free Index, has not been passed on by MSCI as to its legality or suitability, and is not issued, sponsored, endorsed, sold or promoted by MSCI. MSCI makes no warranties and bears no liability with respect to the Fund. MSCI has no responsibility for and does not participate in the management of the Fund assets or sale of the Fund shares. The Trust’s Prospectus contains a more detailed description of the limited relationship MSCI has with the Trust and the Fund.

Provide an illustration of the Fund’s investments.

Fund Composition*

(unaudited)

*	Based on total net assets as of December 31, 2009. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

**	Represents 10 other countries, each of which represents less than 2% of net assets

How did the Fund perform during the reporting period?

For the 1-year period ended December 31, 2009, Legacy Class A shares of the State Farm International Index Fund had a total return of 27.83% without sales charges compared to a 31.78% total return for the MSCI EAFE Free Index. The line graphs and tables below provide additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment
for the periods ended December 31, including applicable sales charges

Fund’s Average Annual Total Return as of December 31, 2009
	1 YEAR	Life of Class*
Class A	21.46%	-4.70%
Class B	21.98%	-4.75%

*	From 05/01/2006.

The performance data quoted represents past performance and does not guarantee future results. Returns on the line graph reflect maximum sales charges of: 5% for Class A shares at initial investment; and 2.75% for Class B shares at the end of the most recent fiscal year. See the next page for the performance of the Fund’s other classes, which may be greater than or less than the lines shown above for Class A and Class B shares because of differing loads and expenses between share classes. Returns in the table above reflect maximum sales charges of: 5% for all Class A shares and for Class B shares at one year; and 2.75% for Class B shares Life of Class performance. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[1]

The Morgan Stanley Capital International Europe, Australasia and Far East Free (EAFE® Free) Index currently measures the performance of stock markets of Europe, Australia, New Zealand, and the Far East. Historically, the EAFE Free took into account local market restrictions on share ownership by foreigners. Unlike an investment in the International Index Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Comparison of change in value of $10,000 investment
for the periods ended December 31, including applicable sales charges

Fund’s Average Annual Total Return as of December 31, 2009
	1 YEAR	5 YEAR	Life of Class*
Legacy Class A	24.06%	1.88%	1.78%
Legacy Class B	24.30%	1.77%	1.75%
Institutional	28.18%	2.78%	6.66%
Class R-1	27.49%	2.24%	4.80%
Class R-2	27.75%	2.44%	4.99%
Class R-3	28.03%	2.75%	5.31%

*	Legacy Class A and Legacy Class B shares from 12/18/2000. Institutional shares from 02/28/2002. Class R-1, Class R-2 and Class R-3 shares from 09/13/2004.

The performance data quoted represents past performance and does not guarantee future results. Legacy Class A shares performance on the line graph reflects a maximum sales charge of 3% at initial investment. Institutional, Class R-1, Class R-2 and Class R-3 shares performance may be greater than or less than the lines shown for Legacy Class A and Legacy Class B shares because of differing loads and expenses between the share classes. Returns in the table above reflect maximum sales charges of: 3% for all Legacy Class A shares and for Legacy Class B shares at one year; and 2% for Legacy Class B shares at five years. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. See the preceding page for the performance of Class A and Class B shares.

[1]

The Morgan Stanley Capital International Europe, Australasia and Far East Free (EAFE® Free) Index currently measures the performance of stock markets of Europe, Australia, New Zealand, and the Far East. Historically, the EAFE Free took into account local market restrictions on share ownership by foreigners. Unlike an investment in the International Index Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Performance Analysis

What factors helped and hindered performance during the reporting period?

Within the Index, every major industry sector advanced during the reporting period. The largest sector, Financials (25.47% Index weighting), had a gain of 39% for 2009. Materials (10.39% Index weighting) experienced the largest gain among the sectors at 70%. At the other end of the spectrum, the Utilities sector (5.86% Index weighting) had the smallest gain, at 5% for the year.

In addition, all regions and countries within the Index advanced during 2009. The European region of the Index had a relatively stronger year when compared to the Index’s Pacific region, posting gains of 36% compared to 24%. Of the top ten countries within the Index, the fourth largest-weighted country Australia (8.43% Index weighting) had the largest gain, 76%, during 2009. Meanwhile, second largest-weighted country Japan (20.68% Index weighting) had the smallest gain of 6% for the year.

Performance for the remaining top ten countries by Index weighting during 2009:

Country	2009 Index Weighting	2009 Gain
United Kingdom	21.63%	43%
France	11.12%	32%
Germany	8.13%	25%
Switzerland	7.58%	25%
Spain	4.64%	43%
Italy	3.49%	27%
Netherlands	2.68%	42%
Sweden	2.49%	64%

Among the Fund’s ten largest holdings as of December 31, 2009, performance was positive for the reporting period, with all ten posting double-digit returns. Three of the top ten holdings were from the UK: number one holding HSBC Holdings PLC (1.92% of total net assets), number two holding BP PLC (1.75% of total net assets), and number eight holding Vodafone Group PLC (1.18% of total net assets). Spain’s Banco Santander SA, the Fund’s number five holding (1.30% of total net assets), posted the largest gain in the top ten during 2009. Number nine holding, Health Care giant Roche Holding AG (1.16% of total net assets), posted the smallest gain among the ten largest holdings for the reporting period.

Rounding out the rest of the top ten holdings are number three holding Nestle SA (1.63% of total net assets), number four holding Total SA (1.31% of total net assets), number six holding BHP Billiton Ltd. (1.24% of total net assets), number seven holding Toyota Motor Corp. (1.20% of total net assets), and number ten holding Telefonica SA (1.15% of total net assets).

Financial highlights for this Fund can be found on pages 184-185.

State Farm Equity and Bond Fund Management’s Discussion of Fund Performance

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm Equity and Bond Fund (the “Fund”) is managed with a combination of stocks and bonds in the pursuit of long-term growth of principal while providing some current income.

The Fund invests all of its assets in shares of the State Farm Equity Fund (the “Equity Fund”) and the State Farm Bond Fund (the “Bond Fund”, and together with the Equity Fund, an “Underlying Fund”). Effort is made to maintain an investment mix of approximately 60% of assets in the Equity Fund and 40% of assets in the Bond Fund. The Fund never invests more than 75% of its net assets in either Underlying Fund. Although the Fund is not an asset allocation or market timing mutual fund, we do, from time to time, adjust the amount of its assets invested in each Underlying Fund as economic, market, and financial conditions warrant.

Describe the relevant market environment as it related to the Fund for the reporting period.

Because the Fund does not invest directly in individual stocks and bonds, the merits of the individual investments are evaluated separately by each Underlying Fund’s managers. You may wish to refer to the Management’s Discussion of Fund Performance for the Equity Fund and the Bond Fund in addition to the commentary provided here.

The market environment was influenced by numerous factors including: increased stabilization of the global financial markets, generally low inflation despite rising commodity prices, improving corporate earnings, greater investor appetite for securities with lower credit quality, and continuing U.S. and global government stimulus programs. In addition to these programs, the Federal Reserve left the Fed Funds Rate unchanged in a range of 0.00%-0.25% throughout 2009.

The 12-month total return for the S&P 500 Index was 26.46% for the period ended December 31, 2009. The total return for the period reflected an increase in corporate earnings per share for the S&P 500 Index companies of approximately 14%, an expansion of the price/earnings valuation of the S&P 500 Index of approximately 8.3%, and a dividend return of approximately 3%.

Growth stocks, as represented by the Russell 1000® Growth Index, produced a total return of 37.21%, which outperformed value stocks, as represented by the Russell 1000® Value Index, which experienced a total return of 19.69%.

Oil and gold prices were volatile throughout the year. Oil prices began the period at around $45/barrel and fell to under $34/barrel in mid-February before rising dramatically to above $79/barrel by the end of December 2009, an increase of about 78% for the 12-month period. Gold prices began the period at around $884 per troy ounce and increased substantially to around $1,095/oz. by the end of December 2009, an increase of nearly 24% for the 12-month period.

The U.S. dollar fell against the 16-nation Euro during the period as concerns of a broader global credit crisis eased early in the fiscal year and investors fled the relative safety of the U.S. dollar to invest in higher yielding currencies. During calendar year 2009, the U.S. dollar fell by approximately 2.4% to $1.43/Euro. Versus the British pound, the U.S. dollar fell by approximately 9.7% during the period to $1.62/£.

Within the bond markets, U.S. Treasuries declined during the 12-month period ended December 31, 2009. As uncertainty surrounding the financial markets eased slightly during the year, investors seeking higher yields sold U.S. Treasuries, generally causing prices on U.S. Treasuries to decline and yields to rise. The yield on 10-year U.S. Treasuries rose from 2.25% on January 2, 2009, to 3.85% on December 31, 2009. Short-term yields, however, remained low with 3-month U.S. Treasury yields falling slightly from 0.11% on January 2, 2009 to 0.06% on December 31, 2009.

Overall, for the year ended December 31, 2009, corporate bonds and securitized credit outperformed U.S. Treasuries in the Barclays Capital U.S. Aggregate Bond Index (the “Aggregate Bond Index”). For the 1-year period, the total return on corporate bonds and securitized credit in the Aggregate Bond Index was 18.68% and 7.78%, respectively, compared to a total return of -3.57% on U.S. Treasuries in the Aggregate Bond Index. Among corporate bond sectors within the Aggregate Bond Index, utility bonds and financial institution bonds generated total returns of 22.09% and 18.69%, respectively, while industrial bonds had a total return of 18.44% for the year.

From a maturity perspective, intermediate-maturity corporate bonds outperformed both short- and longer-maturity corporate bonds in the Aggregate Bond Index during the year. The total return on 5-7 year corporate bonds in the Aggregate Bond Index was 22.59% compared to a total return of 14.47% and 20.86% on 1-3 year corporate bonds in the Aggregate Bond Index and 7-10 year corporate bonds in the Aggregate Bond Index, respectively. Among U.S. Treasuries within the Aggregate Bond Index, short-maturity U.S. Treasuries outperformed both intermediate- and longer-maturity U.S. Treasuries. For the 1-year period, the total return on 1-3 year U.S. Treasuries in the Aggregate Bond Index was 0.80% compared to a total return of -3.08% and - 21.40% on 5-7 year U.S. Treasuries in the Aggregate Bond Index and 20+ year U.S. Treasuries in the Aggregate Bond Index, respectively.

From a credit quality standpoint, lower credit quality bonds outperformed relative to higher credit quality bonds in the Aggregate Bond Index during the year. Among corporate bonds within the Aggregate Bond Index, Aaa-rated securities generated a total return of 2.91% compared to Aa-rated and A-rated securities, which had total returns of 8.09% and 15.21%, respectively, for the year. The best performing credit sector within the Aggregate Bond Index was Baa-rated securities, which provided a total return of 27.49% as of December 31, 20091.

Provide an illustration of the Fund’s investments.

Fund Composition*

(unaudited)

*	Illustrated by Type of Security and based on total net assets as of December 31, 2009. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

How did the Fund perform during the reporting period?

For the 1-year period ended December 31, 2009, Legacy Class A shares of the State Farm Equity and Bond Fund had a total return of 16.47% (without sales charges). Because of the nature of the Fund (invests solely in the Institutional share class of two Underlying Funds), a blended benchmark is used for comparison purposes. The benchmark used is a combination of 60% S&P 500 Index and 40% Barclays Capital U.S. Aggregate Bond Index (rebalanced on a monthly basis). The total return of the blended benchmark was 18.40% for the 1-year period ended December 31, 2009. The line graphs and tables below provide additional perspective on the Fund’s long term results.

[1]	Source: Barclays Capital Live®

Comparison of change in value of $10,000 investment
for the periods ended December 31, including applicable sales charges

Fund’s Average Annual Total Return as of December 31, 2009
	1 YEAR	Life of Class*
Class A	10.71%	-3.60%
Class B	10.77%	-3.44%

*	From 05/01/2006.

The performance data quoted represents past performance and does not guarantee future results. Returns on the line graph reflect maximum sales charges of: 5% for Class A shares at initial investment; and 2.75% for Class B shares at the end of the most recent fiscal year. See the next page for the performance of the Fund’s other classes, which may be greater than or less than the lines shown above for Class A and Class B shares because of differing loads and expenses between share classes. Returns in the table above reflect maximum sales charges of: 5% for all Class A shares and for Class B shares at one year; and 2.75% for Class B shares Life of Class performance. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[1]	See footnotes for the Equity Fund and the Bond Fund for a description of the Indices.

[2]

State Farm Investment Management Corp. computes the Blended Benchmark using 60% S&P 500 Index and 40% Barclays Capital U.S. Aggregate Bond Index. Unlike an investment in the Equity and Bond Fund, a theoretical investment in the Indices or Blended Benchmark does not reflect any expenses. It is not possible to invest directly in an index or the Blended Benchmark.

Comparison of change in value of $10,000 investment
for the periods ended December 31, including applicable sales charges

Fund’s Average Annual Total Return as of December 31, 2009
	1 YEAR	5 YEAR	Life of Class*
Legacy Class A	12.93%	-0.69%	0.24%
Legacy Class B	13.00%	-0.82%	0.21%
Institutional	16.73%	0.16%	1.83%
Class R-1	16.16%	-0.44%	0.35%
Class R-2	16.51%	-0.21%	0.57%
Class R-3	16.64%	0.07%	0.86%

*	Legacy Class A and Legacy Class B shares from 12/18/2000. Institutional shares from 02/28/2002. Class R-1, Class R-2 and Class R-3 shares from 09/13/2004.

The performance data quoted represents past performance and does not guarantee future results. Legacy Class A shares performance on the line graph reflects a maximum sales charge of 3% at initial investment. Institutional, Class R-1, Class R-2 and Class R-3 shares performance may be greater than or less than the lines shown for Legacy Class A and Legacy Class B shares because of differing loads and expenses between the share classes. Returns in the table above reflect maximum sales charges of: 3% for all Legacy Class A shares and for Legacy Class B shares at one year; and 2% for Legacy Class B shares at five years. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. See the preceding page for the performance of Class A and Class B shares.

[1]	See footnotes for the Equity Fund and the Bond Fund for a description of the Indices.

[2]

State Farm Investment Management Corp. computes the Blended Benchmark using 60% S&P 500 Index and 40% Barclays Capital U.S. Aggregate Bond Index. Unlike an investment in the Equity and Bond Fund, a theoretical investment in the Indices or Blended Benchmark does not reflect any expenses. It is not possible to invest directly in an index or the Blended Benchmark.

Performance Analysis

What factors helped and hindered performance during the reporting period?

As discussed above, the Equity and Bond Fund invests solely in the Institutional share class of the Underlying Funds – the Equity Fund and the Bond Fund. Generally, the Equity and Bond Fund attempts to maintain approximately 60% of its net assets in shares of the Equity Fund and approximately 40% of its net assets in shares of the Bond Fund. For the 1-year period ended December 31, 2009, Institutional shares of the Equity Fund and the Bond Fund returned 20.93% and 10.30% (after expenses), respectively.

Equity portion of the Fund (approximately 60% throughout the period)

The Equity Fund is sub-advised by Bridgeway Capital Management, Inc. (“Bridgeway”) and Westwood Management Corp. (“Westwood”). Bridgeway and Westwood each manage approximately one-half of the Equity Fund’s assets. State Farm Investment Management Corp. monitors the performance of the sub-advisers and the split of the Equity Fund’s portfolio between the sub-advisers. The benchmark for the Equity Fund is the S&P 500 Index (the “Index”).

The Equity Fund seeks long-term growth of capital. In doing so, the Equity Fund invests primarily in large capitalization stock issued by U.S. companies. Bridgeway defines “large stocks” as the largest 500 U.S. companies as measured by market capitalization (stock market worth). Westwood defines large capitalization companies as those companies with market capitalizations greater than $5 billion at the time of purchase.

Bridgeway selects stocks using its proprietary, quantitative investment models to identify stocks within the large-cap growth category for the Equity Fund. Growth stocks are those that Bridgeway believes have above average prospects for economic growth. Westwood invests in a portfolio of seasoned companies utilizing a value style of investing in which it chooses those stocks that Westwood believes have earnings prospects that are currently undervalued by the market relative to some financial measure of worth, such as the ratio of price to earnings, price to sales or price to cash flow. Westwood defines seasoned companies as those that generally have been operating for at least three years.

During the 1-year period ended December 31, 2009, Bridgeway and Westwood generated portfolio returns for the Equity Fund (before fees and expenses) of 31.72% and 14.24%, respectively, compared to a 26.46% return for the S&P 500 Index over the same time period.

Below are discussions concerning the individual investments made by Bridgeway and Westwood for the Equity Fund during the course of the reporting period.

Bridgeway Capital Management, Inc. (49.85% of the Equity Fund’s total assets)

Among the largest contributions to Bridgeway’s performance during the year were holdings within the Information Technology (24.43% of Bridgeway’s total assets), Consumer Discretionary (22.54% of Bridgeway’s total assets) and Energy (6.60% of Bridgeway’s total assets) sectors. Within the Information Technology sector, International Business Machines Corp. (“IBM”) (2.61% of Bridgeway’s total assets) had a double-digit price gain, while Google Inc. (2.43% of Bridgeway’s total assets) and Apple Inc. (2.46% of Bridgeway’s total assets) each posted triple-digit gains. IBM (1.95% of the Equity Fund’s total net assets) is also the Equity Fund’s largest holding. Within the Consumer Discretionary sector, Amazon.com Inc. (2.69% of Bridgeway’s total assets) and Priceline.com Inc. (2.26% of Bridgeway’s total assets) were among the largest contributors to Bridgeway’s performance with each posting triple-digit gains. Within the Energy sector, Diamond Offshore Drilling Inc. (1.62% of Bridgeway’s total assets), Transocean Ltd. (1.37% of Bridgeway’s total assets) and Southwestern Energy Co. (1.71% of Bridgeway’s total assets) were among large contributors to Bridgeway’s performance with each posting double-digit gains.

Also contributing to Bridgeway’s positive performance were several holdings in the Health Care sector (19.97% of Bridgeway’s total assets), including Express Scripts Inc. (2.07% of Bridgeway’s total assets) with a double-digit gain and Cerner Corp. (1.53% of Bridgeway’s total assets) with a triple-digit gain.

Although the Information Technology sector was the largest overall contributor to Bridgeway’s performance, the largest individual detractor to Bridgeway’s performance during the year was FLIR Systems Inc. before being completely sold from Bridgeway’s portion of the Equity Fund’s portfolio.

Additional major detractors to Bridgeway’s performance came from a broad range of sectors, including Consumer Staples (10.11% of Bridgeway’s total assets), Health Care (19.97% of Bridgeway’s total assets) and Financials (6.54% of Bridgeway’s total assets). Within the Consumer Staples sector, Avon Products Inc. was a major detractor to Bridgeway’s performance before being completely sold from Bridgeway’s portion of the Equity Fund’s portfolio. Likewise, General Mills (0.99% of Bridgeway’s total assets) and Walgreen Co. (1.56% of Bridgeway’s total assets) weighed negatively on Bridgeway’s performance. Within the Health Care sector, Myriad Genetics Inc. (0.62% of Bridgeway’s total assets) and Gilead Sciences

Inc. (1.29% of Bridgeway’s total assets) were major detractors to Bridgeway’s performance with each posting double-digit losses. Within the Financials sector, Hudson City Bancorp Inc. (1.57% of Bridgeway’s total assets) was a major detractor to Bridgeway’s performance. Likewise, Marsh & McLennan Companies Inc. and Northern Trust Corp. were major detractors to Bridgeway’s performance before being completely sold from Bridgeway’s portion of the Equity Fund’s portfolio.

Westwood Management Corp. (50.15% of the Equity Fund’s total assets)

Among the largest contributions to Westwood’s performance during the year were holdings within the Information Technology (15.04% of Westwood’s total assets), Energy (16.31% of Westwood’s total assets) and Industrials (14.31% of Westwood’s total assets) sectors. Within the Information Technology sector, International Business Machines Corp. (“IBM”) (1.30% of Westwood’s total assets), Cisco Systems Inc. (2.48% of Westwood’s total assets) and MasterCard Inc. (1.06% of Westwood’s total assets) were among the largest contributors to Westwood’s performance with each posting double-digit gains. IBM (1.95% of the Equity Fund’s total net assets), Cisco Systems Inc. (1.80% of the Equity Fund’s total net assets) and MasterCard Inc. (1.51% of the Equity Fund’s total net assets) are also the Equity Fund’s largest, fourth-largest, and tenth-largest holdings, respectively. EMC Corp. (1.25% of Westwood’s total assets) and Microsoft Corp. (1.26% of Westwood’s total assets) were also among large contributors to Westwood’s performance with each posting double-digit gains. Within the Energy sector, Anadarko Petroleum Corp. (2.49% of Westwood’s total assets), Occidental Petroleum Corp. (2.50% of Westwood’s total assets), and Apache Corp. (2.67% of Westwood’s total assets) were among the largest contributors to Westwood’s performance with each posting double-digit gains. Within the Industrials sector, Union Pacific Corp. (1.29% of Westwood’s total assets), Deere & Co. (2.54% of Westwood’s total assets), and United Technologies Corp. (1.28% of Westwood’s total assets) were among large contributors to Westwood’s performance with each posting double-digit gains. Union Pacific (1.58% of the Equity Fund’s total net assets) is also the Equity Fund’s seventh-largest holding.

Also contributing to Westwood’s positive performance were several holdings in the Financials sector (18.28% of Westwood’s total assets), including JPMorgan Chase & Co. (2.91% of Westwood’s total assets) and BlackRock Inc. (0.98% of Westwood’s total assets).

Although the Financials sector was an overall contributor to Westwood’s performance, the top three individual detractors to Westwood’s performance came from this sector during the year. Bank of America Corp. (1.96% of Westwood’s total assets) and MetLife Inc. (2.38% of Westwood’s total assets) were major detractors to Westwood’s performance with each posting double-digit losses during the year. State Street Corp. was also a major detractor to Westwood’s performance before completely being sold from Westwood’s portion of the Equity Fund’s portfolio.

Additional major detractors to Westwood’s performance came from a broad range of sectors, including Consumer Discretionary (9.25% of Westwood’s totals assets), Energy (16.31% of Westwood’s total assets) and Consumer Staples (4.48% of Westwood’s total assets). Within the Consumer Discretionary sector, Wal-Mart Stores Inc. and McDonald’s Corp. posted losses before being completely sold from Westwood’s portion of the Equity Fund’s portfolio. Within the Energy sector, Exxon Mobil Corp. (2.92% of Westwood’s total assets), the Equity Fund’s third largest holding (1.86% of the Equity Fund’s total net assets), declined by double-digits. Within the Consumer Staples sector, General Mills Inc. was also a major detractor to Westwood’s performance before being completely sold from Westwood’s portion of the Equity Fund’s portfolio.

Fixed Income portion of the Fund (approximately 40% throughout the period)

We manage the Bond Fund in a manner that seeks to achieve over a period of years the highest yield possible that is consistent with investing in high quality, investment grade bonds. In managing the Fund, we generally are buy-and-hold investors who focus primarily on U.S. Government obligations, government agency securities, and high quality corporate bonds. While the Bond Fund invests in bonds of varying maturities, it is structured with a maturity and interest rate risk (duration) profile that is consistent with its benchmark, the Aggregate Bond Index.

The Bond Fund’s allocation to corporate bonds combined with positive double-digit total returns from the corporate bonds the Bond Fund held helped performance during the year. As of December 31, 2009, the Bond Fund had 48.24% of its total net assets invested in corporate bonds versus the Aggregate Bond Index, which had 18.82% in corporate bonds. In addition, strong returns from commercial mortgage-backed securities in the Bond Fund contributed to the Bond Fund’s positive performance. As of December 31, 2009, the Bond Fund had 2.55% of its total net assets invested in commercial mortgage-backed securities.

The Bond Fund’s holdings of U.S. Treasuries declined slightly in value during the year, but only moderately hindered performance. As of December, 31, 2009, the Bond Fund had 13.37% of its total net assets invested in U.S. Treasuries versus the Aggregate Bond Index, which had 27.65% in U.S. Treasuries.

The Bond Fund’s overweight position in corporate bonds relative to the Aggregate Bond Index was the primary reason that the Bond Fund outperformed the Aggregate Bond Index for the 1-year reporting period. Also contributing to the relative outperformance of the Bond Fund versus the Aggregate Bond Index was the Bond Fund’s underweight position in U.S. Treasuries.

The Bond Fund’s high credit quality orientation within corporate bonds slightly hindered performance relative to the Aggregate Bond Index as lower credit quality securities outperformed higher credit quality securities during the year.

The option-adjusted duration of the Bond Fund stood at approximately 3.84 years at the end of 2009, up from 3.57 years at the beginning of the year. Duration is a statistical calculation that measures a bond’s (or in this case, a bond fund’s) price sensitivity relative to general movements in interest rates. Option-adjusted duration attempts to incorporate prepayment possibilities into the duration statistic. As interest rates decline, prepayments typically increase as companies seek to refinance their bonds at lower rates, which results in downward pressure on duration.

Financial highlights for this Fund can be found on pages 186-187.

State Farm Bond Fund Management’s Discussion of Fund Performance

Overview

Describe the Fund’s investment objective and philosophy.

We manage the State Farm Bond Fund (the “Fund”) in a manner that seeks to achieve over a period of years the highest yield possible that is consistent with investing in high quality, investment grade bonds. In managing the Fund, we generally are buy-and-hold investors who focus primarily on U.S. Government obligations, government agency securities, and high quality corporate bonds. While the Fund invests in bonds of varying maturities, it is structured with a maturity and interest rate risk (duration) profile that is consistent with its benchmark, the Barclays Capital U.S. Aggregate Bond Index (the “Index”).

Describe the relevant market environment as it related to the Fund for the reporting period.

Throughout the 1-year period, the market environment was influenced by numerous factors including: increased stabilization of the global financial markets, generally low inflation despite rising commodity prices, improving corporate earnings, greater investor appetite for securities with lower credit quality, and continuing U.S. and global government stimulus programs. In addition to these programs, the Federal Reserve left the Fed Funds Rate unchanged in a range of 0.00%-0.25% throughout 2009.

Within the bond markets, U.S. Treasuries declined during the 12-month period ended December 31, 2009. As uncertainty surrounding the financial markets eased slightly during the year, investors seeking higher yields sold U.S. Treasuries, generally causing prices on U.S. Treasuries to decline and yields to rise. The yield on 10-year U.S. Treasuries rose from 2.25% on January 2, 2009, to 3.85% on December 31, 2009. Short-term yields, however, remained low with 3-month U.S. Treasury yields falling slightly from 0.11% on January 2, 2009 to 0.06% on December 31, 2009.

Overall, for the year ended December 31, 2009, corporate bonds and securitized credit outperformed U.S. Treasuries in the Index. For the 1-year period, the total return on corporate bonds and securitized credit in the Index was 18.68% and 7.78%, respectively, compared to a total return of -3.57% on U.S. Treasuries in the Index. Among corporate bond sectors within the Index, utility bonds and financial institution bonds generated total returns of 22.09% and 18.69%, respectively, while industrial bonds had a total return of 18.44% for the year.

From a maturity perspective, intermediate-maturity corporate bonds outperformed both short- and longer-maturity corporate bonds in the Index during the year. The total return on 5-7 year corporate bonds in the Index was 22.59% compared to a total return of 14.47% and 20.86% on 1-3 year corporate bonds in the Index and 7-10 year corporate bonds in the Index, respectively. Among U.S. Treasuries within the Index, short-maturity U.S. Treasuries outperformed both intermediate- and longer-maturity U.S. Treasuries. For the 1-year period, the total return on 1-3 year U.S. Treasuries in the Index was 0.80% compared to a total return of -3.08% and -21.40% on 5-7 year U.S. Treasuries in the Index and 20+ year U.S. Treasuries in the Index, respectively.

From a credit quality standpoint, lower credit quality bonds outperformed relative to higher credit quality bonds in the Index during the year. Among corporate bonds within the Index, Aaa-rated securities generated a total return of 2.91% compared to Aa-rated and A-rated securities, which had total returns of 8.09% and 15.21%, respectively, for the year. The best performing credit sector within the Index was Baa-rated securities, which provided a total return of 27.49% as of December 31, 20091.

Provide an illustration of the Fund’s investments.

Fund Composition*

(unaudited)

*	Illustrated by Type of Security and based on total net assets as of December 31, 2009. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

[1]	Source: Barclays Capital Live®

How did the Fund perform during the reporting period?

For the 1-year period ended December 31, 2009, Legacy Class A shares of the State Farm Bond Fund had a total return of 10.12% (without sales charges) compared to a total return of 5.93% for the Barclays Capital U.S. Aggregate Bond Index. The line graph and table below provide additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment
for the periods ended December 31, including applicable sales charges

Fund’s Average Annual Total Return as of December 31, 2009
	1 YEAR	5 YEAR	Life of Class*
Class A	6.80%	N/A	5.63%
Class B	6.69%	N/A	5.47%
Legacy Class A	6.80%	4.10%	4.88%
Legacy Class B	6.68%	3.98%	4.83%
Institutional	10.30%	5.02%	4.92%
Class R-1	9.77%	4.43%	4.32%
Class R-2	10.00%	4.60%	4.51%
Class R-3	10.32%	4.93%	4.84%

*	Class A and Class B Shares from 05/01/2006, Legacy Class A and Legacy Class B shares from 12/18/2000. Institutional shares from 11/01/2001. Class R-1, Class R-2 and Class R-3 shares from 09/13/2004.

The performance data quoted represents past performance and does not guarantee future results. Legacy Class A shares performance on the line graph reflects a maximum sales charge of 3% at initial investment. Class A, Class B, Institutional, Class R-1, Class R-2 and Class R-3 shares performance may be greater than or less than the lines shown for Legacy Class A and Legacy Class B shares because of differing loads and expenses between the share classes. Returns in the table above reflect maximum sales charges of: 3% for all Class A and Legacy Class A shares and for Class B and Legacy Class B shares at one year; 2% for Legacy Class B shares at five years; and 2.50% for Class B shares Life of Class performance. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[1]

The Barclays Capital U.S. Aggregate Bond Index represents debt securities in the U.S. investment grade fixed rate taxable bond market, including government and corporate debt securities, mortgage pass-through debt securities and asset-backed debt securities with maturities greater than one year. Unlike an investment in the Bond Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Performance Analysis

What factors helped and hindered performance during the reporting period?

The Fund’s allocation to corporate bonds combined with positive double-digit total returns from the corporate bonds the Fund held helped performance during the year. As of December 31, 2009, the Fund had 48.24% of total net assets invested in corporate bonds versus the Index, which had 18.82% in corporate bonds. In addition, strong returns from commercial mortgage-backed securities in the Fund contributed to the Fund’s positive performance. As of December 31, 2009, the Fund had 2.55% of total net assets invested in commercial mortgage-backed securities.

The Fund’s holdings of U.S. Treasuries declined slightly in value during the year, but only moderately hindered performance. As of December, 31, 2009, the Fund had 13.37% of total net assets invested in U.S. Treasuries versus the Index, which had 27.65% in U.S. Treasuries.

The Fund’s overweight position in corporate bonds relative to the Index was the primary reason that the Fund outperformed the Index for the 1-year reporting period. Also contributing to the relative outperformance of the Fund versus the Index was the Fund’s underweight position in U.S. Treasuries.

The Fund’s high credit quality orientation within corporate bonds slightly hindered performance relative to the Index as lower credit quality securities outperformed higher credit quality securities during the year.

The option-adjusted duration of the Fund stood at approximately 3.84 years at the end of 2009, up from 3.57 years at the beginning of the year. Duration is a statistical calculation that measures a bond’s (or in this case, a bond fund’s) price sensitivity relative to general movements in interest rates. Option-adjusted duration attempts to incorporate prepayment possibilities into the duration statistic. As interest rates decline, prepayments typically increase as companies seek to refinance their bonds at lower rates, which results in downward pressure on duration.

Financial highlights for this fund can be found on pages 188-189.

State Farm Tax Advantaged Bond Fund Management’s Discussion of Fund Performance

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm Tax Advantaged Bond Fund (the “Fund”) seeks as high a rate of income exempt from federal income taxes as is consistent with prudent investment management. Income may be subject to state and local taxes and (if applicable) the Alternative Minimum Tax. In managing the Fund, we focus on high credit quality bonds with an investment philosophy that seeks to provide competitive total returns, while managing for federal income tax efficiency within the municipal bond asset class over the long run. The municipal bond market, while relatively small in total assets compared to the taxable bond market, is very broad by number of issuers. As a result, we believe that fundamental research and professional management is critical to success in this asset class. While we diversify the maturity spectrum of the bonds within the portfolio, we tend to favor the intermediate maturity range for the bulk of the Fund’s assets. In doing so, we seek to maintain a fairly consistent portfolio duration and interest rate exposure relative to the Fund’s benchmark – the Barclays Capital Municipal Bond Index (the “Index”). The Fund also seeks to remain invested mainly in assets of high credit quality in an attempt to reduce the risk of loss to investment principal as a result of credit losses.

Describe the relevant market environment as it related to the Fund for the reporting period.

Throughout the 1-year period ended December 31, 2009, fixed-income markets were impacted by several factors including increased stabilization of the global financial markets, improving corporate earnings, and continuing U.S. and global government stimulus programs. In addition, the Federal Reserve left the Fed Funds Rate unchanged in a range of 0.00%-0.25% throughout 2009.

As uncertainty surrounding the financial markets eased slightly during the period, the demand for relatively safer assets waned and investors’ risk appetites increased. During this time, the demand for municipal bonds increased, driving prices higher and yields lower across the maturity spectrum. These factors also helped to compress and normalize the yield spread relationship of municipal bonds relative to U.S. Treasuries throughout the 1-year period ended December 31, 2009.

During the 1-year period, the municipal bond yield curve flattened somewhat as intermediate- and longer-maturity yields declined by a greater extent as compared to short-maturity yields. By December 31, 2009, according to Thomson Municipal Market Data, 10-year and 20-year AAA-rated municipal bonds yielded approximately 3.00% and 3.70%, respectively, down from roughly 3.52% and 4.80%, respectively, as of January 2, 2009. Meanwhile, yields on shorter maturity AAA-rated municipal bonds also moved lower during the 1-year period. Yields on 5-year AAA-rated municipal bonds declined approximately 90 basis points from 2.47% on January 2, 2009 to 1.57% on December 31, 2009. Yields on 1-year AAA-rated municipal bonds decreased less dramatically with a decline of 57 basis points from 0.85% on January 2, 2009 to 0.28% on December 31, 2009.1

Overall, for the year ended December 31, 2009, long-maturity municipal bonds outperformed relative to intermediate- and shorter-maturity municipal bonds. Bonds with maturities 20 years and longer performed particularly well due to the decrease in long-term interest rates and increased market demand.

From a credit standpoint, lower credit quality bonds outperformed high quality bonds over the reporting period, highlighting the increased risk appetite among investors.

During the 1-year period, yield spreads on municipal bonds relative to U.S. Treasuries compressed dramatically. As of January 2, 2009, the 4.80% yield on 20-year AAA-rated municipal bonds exceeded the 3.05% yield offered on comparable 20-year U.S. Treasuries by 175 basis points, which is an abnormal yield spread relationship. Typically, long-term municipal bonds offer approximately 75% to 90% of the yields available on comparable U.S. Treasuries because of the federal income tax benefits associated with municipal bonds. However, during the 1-year period ended December 31, 2009, the yield relationship between long-term municipal bonds and comparable U.S. Treasuries began to normalize as uncertainty surrounding the financial markets began to subside. As of December 31, 2009, the 3.70% yield on 20-year AAA-rated municipal bonds provided nearly 81% of the 4.58% yield offered on comparable 20-year taxable U.S. Treasuries.2 This yield comparison has been typically used as a general gauge within the industry to determine the relative attractiveness of municipal securities.

[1]

The Municipal Market Data yields represent a consensus scale for the municipal bond market compiled by Thomson Reuters. The yields are based on market participant opinion and vary from actual yields attained.

[2]	Source: Thomson Reuters

Part of the American Recovery and Reinvestment Act of 2009 enacted in February 2009 was the creation of Build America Bonds (“BABs”). BABs are taxable governmental bonds that were created to help provide funding for state and local governments at lower borrowing costs. Traditionally, tax-exempt bonds provide a major source of capital for state and local governments, but the impacts of the recession reduced their ability to finance new projects. Supplementing the existing tax-exempt bond market, the Build America Bond program was designed to provide a federal subsidy for a larger portion of the borrowing costs of state and local governments than traditional tax-exempt bonds in order to stimulate the economy and encourage investments in capital projects in 2009 and 2010. As taxable BABs began to be issued in 2009, the supply of newly issued tax-exempt bonds declined which also helped to support the tax-exempt municipal bond market during the 1-year period.

Provide an illustration of the Fund’s investments.

Fund Composition*

(unaudited)

*	Illustrated by Credit Quality. Ratings by Moody’s Investor Services (“Moody’s”). Percentages are based on total investments as of December 31, 2009. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.
**	Includes Advanced Refund Bonds.
***	Twenty-one securities were not rated by Moody’s. Four securities, representing 2.83% of total investments, were rated AAA by S&P. Four securities, representing 1.74% of total investments, were rated AA+ by S&P. Six securities, representing 3.73% of total investments, were rated AA by S&P. Five securities, representing 2.59% of total investments, were rated AA- by S&P. Two securities, representing 1.75% of total investments, were rated A+ by S&P.

How did the Fund perform during the reporting period?

Legacy Class A shares for the State Farm Tax Advantaged Bond Fund had a total return of 10.25% (without sales charges) for the 12-month period ended December 31, 2009. This is compared to a 12.91% return for the unmanaged Barclays Capital Municipal Bond Index over the same timeframe. The line graph and table below provide additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment
for the periods ended December 31, including applicable sales charges

Fund’s Average Annual Total Return as of December 31, 2009
	1 YEAR	5 YEAR	Life of Class*
Class A	6.88%	N/A	4.52%
Class B	6.91%	N/A	4.37%
Legacy Class A	6.99%	3.69%	4.79%
Legacy Class B	6.81%	3.56%	4.74%

*	Class A and Class B shares from 05/01/2006. Legacy Class A and Legacy Class B shares from 12/18/2000.

The performance data quoted represents past performance and does not guarantee future results. Legacy Class A shares performance on the line graph reflects a maximum sales charge of 3% at initial investment. Class A and Class B shares performance may be greater than or less than the lines shown for Legacy Class A and Legacy Class B shares because of differing loads and expenses between the share classes. Returns in the table above reflect maximum sales charges of: 3% for all Class A and Legacy Class A shares and for Class B and Legacy Class B shares at one year; 2% for Legacy Class B shares at five years; and 2.50% for Class B shares Life of Class performance. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[1]

The Barclays Capital Municipal Bond Index is an unmanaged index representative of the tax-exempt bond market and is made up of investment grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year. Unlike an investment in the Tax Advantaged Bond Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Performance Analysis

What factors helped and hindered performance during the reporting period?

The Fund’s orientation towards short- and intermediate-maturity municipal bonds provided a positive total return as interest rates declined across the maturity spectrum throughout the 1-year period. However, long-maturity bonds outperformed intermediate maturities which in turn outperformed short maturities over the 1-year period. As a result, the Fund’s short and intermediate maturity orientation was detrimental to relative performance with 25.4% of total investments in bonds maturing within 12 years versus 49.9% for the benchmark as of December 31, 2009. In addition, the Fund ended December 2009 with 72.1% of total investments in bonds maturing between 12-22 years, with only 2.5% of total investments in bonds having maturities over 22 years. By comparison, the Index included a 28.4% allocation to bonds maturing between 12-22 years and a 21.7% allocation to bonds having maturities over 22 years as of December 31, 2009. As a result, the Fund was unfavorably positioned relative to the benchmark, especially during a period when the yield curve flattened somewhat with a coincident decrease in longer-term yields.

Throughout the reporting period, we did not pursue a course to increase the Fund’s duration. Essentially, we attempted to maintain the risk profile of the Fund in respect to risk to capital (credit risk) and interest rate risk volatility (duration). The modified duration of the Fund at the end of December 2009 stood at 5.87 years, which is down from 7.23 years on January 2, 2009. This occurred during a period where the slope of the yield curve flattened somewhat with intermediate- and longer-maturity yields declining by a greater extent as compared to short-maturity yields. Modified duration is a statistical calculation that measures a bond’s (or in this case, a bond fund’s) price sensitivity relative to general movements in interest rates. The lower portfolio duration also contributed somewhat negatively to the Fund’s performance as interest rates declined during the year.

The Fund also maintained a high quality credit orientation consistent with the Fund’s historical investment philosophy throughout the reporting period and ended December 2009 with 63.1% of total investments held in municipal bonds rated Aa3 or higher by Moody’s Investor Services. Over the reporting period, higher quality municipal credits underperformed relative to lower quality credits. The difference in maturity structure between the Fund and benchmark along with the Fund’s higher credit quality orientation than the benchmark both played a role in the Fund’s relative underperformance versus the benchmark during the reporting period.

As highlighted earlier, the objective of the Fund is to seek as high a rate of income exempt from federal income taxes as is consistent with prudent investment management. The Fund has been invested with a bias towards high-credit quality, short and intermediate maturity bonds under the belief that lower-credit quality, long maturity bonds have not provided enough additional yield over the long term to compensate for the higher risk and volatility. Adopting additional risk by increasing duration and/or increasing the weighting in lower-credit quality bonds in the environment of uncertainty experienced during the reporting period would not have been consistent with the Fund’s historical investment philosophy.

The number of individual bonds held in the portfolio increased over the reporting period from 109 to 163 bonds. Turnover for the reporting period was 4%. Investments within the State of California remained the largest single allocation in any state representing 9.23% of total net assets, which is up from 6.37% from the beginning of the reporting period. Notable changes to the portfolio included purchases of additional general obligation bonds in New York, Alabama, Iowa, and Connecticut.

Financial highlights for this fund can be found on pages 190-191.

State Farm Money Market Fund Management’s Discussion

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm Money Market Fund (the “Fund”) seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity. The Fund pursues this objective by investing in high quality commercial paper and other short-term debt securities. It is managed by State Farm Investment Management Corp. (SFIMC). An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Provide an illustration of the Fund’s investments.

Fund Composition*

(unaudited)

*	Illustrated by Type of Security and based on total net assets as of December 31, 2009. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

Financial highlights for this Fund can be found on pages 192-193.

State Farm LifePath® Funds Management’s Discussion of Fund Performance

Overview

Describe the State Farm LifePath Funds investment objective and philosophy.

The State Farm LifePath Funds are organized as “feeder funds” in a “master-feeder” structure. Instead of investing directly in individual securities, the feeder fund, which is offered to the public, invests all its assets in a corresponding LifePath Master Portfolio. References to “the LifePath Funds” are to the feeder funds or the LifePath Master Portfolios, as the context requires, unless otherwise stated. The LifePath Funds, through their investment in the LifePath Master Portfolios, allocate their assets among broad types of asset classes by investing in a combination of stock, bond, and money market funds (the “Underlying Funds”) seeking to produce competitive returns consistent with a Fund’s investment objective. Each LifePath Fund seeks a combination of income and growth of capital consistent with the quantitatively measured risk that investors on average may be willing to accept given their investment time horizon. A LifePath Fund’s time horizon marks the point when the investors plan to start making net withdrawals. Each LifePath Fund has its own time horizon, which affects the acceptable risk level of the LifePath Fund and, in turn, its asset allocation.

Barclays Global Fund Advisors (Barclays) served as the investment adviser to the LifePath Master Portfolios and Underlying Funds, and Barclays Global Investors, N.A. (BGI) served as the administrator to the LifePath Master Portfolios and Underlying Funds. On December 1, 2009, the parent company of Barclays and BGI sold Barclays, BGI and certain affiliated companies to BlackRock, Inc. Upon the closing of this sale, BGI changed its name to BlackRock Institutional Trust Company, N.A. (BTC) and Barclays changed its name to BlackRock Fund Advisors (BlackRock). As a result, BlackRock serves as the investment adviser to each of the LifePath Master Portfolios and Underlying Funds, and BTC serves as their administrator.

With the exception of the LifePath 2050 Master Portfolio not containing an allocation to the iShares Barclays TIPS Bond Fund during 2009, each LifePath Master Portfolio invested in the same Underlying Funds but in differing proportions, depending upon the time horizon and acceptable risk level of the LifePath Master Portfolio.

Note: On November 20, 2009 the LifePath 2010 Fund transferred all of its assets and liabilities (its “net assets”) to the LifePath Income Fund in exchange for shares of the LifePath Income Fund, and LifePath 2010 Fund shareholders received such LifePath Income Fund shares in exchange for their LifePath 2010 shares. None of the LifePath 2010 Fund, its shareholders, the LifePath Income Fund, and its shareholders recognized income, gain or loss on the transaction for U.S. Federal income tax purposes, and the aggregate tax basis and holding periods of the LifePath Income Fund shares received by the LifePath 2010 Fund shareholders were the same as the aggregate tax basis and holding periods of the LifePath 2010 Fund shares.

Describe the relevant market environment as it related to the State Farm LifePath Funds for the reporting period.

The market environment was influenced by numerous factors including: increased stabilization of the global financial markets, generally low inflation despite rising commodity prices, improving corporate earnings, greater investor appetite for securities with lower credit quality, and continuing U.S. and global government stimulus programs. In addition to these programs, the Federal Reserve left the Fed Funds Rate unchanged at a range of 0.00%-0.25% throughout 2009.

Oil and gold prices were volatile throughout the year. Oil prices began the period at around $45/barrel and fell to under $34/barrel in mid-February before rising dramatically to above $79/barrel by the end of December 2009, an increase of about 78% for the 12-month period. Gold prices began the period at around $884 per troy ounce and increased substantially to around $1,095/oz. by the end of December 2009, an increase of nearly 24% for the 12-month period.

The 12-month total return for the S&P 500 Index was 26.46% for the period ended December 31, 2009. The total return for the period reflected an increase in corporate earnings per share for the S&P 500 Index companies of approximately 14%, an expansion of the price/earnings valuation of the S&P 500 Index of approximately 8.3%, and a dividend return of approximately 3%. Within the S&P 500 Index, the Technology sector held the largest weighting of 19.86% and produced the highest return of 60% for the reporting period. While all ten sectors within the S&P 500 Index produced positive returns in 2009, the Telecommunication Services sector was both the smallest weighting at 3.17% and produced the lowest return of 3%.

Small-cap stocks, as represented by the S&P SmallCap 600 Index, and mid-cap stocks, as represented by the S&P MidCap 400 Index, also produced positive total returns of 25.57% and 37.38% respectively, for the year ended December 31, 2009. Small- and mid-cap stocks outperformed large cap stocks in 2009.

International equity markets however, as represented by the MSCI ACWI ex-U.S. IMI Index, produced a return of 43.61% for the year, outperforming U.S. markets. Equity markets around the globe benefitted from local government stimulus programs

iShares, LifePath, and LifePath followed by 2010, 2020, 2030, 2040 and 2050 are all registered trademarks of BlackRock Institutional Trust Company, N.A. All other trademarks, service marks or registered trademarks are the property of their respective owners.

as well as monetary policy designed to add liquidity to the economy and markets. Commodities-rich countries like Australia and Brazil produced gains in excess of 75% as exports to China spurred their economies higher.

The economic growth differentiation between developed and emerging markets was particularly glaring in 2009 as developed economies were saddled with debt and housing-crisis issues that were generally non-existent in emerging markets. Investors sent large sums of money to these markets in 2009 in search for higher growth rates. That demand helped spur the MSCI Emerging Markets Index1 to a gain of 71.80% for the year.

Investment exposure to foreign securities was also helped by a generally weaker dollar in 2009. The U.S. dollar fell against the 16-nation Euro during the period as concerns of a broader global credit crisis eased early in the fiscal year and investors fled the relative safety of the U.S. dollar to invest in higher yielding currencies. During calendar year 2009, the U.S. dollar fell by approximately 2.4% to $1.43/Euro. Versus the British pound, the U.S. dollar fell by approximately 9.7% during the period to $1.62/£.

Investor appetite for risk was also visible in the global real estate market where the Cohen & Steers Realty Majors Index2 gained 24.92% despite continued trouble in the U.S. housing market and increased concern about the commercial mortgage market. Consistent with the equity market, foreign real estate investments produced double-digit gains as the FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index3 gained 44.55% for the one-year period ending December 31, 2009.

Within the Treasury bond market, intermediate and long maturity U.S. Treasuries declined in price as uncertainty surrounding the financial markets eased slightly over the course of the year, causing yields to rise. The yield on 10-year U.S. Treasuries rose from 1.87% on January 2, 2009, to 3.39% on December 31, 2009. Short-term yields remained low, with 3-month U.S. Treasury yields falling only slightly from 0.11% on January 2, 2009 to 0.06% on December 31, 20094. While intermediate maturity U.S. Treasuries outperformed relative to both short- and long-maturity Treasuries, the inflation-protected U.S. Treasury TIPS market performed better. With economic growth in the U.S. improving over the course of the year and concerns about inflation being ignited due to all the liquidity and stimulus in the markets, the Barclays Capital U.S. TIPS Index gained 11.41% for the year ending December 31, 2009. Cash, as represented by the Citigroup 3-Month Treasury Bill Index5, returned 0.16% for the reporting period, highlighting the continued low interest rate environment.

From a credit perspective, the low quality rally that spurred equity markets was also experienced in fixed income. High yield bonds dramatically outperformed investment grade bonds as represented by the 58.21% return for the Barclays Capital High-Yield Bond Index6 versus the 5.93% return of the Barclays Capital U.S. Aggregate Bond Index for the year ended December 31, 2009.

What factors helped and hindered performance of the LifePath Funds during the reporting period?

The LifePath Funds are invested in a combination of the Underlying Funds for which BlackRock is the investment adviser. With the exception of the LifePath 2050 Fund not containing an allocation to the iShares Barclays TIPS Bond Fund during 2009, each LifePath Fund invested in the same Underlying Funds but in differing proportions, depending upon the acceptable risk level of the LifePath Fund.

The LifePath Funds with longer time horizons, such as the LifePath 2050 Fund, invested a greater share of their assets in equity-oriented Underlying Funds, such as the iShares MSCI EAFE Index Fund and the Active Stock Master Portfolio. The more conservative LifePath Funds, such as the LifePath Income Fund, allocated more of their assets to fixed income-oriented investments, such as the CoreAlpha Bond Master Portfolio and the iShares Barclays TIPS Bond Fund. Ultimately the performance of any given LifePath Fund is a reflection of its asset allocation.

During 2009, each LifePath Fund (with the exception of the LifePath 2050 Fund as noted previously) invested a portion of their assets in nine different exchange-traded funds (iShares) managed by BlackRock: the iShares MSCI EAFE Index Fund, the

[1]

The Morgan Stanley Capital International Emerging Markets Index is a float-adjusted market capitalization index designed to measure equity market performance in global emerging markets. Foreign securities involve risks not normally associated with investing in the U.S. including higher trading and custody costs, less stringent accounting, legal and reporting practices, potential for political and economic instability, and the fluctuation and potential regulation of currency exchange rates.

[2]	The Cohen & Steers Realty Majors Portfolio Index is a modified capitalization weighted total return index of selected United States Equity Real Estate Investment Trusts (REITs).

[3]

The FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index is designed to measure the stock performance of companies engaged in specific real estate activities of the real estate markets outside of the United States. Relevant real estate activities are defined as the ownership, trading and development of income producing real estate.

[4]	Source: Barclays Capital Live®

[5]	The Citigroup 3-Month T-Bill Index is an unmanaged index of three-month Treasury bills.

[6]	The Barclays Capital High-Yield Bond Index covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

iShares EAFE Small Cap Index Fund, the iShares MSCI Emerging Markets Index Fund, the iShares MSCI Canada Index Fund, the iShares S&P MidCap 400 Index Fund, the iShares S&P SmallCap 600 Index Fund, the iShares Cohen & Steers Realty Majors Index Fund, the iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund, and the iShares Barclays TIPS Bond Fund.

The returns of the Underlying Funds contributed to the overall returns of the LifePath Funds for the reporting period as shown below:

Underlying Funds	1-Year Return
Active Stock Master Portfolio	24.86%
CoreAlpha Bond Master Portfolio	11.67%
iShares S&P MidCap 400 Index Fund	37.23%
iShares S&P SmallCap 600 Index Fund	25.49%
iShares MSCI EAFE Index Fund	31.40%
iShares MSCI EAFE Small Cap Index Fund	46.38%
iShares MSCI Emerging Markets Index Fund	71.80%
iShares MSCI Canada Index Fund	55.83%
iShares Cohen & Steers Realty Majors Index Fund	25.12%
iShares FTSE EPRA /NAREIT Developed Real Estate ex-U.S. Index Fund	44.46%
iShares Barclays TIPS Bond Fund	11.37%

The LifePath Funds invested a significant amount of their assets in the Active Stock and CoreAlpha Bond Master Portfolios. Both of these Master Portfolios seek to outperform their respective benchmark indices while maintaining similar risk profiles as those benchmarks by employing quantitative models that help to identify a subset of securities from the benchmark to invest in.

The Active Stock Master Portfolio lagged its benchmark, the S&P 500 Index, for the reporting period as investors focused on broad, macro-economic themes rather than company-specific fundamentals. At the end of 2009, the Active Stock Master Portfolio invested in 514 stocks of which 86% were from its benchmark S&P 500 Index. BlackRock increased the number of holdings from 390 at the start of the year (which in turn reduced the average individual security weightings). For the year, the Active Stock Master Portfolio underperformed its benchmark by -1.60% (24.86% vs. 26.46%, respectively). The quality bias in the stock selection process focusing on balance sheet strength and liquidity was the primary catalyst to the Active Stock Master Portfolio’s weaker relative results. Overall, the Active Stock Master Portfolio generally maintained sector weights and a risk profile that was similar to its benchmark during the year.

Utilizing somewhat similar quantitative techniques, the CoreAlpha Bond Master Portfolio outperformed the return for its respective benchmark, the Barclays Capital U.S. Aggregate Bond Index during 2009 by 5.74% (11.67% vs. 5.93%, respectively). As of December 31, 2009, there were 234 issuers and 768 securities comprising the CoreAlpha Bond Master Portfolio. Being underweight to Treasuries was a benefit to performance as interest rates rose (prices declined) for those high credit quality securities. Similarly, being overweight in exposure to credit risk relative to the U.S. Aggregate Bond Index was a benefit. As of December 31, 2009 the CoreAlpha Bond Master Portfolio held 21.04% of its total assets in BBB and below bonds versus 8.14% for the U.S. Aggregate Bond Index. An additional 14.15% of the CoreAlpha Bond Master Portfolio’s total assets were invested in bonds that were not rated by any of the major credit-rating agencies. During 2009, lower-quality, higher-yielding bonds dramatically outperformed high-quality, lower-yielding bonds as represented by the 58.21% return for the Barclays Capital High Yield Bond Index versus the 5.93% return of the Barclays Capital U.S. Aggregate Bond Index.

State Farm LifePath® Income Fund

Provide an illustration of the Fund’s investments.

LifePath Retirement Master Portfolio Composition*

(unaudited)

*	Illustrated by Security Type and based on Long-Term Investments in the Master Portfolio as of December 31, 2009. Please refer to the Schedule of Investments for the Master Portfolio for details concerning Fund holdings and the Portfolio Information for the Master Portfolio, both found later in this report.

How did the State Farm LifePath Income Fund perform during the reporting period?

For the 1-year period ended December 31, 2009, Legacy Class A shares of the State Farm LifePath Income Fund had a total return without sales charges of 17.61%. The total returns for comparative indices of the LifePath Funds during the same time period were as follows: S&P 500 Index 26.46% and the Barclays Capital U.S. Aggregate Bond Index 5.93%.

Because of the multi-asset structure of the LifePath Income Fund, a blended benchmark is also used for comparison purposes in the line graphs below. The blended benchmark is comprised of the indices shown below with weightings adjusted at the beginning of each quarter to approximately correspond with the LifePath Income Fund’s investments for the upcoming quarter. As of December 31, 2009, the total return of the LifePath Income Fund’s blended benchmark was 16.75% for the 1-year period and had the following composition:

Index	LifePath Income Fund’s Blended Benchmark Weighting
Barclays Capital U.S. Aggregate Bond Index	52.94%
S&P 500 Index	18.74%
MSCI ACWI ex-U.S. IMI Index[7]	10.63%
Barclays Capital U.S. TIPS Index[8]	9.06%
S&P MidCap 400 Index[9]	4.85%
S&P SmallCap 600 Index[10]	2.18%
FTSE EPRA/NAREIT Developed Real Estate Index[11]	1.60%

[7]	The MSCI® ACWI ex-US IMI Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets.

[8]	The Barclays Capital U.S. TIPS Index is an unmanaged index composed of inflation protected securities issued by the U.S. Treasury.

[9]

Standard & Poor’s MidCap 400 Index (S&P MidCap 400) is an unmanaged group of 400 medium capitalization (between $850 million and $3.8 billion as of December 31, 2009) stocks chosen for market size, liquidity, and industry group representation. The S&P MidCap 400 covers approximately 7% of the U.S. equities market.

[10]

Standard & Poor’s SmallCap 600 Index (S&P SmallCap 600) is an unmanaged group of 600 small capitalization (between $250 million and $1.2 billion as of December 31, 2009) stocks chosen for market size, liquidity, and industry group representation. The S&P SmallCap 600 covers approximately 3% of the U.S. equities market.

[11]

The FTSE EPRA/NAREIT Developed Real Estate Index is designed to measure the stock performance of companies engaged in specific real estate activities of the North America, European, and Asian real estate markets. Relevant real estate activities are defined as the ownership, trading and development of income producing real estate.

The line graphs and tables below provide additional perspective for the State Farm LifePath Income Fund’s long term results.

Comparison of change in value of $10,000 investment
for the periods ended December 31, including applicable sales charges

Fund’s Average Annual Total Return as of December 31, 2009
	1 YEAR	Life of Class*
Class A	11.69%	1.18%
Class B	11.86%	1.15%

*	From 05/01/2006.

The performance data quoted represents past performance and does not guarantee future results. Returns on the line graph reflect maximum sales charges of: 5% for Class A shares at initial investment; and 2.75% for Class B shares at the end of the most recent fiscal year. See the next page for the performance of the Fund’s other classes, which may be greater than or less than the lines shown above for Class A and Class B shares because of differing loads and expenses between share classes. Returns in the table above reflect maximum sales charges of: 5% for all Class A shares and for Class B shares at one year; and 2.75% for Class B shares Life of Class performance. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[1]	See footnotes for LifePath 2050 Fund on page 68 for a description of the Indices.

[2]

On December 31, 2009, the Blended Benchmark computed by State Farm Investment Management Corp. consisted of 52.94% Barclays Capital U.S. Aggregate Bond Index, 18.74% S&P 500 Index, 4.85% S&P MidCap 400 Index, 2.18% S&P SmallCap 600 Index, 10.63% MSCI ACWI ex-U.S. IMI Index, 1.60% FTSE EPRA/NAREIT Developed Real Estate Index, and 9.06% Barclays Capital U.S. TIPS Index. Unlike an investment in the LifePath Income Fund, a theoretical investment in any of the Indices and the Blended Benchmark does not reflect any expenses. It is not possible to invest directly in an index or the Blended Benchmark.

Comparison of change in value of $10,000 investment
for the periods ended December 31, including applicable sales charges

Fund’s Average Annual Total Return as of December 31, 2009
	1 YEAR	5 YEAR	Life of Class*
Legacy Class A	14.04%	2.48%	3.96%
Legacy Class B	14.22%	2.34%	4.04%
Institutional	17.90%	3.36%	4.76%
Class R-1	17.34%	2.77%	3.42%
Class R-2	17.55%	2.99%	3.63%
Class R-3	17.87%	3.29%	3.93%

*	Legacy Class A, Legacy Class B and Institutional shares from 05/09/2003. Class R-1, Class R-2 and Class R-3 shares from 09/13/2004.

The performance data quoted represents past performance and does not guarantee future results. Legacy Class A shares performance on the line graph reflects a maximum sales charge of 3% at initial investment. Class R-1, Class R-2 and Class R-3 shares performance may be greater than or less than the lines shown for Legacy Class A, Legacy Class B and Institutional shares because of differing loads and expenses between the share classes. Returns in the table above reflect maximum sales charges of: 3% for all Legacy Class A shares and for Legacy Class B shares at one year; and 2% for Legacy Class B shares at five years. Ending net asset values on 5/9/2003 are used to calculate values used on the line graph and Life of Class returns in the table for Legacy Class A, Legacy Class B, and Institutional shares. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. See the preceding page for the performance of Class A and Class B shares.

[1]	See footnotes for LifePath 2050 Fund on page 68 for a description of the Indices.

[2]

On December 31, 2009, the Blended Benchmark computed by State Farm Investment Management Corp. consisted of 52.94% Barclays Capital U.S. Aggregate Bond Index, 18.74% S&P 500 Index, 4.85% S&P MidCap 400 Index, 2.18% S&P SmallCap 600 Index, 10.63% MSCI ACWI ex-U.S. IMI Index, 1.60% FTSE EPRA/NAREIT Developed Real Estate Index, and 9.06% Barclays Capital U.S. TIPS Index. Unlike an investment in the LifePath Income Fund, a theoretical investment in any of the Indices and the Blended Benchmark does not reflect any expenses. It is not possible to invest directly in an index or the Blended Benchmark.

What factors helped and hindered performance of the LifePath Income Fund during the reporting period?

The main driver to performance for the LifePath Income Fund was its allocation to the CoreAlpha Bond Master Portfolio - which made up the majority of the bond allocation of the LifePath Income Fund’s total net assets in 2009. At the end of December 2009, this weighting stood at 52.13% which was up slightly from 51.79% at the beginning of the year. The CoreAlpha Bond Master Portfolio outperformed the return for its respective benchmark, the Barclays Capital U.S. Aggregate Bond Index by 5.74% (11.67% vs. 5.93% respectively). Throughout 2009, BlackRock assessed the risk/reward characteristics of the fixed income market and believed that additional exposure to credit and less exposure to U.S. Treasuries would be beneficial to performance and still be within the risk tolerance of the CoreAlpha Bond Master Portfolio.

As of December 31, 2009, there were 234 issuers and 768 securities comprising the CoreAlpha Bond Master Portfolio. Being underweight to Treasuries was a benefit to performance as interest rates rose (prices declined) for those high credit quality securities. Similarly, being overweight in exposure to credit risk relative to the U.S. Aggregate Bond Index was a benefit. As of December 31, 2009 the CoreAlpha Bond Master Portfolio held 21.04% of its total assets in BBB and below bonds versus 8.14% for the U.S. Aggregate Bond Index. An additional 14.15% of the CoreAlpha Bond Master Portfolio’s total assets were invested in bonds that were not rated by any of the major credit-rating agencies. During 2009, lower-quality, higher-yielding bonds dramatically outperformed high-quality, lower-yielding bonds as represented by the 58.21% return for the Barclays Capital High-Yield Bond Index versus the 5.93% return of the Barclays Capital U.S. Aggregate Bond Index.

The LifePath Income Fund also included an allocation to the iShares Barclays TIPS Bond Fund during 2009. This allocation increased slightly from 8.98% of the LifePath Income Fund’s total net assets at the beginning of the year to 9.07% of total net assets by December 31, 2009.

It’s important to note the LifePath Income Fund maintained an exposure to equity investments of approximately 38% of total net assets. The largest equity allocation was to the Active Stock Master Portfolio at 18.95% of the LifePath Income Fund’s total net assets. While the Active Stock Master Portfolio underperformed its benchmark, the S&P 500 Index, the LifePath Income Fund’s equity exposure contributed to the performance of the Fund as equity markets globally gained in value. For the year, the Active Stock Master Portfolio underperformed its benchmark by -1.60% (24.86% vs. 26.46%, respectively). The quality bias in the stock selection process focusing on balance sheet strength and liquidity was the primary catalyst to the Active Stock Master Portfolio’s weaker relative results.

Exposure to small- and mid-cap U.S. equity securities through investments in the iShares S&P SmallCap 600 Index and iShares S&P MidCap 400 Index Funds within the LifePath Income Fund at the end of December 2009 was 7.20% of total net assets. Small- and mid-cap stocks outperformed large cap stocks for the reporting period.

The LifePath Income Fund’s exposure to foreign equity securities was 11.70% of total net assets as of December 31, 2009, comprised of five underlying iShare Funds: iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index, iShares MSCI EAFE Index, iShares MSCI Emerging Markets Index, iShares MSCI Canada Index, and the iShares MSCI EAFE Small Cap Index Funds. International equity markets outperformed U.S. equity markets during the reporting period.

Over the course of the year the asset allocation adjustments within the LifePath Income Fund resulted in an approximate 2% increase to domestic equity securities, primarily coming from reductions within developed-market international equities as well as the real estate allocation. The overall allocation between stocks, bonds, and cash was little changed.

Financial highlights for this Fund can be found on pages 194-195.

State Farm LifePath 2020® Fund

Provide an illustration of the Fund’s investments.

LifePath 2020 Master Portfolio Composition*

(unaudited)

*	Illustrated by Security Type and based on Long-Term Investments in the Master Portfolio as of December 31, 2009. Please refer to the Schedule of Investments for the Master Portfolio for details concerning Fund holdings and the Portfolio Information for the Master Portfolio, both found later in this report.

How did the State Farm LifePath 2020® Fund perform during the reporting period?

For the 1-year period ended December 31, 2009, Legacy Class A shares of the State Farm LifePath 2020 Fund had a total return without sales charges of 22.17%. The total returns for comparative indices of the LifePath Funds during the same time period were as follows: S&P 500 Index 26.46% and the Barclays Capital U.S. Aggregate Bond Index 5.93%.

Because of the multi-asset structure of the LifePath 2020 Fund, a blended benchmark is also used for comparison purposes in the line graphs below. The blended benchmark is comprised of the indices shown below with weightings adjusted at the beginning of each quarter to approximately correspond with the LifePath 2020 Fund’s investments during the upcoming quarter. As of December 31, 2009, the total return of the LifePath 2020 Fund’s blended benchmark was 22.84% for the 1-year period and had the following composition:

Index	LifePath 2020 Fund’s Blended Benchmark Weighting
Barclays Capital U.S. Aggregate Bond Index	34.48%
S&P 500 Index	30.01%
MSCI ACWI ex-U.S. IMI Index	16.41%
S&P MidCap 400 Index	5.88%
Barclays Capital U.S. TIPS Index	5.58%
FTSE EPRA/NAREIT Developed Real Estate Index	4.99%
S&P SmallCap 600 Index	2.65%

The line graphs and tables below provide additional perspective for the State Farm LifePath 2020 Fund’s long term results.

Comparison of change in value of $10,000 investment
for the periods ended December 31, including applicable sales charges

Fund’s Average Annual Total Return as of December 31, 2009
	1 YEAR	Life of Class*
Class A	16.12%	-1.27%
Class B	16.31%	-1.25%

*	From 05/01/2006.

The performance data quoted represents past performance and does not guarantee future results. Returns on the line graph reflect maximum sales charges of: 5% for Class A shares at initial investment; and 2.75% for Class B shares at the end of the most recent fiscal year. See the next page for the performance of the Fund’s other classes, which may be greater than or less than the lines shown above for Class A and Class B shares because of differing loads and expenses between share classes. Returns in the table above reflect maximum sales charges of: 5% for all Class A shares and for Class B shares at one year; and 2.75% for Class B shares Life of Class performance. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[1]	See footnotes for LifePath 2050 Fund on page 68 for a description of the Indices.

[2]

On December 31, 2009, the Blended Benchmark computed by State Farm Investment Management Corp. consisted of 34.48% Barclays Capital U.S. Aggregate Bond Index, 30.01% S&P 500 Index, 5.88% S&P MidCap 400 Index, 2.65% S&P SmallCap 600 Index, 16.41% MSCI ACWI ex-U.S. IMI Index, 4.99% FTSE EPRA/NAREIT Developed Real Estate Index, and 5.58% Barclays Capital U.S. TIPS Index. Unlike an investment in the LifePath 2020 Fund, a theoretical investment in any of the Indices and the Blended Benchmark does not reflect any expenses. It is not possible to invest directly in an index or the Blended Benchmark.

Comparison of change in value of $10,000 investment
for the periods ended December 31, including applicable sales charges

Fund’s Average Annual Total Return as of December 31, 2009
	1 YEAR	5 YEAR	Life of Class*
Legacy Class A	18.54%	1.58%	4.62%
Legacy Class B	18.76%	1.45%	4.72%
Institutional	22.47%	2.45%	5.44%
Class R-1	21.90%	1.94%	3.15%
Class R-2	22.12%	2.10%	3.31%
Class R-3	22.48%	2.33%	3.55%

*	Legacy Class A, Legacy Class B and Institutional shares from 05/09/2003. Class R-1, Class R-2 and Class R-3 shares from 09/13/2004.

The performance data quoted represents past performance and does not guarantee future results. Legacy Class A shares performance on the line graph reflects a maximum sales charge of 3% at initial investment. Class R-1, Class R-2 and Class R-3 shares performance may be greater than or less than the lines shown for Legacy Class A, Legacy Class B and Institutional shares because of differing loads and expenses between the share classes. Returns in the table above reflect maximum sales charges of: 3% for all Legacy Class A shares and for Legacy Class B shares at one year; and 2% for Legacy Class B shares at five years. Ending net asset values on 5/9/2003 are used to calculate values used on the line graph and Life of Class returns in the table for Legacy Class A, Legacy Class B, and Institutional shares. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. See the preceding page for the performance of Class A and Class B shares.

[1]	See footnotes for LifePath 2050 Fund on page 68 for a description of the Indices.

[2]

On December 31, 2009, the Blended Benchmark computed by State Farm Investment Management Corp. consisted of 34.48% Barclays Capital U.S. Aggregate Bond Index, 30.01% S&P 500 Index, 5.88% S&P MidCap 400 Index, 2.65% S&P SmallCap 600 Index, 16.41% MSCI ACWI ex-U.S. IMI Index, 4.99% FTSE EPRA/NAREIT Developed Real Estate Index, and 5.58% Barclays Capital U.S. TIPS Index. Unlike an investment in the LifePath 2020 Fund, a theoretical investment in any of the Indices and the Blended Benchmark does not reflect any expenses. It is not possible to invest directly in an index or the Blended Benchmark.

Performance Analysis

What factors helped and hindered performance of the LifePath 2020 Fund during the reporting period?

The main driver to performance for the LifePath 2020 Fund was its allocation to the Active Stock Master Portfolio – which made up over half of the LifePath 2020 Fund’s equity exposure. At the end of December 2009, this weighting stood at 30.51% of the LifePath 2020 Fund’s total net assets which is slightly higher than the 30.41% weighting at the beginning of the year. As highlighted earlier, the Active Stock Master Portfolio is benchmarked to the S&P 500 Index. At the end of 2009, the Active Stock Master Portfolio invested in 514 stocks of which 86% were from its benchmark S&P 500 Index. BlackRock increased the number of holdings from 390 at the start of the year (which in turn reduced the average individual security weightings). For the year, the Active Stock Master Portfolio underperformed its benchmark by -1.60% (24.86% vs. 26.46%, respectively). The quality bias in the stock selection process focusing on balance sheet strength and liquidity was the primary catalyst to the Active Stock Master Portfolio’s weaker relative results. Overall, the Active Stock Master Portfolio generally maintained sector weights and a risk profile that was similar to its benchmark during the year.

Exposure to small- and mid-cap U.S. equity securities through investments in the iShares S&P SmallCap 600 Index and iShares S&P MidCap 400 Index Funds within the LifePath 2020 Fund at the end of December 2009 was 8.66% of total net assets. Small- and mid-cap stocks outperformed large cap stocks for the reporting period.

The LifePath 2020 Fund’s exposure to foreign equity securities was 19.27% of total net assets as of December 31, 2009, comprised of five underlying iShares Funds: iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index, iShares MSCI EAFE Index, iShares MSCI Emerging Markets Index, iShares MSCI Canada Index, and the iShares MSCI EAFE Small Cap Index Funds. International equity markets outperformed U.S. equity markets during the reporting period.

From a fixed-income perspective, the LifePath 2020 Fund held 33.83% of its total net assets in the CoreAlpha Bond Master Portfolio which is up from 31.74% at the beginning of the year. As highlighted earlier, the CoreAlpha Bond Master Portfolio outperformed the return for its respective benchmark, the Barclays Capital U.S. Aggregate Bond Index during 2008 by 5.74% (11.67% vs. 5.93% respectively). Throughout 2009, BlackRock assessed the risk/reward characteristics of the fixed income market and believed that additional exposure to credit and less exposure to U.S. Treasuries would be beneficial to performance and still be within the risk tolerance of the CoreAlpha Bond Master Portfolio.

As of December 31, 2009, there were 234 issuers and 768 securities comprising the CoreAlpha Bond Master Portfolio. Being underweight to Treasuries was a benefit to performance as interest rates rose (prices declined) for those high credit quality securities. Similarly, being overweight in exposure to credit risk relative to the U.S. Aggregate Bond Index was a benefit. As of December 31, 2009 the CoreAlpha Bond Master Portfolio held 21.04% of its total assets in BBB and below bonds versus 8.14% for the U.S. Aggregate Bond Index. An additional 14.15% of the CoreAlpha Bond Master Portfolio’s total assets were invested in bonds that were not rated by any of the major credit-rating agencies. During 2009, lower-quality, higher-yielding bonds dramatically outperformed high-quality, lower-yielding bonds as represented by the 58.21% return for the Barclays Capital High-Yield Bond Index versus the 5.93% return of the Barclays Capital U.S. Aggregate Bond Index.

Over the course of the year the asset allocation adjustments within the LifePath 2020 Fund resulted in an approximate -3% decrease to developed foreign equity securities. The LifePath 2020 Fund’s exposure to the CoreAlpha Bond Master Portfolio increased a bit over 2% while the remainder was allocated to the iShares Barclays TIPS Bond Fund.

Financial highlights for this Fund can be found on pages 196-197.

State Farm LifePath 2030® Fund

Provide an illustration of the Fund’s investments.

LifePath 2030 Master Portfolio Composition*

(unaudited)

*	Illustrated by Security Type and based on Long-Term Investments in the Master Portfolio as of December 31, 2009. Please refer to the Schedule of Investments for the Master Portfolio for details concerning Fund holdings and the Portfolio Information for the Master Portfolio, both found later in this report.

How did the State Farm LifePath 2030® Fund perform during the reporting period?

For the 1-year period ended December 31, 2009, Legacy Class A shares of the State Farm LifePath 2030 Fund had a total return without sales charges of 25.26%. The total returns for comparative indices of the LifePath Funds during the same time period were as follows: S&P 500 Index 26.46% and the Barclays Capital U.S. Aggregate Bond Index 5.93%.

Because of the multi-asset structure of the LifePath 2030 Fund, a blended benchmark is also used for comparison purposes in the line graphs below. The blended benchmark is comprised of the indices shown below with weightings adjusted at the beginning of each quarter to approximately correspond with the LifePath 2030 Fund’s investments during the upcoming quarter. As of December 31, 2009, the total return of the LifePath 2030 Fund’s blended benchmark was 27.05% for the 1-year period and had the following composition:

Index	LifePath 2030 Fund’s Blended Benchmark Weighting
S&P 500 Index	37.86%
Barclays Capital U.S. Aggregate Bond Index	21.60%
MSCI ACWI ex-US IMI Index	20.45%
FTSE EPRA/NAREIT Developed Real Estate Index	7.35%
S&P MidCap 400 Index	6.61%
Barclays Capital U.S. TIPS Index	3.16%
S&P SmallCap 600 Index	2.97%

The line graphs and tables below provide additional perspective for the State Farm LifePath 2030 Fund’s long term results.

Comparison of change in value of $10,000 investment
for the periods ended December 31, including applicable sales charges

Fund’s Average Annual Total Return as of December 31, 2009
	1 YEAR	Life of Class*
Class A	19.05%	-2.78%
Class B	19.33%	-2.72%

*	From 05/01/2006.

The performance data quoted represents past performance and does not guarantee future results. Returns on the line graph reflect maximum sales charges of: 5% for Class A shares at initial investment; and 2.75% for Class B shares at the end of the most recent fiscal year. See the next page for the performance of the Fund’s other classes, which may be greater than or less than the lines shown above for Class A and Class B shares because of differing loads and expenses between share classes. Returns in the table above reflect maximum sales charges of: 5% for all Class A shares and for Class B shares at one year; and 2.75% for Class B shares Life of Class performance. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[1]	See footnotes for LifePath 2050 Fund on page 68 for a description of the Indices.

[2]

On December 31, 2009, the Blended Benchmark computed by State Farm Investment Management Corp. consisted of 21.60% Barclays Capital U.S. Aggregate Bond Index, 37.86% S&P 500 Index, 6.61% S&P MidCap 400 Index, 2.97% S&P SmallCap 600 Index, 20.45% MSCI ACWI ex-U.S. IMI Index, 7.35% FTSE EPRA/NAREIT Developed Real Estate Index, and 3.16% Barclays Capital U.S. TIPS Index. Unlike an investment in the LifePath 2030 Fund, a theoretical investment in any of the Indices and the Blended Benchmark does not reflect any expenses. It is not possible to invest directly in an index or the Blended Benchmark.

Comparison of change in value of $10,000 investment
for the periods ended December 31, including applicable sales charges

Fund’s Average Annual Total Return as of December 31, 2009
	1 YEAR	5 YEAR	Life of Class*
Legacy Class A	21.50%	0.93%	4.65%
Legacy Class B	21.69%	0.77%	4.70%
Institutional	25.55%	1.82%	5.45%
Class R-1	24.77%	1.22%	2.70%
Class R-2	25.09%	1.43%	2.91%
Class R-3	25.67%	1.75%	3.23%

*	Legacy Class A, Legacy Class B and Institutional shares from 05/09/2003. Class R-1, Class R-2 and Class R-3 shares from 09/13/2004.

The performance data quoted represents past performance and does not guarantee future results. Legacy Class A shares performance on the line graph reflects a maximum sales charge of 3% at initial investment. Class R-1, Class R-2 and Class R-3 shares performance may be greater than or less than the lines shown for Legacy Class A, Legacy Class B and Institutional shares because of differing loads and expenses between the share classes. Returns in the table above reflect maximum sales charges of: 3% for all Legacy Class A shares and for Legacy Class B shares at one year; and 2% for Legacy Class B shares at five years. Ending net asset values on 5/9/2003 are used to calculate values used on the line graph and Life of Class returns in the table for Legacy Class A, Legacy Class B, and Institutional shares. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. See the preceding page for the performance of Class A and Class B shares.

[1]	See footnotes for LifePath 2050 Fund on page 68 for a description of the Indices.

[2]

On December 31, 2009, the Blended Benchmark computed by State Farm Investment Management Corp. consisted of 21.60% Barclays Capital U.S. Aggregate Bond Index, 37.86% S&P 500 Index, 6.61% S&P MidCap 400 Index, 2.97% S&P SmallCap 600 Index, 20.45% MSCI ACWI ex-U.S. IMI Index, 7.35% FTSE EPRA/NAREIT Developed Real Estate Index, and 3.16% Barclays Capital U.S. TIPS Index. Unlike an investment in the LifePath 2030 Fund, a theoretical investment in any of the Indices and the Blended Benchmark does not reflect any expenses. It is not possible to invest directly in an index or the Blended Benchmark.

Performance Analysis

What factors helped and hindered performance of the LifePath 2030 Fund during the reporting period?

The main driver to performance for the LifePath 2030 Fund was its allocation to the Active Stock Master Portfolio – which made up over half of the LifePath 2030 Fund’s equity exposure. At the end of December 2009, this weighting stood at 38.16% of the LifePath 2030 Fund’s total net assets which is slightly higher than the 38.11% weighting at the beginning of the year. As highlighted earlier, the Active Stock Master Portfolio is benchmarked to the S&P 500 Index. At the end of 2009, the Active Stock Master Portfolio invested in 514 stocks of which 86% were from its benchmark S&P 500 Index. BlackRock increased the number of holdings from 390 at the start of the year (which in turn reduced the average individual security weightings). For the year, the Active Stock Master Portfolio underperformed its benchmark by -1.60% (24.86% vs. 26.46%, respectively). The quality bias in the stock selection process focusing on balance sheet strength and liquidity was the primary catalyst to the Active Stock Master Portfolio’s weaker relative results. Overall, the Active Stock Master Portfolio generally maintained sector weights and a risk profile that was similar to its benchmark during the year.

The LifePath 2030 Fund’s exposure to foreign equity securities was 24.85% of total net assets as of December 31, 2009 comprised of five underlying iShares Funds: iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index, iShares MSCI EAFE Index, iShares MSCI Emerging Markets Index, iShares MSCI Canada Index, and the iShares MSCI EAFE Small Cap Index Funds. In general, international equity markets outperformed U.S. equity markets during the reporting period.

Exposure to small- and mid-cap U.S. equity securities through investments in the iShares S&P SmallCap 600 Index and iShares S&P MidCap 400 Index Funds within the LifePath 2030 Fund at the end of December 2009 was 9.69% of total net assets. Small- and mid-cap stocks outperformed large cap stocks for the reporting period.

From a fixed-income perspective, the LifePath 2030 Fund held 21.11% of its total net assets in the CoreAlpha Bond Master Portfolio which is up from 19.01% at the beginning of the year. As highlighted earlier, the CoreAlpha Bond Master Portfolio outperformed the return for its respective benchmark, the Barclays Capital U.S. Aggregate Bond Index during 2009 by 5.74% (11.67% vs. 5.93% respectively). As of December 31, 2009, there were 234 issuers and 768 securities comprising the CoreAlpha Bond Master Portfolio. Being underweight to Treasuries was a benefit to performance as interest rates rose (prices declined) for those high credit quality securities. Similarly, being overweight in exposure to credit risk relative to the U.S. Aggregate Bond Index was a benefit. As of December 31, 2009 the CoreAlpha Bond Master Portfolio held 21.04% of its total assets in BBB and below bonds versus 8.14% for the U.S. Aggregate Bond Index. An additional 14.15% of the CoreAlpha Bond Master Portfolio’s total assets were invested in bonds that were not rated by any of the major credit-rating agencies. During 2009, lower-quality, higher-yielding bonds dramatically outperformed high-quality, lower-yielding bonds as represented by the 58.21% return for the Barclays Capital High-Yield Bond Index versus the 5.93% return of the Barclays Capital U.S. Aggregate Bond Index.

Over the course of the year the asset allocation adjustments within the LifePath 2030 Fund resulted in an approximate 4% decrease to equity securities with the largest change being a 3% reduction to the iShares MSCI EAFE Index Fund. Exposure to large cap U.S. stocks remained generally the same while the exposure to small- and mid-cap stocks was reduced approximately 1%. The LifePath 2030 Fund’s exposure to the CoreAlpha Bond Master Portfolio increased by over 2% while the exposure to the iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund increased approximately 1%.

Financial highlights for this Fund can be found on pages 198-199.

State Farm LifePath 2040® Fund

Provide an illustration of the Fund’s investments.

LifePath 2040 Master Portfolio Composition*

(unaudited)

*	Illustrated by Security Type and based on Long-Term Investments in the Master Portfolio as of December 31, 2009. Please refer to the Schedule of Investments for the Master Portfolio for details concerning Fund holdings and the Portfolio Information for the Master Portfolio, both found later in this report.

How did the State Farm LifePath 2040® Fund perform during the reporting period?

For the 1-year period ended December 31, 2009, Legacy Class A shares of the State Farm LifePath 2040 Fund had a total return without sales charges of 27.55%. The total returns for comparative indices of the LifePath Funds during the same time period were as follows: S&P 500 Index 26.46% and the Barclays Capital U.S. Aggregate Bond Index 5.93%.

Because of the multi-asset structure of the LifePath 2040 Fund, a blended benchmark is also used for comparison purposes in the line graphs below. The blended benchmark is comprised of the indices shown below with weightings adjusted at the beginning of each quarter to approximately correspond with the LifePath 2040 Fund’s investments during the upcoming quarter. As of December 31, 2009, the total return of the LifePath 2040 Fund’s blended benchmark was 30.52% for the 1-year period and had the following composition:

Index	LifePath 2040 Fund’s Blended Benchmark Weighting
S&P 500 Index	44.35%
MSCI ACWI ex-U.S. IMI Index	23.78%
Barclays Capital U.S. Aggregate Bond Index	11.00%
FTSE EPRA/NAREIT Developed Real Estate Index	9.31%
S&P MidCap 400 Index	7.21%
S&P SmallCap 600 Index	3.24%
Barclays Capital U.S. TIPS Index	1.11%

The line graphs and tables below provide additional perspective for the State Farm LifePath 2040 Fund’s long term results.

Comparison of change in value of $10,000 investment
for the periods ended December 31, including applicable sales charges

Fund’s Average Annual Total Return as of December 31, 2009
	1 YEAR	Life of Class*
Class A	21.08%	-4.10%
Class B	21.66%	-4.03%

*	From 05/01/2006.

The performance data quoted represents past performance and does not guarantee future results. Returns on the line graph reflect maximum sales charges of: 5% for Class A shares at initial investment; and 2.75% for Class B shares at the end of the most recent fiscal year. See the next page for the performance of the Fund’s other classes, which may be greater than or less than the lines shown above for Class A and Class B shares because of differing loads and expenses between share classes. Returns in the table above reflect maximum sales charges of: 5% for all Class A shares and for Class B shares at one year; and 2.75% for Class B shares Life of Class performance. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[1]	See footnotes for LifePath 2050 Fund on page 68 for a description of the Indices.

[2]

On December 31, 2009, the Blended Benchmark computed by State Farm Investment Management Corp. consisted of 11.00% Barclays Capital U.S. Aggregate Bond Index, 44.35% S&P 500 Index, 7.21% S&P MidCap 400 Index, 3.24% S&P SmallCap 600 Index, 23.78% MSCI ACWI ex-U.S. IMI Index, 9.31% FTSE EPRA/NAREIT Developed Real Estate Index, and 1.11% Barclays Capital U.S. TIPS Index. Unlike an investment in the LifePath 2040 Fund, a theoretical investment in any of the Indices and the Blended Benchmark does not reflect any expenses. It is not possible to invest directly in an index or the Blended Benchmark.

Comparison of change in value of $10,000 investment
for the periods ended December 31, including applicable sales charges

Fund’s Average Annual Total Return as of December 31, 2009
	1 YEAR	5 YEAR	Life of Class*
Legacy Class A	23.69%	0.27%	4.60%
Legacy Class B	24.03%	0.12%	4.70%
Institutional	27.92%	1.18%	5.41%
Class R-1	26.90%	0.54%	2.21%
Class R-2	27.43%	0.79%	2.46%
Class R-3	29.18%	1.29%	2.96%

*	Legacy Class A, Legacy Class B and Institutional shares from 05/09/2003. Class R-1, Class R-2 and Class R-3 shares from 09/13/2004.

The performance data quoted represents past performance and does not guarantee future results. Legacy Class A shares performance on the line graphs reflects a maximum sales charge of 3% at initial investment. Class R-1, Class R-2 and Class R-3 shares performance may be greater than or less than the lines shown for Legacy Class A, Legacy Class B and Institutional shares because of differing loads and expenses between the share classes. Returns in the table above reflect maximum sales charges of: 3% for all Legacy Class A shares and for Legacy Class B shares at one year; and 2% for Legacy Class B shares at five years. Ending net asset values on 5/9/2003 are used to calculate values used on the line graph and Life of Class returns in the table for Legacy Class A, Legacy Class B, and Institutional shares. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. See the preceding page for the performance of Class A and Class B shares.

[1]	See footnotes for LifePath 2050 Fund on page 68 for a description of the Indices.

[2]

On December 31, 2009, the Blended Benchmark computed by State Farm Investment Management Corp. consisted of 11.00% Barclays Capital U.S. Aggregate Bond Index, 44.35% S&P 500 Index, 7.21% S&P MidCap 400 Index, 3.24% S&P SmallCap 600 Index, 23.78% MSCI ACWI ex-U.S. IMI Index, 9.31% FTSE EPRA/NAREIT Developed Real Estate Index, and 1.11% Barclays Capital U.S. TIPS Index. Unlike an investment in the LifePath 2040 Fund, a theoretical investment in any of the Indices and the Blended Benchmark does not reflect any expenses. It is not possible to invest directly in an index or the Blended Benchmark.

Performance Analysis

What factors helped and hindered performance of the LifePath 2040 Fund during the reporting period?

The main driver to performance for the LifePath 2040 Fund was its allocation to the Active Stock Master Portfolio – which made up over half of the LifePath 2040 Fund’s equity exposure. At the end of December 2009 this weighting stood at 44.65% of the LifePath 2040 Fund’s total net assets which is slightly higher than the 44.36% weighting at the beginning of the year. As highlighted earlier, the Active Stock Master Portfolio is benchmarked to the S&P 500 Index. At the end of 2009, the Active Stock Master Portfolio invested in 514 stocks of which 86% were from its benchmark S&P 500 Index. BlackRock increased the number of holdings from 390 at the start of the year (which in turn reduced the average individual security weightings). For the year, the Active Stock Master Portfolio underperformed its benchmark by -1.60% (24.86% vs. 26.46%, respectively). The quality bias in the stock selection process focusing on balance sheet strength and liquidity was the primary catalyst to the Active stock Master Portfolio’s weaker relative results. Overall, the Active Stock Master Portfolio generally maintained sector weights and a risk profile that was similar to its benchmark during the year.

The LifePath 2040 Fund’s exposure to foreign equity securities was 29.25% of total net assets as of December 31, 2009, comprised of five underlying iShares Funds: iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index, iShares MSCI EAFE Index, iShares MSCI Emerging Markets Index, iShares MSCI Canada Index, and the iShares MSCI EAFE Small Cap Index Funds. In general, international equity markets outperformed U.S. equity markets during the reporting period.

Exposure to small- and mid-cap U.S. equity securities through investments in the iShares S&P SmallCap 600 Index and iShares S&P MidCap 400 Index Funds within the LifePath 2040 Fund at the end of December 2009 was 10.55% of total net assets. Small- and mid-cap stocks outperformed large cap stocks for the reporting period.

From a fixed-income perspective, the LifePath 2040 Fund held 10.62% of its total net assets in the CoreAlpha Bond Master Portfolio which is up from 8.69% at the beginning of the year. As highlighted earlier, the CoreAlpha Bond Master Portfolio outperformed the return for its respective benchmark, the Barclays Capital U.S. Aggregate Bond Index during 2009 by 5.74% (11.67% vs. 5.93% respectively). Being underweight to Treasuries was a benefit to performance as interest rates rose (prices declined) for those high credit quality securities. Similarly, being overweight in exposure to credit risk relative to the U.S. Aggregate Bond Index was a benefit. As of December 31, 2009 the CoreAlpha Bond Master Portfolio held 21.04% of its total assets in BBB and below bonds versus 8.14% for the U.S. Aggregate Bond Index. An additional 14.15% of the CoreAlpha Bond Master Portfolio’s total assets were invested in bonds that were not rated by any of the major credit-rating agencies. During 2009, lower-quality, higher-yielding bonds dramatically outperformed high-quality, lower-yielding bonds as represented by the 58.21% return for the Barclays Capital High-Yield Bond Index versus the 5.93% return of the Barclays Capital U.S. Aggregate Bond Index.

Over the course of the year the asset allocation adjustments within the LifePath 2040 Fund resulted in an approximate 2.5% decrease to equity securities with the largest change being a 3.5% reduction to the iShares MSCI EAFE Index Fund. Exposure to large cap U.S. stocks remained generally the same while the exposure to small- and mid-cap stocks increased approximately 1%. The LifePath 2040 Fund’s exposure to the CoreAlpha Bond Master Portfolio increased by roughly 2% while the exposure to the iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund increased approximately 1.5%.

Financial highlights for this Fund can be found on pages 200-201.

State Farm LifePath 2050® Fund

Provide an illustration of the Fund’s investments.

LifePath 2050 Master Portfolio Composition*

(unaudited)

*	Illustrated by Security Type and based on Long-Term Investments in the Master Portfolio as of December 31, 2009. Please refer to the Schedule of Investments for the Master Portfolio for details concerning Fund holdings and the Portfolio Information for the Master Portfolio, both found later in this report.

How did the State Farm LifePath 2050 Fund perform during the reporting period?

For the 1-year period ended December 31, 2009, Class A shares of the State Farm LifePath 2050 Fund had a total return without sales charges of 30.25%. The total returns for comparative indices of the LifePath Funds during the same time period were as follows: S&P 500 Index 26.46% and the Barclays Capital U.S. Aggregate Bond Index 5.93%.

Because of the multi-asset structure of the LifePath 2050 Fund, a blended benchmark is also used for comparison purposes in the line graphs below. The blended benchmark is comprised of the indices shown below with weightings adjusted at the beginning of each quarter to approximately correspond with the LifePath 2050 Fund’s investments during the upcoming quarter. As of December 31, 2009, the total return of the LifePath 2050 Fund’s blended benchmark was 34.11% for the 1-year period and had the following composition:

Index	LifePath 2050 Fund’s Blended Benchmark Weighting
S&P 500 Index	49.58%
MSCI ACWI ex-U.S. IMI Index	26.77%
FTSE EPRA/NAREIT Developed Real Estate Index	11.12%
S&P MidCap 400 Index	7.93%
S&P SmallCap 600 Index	3.57%
Barclays Capital U.S. Aggregate Bond Index	1.03%

The line graph and table below provide additional perspective for the State Farm LifePath 2050 Fund’s long term results.

Comparison of change in value of $10,000 investment
for the periods ended December 31, including applicable sales charges

Fund’s Average Annual Total Return as of December 31, 2009
	1 YEAR	Life of Class*
Class A	23.78%	-8.68%
Class R-1	29.76%	-5.68%
Class R-2	30.08%	-5.47%

*	From 07/14/2008.

The performance data quoted represents past performance and does not guarantee future results. Class A shares performance on the line graph reflects a maximum sales charge of 5% at initial investment. Returns in the table above reflect a maximum sales charge of 5% for all Class A shares. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[1]

The Barclays Capital U.S. Aggregate Bond Index represents debt securities in the U.S. investment grade fixed rate taxable bond market, including government and corporate debt securities, mortgage pass-through debt securities and asset-backed debt securities with maturities greater than one year.

[2]

The S&P 500® Index tracks the common stock performance of large U.S. companies in the manufacturing, utilities, transportation and financial industries. In total, the S&P 500 is comprised of 500 common stocks.

The Indices represent unmanaged groups of securities that differ from the composition of the LifePath Funds. Unlike an investment in the LifePath Funds, a theoretical investment in any of the Indices does not reflect any expenses. It is not possible to invest directly in an index.

[3]

On December 31, 2009, the Blended Benchmark computed by State Farm Investment Management Corp. consisted of 1.03% Barclays Capital U.S. Aggregate Bond Index, 49.58% S&P 500 Index, 7.93% S&P MidCap 400 Index, 3.57% S&P SmallCap 600 Index, 26.77% MSCI ACWI ex-U.S. IMI Index, and 11.12% FTSE EPRA/NAREIT Developed Real Estate Index. Unlike an investment in the LifePath 2050 Fund, a theoretical investment in any of the Indices and the Blended Benchmark does not reflect any expenses. It is not possible to invest directly in an index or the Blended Benchmark.

Performance Analysis

What factors helped and hindered performance of the LifePath 2050 Fund during the reporting period?

The main driver to performance for the LifePath 2050 Fund was its allocation to the Active Stock Master Portfolio – which made up over half of the LifePath 2050 Fund’s equity exposure. At the end of December 2009 this weighting stood at 49.30% of the LifePath 2050 Fund’s total net assets which is up from the 47.69% weighting at the beginning of the year. As highlighted earlier, the Active Stock Master Portfolio is benchmarked to the S&P 500 Index. At the end of 2009, the Active Stock Master Portfolio invested in 514 stocks of which 86% were from its benchmark S&P 500 Index. BlackRock increased the number of holdings from 390 at the start of the year (which in turn reduced the average individual security weightings). For the year, the Active Stock Master Portfolio underperformed its benchmark by - 1.60% (24.86% vs. 26.46%, respectively). The quality bias in the stock selection process focusing on balance sheet strength and liquidity was the primary catalyst to the Active Stock Master Portfolio’s weaker relative results. Overall, the Active Stock Master Portfolio generally maintained sector weights and a risk profile that was similar to its benchmark during the year.

The LifePath 2050 Fund’s exposure to foreign equity securities was 33.34% of total net assets as of December 31, 2009, comprised of five underlying iShares Funds: iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index, iShares MSCI EAFE Index, iShares MSCI Emerging Markets Index, iShares MSCI Canada Index, and the iShares MSCI EAFE Small Cap Index Funds. In general, international equity markets outperformed U.S. equity markets during the reporting period.

Exposure to small- and mid-cap U.S. equity securities through investments in the iShares S&P SmallCap 600 Index and iShares S&P MidCap 400 Index Funds within the LifePath 2050 Fund at the end of December 2009 was 11.54% of total net assets. Small- and mid-cap stocks outperformed large cap stocks for the reporting period.

From a fixed-income perspective, the LifePath 2050 Fund held just 0.97% of its total net assets in the CoreAlpha Bond Master Portfolio which is up slightly from the 0.81% weighting at the beginning of the year. As noted earlier, there was no investment allocation to the iShares Barclays TIPS Bond Fund within the LifePath 2050 Fund in 2009.

Over the course of the year there were numerous asset allocation adjustments among the equity securities within the LifePath 2050 Fund. There was a 7% increase to the Real Estate allocation with the majority of the increase (5%) going to the iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund. This increase was funded primarily by a reduction in the iShares MSCI EAFE Index Fund as well as a 3% reduction in the cash position from the start of the year. While the total U.S. equity allocation remained generally unchanged, large and small-cap stock exposure was increased roughly 3% with a generally similar reduction experienced in the mid-cap stock allocation.

Financial highlights for this Fund can be found on page 202.

Expense Example (unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and certain redemptions; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; shareholder servicing fees; and other Fund expenses. The Example in the following table for each Fund below is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as stated in the table for each Fund.

Actual Expenses

The Actual information in the table under each Fund name below provides information about actual account values and actual expenses for each Class of shares. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value for a Fund Class by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual information line under the heading entitled “Expenses Paid During Period” for the applicable Fund Class to estimate the expenses you paid on your account for that Fund Class during the period. If your account has multiple Fund positions, add up the results calculated for each Fund position by Class within your account to estimate the expenses you paid on your total account value. A potential $25 low balance fee is not included in the expenses shown in the table. This fee may be charged to an account holding Class A, Class B, Legacy Class A, Legacy Class B or Institutional shares (other than a SEP IRA, SIMPLE IRA, Archer Medical Savings Account, Tax Sheltered Account under §403(b)(7) of the Internal Revenue Code or an account held under other employer-sponsored qualified retirement plans) if the balance of the account falls below $1,000 at the close of business on the second business day in November, unless the account was opened on or after January 1 within the same year.* You should consider any low balance fee you incurred when estimating the total ongoing expenses paid over the period and the impact of this fee on your ending account value. This additional fee has the effect of reducing investment returns.

Hypothetical Example for Comparison Purposes

The Hypothetical information in the table under each Fund name below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio by Class and an assumed rate of return of 5% per year before expenses, which is not the actual return of the Class indicated. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A potential $25 low balance fee is not included in the expenses shown in the table. This fee may be charged to an account holding Class A, Class B, Legacy Class A, Legacy Class B or Institutional shares (other than a SEP IRA, SIMPLE IRA, Archer Medical Savings Account, Tax Sheltered Account under §403(b)(7) of the Internal Revenue Code or an account held under other employer-sponsored qualified retirement plans) if the balance of the account falls below $1,000 at the close of business on the second business day in November, unless the account was opened on or after January 1 within the same year.* You should consider any low balance fee that you incurred when estimating the total ongoing expenses paid over the period and the impact of this fee on your ending account value. This additional fee has the effect of reducing investment returns.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) applicable to Class A, Class B, Legacy Class A, and Legacy Class B shares. Therefore, the Hypothetical information in the table under each Fund name is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

*	Effective June 2, 2010, a revised potential low balance fee, which will be called the “account fee,” of $10 per calendar quarter may be charged to an account (other than SEP IRA, SIMPLE IRA, Archer Medical Savings Account, Tax Sheltered Account under §403(b)(7) of the Internal Revenue Code or an account held under other employer-sponsored qualified retirement plans) if the balance of the account falls below $5,000 at the close of business on the second business day of the last month of the calendar quarter, unless the account has been open for less than a year as of the second business day of the last month of the calendar quarter. This account fee is not included in the expenses shown in the table.

State Farm Equity Fund
	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Annualized Expense Ratio Based on the Period July 1, 2009 to December 31, 2009	Expenses Paid During Period July 1, 2009 to December 31, 2009[1]
Actual
Class A Shares	$1,000.00	$1,186.01	1.20%	$6.61
Class B Shares	$1,000.00	$1,183.91	1.90%	$10.46
Legacy Class A Shares	$1,000.00	$1,185.37	1.20%	$6.61
Legacy Class B Shares	$1,000.00	$1,184.38	1.60%	$8.81
Institutional Shares	$1,000.00	$1,189.91	0.95%	$5.24
Class R-1 Shares	$1,000.00	$1,185.48	1.52%	$8.37
Class R-2 Shares	$1,000.00	$1,187.33	1.32%	$7.28
Class R-3 Shares	$1,000.00	$1,189.68	1.02%	$5.63
Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,019.16	1.20%	$6.11
Class B Shares	$1,000.00	$1,015.63	1.90%	$9.65
Legacy Class A Shares	$1,000.00	$1,019.16	1.20%	$6.11
Legacy Class B Shares	$1,000.00	$1,017.14	1.60%	$8.13
Institutional Shares	$1,000.00	$1,020.42	0.95%	$4.84
Class R-1 Shares	$1,000.00	$1,017.54	1.52%	$7.73
Class R-2 Shares	$1,000.00	$1,018.55	1.32%	$6.72
Class R-3 Shares	$1,000.00	$1,020.06	1.02%	$5.19

State Farm Small/Mid Cap Equity Fund
	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Annualized Expense Ratio Based on the Period July 1, 2009 to December 31, 2009	Expenses Paid During Period July 1, 2009 to December 31, 2009[1]
Actual
Class A Shares	$1,000.00	$1,233.66	1.40%	$7.88
Class B Shares	$1,000.00	$1,229.10	2.00%	$11.24
Legacy Class A Shares	$1,000.00	$1,232.95	1.40%	$7.88
Legacy Class B Shares	$1,000.00	$1,232.64	1.80%	$10.13
Institutional Shares	$1,000.00	$1,235.01	1.15%	$6.48
Class R-1 Shares	$1,000.00	$1,231.54	1.72%	$9.67
Class R-2 Shares	$1,000.00	$1,234.22	1.52%	$8.56
Class R-3 Shares	$1,000.00	$1,234.91	1.22%	$6.87
Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,018.15	1.40%	$7.12
Class B Shares	$1,000.00	$1,015.12	2.00%	$10.16
Legacy Class A Shares	$1,000.00	$1,018.15	1.40%	$7.12
Legacy Class B Shares	$1,000.00	$1,016.13	1.80%	$9.15
Institutional Shares	$1,000.00	$1,019.41	1.15%	$5.85
Class R-1 Shares	$1,000.00	$1,016.53	1.72%	$8.74
Class R-2 Shares	$1,000.00	$1,017.54	1.52%	$7.73
Class R-3 Shares	$1,000.00	$1,019.06	1.22%	$6.21

State Farm International Equity Fund
	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Annualized Expense Ratio Based on the Period July 1, 2009 to December 31, 2009	Expenses Paid During Period July 1, 2009 to December 31, 2009[1]
Actual
Class A Shares	$1,000.00	$1,235.10	1.50%	$8.45
Class B Shares	$1,000.00	$1,230.53	2.10%	$11.81
Legacy Class A Shares	$1,000.00	$1,235.66	1.50%	$8.45
Legacy Class B Shares	$1,000.00	$1,232.33	1.90%	$10.69
Institutional Shares	$1,000.00	$1,237.33	1.25%	$7.05
Class R-1 Shares	$1,000.00	$1,232.67	1.82%	$10.24
Class R-2 Shares	$1,000.00	$1,233.83	1.62%	$9.12
Class R-3 Shares	$1,000.00	$1,235.20	1.32%	$7.44
Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,017.64	1.50%	$7.63
Class B Shares	$1,000.00	$1,014.62	2.10%	$10.66
Legacy Class A Shares	$1,000.00	$1,017.64	1.50%	$7.63
Legacy Class B Shares	$1,000.00	$1,015.63	1.90%	$9.65
Institutional Shares	$1,000.00	$1,018.90	1.25%	$6.36
Class R-1 Shares	$1,000.00	$1,016.03	1.82%	$9.25
Class R-2 Shares	$1,000.00	$1,017.04	1.62%	$8.24
Class R-3 Shares	$1,000.00	$1,018.55	1.32%	$6.72

State Farm S&P 500 Index Fund
	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Annualized Expense Ratio Based on the Period July 1, 2009 to December 31, 2009[3]	Expenses Paid During Period July 1, 2009 to December 31, 2009[1]
Actual
Class A Shares	$1,000.00	$1,257.57	0.79%	$4.50
Class B Shares	$1,000.00	$1,248.66	1.49%	$8.45
Legacy Class A Shares	$1,000.00	$1,257.40	0.80%	$4.55
Legacy Class B Shares	$1,000.00	$1,252.49	1.20%	$6.81
Institutional Shares	$1,000.00	$1,261.52	0.54%	$3.08
Class R-1 Shares	$1,000.00	$1,254.70	1.11%	$6.31
Class R-2 Shares	$1,000.00	$1,256.62	0.91%	$5.18
Class R-3 Shares	$1,000.00	$1,260.26	0.62%	$3.53
Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,021.22	0.79%	$4.02
Class B Shares	$1,000.00	$1,017.69	1.49%	$7.58
Legacy Class A Shares	$1,000.00	$1,021.17	0.80%	$4.08
Legacy Class B Shares	$1,000.00	$1,019.16	1.20%	$6.11
Institutional Shares	$1,000.00	$1,022.48	0.54%	$2.75
Class R-1 Shares	$1,000.00	$1,019.61	1.11%	$5.65
Class R-2 Shares	$1,000.00	$1,020.62	0.91%	$4.63
Class R-3 Shares	$1,000.00	$1,022.08	0.62%	$3.16

State Farm Small Cap Index Fund
	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Annualized Expense Ratio Based on the Period July 1, 2009 to December 31, 2009	Expenses Paid During Period July 1, 2009 to December 31, 2009[1]
Actual
Class A Shares	$1,000.00	$1,233.17	0.95%	$5.35
Class B Shares	$1,000.00	$1,229.23	1.65%	$9.27
Legacy Class A Shares	$1,000.00	$1,233.78	0.95%	$5.35
Legacy Class B Shares	$1,000.00	$1,230.84	1.35%	$7.59
Institutional Shares	$1,000.00	$1,235.85	0.70%	$3.94
Class R-1 Shares	$1,000.00	$1,231.27	1.27%	$7.14
Class R-2 Shares	$1,000.00	$1,232.72	1.07%	$6.02
Class R-3 Shares	$1,000.00	$1,234.93	0.77%	$4.34
Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,020.42	0.95%	$4.84
Class B Shares	$1,000.00	$1,016.89	1.65%	$8.39
Legacy Class A Shares	$1,000.00	$1,020.42	0.95%	$4.84
Legacy Class B Shares	$1,000.00	$1,018.40	1.35%	$6.87
Institutional Shares	$1,000.00	$1,021.68	0.70%	$3.57
Class R-1 Shares	$1,000.00	$1,018.80	1.27%	$6.46
Class R-2 Shares	$1,000.00	$1,019.81	1.07%	$5.45
Class R-3 Shares	$1,000.00	$1,021.32	0.77%	$3.92

State Farm International Index Fund
	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Annualized Expense Ratio Based on the Period July 1, 2009 to December 31, 2009	Expenses Paid During Period July 1, 2009 to December 31, 2009[1]
Actual
Class A Shares	$1,000.00	$1,277.91	1.20%	$6.89
Class B Shares	$1,000.00	$1,269.75	1.90%	$10.87
Legacy Class A Shares	$1,000.00	$1,278.32	1.20%	$6.89
Legacy Class B Shares	$1,000.00	$1,272.97	1.60%	$9.17
Institutional Shares	$1,000.00	$1,281.75	0.95%	$5.46
Class R-1 Shares	$1,000.00	$1,274.89	1.52%	$8.72
Class R-2 Shares	$1,000.00	$1,277.50	1.32%	$7.58
Class R-3 Shares	$1,000.00	$1,280.26	1.02%	$5.86
Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,019.16	1.20%	$6.11
Class B Shares	$1,000.00	$1,015.63	1.90%	$9.65
Legacy Class A Shares	$1,000.00	$1,019.16	1.20%	$6.11
Legacy Class B Shares	$1,000.00	$1,017.14	1.60%	$8.13
Institutional Shares	$1,000.00	$1,020.42	0.95%	$4.84
Class R-1 Shares	$1,000.00	$1,017.54	1.52%	$7.73
Class R-2 Shares	$1,000.00	$1,018.55	1.32%	$6.72
Class R-3 Shares	$1,000.00	$1,020.06	1.02%	$5.19

State Farm Equity and Bond Fund
	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Annualized Expense Ratio Based on the Period July 1, 2009 to December 31, 2009[2]	Expenses Paid During Period July 1, 2009 to December 31, 2009[1]
Actual
Class A Shares	$1,000.00	$1,128.93	1.00%	$5.37
Class B Shares	$1,000.00	$1,125.21	1.60%	$8.57
Legacy Class A Shares	$1,000.00	$1,129.33	1.00%	$5.37
Legacy Class B Shares	$1,000.00	$1,126.85	1.40%	$7.51
Institutional Shares	$1,000.00	$1,128.42	0.75%	$4.02
Class R-1 Shares	$1,000.00	$1,125.36	1.32%	$7.07
Class R-2 Shares	$1,000.00	$1,127.82	1.12%	$6.01
Class R-3 Shares	$1,000.00	$1,129.51	0.82%	$4.40
Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,020.16	1.00%	$5.09
Class B Shares	$1,000.00	$1,017.14	1.60%	$8.13
Legacy Class A Shares	$1,000.00	$1,020.16	1.00%	$5.09
Legacy Class B Shares	$1,000.00	$1,018.15	1.40%	$7.12
Institutional Shares	$1,000.00	$1,021.42	0.75%	$3.82
Class R-1 Shares	$1,000.00	$1,018.55	1.32%	$6.72
Class R-2 Shares	$1,000.00	$1,019.56	1.12%	$5.70
Class R-3 Shares	$1,000.00	$1,021.07	0.82%	$4.18

State Farm Bond Fund
	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Annualized Expense Ratio Based on the Period July 1, 2009 to December 31, 2009	Expenses Paid During Period July 1, 2009 to December 31, 2009[1]
Actual
Class A Shares	$1,000.00	$1,042.24	0.69%	$3.55
Class B Shares	$1,000.00	$1,040.17	1.09%	$5.61
Legacy Class A Shares	$1,000.00	$1,042.23	0.69%	$3.55
Legacy Class B Shares	$1,000.00	$1,040.14	1.09%	$5.61
Institutional Shares	$1,000.00	$1,043.58	0.44%	$2.27
Class R-1 Shares	$1,000.00	$1,040.58	1.01%	$5.19
Class R-2 Shares	$1,000.00	$1,041.64	0.81%	$4.17
Class R-3 Shares	$1,000.00	$1,043.19	0.51%	$2.63
Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,021.73	0.69%	$3.52
Class B Shares	$1,000.00	$1,019.71	1.09%	$5.55
Legacy Class A Shares	$1,000.00	$1,021.73	0.69%	$3.52
Legacy Class B Shares	$1,000.00	$1,019.71	1.09%	$5.55
Institutional Shares	$1,000.00	$1,022.99	0.44%	$2.24
Class R-1 Shares	$1,000.00	$1,020.11	1.01%	$5.14
Class R-2 Shares	$1,000.00	$1,021.12	0.81%	$4.13
Class R-3 Shares	$1,000.00	$1,022.63	0.51%	$2.60

State Farm Tax Advantaged Bond Fund
	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Annualized Expense Ratio Based on the Period July 1, 2009 to December 31, 2009	Expenses Paid During Period July 1, 2009 to December 31, 2009[1]
Actual
Class A Shares	$1,000.00	$1,046.16	0.70%	$3.61
Class B Shares	$1,000.00	$1,045.06	1.10%	$5.67
Legacy Class A Shares	$1,000.00	$1,046.23	0.70%	$3.61
Legacy Class B Shares	$1,000.00	$1,044.14	1.10%	$5.67
Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,021.68	0.70%	$3.57
Class B Shares	$1,000.00	$1,019.66	1.10%	$5.60
Legacy Class A Shares	$1,000.00	$1,021.68	0.70%	$3.57
Legacy Class B Shares	$1,000.00	$1,019.66	1.10%	$5.60

State Farm Money Market Fund
	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Annualized Expense Ratio Based on the Period July 1, 2009 to December 31, 2009	Expenses Paid During Period July 1, 2009 to December 31, 2009[1]
Actual
Class A Shares	$1,000.00	$1,000.00	0.18%	$0.91
Class B Shares	$1,000.00	$1,000.00	0.18%	$0.91
Legacy Class A Shares	$1,000.00	$1,000.00	0.19%	$0.96
Legacy Class B Shares	$1,000.00	$1,000.00	0.19%	$0.96
Institutional Shares	$1,000.00	$1,000.02	0.18%	$0.91
Class R-1 Shares	$1,000.00	$1,000.00	0.19%	$0.96
Class R-2 Shares	$1,000.00	$1,000.00	0.18%	$0.91
Class R-3 Shares	$1,000.00	$1,000.01	0.18%	$0.91
Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,024.30	0.18%	$0.92
Class B Shares	$1,000.00	$1,024.30	0.18%	$0.92
Legacy Class A Shares	$1,000.00	$1,024.25	0.19%	$0.97
Legacy Class B Shares	$1,000.00	$1,024.25	0.19%	$0.97
Institutional Shares	$1,000.00	$1,024.30	0.18%	$0.92
Class R-1 Shares	$1,000.00	$1,024.25	0.19%	$0.97
Class R-2 Shares	$1,000.00	$1,024.30	0.18%	$0.92
Class R-3 Shares	$1,000.00	$1,024.30	0.18%	$0.92

State Farm LifePath Income Fund
	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Annualized Expense Ratio Based on the Period July 1, 2009 to December 31, 2009[3]	Expenses Paid During Period July 1, 2009 to December 31, 2009[1]
Actual
Class A Shares	$1,000.00	$1,122.45	1.21%	$6.47
Class B Shares	$1,000.00	$1,117.92	1.90%	$10.14
Legacy Class A Shares	$1,000.00	$1,122.20	1.21%	$6.47
Legacy Class B Shares	$1,000.00	$1,120.83	1.60%	$8.55
Institutional Shares	$1,000.00	$1,123.62	0.96%	$5.14
Class R-1 Shares	$1,000.00	$1,120.33	1.53%	$8.18
Class R-2 Shares	$1,000.00	$1,121.15	1.33%	$7.11
Class R-3 Shares	$1,000.00	$1,123.44	1.02%	$5.46
Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,019.11	1.21%	$6.16
Class B Shares	$1,000.00	$1,015.63	1.90%	$9.65
Legacy Class A Shares	$1,000.00	$1,019.11	1.21%	$6.16
Legacy Class B Shares	$1,000.00	$1,017.14	1.60%	$8.13
Institutional Shares	$1,000.00	$1,020.37	0.96%	$4.89
Class R-1 Shares	$1,000.00	$1,017.49	1.53%	$7.78
Class R-2 Shares	$1,000.00	$1,018.50	1.33%	$6.77
Class R-3 Shares	$1,000.00	$1,020.06	1.02%	$5.19

State Farm LifePath 2020 Fund
	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Annualized Expense Ratio Based on the Period July 1, 2009 to December 31, 2009[3]	Expenses Paid During Period July 1, 2009 to December 31, 2009[1]
Actual
Class A Shares	$1,000.00	$1,161.23	1.12%	$6.10
Class B Shares	$1,000.00	$1,156.60	1.82%	$9.89
Legacy Class A Shares	$1,000.00	$1,161.30	1.12%	$6.10
Legacy Class B Shares	$1,000.00	$1,159.53	1.52%	$8.27
Institutional Shares	$1,000.00	$1,162.14	0.87%	$4.74
Class R-1 Shares	$1,000.00	$1,159.81	1.44%	$7.84
Class R-2 Shares	$1,000.00	$1,160.89	1.24%	$6.75
Class R-3 Shares	$1,000.00	$1,161.99	0.94%	$5.12
Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,019.56	1.12%	$5.70
Class B Shares	$1,000.00	$1,016.03	1.82%	$9.25
Legacy Class A Shares	$1,000.00	$1,019.56	1.12%	$5.70
Legacy Class B Shares	$1,000.00	$1,017.54	1.52%	$7.73
Institutional Shares	$1,000.00	$1,020.82	0.87%	$4.43
Class R-1 Shares	$1,000.00	$1,017.95	1.44%	$7.32
Class R-2 Shares	$1,000.00	$1,018.95	1.24%	$6.31
Class R-3 Shares	$1,000.00	$1,020.47	0.94%	$4.79

State Farm LifePath 2030 Fund
	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Annualized Expense Ratio Based on the Period July 1, 2009 to December 31, 2009[3]	Expenses Paid During Period July 1, 2009 to December 31, 2009[1]
Actual
Class A Shares	$1,000.00	$1,253.09	1.10%	$6.25
Class B Shares	$1,000.00	$1,243.34	1.79%	$10.12
Legacy Class A Shares	$1,000.00	$1,252.63	1.10%	$6.25
Legacy Class B Shares	$1,000.00	$1,246.89	1.49%	$8.44
Institutional Shares	$1,000.00	$1,255.50	0.85%	$4.83
Class R-1 Shares	$1,000.00	$1,247.72	1.42%	$8.04
Class R-2 Shares	$1,000.00	$1,250.88	1.22%	$6.92
Class R-3 Shares	$1,000.00	$1,256.75	0.92%	$5.23
Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,019.66	1.10%	$5.60
Class B Shares	$1,000.00	$1,016.18	1.79%	$9.10
Legacy Class A Shares	$1,000.00	$1,019.66	1.10%	$5.60
Legacy Class B Shares	$1,000.00	$1,017.69	1.49%	$7.58
Institutional Shares	$1,000.00	$1,020.92	0.85%	$4.33
Class R-1 Shares	$1,000.00	$1,018.05	1.42%	$7.22
Class R-2 Shares	$1,000.00	$1,019.06	1.22%	$6.21
Class R-3 Shares	$1,000.00	$1,020.57	0.92%	$4.69

State Farm LifePath 2040 Fund
	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Annualized Expense Ratio Based on the Period July 1, 2009 to December 31, 2009[3]	Expenses Paid During Period July 1, 2009 to December 31, 2009[1]
Actual
Class A Shares	$1,000.00	$1,274.95	1.09%	$6.25
Class B Shares	$1,000.00	$1,266.56	1.79%	$10.23
Legacy Class A Shares	$1,000.00	$1,275.47	1.10%	$6.31
Legacy Class B Shares	$1,000.00	$1,270.34	1.50%	$8.58
Institutional Shares	$1,000.00	$1,279.19	0.84%	$4.83
Class R-1 Shares	$1,000.00	$1,269.03	1.41%	$8.06
Class R-2 Shares	$1,000.00	$1,274.32	1.21%	$6.94
Class R-3 Shares	$1,000.00	$1,291.81	0.90%	$5.20
Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,019.71	1.09%	$5.55
Class B Shares	$1,000.00	$1,016.18	1.79%	$9.10
Legacy Class A Shares	$1,000.00	$1,019.66	1.10%	$5.60
Legacy Class B Shares	$1,000.00	$1,017.64	1.50%	$7.63
Institutional Shares	$1,000.00	$1,020.97	0.84%	$4.28
Class R-1 Shares	$1,000.00	$1,018.10	1.41%	$7.17
Class R-2 Shares	$1,000.00	$1,019.11	1.21%	$6.16
Class R-3 Shares	$1,000.00	$1,020.67	0.90%	$4.58

State Farm LifePath 2050 Fund
	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Annualized Expense Ratio Based on the Period July 1, 2009 to December 31, 2009[3]	Expenses Paid During Period July 1, 2009 to December 31, 2009[1]
Actual
Class A Shares	$1,000.00	$1,302.55	1.11%	$6.44
Class R-1 Shares	$1,000.00	$1,297.61	1.43%	$8.28
Class R-2 Shares	$1,000.00	$1,300.80	1.23%	$7.13
Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,019.61	1.11%	$5.65
Class R-1 Shares	$1,000.00	$1,018.00	1.43%	$7.27
Class R-2 Shares	$1,000.00	$1,019.00	1.23%	$6.26

[1]	Expenses are equal to the Fund’s annualized expense ratio (provided in the table), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

[2]

Ratio also reflects 60% of the State Farm Equity Fund Institutional Shares expenses plus 40% of the State Farm Bond Fund Institutional Shares expenses. The State Farm Equity and Bond Fund targets a 60%/40% investment ratio between the State Farm Equity Fund and the State Farm Bond Fund. The ratio may vary slightly from 60%/40% throughout the year.

[3]	Ratio reflects the expenses of both the fund and its corresponding Master Portfolio.

STATE FARM MUTUAL FUND TRUST EQUITY FUND

SCHEDULE OF INVESTMENTS

December 31, 2009

	Shares	Value
Common Stocks (99.53%)
Consumer Discretionary (15.87%)
Advance Auto Parts Inc.	22,500	$910,800
Amazon.com Inc. (a)	23,000	3,093,960
Apollo Group Inc. Class A (a)	10,300	623,974
AutoZone Inc. (a)	6,100	964,227
Comcast Corp. Class A	198,300	3,343,338
DIRECTV Class A (a)	73,700	2,457,895
Discovery Communications Inc. Class A (a)	35,800	1,097,986
Dollar Tree Inc. (a)	22,500	1,086,750
Expedia Inc. (a)	65,700	1,689,147
Family Dollar Stores Inc.	33,200	923,956
GAP Inc., The	104,300	2,185,085
ITT Educational Services Inc. (a)	9,800	940,408
McDonald’s Corp.	29,800	1,860,712
NIKE Inc. Class B	58,000	3,832,060
O’Reilly Automotive Inc. (a)	24,700	941,564
Priceline.com Inc. (a)	11,900	2,600,150
Ross Stores Inc.	32,600	1,392,346
Starbucks Corp. (a)	47,600	1,097,656
TJX Companies Inc.	50,500	1,845,775
TRW Automotive Holdings Corp. (a)	92,200	2,201,736
Walt Disney Co., The	47,800	1,541,550
		36,631,075
Consumer Staples (7.28%)
Coca-Cola Co., The	18,700	1,065,900
Coca-Cola Enterprises Inc.	54,500	1,155,400
CVS Caremark Corp.	78,100	2,515,601
General Mills Inc.	16,000	1,132,960
Green Mountain Coffee Roasters Inc. (a)	15,600	1,270,932
Kraft Foods Inc. Class A	35,300	959,454
Mead Johnson Nutrition Co. Class A	30,451	1,330,708
PepsiCo Inc.	15,600	948,480
Philip Morris International Inc.	45,500	2,192,645
Sysco Corp.	53,600	1,497,584
Walgreen Co.	48,900	1,795,608
Wal-Mart Stores Inc.	17,700	946,065
		16,811,337
Energy (11.46%)
Anadarko Petroleum Corp.	46,200	2,883,804
Apache Corp.	30,000	3,095,100
Cameron International Corp. (a)	30,900	1,291,620
Chevron Corp.	46,000	3,541,540
ConocoPhillips	29,600	1,511,672
Devon Energy Corp.	21,200	1,558,200
Diamond Offshore Drilling Inc.	18,900	1,860,138
Exxon Mobil Corp.	62,800	4,282,332
Occidental Petroleum Corp.	35,600	2,896,060
Southwestern Energy Co. (a)	40,700	1,961,740
Transocean Ltd. (a)	19,000	1,573,200
		26,455,406
Financials (12.42%)
ACE Ltd. (a)	57,400	2,892,960

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
Aflac Inc.	24,700	$1,142,375
Ameriprise Financial Inc.	39,800	1,545,036
Aon Corp.	25,200	966,168
Bank of America Corp.	150,800	2,271,048
BlackRock Inc.	4,900	1,137,780
Franklin Resources Inc.	24,600	2,591,610
Hudson City Bancorp Inc.	131,500	1,805,495
JPMorgan Chase & Co.	80,900	3,371,103
MetLife Inc.	77,900	2,753,765
New York Community Bancorp Inc.	73,700	1,069,387
State Street Corp.	15,800	687,932
Travelers Companies Inc.	53,700	2,677,482
Wells Fargo & Co.	139,300	3,759,707
		28,671,848
Health Care (15.01%)
Allergan Inc.	20,100	1,266,501
Amgen Inc. (a)	30,000	1,697,100
Baxter International Inc.	15,300	897,804
Becton Dickinson & Co.	19,100	1,506,226
Biogen Idec Inc. (a)	26,300	1,407,050
Bristol-Myers Squibb Co.	102,064	2,577,116
Cerner Corp. (a)	21,300	1,755,972
Covidien PLC	32,700	1,566,003
CR Bard Inc.	11,700	911,430
Express Scripts Inc. (a)	27,600	2,386,020
Gilead Sciences Inc. (a)	34,200	1,480,176
Intuitive Surgical Inc. (a)	6,600	2,001,912
Johnson & Johnson	68,600	4,418,526
Life Technologies Corp. (a)	22,800	1,190,844
Medtronic Inc.	20,600	905,988
Merck & Co. Inc.	42,500	1,552,950
Mylan Inc. (a)	62,400	1,150,032
Myriad Genetics Inc. (a)	27,500	717,750
Pfizer Inc.	171,000	3,110,490
Stryker Corp.	22,500	1,133,325
Varian Medical Systems Inc. (a)	21,500	1,007,275
		34,640,490
Industrials (10.56%)
3M Co.	11,700	967,239
CH Robinson Worldwide Inc.	16,700	980,791
CSX Corp.	18,000	872,820
Cummins Inc.	33,200	1,522,552
Deere & Co.	54,400	2,942,496
FedEx Corp.	18,200	1,518,790
First Solar Inc. (a)	12,700	1,719,580
General Electric Co.	145,600	2,202,928
Honeywell International Inc.	72,300	2,834,160
ITT Corp.	27,200	1,352,928
Raytheon Co.	23,400	1,205,568
Union Pacific Corp.	57,200	3,655,080
United Technologies Corp.	21,300	1,478,433
WW Grainger Inc.	11,700	1,132,911
		24,386,276

See accompanying notes to financial statements.	79

STATE FARM MUTUAL FUND TRUST EQUITY FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2009

	Shares	Value
Common Stocks (Cont.)
Information Technology (19.71%)
Amphenol Corp. Class A	24,400	$1,126,792
Apple Inc. (a)	13,400	2,825,524
CA Inc.	114,500	2,571,670
Cisco Systems Inc. (a)	173,400	4,151,196
Cognizant Technology Solutions Corp. Class A (a)	33,100	1,499,430
Corning Inc.	157,000	3,031,670
eBay Inc. (a)	60,100	1,414,754
EMC Corp. (a)	82,700	1,444,769
Equinix Inc. (a)	23,300	2,473,295
Google Inc. Class A (a)	4,500	2,789,910
Hewlett-Packard Co.	27,200	1,401,072
Intel Corp.	129,800	2,647,920
International Business Machines Corp.	34,400	4,502,960
Juniper Networks Inc. (a)	48,700	1,298,829
MasterCard Inc. Class A	13,600	3,481,328
Microsoft Corp.	91,200	2,780,688
Oracle Corp.	114,500	2,809,830
Visa Inc. Class A	15,000	1,311,900
Western Digital Corp. (a)	43,700	1,929,355
		45,492,892
Materials (3.76%)
E.I. du Pont de Nemours & Co.	71,500	2,407,405
Ecolab Inc.	23,400	1,043,406
Lubrizol Corp., The	15,700	1,145,315
Nucor Corp.	34,900	1,628,085
Potash Corporation of Saskatchewan Inc.	10,100	1,095,850
Praxair Inc.	16,900	1,357,239
		8,677,300
Telecommunication Services (1.52%)
AT&T Inc.	125,200	3,509,356
		3,509,356
Utilities (1.94%)
Dominion Resources Inc.	38,000	1,478,960
FPL Group Inc.	27,900	1,473,678
PG&E Corp.	34,400	1,535,960
		4,488,598
Total Common Stocks
(cost $202,599,870)		229,764,578

	Shares	Value
Short-term Investments (0.41%)
JPMorgan U.S. Government Money Market Fund	954,440	$954,440
Total Short-term Investments
(cost $954,440)		954,440
TOTAL INVESTMENTS (99.94%)
(cost $203,554,310)		230,719,018
OTHER ASSETS, NET OF LIABILITIES (0.06%)		131,920
NET ASSETS (100.00%)		$230,850,938

(a)	Non-income producing security.

80	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL/MID CAP EQUITY FUND

SCHEDULE OF INVESTMENTS

December 31, 2009

	Shares	Value
Common Stocks (99.03%)
Consumer Discretionary (17.94%)
99 Cents Only Stores (a)	3,800	$49,668
American Greetings Corp. Class A	53,000	1,154,870
Bally Technologies Inc. (a)	10,960	452,538
Belo Corp. Class A	190,500	1,036,320
Best Buy Company Inc.	7,340	289,636
Big Lots Inc. (a)	25,970	752,611
Bob Evans Farms Inc.	28,800	833,760
BorgWarner Inc.	12,020	399,304
Carnival Corp. (a)	9,050	286,794
Carrols Restaurant Group Inc. (a)	81,200	574,084
Coach Inc.	10,650	389,044
Discovery Communications Inc. Class A (a)	22,790	698,969
DreamWorks Animation SKG Inc. Class A (a)	15,630	624,418
Family Dollar Stores Inc.	18,090	503,445
Fossil Inc. (a)	11,470	384,933
GAP Inc., The	18,840	394,698
Guess? Inc.	15,310	647,613
Hawk Corp. Class A (a)	10,800	190,188
Jarden Corp.	23,620	730,094
Jo-Ann Stores Inc. (a)	37,500	1,359,000
Kirkland’s Inc. (a)	95,400	1,657,098
La-Z-Boy Inc. (a)	76,700	730,951
LKQ Corp. (a)	15,182	297,415
Macy’s Inc.	32,550	545,538
Newell Rubbermaid Inc.	40,260	604,303
Nordstrom Inc.	20,340	764,377
NVR Inc. (a)	660	469,069
Polaris Industries Inc.	11,700	510,471
Priceline.com Inc. (a)	2,230	487,255
Starbucks Corp. (a)	19,110	440,677
Steak n Shake Co., The (a)	2,590	839,471
Stein Mart Inc. (a)	97,700	1,041,482
Sturm, Ruger & Company Inc.	9,674	93,838
Tractor Supply Co. (a)	9,780	517,949
UniFirst Corp.	28,400	1,366,324
Urban Outfitters Inc. (a)	18,725	655,188
VF Corp.	5,220	382,313
Warnaco Group Inc. (a)	9,380	395,742
West Marine Inc. (a)	68,124	549,079
		24,100,527
Consumer Staples (2.71%)
Avon Products Inc.	14,800	466,200
Casey’s General Stores Inc.	16,800	536,257
Church & Dwight Co. Inc.	10,265	620,519
Estee Lauder Companies Inc. Class A, The	8,090	391,232
J.M. Smucker Co.	14,460	892,905
Molson Coors Brewing Co. Class B	5,220	235,735
Seneca Foods Corp. Class A (a)	21,000	501,270
		3,644,118
Energy (8.31%)
Cameron International Corp. (a)	19,210	802,978

	Shares	Value
Common Stocks (Cont.)
Energy (Cont.)
Concho Resources Inc. (a)	25,115	$1,127,664
Crosstex Energy Inc.	114,400	692,120
Dresser-Rand Group Inc. (a)	31,590	998,560
EXCO Resources Inc.	40,820	866,609
Gulfport Energy Corp. (a)	80,400	920,580
Natural Gas Services Group (a)	48,100	906,685
Newfield Exploration Co. (a)	9,970	480,853
Noble Corp.	16,110	655,677
Oceaneering International Inc. (a)	5,440	318,349
Rosetta Resources Inc. (a)	39,200	781,256
Vanguard Natural Resources LLC	49,700	1,096,879
Whiting Petroleum Corp. (a)	11,210	801,178
World Fuel Services Corp.	26,800	717,972
		11,167,360
Financials (19.52%)
ACE Ltd. (a)	6,485	326,844
Affiliated Managers Group Inc. (a)	16,770	1,129,460
Alliance Financial Corp.	14,711	399,404
American Physicians Capital Inc.	27,466	832,769
AmeriCredit Corp. (a)	49,400	940,576
Ameriprise Financial Inc.	20,460	794,257
Amerisafe Inc. (a)	82,300	1,478,931
AmTrust Financial Services Inc.	46,100	544,902
Annaly Capital Management Inc.	13,930	241,686
Beneficial Mutual Bancorp Inc. (a)	85,200	838,368
BioMed Realty Trust Inc.	44,000	694,320
Century Bancorp Inc. Class A	300	6,609
Commerce Bancshares Inc.	14,836	574,450
Danvers Bancorp Inc.	44,200	574,158
Delphi Financial Group Inc. Class A	29,600	662,152
Digital Realty Trust Inc.	20,415	1,026,466
Evercore Partners Inc. Class A	25,800	784,320
First Niagara Financial Group Inc.	48,260	671,297
First Potomac Realty Trust	1,474	18,528
Franklin Resources Inc.	8,770	923,920
Infinity Property & Casualty Corp.	13,600	552,704
Invesco Ltd.	15,010	352,585
Kilroy Realty Corp.	12,800	392,576
Marsh & McLennan Companies Inc.	10,630	234,710
Meadowbrook Insurance Group Inc.	74,700	552,780
Nelnet Inc. Class A	45,400	782,242
Northern Trust Corp.	6,700	351,080
One Liberty Properties Inc. (a)	83,057	729,240
Park National Corp.	10,300	606,464
Prospect Capital Corp.	43,200	510,192
Radian Group Inc.	52,600	384,506
Raymond James Financial Inc.	20,500	487,285
SEI Investments Co.	16,130	282,598
Signature Bank (a)	22,030	702,757
Southside Bancshares Inc.	30,200	592,524
State Street Corp.	16,310	710,137
TD Ameritrade Holding Corp. (a)	34,920	676,750
Tower Group Inc.	24,000	561,840
Triangle Capital Corp.	2,900	35,061
United Financial Bancorp Inc.	47,800	626,658

See accompanying notes to financial statements.	81

STATE FARM MUTUAL FUND TRUST SMALL/MID CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2009

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
Unitrin Inc.	29,600	$652,680
Weingarten Realty Investors	36,258	717,546
Wilmington Trust Corp.	34,600	426,964
World Acceptance Corp. (a)	23,400	838,421
		26,223,717
Health Care (13.01%)
Alexion Pharmaceuticals Inc. (a)	8,525	416,190
Allscripts-Misys Healthcare Solutions Inc. (a)	25,300	511,819
BioScrip Inc. (a)	83,300	696,388
Celgene Corp. (a)	9,740	542,323
Cephalon Inc. (a)	7,580	473,068
Community Health Systems Inc. (a)	12,460	443,576
Covance Inc. (a)	6,630	361,799
Cyberonics Inc. (a)	40,600	829,864
Emergency Medical Services Corp. Class A (a)	15,700	850,155
ev3 Inc. (a)	127,900	1,706,186
Express Scripts Inc. (a)	6,995	604,718
Gentiva Health Services Inc. (a)	17,900	483,479
Healthspring Inc. (a)	95,991	1,690,402
Hologic Inc. (a)	16,508	239,366
Immucor Inc. (a)	10,255	207,561
Inverness Medical Innovations Inc. (a)	12,490	518,460
Life Technologies Corp. (a)	20,230	1,056,613
Medicis Pharmaceutical Corp. Class A	37,700	1,019,785
Mylan Inc. (a)	24,440	450,429
Par Pharmaceutical Companies Inc. (a)	34,500	933,570
Providence Service Corp. (a)	51,300	810,540
Psychiatric Solutions Inc. (a)	9,890	209,075
QIAGEN NV (a)	36,730	819,814
RehabCare Group Inc. (a)	23,200	705,976
Shire PLC ADR	7,460	437,902
United Therapeutics Corp. (a)	8,690	457,528
		17,476,586
Industrials (9.51%)
AMETEK Inc.	17,520	669,965
Briggs & Stratton Corp.	31,300	585,623
Chart Industries Inc. (a)	68,800	1,138,640
Con-way Inc.	12,110	422,760
Copart Inc. (a)	13,260	485,714
CSX Corp.	12,080	585,759
Cummins Inc.	18,470	847,034
Expeditors International of Washington Inc.	14,565	505,842
Flowserve Corp.	7,370	696,686
FTI Consulting Inc. (a)	18,145	855,718
General Cable Corp. (a)	7,510	220,944
International Shipholding Corp.	19,544	607,232
Iron Mountain Inc. (a)	28,315	644,449
M & F Worldwide Corp. (a)	33,700	1,331,150
MSC Industrial Direct Company Inc. Class A	6,940	326,180
Oshkosh Corp.	19,560	724,307

	Shares	Value
Common Stocks (Cont.)
Industrials (Cont.)
Polypore International Inc. (a)	2,500	$29,750
Precision Castparts Corp.	4,825	532,439
Valmont Industries Inc.	7,490	587,590
Verisk Analytics Inc. Class A (a)	9,810	297,047
VSE Corp.	15,300	689,725
		12,784,554
Information Technology (18.18%)
Activision Blizzard Inc. (a)	30,365	337,355
Acxiom Corp. (a)	32,600	437,492
Alliance Data Systems Corp. (a)	23,380	1,510,114
Amphenol Corp. Class A	8,215	379,369
ANSYS Inc. (a)	11,895	516,957
Broadcom Corp. Class A (a)	21,210	667,054
Brocade Communications Systems Inc. (a)	49,500	377,685
CEVA Inc. (a)	53,500	688,010
Check Point Software Technologies Ltd. (a)	14,250	482,790
Citrix Systems Inc. (a)	14,290	594,607
Cognizant Technology Solutions Corp. Class A (a)	14,755	668,402
CSG Systems International Inc. (a)	31,100	593,699
Dynamics Research Corp. (a)	12,200	129,442
EarthLink Inc.	94,500	785,295
F5 Networks Inc. (a)	6,055	320,794
GSI Technology Inc. (a)	120,600	540,288
Hewitt Associates Inc. Class A (a)	18,400	777,584
Intersil Corp.	21,390	328,123
Juniper Networks Inc. (a)	18,910	504,330
Marchex Inc. Class B	128,800	654,304
Marvell Technology Group Ltd. (a)	40,245	835,084
Mercury Computer Systems Inc. (a)	57,400	631,974
MICROS Systems Inc. (a)	19,570	607,257
Multi-Fineline Electronix Inc. (a)	40,100	1,137,637
NetApp Inc. (a)	9,915	340,977
Nuance Communications Inc. (a)	55,480	862,159
NVIDIA Corp. (a)	27,450	512,766
Palm Inc. (a)	22,490	225,800
Richardson Electronics Ltd.	106,300	623,981
Silicon Laboratories Inc. (a)	12,120	585,881
SYNNEX Corp. (a)	38,600	1,183,476
Tech Data Corp. (a)	32,200	1,502,452
Teradyne Inc. (a)	45,530	488,537
Trimble Navigation Ltd. (a)	17,310	436,212
Unisys Corp. (a)	41,600	1,604,096
United Online Inc.	68,410	491,868
UTStarcom Inc. (a)	200,800	439,752
Wright Express Corp. (a)	19,800	630,826
		24,434,429
Materials (6.31%)
Airgas Inc.	16,385	779,926
AK Steel Holding Corp.	26,500	565,775
Albemarle Corp.	16,160	587,739

82	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL/MID CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2009

	Shares	Value
Common Stocks (Cont.)
Materials (Cont.)
Bway Holding Co. (a)	53,900	$1,035,958
Cliffs Natural Resources Inc.	13,600	626,824
Greif Inc.	7,090	382,718
Rock-Tenn Co. Class A	19,300	972,913
Scotts Miracle-Gro Co. Class A, The	12,330	484,692
Silver Wheaton Corp. (a)	36,700	551,234
Temple-Inland Inc.	42,000	886,620
Thompson Creek Metals Company Inc. (a)	8,090	94,815
US Gold Corp. (a)	108,700	269,576
Valspar Corp.	25,630	695,598
Walter Energy Inc.	7,280	548,257
		8,482,645
Telecommunication Services (0.88%)
American Tower Corp. Class A (a)	15,675	677,317
SBA Communications Corp. Class A (a)	14,610	499,077
		1,176,394
Utilities (2.66%)
AES Corp., The (a)	108,010	1,437,613
Aqua America Inc.	35,350	618,978
ITC Holdings Corp.	9,500	494,855
Nicor Inc.	8,500	357,850
NorthWestern Corp.	25,700	668,714
		3,578,010
Total Common Stocks
(cost $107,422,755)		133,068,340
Short-term Investments (1.11%)
JPMorgan U.S. Government Money Market Fund	1,490,438	1,490,438
Total Short-term Investments
(cost $1,490,438)		1,490,438
TOTAL INVESTMENTS (100.14%)
(cost $108,913,193)		134,558,778
LIABILITIES, NET OF OTHER ASSETS (-0.14%)		(194,817)
NET ASSETS (100.00%)		$134,363,961

(a)	Non-income producing security.

ADR – American Depository Receipt

See accompanying notes to financial statements.	83

STATE FARM MUTUAL FUND TRUST INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS

December 31, 2009

	Shares	Value
Common Stocks (a) (92.87%)
Australia (1.89%)
BHP Billiton PLC	37,000	$1,179,561
CSL Ltd.	26,317	765,284
		1,944,845
Austria (0.35%)
Erste Group Bank AG	9,609	357,060
Belgium (2.31%)
Anheuser-Busch InBev NV	45,793	2,370,573
Brazil (6.32%)
Cyrela Brazil Realty SA Empreendimentos e Participacoes	51,800	728,949
Gafisa SA	45,500	738,036
Itau Unibanco Holding SA ADR	76,325	1,743,263
JBS SA	56,100	300,317
JBS SA Rights (b) (c)	80	0
OGX Petroleo e Gas Participacoes SA	90,000	883,975
PDG Realty SA Empreendimentos e Participacoes	48,100	479,342
Petroleo Brasileiro SA ADR	15,017	716,010
Redecard SA	10,355	172,484
Vale SA Sponsored ADR	25,600	743,168
		6,505,544
Canada (1.08%)
Cameco Corp.	19,200	617,664
Canadian National Railway Co.	4,514	245,381
Research In Motion Ltd. (b)	3,689	249,155
		1,112,200
China (4.24%)
Baidu Inc. Sponsored ADR (b)	1,143	470,036
Chaoda Modern Agriculture (Holdings) Ltd.	10,000	10,671
China Life Insurance Co. Ltd. H	123,000	601,873
China Mobile Ltd.	53,500	497,791
China Petroleum and Chemical Corp. (Sinopec) H	738,000	650,210
China Resources Enterprise Ltd.	70,000	254,750
CNOOC Ltd.	303,000	472,056
Ctrip.com International Ltd. ADR (b)	6,500	467,090
Longtop Financial Technologies Ltd. Sponsored ADR (b)	9,118	337,548
PetroChina Company Ltd. H	245,000	291,268
Tencent Holdings Ltd.	14,200	307,478
		4,360,771
Denmark (3.80%)
A P Moller-Maersk A/S Class B	77	540,994
Novo Nordisk A/S Class B	38,187	2,437,921
Novozymes A/S B Shares	2,650	275,700
Vestas Wind Systems A/S (b)	10,767	655,525
		3,910,140

	Shares	Value
Common Stocks (Cont.)
France (12.85%)
Accor SA	18,878	$1,033,044
Alstom SA	12,197	853,007
AXA	44,577	1,046,622
BNP Paribas	26,309	2,086,779
Compagnie de Saint-Gobain	21,811	1,183,167
Compagnie Generale des Etablissements Michelin Class B	9,673	740,844
Groupe DANONE	8,537	523,334
JC Decaux SA (b)	19,000	461,185
L’Oreal SA	6,400	714,789
Pernod Ricard SA	11,039	943,942
Publicis Groupe	5,610	228,103
Schneider Electric SA	15,530	1,805,714
Total SA	12,300	790,028
Veolia Environnement	24,579	810,201
		13,220,759
Germany (7.27%)
Allianz SE Reg.	5,015	621,659
BASF SE	27,633	1,710,226
Daimler AG Registered Shares	34,984	1,863,375
Infineon Technologies AG (b)	148,723	827,402
Linde AG	9,900	1,192,774
Metro AG	12,027	734,522
ThyssenKrupp AG	14,024	527,194
		7,477,152
Hong Kong (2.42%)
Cheung Kong Holdings Ltd.	147,000	1,888,975
China Pacific Insurance (Group) Company Ltd. H (b)	24,200	96,445
Esprit Holdings Ltd.	1,888	12,526
Hang Lung Properties Ltd.	62,000	243,062
Noble Group Ltd.	110,000	252,313
		2,493,321
India (1.71%)
ICICI Bank Ltd. Sponsored ADR	26,480	998,561
Reliance Industries Ltd. Sponsored GDR (d)	16,350	760,275
		1,758,836
Ireland (0.49%)
Covidien PLC	10,600	507,634
Israel (0.61%)
Teva Pharmaceutical Industries Ltd. Sponsored ADR	11,172	627,643
Italy (1.45%)
Eni SpA	28,500	725,775
Fiat SpA (b)	52,026	761,346
		1,487,121

84	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2009

	Shares	Value
Common Stocks (Cont.)
Japan (6.35%)
Daikin Industries Ltd.	12,300	$485,816
Daiwa Securities Group Inc.	98,000	493,199
FamilyMart Co. Ltd.	15,400	454,632
Fanuc Ltd.	11,200	1,043,862
Honda Motor Co. Ltd.	33,400	1,133,218
Japan Tobacco Inc.	238	803,605
Marubeni Corp.	191,000	1,055,079
Mizuho Financial Group Inc.	289,500	520,608
Nintendo Co. Ltd.	1,200	286,604
SUMCO Corp.	14,200	250,920
		6,527,543
Malaysia (1.31%)
Genting Berhad	284,800	607,046
Sime Darby Berhad	283,700	741,192
		1,348,238
Mexico (0.74%)
Cemex SAB de C.V. Participant Certificate Sponsored ADR (b)	64,452	761,823
Netherlands (1.96%)
Akzo Nobel NV	11,414	756,918
ASML Holding NV - NY Reg.	17,805	607,895
Royal Dutch Shell PLC Class A	21,642	652,117
		2,016,930
Norway (0.71%)
StatoilHydro ASA	29,350	731,978
Singapore (3.11%)
Capitaland Ltd.	325,500	965,615
DBS Group Holdings Ltd.	91,824	998,216
Keppel Corp. Ltd.	112,000	652,415
United Overseas Bank Ltd.	42,000	584,630
		3,200,876
South Africa (0.62%)
AngloGold Ashanti Ltd. Sponsored ADR	13,200	530,376
Sasol Ltd.	2,589	103,752
		634,128
Spain (3.46%)
Banco Bilbao Vizcaya Argentaria SA	27,118	494,226
Industria de Diseno Textil SA	7,602	474,764
Telefonica SA	92,512	2,589,323
		3,558,313
Sweden (2.37%)
Atlas Copco AB Class A	65,000	955,491
Investor AB B Shares	26,200	485,284
Sandvik AB	51,000	614,138
Telefonaktiebolaget LM Ericsson B Shares	41,415	381,269
		2,436,182

	Shares	Value
Common Stocks (Cont.)
Switzerland (13.57%)
ABB Ltd. Reg. (b)	84,800	$1,634,038
Actelion Ltd. Reg. (b)	3,918	209,262
Compagnie Financiere Richemont SA Class A	18,555	623,945
Credit Suisse Group AG Reg.	31,914	1,581,062
Holcim Ltd. Reg. (b)	12,533	974,032
Julius Baer Group Ltd.	9,782	344,018
Lonza Group AG Reg. (b)	8,343	587,840
Nestle SA	42,162	2,046,273
Novartis AG	24,063	1,314,062
Roche Holding AG	5,650	966,222
Syngenta AG Reg.	4,791	1,353,015
Transocean Ltd. (b)	18,250	1,511,100
UBS AG Reg. (b)	52,133	811,826
		13,956,695
Taiwan (0.78%)
Taiwan Semiconductor Manufacturing Co. Ltd. Sponsored ADR	70,522	806,772
United Kingdom (11.10%)
Anglo American PLC (b)	20,600	892,137
Autonomy Corp. PLC (b)	20,604	500,357
BG Group PLC	48,700	879,342
BP PLC	94,724	914,672
British American Tobacco PLC	20,751	673,647
Cadbury PLC	12,573	161,659
Compass Group PLC	65,748	470,526
Diageo PLC	51,871	904,949
HSBC Holdings PLC	151,255	1,725,570
Imperial Tobacco Group PLC	14,268	450,118
Reckitt Benckiser Group PLC	9,390	508,282
Standard Chartered PLC	62,569	1,579,612
Tesco PLC	67,983	469,001
Xstrata PLC (b)	72,271	1,289,032
		11,418,904
Total Common Stocks
(cost $82,206,960)		95,531,981
Preferred Stocks (a) (4.80%)
Brazil (4.80%)
Banco Bradesco SA Pfd.	62,600	1,308,092
Petroleo Brasileiro SA Pfd.	96,800	2,039,972
Suzano Papel e Celulose SA	63,100	742,993
Vale SA Pfd. Class A	34,900	845,939
		4,936,996
Total Preferred Stocks
(cost $4,947,790)		4,936,996

See accompanying notes to financial statements.	85

STATE FARM MUTUAL FUND TRUST INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2009

	Principal amount	Value
Repurchase Agreement (2.89%)
State Street Bank & Trust Repurchase Agreement, (e) 0.005%, agreement date 12/31/2009, to be repurchased at $2,969,854 on 01/04/2010	$2,969,852	$2,969,852
Total Repurchase Agreement
(cost $2,969,852)		2,969,852
TOTAL INVESTMENTS (100.56%)
(cost $90,124,602)		103,438,829
LIABILITIES, NET OF CASH AND OTHER ASSETS (-0.56%)		(572,343)
NET ASSETS (100.00%)		$102,866,486

(a)	The Fund used values provided by an independent statistical fair value service to fair value the securities primarily traded on exchanges that closed before the regular close of trading of the New York Stock Exchange. This method of fair valuing foreign securities was established in the Valuation Procedures adopted by the Board of Trustees.

(b)	Non-income producing security.

(c)	In accordance with the Trust’s Valuation Procedures, SFIMC determined the fair value for the security considering the facts and circumstances related to the particular security. The fair value for this security was not determined using the Trust’s independent statistical fair value service.

(d)	These shares may only be resold to qualified institutional buyers in transactions exempt from registration.

(e)	Repurchase agreement is fully collateralized by a U.S. Government Agency security with a coupon rate of 4.00%, a maturity date of September 25, 2039 and a market value of $3,034,050 as of December 31, 2009.

ADR – American Depository Receipt

GDR – Government Depository Receipt

INTERNATIONAL EQUITY FUND FOREIGN

CURRENCY DENOMINATIONS

Currency	Value	%
Euro	$30,487,908	29.47
United States Dollar	15,063,351	14.56
British Pound	12,598,465	12.18
Swiss Franc	12,445,595	12.03
Brazilian Real	8,240,099	7.97
Japanese Yen	6,527,543	6.31
Hong Kong Dollar	5,327,105	5.15
Danish Krone	3,910,140	3.78
Singapore Dollar	3,453,189	3.34
Swedish Krona	2,436,182	2.36
Malaysian Ringgit	1,348,238	1.30
Australian Dollar	765,284	0.74
Norwegian Krone	731,978	0.71
South African Rand	103,752	0.10
Total Investments	$103,438,829	100.00%

INTERNATIONAL EQUITY FUND SECTOR

CLASSIFICATIONS

Sector	Value	%
Financials	$21,576,257	20.98
Materials	13,774,888	13.39
Energy	12,740,194	12.39
Industrials	12,718,132	12.36
Consumer Staples	12,070,314	11.73
Consumer Discretionary	11,078,089	10.77
Health Care	7,415,868	7.21
Information Technology	5,197,920	5.05
Telecommunication Services	3,087,114	3.00
Utilities	810,201	0.79
Total Stocks	100,468,977	97.67
Repurchase Agreement	2,969,852	2.89
Liabilities, Net of Cash and Other Assets	(572,343)	(0.56)
Net Assets	$102,866,486	100.00%

86	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS

December 31, 2009

	Shares	Value
Common Stocks (98.41%)
Consumer Discretionary (13.59%)
1-800-FLOWERS.COM Inc. (a)	7,415	$19,650
99 Cents Only Stores (a)	11,978	156,552
AFC Enterprises (a)	6,541	53,375
Ambassadors Group Inc.	4,772	63,420
American Apparel Inc. (a)	8,200	25,420
American Axle & Manufacturing Holdings Inc. (a)	10,819	86,768
American Greetings Corp. Class A	10,100	220,079
American Public Education Inc. (a)	4,555	156,510
America’s Car-Mart Inc. (a)	2,600	68,458
Amerigon Inc. (a)	5,800	46,052
Ameristar Casinos Inc.	6,557	99,863
AnnTaylor Stores Corp. (a)	15,000	204,600
Arbitron Inc.	6,818	159,678
ArvinMeritor Inc. (a)	18,915	211,470
Asbury Automotive Group Inc. (a)	8,252	95,146
Ascent Media Corp. Class A (a)	3,600	91,908
Audiovox Corp. (a)	4,204	29,806
Bally Technologies Inc. (a)	13,808	570,132
Beazer Homes USA Inc. (a)	10,100	48,884
bebe stores inc.	6,100	38,247
Belo Corp. Class A	22,900	124,576
Benihana Inc. Class A (a)	3,200	12,128
Big 5 Sporting Goods Corp.	5,519	94,816
BJ’s Restaurants Inc. (a)	4,849	91,258
Blue Nile Inc. (a)	3,056	193,536
Bluegreen Corp. (a)	4,223	10,220
Blyth Inc.	1,536	51,794
Bob Evans Farms Inc.	7,845	227,113
Books-A-Million Inc.	1,958	13,158
Borders Group Inc. (a)	12,500	14,750
Bridgepoint Education Inc. (a)	3,547	53,276
Brookfield Homes Corp. (a)	2,437	19,496
Brown Shoe Co. Inc.	10,605	104,671
Brunswick Corp.	22,600	287,246
Buckle Inc.	6,549	191,755
Buffalo Wild Wings Inc. (a)	4,596	185,081
Build-A-Bear Workshop Inc. (a)	4,629	22,636
Cabela’s Inc. (a)	10,230	145,880
California Pizza Kitchen Inc. (a)	4,920	66,174
Callaway Golf Co.	16,414	123,762
Capella Education Co. (a)	3,629	273,264
Caribou Coffee Company Inc. (a)	2,000	15,440
Carmike Cinemas Inc. (a)	3,000	22,680
Carrols Restaurant Group Inc. (a)	3,200	22,624
Carter’s Inc. (a)	14,389	377,711
Cato Corp. Class A	7,044	141,303
Cavco Industries Inc. (a)	1,642	58,981
CEC Entertainment Inc. (a)	5,906	188,520
Charming Shoppes Inc. (a)	29,581	191,389
Cheesecake Factory Inc. (a)	15,089	325,772
Cherokee Inc.	1,861	33,163
Children’s Place Retail Stores Inc. (a)	5,456	180,103
China Automotive Systems Inc. (a)	971	18,167
ChinaCast Education Corp. (a)	8,900	67,284
Christopher & Banks Corp.	9,242	70,424

	Shares	Value
Common Stocks (Cont.)
Consumer Discretionary (Cont.)
Churchill Downs Inc.	2,361	$88,183
Cinemark Holdings Inc.	8,200	117,834
Citi Trends Inc. (a)	3,800	104,956
CKE Restaurants Inc.	12,472	105,513
CKX Inc. (a)	14,800	77,996
Coinstar Inc. (a)	7,619	211,656
Coldwater Creek Inc. (a)	14,600	65,116
Collective Brands Inc. (a)	16,130	367,280
Columbia Sportswear Co.	2,948	115,090
Conn’s Inc. (a)	2,686	15,686
Cooper Tire & Rubber Co.	14,850	297,742
Core-Mark Holding Co. Inc. (a)	2,428	80,027
Corinthian Colleges Inc. (a)	20,216	278,374
CPI Corp.	1,400	17,192
Cracker Barrel Old Country Store Inc.	5,782	219,658
Crocs Inc. (a)	21,500	123,625
Crown Media Holdings Inc. (a)	2,762	4,005
CSS Industries Inc.	2,018	39,230
Dana Holding Corp. (a)	35,184	381,395
Deckers Outdoor Corp. (a)	3,253	330,895
Denny’s Corp. (a)	25,053	54,866
Destination Maternity Corp. (a)	1,100	20,900
Dillard’s Inc. Class A	12,872	237,488
DineEquity Inc. (a)	4,475	108,698
Dolan Media Co. (a)	7,800	79,638
Domino’s Pizza Inc. (a)	9,417	78,914
Dorman Products Inc. (a)	2,800	43,848
Dover Downs Gaming & Entertainment Inc.	3,702	13,994
Dress Barn Inc. (a)	13,946	322,153
Drew Industries Inc. (a)	4,619	95,382
drugstore.com Inc. (a)	21,800	67,362
DSW Inc. (a)	2,966	76,760
E.W. Scripps Co Class A (a)	7,390	51,434
Eastman Kodak Co. (a)	67,918	286,614
Einstein Noah Restaurant Group Inc. (a)	1,400	13,762
Ethan Allen Interiors Inc.	6,122	82,157
Exide Technologies (a)	12,900	91,719
FGX International Holdings Ltd. (a)	3,700	72,483
Finish Line Inc. Class A, The	10,906	136,870
Fisher Communications Inc. (a)	1,596	25,935
Fossil Inc. (a)	11,852	397,753
Fred’s Inc. Class A	10,240	104,448
Frisch’s Restaurants Inc.	500	11,925
Fuel Systems Solutions Inc. (a)	3,454	142,443
Fuqi International Inc. (a)	3,066	55,035
Furniture Brands International Inc. (a)	10,564	57,679
Gaiam Inc. (a)	4,100	31,529
Gander Mountain Co. (a)	1,200	6,120
Gaylord Entertainment Co. (a)	10,014	197,776
Genesco Inc. (a)	5,732	157,401
G-III Apparel Group Ltd. (a)	3,171	68,716
Global Sources Ltd. (a)	3,864	24,150
Grand Canyon Education Inc. (a)	4,033	76,667
Great Wolf Resorts Inc. (a)	7,728	18,315

See accompanying notes to financial statements.	87

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2009

	Shares	Value
Common Stocks (Cont.)
Consumer Discretionary (Cont.)
Group 1 Automotive Inc. (a)	6,049	$171,489
Gymboree Corp. (a)	7,265	315,955
Harte-Hanks Inc.	9,600	103,488
Haverty Furniture Companies Inc.	4,535	62,266
Hawk Corp. Class A (a)	1,400	24,654
Helen of Troy Ltd. (a)	7,479	182,936
hhgregg Inc. (a)	3,214	70,804
Hibbett Sports Inc. (a)	7,312	160,791
Hooker Furniture Corp.	2,603	32,199
Hot Topic Inc. (a)	11,292	71,817
Hovnanian Enterprises Inc. (a)	12,924	49,628
HSN Inc. (a)	10,200	205,938
Iconix Brand Group Inc. (a)	18,016	227,902
Interval Leisure Group Inc. (a)	10,100	125,947
iRobot Corp. (a)	5,000	88,000
Isle of Capri Casinos Inc. (a)	4,109	30,735
J. Crew Group Inc. (a)	12,718	569,003
Jack in the Box Inc. (a)	14,329	281,851
Jackson Hewitt Tax Service Inc. (a)	7,692	33,845
JAKKS Pacific Inc. (a)	7,227	87,591
Jo-Ann Stores Inc. (a)	6,769	245,309
Jones Apparel Group Inc.	21,657	347,811
Jos. A. Bank Clothiers Inc. (a)	4,637	195,635
Journal Communications Inc. Class A	10,142	39,452
K12 Inc. (a)	6,073	123,100
Kenneth Cole Productions Inc. (a)	1,721	16,608
Kirkland’s Inc. (a)	3,200	55,584
Knology Inc. (a)	7,500	82,125
Krispy Kreme Doughnuts Inc. (a)	15,006	44,268
K-Swiss Inc. Class A (a)	6,671	66,310
Lakes Entertainment Inc. (a)	4,500	11,295
Landry’s Restaurants Inc. (a)	1,495	31,829
La-Z-Boy Inc. (a)	13,222	126,006
Leapfrog Enterprises Inc. (a)	8,720	34,095
Learning Tree International Inc. (a)	1,739	20,764
Life Time Fitness Inc. (a)	10,178	253,738
Lin TV Corp. (a)	7,165	31,956
Lincoln Educational Services (a)	2,500	54,175
Lithia Motors Inc. Class A (a)	5,439	44,709
Live Nation Inc. (a)	21,400	182,114
Liz Claiborne Inc. (a)	24,300	136,809
LodgeNet Interactive Corp. (a)	4,799	26,538
Luby’s Inc. (a)	4,900	18,032
Lululemon Athletica Inc. (a)	10,250	308,525
Lumber Liquidators Inc. (a)	3,574	95,783
M/I Homes Inc. (a)	4,700	48,833
Mac-Gray Corp. (a)	2,800	28,840
Maidenform Brands Inc. (a)	4,900	81,781
Marcus Corp.	5,037	64,574
Marine Products Corp.	2,692	13,272
Martha Stewart Living Omnimedia Inc. (a)	6,778	33,483
Matthews International Corp.	7,708	273,094
McCormick & Schmick’s Seafood Restaurants Inc. (a)	4,000	27,840
Mediacom Communications Corp. Class A (a)	10,028	44,825

	Shares	Value
Common Stocks (Cont.)
Consumer Discretionary (Cont.)
Men’s Wearhouse Inc., The	13,158	$277,107
Meritage Homes Corp. (a)	8,000	154,640
Midas Inc. (a)	3,584	30,285
Modine Manufacturing Co. (a)	11,820	139,949
Monarch Casino & Resort Inc. (a)	2,466	19,975
Monro Muffler Brake Inc.	4,235	141,618
Morgans Hotel Group Co. (a)	4,986	22,587
Movado Group Inc.	3,939	38,287
Multimedia Games Inc. (a)	7,200	43,272
National CineMedia Inc.	10,800	178,956
National Presto Industries Inc.	1,218	133,042
New York & Co. Inc. (a)	5,919	25,393
NIVS IntelliMedia Technology Group Inc. (a)	2,193	5,658
Nobel Learning Communities Inc. (a)	900	6,831
NutriSystem Inc.	7,600	236,892
O’Charley’s Inc. (a)	4,709	30,844
OfficeMax Inc. (a)	18,900	239,841
Orbitz Worldwide Inc. (a)	9,115	66,904
Orient-Express Hotels Ltd. Class A (a)	19,308	195,783
Outdoor Channel Holdings Inc. (a)	3,500	20,300
Overstock.com Inc. (a)	3,999	54,226
Oxford Industries Inc.	3,247	67,148
Pacific Sunwear of California Inc. (a)	16,502	65,678
Papa John’s International Inc. (a)	5,580	130,349
Peet’s Coffee & Tea Inc. (a)	2,853	95,090
Pep Boys-Manny, Moe & Jack, The	12,527	105,978
Perry Ellis International Inc. (a)	2,240	33,734
PetMed Express Inc.	6,000	105,780
PF Chang’s China Bistro Inc. (a)	5,897	223,555
Pier 1 Imports Inc. (a)	28,211	143,594
Pinnacle Entertainment Inc. (a)	14,548	130,641
Playboy Enterprises Inc. (a)	5,494	17,581
Polaris Industries Inc.	7,730	337,260
Pool Corp.	12,196	232,700
Pre-Paid Legal Services Inc. (a)	1,867	76,696
Primedia Inc.	4,936	17,819
Princeton Review Inc. (a)	3,400	13,804
Quiksilver Inc. (a)	32,600	65,852
Raser Technologies Inc. (a)	16,594	20,577
RC2 Corp. (a)	5,351	78,927
RCN Corp. (a)	9,371	101,675
Reading International Inc. Class A (a)	4,000	16,200
Red Lion Hotels Corp. (a)	3,100	15,314
Red Robin Gourmet Burgers Inc. (a)	4,074	72,925
Regis Corp.	14,375	223,819
Rent-A-Center Inc. (a)	16,654	295,109
Rentrak Corp. (a)	2,500	44,175
Retail Ventures Inc. (a)	6,001	53,349
REX Stores Corp. (a)	1,800	25,308
Ruby Tuesday Inc. (a)	16,711	120,319
Rue21 Inc. (a)	1,577	44,298
Ruth’s Hospitality Group Inc. (a)	5,500	11,495
Ryland Group Inc.	10,889	214,513
Saks Inc. (a)	31,215	204,770
Sally Beauty Holdings Inc. (a)	23,000	175,950

88	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2009

	Shares	Value
Common Stocks (Cont.)
Consumer Discretionary (Cont.)
Scholastic Corp.	5,658	$168,778
Sealy Corp. (a)	12,100	38,236
Shoe Carnival Inc. (a)	2,417	49,476
Shuffle Master Inc. (a)	13,778	113,531
Shutterfly Inc. (a)	5,343	95,159
Sinclair Broadcast Group Inc. Class A (a)	10,255	41,328
Skechers U.S.A. Inc. (a)	8,449	248,485
Skyline Corp.	1,843	33,911
Smith & Wesson Holding Corp. (a)	14,939	61,101
Sonic Automotive Inc. (a)	7,397	76,855
Sonic Corp. (a)	15,046	151,513
Sotheby’s	16,897	379,845
Spartan Motors Inc.	8,300	46,729
Speedway Motorsports Inc.	3,354	59,097
Sport Supply Group Inc.	2,200	27,698
Stage Stores Inc.	9,707	119,979
Stamps.com Inc. (a)	3,028	27,252
Standard Motor Products Inc. (a)	5,000	42,600
Standard Pacific Corp. (a)	25,100	93,874
Stanley Furniture Company Inc. (a)	2,500	25,375
Steak n Shake Co., The (a)	311	100,801
Stein Mart Inc. (a)	6,523	69,535
Steiner Leisure Ltd. (a)	3,652	145,204
Steinway Musical Instruments Inc. (a)	1,199	19,076
Steven Madden Ltd. (a)	4,012	165,455
Stewart Enterprises Inc.	20,554	105,853
Stoneridge Inc. (a)	3,900	35,139
Sturm, Ruger & Company Inc.	4,900	47,530
Superior Industries International Inc.	5,941	90,897
Syms Corp. (a)	1,500	10,845
Systemax Inc.	2,500	39,275
Talbots Inc. (a)	6,499	57,906
Tempur-Pedic International Inc. (a)	18,963	448,096
Tenneco Inc. (a)	14,713	260,861
Texas Roadhouse Inc. Class A (a)	12,804	143,789
Ticketmaster Entertainment Inc. (a)	9,600	117,312
Timberland Co. (a)	10,923	195,849
Town Sports International Holdings Inc. (a)	5,500	12,815
Tractor Supply Co. (a)	9,081	480,930
True Religion Apparel Inc. (a)	6,500	120,185
Tuesday Morning Corp. (a)	7,389	19,064
Tupperware Brands Corp.	15,884	739,718
Ulta Salon Cosmetics & Fragrance Inc. (a)	7,000	127,120
Under Armour Inc. Class A (a)	8,200	223,614
Unifi Inc. (a)	10,500	40,740
UniFirst Corp.	3,575	171,993
Universal Electronics Inc. (a)	3,412	79,227
Universal Technical Institute Inc. (a)	5,081	102,636
Universal Travel Group (a)	2,600	26,364
US Auto Parts Network Inc. (a)	2,300	11,960
Vail Resorts Inc. (a)	7,426	280,703
Valassis Communications Inc. (a)	12,290	224,415
Value Line Inc.	434	10,898
Vitacost.com Inc. (a)	2,458	25,612

	Shares	Value
Common Stocks (Cont.)
Consumer Discretionary (Cont.)
Vitamin Shoppe Inc. (a)	2,123	$47,216
Volcom Inc. (a)	4,800	80,352
Warnaco Group Inc. (a)	11,612	489,910
West Marine Inc. (a)	3,400	27,404
Wet Seal Inc. Class A (a)	24,124	83,228
Weyco Group Inc.	1,700	40,188
Winnebago Industries Inc. (a)	7,419	90,512
Wolverine World Wide Inc.	12,415	337,936
Wonder Auto Technology Inc. (a)	4,500	52,920
World Wrestling Entertainment Inc.	5,495	84,238
Youbet.com Inc. (a)	8,200	23,534
Zale Corp. (a)	5,784	15,733
Zumiez Inc. (a)	5,166	65,712
		32,660,001
Consumer Staples (3.41%)
AgFeed Industries Inc. (a)	7,300	36,500
Alico Inc.	885	25,187
Alliance One International Inc. (a)	22,844	111,479
American Dairy Inc. (a)	2,574	55,804
American Italian Pasta Co. Class A (a)	5,100	177,429
American Oriental Bioengineering Inc. (a)	15,700	73,005
Andersons Inc., The	4,540	117,223
Arden Group Inc. Class A	300	28,686
B&G Foods Inc. Class A	6,900	63,342
Bare Escentuals Inc. (a)	17,000	207,910
Boston Beer Co. Inc. (a)	2,280	106,248
Calavo Growers Inc.	2,800	47,600
Cal-Maine Foods Inc.	3,500	119,280
Casey’s General Stores Inc.	12,885	411,289
Central Garden & Pet Co. (a)	15,573	154,796
Chattem Inc. (a)	4,943	461,182
China Sky One Medical Inc. (a)	2,800	63,700
China-Biotics Inc. (a)	2,500	38,675
Chiquita Brands International Inc. (a)	11,405	205,746
Coca-Cola Bottling Co. Consolidated	1,055	56,991
Darling International Inc. (a)	21,125	177,027
Diamond Foods Inc.	4,200	149,268
Diedrich Coffee Inc. (a)	800	27,880
Dole Food Company Inc. (a)	8,668	107,570
Elizabeth Arden Inc. (a)	6,203	89,571
Farmer Brothers Co.	1,831	36,144
Female Health Co. (a)	3,800	17,974
Fresh Del Monte Produce Inc. (a)	10,100	223,210
Great Atlantic & Pacific Tea Company Inc., The (a)	8,488	100,073
Griffin Land & Nurseries Inc.	800	23,304
Hain Celestial Group Inc. (a)	10,423	177,295
Harbinger Group Inc. (a)	2,727	19,144
Heckmann Corp. (a)	22,200	110,778
HQ Sustainable Maritime Industries Inc. (a)	2,400	16,896
Imperial Sugar Co.	3,100	54,064
Ingles Markets Inc.	3,305	50,005
Inter Parfums Inc.	3,816	46,441

See accompanying notes to financial statements.	89

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2009

	Shares	Value
Common Stocks (Cont.)
Consumer Staples (Cont.)
J&J Snack Foods Corp.	3,642	$145,534
Lancaster Colony Corp.	4,914	244,226
Lance Inc.	7,058	185,625
Lifeway Foods Inc. (a)	1,100	13,068
Mannatech Inc.	3,387	10,567
Medifast Inc. (a)	3,231	98,804
Nash Finch Co.	3,312	122,842
National Beverage Corp. (a)	2,580	35,759
Nu Skin Enterprises Inc.	12,162	326,793
Nutraceutical International Corp. (a)	2,700	33,399
Oil-Dri Corporation of America	1,200	18,600
Omega Protein Corp. (a)	4,121	17,967
Orchids Paper Products Co. (a)	1,400	28,028
Overhill Farms Inc. (a)	4,400	21,384
Pantry Inc., The (a)	5,739	77,993
Prestige Brands Holdings Inc. (a)	8,748	68,759
PriceSmart Inc.	4,100	83,804
Revlon Inc. Class A (a)	5,000	85,050
Ruddick Corp.	10,590	272,481
Sanderson Farms Inc.	5,151	217,166
Schiff Nutrition International Inc.	2,600	20,332
Seneca Foods Corp. Class A (a)	2,401	57,312
Smart Balance Inc. (a)	16,000	96,000
Spartan Stores Inc.	5,652	80,767
Star Scientific Inc. (a)	17,100	11,970
Susser Holdings Corp. (a)	1,900	16,321
Synutra International Inc. (a)	4,500	60,795
Tootsie Roll Industries Inc.	6,157	168,579
TreeHouse Foods Inc. (a)	7,967	309,598
United Natural Foods Inc. (a)	10,859	290,370
Universal Corp.	6,205	283,010
USANA Health Sciences Inc. (a)	1,574	50,211
Vector Group Ltd.	9,805	137,270
Village Super Market Inc. Class A	1,528	41,745
WD-40 Co.	4,162	134,682
Weis Markets Inc.	2,796	101,663
Winn-Dixie Stores Inc. (a)	14,000	140,560
Zhongpin Inc. (a)	5,800	90,538
		8,188,288
Energy (5.08%)
Allis-Chalmers Energy Inc. (a)	15,100	56,927
Alon USA Energy Inc.	2,100	14,364
Apco Oil and Gas International Inc.	2,300	50,830
Approach Resources Inc. (a)	2,879	22,226
Arena Resources Inc. (a)	9,640	415,773
Atlas Energy Inc.	17,113	516,299
ATP Oil & Gas Corp. (a)	9,834	179,766
Basic Energy Services Inc. (a)	5,800	51,620
Berry Petroleum Co.	10,801	314,849
Bill Barrett Corp. (a)	9,674	300,958
Bolt Technology Corp. (a)	2,400	26,448
Boots & Coots Inc. (a)	21,300	35,145
BPZ Resources Inc. (a)	23,800	226,100
Brigham Exploration Co. (a)	24,720	334,956
Bristow Group Inc. (a)	8,923	343,089

	Shares	Value
Common Stocks (Cont.)
Energy (Cont.)
Bronco Drilling Co. Inc. (a)	6,100	$30,927
Cal Dive International Inc. (a)	11,414	86,290
CARBO Ceramics Inc.	4,831	329,329
Carrizo Oil & Gas Inc. (a)	7,155	189,536
Cheniere Energy Inc. (a)	14,900	36,058
Clayton Williams Energy Inc. (a)	1,449	50,773
Clean Energy Fuels Corp. (a)	8,955	137,997
Cloud Peak Energy Inc. (a)	7,487	109,011
Complete Production Services Inc. (a)	14,900	193,700
Contango Oil & Gas Co. (a)	3,100	145,731
CREDO Petroleum Corp. (a)	2,030	18,879
Crosstex Energy Inc.	10,319	62,430
Cubic Energy Inc. (a)	6,000	8,940
CVR Energy Inc. (a)	5,903	40,495
Dawson Geophysical Co. (a)	2,000	46,220
Delek US Holdings Inc.	3,000	20,430
Delta Petroleum Corp. (a)	45,727	47,556
DHT Maritime Inc.	12,700	46,736
Dril-Quip Inc. (a)	7,349	415,072
Endeavour International Corp. (a)	29,200	31,536
ENGlobal Corp. (a)	5,100	15,963
Evergreen Energy Inc. (a)	33,253	11,406
FX Energy Inc. (a)	10,900	31,065
General Maritime Corp.	12,542	87,669
Geokinetics Inc. (a)	1,600	15,392
GeoResources Inc. (a)	1,900	25,954
Global Industries Ltd. (a)	25,094	178,920
GMX Resources Inc. (a)	7,755	106,554
Golar LNG Ltd. (a)	8,100	103,842
Goodrich Petroleum Corp. (a)	6,253	152,261
Gran Tierra Energy Inc. (a)	50,600	289,938
Green Plains Renewable Energy Inc. (a)	2,600	38,662
Gulf Island Fabrication Inc.	2,982	62,711
GulfMark Offshore Inc. (a)	5,699	161,339
Gulfport Energy Corp. (a)	6,700	76,715
Harvest Natural Resources Inc. (a)	8,432	44,605
Hercules Offshore Inc. (a)	28,957	138,414
Hornbeck Offshore Services Inc. (a)	5,834	135,815
International Coal Group Inc. (a)	23,500	90,710
ION Geophysical Corp. (a)	26,474	156,726
Isramco Inc. (a)	272	19,448
James River Coal Co. (a)	7,100	131,563
Key Energy Services Inc. (a)	31,005	272,534
Knightsbridge Tankers Ltd.	4,227	56,050
Lufkin Industries Inc.	3,782	276,842
Matrix Service Co. (a)	6,700	71,355
McMoRan Exploration Co. (a)	19,548	156,775
Natural Gas Services Group (a)	3,100	58,435
Newpark Resources Inc. (a)	22,457	94,993
Nordic American Tanker Shipping Ltd.	10,500	315,000
Northern Oil and Gas Inc. (a)	8,600	101,824
Oilsands Quest Inc. (a)	55,181	63,458
OYO Geospace Corp. (a)	1,100	47,179
Panhandle Oil & Gas Inc.	1,763	45,662
Parker Drilling Co. (a)	29,721	147,119

90	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2009

	Shares	Value
Common Stocks (Cont.)
Energy (Cont.)
Patriot Coal Corp. (a)	18,610	$287,711
Penn Virginia Corp.	11,634	247,688
Petroleum Development Corp. (a)	4,711	85,787
Petroquest Energy Inc. (a)	12,765	78,249
PHI Inc. (a)	3,400	70,380
Pioneer Drilling Co. (a)	10,982	86,758
PrimeEnergy Corp. (a)	100	3,639
Rex Energy Corp. (a)	6,000	72,000
Rosetta Resources Inc. (a)	13,317	265,408
RPC Inc.	7,249	75,390
Ship Finance International Ltd.	11,100	151,293
Stone Energy Corp. (a)	10,474	189,056
SulphCo Inc. (a)	16,521	11,069
Superior Well Services Inc. (a)	4,400	62,744
Swift Energy Co. (a)	9,420	225,703
Syntroleum Corp. (a)	15,148	40,294
T-3 Energy Services Inc. (a)	3,030	77,265
Teekay Tankers Ltd. Class A	2,700	23,031
TETRA Technologies Inc. (a)	19,300	213,844
TGC Industries Inc. (a)	3,400	13,294
Toreador Resources Corp. (a)	5,390	53,361
Union Drilling Inc. (a)	2,800	17,500
Uranerz Energy Corp. (a)	11,000	14,300
Uranium Energy Corp. (a)	14,400	54,432
USEC Inc. (a)	28,891	111,230
VAALCO Energy Inc. (a)	14,900	67,795
Vantage Drilling Co. (a)	16,736	26,945
Venoco Inc. (a)	4,679	61,014
W&T Offshore Inc.	8,600	100,620
Warren Resources Inc. (a)	19,046	46,663
Western Refining Inc. (a)	10,081	47,481
Westmoreland Coal Co. (a)	2,300	20,493
Willbros Group Inc. (a)	10,100	170,387
World Fuel Services Corp.	15,056	403,350
Zion Oil & Gas Inc. (a)	3,457	24,717
		12,220,785
Financials (19.92%)
1st Source Corp.	3,827	61,576
Abington Bancorp Inc.	5,420	37,344
Acadia Realty Trust	10,190	171,905
Advance America Cash Advance Centers Inc.	12,001	66,726
Agree Realty Corp.	1,720	40,059
Alexander’s Inc. (a)	519	157,994
Alliance Financial Corp.	1,100	29,865
Allied Capital Corp. (a)	45,900	165,699
Ambac Financial Group Inc. (a)	72,189	59,917
American Campus Communities Inc.	13,204	371,032
American Capital Agency Corp.	4,002	106,213
American Capital Ltd. (a)	71,800	175,192
American Equity Investment Life Holding Co.	14,642	108,936
American National Bankshares Inc.	1,624	35,566
American Physicians Capital Inc.	2,090	63,369

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
American Physicians Service Group Inc.	1,716	$39,588
American Realty Investors Inc. (a)	873	10,694
American Safety Insurance Holdings Ltd. (a)	2,076	29,998
Ameris Bancorp	3,279	23,478
Amerisafe Inc. (a)	4,800	86,256
Ames National Corp.	1,600	33,776
AmTrust Financial Services Inc.	5,800	68,556
Anworth Mortgage Asset Corp.	29,043	203,301
Apollo Commercial Real Estate Finance Inc. (a)	2,539	45,677
Apollo Investment Corp.	41,304	393,627
Ares Capital Corp.	27,301	339,897
Argo Group International Holdings Ltd. (a)	7,769	226,389
Arrow Financial Corp.	2,369	59,225
Artio Global Investors Inc. (a)	6,855	174,734
Ashford Hospitality Trust Inc. (a)	12,519	58,088
Asset Acceptance Capital Corp. (a)	3,799	25,757
Associated Estates Realty Corp.	3,800	42,826
Assured Guaranty Ltd.	30,834	670,948
Astoria Financial Corp.	21,100	262,273
Auburn National Bancorporation Inc.	608	11,972
Avatar Holdings Inc. (a)	1,648	28,032
Baldwin & Lyons Inc.	2,011	49,491
BancFirst Corp.	1,648	61,042
Banco Latinoamericano de Exportaciones SA	7,000	97,300
Bancorp Inc. (a)	4,972	34,108
Bancorp Rhode Island Inc.	991	25,449
Bank Mutual Corp.	11,919	82,479
Bank of Kentucky Financial Corp.	893	16,771
Bank of Marin Bancorp	1,400	45,584
Bank of the Ozarks Inc.	3,318	97,118
BankFinancial Corp.	5,403	53,490
Banner Corp.	4,323	11,586
Bar Harbor Bankshares	700	19,215
Beneficial Mutual Bancorp Inc. (a)	8,145	80,147
Berkshire Hills Bancorp Inc.	3,476	71,884
BGC Partners Inc. Class A	11,901	54,983
BioMed Realty Trust Inc.	24,779	391,013
BlackRock Kelso Capital Corp.	3,200	27,264
Boston Private Financial Holdings Inc.	17,251	99,538
Bridge Bancorp Inc.	1,685	40,507
Broadpoint Gleacher Securities Inc. (a)	13,108	58,462
Brookline Bancorp Inc.	15,081	149,453
Brooklyn Federal Bancorp Inc.	970	9,739
Bryn Mawr Bank Corp.	1,700	25,653
Calamos Asset Management Inc. Class A	5,151	59,391
California First National Bancorp	300	3,918
Camden National Corp.	2,000	65,400
Cape Bancorp Inc. (a)	2,800	18,816
Capital City Bank Group Inc.	2,998	41,492

See accompanying notes to financial statements.	91

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2009

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
Capital Southwest Corp.	757	$59,652
CapLease Inc.	12,256	53,681
Capstead Mortgage Corp.	17,600	240,240
Cardinal Financial Corp.	6,967	60,892
Cardtronics Inc. (a)	3,400	37,638
Care Investment Trust Inc.	2,900	22,562
Cash America International Inc.	7,580	264,997
Cathay General Bancorp	15,099	113,997
CBL & Associates Properties Inc.	34,860	337,096
Cedar Shopping Centers Inc.	9,975	67,830
Center Bancorp Inc.	2,600	23,192
Centerstate Banks of Florida Inc.	4,624	46,656
Central Pacific Financial Corp. (a)	7,800	10,218
Century Bancorp Inc. Class A	1,009	22,228
Chemical Financial Corp.	5,456	128,652
Cheviot Financial Corp.	500	3,695
Chicopee Bancorp Inc. (a)	1,500	18,720
China Housing & Land Development Inc. (a)	6,700	27,671
Citizens & Northern Corp.	3,100	29,574
Citizens Holding Co.	1,000	22,390
Citizens Inc. (a)	8,400	54,852
Citizens Republic Bancorp Inc. (a)	99,642	68,753
City Holding Co.	4,068	131,518
Clifton Savings Bancorp Inc.	2,225	20,848
CNA Surety Corp. (a)	4,249	63,268
CNB Financial Corp.	2,100	33,579
CoBiz Financial Inc.	7,274	34,551
Cogdell Spencer Inc.	8,180	46,299
Cohen & Steers Inc.	4,434	101,273
Colonial Properties Trust	16,745	196,419
Colony Financial Inc.	3,659	74,534
Columbia Banking Systems Inc.	7,097	114,829
Community Bank System Inc.	8,336	160,968
Community Trust Bancorp Inc.	3,887	95,037
Compass Diversified Holdings	6,200	79,112
CompuCredit Holdings Corp.	3,802	12,661
Conseco Inc. (a)	49,500	247,500
Consolidated-Tomoka Land Co.	1,342	46,889
Cousins Properties Inc.	18,573	141,712
Cowen Group Inc. Class A (a)	3,700	21,904
Crawford & Co. Class B (a)	5,676	22,363
Credit Acceptance Corp. (a)	1,524	64,160
CreXus Investment Corp. (a)	3,399	47,450
CVB Financial Corp.	21,763	188,032
Cypress Sharpridge Investments Inc.	4,164	56,256
Danvers Bancorp Inc.	5,714	74,225
DCT Industrial Trust Inc.	51,557	258,816
Delphi Financial Group Inc. Class A	11,733	262,467
Developers Diversified Realty Corp.	40,314	373,308
Diamond Hill Investment Group	600	38,538
DiamondRock Hospitality Co.	28,855	244,402
Dime Community Bancshares	6,569	76,989
Dollar Financial Corp. (a)	6,200	146,692
Donegal Group Inc.	2,869	44,584
Doral Financial Corp. (a)	1,475	5,354

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
Duff & Phelps Corp. Class A	4,100	$74,866
DuPont Fabros Technology Inc.	6,740	121,253
Dynex Capital Inc.	2,602	22,715
E*TRADE Financial Corp. (a)	395,519	692,158
Eagle Bancorp Inc. (a)	3,746	39,221
East West Bancorp Inc.	22,900	361,820
Eastern Insurance Holdings Inc.	1,900	16,378
EastGroup Properties Inc.	6,267	239,901
Education Realty Trust Inc.	14,525	70,301
eHealth Inc. (a)	5,700	93,651
EMC Insurance Group Inc.	981	21,101
Employers Holdings Inc.	10,700	164,138
Encore Capital Group Inc. (a)	3,400	59,160
Enstar Group Ltd. (a)	1,700	124,134
Enterprise Bancorp Inc.	1,200	13,140
Enterprise Financial Services Corp.	2,776	21,403
Entertainment Properties Trust	10,621	374,603
Epoch Holding Corp.	3,100	32,395
Equity Lifestyle Properties Inc.	6,370	321,494
Equity One Inc.	8,381	135,521
ESB Financial Corp.	2,200	29,084
ESSA Bancorp Inc.	3,700	43,290
Evercore Partners Inc. Class A	3,600	109,440
Extra Space Storage Inc.	22,159	255,936
EZCORP Inc. (a)	11,600	199,636
Farmers Capital Bank Corp.	1,600	16,352
FBL Financial Group Inc.	3,298	61,079
FBR Capital Markets Corp. (a)	4,400	27,192
FelCor Lodging Trust Inc. (a)	16,093	57,935
Fifth Street Finance Corp.	8,100	86,994
Financial Federal Corp.	6,555	180,262
Financial Institutions Inc.	2,700	31,806
First Acceptance Corp. (a)	4,862	9,481
First Bancorp (North Carolina)	3,703	51,731
First BanCorp (Puerto Rico)	20,519	47,194
First Bancorp Inc.	2,362	36,422
First Busey Corp.	11,579	45,042
First California Financial Group Inc. (a)	1,300	3,562
First Cash Financial Services Inc. (a)	5,914	131,232
First Commonwealth Financial Corp.	21,838	101,547
First Community Bancshares Inc.	3,523	42,452
First Defiance Financial Corp.	2,185	24,669
First Financial Bancorp	13,101	190,751
First Financial Bankshares Inc.	5,168	280,261
First Financial Corp. Indiana	2,999	91,529
First Financial Holdings Inc.	3,808	49,466
First Financial Northwest Inc.	4,985	32,652
First Financial Service Corp.	1,248	11,307
First Industrial Realty Trust Inc. (a)	12,776	66,818
First Marblehead Corp. (a)	15,400	32,802
First Merchants Corp.	5,406	32,112
First Mercury Financial Corp.	3,630	49,767
First Midwest Bancorp Inc.	13,840	150,718
First of Long Island Corp., The	1,300	32,825
First Potomac Realty Trust	7,789	97,908
First South Bancorp Inc.	1,963	20,219

92	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2009

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
FirstMerit Corp.	20,933	$421,591
Flagstar Bancorp Inc. (a)	16,892	10,135
Flagstar Bancorp Inc. Rights (a) (b)	25,338	0
Flagstone Reinsurance Holdings Ltd.	9,900	108,306
Flushing Financial Corp.	7,597	85,542
FNB Corp. (PA)	27,856	189,142
Forestar Group Inc. (a)	9,200	202,216
Fox Chase Bancorp Inc. (a)	1,200	11,424
FPIC Insurance Group Inc. (a)	1,786	68,975
Franklin Street Properties Corp.	16,845	246,105
GAMCO Investors Inc.	1,825	88,129
German American Bancorp Inc.	2,700	43,875
Getty Realty Corp.	4,494	105,744
GFI Group Inc.	16,656	76,118
Glacier Bancorp Inc.	15,744	216,008
Gladstone Capital Corp.	5,050	38,885
Gladstone Commercial Corp.	2,100	28,161
Gladstone Investment Corp.	5,110	23,302
Glimcher Realty Trust	15,599	42,117
Government Properties Income Trust	2,901	66,665
Gramercy Capital Corp. (a)	11,763	30,466
Great Southern Bancorp Inc.	2,467	52,695
Greenlight Capital Re Ltd. Class A (a)	7,103	167,418
Guaranty Bancorp (a)	13,500	17,820
Hallmark Financial Services Inc. (a)	2,200	17,512
Hampton Roads Bankshares Inc.	5,100	8,823
Hancock Holding Co.	7,140	312,661
Harleysville Group Inc.	3,354	106,624
Harleysville National Corp.	10,892	70,144
Harris & Harris Group Inc. (a)	6,600	30,162
Hatteras Financial Corp.	9,132	255,331
Healthcare Realty Trust Inc.	14,973	321,321
Heartland Financial USA Inc.	3,243	46,537
Hercules Technology Growth Capital Inc.	9,048	94,009
Heritage Financial Corp.	1,300	17,914
Heritage Financial Group	300	2,175
Hersha Hospitality Trust	10,925	34,304
Highwoods Properties Inc.	17,688	589,895
Hilltop Holdings Inc. (a)	10,188	118,588
Home Bancorp Inc. (a)	2,300	28,037
Home Bancshares Inc.	4,417	106,317
Home Federal Bancorp Inc.	4,100	54,571
Home Properties Inc.	8,351	398,426
Horace Mann Educators Corp.	10,002	125,025
IBERIABANK Corp.	5,246	282,287
Independence Holding Co.	1,500	8,700
Independent Bank Corp. (MA)	5,310	110,926
Infinity Property & Casualty Corp.	3,486	141,671
Inland Real Estate Corp.	18,017	146,839
International Assets Holding Corp. (a)	2,927	42,559
International Bancshares Corp.	12,850	243,250
Invesco Mortgage Capital	2,224	50,618
Investors Bancorp Inc. (a)	12,029	131,597
Investors Real Estate Trust	18,434	165,906
iStar Financial Inc. (a)	25,400	65,024

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
JMP Group Inc.	3,514	$34,156
Kansas City Life Insurance Co.	1,057	31,446
Kayne Anderson Energy Development Co.	2,600	37,830
KBW Inc. (a)	8,933	244,407
Kearny Financial Corp.	4,406	44,412
Kentucky First Federal Bancorp	977	10,747
K-Fed Bancorp	800	7,032
Kilroy Realty Corp.	10,900	334,303
Kite Realty Group Trust	11,894	48,409
Knight Capital Group Inc. Class A (a)	23,554	362,732
Kohlberg Capital Corp.	5,000	22,800
LaBranche & Co. Inc. (a)	14,199	40,325
Lakeland Bancorp Inc.	5,117	32,698
Lakeland Financial Corp.	3,932	67,827
LaSalle Hotel Properties	16,065	341,060
Legacy Bancorp Inc.	1,700	16,762
Lexington Realty Trust	25,155	152,942
Life Partners Holdings Inc.	1,825	38,672
LTC Properties Inc.	5,927	158,547
Maiden Holdings Ltd.	12,700	92,964
Main Street Capital Corp.	1,800	29,016
MainSource Financial Group Inc.	5,161	24,670
MarketAxess Holdings Inc.	7,851	109,129
Max Capital Group Ltd.	11,721	261,378
MB Financial Inc.	12,667	249,793
MCG Capital Corp. (a)	16,758	72,395
Meadowbrook Insurance Group Inc.	14,562	107,759
Medallion Financial Corp.	3,600	29,412
Medical Properties Trust Inc.	20,500	205,000
Mercer Insurance Group Inc.	1,567	28,472
Merchants Bancshares Inc.	1,308	29,613
Meridian Interstate Bancorp Inc. (a)	2,726	23,689
Metro Bancorp Inc. (a)	2,200	27,654
MF Global Ltd. (a)	24,800	172,360
MFA Financial Inc.	70,052	514,882
MGIC Investment Corp. (a)	31,612	182,717
Mid-America Apartment Communities Inc.	7,004	338,153
MidSouth Bancorp Inc.	1,100	15,290
Mission West Properties Inc.	4,185	30,090
Monmouth Real Estate Investment Corp. Class A	6,000	44,640
Montpelier Re Holdings Ltd.	21,887	379,083
MVC Capital Inc.	5,254	61,997
Nara Bancorp Inc. (a)	8,084	91,673
NASB Financial Inc.	946	22,032
National Bankshares Inc.	1,700	48,093
National Financial Partners Corp. (a)	10,563	85,455
National Health Investors Inc.	6,601	244,171
National Interstate Corp.	1,513	25,660
National Penn Bancshares Inc.	31,886	184,620
National Retail Properties Inc.	20,225	429,174
National Western Life Insurance Co.	575	99,832
Navigators Group Inc. (a)	3,188	150,187
NBT Bancorp Inc.	8,766	178,563
Nelnet Inc. Class A	4,900	84,427

See accompanying notes to financial statements.	93

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2009

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
NewAlliance Bancshares Inc.	26,981	$324,042
NewStar Financial Inc. (a)	6,732	26,389
NGP Capital Resources Co.	5,276	42,894
Northeast Community Bancorp Inc.	1,300	8,541
Northfield Bancorp Inc.	5,132	69,385
Northrim BanCorp Inc.	1,500	25,320
NorthStar Realty Finance Corp.	15,203	52,146
Northwest Bancshares Inc.	9,758	110,461
Norwood Financial Corp.	555	15,867
NYMAGIC Inc.	1,317	21,849
OceanFirst Financial Corp.	3,100	35,030
Ocwen Financial Corp. (a)	14,463	138,411
Ohio Valley Banc Corp.	1,071	23,594
Old National Bancorp	21,995	273,398
Old Point Financial Corp.	400	6,220
Old Second Bancorp Inc.	2,704	18,631
Omega Healthcare Investors Inc.	20,809	404,735
Oppenheimer Holdings Inc. Class A	2,380	79,064
optionsXpress Holdings Inc.	10,572	163,337
Oriental Financial Group Inc.	6,168	66,614
Oritani Financial Corp.	2,500	34,325
Orrstown Financial Services Inc.	1,300	45,344
Pacific Capital Bancorp	11,963	11,484
Pacific Continental Corp.	4,600	52,624
PacWest Bancorp	6,791	136,839
Park National Corp.	2,770	163,098
Parkway Properties Inc.	5,445	113,365
Peapack-Gladstone Financial Corp.	2,100	26,628
PennantPark Investment Corp.	6,400	57,088
Penns Woods Bancorp Inc.	1,057	34,289
Pennsylvania Real Estate Investment Trust	9,750	82,485
Pennymac Mortgage Investment Trust (a)	3,713	63,789
Penson Worldwide Inc. (a)	5,000	45,300
Peoples Bancorp Inc.	2,610	25,265
Peoples Financial Corp.	1,107	22,494
PHH Corp. (a)	13,769	221,819
Phoenix Companies Inc. (a)	28,603	79,516
PICO Holdings Inc. (a)	5,707	186,790
Pinnacle Financial Partners Inc. (a)	8,414	119,647
Piper Jaffray Co. (a)	5,033	254,720
Platinum Underwriters Holdings Ltd.	12,971	496,660
PMA Capital Corp. (a)	8,263	52,057
PMI Group Inc. (a)	18,096	45,602
Porter Bancorp Inc.	630	9,475
Portfolio Recovery Associates Inc. (a)	3,871	173,730
Post Properties Inc.	12,234	239,786
Potlatch Corp.	10,065	320,872
PremierWest Bancorp	5,235	7,434
Presidential Life Corp.	5,157	47,187
Primus Guaranty Ltd. (a)	4,204	12,822
PrivateBancorp Inc.	13,104	117,543
ProAssurance Corp. (a)	8,399	451,110
Prospect Capital Corp.	15,976	188,677
Prosperity Bancshares Inc.	11,652	471,556
Provident Financial Services Inc.	15,018	159,942

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
Provident New York Bancorp	9,070	$76,551
Prudential Bancorp Inc. of Pennsylvania	800	7,616
PS Business Parks Inc.	4,382	219,319
Pzena Investment Management Inc. Class A (a)	2,000	16,280
QC Holdings Inc.	700	3,367
Radian Group Inc.	20,800	152,048
RAIT Financial Trust (a)	15,664	20,520
Ramco-Gershenson Properties Trust	6,555	62,535
Redwood Trust Inc.	19,654	284,197
Renasant Corp.	5,416	73,658
Republic Bancorp Inc. (Kentucky)	2,319	47,771
Republic First Bancorp Inc. (a)	1,600	6,832
Resource America Inc. Class A	3,210	12,968
Resource Capital Corp.	5,800	28,536
Rewards Network Inc.	1,533	19,377
Riskmetrics Group Inc. (a)	5,692	90,560
RLI Corp.	4,738	252,298
Rockville Financial Inc.	1,957	20,549
Roma Financial Corp.	2,006	24,794
S&T Bancorp Inc.	5,862	99,713
Safeguard Scientifics Inc. (a)	5,216	53,777
Safety Insurance Group Inc.	3,364	121,878
Sanders Morris Harris Group Inc.	4,975	27,362
Sandy Spring Bancorp Inc.	4,194	37,285
Santander BanCorp (a)	1,115	13,692
Saul Centers Inc.	1,648	53,988
SCBT Financial Corp.	3,213	88,968
Seabright Insurance Holdings (a)	5,500	63,195
Selective Insurance Group Inc.	13,311	218,966
Shore Bancshares Inc.	2,100	30,366
Sierra Bancorp	1,800	13,734
Signature Bank (a)	10,345	330,007
Simmons First National Corp.	4,216	117,205
Smithtown Bancorp Inc.	3,633	21,616
South Financial Group Inc.	60,090	38,740
Southside Bancshares Inc.	3,299	64,726
Southwest Bancorp Inc.	3,755	26,060
Sovran Self Storage Inc.	6,944	248,109
Starwood Property Trust Inc.	11,827	223,412
State Auto Financial Corp.	3,558	65,823
State Bancorp Inc.	3,600	25,596
StellarOne Corp.	5,700	56,772
Sterling Bancorp NY	4,608	32,901
Sterling Bancshares Inc. TX	21,093	108,207
Sterling Financial Corp. WA (a)	13,436	8,330
Stewart Information Services Corp.	4,491	50,658
Stifel Financial Corp. (a)	7,582	449,158
Strategic Hotels & Resorts Inc. (a)	20,593	38,303
Suffolk Bancorp	2,423	71,963
Sun Bancorp Inc. (New Jersey) (a)	3,745	14,044
Sun Communities Inc.	4,268	84,293
Sunstone Hotel Investors Inc. (a)	24,795	220,180
Susquehanna Bancshares Inc.	21,593	127,183
SVB Financial Group (a)	10,360	431,908
SWS Group Inc.	6,997	84,664

94	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2009

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
SY Bancorp Inc.	2,867	$61,210
Tanger Factory Outlet Centers Inc.	10,043	391,577
Tejon Ranch Co. (a)	2,783	81,319
Territorial Bancorp Inc. (a)	3,085	55,684
Teton Advisors Inc. Class A	31	496
Texas Capital Bancshares Inc. (a)	9,080	126,757
Thomas Weisel Partners Group Inc. (a)	5,300	20,034
TICC Capital Corp.	7,300	44,165
Tompkins Financial Corp.	2,133	86,387
Tower Bancorp Inc.	1,300	29,705
Tower Group Inc.	11,034	258,306
TowneBank	5,300	61,904
TradeStation Group Inc. (a)	8,502	67,081
Transcontinental Realty Investors Inc. (a)	200	2,382
Tree.com Inc. (a)	1,800	16,470
Triangle Capital Corp.	2,357	28,496
Trico Bancshares	3,592	59,807
Trustco Bank Corp. NY	19,277	121,445
Trustmark Corp.	16,301	367,425
U.S. Global Investors Inc. Class A	3,072	37,816
UMB Financial Corp.	8,035	316,177
UMH Properties Inc.	2,000	16,960
Umpqua Holdings Corp.	21,969	294,604
Union Bankshares Corp.	4,363	54,058
United America Indemnity Ltd. Class A (a)	9,437	74,741
United Bankshares Inc.	9,605	191,812
United Community Banks Inc. (a)	20,729	70,271
United Financial Bancorp Inc.	4,093	53,659
United Fire & Casualty Co.	5,692	103,765
United Security Bancshares Inc.	1,615	27,681
Universal Health Realty Income Trust	2,805	89,844
Universal Insurance Holdings Inc.	2,200	12,914
Univest Corp. of Pennsylvania	4,199	73,608
Urstadt Biddle Properties Inc.	5,104	77,938
U-Store-It Trust	20,110	147,205
ViewPoint Financial Group	2,700	38,907
Virtus Investment Partners Inc. (a)	1,430	22,737
Walter Investment Management Corp.	5,816	83,343
Washington Banking Co.	3,610	43,103
Washington Real Estate Investment Trust	14,790	407,465
Washington Trust Bancorp Inc.	3,556	55,402
Waterstone Financial Inc. (a)	1,388	2,845
Webster Financial Corp.	17,241	204,651
WesBanco Inc.	5,787	71,412
West Bancorporation	3,700	18,241
Westamerica Bancorporation	7,292	403,758
Western Alliance Bancorp (a)	11,700	44,226
Westfield Financial Inc.	7,760	64,020
Westwood Holdings Group Inc.	1,371	49,822
Wilber Corp.	1,300	9,360
Wilshire Bancorp Inc.	4,918	40,278
Winthrop Realty Trust	2,960	32,146

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
Wintrust Financial Corp.	6,008	$184,986
World Acceptance Corp. (a)	4,181	149,805
WSFS Financial Corp.	1,935	49,594
Yadkin Valley Financial Corp.	4,000	14,640
Zenith National Insurance Corp.	9,409	280,200

		47,874,561

Health Care (14.10%)
Abaxis Inc. (a)	5,621	143,617
Abiomed Inc. (a)	7,901	69,055
Accelrys Inc. (a)	6,647	38,087
Accuray Inc. (a)	10,300	57,783
Acorda Therapeutics Inc. (a)	9,744	245,744
Acura Pharmaceuticals Inc. (a)	1,900	10,127
Adolor Corp. (a)	11,900	17,374
Affymax Inc. (a)	4,227	104,576
Affymetrix Inc. (a)	18,100	105,704
AGA Medical Holdings Inc. (a)	3,265	48,224
Air Methods Corp. (a)	2,800	94,136
Akorn Inc. (a)	16,076	28,776
Albany Molecular Research Inc. (a)	5,823	52,873
Align Technology Inc. (a)	14,439	257,303
Alkermes Inc. (a)	23,815	224,099
Alliance HealthCare Services Inc. (a)	6,742	38,497
Allied Healthcare International Inc. (a)	10,900	31,719
Allion Healthcare Inc. (a)	5,488	36,001
Allos Therapeutics Inc. (a)	17,600	115,632
Almost Family Inc. (a)	1,900	75,107
Alnylam Pharmaceuticals Inc. (a)	9,200	162,104
Alphatec Holdings Inc. (a)	8,200	43,788
AMAG Pharmaceuticals Inc. (a)	4,304	163,681
Amedisys Inc. (a)	6,888	334,481
America Service Group Inc.	2,200	34,914
American Caresource Holdings Inc. (a)	3,200	7,680
American Dental Partners Inc. (a)	3,800	49,020
American Medical Systems Holdings Inc. (a)	18,650	359,759
AMERIGROUP Corp. (a)	13,392	361,048
AMICAS Inc. (a)	8,500	46,240
Amicus Therapeutics Inc. (a)	3,758	14,919
AMN Healthcare Services Inc. (a)	8,188	74,183
Amsurg Corp. (a)	7,804	171,844
Analogic Corp.	3,006	115,761
Angiodynamics Inc. (a)	6,300	101,304
Ardea Biosciences Inc. (a)	3,522	49,308
Arena Pharmaceuticals Inc. (a)	23,758	84,341
Ariad Pharmaceuticals Inc. (a)	27,080	61,742
ArQule Inc. (a)	10,600	39,114
Array Biopharma Inc. (a)	12,378	34,782
ARYx Therapeutics Inc. (a)	5,700	18,297
Assisted Living Concepts Inc. Class A (a)	2,640	69,617
athenahealth Inc. (a)	8,530	385,897
Atrion Corp.	300	46,716
ATS Medical Inc. (a)	12,900	41,667

See accompanying notes to financial statements.	95

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2009

	Shares	Value
Common Stocks (Cont.)
Health Care (Cont.)
Auxilium Pharmaceuticals Inc. (a)	11,681	$350,196
AVANIR Pharmaceuticals Inc. Class A (a)	16,300	30,970
AVI BioPharma Inc. (a)	23,764	34,695
BioCryst Pharmaceuticals Inc. (a)	6,780	43,799
Biodel Inc. (a)	4,212	18,280
BioDelivery Sciences International Inc. (a)	2,400	9,432
BioMimetic Therapeutics Inc. (a)	3,406	40,634
Bio-Reference Laboratories Inc. (a)	2,993	117,296
BioScrip Inc. (a)	9,754	81,543
BioSpecifics Technologies Corp. (a)	993	29,145
BMP Sunstone Corp. (a)	8,100	46,089
Bovie Medical Corp. (a)	4,600	35,926
Bruker Corp. (a)	12,513	150,907
Cadence Pharmaceuticals Inc. (a)	6,320	61,114
Cambrex Corp. (a)	7,481	41,744
Cantel Medical Corp. (a)	3,200	64,576
Capital Senior Living Corp. (a)	5,500	27,610
Caraco Pharmaceutical Laboratories Ltd. (a)	2,074	12,527
Cardiac Science Corp. (a)	5,500	12,265
CardioNet Inc. (a)	6,100	36,234
Cardiovascular Systems Inc. (a)	2,100	9,639
Cardium Therapeutics Inc. (a)	9,500	6,460
Catalyst Health Solutions Inc. (a)	9,219	336,217
Celera Corp. (a)	20,997	145,089
Cell Therapeutics Inc. (a)	146,000	166,440
Celldex Therapeutics Inc. (a)	6,355	29,741
Centene Corp. (a)	10,609	224,593
Cepheid Inc. (a)	14,830	185,078
Chelsea Therapeutics International Ltd. (a)	6,829	18,438
Chemed Corp.	5,698	273,333
Chindex International Inc. (a)	3,400	48,042
Clarient Inc. (a)	6,959	18,441
Clinical Data Inc. (a)	3,300	60,258
Computer Programs & Systems Inc.	2,484	114,388
Conceptus Inc. (a)	7,800	146,328
Conmed Corp. (a)	7,429	169,381
Continucare Corp. (a)	6,900	30,153
Cornerstone Therapeutics Inc. (a)	1,800	10,980
Corvel Corp. (a)	1,839	61,680
Cross Country Healthcare Inc. (a)	7,789	77,189
CryoLife Inc. (a)	6,832	43,861
Cubist Pharmaceuticals Inc. (a)	14,605	277,057
Cumberland Pharmaceuticals Inc. (a)	2,039	27,710
Curis Inc. (a)	14,987	48,708
Cutera Inc. (a)	3,400	28,934
Cyberonics Inc. (a)	6,976	142,589
Cynosure Inc. Class A (a)	2,500	28,725
Cypress Bioscience Inc. (a)	9,801	56,454
Cytokinetics Inc. (a)	11,800	34,338
Cytori Therapeutics Inc. (a)	7,300	44,530
Delcath Systems Inc. (a)	8,100	41,634
DepoMed Inc. (a)	13,800	46,230
Dexcom Inc. (a)	11,700	94,536

	Shares	Value
Common Stocks (Cont.)
Health Care (Cont.)
Dionex Corp. (a)	4,511	$333,228
Discovery Laboratories Inc. (a)	31,200	19,609
Durect Corp. (a)	20,848	51,495
Dyax Corp. (a)	17,177	58,230
Eclipsys Corp. (a)	14,127	261,632
Electro-Optical Sciences Inc. (a)	5,933	61,466
Emergency Medical Services Corp. Class A (a)	7,288	394,645
Emergent Biosolutions Inc. (a)	4,200	57,078
Emeritus Corp. (a)	5,100	95,625
Endologix Inc. (a)	12,129	64,041
Ensign Group Inc.	2,700	41,499
EnteroMedics Inc. (a)	3,600	2,016
Enzo Biochem Inc. (a)	8,261	44,444
Enzon Pharmaceuticals Inc. (a)	11,615	122,306
eResearch Technology Inc. (a)	11,137	66,933
ev3 Inc. (a)	18,822	251,085
Exactech Inc. (a)	2,200	38,082
Exelixis Inc. (a)	27,315	201,312
Facet Biotech Corp. (a)	6,220	109,348
Genomic Health Inc. (a)	3,600	70,416
Genoptix Inc. (a)	4,300	152,779
Gentiva Health Services Inc. (a)	7,126	192,473
Geron Corp. (a)	22,873	126,945
Greatbatch Inc. (a)	5,856	112,611
GTx Inc. (a)	4,872	20,462
Haemonetics Corp. (a)	6,502	358,585
Halozyme Therapeutics Inc. (a)	17,040	100,025
Hanger Orthopedic Group Inc. (a)	6,500	89,895
Hansen Medical Inc. (a)	6,515	19,740
Harvard Bioscience Inc. (a)	6,900	24,633
Health Grades Inc. (a)	5,550	23,811
Healthsouth Corp. (a)	23,376	438,768
Healthspring Inc. (a)	12,500	220,125
Healthways Inc. (a)	8,570	157,174
HeartWare International Inc. (a)	1,385	49,126
Hemispherx Biopharma Inc. (a)	30,875	17,290
Hi-Tech Pharmacal Co. Inc. (a)	2,300	64,515
HMS Holdings Corp. (a)	6,600	321,354
Home Diagnostics Inc. (a)	2,700	16,470
Human Genome Sciences Inc. (a)	46,030	1,408,518
ICU Medical Inc. (a)	3,232	117,774
Idenix Pharmaceuticals Inc. (a)	8,351	17,955
Idera Pharmaceuticals Inc. (a)	5,400	27,918
Immucor Inc. (a)	17,825	360,778
ImmunoGen Inc. (a)	14,200	111,612
Immunomedics Inc. (a)	16,385	52,596
Impax Laboratories Inc. (a)	15,500	210,800
Incyte Corp. (a)	21,975	200,192
Infinity Pharmaceuticals Inc. (a)	4,300	26,574
Insmed Inc. (a)	33,000	25,410
Inspire Pharmaceuticals Inc. (a)	15,523	85,687
Insulet Corp. (a)	8,765	125,164
Integra LifeSciences Holdings Corp. (a)	4,527	166,503
InterMune Inc. (a)	9,565	124,728
Invacare Corp.	7,004	174,680

96	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2009

	Shares	Value
Common Stocks (Cont.)
Health Care (Cont.)
inVentiv Health Inc. (a)	8,556	$138,351
IPC The Hospitalist Co. (a)	4,100	136,325
IRIS International Inc. (a)	4,600	56,856
Isis Pharmaceuticals Inc. (a)	23,592	261,871
ISTA Pharmaceuticals Inc. (a)	8,041	36,667
Javelin Pharmaceuticals Inc. (a)	12,200	15,860
Kendle International Inc. (a)	3,800	69,578
Kensey Nash Corp. (a)	2,100	53,550
Kindred Healthcare Inc. (a)	9,985	184,323
KV Pharmaceutical Co. Class A (a)	10,080	36,994
Landauer Inc.	2,380	146,132
Lannett Company Inc. (a)	2,400	14,184
LCA-Vision Inc. (a)	4,600	23,552
Lexicon Pharmaceuticals Inc. (a)	24,700	41,990
LHC Group Inc. (a)	3,900	131,079
Ligand Pharmaceuticals Inc. Class B (a)	28,900	62,713
Luminex Corp. (a)	10,514	156,974
Magellan Health Services Inc. (a)	8,691	353,984
MAKO Surgical Corp. (a)	4,347	48,252
MannKind Corp. (a)	14,613	128,010
MAP Pharmaceuticals Inc. (a)	2,028	19,327
Martek Biosciences Corp. (a)	8,336	157,884
Masimo Corp. (a)	12,825	390,137
Matrixx Initiatives Inc. (a)	2,800	11,816
Maxygen Inc. (a)	6,379	38,848
MedAssets Inc. (a)	9,908	210,149
Medcath Corp. (a)	3,756	29,710
Medical Action Industries Inc. (a)	3,650	58,619
Medicines Co. (a)	13,710	114,341
Medicis Pharmaceutical Corp. Class A	14,863	402,044
Medidata Solutions Inc. (a)	1,828	28,517
Medivation Inc. (a)	7,200	271,080
MedQuist Inc.	2,100	14,049
Merge Healthcare Inc. (a)	10,000	33,600
Meridian Bioscience Inc.	10,200	219,810
Merit Medical Systems Inc. (a)	7,197	138,830
Metabolix Inc. (a)	5,615	62,158
Metropolitan Health Networks Inc. (a)	9,700	19,303
Micromet Inc. (a)	14,511	96,643
Micrus Endovascular Corp. (a)	3,867	58,044
MiddleBrook Pharmaceuticals Inc. (a)	11,400	5,814
Molecular Insight Pharmaceuticals Inc. (a)	4,500	10,125
Molina Healthcare Inc. (a)	3,329	76,134
Momenta Pharmaceuticals Inc. (a)	9,811	123,717
MWI Veterinary Supply Inc. (a)	2,800	105,560
Myriad Pharmaceuticals Inc. (a)	5,762	28,983
Nabi Biopharmaceuticals (a)	13,211	64,734
Nanosphere Inc. (a)	3,800	24,472
National Healthcare Corp.	2,073	74,856
National Research Corp.	400	8,280
Natus Medical Inc. (a)	7,200	106,488
Nektar Therapeutics (a)	23,386	217,958
Neogen Corp. (a)	4,984	117,672
Neurocrine Biosciences Inc. (a)	10,038	27,303
NeurogesX Inc. (a)	2,600	20,046

	Shares	Value
Common Stocks (Cont.)
Health Care (Cont.)
Nighthawk Radiology Holdings Inc. (a)	5,100	$23,103
NovaMed Inc. (a)	4,800	18,624
Novavax Inc. (a)	18,903	50,282
NPS Pharmaceuticals Inc. (a)	12,200	41,480
NuVasive Inc. (a)	9,198	294,152
NxStage Medical Inc. (a)	5,419	45,249
Obagi Medical Products Inc. (a)	4,400	52,800
Odyssey HealthCare Inc. (a)	8,364	130,311
Omnicell Inc. (a)	8,100	94,689
OncoGenex Pharmaceutical Inc. (a)	1,100	24,508
Onyx Pharmaceuticals Inc. (a)	15,658	459,406
Opko Health Inc. (a)	11,310	20,697
Optimer Pharmaceuticals Inc. (a)	7,300	82,344
OraSure Technologies Inc. (a)	10,575	53,721
Orexigen Therapeutics Inc. (a)	6,644	49,431
Orthofix International NV (a)	4,400	136,268
Orthovita Inc. (a)	17,000	59,670
Osiris Therapeutics Inc. (a)	4,300	30,702
Owens & Minor Inc.	10,552	452,997
OXiGENE Inc. (a)	7,600	8,664
Pain Therapeutics Inc. (a)	8,959	48,020
Palomar Medical Technologies Inc. (a)	4,424	44,594
Par Pharmaceutical Companies Inc. (a)	8,921	241,402
Parexel International Corp. (a)	14,734	207,749
PDL BioPharma Inc.	30,048	206,129
Pharmasset Inc. (a)	5,300	109,710
PharMerica Corp. (a)	7,618	120,974
Phase Forward Inc. (a)	11,007	168,957
Poniard Pharmaceuticals Inc. (a)	5,900	10,797
Pozen Inc. (a)	6,699	40,127
Progenics Pharmaceuticals Inc. (a)	6,869	30,498
Protalix BioTherapeutics Inc. (a)	8,699	57,587
Providence Service Corp. (a)	2,699	42,644
PSS World Medical Inc. (a)	14,984	338,189
Psychiatric Solutions Inc. (a)	14,243	301,097
Quality Systems Inc.	5,976	375,233
Questcor Pharmaceuticals Inc. (a)	14,700	69,825
Quidel Corp. (a)	6,600	90,948
Radnet Inc. (a)	8,000	16,320
Regeneron Pharmaceuticals Inc. (a)	15,996	386,783
RehabCare Group Inc. (a)	6,057	184,315
Repligen Corp. (a)	7,314	30,062
Repros Therapeutics Inc. (a)	2,300	1,832
Res-Care Inc. (a)	6,388	71,546
Rigel Pharmaceuticals Inc. (a)	12,566	119,503
Rochester Medical Corp. (a)	2,402	26,734
Rockwell Medical Technologies Inc. (a)	3,500	26,915
RTI Biologics Inc. (a)	13,700	52,608
Salix Pharmaceuticals Ltd. (a)	13,775	349,885
Sangamo BioSciences Inc. (a)	10,500	62,160
Santarus Inc. (a)	13,300	61,446
Savient Pharmaceuticals Inc. (a)	16,822	228,947
SciClone Pharmaceuticals Inc. (a)	8,700	20,271
Seattle Genetics Inc. (a)	21,070	214,071
Select Medical Holdings Corp. (a)	8,134	86,383
Sequenom Inc. (a)	15,700	64,998

See accompanying notes to financial statements.	97

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2009

	Shares	Value
Common Stocks (Cont.)
Health Care (Cont.)
SIGA Technologies Inc. (a)	8,400	$48,720
Sirona Dental Systems Inc. (a)	4,300	136,482
Skilled Healthcare Group Inc. Class A (a)	5,000	37,250
Somanetics Corp. (a)	3,200	56,160
SonoSite Inc. (a)	4,369	103,239
Spectranetics Corp. (a)	8,400	58,464
Spectrum Pharmaceuticals Inc. (a)	11,328	50,296
StemCells Inc. (a)	26,500	33,390
Stereotaxis Inc. (a)	7,135	28,041
STERIS Corp.	14,831	414,823
Sucampo Pharmaceuticals Inc. Class A (a)	2,600	10,504
Sun Healthcare Group Inc. (a)	11,200	102,704
Sunrise Senior Living Inc. (a)	12,164	39,168
SuperGen Inc. (a)	14,600	38,252
SurModics Inc. (a)	4,000	90,640
Symmetry Medical Inc. (a)	9,208	74,216
Synovis Life Technologies Inc. (a)	2,900	37,439
Synta Pharmaceuticals Corp. (a)	4,600	23,276
Theravance Inc. (a)	13,600	177,752
Thoratec Corp. (a)	14,245	383,475
TomoTherapy Inc. (a)	11,800	46,020
TranS1 Inc. (a)	3,200	12,640
Transcend Services Inc. (a)	1,700	36,312
Triple-S Management Corp. Class B (a)	5,300	93,280
U.S. Physical Therapy Inc. (a)	3,000	50,790
Universal American Financial Corp. (a)	6,956	81,385
Utah Medical Products Inc.	878	25,743
Vanda Pharmaceuticals Inc. (a)	6,800	76,432
Varian Inc. (a)	7,308	376,654
Vascular Solutions Inc. (a)	4,400	36,916
Vical Inc. (a)	10,663	35,081
ViroPharma Inc. (a)	19,700	165,283
Virtual Radiologic Corp. (a)	1,378	17,583
Vital Images Inc. (a)	3,690	46,826
VIVUS Inc. (a)	20,261	186,199
Volcano Corp. (a)	11,900	206,822
WellCare Health Plans Inc. (a)	10,677	392,488
West Pharmaceutical Services Inc.	8,314	325,909
Wright Medical Group Inc. (a)	9,745	184,668
Xenoport Inc. (a)	7,522	139,608
Young Innovations Inc.	1,300	32,214
Zoll Medical Corp. (a)	5,366	143,381
ZymoGenetics Inc. (a)	9,595	61,312

		33,887,447

Industrials (15.49%)
3D Systems Corp. (a)	4,280	48,364
Aaon Inc.	3,097	60,361
AAR Corp. (a)	9,503	218,379
ABM Industries Inc.	11,235	232,115
Acacia Research - Acacia Technologies (a)	8,200	74,702
ACCO Brands Corp. (a)	13,532	98,513
Aceto Corp.	5,964	30,715

	Shares	Value
Common Stocks (Cont.)
Industrials (Cont.)
Actuant Corp. Class A	17,045	$315,844
Acuity Brands Inc.	10,913	388,939
Administaff Inc.	5,399	127,362
Advanced Battery Technologies Inc. (a)	13,608	54,432
Advisory Board Co. (a)	3,978	121,965
Aerovironment Inc. (a)	3,404	98,988
Air Transport Services Group Inc. (a)	14,900	39,336
Aircastle Ltd.	11,900	117,215
Airtran Holdings Inc. (a)	33,983	177,391
Alamo Group Inc.	2,085	35,758
Alaska Air Group Inc. (a)	9,017	311,628
Albany International Corp. Class A	6,951	156,119
Allegiant Travel Co. (a)	3,910	184,435
Altra Holdings Inc. (a)	6,900	85,215
Amerco Inc. (a)	2,288	113,759
American Commercial Lines Inc. (a)	2,218	40,656
American Ecology Corp.	4,558	77,668
American Railcar Industries Inc.	2,109	23,241
American Reprographics Co. (a)	9,321	65,340
American Science & Engineering Inc.	2,281	172,991
American Superconductor Corp. (a)	10,996	449,736
American Woodmark Corp.	2,533	49,849
Ameron International Corp.	2,352	149,258
Ampco-Pittsburgh Corp.	2,200	69,366
AMREP Corp. (a)	500	6,850
AO Smith Corp.	5,429	235,564
APAC Customer Services Inc. (a)	6,500	38,740
Apogee Enterprises Inc.	7,136	99,904
Applied Industrial Technologies Inc.	10,249	226,195
Applied Signal Technology Inc.	3,400	65,586
Argan Inc. (a)	1,800	25,902
ARGON ST Inc. (a)	3,415	74,174
Arkansas Best Corp.	6,490	191,001
Ascent Solar Technologies Inc. (a)	4,200	22,260
Astec Industries Inc. (a)	4,614	124,301
Astronics Corp. (a)	2,400	20,520
ATC Technology Corp. (a)	5,068	120,872
Atlas Air Worldwide Holdings Inc. (a)	5,143	191,577
Avis Budget Group Inc. (a)	25,700	337,184
AZZ Inc. (a)	3,100	101,370
Badger Meter Inc.	3,730	148,529
Baldor Electric Co.	11,772	330,675
Barnes Group Inc.	11,844	200,164
Barrett Business Services Inc.	1,800	22,122
Beacon Roofing Supply Inc. (a)	10,985	175,760
Belden Inc.	11,773	258,064
Blount International Inc. (a)	9,794	98,919
BlueLinx Holdings Inc. (a)	2,600	7,202
Bowne & Co. Inc.	9,521	63,600
Brady Corp.	12,113	363,511
Briggs & Stratton Corp.	12,780	239,114
Broadwind Energy Inc. (a)	8,000	64,720
Builders FirstSource Inc. (a)	7,000	26,950
Builders FirstSource Inc. Rights (a)	6,605	1,616
CAI International Inc. (a)	2,300	20,769
Cascade Corp.	2,362	64,931

98	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2009

	Shares	Value
Common Stocks (Cont.)
Industrials (Cont.)
CBIZ Inc. (a)	11,236	$86,517
CDI Corp.	2,986	38,669
Celadon Group Inc. (a)	5,700	61,845
Cenveo Inc. (a)	13,671	119,621
Ceradyne Inc. (a)	6,620	127,170
Chart Industries Inc. (a)	7,300	120,815
Chase Corp.	1,400	16,534
China BAK Battery Inc. (a)	10,200	28,356
China Fire & Security Group Inc. (a)	3,600	48,708
CIRCOR International Inc.	4,321	108,803
Clarcor Inc.	12,913	418,898
Clean Harbors Inc. (a)	5,468	325,947
Colfax Corp. (a)	6,144	73,974
Columbus McKinnon Corp. (a)	5,000	68,300
Comfort Systems USA Inc.	9,873	121,833
COMSYS IT Partners Inc. (a)	4,045	35,960
Consolidated Graphics Inc. (a)	2,501	87,585
Cornell Companies Inc. (a)	2,800	63,560
Corporate Executive Board Co.	8,700	198,534
CoStar Group Inc. (a)	5,088	212,526
Courier Corp.	2,501	35,639
CRA International Inc. (a)	2,815	75,020
Cubic Corp.	3,965	147,894
Curtiss-Wright Corp.	11,478	359,491
Deluxe Corp.	13,100	193,749
Diamond Management & Technology Consultants Inc.	5,800	42,746
DigitalGlobe Inc. (a)	3,687	89,225
Dollar Thrifty Automotive Group Inc. (a)	7,012	179,577
Ducommun Inc.	2,528	47,299
DXP Enterprises Inc. (a)	2,100	27,447
Dycom Industries Inc. (a)	9,933	79,762
Dynamex Inc. (a)	2,604	47,132
Dynamic Materials Corp.	3,254	65,243
DynCorp International Inc. Class A (a)	6,300	90,405
Eagle Bulk Shipping Inc. (a)	15,477	76,611
Eastern Co.	1,701	22,844
EMCOR Group Inc. (a)	16,656	448,046
Encore Wire Corp.	4,695	98,924
Ener1 Inc. (a)	12,200	77,348
Energy Conversion Devices Inc. (a)	11,814	124,874
Energy Recovery Inc. (a)	8,400	57,792
EnergySolutions Inc.	19,400	164,706
EnerNOC Inc. (a)	3,530	107,277
EnerSys (a)	10,185	222,746
Ennis Inc.	6,632	111,351
EnPro Industries Inc. (a)	5,048	133,318
ESCO Technologies Inc.	6,710	240,554
Esterline Technologies Corp. (a)	7,489	305,327
Evergreen Solar Inc. (a)	48,270	72,888
Exponent Inc. (a)	3,429	95,463
Federal Signal Corp.	12,434	74,853
Flanders Corp. (a)	4,000	17,840
Flow International Corp. (a)	10,400	32,032
Force Protection Inc. (a)	17,900	93,259
Forward Air Corp.	7,408	185,570

	Shares	Value
Common Stocks (Cont.)
Industrials (Cont.)
Franklin Covey Co. (a)	3,100	$19,530
Franklin Electric Co. Inc.	5,898	171,514
Freightcar America Inc.	3,160	62,663
Fuel Tech Inc. (a)	4,500	36,765
FuelCell Energy Inc. (a)	16,710	62,830
Furmanite Corp. (a)	9,400	35,814
Fushi Copperweld Inc. (a)	4,100	41,492
G&K Services Inc. Class A	4,380	110,069
Genco Shipping & Trading Ltd. (a)	6,594	147,574
GenCorp Inc. (a)	12,926	90,482
Genesee & Wyoming Inc. (a)	9,450	308,448
Geo Group Inc. (a)	12,680	277,438
GeoEye Inc. (a)	4,700	131,036
Gibraltar Industries Inc. (a)	6,882	108,254
Gormann-Rupp Co., The	3,587	99,145
GP Strategies Corp. (a)	3,800	28,614
GrafTech International Ltd. (a)	30,453	473,544
Graham Corp.	2,600	53,820
Granite Construction Inc.	8,653	291,260
Great Lakes Dredge & Dock Co.	10,100	65,448
Greenbrier Companies Inc.	4,134	42,911
Griffon Corp. (a)	11,136	136,082
GT Solar International Inc. (a)	8,100	45,036
H&E Equipment Services Inc. (a)	7,000	73,430
Harbin Electric Inc. (a)	3,759	77,210
Hawaiian Holdings Inc. (a)	13,200	92,400
Healthcare Services Group Inc.	10,965	235,309
Heartland Express Inc.	12,876	196,617
Heico Corp.	5,878	260,572
Heidrick & Struggles International Inc.	4,312	134,707
Heritage-Crystal Clean Inc. (a)	500	5,230
Herley Industries Inc. (a)	3,295	45,768
Herman Miller Inc.	13,200	210,936
Hexcel Corp. (a)	24,432	317,127
Hill International Inc. (a)	5,992	37,390
HNI Corp.	11,347	313,518
Horizon Lines Inc.	7,700	42,889
Houston Wire & Cable Co.	4,500	53,550
Hub Group Inc. (a)	9,350	250,860
Hurco Companies Inc. (a)	1,600	23,680
Huron Consulting Group Inc. (a)	5,490	126,490
ICF International Inc. (a)	2,300	61,640
ICT Group Inc. (a)	2,530	41,315
II-VI Inc. (a)	6,298	200,276
Innerworkings Inc. (a)	6,652	39,247
Insituform Technologies Inc. (a)	9,556	217,112
Insteel Industries Inc.	4,500	58,500
Integrated Electrical Services Inc. (a)	1,700	9,945
Interface Inc.	12,505	103,917
Interline Brands Inc. (a)	8,339	144,015
International Shipholding Corp.	1,333	41,416
Jetblue Airways Corp. (a)	64,335	350,626
John Bean Technologies Corp.	7,000	119,070
Kadant Inc. (a)	3,158	50,402
Kaman Corp.	6,546	151,147

See accompanying notes to financial statements.	99

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2009

	Shares	Value
Common Stocks (Cont.)
Industrials (Cont.)
Kaydon Corp.	8,385	$299,848
Kelly Services Inc. Class A (a)	6,716	80,122
Kforce Inc. (a)	7,426	92,825
Kimball International Inc. Class B	7,983	68,015
Knight Transportation Inc.	14,396	277,699
Knoll Inc.	12,044	124,415
Korn/Ferry International (a)	11,433	188,644
K-Tron International Inc. (a)	560	60,894
L.B. Foster Co. (a)	2,536	75,598
LaBarge Inc. (a)	3,100	37,355
Ladish Co. Inc. (a)	4,100	61,828
Lawson Products Inc.	911	16,079
Layne Christensen Co. (a)	4,986	143,148
Lindsay Corp.	3,098	123,455
LMI Aerospace Inc. (a)	2,200	29,260
LSI Industries Inc.	4,647	36,618
M & F Worldwide Corp. (a)	2,764	109,178
Marten Transport Ltd. (a)	3,865	69,377
MasTec Inc. (a)	13,381	167,262
McGrath Rentcorp	6,040	135,054
Metalico Inc. (a)	8,499	41,815
Met-Pro Corp.	3,800	40,356
Michael Baker Corp. (a)	2,000	82,800
Microvision Inc. (a)	22,022	69,810
Middleby Corp. (a)	4,193	205,541
Miller Industries Inc. (a)	2,400	27,240
Mine Safety Appliances Co.	6,818	180,882
Mistras Group Inc. (a)	2,362	35,572
Mobile Mini Inc. (a)	9,094	128,134
Moog Inc. Class A (a)	11,440	334,391
MPS Group Inc. (a)	23,342	320,719
Mueller Industries Inc.	9,111	226,317
Mueller Water Products Inc.	38,803	201,776
Multi-Color Corp.	2,473	30,195
MYR Group Inc. (a)	4,400	79,552
NACCO Industries Inc. Class A	1,348	67,130
Navigant Consulting Inc. (a)	12,148	180,519
NCI Building Systems Inc. (a)	22,773	41,219
Nordson Corp.	8,521	521,315
North American Galvanizing & Coating Inc. (a)	3,200	15,520
Northwest Pipe Co. (a)	2,400	64,464
Odyssey Marine Exploration Inc. (a)	14,800	20,868
Old Dominion Freight Line Inc. (a)	7,075	217,204
Omega Flex Inc.	600	8,400
On Assignment Inc. (a)	9,300	66,495
Orbital Sciences Corp. (a)	14,229	217,136
Orion Energy Systems Inc. (a)	4,200	18,438
Orion Marine Group Inc. (a)	6,764	142,450
Otter Tail Corp.	8,691	215,537
Pacer International Inc. (a)	8,370	26,449
Patriot Transportation Holding Inc. (a)	300	28,338
Perma-Fix Environmental Services (a)	14,600	33,142
Pike Electric Corp. (a)	4,100	38,048
PMFG Inc. (a)	3,300	53,493
Polypore International Inc. (a)	5,800	69,020

	Shares	Value
Common Stocks (Cont.)
Industrials (Cont.)
Portec Rail Products Inc.	1,500	$16,065
Powell Industries Inc. (a)	1,955	61,641
Power-One Inc. (a)	19,808	86,165
PowerSecure International Inc. (a)	4,100	29,561
Preformed Line Products Co.	500	21,900
Primoris Services Corp.	1,964	15,653
Quanex Building Products Corp.	9,641	163,608
RailAmerica Inc. (a)	5,097	62,183
Raven Industries Inc.	4,092	130,003
RBC Bearings Inc. (a)	5,600	136,248
Regal-Beloit Corp.	8,911	462,837
Republic Airways Holdings Inc. (a)	8,832	65,268
Resources Connection Inc. (a)	11,264	239,022
Robbins & Myers Inc.	6,648	156,361
Rollins Inc.	10,751	207,279
RSC Holdings Inc. (a)	12,500	88,000
Rush Enterprises Inc. Class A (a)	8,168	97,119
Saia Inc. (a)	3,435	50,907
SatCon Technology Corp. (a)	17,287	48,749
Sauer-Danfoss Inc. (a)	2,839	34,096
Schawk Inc.	3,882	52,795
School Specialty Inc. (a)	4,764	111,430
Seaboard Corp.	84	113,316
Simpson Manufacturing Co. Inc.	9,757	262,366
SkyWest Inc.	13,721	232,159
SmartHeat Inc. (a)	2,172	31,537
Spherion Corp. (a)	13,293	74,707
Standard Parking Corp. (a)	1,900	30,172
Standard Register Co.	4,996	25,480
Standex International Corp.	3,127	62,821
Stanley Inc. (a)	2,930	80,311
Steelcase Inc.	18,200	115,752
Sterling Construction Company Inc. (a)	3,400	65,212
Sun Hydraulics Corp.	3,200	84,000
Sykes Enterprises Inc. (a)	8,869	225,893
TAL International Group Inc.	3,800	50,274
Taser International Inc. (a)	15,892	69,607
TBS International Ltd. Class A (a)	3,400	24,990
Team Inc. (a)	4,800	90,288
Tecumseh Products Co. Class A (a)	4,403	51,471
Teledyne Technologies Inc. (a)	9,113	349,575
Tennant Co.	4,771	124,952
Tetra Tech Inc. (a)	15,321	416,272
Textainer Group Holdings Ltd.	2,200	37,180
Titan International Inc.	9,047	73,371
Titan Machinery Inc. (a)	3,300	38,082
Todd Shipyards Corp.	1,400	23,464
Tredegar Corp.	7,499	118,634
Trex Co. Inc. (a)	3,934	77,106
TriMas Corp. (a)	3,700	25,049
Triumph Group Inc.	4,082	196,957
TrueBlue Inc. (a)	11,110	164,539
Tutor Perini Corp. (a)	6,473	117,032
Twin Disc Inc.	2,052	21,423
UAL Corp. (a)	42,192	544,699

100	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2009

	Shares	Value
Common Stocks (Cont.)
Industrials (Cont.)
Ultralife Corp. (a)	3,100	$13,392
Ultrapetrol Bahamas Ltd. (a)	5,800	27,608
United Capital Corp. (a)	400	9,528
United Rentals Inc. (a)	15,400	151,074
United Stationers Inc. (a)	5,854	332,800
Universal Forest Products Inc.	4,910	180,737
Universal Truckload Services Inc.	1,400	25,340
US Airways Group Inc. (a)	40,631	196,654
USA Truck Inc. (a)	2,155	26,981
Valence Technology Inc. (a)	12,400	11,284
Viad Corp.	5,162	106,492
Vicor Corp. (a)	4,808	44,714
Volt Information Sciences Inc. (a)	2,941	29,410
VSE Corp.	1,100	49,588
Waste Services Inc. (a)	4,557	41,514
Watsco Inc.	6,768	331,497
Watson Wyatt Worldwide Inc.	10,812	513,786
Watts Water Technologies Inc.	7,351	227,293
Werner Enterprises Inc.	10,826	214,247
Willis Lease Finance Corp. (a)	1,100	16,500
Woodward Governor Co.	14,910	384,231
YRC Worldwide Inc. (a)	13,990	11,749
		37,241,732

Information Technology (17.99%)
3Com Corp (a)	98,232	736,740
3PAR Inc. (a)	6,972	82,618
ACI Worldwide Inc. (a)	9,016	154,624
Acme Packet Inc. (a)	9,900	108,900
Actel Corp. (a)	6,737	80,036
ActivIdentity Corp. (a)	12,600	29,610
Actuate Corp. (a)	11,400	48,792
Acxiom Corp. (a)	16,961	227,617
Adaptec Inc. (a)	30,824	103,260
ADC Telecommunications Inc. (a)	24,343	151,170
Adtran Inc.	13,932	314,167
Advanced Analogic Technologies Inc. (a)	11,000	43,340
Advanced Energy Industries Inc. (a)	8,433	127,170
Advent Software Inc. (a)	3,905	159,051
Agilysys Inc.	3,514	31,977
Airvana Inc. (a)	6,211	47,204
American Software Inc. Class A	5,400	32,400
Amkor Technology Inc. (a)	27,964	200,222
ANADIGICS Inc. (a)	16,000	67,520
Anaren Inc. (a)	3,746	56,377
Ancestry.com Inc. (a)	1,782	24,966
Anixter International Inc. (a)	7,535	354,898
Applied Micro Circuits Corp. (a)	16,762	125,212
Archipelago Learning Inc. (a)	1,685	34,880
ArcSight Inc. (a)	4,428	113,268
Ariba Inc. (a)	22,031	275,828
Arris Group Inc. (a)	31,406	358,971
Art Technology Group Inc. (a)	31,976	144,212
Aruba Networks Inc. (a)	15,100	160,966
AsiaInfo Holdings Inc. (a)	7,800	237,666

	Shares	Value
Common Stocks (Cont.)
Information Technology (Cont.)
Atheros Communications (a)	15,966	$546,676
ATMI Inc. (a)	7,988	148,737
Avid Technology Inc. (a)	7,200	91,872
Bel Fuse Inc.	2,483	53,360
Benchmark Electronics Inc. (a)	16,476	311,561
BigBand Networks Inc. (a)	9,044	31,111
Black Box Corp.	4,455	126,255
Blackbaud Inc.	11,211	264,916
Blackboard Inc. (a)	7,891	358,172
Blue Coat Systems Inc. (a)	9,920	283,117
Bottomline Technologies Inc. (a)	6,431	112,993
Brightpoint Inc. (a)	12,761	93,793
Brooks Automation Inc. (a)	16,449	141,132
Cabot Microelectronics Corp. (a)	5,961	196,475
CACI International Inc. (a)	7,592	370,869
Callidus Software Inc. (a)	7,473	22,568
Cass Information Systems Inc.	2,055	62,472
Cavium Networks Inc. (a)	9,261	220,690
CEVA Inc. (a)	4,900	63,014
Checkpoint Systems Inc. (a)	9,715	148,154
China Information Security Technology Inc. (a)	6,000	36,960
China Security & Surveillance Technology Inc. (a)	10,500	80,220
China TransInfo Technology Corp. (a)	2,033	16,610
Chordiant Software Inc. (a)	7,760	21,340
Ciber Inc. (a)	17,243	59,488
Cirrus Logic Inc. (a)	16,697	113,874
Cogent Inc. (a)	10,585	109,978
Cognex Corp.	10,161	180,053
Cogo Group Inc. (a)	5,724	42,186
Coherent Inc. (a)	5,500	163,515
Cohu Inc.	6,008	83,812
Communications Systems Inc.	1,400	17,416
Commvault Systems Inc. (a)	10,288	243,723
Compellent Technologies Inc. (a)	4,331	98,227
Computer Task Group Inc. (a)	3,600	28,836
comScore Inc. (a)	5,528	97,016
Comtech Telecommunications Corp. (a)	6,897	241,740
Comverge Inc. (a)	5,728	64,383
Concur Technologies Inc. (a)	10,049	429,595
Constant Contact Inc. (a)	6,100	97,600
CPI International Inc. (a)	1,700	22,508
Cray Inc. (a)	8,422	54,069
CSG Systems International Inc. (a)	8,965	171,142
CTS Corp.	8,641	83,126
CyberSource Corp. (a)	17,163	345,148
Cymer Inc. (a)	7,376	283,091
Daktronics Inc.	8,552	78,764
DDi Corp. (a)	3,300	16,137
DealerTrack Holdings Inc. (a)	9,641	181,154
Deltek Inc. (a)	4,405	34,271
DemandTec Inc. (a)	5,100	44,727
DG FastChannel Inc. (a)	5,230	146,074
Dice Holdings Inc. (a)	4,018	26,318

See accompanying notes to financial statements.	101

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2009

	Shares	Value
Common Stocks (Cont.)
Information Technology (Cont.)
Digi International Inc. (a)	6,080	$55,450
Digital River Inc. (a)	9,678	261,209
Diodes Inc. (a)	8,346	170,676
DivX Inc. (a)	8,000	45,120
Double-Take Software Inc. (a)	4,400	43,956
DSP Group Inc. (a)	5,824	32,789
DTS Inc. (a)	4,484	153,398
Dynamics Research Corp. (a)	2,359	25,029
EarthLink Inc.	26,540	220,547
Ebix Inc. (a)	1,900	92,777
Echelon Corp. (a)	8,344	96,457
Electro Rent Corp.	4,506	51,999
Electro Scientific Industries Inc. (a)	7,038	76,151
Electronics for Imaging Inc. (a)	12,608	164,030
eLoyalty Corp. (a)	1,500	10,305
EMCORE Corp. (a)	20,500	21,935
EMS Technologies Inc. (a)	3,839	55,666
Emulex Corp. (a)	20,880	227,592
Entegris Inc. (a)	32,813	173,253
Entropic Communications Inc. (a)	14,200	43,594
Epicor Software Corp. (a)	12,114	92,309
EPIQ Systems Inc. (a)	8,190	114,578
ePlus Inc. (a)	1,118	18,458
Euronet Worldwide Inc. (a)	12,297	269,919
Exar Corp. (a)	8,967	63,755
Exlservice Holdings Inc. (a)	3,664	66,538
Extreme Networks Inc. (a)	22,764	65,333
Fair Isaac Corp.	12,343	263,029
FalconStor Software Inc. (a)	8,816	35,793
FARO Technologies Inc. (a)	4,249	91,099
FEI Co. (a)	9,186	214,585
Formfactor Inc. (a)	12,443	270,760
Forrester Research Inc. (a)	3,952	102,554
Fortinet Inc. (a)	2,909	51,111
Gartner Inc. (a)	14,930	269,337
Global Cash Access Holdings Inc. (a)	9,337	69,934
Globecomm Systems Inc. (a)	5,200	40,664
GSE Systems Inc. (a)	3,900	21,372
GSI Commerce Inc. (a)	7,494	190,273
GSI Technology Inc. (a)	4,300	19,264
Hackett Group Inc. (a)	10,694	29,729
Harmonic Inc. (a)	24,110	152,616
Harris Stratex Networks Inc. Class A (a)	15,150	104,686
Heartland Payment Systems Inc.	9,600	126,048
Hittite Microwave Corp. (a)	5,300	215,975
Hughes Communications Inc. (a)	2,300	59,869
i2 Technologies Inc. (a)	4,100	78,392
ICx Technologies Inc. (a)	2,700	25,704
iGate Corp.	5,826	58,260
Imation Corp. (a)	7,659	66,786
Imergent Inc.	1,800	10,926
Immersion Corp. (a)	7,200	32,904
Infinera Corp. (a)	21,021	186,456
infoGROUP Inc. (a)	8,625	69,172
Informatica Corp. (a)	22,032	569,748

	Shares	Value
Common Stocks (Cont.)
Information Technology (Cont.)
Information Services Group Inc. (a)	5,700	$18,069
InfoSpace Inc. (a)	8,720	74,730
Innodata Isogen Inc. (a)	5,900	32,686
Insight Enterprises Inc. (a)	11,548	131,878
Integral Systems Inc. (a)	4,406	38,156
Interactive Intelligence Inc. (a)	3,111	57,367
InterDigital Inc. (a)	10,992	291,728
Intermec Inc. (a)	15,604	200,667
Internap Network Services Corp. (a)	12,990	61,053
Internet Brands Inc. (a)	6,900	54,027
Internet Capital Group Inc. (a)	9,421	62,650
Intevac Inc. (a)	5,632	64,599
iPass Inc. (a)	12,200	12,688
IPG Photonics Corp. (a)	5,826	97,527
Isilon Systems Inc. (a)	6,341	43,499
Ixia (a)	7,699	57,281
IXYS Corp. (a)	6,314	46,850
j2 Global Communications Inc. (a)	11,290	229,752
Jack Henry & Associates Inc.	20,814	481,220
JDA Software Group Inc. (a)	7,132	181,652
Kenexa Corp. (a)	5,800	75,690
Keynote Systems Inc.	2,890	31,530
Knot Inc., The (a)	7,700	77,539
Kopin Corp. (a)	17,100	71,478
Kulicke & Soffa Industries Inc. (a)	17,182	92,611
KVH Industries Inc. (a)	3,400	50,150
L-1 Identity Solutions Inc. (a)	19,247	144,160
Lattice Semiconductor Corp. (a)	29,593	79,901
Lawson Software Inc. (a)	34,480	229,292
Limelight Networks Inc. (a)	8,779	34,501
Lionbridge Technologies Inc. (a)	14,200	32,660
Liquidity Services Inc. (a)	3,900	39,273
Littelfuse Inc. (a)	5,537	178,015
LivePerson Inc. (a)	10,600	73,882
LogMeIn Inc. (a)	1,870	37,306
LoopNet Inc. (a)	5,100	50,694
Loral Space & Communications Inc. (a)	2,800	88,508
Manhattan Associates Inc. (a)	5,805	139,494
ManTech International Corp. (a)	5,555	268,195
Marchex Inc. Class B	4,466	22,687
MAXIMUS Inc.	4,199	209,950
Maxwell Technologies Inc. (a)	5,700	101,688
Measurement Specialties Inc. (a)	3,700	37,185
MEMSIC Inc. (a)	3,600	11,808
Mentor Graphics Corp. (a)	23,656	208,882
Mercadolibre Inc. (a)	6,600	342,342
Mercury Computer Systems Inc. (a)	5,578	61,414
Methode Electronics Inc.	9,667	83,910
Micrel Inc.	11,595	95,079
Microsemi Corp. (a)	20,461	363,183
MicroStrategy Inc. (a)	2,325	218,596
Microtune Inc. (a)	13,377	30,232
MIPS Technologies Inc. (a)	12,120	52,964
MKS Instruments Inc. (a)	12,578	218,983
ModusLink Global Solutions Inc. (a)	11,795	110,991

102	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2009

	Shares	Value
Common Stocks (Cont.)
Information Technology (Cont.)
MoneyGram International Inc. (a)	20,500	$58,835
Monolithic Power Systems Inc. (a)	8,503	203,817
Monotype Imaging Holdings Inc. (a)	5,400	48,762
Move Inc. (a)	39,408	65,417
MTS Systems Corp.	4,270	122,720
Multi-Fineline Electronix Inc. (a)	2,534	71,890
NCI Inc. (a)	1,700	47,005
Ness Technologies Inc. (a)	9,905	48,534
Net 1 UEPS Technologies Inc. (a)	7,835	152,156
Netezza Corp. (a)	12,095	117,322
Netgear Inc. (a)	8,448	183,237
Netlogic Microsystems Inc. (a)	4,531	209,604
NetScout Systems Inc. (a)	6,300	92,232
NetSuite Inc. (a)	4,200	67,116
Network Equipment Technologies Inc. (a)	7,100	28,755
Newport Corp. (a)	9,418	86,551
NIC Inc.	12,806	117,047
Novatel Wireless Inc. (a)	7,780	62,007
NVE Corp. (a)	1,200	49,572
Omnivision Technologies Inc. (a)	12,545	182,279
Online Resources Corp. (a)	6,818	35,863
OpenTable Inc. (a)	700	17,822
OpenTV Corp. Class A (a)	20,600	28,016
Openwave Systems Inc. (a)	21,400	48,792
Oplink Communications Inc. (a)	5,145	84,327
OPNET Technologies Inc.	3,200	39,008
OpNext Inc. (a)	6,272	11,917
OSI Systems Inc. (a)	3,665	99,981
Palm Inc. (a)	41,726	418,929
PAR Technology Corp. (a)	1,900	10,982
Parametric Technology Corp. (a)	29,244	477,847
Park Electrochemical Corp.	5,188	143,396
ParkerVision Inc. (a)	8,100	14,823
PC Connection Inc. (a)	2,020	13,635
PC Mall Inc. (a)	2,900	15,138
PC-Tel Inc. (a)	4,458	26,391
Pegasystems Inc.	3,740	127,160
Perficient Inc. (a)	7,600	64,068
Pericom Semiconductor Corp. (a)	6,609	76,202
Pervasive Software Inc. (a)	3,600	17,352
Phoenix Technologies Ltd. (a)	9,363	25,748
Photronics Inc. (a)	13,272	59,060
Plantronics Inc.	12,396	322,048
Plexus Corp. (a)	9,940	283,290
PLX Technology Inc. (a)	9,111	29,429
Polycom Inc. (a)	21,309	532,086
Power Integrations Inc.	6,089	221,396
Powerwave Technologies Inc. (a)	33,836	42,633
Progress Software Corp. (a)	9,735	284,359
PROS Holdings Inc. (a)	5,100	52,785
QAD Inc.	3,647	22,283
Quantum Corp. (a)	52,395	153,517
Quest Software Inc. (a)	15,473	284,703
Rackspace Hosting Inc. (a)	16,735	348,925
Radiant Systems Inc. (a)	6,914	71,906

	Shares	Value
Common Stocks (Cont.)
Information Technology (Cont.)
Radisys Corp. (a)	5,229	$49,937
RAE Systems Inc. (a)	9,600	10,560
RealNetworks Inc. (a)	21,479	79,687
Renaissance Learning Inc.	1,792	20,357
RF Micro Devices Inc. (a)	67,298	321,011
RightNow Technologies Inc. (a)	5,594	97,168
Rimage Corp. (a)	2,297	39,830
Riverbed Technology Inc. (a)	13,600	312,392
Rofin-Sinar Technologies Inc. (a)	7,434	175,517
Rogers Corp. (a)	3,965	120,179
Rosetta Stone Inc. (a)	1,589	28,523
Rubicon Technology Inc. (a)	3,200	64,992
Rudolph Technologies Inc. (a)	7,917	53,202
S1 Corp. (a)	13,272	86,533
Saba Software Inc. (a)	6,000	24,840
Sapient Corp. (a)	21,608	178,698
SAVVIS Inc. (a)	9,300	130,665
ScanSource Inc. (a)	6,678	178,303
SeaChange International Inc. (a)	8,200	53,874
Semtech Corp. (a)	15,022	255,524
ShoreTel Inc. (a)	11,239	64,961
Sigma Designs Inc. (a)	7,596	81,277
Silicon Graphics International Corp. (a)	7,700	53,977
Silicon Image Inc. (a)	19,173	49,466
Silicon Storage Technology Inc. (a)	20,384	52,183
Skyworks Solutions Inc. (a)	42,416	601,883
Smart Modular Technologies (WWH) Inc. (a)	8,925	56,138
Smith Micro Software Inc. (a)	7,300	66,722
SolarWinds Inc. (a)	3,000	69,030
Solera Holdings Inc.	17,597	633,668
SonicWALL Inc. (a)	13,595	103,458
Sonus Networks Inc. (a)	52,506	110,788
Sourcefire Inc. (a)	5,700	152,475
Spectrum Control Inc. (a)	3,100	29,357
SRA International Inc. (a)	10,452	199,633
SRS Labs Inc. (a)	2,700	19,791
Standard Microsystems Corp. (a)	5,632	117,033
StarTek Inc. (a)	3,300	24,684
STEC Inc. (a)	6,300	102,942
Stratasys Inc. (a)	5,214	90,098
SuccessFactors Inc. (a)	11,673	193,538
Super Micro Computer Inc. (a)	5,907	65,686
Supertex Inc. (a)	2,780	82,844
Support.com Inc. (a)	11,300	29,832
Switch & Data Facilities Co. (a)	5,174	104,567
Sycamore Networks Inc.	4,927	103,024
Symmetricom Inc. (a)	11,346	58,999
Symyx Technologies Inc. (a)	8,303	45,667
Synaptics Inc. (a)	8,524	261,261
Synchronoss Technologies Inc. (a)	4,800	75,888
SYNNEX Corp. (a)	4,905	150,387
Syntel Inc.	3,258	123,902
Take-Two Interactive Software Inc. (a)	20,600	207,030
Taleo Corp. (a)	9,733	228,920
Technitrol Inc.	10,480	45,902

See accompanying notes to financial statements.	103

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2009

	Shares	Value
Common Stocks (Cont.)
Information Technology (Cont.)
TechTarget (a)	2,726	$15,347
Techwell Inc. (a)	3,754	49,553
Tekelec (a)	16,819	256,994
TeleCommunication Systems Inc. Class A (a)	9,800	94,864
TeleTech Holdings Inc. (a)	8,305	166,349
Terremark Worldwide Inc. (a)	14,593	99,816
Tessera Technologies Inc. (a)	12,272	285,569
THQ Inc. (a)	17,309	87,237
TIBCO Software Inc. (a)	44,402	427,591
Tier Technologies Inc. Class B (a)	4,300	34,400
TiVo Inc. (a)	27,340	278,321
TNS Inc. (a)	6,315	162,232
Travelzoo Inc. (a)	1,300	15,977
Trident Microsystems Inc. (a)	16,084	29,916
TriQuint Semiconductor Inc. (a)	37,241	223,446
TTM Technologies Inc. (a)	11,060	127,522
Tyler Technologies Inc. (a)	7,990	159,081
Ultimate Software Group Inc. (a)	6,233	183,063
Ultratech Inc. (a)	6,079	90,334
Unica Corp. (a)	3,400	26,350
Unisys Corp. (a)	10,679	411,782
United Online Inc.	21,456	154,269
Universal Display Corp. (a)	7,433	91,872
UTStarcom Inc. (a)	28,543	62,509
ValueClick Inc. (a)	21,964	222,276
VASCO Data Security International Inc. (a)	6,902	43,277
Veeco Instruments Inc. (a)	9,602	317,250
VeriFone Holdings Inc. (a)	17,900	293,202
ViaSat Inc. (a)	6,364	202,248
Virage Logic Corp. (a)	3,800	20,900
Virtusa Corp. (a)	3,400	30,804
Vocus Inc. (a)	4,300	77,400
Volterra Semiconductor Corp. (a)	5,821	111,299
Web.com Group Inc. (a)	6,800	44,404
Websense Inc. (a)	10,802	188,603
White Electronic Designs Corp. (a)	5,400	25,218
Wright Express Corp. (a)	9,698	308,978
X-Rite Inc. (a)	6,000	13,080
Zix Corp. (a)	17,300	29,583
Zoran Corp. (a)	13,294	146,899
Zygo Corp. (a)	3,800	25,574

		43,232,288

Materials (4.67%)
A. Schulman Inc.	6,018	121,443
AEP Industries Inc. (a)	1,400	53,592
Allied Nevada Gold Corp. (a)	13,808	208,225
AM Castle & Co.	4,189	57,347
AMCOL International Corp.	6,044	171,770
American Vanguard Corp.	5,013	41,608
Ampal-American Israel Corp. Class A (a)	5,000	13,500
Arch Chemicals Inc.	6,382	197,076
Balchem Corp.	4,592	153,878

	Shares	Value
Common Stocks (Cont.)
Materials (Cont.)
Boise Inc. (a)	7,096	$37,680
Brush Engineered Materials Inc. (a)	5,152	95,518
Buckeye Technologies Inc. (a)	9,680	94,477
Bway Holding Co. (a)	1,900	36,518
Calgon Carbon Corp. (a)	14,052	195,323
Century Aluminum Co. (a)	14,100	228,279
China Green Agriculture Inc. (a)	2,491	36,618
China Precision Steel Inc. (a)	8,500	17,425
Clearwater Paper Corp. (a)	2,938	161,502
Coeur d’Alena Mines Corp. (a)	19,046	343,971
Deltic Timber Corp.	2,730	126,071
Domtar Corp. (a)	10,541	584,077
Ferro Corp.	21,217	174,828
General Moly Inc. (a)	16,300	33,904
General Steel Holdings Inc. (a)	4,200	18,522
Glatfelter	11,596	140,891
Graphic Packaging Holding Co. (a)	28,660	99,450
Hawkins Inc.	2,165	47,262
Haynes International Inc.	3,100	102,207
HB Fuller Co.	11,954	271,954
Headwaters Inc. (a)	14,620	95,322
Hecla Mining Co. (a)	59,753	369,274
Horsehead Holding Corp. (a)	10,929	139,345
ICO Inc.	7,300	53,363
Innophos Holdings Inc.	4,400	101,156
Innospec Inc.	5,939	59,925
Kaiser Aluminum Corp.	3,900	162,318
Kapstone Paper and Packaging Corp. (a)	7,673	75,579
Koppers Holdings Inc.	5,119	155,822
Landec Corp. (a)	6,700	41,808
Louisiana-Pacific Corp. (a)	31,710	221,336
LSB Industries Inc. (a)	4,400	62,040
Minerals Technologies Inc.	4,609	251,052
Myers Industries Inc.	8,045	73,210
Neenah Paper Inc.	3,553	49,564
NewMarket Corp.	2,533	290,712
NL Industries Inc.	1,843	12,790
Olin Corp.	19,810	347,071
Olympic Steel Inc.	2,300	74,934
OM Group Inc. (a)	7,691	241,420
Omnova Solutions Inc. (a)	10,758	65,947
Paramount Gold and Silver Corp. (a)	16,300	23,635
Pegasus Wireless Corp. Warrants (a) (b)	1,190	0
PolyOne Corp. (a)	23,048	172,169
Quaker Chemical Corp.	2,800	57,792
Rock-Tenn Co. Class A	9,722	490,086
Rockwood Holdings Inc. (a)	12,425	292,733
RTI International Metals Inc. (a)	7,574	190,638
Schweitzer-Mauduit International Inc.	4,431	311,721
Sensient Technologies Corp.	12,353	324,884
ShengdaTech Inc. (a)	6,932	42,493
Silgan Holdings Inc.	6,640	384,323
Solutia Inc. (a)	30,190	383,413
Spartech Corp.	7,804	80,069

104	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2009

	Shares	Value
Common Stocks (Cont.)
Materials (Cont.)
Stepan Co.	1,851	$119,963
Stillwater Mining Co. (a)	10,399	98,583
STR Holdings Inc. (a)	2,785	43,752
Sutor Technology Group Ltd. (a)	1,900	5,054
Texas Industries Inc.	5,927	207,386
U.S. Concrete Inc. (a)	9,500	8,645
United States Lime & Minerals Inc. (a)	400	13,812
Universal Stainless & Alloy Products Inc. (a)	1,624	30,629
US Gold Corp. (a)	20,500	50,840
Wausau Paper Corp.	11,126	129,062
Westlake Chemical Corp.	5,000	124,650
Worthington Industries Inc.	15,196	198,612
WR Grace & Co. (a)	18,287	463,574
Zep Inc.	5,331	92,333
Zoltek Companies Inc. (a)	7,105	67,497

		11,217,252

Telecommunication Services (0.98%)
AboveNet Inc. (a)	3,294	214,242
Alaska Communications Systems Group Inc.	11,279	90,006
Atlantic Tele-Network Inc.	2,249	123,718
Cbeyond Inc. (a)	5,900	92,925
Cincinnati Bell Inc. (a)	50,085	172,793
Cogent Communications Group Inc. (a)	11,400	112,404
Consolidated Communications Holdings Inc.	6,008	105,140
General Communication Inc. Class A (a)	10,782	68,789
Global Crossing Ltd. (a)	7,300	104,025
HickoryTech Corp.	3,100	27,373
inContact Inc. (a)	6,500	19,045
Iowa Telecommunications Services Inc.	8,397	140,734
Neutral Tandem Inc. (a)	8,000	182,000
NTELOS Holdings Corp.	7,700	137,214
PAETEC Holding Corp. (a)	31,326	130,003
Premiere Global Services Inc. (a)	15,540	128,205
Shenandoah Telecommunications Co.	6,038	122,873
SureWest Communications (a)	3,500	34,860
Syniverse Holdings Inc. (a)	17,269	301,862
USA Mobility Inc.	5,566	61,282

		2,369,493

Utilities (3.18%)
Allete Inc.	7,451	243,499
American States Water Co.	4,678	165,648
Artesian Resources Corp. Class A	1,686	30,871
Avista Corp.	13,606	293,754
Black Hills Corp.	9,889	263,344
Cadiz Inc. (a)	3,002	35,934
California Water Service Group	5,004	184,247
Central Vermont Public Service Corp.	2,927	60,882
CH Energy Group Inc.	4,026	171,186
Chesapeake Utilities Corp.	2,308	73,971

	Shares	Value
Common Stocks (Cont.)
Utilities (Cont.)
Cleco Corp.	15,280	$417,602
Connecticut Water Service Inc.	2,224	55,088
Consolidated Water Co. Ltd.	3,594	51,358
El Paso Electric Co. (a)	11,432	231,841
Empire District Electric Co.	9,330	174,751
Idacorp Inc.	11,755	375,572
Laclede Group Inc.	5,588	188,707
MGE Energy Inc.	5,859	209,401
Middlesex Water Co.	3,353	59,113
New Jersey Resources Corp.	10,676	399,282
Nicor Inc.	11,488	483,645
Northwest Natural Gas Co.	6,775	305,146
NorthWestern Corp.	9,111	237,068
Pennichuck Corp.	1,000	21,130
Piedmont Natural Gas Company Inc.	18,305	489,659
PNM Resources Inc.	21,370	270,330
Portland General Electric Co.	19,037	388,545
SJW Corp.	3,348	75,564
South Jersey Industries Inc.	7,598	290,092
Southwest Gas Corp.	11,124	317,368
Southwest Water Co.	6,615	38,962
U.S. Geothermal Inc. (a)	15,900	24,327
UIL Holdings Corp.	7,458	209,421
Unisource Energy Corp.	8,811	283,626
Unitil Corp.	2,623	60,277
WGL Holdings Inc.	12,752	427,702
York Water Co.	3,000	43,530

		7,652,443

Total Common Stocks
(cost $255,901,029)		236,544,290

See accompanying notes to financial statements.	105

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2009

	Shares	Value
Short-term Investments (1.36%)
JPMorgan U.S. Government Money Market Fund	2,581,964	$2,581,964

	Principal amount	Value
U.S. Treasury Bill (c)
0.122%, 05/06/2010	$680,000	$679,742

Total Short-term Investments
(cost $3,261,676)		3,261,706

TOTAL INVESTMENTS (99.77%)
(cost $259,162,705)		239,805,996
OTHER ASSETS, NET OF LIABILITIES (0.23%)		553,132

NET ASSETS (100.00%)		$240,359,128

(a)	Non-income producing security.

(b)	In accordance with the Trust’s Valuation Procedures, SFIMC determined the fair value for the security considering the facts and circumstances related to the particular security.

(c)	At December 31, 2009, this security has been pledged to cover, in whole or in part, initial margin requirements for open futures contracts.

106	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST INTERNATIONAL INDEX FUND

SCHEDULE OF INVESTMENTS

December 31, 2009

	Shares	Value
Common Stocks (a) (98.20%)
Australia (8.27%)
AGL Energy Ltd.	8,679	$109,089
Alumina Ltd. (b)	48,848	79,857
Amcor Ltd.	24,311	135,348
AMP Ltd.	39,728	239,971
Aristocrat Leisure Ltd.	7,763	27,810
Arrow Energy Ltd. (b)	11,464	42,635
Asciano Group (b)	53,419	86,481
Australia & New Zealand Banking Group Ltd.	49,361	1,005,901
Australian Stock Exchange	3,342	104,193
AXA Asia Pacific Holdings Ltd.	20,062	117,301
Bendigo and Adelaide Bank Ltd.	6,825	59,910
BGP Holdings PLC (b) (c)	183,756	0
BHP Billiton Ltd.	66,144	2,531,115
Billabong International Ltd.	3,939	38,540
BlueScope Steel Ltd.	35,892	98,896
Boral Ltd.	11,018	58,482
Brambles Ltd.	27,147	164,644
Caltex Australia Ltd. (b)	2,825	23,500
CFS Retail Property Trust	35,591	60,603
Coca-Cola Amatil Ltd.	10,682	110,137
Cochlear Ltd.	1,111	68,609
Commonwealth Bank of Australia	30,035	1,466,367
Computershare Ltd.	8,717	89,189
Crown Ltd.	9,361	66,981
CSL Ltd.	11,741	341,422
CSR Ltd.	28,430	45,778
Dexus Property Group	92,940	70,511
Energy Resources of Australia Ltd.	1,423	30,368
Fairfax Media Ltd.	39,734	61,759
Fortescue Metals Group Ltd. (b)	24,374	96,411
Foster’s Group Ltd.	38,123	187,535
Goodman Fielder Ltd.	25,344	36,906
Goodman Group	123,846	70,065
GPT Group	168,616	90,608
Harvey Norman Holdings Ltd.	10,827	40,817
Incitec Pivot Ltd.	31,921	100,970
Insurance Australia Group Ltd.	41,725	149,863
James Hardie Industries NV CDI (b)	8,492	64,593
Leighton Holdings Ltd.	2,966	100,543
Lend Lease Corp. Ltd.	8,573	79,137
Macquarie Airports	14,760	39,950
Macquarie Group Ltd.	6,558	280,986
Macquarie Infrastructure Group	44,552	53,063
Metcash Ltd.	15,386	61,694
Mirvac Group	49,761	69,429
National Australia Bank Ltd.	41,304	1,007,987
Newcrest Mining Ltd.	9,499	300,879
Nufarm Ltd.	3,378	32,790
Onesteel Ltd.	26,354	79,156
Orica Ltd.	7,234	168,191
Origin Energy Ltd.	17,413	261,984
OZ Minerals Ltd. (b)	64,753	69,019
Paladin Energy Ltd. (b)	12,671	47,300
Qantas Airways Ltd.	21,256	56,713
QBE Insurance Group Ltd.	19,965	455,609

	Shares	Value
Common Stocks (Cont.)
Australia (Cont.)
Rio Tinto Ltd.	8,645	$577,096
Santos Ltd.	16,177	203,743
Sims Group Ltd.	2,691	52,726
Sonic Healthcare Ltd.	7,081	97,523
SP Ausnet	28,464	23,359
Stockland	46,993	165,567
Suncorp-Metway Ltd.	24,834	192,264
Tabcorp Holding Ltd.	12,347	76,605
Tatts Group Ltd.	22,000	47,995
Telstra Corp. Ltd.	86,407	265,648
Toll Holdings Ltd.	13,029	101,743
Transurban Group	22,835	113,012
Wesfarmers Ltd.	19,806	553,674
Wesfarmers Ltd. PPS	2,984	83,320
Westfield Group	40,939	458,185
Westpac Banking Corp.	59,616	1,346,652
Woodside Petroleum Ltd.	10,698	451,158
Woolworths Ltd.	24,321	609,991
WorleyParsons Ltd.	3,279	85,141

		16,842,997

Austria (0.31%)
Erste Group Bank AG	3,440	127,827
Immoeast AG (b)	8,216	45,108
Oesterreichische Elektrizitaetswirtschafts AG (Verbund) Class A	1,590	67,419
OMV AG	2,980	130,751
Raiffeisen International Bank Holding AG	1,100	61,453
Telekom Austria AG	6,088	86,904
Vienna Insurance Group	730	37,470
VoestAlpine AG	2,208	80,666

		637,598

Belgium (0.96%)
Anheuser-Busch InBev NV	14,181	734,110
Belgacom SA	3,020	109,635
Colruyt SA	299	72,135
Compagnie Nationale a Portefeuille	695	36,983
Delhaize Group	2,025	154,911
Dexia SA (b)	10,397	65,446
Fortis (b)	43,871	162,395
Fortis Rights (b) (c)	45,805	0
Groupe Bruxelles Lambert SA	1,613	152,309
KBC GROEP NV (b)	3,243	139,336
Mobistar SA	588	40,310
Solvay SA	1,176	126,650
UCB SA	1,993	83,187
Umicore	2,263	75,491

		1,952,898

Denmark (0.85%)
A P Moller-Maersk A/S Class A	11	74,304
A P Moller-Maersk A/S Class B	26	182,673

See accompanying notes to financial statements.	107

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SCHEDULE OF INVESTMENTS (continued)

December 31, 2009

	Shares	Value
Common Stocks (Cont.)
Denmark (Cont.)
Carlsberg A/S Class B	2,093	$154,075
Coloplast A/S Class B	470	42,503
Danske Bank A/S (b)	8,935	200,585
DSV A/S (b)	3,960	71,766
H. Lundbeck A/S	1,046	18,898
Novo Nordisk A/S Class B	8,592	548,527
Novozymes A/S B Shares	870	90,513
Topdanmark A/S (b)	258	34,746
Trygvesta A/S	462	30,369
Vestas Wind Systems A/S (b)	4,012	244,262
William DeMant Holding (b)	484	36,380

		1,729,601

Finland (1.11%)
Elisa OYJ	2,608	59,526
Fortum OYJ	8,801	238,766
Kesko OYJ	1,244	41,080
Kone Corp. OYJ Class B	2,946	126,248
Metso OYJ	2,514	88,431
Neste Oil OYJ	2,575	45,758
Nokia OYJ	73,708	953,044
Nokian Renkaat OYJ	2,164	52,475
Orion OYJ Class B	1,774	38,259
Outokumpu OYJ	2,317	43,861
Pohjola Bank PLC	2,708	29,206
Rautaruukki OYJ	1,714	39,647
Sampo OYJ A Shares	8,132	198,095
Sanoma OYJ	1,601	36,121
Stora Enso OYJ R Shares (b)	11,310	79,326
UPM-Kymmene OYJ	10,269	122,086
Wartsila OYJ Class B	1,653	66,258

		2,258,187

France (10.48%)
Accor SA	2,885	157,873
Aeroports de Paris (ADP)	610	49,031
Air France-KLM (b)	2,563	40,222
Air Liquide SA	4,917	584,769
Alcatel-Lucent (b)	45,554	153,391
Alstom SA	3,970	277,645
Atos Origin SA (b)	891	40,820
AXA	33,479	786,053
bioMerieux	271	31,663
BNP Paribas	18,668	1,480,710
Bouygues	4,397	227,757
Bureau Veritas SA	958	49,938
Cap Gemini SA	2,819	128,603
Carrefour SA	12,501	599,633
Casino Guichard Perrachon SA	1,087	96,846
Christian Dior SA	1,255	128,612
CNP Assurances	737	71,368
Compagnie de Saint-Gobain	7,585	411,458
Compagnie Generale de Geophysique-Veritas (b)	2,735	58,137
Compagnie Generale des Etablissements Michelin Class B	2,900	222,108

	Shares	Value
Common Stocks (Cont.)
France (Cont.)
Credit Agricole SA	18,288	$320,952
Dassault Systemes SA	1,270	72,320
Eiffage SA	792	44,639
Electricite de France	4,750	282,308
Eramet	115	36,015
Essilor International SA	3,963	237,033
Eurazeo	541	37,526
European Aeronautic Defence and Space Co.	8,031	161,432
Eutelsat Communications	1,935	62,083
Fonciere des Regions	461	47,139
Fonciere des Regions Warrants (b)	461	389
France Telecom SA	36,694	916,920
GDF Suez	24,486	1,060,760
GDF Suez Strip VVPR (b)	1,554	2
Gecina SA	370	40,232
Groupe DANONE	10,844	664,757
Hermes International SCA	1,038	138,181
ICADE	390	37,340
Iliad SA	316	37,763
Imerys SA	666	39,871
Ipsen SA	497	27,558
JC Decaux SA (b)	1,333	32,356
Klepierre	1,797	72,806
Lafarge SA	3,940	324,475
Lagardere SCA	2,310	93,522
Legrand SA	2,050	57,055
L’Oreal SA	4,710	526,040
LVMH Moet Hennessy Louis Vuitton SA	4,831	541,689
M6 Metropole Television	1,286	32,914
Natixis (b)	16,715	83,464
Neopost SA	646	53,318
PagesJaunes Groupe	2,658	29,627
Pernod Ricard SA	4,020	343,749
Peugeot SA (b)	2,951	99,205
PPR SA	1,498	179,813
Publicis Groupe	2,320	94,332
Renault SA (b)	3,654	187,450
Safran SA	3,698	72,256
Sanofi-Aventis	20,758	1,632,468
Schneider Electric SA	4,644	539,970
SCOR SE	3,304	83,003
SES FDR	5,395	121,535
Societe BIC SA	555	38,342
Societe des Autoroutes Paris-Rhin-Rhone (b)	446	34,339
Societe Generale	12,398	861,412
Societe Television Francaise 1	2,490	45,730
Sodexo	1,878	106,858
STMicroelectronics NV	13,194	121,916
Suez Environnement SA	5,452	125,718
Technip SA	2,032	142,965
Thales SA	1,824	93,745
Total SA	41,621	2,673,314
Unibail-Rodamco	1,743	382,902
Vallourec SA	1,115	201,724

108	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST INTERNATIONAL INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2009

	Shares	Value
Common Stocks (Cont.)
France (Cont.)
Veolia Environnement	7,864	$259,222
Vinci SA	8,634	485,844
Vivendi	24,156	716,944

		21,353,879

Germany (7.59%)
Adidas AG	3,812	206,479
Allianz SE Reg.	8,937	1,107,831
BASF SE	18,082	1,119,108
Bayer AG	16,308	1,305,024
Bayerische Motoren Werke (BMW) AG	6,449	293,573
Beiersdorf AG	1,725	113,694
Celesio AG	1,639	41,500
Commerzbank AG (b)	14,046	117,885
Daimler AG Registered Shares	17,788	947,453
Deutsche Bank AG Reg.	11,711	828,085
Deutsche Boerse AG	3,869	320,391
Deutsche Lufthansa AG Reg.	4,688	79,160
Deutsche Post AG	16,772	324,149
Deutsche Postbank AG (b)	1,741	56,876
Deutsche Telekom AG	55,709	817,241
E.On AG	37,461	1,572,390
Fraport AG	731	37,741
Fresenius Medical Care AG & Co. KGaA	3,771	200,040
Fresenius SE	567	35,370
GEA Group AG	3,071	68,410
Hannover Rueckversicherung AG Reg. (b)	1,196	55,878
HeidelbergCement AG	2,788	192,879
Henkel AG & Co. KGaA	2,555	114,467
Hochtief AG	824	62,844
Infineon Technologies AG (b)	21,442	119,290
K+S Group AG	3,440	196,195
Linde AG	2,998	361,206
MAN AG	2,090	162,168
Merck KGaA	1,295	121,429
Metro AG	2,235	136,498
Muenchener Rueckversicherungs Gesellschaft AG Reg.	3,900	607,463
Puma AG	98	32,623
RWE AG	8,250	800,599
Salzgitter AG	770	75,451
SAP AG	16,847	803,150
Siemens AG	16,238	1,490,176
Solarworld AG	1,777	39,107
Suedzucker AG	1,382	28,795
ThyssenKrupp AG	6,603	248,222
TUI AG (b)	2,691	22,498
United Internet AG Reg. (b)	2,599	34,250
Volkswagen AG	872	96,616
Wacker Chemie AG	323	56,182

		15,450,386

Greece (0.50%)
Alpha Bank AE (b)	9,158	106,867
Bank of Cyprus Public Company Ltd.	11,432	80,042

	Shares	Value
Common Stocks (Cont.)
Greece (Cont.)
Coca-Cola Hellenic Bottling Co. SA	3,632	$82,677
EFG Eurobank Ergasias (b)	6,342	70,877
Hellenic Petroleum SA	1,566	17,533
Hellenic Telecommunications Organization SA	4,860	71,332
Marfin Investment Group SA (b)	12,670	35,915
National Bank of Greece SA (b)	11,960	307,275
OPAP SA	4,510	99,086
Piraeus Bank SA (b)	5,948	68,256
Public Power Corp. SA (b)	2,317	42,971
Titan Cement Co. SA	1,014	29,410

		1,012,241

Hong Kong (2.30%)
ASM Pacific Technology	4,000	37,819
Bank of East Asia Ltd.	29,166	114,580
BOC Hong Kong Holdings Ltd.	74,500	167,377
Cathay Pacific Airways Ltd. (b)	21,494	39,916
Cheung Kong Holdings Ltd.	27,364	351,632
Cheung Kong Infrastructure Holdings Ltd.	9,175	34,890
Chinese Estates Holdings Ltd.	12,000	20,446
CLP Holdings Ltd.	40,005	270,736
Esprit Holdings Ltd.	23,055	152,962
Foxconn International Holdings Ltd. (b)	42,000	48,351
Hang Lung Group Ltd.	16,000	79,128
Hang Lung Properties Ltd.	41,000	160,734
Hang Seng Bank Ltd.	15,343	225,726
Henderson Land Development Co. Ltd.	20,755	155,096
Hong Kong & China Gas Co. Ltd.	77,520	194,432
Hong Kong Aircraft Engineering Co. Ltd.	1,200	15,524
Hong Kong Exchanges & Clearing Ltd.	20,000	355,848
Hongkong Electric Holdings Ltd.	27,982	152,426
Hopewell Holdings	12,000	38,691
Hutchison Whampoa Ltd.	41,700	285,306
Hysan Development Co. Ltd.	12,577	35,594
Kerry Properties Ltd.	14,657	74,135
Li & Fung Ltd.	44,620	184,478
Lifestyle International Holdings Ltd.	13,000	24,167
Link REIT	41,586	106,116
Mongolia Energy Corp. Ltd. (b)	59,958	30,508
MTR Corp.	27,603	95,094
New World Development Co. Ltd.	47,978	97,750
NWS Holdings Ltd.	16,000	29,366
Orient Overseas International Ltd.	4,400	20,404
PCCW Ltd.	68,000	16,378
Sands China Ltd. (b)	39,653	48,381
Shangri-La Asia Ltd.	26,108	48,915
Sino Land Co. Ltd.	34,634	66,678
Sun Hung Kai Properties Ltd.	28,000	416,335
Swire Pacific Ltd. Class A	15,321	185,282
Television Broadcasts Ltd.	6,000	28,826
Wharf Holdings Ltd.	27,000	154,953
Wheelock and Co. Ltd.	18,000	54,905

See accompanying notes to financial statements.	109

STATE FARM MUTUAL FUND TRUST INTERNATIONAL INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2009

	Shares	Value
Common Stocks (Cont.)
Hong Kong (Cont.)
Wing Hang Bank Ltd.	3,718	$34,601
Yue Yuen Industrial Holdings Ltd.	12,000	34,746

		4,689,232

Ireland (0.27%)
Anglo Irish Bank Corporation Ltd. (b) (c)	15,614	0
CRH PLC (Dublin)	13,656	371,299
Elan Corp. PLC (b)	9,533	60,163
Kerry Group PLC Class A	2,787	81,963
Ryanair Holdings PLC (b)	7,328	34,558

		547,983

Italy (3.42%)
A2A SpA	20,416	42,833
Assicurazioni Generali SpA	23,139	623,373
Atlantia SpA	5,090	133,114
Autogrill SpA (b)	2,144	27,024
Banca Carige SpA	13,189	35,207
Banca Monte Dei Paschi di Siena SpA	43,130	75,398
Banca Popolare di Milano Scarl	7,817	55,538
Banco Popolare Societa Cooperativa (b)	12,247	91,745
Enel SpA	129,700	750,884
Eni SpA	51,254	1,305,224
EXOR SpA	1,287	25,067
Fiat SpA (b)	15,079	220,665
Finmeccanica SpA	8,141	130,345
Fondiaria Sai SpA	1,245	19,792
Intesa Sanpaolo (b)	152,084	684,381
Intesa Sanpaolo RSP	18,229	61,077
Italcementi SpA	1,612	22,050
Luxottica Group SpA	2,126	54,969
Mediaset SpA	14,001	115,115
Mediobanca SpA (b)	9,401	111,681
Mediobanca SpA Warrants (b)	8,954	1,390
Mediolanum SpA	4,581	28,616
Parmalat SpA	33,164	92,717
Pirelli & Co. SpA (b)	53,335	31,941
Prysmian SpA	1,945	33,950
Saipem SpA	5,316	183,458
Snam Rete Gas SpA	27,921	138,660
Telecom Italia RNC SpA	121,317	134,745
Telecom Italia SpA	199,111	310,602
Tenaris SA	9,333	201,135
Terna - Rete Elettrica Nationale SpA	24,998	107,506
UBI Banca - Unione di Banche Italiane ScpA	11,420	163,694
UniCredit SpA (b)	280,809	938,957
Unipol Gruppo Finanziario SpA (b)	17,287	23,647

		6,976,500

Japan (20.53%)
77 Bank Ltd.	7,000	37,243
ABC-Mart Inc.	400	11,096
Acom Co. Ltd.	860	13,093

	Shares	Value
Common Stocks (Cont.)
Japan (Cont.)
Advantest Corp.	3,300	$85,968
Aeon Co. Ltd.	12,300	99,834
Aeon Credit Service Co. Ltd.	1,200	11,585
Aeon Mall Co. Ltd.	1,400	27,123
Aioi Insurance Co. Ltd.	10,000	47,934
Air Water Inc.	2,769	32,616
Aisin Seiki Co. Ltd.	3,900	112,675
Ajinomoto Co. Inc.	13,000	122,355
Alfresa Holdings Corp.	700	27,832
All Nippon Airways Co. Ltd.	17,000	46,143
Amada Co. Ltd.	7,000	43,845
Aozora Bank Ltd. (b)	12,000	12,755
Asahi Breweries Ltd.	7,900	145,497
Asahi Glass Co. Ltd.	20,000	190,241
Asahi Kasei Corp.	25,000	125,262
ASICS Corp.	3,000	26,925
Astellas Pharma Inc.	8,998	335,705
Bank of Kyoto Ltd.	6,000	48,496
Bank of Yokohama Ltd.	25,000	113,987
Benesse Corp.	1,500	62,716
Bridgestone Corp.	12,100	213,442
Brother Industries Ltd.	4,200	48,302
Canon Inc.	21,000	893,308
Canon Marketing Japan Inc.	1,500	22,104
Casio Computer Co. Ltd.	4,800	38,426
Central Japan Railway Co.	30	200,799
Chiba Bank Ltd.	15,000	89,717
Chiyoda Corp.	3,077	23,765
Chubu Electric Power Co. Inc.	13,000	310,122
Chugai Pharmaceutical Co. Ltd.	4,300	80,374
Chugoku Bank Ltd.	4,000	49,607
Chugoku Electric Power Co. Inc.	5,400	103,130
Chuo Mitsui Trust Holdings Inc.	18,000	60,636
Citizen Holdings Co. Ltd.	6,300	36,406
Coca-Cola West Co. Ltd.	1,000	17,644
Cosmo Oil Co. Ltd.	13,000	27,316
Credit Saison Co. Ltd.	2,800	31,358
Dai Nippon Printing Co. Ltd.	11,000	140,251
Daicel Chemical Industries Ltd.	5,000	29,370
Daido Steel Co. Ltd.	5,000	18,562
Daihatsu Motor Co. Ltd.	4,000	39,984
Daiichi Sanyko Co. Ltd.	13,140	275,565
Daikin Industries Ltd.	4,600	181,687
Dainippon Sumitomo Pharma Co. Ltd.	3,000	31,487
Daito Trust Construction Co. Ltd.	1,500	71,023
Daiwa House Industry Co. Ltd.	10,000	107,527
Daiwa Securities Group Inc.	33,000	166,077
DeNA Co. Ltd.	5	29,619
Denki Kagaku Kogyo KK	10,000	44,705
Denso Corp.	9,500	287,062
Dentsu Inc.	3,116	71,740
Dowa Holdings Co. Ltd.	5,000	27,665
Dowa Holdings Co. Ltd. Warrants (b) (c)	4,000	0
East Japan Railway Co.	6,713	424,804
Eisai Co. Ltd.	5,000	183,831

110	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST INTERNATIONAL INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2009

	Shares	Value
Common Stocks (Cont.)
Japan (Cont.)
Electric Power Development Co. Ltd.	2,700	$76,769
Elpida Memory Inc. (b)	3,500	57,043
FamilyMart Co. Ltd.	1,000	29,522
Fanuc Ltd.	3,800	354,167
Fast Retailing Co. Ltd.	900	169,145
Fuji Electric Holdings Co. Ltd. (b)	10,000	17,294
Fuji Heavy Industries Ltd. (b)	11,000	53,750
Fuji Media Holdings Inc.	8	11,085
FUJIFILM Holdings Corp.	9,100	274,826
Fujitsu Ltd.	37,000	240,071
Fukuoka Financial Group Inc.	16,000	55,760
Furukawa Electric Co. Ltd.	13,000	54,292
GS Yuasa Corp.	7,000	51,749
Gunma Bank Ltd.	8,000	40,915
Hachijuni Bank Ltd., The	8,549	49,889
Hakuhodo DY Holdings Inc.	400	19,484
Hankyu Hanshin Holdings Inc.	22,000	98,122
Hino Motors Ltd. (b)	4,000	13,839
Hirose Electric Co. Ltd.	600	62,910
Hiroshima Bank Ltd., The	9,000	34,679
Hisamitsu Pharmaceutical Co. Inc.	1,200	38,754
Hitachi Chemical Co. Ltd.	2,100	42,799
Hitachi Construction Machinery Co. Ltd.	2,200	57,668
Hitachi High-Technologies Corp.	1,500	29,761
Hitachi Ltd. (b)	88,000	270,523
Hitachi Metals Ltd.	3,000	28,863
Hokkaido Electric Power Co. Inc.	3,800	68,935
Hokuhoku Financial Group Inc.	23,000	47,026
Hokuriku Electric Power Co.	3,800	82,969
Honda Motor Co. Ltd.	32,600	1,106,075
Hoya Corp.	8,300	221,465
Ibiden Co. Ltd.	2,500	89,661
Idemitsu Kosan Co. Ltd.	400	23,352
IHI Corp. (b)	28,000	44,653
INPEX Corp.	16	120,978
Isetan Mitsukoshi Holdings Ltd.	7,240	65,372
Isuzu Motors Ltd. (b)	21,000	39,447
Ito En Ltd.	1,300	19,576
Itochu Corp.	30,000	221,603
Itochu Techno-Solutions Corp.	700	18,797
Iyo Bank Ltd.	5,000	40,677
J. Front Retailing Co. Ltd.	9,600	42,396
JAFCO Co. Ltd.	500	12,101
Japan Airlines Corp. (b)	15,000	10,783
Japan Petroleum Exploration Co.	500	22,046
Japan Prime Realty Investment Corp.	10	20,779
Japan Real Estate Investment Corp.	9	66,346
Japan Retail Fund Investment Corp.	6	26,983
Japan Steel Works Ltd.	6,000	76,506
Japan Tobacco Inc.	88	297,131
JFE Holdings Inc.	9,700	383,430
JGC Corp.	4,000	73,711
Joyo Bank Ltd.	12,000	48,222
JS Group Corp.	4,800	82,631
JSR Corp.	3,500	71,231

	Shares	Value
Common Stocks (Cont.)
Japan (Cont.)
JTEKT Corp.	4,000	$51,447
Jupiter Telecommunications Co. Ltd.	45	44,529
Kajima Corp.	15,000	30,350
Kamigumi Co. Ltd.	5,000	36,484
Kaneka Corp.	6,000	38,228
Kansai Electric Power Co. Inc.	15,000	338,498
Kansai Paint Co. Ltd.	4,000	33,522
Kao Corp.	10,700	250,773
Kawasaki Heavy Industries Ltd.	28,000	71,070
Kawasaki Kisen Kaisha Ltd. (b)	13,000	37,145
KDDI Corp.	57	301,912
Keihin Electric Express Railway Co. Ltd.	9,000	66,254
Keio Corp.	11,000	66,379
Keisei Electric Railway Co. Ltd.	6,000	32,823
Keyence Corp.	770	159,808
Kikkoman Corp.	3,000	36,759
Kinden Corp.	3,000	25,421
Kintetsu Corp.	32,000	106,067
Kirin Holdings Co. Ltd.	17,000	272,629
Kobe Steel Ltd. (b)	50,000	90,610
Koito Manufacturing Company Ltd.	1,924	30,880
Komatsu Ltd.	18,600	389,376
Konami Corp.	2,000	35,709
Konica Minolta Holdings Inc.	9,500	97,900
Kubota Corp.	22,000	201,868
Kuraray Co. Ltd.	6,500	76,503
Kurita Water Industries Ltd.	2,200	69,119
Kyocera Corp.	3,200	281,825
Kyowa Hakko Kirin Co. Ltd.	5,000	52,874
Kyushu Electric Power Co. Ltd.	7,300	150,357
Lawson Inc.	1,300	57,415
Mabuchi Motor Co. Ltd.	600	29,737
Makita Corp.	2,200	75,566
Marubeni Corp.	32,000	176,767
Marui Group Co. Ltd.	3,700	22,782
Maruichi Steel Tube Ltd.	600	11,980
Matsui Securities Co. Ltd.	1,900	13,238
Mazda Motor Corp. (b)	29,000	66,683
McDonald’s Holdings Company Ltd. (Japan)	1,500	28,689
Mediceo Paltac Holdings Co. Ltd.	2,900	35,945
MEIJI Holdings Company Ltd. (b)	1,268	47,917
Minebea Co. Ltd.	7,000	37,985
Mitsubishi Chemical Holdings Corp.	24,500	104,329
Mitsubishi Corp.	25,200	627,696
Mitsubishi Electric Corp. (b)	38,000	282,289
Mitsubishi Estate Co. Ltd.	23,000	367,215
Mitsubishi Gas Chemical Co. Inc.	8,000	40,314
Mitsubishi Heavy Industries Ltd.	60,000	211,618
Mitsubishi Logistics Corp.	2,000	23,595
Mitsubishi Materials Corp. (b)	21,000	51,361
Mitsubishi Motors Corp. (b)	71,000	98,686
Mitsubishi Rayon Co. Ltd.	11,000	44,246
Mitsubishi Tanabe Pharma Corp.	5,000	62,389
Mitsubishi UFJ Financial Group Inc.	248,100	1,222,087

See accompanying notes to financial statements.	111

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SCHEDULE OF INVESTMENTS (continued)

December 31, 2009

	Shares	Value
Common Stocks (Cont.)
Japan (Cont.)
Mitsubishi UFJ Lease & Finance Co. Ltd.	1,160	$34,946
Mitsui & Co. Ltd.	34,000	482,328
Mitsui Chemicals Inc.	13,000	33,661
Mitsui Engineering & Shipbuilding Co. Ltd.	16,000	38,535
Mitsui Fudosan Co. Ltd.	16,000	270,532
Mitsui Mining & Smelting Co. Ltd. (b)	13,000	33,788
Mitsui OSK Lines Ltd.	23,000	121,501
Mitsui Sumitomo Insurance Group Holdings Inc.	8,200	209,438
Mitsumi Electric Co. Ltd.	1,400	24,728
Mizuho Financial Group Inc.	269,599	484,820
Mizuho Trust & Banking Co. Ltd. (b)	28,000	26,123
Murata Manufacturing Co. Ltd.	4,200	209,610
Namco Bandai Holdings Inc.	4,000	38,212
NEC Corp. (b)	40,000	103,397
NGK Insulators Ltd.	5,000	109,347
NGK Spark Plug Co. Ltd.	3,000	34,033
NHK Spring Co. Ltd.	3,000	27,932
Nidec Corp.	2,100	194,088
Nikon Corp.	6,400	126,377
Nintendo Co. Ltd.	2,000	477,674
Nippon Building Fund Inc.	10	76,001
Nippon Electric Glass Co. Ltd.	6,500	89,465
Nippon Express Co. Ltd.	17,000	70,206
Nippon Meat Packers Inc.	3,000	34,732
Nippon Mining Holdings Inc.	18,500	79,398
Nippon Oil Corp.	24,000	111,267
Nippon Paper Group Inc.	1,700	43,385
Nippon Sheet Glass Co. Ltd.	14,000	40,121
Nippon Steel Corp.	101,000	409,251
Nippon Telegraph & Telephone Corp.	10,313	407,395
Nippon Yusen Kabushiki Kaish	21,000	64,677
NIPPONKOA Insurance Co. Ltd.	13,000	74,016
Nishi-Nippon City Bank Ltd.	12,000	29,384
Nissan Chemical Industries Ltd.	3,000	42,763
Nissan Motor Co. Ltd. (b)	48,900	429,729
Nissay Dowa General Insurance Company Ltd.	3,000	14,395
Nissha Printing Company Ltd.	533	26,257
Nisshin Seifun Group Inc.	3,800	51,353
Nisshin Steel Co. Ltd.	15,000	26,519
Nisshinbo Industries Inc.	3,000	27,796
Nissin Foods Holdings Co. Ltd.	1,400	45,731
Nitori Co. Ltd.	750	55,824
Nitto Denko Corp.	3,200	114,956
NOK Corp.	2,300	31,723
Nomura Holdings Inc.	70,700	525,773
Nomura Real Estate Holdings Inc.	1,800	26,702
Nomura Real Estate Office Fund Inc.	6	32,632
Nomura Research Institute Ltd.	2,000	39,332
NSK Ltd.	9,000	66,042
NTN Corp.	9,000	40,664
NTT Data Corp.	25	77,522
NTT DoCoMo Inc.	304	424,228
NTT Urban Development Corp.	17	11,348

	Shares	Value
Common Stocks (Cont.)
Japan (Cont.)
Obayashi Corp.	13,000	$44,250
OBIC Co. Ltd.	150	24,490
Odakyu Electric Railway Co. Ltd.	12,000	92,092
Oji Paper Co. Ltd.	16,000	67,038
Olympus Corp.	4,300	138,636
Omron Corp.	4,200	75,536
Ono Pharmaceutical Co. Ltd.	1,600	68,685
Oracle Corp. Japan	700	29,166
Oriental Land Co. Ltd.	1,000	65,799
Orix Corp.	2,070	140,934
Osaka Gas Co. Ltd.	38,000	128,071
OTSUKA Corp.	400	19,951
Panasonic Corp.	39,000	561,460
Panasonic Electric Works Co. Ltd.	7,400	89,658
Rakuten Inc. (b)	145	110,393
Resona Holdings Inc.	9,495	96,467
Ricoh Co. Ltd.	13,000	186,274
RINNAI Corp.	700	33,827
Rohm Co. Ltd.	1,900	123,999
Sankyo Co. Ltd.	1,000	50,073
Santen Pharmaceutical Co. Ltd.	1,400	44,972
Sanyo Electric Co. Ltd. (b)	35,000	64,649
Sapporo Hokuyo Holdings Inc.	5,000	18,148
Sapporo Holdings Ltd.	5,000	27,551
SBI Holdings Inc.	347	62,125
Secom Co. Ltd.	4,200	199,490
Sega Sammy Holdings Inc.	3,826	45,785
Seiko Epson Corp.	2,900	46,865
Sekisui Chemical Co. Ltd.	9,000	55,988
Sekisui House Ltd.	11,000	99,862
Senshu Ikeda Holdings Inc. (b)	9,679	35,334
Seven & I Holdings Co. Ltd.	15,180	309,952
Seven Bank Ltd.	11	21,960
Sharp Corp.	20,000	252,566
Shikoku Electric Power Co. Inc.	3,400	87,848
Shimadzu Corp.	5,000	33,303
Shimamura Co. Ltd.	400	38,219
Shimano Inc.	1,400	56,521
Shimizu Corp.	12,000	43,102
Shin-Etsu Chemical Co. Ltd.	8,100	457,313
Shinko Electric Industries Co. Ltd.	1,300	18,924
Shinko Securities Co. Ltd.	10,000	30,260
Shinsei Bank Ltd. (b)	21,000	22,878
Shionogi & Co. Ltd.	6,000	130,088
Shiseido Co. Ltd.	7,000	134,533
Shizuoka Bank Ltd.	12,000	104,455
Showa Denko K.K.	26,000	51,780
Showa Shell Sekiyu K.K.	3,400	27,711
SMC Corp.	1,100	125,600
Softbank Corp.	14,900	349,297
Sojitz Corp.	22,200	42,005
Sompo Japan Insurance Inc.	18,000	116,054
Sony Corp.	19,800	575,621
Sony Financial Holdings Inc.	18	46,844
Square Enix Holdings Co. Ltd.	1,200	25,316
Stanley Electric Co. Ltd.	2,800	56,793

112	See accompanying notes to financial statements.

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SCHEDULE OF INVESTMENTS (continued)

December 31, 2009

	Shares	Value
Common Stocks (Cont.)
Japan (Cont.)
SUMCO Corp.	2,300	$40,642
Sumitomo Chemical Co. Ltd.	32,000	140,399
Sumitomo Corp.	22,200	226,057
Sumitomo Electric Industries Ltd.	15,100	188,084
Sumitomo Heavy Industries Ltd. (b)	12,000	60,752
Sumitomo Metal Industries Ltd.	68,000	182,787
Sumitomo Metal Mining Co. Ltd.	11,000	162,333
Sumitomo Mitsui Financial Group Inc.	18,112	519,730
Sumitomo Realty & Development Co. Ltd.	8,000	151,020
Sumitomo Rubber Industries Ltd.	3,000	26,080
Sumitomo Trust & Banking Co. Ltd.	28,000	137,481
Suruga Bank Ltd.	4,000	34,857
Suzuken Co. Ltd.	1,380	45,385
Suzuki Motor Corp.	7,000	172,389
Sysmex Corp.	668	34,928
T&D Holdings Inc.	5,550	114,138
Taiheiyo Cement Corp. (b)	17,000	19,393
Taisei Corp.	18,000	30,884
Taisho Pharmaceutical Co. Ltd.	2,000	34,411
Taiyo Nippon Sanso Corp.	6,000	63,856
Takashimaya Co. Ltd.	6,000	38,230
Takeda Pharmaceutical Co. Ltd.	14,800	609,778
TDK Corp.	2,200	134,447
Teijin Ltd.	18,000	58,156
Terumo Corp.	3,400	204,918
THK Co. Ltd.	2,200	39,122
Tobu Railway Co. Ltd.	15,000	78,304
Toho Co. Ltd.	2,200	35,736
Toho Gas Co. Ltd.	9,000	47,821
Tohoku Electric Power Co. Inc.	8,500	168,448
Tokio Marine Holdings Inc.	14,200	387,507
Tokuyama Corp.	6,000	33,549
Tokyo Electric Power Co. Inc.	24,000	602,362
Tokyo Electron Ltd.	3,400	218,239
Tokyo Gas Co. Ltd.	45,000	179,623
Tokyo Steel Manufacturing Co. Ltd.	2,200	24,767
Tokyo Tatemono Co. Ltd.	6,000	23,080
Tokyu Corp.	23,000	91,589
Tokyu Land Corp.	9,000	33,432
TonenGeneral Sekiyu KK	6,000	50,133
Toppan Printing Co. Ltd.	11,000	89,564
Toray Industries Inc.	26,000	141,456
Toshiba Corp. (b)	80,000	443,912
Tosoh Corp.	11,000	30,379
Toto Ltd.	5,000	31,793
Toyo Seikan Kaisha Ltd.	3,100	47,226
Toyo Suisan Kaisha Ltd.	2,000	46,121
Toyoda Gosei Co. Ltd.	1,200	36,353
Toyota Boshoku Corp.	1,400	31,258
Toyota Industries Corp.	3,400	101,545
Toyota Motor Corp.	57,800	2,436,903
Toyota Tsusho Corp.	4,500	66,589
Trend Micro Inc. (b)	2,000	75,968
Tsumura & Co.	1,100	35,561
UBE Industries Ltd.	21,000	57,456

	Shares	Value
Common Stocks (Cont.)
Japan (Cont.)
Unicharm Corp.	800	$74,997
UNY Co. Ltd.	3,000	21,156
Ushio Inc.	2,000	33,352
USS Co. Ltd.	490	29,913
West Japan Railway Co.	34	113,990
Yahoo! Japan Corp.	287	86,292
Yakult Honsha Co. Ltd.	2,000	60,549
Yamada Denki Co. Ltd.	1,720	116,034
Yamaguchi Financial Group Inc.	4,000	37,131
Yamaha Corp.	2,900	34,941
Yamaha Motor Co. Ltd. (b)	4,600	58,177
Yamato Holdings Co. Ltd.	7,400	103,008
Yamato Kogyo Co. Ltd.	800	26,156
Yamazaki Baking Co. Ltd.	3,000	35,683
Yaskawa Electric Corp.	5,000	41,653
Yokogawa Electric Corp.	5,000	44,159

		41,816,840

Netherlands (3.07%)
Aegon NV (b)	30,991	198,454
Akzo Nobel NV	4,546	301,468
ArcelorMittal	16,930	773,807
ASML Holding NV - NY Reg.	8,401	286,825
Corio NV	1,061	72,286
Fugro NV	1,390	79,841
Heineken Holding NV	2,185	91,384
Heineken NV	4,767	226,306
ING Groep NV (b)	72,396	697,202
Koninklijke Ahold NV	23,481	311,093
Koninklijke Boskalis Westminster NV CVA	1,135	43,694
Koninklijke DSM NV	3,061	150,398
Koninklijke KPN NV	32,918	559,523
Koninklijke Philips Electronics NV	19,043	562,898
Koninklijke Vopak NV (b)	618	48,979
QIAGEN NV (b)	4,488	101,072
Randstad Holding NV (b)	2,085	103,744
Reed Elsevier NV	14,355	176,126
SBM Offshore NV	3,176	62,313
TNT NV	7,421	227,999
Unilever NV CVA	32,137	1,045,956
Wolters Kluwer - CVA	5,640	123,346

		6,244,714

New Zealand (0.10%)
Auckland International Airport Ltd.	13,850	20,249
Contact Energy Ltd. (b)	6,441	28,674
Fletcher Building Ltd.	12,031	69,414
Sky City Entertainment Group Ltd.	9,546	22,799
Telecom Corp. of New Zealand Ltd.	36,499	65,568

		206,704

Norway (0.78%)
DnB NOR ASA (b)	17,878	193,006
Norsk Hydro ASA (b)	12,904	108,399

See accompanying notes to financial statements.	113

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SCHEDULE OF INVESTMENTS (continued)

December 31, 2009

	Shares	Value
Common Stocks (Cont.)
Norway (Cont.)
Orkla ASA	15,094	$148,085
Renewable Energy Corp. AS (b)	6,530	50,408
SeaDrill Ltd.	5,473	139,249
StatoilHydro ASA	22,004	548,771
Telenor ASA (b)	16,358	228,516
Yara International ASA	3,708	167,955

		1,584,389

Portugal (0.31%)
Banco Comercial Portugues SA - R	48,650	58,631
Banco Espirito Santo SA Reg.	10,333	67,299
Brisa	3,802	39,067
CIMPOR-Cimentos de Portugal SGPS SA	4,266	39,211
EDP Renovaveis SA (b)	4,124	39,102
Energias de Portugal SA	35,026	155,938
Galp Energia SGPS SA B Shares	3,096	53,476
Jeronimo Martins SGPS SA	4,129	41,294
Portugal Telecom SGPS SA	11,569	141,166

		635,184

Singapore (1.44%)
Ascendas Real Estate Investment Trust	30,000	47,094
Capitaland Ltd.	50,000	148,328
Capitamall Trust	45,000	57,437
CapitaMalls Asia Ltd. (b)	26,807	48,468
City Developments Ltd.	10,000	81,765
Comfortdelgro Corp. Ltd.	36,000	41,875
Cosco Corp. Singapore Ltd.	22,000	18,447
DBS Group Holdings Ltd.	33,333	362,362
Fraser and Neave Ltd.	18,894	56,163
Genting Singapore PLC (b)	94,000	86,595
Golden Agri-Resources Ltd. (b)	125,330	45,164
Golden Agri-Resources Ltd. Warrants (b)	7,284	726
Jardine Cycle & Carriage Ltd.	2,863	54,663
Keppel Corp. Ltd.	25,000	145,628
Neptune Orient Lines Ltd.	21,000	24,510
Noble Group Ltd.	28,400	65,143
Olam International Ltd.	21,798	40,955
Oversea-Chinese Banking Corp.	50,306	323,927
Sembcorp Industries Ltd.	18,220	47,609
Sembcorp Marine Ltd.	16,800	43,834
Singapore Airlines Ltd.	10,267	108,738
Singapore Exchange Ltd.	17,000	100,099
Singapore Press Holdings Ltd.	30,000	78,097
Singapore Technologies Engineering Ltd.	26,000	59,841
Singapore Telecommunications Ltd.	156,450	344,599
StarHub Ltd.	9,000	13,745
United Overseas Bank Ltd.	23,392	325,611
UOL Group Ltd.	10,639	30,660
Wilmar International Ltd.	25,000	113,675
Yangzijiang Shipbuilding Holdings Ltd.	32,548	27,800

		2,943,558

	Shares	Value
Common Stocks (Cont.)
Spain (4.55%)
Abertis Infraestructuras SA	5,444	$123,084
Acciona SA	520	67,968
Acerinox SA	2,699	56,366
ACS Actividades de Construccion y Servicios SA	2,847	142,315
Banco Bilbao Vizcaya Argentaria SA	70,096	1,277,501
Banco de Sabadell SA	17,382	96,551
Banco de Valencia SA	4,078	31,000
Banco Popular Espanol SA	17,175	126,158
Banco Santander SA (Madrid)	160,834	2,657,728
Bankinter SA	5,346	55,077
Cintra Concesiones de Infraestructuras de Transporte SA	8,549	100,967
Criteria Caixacorp SA	17,157	81,265
Enagas	3,658	81,092
Fomento de Construcciones y Contratas SA	821	34,812
Gamesa Corp Tecnologica SA	3,697	62,285
Gas Natural SDG SA	4,496	96,913
Gestevision Telecinco SA	2,014	29,294
Grifols SA	2,522	44,284
Iberdrola Renovables	17,272	82,249
Iberdrola SA	72,400	693,791
Iberia Lineas Aereas de Espana SA (b)	8,355	22,664
Indra Sistemas SA	2,042	48,334
Industria de Diseno Textil SA	4,355	271,980
Mapfre SA	14,396	60,456
Mapfre SA New (b)	319	1,221
Red Electrica Corporacion SA	2,126	118,636
Repsol YPF SA	14,566	390,873
Sacyr Vallehermoso SA (b)	1,823	20,922
Telefonica SA	83,465	2,336,106
Zardoya Otis SA	2,471	48,095

		9,259,987

Sweden (2.49%)
Alfa Laval AB	6,399	88,490
ASSA ABLOY AB Class B	6,180	119,058
Atlas Copco AB Class A	13,012	191,275
Atlas Copco AB Class B	7,734	100,844
Electrolux AB Series B (b)	4,726	111,057
Getinge AB B Shares	4,151	79,334
Hennes & Mauritz AB (H&M) B Shares	10,092	559,467
Holmen AB Class B	1,148	29,248
Husqvarna AB B Shares (b)	8,301	60,899
Investor AB B Shares	8,793	162,866
Lundin Petroleum AB (b)	4,349	34,312
Millicom International Cellular SA SDR	1,490	110,575
Nordea Bank AB	63,649	644,892
Sandvik AB	19,912	239,779
Scania AB Class B	6,576	84,924
Securitas AB Class B	5,799	56,794
Skandinaviska Enskilda Banken AB Class A (b)	29,943	185,104
Skanska AB Class B	7,727	131,112

114	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST INTERNATIONAL INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2009

	Shares	Value
Common Stocks (Cont.)
Sweden (Cont.)
SKF AB B Shares	7,849	$135,345
SSAB Svenskt Stal AB Series A	3,593	61,023
SSAB Svenskt Stal AB Series B	1,516	23,480
Svenska Cellulosa AB B Shares	11,099	147,980
Svenska Handelsbanken AB A Shares	9,669	275,468
Swedbank AB - A Shares (b)	12,042	118,559
Swedish Match AB	4,878	106,649
Tele2 AB Class B	6,180	94,933
Telefonaktiebolaget LM Ericsson B Shares	58,775	541,086
TeliaSonera AB	44,302	320,197
Volvo AB A Shares	8,734	74,445
Volvo AB B Shares	21,504	184,440

		5,073,635

Switzerland (7.61%)
ABB Ltd. Reg. (b)	43,463	837,502
Actelion Ltd. Reg. (b)	1,966	105,005
Adecco SA Reg.	2,414	133,168
Aryzta AG	946	35,233
Aryzta AG (Dublin)	692	25,496
Baloise Holding AG Reg.	1,017	84,439
BKW FMB Energie AG	259	20,185
Compagnie Financiere Richemont SA Class A	10,357	348,273
Credit Suisse Group AG Reg.	22,183	1,098,975
Geberit AG Reg. (b)	780	138,277
Givaudan SA Reg. (b)	149	119,225
Holcim Ltd. Reg. (b)	4,891	380,116
Julius Baer Group Ltd.	4,170	146,652
Julius Baer Holding AG Reg.	4,170	50,495
Kuehne & Nagel International AG Reg. (b)	1,048	101,896
Lindt & Spruengli AG	18	38,646
Lindt & Spruengli AG Reg.	2	49,116
Logitech International SA (b)	3,540	61,401
Lonza Group AG Reg. (b)	919	64,752
Nestle SA	68,385	3,318,970
Nobel Biocare Holding AG Reg.	2,315	77,587
Novartis AG	41,605	2,272,017
Pargesa Holding SA	481	41,850
Roche Holding AG	13,853	2,369,040
Schindler Holding AG	932	71,363
Schindler Holding AG Reg.	442	33,339
SGS SA Reg (b)	108	140,992
Sonova Holding AG Reg. (b)	898	108,793
Straumann Holding AG	153	42,972
Swatch Group AG Reg., The	842	40,079
Swatch Group AG, The	607	153,644
Swiss Life Holding AG Reg. (b)	569	72,398
Swiss Reinsurance	6,872	329,201
Swisscom AG	466	177,971
Syngenta AG Reg.	1,858	524,714
Synthes Inc.	1,150	150,752
UBS AG Reg. (b)	70,395	1,096,206

	Shares	Value
Common Stocks (Cont.)
Switzerland (Cont.)
Zurich Financial Services AG Reg.	2,887	$631,166

		15,491,906

United Kingdom (21.26%)
3i Group PLC	19,493	88,259
Admiral Group PLC	3,507	67,056
AMEC PLC	6,411	81,679
Anglo American PLC (b)	25,920	1,122,533
Antofagasta PLC	7,711	122,663
Associated British Foods PLC	7,001	92,815
AstraZeneca PLC	28,593	1,343,793
Autonomy Corp. PLC (b)	4,323	104,982
Aviva PLC	53,863	342,631
BAE Systems PLC	69,169	400,329
Balfour Beatty PLC	13,210	54,972
Barclays PLC	225,019	991,538
BG Group PLC	66,235	1,195,959
BHP Billiton PLC	43,466	1,385,697
BP PLC	369,597	3,568,896
British Airways PLC (b)	11,408	34,311
British American Tobacco PLC	39,434	1,280,161
British Land Co. PLC	16,990	130,830
British Sky Broadcasting Group PLC	22,072	199,372
BT Group PLC	153,338	333,944
Bunzl PLC	6,336	68,874
Burberry Group PLC	8,296	79,680
Cable & Wireless PLC	50,992	116,004
Cadbury PLC	27,007	347,246
Cairn Energy PLC (b)	27,800	149,346
Capita Group PLC	12,147	146,876
Carnival PLC (b)	3,227	109,938
Carphone Warehouse Group PLC	9,089	27,400
Centrica PLC	100,537	455,387
Cobham PLC	22,769	91,971
Compass Group PLC	36,566	261,685
Diageo PLC	49,403	861,892
Drax Group PLC	7,535	50,235
Eurasian Natural Resources Corp.	5,030	73,677
Experian PLC	20,696	204,429
FirstGroup PLC	10,020	68,543
Fresnillo PLC	3,255	41,345
G4S PLC	24,429	102,396
GlaxoSmithKline PLC	102,380	2,171,061
Hammerson PLC	13,755	93,623
Home Retail Group PLC	17,524	79,480
HSBC Holdings PLC	341,944	3,901,016
ICAP PLC	10,458	72,129
Imperial Tobacco Group PLC	19,944	629,181
Inmarsat PLC	8,616	96,010
InterContinental Hotels Group PLC	5,127	73,665
International Power PLC	29,137	145,187
Invensys PLC	15,644	75,260
Investec PLC	8,387	57,306
J Sainsbury PLC	23,788	124,035

See accompanying notes to financial statements.	115

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SCHEDULE OF INVESTMENTS (continued)

December 31, 2009

	Shares	Value
Common Stocks (Cont.)
United Kingdom (Cont.)
Johnson Matthey PLC	4,169	$102,843
Kazakhmys PLC (b)	4,199	88,908
Kingfisher PLC	45,735	168,360
Land Securities Group PLC	14,931	164,339
Legal & General Group PLC	116,052	149,298
Liberty International PLC	9,823	81,211
Lloyds TSB Group PLC (b)	752,953	605,811
London Stock Exchange Group PLC	2,778	32,082
London Stock Exchange Group PLC Deferred Shares (b) (c)	3,964	0
Lonmin PLC (b)	3,149	98,965
Man Group PLC	33,793	166,781
Marks & Spencer Group PLC	31,416	202,977
National Grid PLC	48,605	530,520
Next PLC	3,841	128,428
Old Mutual PLC (b)	103,153	180,641
Pearson PLC	16,252	233,021
Petrofac Ltd.	4,099	68,617
Prudential PLC	50,194	513,799
Randgold Resources Ltd.	1,757	139,912
Reckitt Benckiser Group PLC	12,049	652,214
Reed Elsevier PLC	24,041	197,366
Resolution Ltd. (b)	45,582	65,850
Rexam PLC	17,552	82,054
Rio Tinto PLC	27,025	1,459,265
Rolls-Royce Group PLC (b)	36,961	287,831
Royal Bank of Scotland Group PLC (b)	330,515	153,428
Royal Dutch Shell PLC Class A	69,901	2,115,222
Royal Dutch Shell PLC Class B	53,120	1,547,027
RSA Insurance Group PLC	68,745	133,557
SABMiller PLC	18,631	547,642
Sage Group PLC	25,250	89,417
Schroders PLC	2,454	52,446
Scottish & Southern Energy PLC	17,955	336,078
SEGRO PLC	14,566	80,794
Serco Group PLC	9,463	80,703
Severn Trent PLC	4,796	83,801
Shire Ltd.	11,168	218,222
Smith & Nephew PLC	17,226	177,194
Smiths Group PLC	7,547	123,031
Standard Chartered PLC	39,753	1,003,601
Standard Life PLC	43,075	149,615
Tesco PLC	156,715	1,081,144
Thomas Cook Group PLC	16,975	62,709
Tomkins PLC	18,435	57,287
Tui Travel PLC	11,100	45,491
Tullow Oil PLC	15,715	329,708
Unilever PLC	25,336	812,155
United Utilities Group PLC	13,279	106,142
United Utilities Group PLC Deferred Shares (b) (c)	18,501	0
Vedanta Resources PLC	2,654	111,006
Vodafone Group PLC	1,037,103	2,401,634
Whitbread PLC	3,486	79,103
William Morrison Supermarkets PLC	42,644	190,262
Wolseley PLC (b)	5,461	109,312
WPP PLC	24,441	239,040

	Shares	Value
Common Stocks (Cont.)
United Kingdom (Cont.)
Xstrata PLC (b)	37,522	$669,246

		43,304,407

Total Common Stocks
(cost $187,874,490)		200,012,826

Preferred Stocks (a) (0.35%)
Germany (0.35%)
Bayerische Moteren Werke (BMW) AG PFD	1,043	34,523
Fresenius SE PFD	1,631	117,083
Henkel AG & Co. KGaA PFD	3,521	184,899
Porsche Automobil Holding SE PFD	1,700	106,308
RWE AG-Non Voting PFD	765	68,097
Volkswagen AG PFD	2,088	196,955

		707,865

Total Preferred Stocks
(cost $563,527)		707,865

116	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST INTERNATIONAL INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2009

	Principal amount	Value
Repurchase Agreement (0.23%)
State Street Bank & Trust Repurchase Agreement, (d) 0.005%, agreement date 12/31/2009, to be repurchased at $465,886 on 01/04/2010	$465,885	$465,885

Total Repurchase Agreement
(cost $465,885)		465,885

TOTAL INVESTMENTS (98.78%)
(cost $188,903,902)		201,186,576
CASH (e) AND OTHER ASSETS, NET OF LIABILITIES (1.22%)		2,479,501

NET ASSETS (100.00%)		$203,666,077

(a)	The Fund used values provided by an independent statistical fair value service to fair value the securities primarily traded on exchanges that closed before the regular close of trading of the New York Stock Exchange. This method of fair valuing foreign securities was established in the Valuation Procedures adopted by the Board of Trustees.

(b)	Non-income producing security.

(c)	In accordance with the Trust’s Valuation Procedures, SFIMC determined the fair value for the security considering the facts and circumstances related to the particular security. The fair value for this security was not determined using the Trust’s independent statistical fair value service.

(d)	Repurchase agreement is fully collateralized by a U.S. Government Agency security with a coupon rate of 4.00%, a maturity date of September 25, 2039 and a market value of $478,298 as of December 31, 2009.

(e)	At December 31, 2009, cash in the amount of $1,313,308 has been pledged to cover, in whole or in part, initial margin requirements for open futures contracts.

FDR – Fiduciary Depository Receipt

SDR – Swedish Depository Receipt

INTERNATIONAL INDEX FUND FOREIGN CURRENCY DENOMINATIONS

Currency	Value	%
Euro	$67,062,918	33.33
British Pound	43,304,407	21.53
Japanese Yen	41,816,840	20.79
Australian Dollar	16,842,997	8.37
Swiss Franc	15,466,410	7.69
Swedish Krona	5,073,635	2.52
Hong Kong Dollar	4,689,232	2.33
Singapore Dollar	2,943,558	1.46
Danish Krone	1,729,601	0.86
Norwegian Krone	1,584,389	0.79
United States Dollar	465,885	0.23
New Zealand Dollar	206,704	0.10

Total Investments	$201,186,576	100.00%

INTERNATIONAL INDEX FUND SECTOR CLASSIFICATIONS

Sector	Value	%
Financials	$51,016,065	25.05
Industrials	22,492,890	11.04
Materials	20,775,782	10.20
Consumer Staples	20,215,123	9.93
Consumer Discretionary	19,499,371	9.57
Health Care	16,882,635	8.29
Energy	16,762,102	8.23
Utilities	11,779,918	5.78
Telecommunication Services	11,690,327	5.74
Information Technology	9,606,478	4.72

Total Stocks	200,720,691	98.55
Repurchase Agreement	465,885	0.23
Cash and Other Assets, Net of Liabilities	2,479,501	1.22

Net Assets	$203,666,077	100.00%

See accompanying notes to financial statements.	117

STATE FARM MUTUAL FUND TRUST EQUITY AND BOND FUND

SCHEDULE OF INVESTMENTS

December 31, 2009

	Shares	Value
Registered Investment Companies (99.83%)
State Farm Mutual Fund Trust Bond Fund Institutional Shares (a)	5,401,880	$58,718,433
State Farm Mutual Fund Trust Equity Fund Institutional Shares (a)	18,484,455	95,194,944

Total Registered Investment Companies
(cost $191,576,487)		153,913,377

TOTAL INVESTMENTS (99.83%)
(cost $191,576,487)		153,913,377
CASH AND OTHER ASSETS, NET OF LIABILITIES (0.17%)		264,051

NET ASSETS (100.00%)		$154,177,428

(a)	The Equity and Bond Fund’s investment adviser is an affiliate of the issuer.

118	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST BOND FUND

SCHEDULE OF INVESTMENTS

December 31, 2009

	Principal amount	Value
Corporate Bonds (48.24%)
Aerospace/Defense (0.54%)
General Dynamics Corp.
4.250%, 05/15/2013	$1,000,000	$1,054,260
Northrop Grumman Corp.
3.700%, 08/01/2014	500,000	501,922
5.050%, 08/01/2019	500,000	510,578

		2,066,760

Agriculture, Foods, & Beverage (3.93%)
WM Wrigley Jr. Co.
4.300%, 07/15/2010	1,000,000	1,009,607
ConAgra Inc.
7.875%, 09/15/2010	36,000	37,686
Kellogg Co.
6.600%, 04/01/2011	500,000	533,239
PepsiAmericas Inc.
5.625%, 05/31/2011	500,000	527,698
Hershey Co.
5.300%, 09/01/2011	500,000	529,676
General Mills Inc.
6.000%, 02/15/2012	500,000	539,838
Pepsico Inc.
5.150%, 05/15/2012	1,000,000	1,076,499
PepsiAmericas Inc.
5.750%, 07/31/2012	500,000	543,707
Bottling Group LLC
4.625%, 11/15/2012	500,000	535,990
Kellogg Co.
5.125%, 12/03/2012	500,000	542,632
Kraft Foods Inc.
6.000%, 02/11/2013	500,000	536,204
Pepsico Inc.
4.650%, 02/15/2013	500,000	534,083
HJ Heinz Co.
5.350%, 07/15/2013	1,000,000	1,074,986
Coca-Cola Bottling Co.
5.300%, 04/01/2015	500,000	526,370
Kellogg Co.
4.450%, 05/30/2016	1,000,000	1,029,770
Hershey Co.
5.450%, 09/01/2016	500,000	524,250
General Mills Inc.
5.700%, 02/15/2017	1,000,000	1,081,453
PepsiAmericas Inc.
5.000%, 05/15/2017	500,000	522,972
Coca-Cola Co.
5.350%, 11/15/2017	2,000,000	2,154,446
Kraft Foods Inc.
6.125%, 02/01/2018	500,000	525,771
Pepsico Inc.
7.900%, 11/01/2018	500,000	613,628

		15,000,505

Automotive (0.14%)
Daimler Chrysler North America
6.500%, 11/15/2013	500,000	548,118

	Principal amount	Value
Corporate Bonds (Cont.)
Banks (3.68%)
Wells Fargo & Co.
4.200%, 01/15/2010	$1,000,000	$1,000,871
Bank of America Corp.
4.250%, 10/01/2010	1,000,000	1,025,559
Wells Fargo & Co.
4.875%, 01/12/2011	500,000	518,050
Bank of New York Mellon Corp.
4.950%, 01/14/2011	1,000,000	1,040,762
Wachovia Corp.
5.350%, 03/15/2011	500,000	521,357
Charter One Bank FSB
5.500%, 04/26/2011	1,000,000	1,021,335
Royal Bank of Canada
5.650%, 07/20/2011	500,000	533,846
Barclays Bank PLC
5.450%, 09/12/2012	1,000,000	1,081,435
Deutsche Bank AG London
5.375%, 10/12/2012	500,000	539,778
Wachovia Corp.
5.700%, 08/01/2013	500,000	537,770
Mellon Funding Corp.
5.200%, 05/15/2014	500,000	536,392
US Bank NA
4.950%, 10/30/2014	500,000	530,306
Fifth Third Bank
4.750%, 02/01/2015	500,000	473,577
SunTrust Banks Inc.
5.000%, 09/01/2015	500,000	484,586
Wachovia Bank NA
5.600%, 03/15/2016	500,000	511,440
Wells Fargo Bank NA
5.750%, 05/16/2016	500,000	518,342
Wachovia Corp.
5.750%, 06/15/2017	500,000	519,979
Deutsche Bank AG London
6.000%, 09/01/2017	1,000,000	1,090,222
Suntrust Banks Inc.
6.000%, 09/11/2017	500,000	495,622
KFW
4.875%, 06/17/2019	1,000,000	1,056,724

		14,037,953

Building Materials & Construction (1.72%)
Lafarge SA
6.150%, 07/15/2011	500,000	521,042
CRH America Inc.
5.625%, 09/30/2011	500,000	525,599
Cooper Industries Inc.
5.250%, 11/15/2012	1,000,000	1,073,088
Hanson Australia Funding
5.250%, 03/15/2013	500,000	492,500
Leggett & Platt Inc.
4.700%, 04/01/2013	500,000	519,894
CRH America Inc.
5.300%, 10/15/2013	1,000,000	1,042,180

See accompanying notes to financial statements.	119

STATE FARM MUTUAL FUND TRUST BOND FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2009

	Principal amount	Value
Corporate Bonds (Cont.)
Building Materials & Construction (Cont.)
Masco Corp.
4.800%, 06/15/2015	$500,000	$459,630
Hanson PLC
6.125%, 08/15/2016	1,000,000	955,000
CRH America Inc.
6.000%, 09/30/2016	500,000	522,230
Masco Corp.
5.850%, 03/15/2017	500,000	465,229

		6,576,392

Chemicals (1.67%)
Air Products & Chemicals Inc.
4.125%, 12/01/2010	1,000,000	1,015,830
E.I. du Pont de Nemours and Co.
5.000%, 01/15/2013	500,000	535,467
4.125%, 03/06/2013	500,000	521,183
Rohm & Haas Co.
5.600%, 03/15/2013	500,000	527,714
E.I. du Pont de Nemours and Co.
4.875%, 04/30/2014	500,000	533,286
Praxair Inc.
5.375%, 11/01/2016	1,000,000	1,061,291
Rohm & Haas Co.
6.000%, 09/15/2017	500,000	515,966
E.I. du Pont de Nemours and Co.
6.000%, 07/15/2018	500,000	545,584
PPG Industries Inc.
7.400%, 08/15/2019	500,000	557,475
Dow Chemical Co., The
7.375%, 11/01/2029	500,000	545,940

		6,359,736

Commercial Service/Supply (1.09%)
RR Donnelley & Sons Co.
4.950%, 05/15/2010	500,000	503,570
Dun & Bradstreet Corp.
5.500%, 03/15/2011	500,000	520,833
Pitney Bowes Inc.
4.625%, 10/01/2012	500,000	531,861
RR Donnelley & Sons Co.
4.950%, 04/01/2014	1,000,000	1,000,303
Pitney Bowes Inc.
4.875%, 08/15/2014	500,000	523,800
5.750%, 09/15/2017	500,000	535,720
Cintas Corp. No. 2
6.125%, 12/01/2017	500,000	532,807

		4,148,894

Computers (0.43%)
International Business Machines Corp.
4.950%, 03/22/2011	500,000	521,998
6.500%, 10/15/2013	500,000	571,380
5.700%, 09/14/2017	500,000	546,654

		1,640,032

	Principal amount	Value
Corporate Bonds (Cont.)
Consumer & Marketing (2.66%)
Clorox Co.
4.200%, 01/15/2010	$500,000	$500,455
Newell Rubbermaid Inc.
4.000%, 05/01/2010	142,000	143,051
Avon Products Inc.
5.125%, 01/15/2011	500,000	520,640
Whirlpool Corp.
6.125%, 06/15/2011	1,000,000	1,039,322
Reed Elsevier Capital
4.625%, 06/15/2012	500,000	519,738
Clorox Co.
5.450%, 10/15/2012	1,000,000	1,075,163
Avery Dennison Corp.
4.875%, 01/15/2013	500,000	515,098
Procter & Gamble Co., The
4.950%, 08/15/2014	1,000,000	1,087,989
Clorox Co.
5.000%, 01/15/2015	500,000	530,670
Procter & Gamble Co., The
3.150%, 09/01/2015	1,000,000	1,008,398
Estee Lauder Co. Inc.
5.550%, 05/15/2017	1,000,000	1,022,990
Kimberly-Clark Corp.
6.125%, 08/01/2017	500,000	554,284
Danaher Corp.
5.625%, 01/15/2018	500,000	534,406
Kimberly-Clark Corp.
6.250%, 07/15/2018	1,000,000	1,116,011

		10,168,215

Electronic/Electrical Manufacturing (0.65%)
Emerson Electric Co.
7.125%, 08/15/2010	315,000	328,671
General Electric Co.
5.000%, 02/01/2013	500,000	528,980
Emerson Electric Co.
4.500%, 05/01/2013	500,000	530,401
4.750%, 10/15/2015	1,000,000	1,075,943

		2,463,995

Financial Services (3.12%)
Citigroup Inc.
4.125%, 02/22/2010	1,000,000	1,003,637
John Deere Capital Corp.
4.875%, 10/15/2010	1,000,000	1,034,697
General Electric Capital Corp.
4.875%, 10/21/2010	1,000,000	1,034,145
American Express Credit
5.000%, 12/02/2010	1,000,000	1,032,233
John Deere Capital Corp.
5.650%, 07/25/2011	500,000	532,968
American Express Co.
5.250%, 09/12/2011	500,000	524,300
AMB Property L.P.
6.300%, 06/01/2013	1,000,000	1,027,360

120	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST BOND FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2009

	Principal amount	Value
Corporate Bonds (Cont.)
Financial Services (Cont.)
JPMorgan Chase & Co.
5.375%, 01/15/2014	$500,000	$535,288
General Electric Capital Corp.
4.875%, 03/04/2015	500,000	519,400
Verizon Global Funding Corp.
4.900%, 09/15/2015	500,000	530,699
JPMorgan Chase Bank NA
5.875%, 06/13/2016	500,000	524,654
General Electric Capital Corp.
5.400%, 02/15/2017	500,000	510,296
Caterpillar Financial Services Corp.
5.850%, 09/01/2017	500,000	533,574
JPMorgan Chase Bank NA
6.000%, 10/01/2017	1,000,000	1,070,674
ProLogis
6.625%, 05/15/2018	500,000	474,186
Simon Property Group Inc.
6.125%, 05/30/2018	1,000,000	1,015,988

		11,904,099

Forest Products & Paper (0.26%)
International Paper Co.
5.250%, 04/01/2016	500,000	505,180
Willamette Industries Inc.
9.000%, 10/01/2021	500,000	505,650

		1,010,830

Health Care (5.73%)
Genentech Inc.
4.400%, 07/15/2010	1,000,000	1,020,584
Medtronic Inc.
4.375%, 09/15/2010	500,000	513,296
Abbott Laboratories
5.600%, 05/15/2011	750,000	795,470
Johnson & Johnson
5.150%, 08/15/2012	500,000	543,434
AstraZeneca PLC
5.400%, 09/15/2012	500,000	546,176
Merck & Co. Inc.
4.375%, 02/15/2013	500,000	526,390
Wyeth
5.500%, 03/15/2013	500,000	543,644
Becton Dickinson & Co.
4.550%, 04/15/2013	500,000	528,036
Johnson & Johnson
3.800%, 05/15/2013	1,000,000	1,053,066
Schering-Plough Corp.
5.550%, 12/01/2013	1,000,000	1,099,057
Pfizer Inc.
4.500%, 02/15/2014	1,000,000	1,059,929
GlaxoSmithKline
4.375%, 04/15/2014	1,000,000	1,049,005
AstraZeneca PLC
5.400%, 06/01/2014	1,000,000	1,096,406
Boston Scientific Corp.
5.450%, 06/15/2014	1,000,000	1,050,000

	Principal amount	Value
Corporate Bonds (Cont.)
Health Care (Cont.)
Amgen Inc.
4.850%, 11/18/2014	$500,000	$538,290
Merck & Co. Inc.
4.750%, 03/01/2015	500,000	536,104
Baxter International Inc.
4.625%, 03/15/2015	1,000,000	1,060,124
Medtronic Inc.
4.750%, 09/15/2015	500,000	539,776
Abbott Laboratories
5.875%, 05/15/2016	750,000	827,242
Baxter International Inc.
5.900%, 09/01/2016	500,000	550,857
Eli Lilly & Co.
5.200%, 03/15/2017	2,000,000	2,117,632
Wyeth
5.450%, 04/01/2017	500,000	532,918
Amgen Inc.
5.850%, 06/01/2017	500,000	546,376
Johnson & Johnson
5.550%, 08/15/2017	500,000	551,503
AstraZeneca PLC
5.900%, 09/15/2017	500,000	555,586
Schering-Plough Corp.
6.000%, 09/15/2017	500,000	555,372
Becton Dickinson & Co.
5.000%, 05/15/2019	1,000,000	1,027,021
Baxter International Inc.
4.500%, 08/15/2019	500,000	500,367

		21,863,661

Machinery & Manufacturing (3.53%)
United Technologies Corp.
4.375%, 05/01/2010	500,000	507,254
Deere & Co.
7.850%, 05/15/2010	500,000	513,402
Johnson Controls Inc.
5.250%, 01/15/2011	1,000,000	1,049,405
Bemis Co. Inc.
4.875%, 04/01/2012	500,000	519,774
Covidien International
5.450%, 10/15/2012	500,000	541,035
Goodrich Corp.
7.625%, 12/15/2012	500,000	559,900
Parker Hannifin Corp.
4.875%, 02/15/2013	500,000	523,190
Johnson Controls Inc.
4.875%, 09/15/2013	750,000	771,417
United Technologies Corp.
4.875%, 05/01/2015	1,000,000	1,073,395
Ingersoll-Rand Co. Ltd.
4.750%, 05/15/2015	1,000,000	1,012,000
Thermo Electron Corp.
5.000%, 06/01/2015	500,000	524,234
Dover Corp.
4.875%, 10/15/2015	1,000,000	1,083,014

See accompanying notes to financial statements.	121

STATE FARM MUTUAL FUND TRUST BOND FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2009

	Principal amount	Value
Corporate Bonds (Cont.)
Machinery & Manufacturing (Cont.)
Honeywell International Inc.
5.400%, 03/15/2016	$1,000,000	$1,085,548
Caterpillar Inc.
5.700%, 08/15/2016	500,000	540,906
Eaton Corp.
5.300%, 03/15/2017	1,000,000	1,024,082
Honeywell International Inc.
5.300%, 03/15/2017	500,000	527,218
Cooper U.S. Inc.
6.100%, 07/01/2017	500,000	546,230
Covidien International
6.000%, 10/15/2017	500,000	540,430
United Technologies Corp.
5.375%, 12/15/2017	500,000	532,824

		13,475,258

Media & Broadcasting (0.98%)
Walt Disney Co., The
5.700%, 07/15/2011	1,000,000	1,065,827
Thomson Corp.
5.700%, 10/01/2014	1,000,000	1,097,800
Walt Disney Co., The
5.625%, 09/15/2016	1,000,000	1,079,881
McGraw-Hill Companies Inc.
5.900%, 11/15/2017	500,000	508,578

		3,752,086

Mining & Metals (1.41%)
BHP Billiton Finance Ltd.
5.000%, 12/15/2010	500,000	520,474
BHP Billiton Finance USA Ltd.
5.125%, 03/29/2012	500,000	532,201
BHP Finance USA
4.800%, 04/15/2013	500,000	532,203
Barrick Gold Finance Inc.
4.875%, 11/15/2014	1,000,000	1,049,900
Alcan Inc.
5.000%, 06/01/2015	1,000,000	1,026,655
Alcoa Inc.
5.550%, 02/01/2017	500,000	497,154
BHP Billiton Finance USA Ltd.
5.400%, 03/29/2017	500,000	535,688
Alcoa Inc.
5.870%, 02/23/2022	750,000	696,440

		5,390,715

Oil & Gas (3.21%)
BP Capital Markets PLC
4.875%, 03/15/2010	1,000,000	1,009,268
Phillips Petroleum Co.
8.750%, 05/25/2010	500,000	516,659
Shell International Finance
5.625%, 06/27/2011	1,500,000	1,597,730
Marathon Oil Corp.
6.125%, 03/15/2012	500,000	537,452

	Principal amount	Value
Corporate Bonds (Cont.)
Oil & Gas (Cont.)
ConocoPhillips Canada
5.300%, 04/15/2012	$500,000	$535,922
National Fuel Gas Co.
5.250%, 03/01/2013	500,000	520,931
ConocoPhillips Australia Funding Co.
5.500%, 04/15/2013	500,000	542,976
Anadarko Petroleum Corp.
5.950%, 09/15/2016	1,000,000	1,081,697
ConocoPhillips Canada
5.625%, 10/15/2016	500,000	542,401
Apache Corp.
5.625%, 01/15/2017	500,000	532,996
Shell International Finance
5.200%, 03/22/2017	500,000	538,434
Canadian National Resources
5.700%, 05/15/2017	500,000	534,198
Weatherford International Inc.
6.350%, 06/15/2017	500,000	522,987
EOG Resources Inc.
5.875%, 09/15/2017	500,000	544,482
Husky Energy Inc.
6.200%, 09/15/2017	500,000	538,442
Encana Corp.
5.900%, 12/01/2017	500,000	537,732
Chevron Corp.
4.950%, 03/03/2019	1,000,000	1,053,368
ConocoPhillips
6.000%, 01/15/2020	500,000	554,008

		12,241,683

Retailers (3.19%)
Wal-Mart Stores Inc.
4.125%, 07/01/2010	1,000,000	1,019,663
Home Depot Inc.
4.625%, 08/15/2010	500,000	511,854
Safeway Inc.
4.950%, 08/16/2010	500,000	513,168
Albertson’s Inc.
7.500%, 02/15/2011	500,000	511,250
Home Depot Inc.
5.200%, 03/01/2011	500,000	518,842
CVS Corp.
5.750%, 08/15/2011	500,000	532,438
Costco Wholesale Corp.
5.300%, 03/15/2012	1,000,000	1,078,763
Lowe’s Companies Inc.
5.600%, 09/15/2012	500,000	549,534
Wal-Mart Stores Inc.
4.550%, 05/01/2013	1,000,000	1,065,455
McDonald’s Corp.
4.125%, 06/01/2013	1,000,000	1,045,566
Walgreen Co.
4.875%, 08/01/2013	500,000	536,922
Lowe’s Companies Inc.
5.000%, 10/15/2015	1,000,000	1,082,891

122	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST BOND FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2009

	Principal amount	Value
Corporate Bonds (Cont.)
Retailers (Cont.)
Target Corp.
5.875%, 07/15/2016	$1,000,000	$1,100,074
Lowe’s Companies Inc.
5.400%, 10/15/2016	500,000	535,710
McDonald’s Corp.
5.300%, 03/15/2017	500,000	530,698
Target Corp.
5.375%, 05/01/2017	500,000	536,570
CVS Caremark Corp.
5.750%, 06/01/2017	500,000	527,707

		12,197,105

Telecom & Telecom Equipment (2.35%)
Vodafone Group PLC
7.750%, 02/15/2010	500,000	503,820
Deutsche Telekom International Finance
8.500%, 06/15/2010	500,000	516,713
Verizon Communications
5.350%, 02/15/2011	1,000,000	1,042,744
Cisco Systems Inc.
5.250%, 02/22/2011	1,000,000	1,049,327
Vodafone Group PLC
5.500%, 06/15/2011	500,000	527,330
Telstra Corp. Ltd.
6.375%, 04/01/2012	500,000	543,396
Alltel Corp.
7.000%, 07/01/2012	500,000	551,550
Telefonica Emisiones SAU
5.855%, 02/04/2013	1,000,000	1,080,466
Vodafone Group PLC
4.150%, 06/10/2014	500,000	514,392
BellSouth Corp.
5.200%, 09/15/2014	1,000,000	1,070,993
SBC Communications Inc.
5.625%, 06/15/2016	1,000,000	1,074,241
Vodafone Group PLC
5.450%, 06/10/2019	500,000	517,756

		8,992,728

Utilities & Energy (7.95%)
Duke Energy Corp.
4.500%, 04/01/2010	500,000	504,756
Progress Energy Florida
4.500%, 06/01/2010	500,000	508,187
Commonwealth Edison Co.
4.740%, 08/15/2010	500,000	510,660
Puget Sound Energy Inc.
7.690%, 02/01/2011	500,000	530,800
Reliant Energy
7.750%, 02/15/2011	500,000	528,799
Appalachian Power Co.
5.550%, 04/01/2011	500,000	520,004
Commonwealth Edison Co.
5.400%, 12/15/2011	500,000	534,219

	Principal amount	Value
Corporate Bonds (Cont.)
Utilities & Energy (Cont.)
Oncor Electric Delivery
6.375%, 05/01/2012	$500,000	$540,023
Tampa Electric Co.
6.875%, 06/15/2012	500,000	539,940
Appalachian Power Co.
5.650%, 08/15/2012	500,000	535,132
Northern States Power Co.
8.000%, 08/28/2012	500,000	573,640
Southern California Gas
4.800%, 10/01/2012	500,000	535,216
Georgia Power Co.
5.125%, 11/15/2012	200,000	215,624
Virginia Electric & Power
5.100%, 11/30/2012	500,000	539,998
MidAmerican Energy Co.
5.125%, 01/15/2013	1,000,000	1,064,196
Florida Power Corp.
4.800%, 03/01/2013	500,000	526,201
Public Service of Colorado
4.875%, 03/01/2013	500,000	527,320
Peoples Gas Light & Coke Co.
4.625%, 05/01/2013	500,000	507,376
Wisconsin Electric Power
4.500%, 05/15/2013	1,000,000	1,028,414
Vectren Utility Holdings
5.250%, 08/01/2013	500,000	513,167
PSI Energy
5.000%, 09/15/2013	1,000,000	1,048,188
NSTAR Electric Co.
4.875%, 04/15/2014	1,000,000	1,060,509
Union Electric Co.
5.500%, 05/15/2014	500,000	523,728
Atmos Energy Corp.
4.950%, 10/15/2014	1,000,000	1,047,817
Union Electric Co.
4.750%, 04/01/2015	500,000	508,237
Commonwealth Edison Co.
4.700%, 04/15/2015	500,000	517,840
Southwestern Electric Power
5.375%, 04/15/2015	500,000	519,282
San Diego Gas & Electric
5.300%, 11/15/2015	500,000	547,470
Consolidated Edison Co. NY
5.375%, 12/15/2015	1,000,000	1,080,668
Virginia Electric & Power
5.400%, 01/15/2016	500,000	527,748
Ohio Power Co.
6.000%, 06/01/2016	500,000	530,084
Commonwealth Edison Co.
5.950%, 08/15/2016	500,000	535,328
Baltimore Gas & Electric Co.
5.900%, 10/01/2016	500,000	527,089
Consolidated Edison Co. NY
5.300%, 12/01/2016	500,000	520,686

See accompanying notes to financial statements.	123

STATE FARM MUTUAL FUND TRUST BOND FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2009

	Principal amount	Value
Corporate Bonds (Cont.)
Utilities & Energy (Cont.)
Georgia Power Co.
5.700%, 06/01/2017	$500,000	$542,540
Jersey Central Power & Light
5.650%, 06/01/2017	1,000,000	1,030,833
Atmos Energy Corp.
6.350%, 06/15/2017	500,000	530,564
Kansas City Power & Light Co.
5.850%, 06/15/2017	1,000,000	1,030,758
Union Electric Co.
6.400%, 06/15/2017	500,000	538,436
Florida Power Corp.
5.800%, 09/15/2017	500,000	542,066
Virginia Electric & Power
5.950%, 09/15/2017	500,000	541,826
NSTAR Electric Co.
5.625%, 11/15/2017	500,000	535,387
Pacific Gas & Electric
5.625%, 11/30/2017	500,000	533,840
Equitable Resources Inc.
5.150%, 03/01/2018	500,000	470,014
Southern California Gas
5.450%, 04/15/2018	500,000	529,186
Pacificorp
5.650%, 07/15/2018	500,000	536,928
Pacific Gas & Electric
8.250%, 10/15/2018	500,000	610,524
San Diego Gas & Electric
6.000%, 06/01/2026	500,000	527,256
Northern States Power Co.
6.200%, 07/01/2037	1,000,000	1,084,987

		30,363,491

Total Corporate Bonds
(cost $174,390,471)		184,202,256

Taxable Municipal Bonds (0.53%)
Illinois State
3.850%, 06/01/2013	1,000,000	1,030,220
Dartmouth College
4.750%, 06/01/2019	1,000,000	1,012,830

Total Taxable Municipal Bonds
(cost $1,983,515)		2,043,050

Commercial Mortgage-Backed Securities (2.55%)
LB-UBS Commercial Mortgage Trust Series 2004-C2 Class A4
4.367%, 03/15/2036	2,000,000	1,947,676
Morgan Stanley Capital Series 2006-T23 Class A4
5.984%, 08/12/2041	2,000,000	2,015,344
Bear Stearns Commercial Mortgage Securities Series 2007 - T26 Class A4
5.471%, 01/12/2045	2,000,000	1,892,838
Morgan Stanley Capital Series 2004-T13 Class A4
4.660%, 09/13/2045	2,000,000	1,979,962

	Principal amount	Value
Commercial Mortgage-Backed Securities (Cont.)
Morgan Stanley Capital Series 2007-T25 Class A3
5.514%, 11/12/2049	$2,000,000	$1,904,414

Total Commercial Mortgage-Backed Securities
(cost $9,730,013)		9,740,234

Government Agency Securities (a) (26.75%)
Agency Notes & Bonds (4.70%)
Federal Home Loan Mortgage Corp.
4.500%, 07/15/2013	1,500,000	1,618,880
5.300%, 05/12/2020	3,000,000	3,007,872
Federal National Mortgage Association
6.625%, 11/15/2010	1,000,000	1,052,952
4.375%, 09/15/2012	1,500,000	1,606,184
5.550%, 02/16/2017	5,000,000	5,030,035
5.500%, 05/10/2027	5,000,000	5,007,780
7.125%, 01/15/2030	500,000	630,482

		17,954,185

Mortgage-Backed Securities (22.05%)
Federal Home Loan Mortgage Corp.
5.000%, 07/01/2018	348,325	367,090
5.000%, 09/01/2018	342,421	362,288
5.000%, 09/01/2018	282,085	297,282
4.500%, 11/01/2018	726,026	756,057
5.500%, 11/01/2018	277,110	295,417
5.000%, 01/01/2019	311,815	328,224
5.000%, 04/01/2019	375,168	394,910
4.000%, 05/01/2019	403,974	412,728
4.500%, 05/01/2019	418,742	435,016
5.500%, 06/01/2019	489,217	521,385
5.000%, 01/01/2020	418,692	440,725
5.500%, 04/01/2020	427,351	454,916
5.500%, 07/01/2020	864,282	921,112
6.000%, 07/01/2021	833,422	891,482
4.500%, 05/01/2024	903,414	929,490
4.000%, 10/01/2024	1,958,393	1,973,294
6.000%, 11/01/2028	50,105	53,738
6.500%, 06/01/2029	70,948	76,801
7.500%, 12/01/2030	1,786	2,008
7.000%, 07/01/2031	7,283	8,019
6.500%, 09/01/2031	13,167	14,241
6.000%, 11/01/2032	193,158	206,920
6.000%, 12/01/2032	88,182	94,465
5.500%, 05/01/2033	1,375,540	1,447,470
5.500%, 07/01/2033	1,076,564	1,132,860
5.000%, 08/01/2033	1,005,526	1,035,272
5.500%, 03/01/2034	436,844	459,551
5.000%, 04/01/2034	794,356	817,110
6.000%, 07/01/2034	1,285,631	1,372,411
5.500%, 05/01/2035	1,112,687	1,169,828
5.000%, 05/01/2035	1,250,794	1,285,060
4.500%, 08/01/2035	717,611	718,583
5.000%, 10/01/2035	925,302	950,652
6.500%, 08/01/2036	823,157	882,064
5.500%, 10/01/2037	1,310,459	1,374,276

124	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST BOND FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2009

	Principal amount	Value
Government Agency Securities (Cont.)
Mortgage-Backed Securities (Cont.)
6.000%, 01/01/2038	$678,174	$720,348
6.000%, 01/01/2038	1,412,201	1,500,023
5.000%, 06/01/2039	1,923,322	1,974,209
4.500%, 06/01/2039	1,966,561	1,963,694
4.500%, 10/01/2039	2,987,360	2,983,005
5.000%, 10/01/2039	2,975,908	3,054,644
Federal National Mortgage Association
6.000%, 09/01/2013	84,155	88,711
5.500%, 12/01/2016	62,051	65,976
5.500%, 01/01/2017	36,802	39,129
5.500%, 01/01/2017	251,898	267,830
6.500%, 01/01/2017	35,837	38,905
5.500%, 02/01/2017	238,483	253,567
5.000%, 03/01/2017	262,461	276,601
6.000%, 04/01/2017	41,016	43,956
5.500%, 01/01/2018	136,798	145,664
5.000%, 02/01/2018	333,070	351,013
5.000%, 05/01/2018	547,391	576,710
5.000%, 05/01/2018	497,351	523,989
4.500%, 05/01/2018	668,761	697,050
4.500%, 05/01/2018	678,117	706,802
5.000%, 05/01/2018	270,653	285,312
4.500%, 03/01/2019	401,128	417,178
5.500%, 10/01/2019	749,312	798,813
5.000%, 11/01/2019	720,291	757,970
4.500%, 12/01/2019	440,285	457,809
5.000%, 06/01/2020	781,358	821,255
4.500%, 09/01/2020	766,770	795,132
5.000%, 05/01/2021	1,043,121	1,096,709
5.500%, 05/01/2021	573,099	608,094
4.500%, 04/01/2023	813,983	839,004
5.000%, 01/01/2024	1,350,573	1,412,917
4.500%, 04/01/2024	866,353	892,172
4.000%, 06/01/2024	1,907,317	1,921,232
4.500%, 11/01/2024	1,480,041	1,524,147
7.500%, 09/01/2029	39,041	44,033
8.000%, 03/01/2030	11,907	13,666
6.500%, 05/01/2030	63,584	68,849
6.500%, 08/01/2031	17,797	19,243
7.000%, 08/01/2031	4,076	4,540
6.500%, 10/01/2031	42,744	46,217
6.000%, 11/01/2031	41,069	43,944
7.000%, 01/01/2032	56,581	63,030
6.500%, 03/01/2032	24,276	26,249
6.000%, 03/01/2032	59,144	63,284
7.000%, 04/01/2032	54,151	59,762
6.500%, 04/01/2032	147,259	159,132
6.500%, 05/01/2032	441,722	480,857
6.000%, 05/01/2032	42,051	44,942
7.000%, 06/01/2032	53,815	59,391
6.500%, 06/01/2032	26,628	28,774
7.000%, 06/01/2032	86,942	95,951
6.500%, 07/01/2032	131,180	141,756
6.000%, 08/01/2032	247,115	264,104
5.500%, 10/01/2032	792,606	833,929
6.500%, 10/01/2032	233,777	252,625

	Principal amount	Value
Government Agency Securities (Cont.)
Mortgage-Backed Securities (Cont.)
6.000%, 11/01/2032	$285,191	$304,797
6.000%, 01/01/2033	191,623	204,797
5.500%, 03/01/2033	240,554	252,833
5.500%, 03/01/2033	568,365	597,375
6.000%, 04/01/2033	409,962	437,891
5.000%, 05/01/2033	429,117	442,147
5.000%, 05/01/2033	511,978	527,524
5.000%, 08/01/2033	866,726	893,044
5.500%, 10/01/2033	645,828	678,793
5.000%, 03/01/2034	1,417,751	1,460,801
5.500%, 05/01/2034	822,654	864,644
6.000%, 07/01/2034	492,163	524,923
5.500%, 12/01/2034	1,193,292	1,254,200
5.500%, 04/01/2035	997,066	1,047,336
5.000%, 07/01/2035	1,198,478	1,232,248
5.500%, 07/01/2035	1,369,144	1,438,172
5.000%, 10/01/2035	959,873	986,919
5.000%, 11/01/2035	636,182	654,108
6.000%, 08/01/2036	1,420,987	1,509,355
6.000%, 12/01/2037	554,755	588,473
5.500%, 02/01/2038	1,414,187	1,481,950
4.500%, 03/01/2039	1,937,230	1,935,616
4.500%, 05/01/2039	1,978,990	1,977,342
Government National Mortgage Association
6.000%, 05/15/2017	156,884	168,278
6.500%, 06/15/2028	75,404	81,563
6.000%, 11/15/2028	62,492	66,759
6.500%, 03/15/2029	93,749	101,275
7.000%, 06/15/2029	50,518	56,232
7.500%, 08/20/2030	16,924	19,000
6.000%, 01/15/2032	36,576	39,073
5.500%, 10/15/2033	568,051	599,409
5.000%, 11/20/2033	805,550	833,769
6.000%, 12/20/2033	245,051	261,907
5.000%, 09/15/2039	2,981,294	3,071,559
4.500%, 10/15/2039	2,992,056	2,999,357

		84,190,062

Total Government Agency Securities
(cost $99,370,752)		102,144,247

U.S. Treasury Obligations (13.37%)
U.S. Treasury Bonds
7.500%, 11/15/2016	500,000	630,117
8.125%, 08/15/2019	750,000	1,009,454
6.250%, 08/15/2023	1,000,000	1,194,375
6.875%, 08/15/2025	1,000,000	1,269,219
U.S. Treasury Notes
2.625%, 07/31/2014	2,000,000	2,010,000
2.375%, 08/31/2014	1,000,000	992,656
4.250%, 11/15/2014	1,000,000	1,077,188
4.000%, 02/15/2015	2,000,000	2,125,624
4.125%, 05/15/2015	1,000,000	1,066,250
4.250%, 08/15/2015	2,000,000	2,140,624
4.500%, 11/15/2015	10,000,000	10,828,910

See accompanying notes to financial statements.	125

STATE FARM MUTUAL FUND TRUST BOND FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2009

	Principal amount	Value
U.S. Treasury Obligations (Cont.)
4.500%, 02/15/2016	$10,000,000	$10,786,720
2.625%, 04/30/2016	1,000,000	968,984
3.250%, 07/31/2016	2,000,000	2,003,594
3.000%, 08/31/2016	1,000,000	983,516
4.250%, 11/15/2017	2,000,000	2,096,250
3.500%, 02/15/2018	2,000,000	1,983,594
3.875%, 05/15/2018	2,000,000	2,030,782
3.750%, 11/15/2018	2,000,000	1,999,844
3.125%, 05/15/2019	2,000,000	1,894,062
3.625%, 08/15/2019	2,000,000	1,966,250

Total U.S. Treasury Obligations
(cost $51,126,455)		51,058,013

	Shares	Value
Short-term Investments (7.74%)
JPMorgan U.S. Government Money Market Fund	29,552,894	$29,552,894

Total Short-term Investments
(cost $29,552,894)		29,552,894

TOTAL INVESTMENTS (99.18%)
(cost $366,154,100)		378,740,694
OTHER ASSETS, NET OF LIABILITIES (0.82%)		3,113,084

NET ASSETS (100.00%)		$381,853,778

(a)	The obligations of these U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury. On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corp. (“Freddie Mac”) into conservatorship. The United States Treasury has put in place a set of financing agreements to help ensure that these entities continue to meet their obligations to holders of bonds they have issued or guaranteed.

126	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST TAX ADVANTAGED BOND FUND

SCHEDULE OF INVESTMENTS

December 31, 2009

	Coupon rate	Maturity date	Rating (Moody’s or S&P) (a)		Principal amount	Value
Long-term Municipal Bonds (b) (96.08%)
Alabama (3.81%)
City of Trussville, Alabama, General Obligation Warrants, Series 2006-A	5.000%	10/01/2022	A1		$1,000,000	$1,069,780
City of Madison (Alabama), General Obligation School Warrants, Series 2009	5.250%	02/01/2026	A1		500,000	546,735
City of Huntsville, Alabama, General Obligation Warrants, Series 2007-A	4.750%	05/01/2027	Aa1		2,000,000	2,073,700
City of Madison (Alabama), General Obligation School Warrants, Series 2009	5.125%	02/01/2030	A1		2,305,000	2,416,493
City of Madison (Alabama), General Obligation School Warrants, Series 2009	5.250%	02/01/2031	A1		1,000,000	1,053,030

						7,159,738

Alaska (2.37%)
Municipality of Anchorage, Alaska, Senior Lien Electric Revenue Bonds, 2009 Series A (Tax-Exempt)	4.000%	12/01/2020	A+		1,000,000	998,220
Municipality of Anchorage, Alaska, Senior Lien Electric Revenue Bonds, 2009 Series A (Tax-Exempt)	5.000%	12/01/2022	A+		2,220,000	2,371,870
Matanuska-Susitna Borough, Alaska, General Obligation School Bonds, 2009 Series A	5.000%	07/01/2029	Aa3		1,035,000	1,081,917

						4,452,007

Arizona (3.07%)
Maricopa County, Arizona, Tempe Elementary School District No. 3, School Improvement Bonds, Project of 2005, Series B (2007)	4.500%	07/01/2021	Aa3		885,000	918,019
City of Phoenix, Civic Improvement Corporation, Senior Lien Wastewater System Revenue Refunding Bonds, Series 2008	5.500%	07/01/2023	Aa3		1,000,000	1,124,640
Sedona-Oak Creek Joint Unified School District No. 9 of Coconino and Yavapai Counties, Arizona, School Improvement Bonds, Project of 2007, Series B (2009)	5.000%	07/01/2023	Aa3		1,460,000	1,579,092
Amphitheater Unified School District No. 10 of Pima County, Arizona, School Improvement Bonds, Project of 2007, Series B (2009) (Bank Qualified)	5.000%	07/01/2027	Aa3		2,000,000	2,158,220

						5,779,971

Arkansas (0.83%)
Conway School District No. 1 of Faulkner County, Arkansas Refunding Bonds	4.000%	02/01/2022	A1		1,570,000	1,552,180

California (9.23%)
Department of Water and Power of the City of Los Angeles, California, Power System Revenue Bonds, 2001 Series A, Subseries A-1	5.250%	07/01/2015	Aa3		1,500,000	1,586,700
State of California, Economic Recovery Bonds, Series A	5.000%	07/01/2017	A1		900,000	928,359
Moulton-Niguel California, Water District Consolidated Refunding Bonds	5.000%	09/01/2017	AA-		1,395,000	1,479,872
Moulton-Niguel California, Water District Consolidated Refunding Bonds	5.000%	09/01/2018	AA-		450,000	473,890
State of California, General Obligation Bonds	5.250%	02/01/2019	Baa1	(c)	2,200,000	2,281,840
Grossmont Healthcare District, San Diego County, California, General Obligation Bonds, 2006 Election, 2007 Series A	5.000%	07/15/2020	A1		900,000	932,517
City of Napa (Napa County California) Water Revenue Bonds, Series 2007 (Water System Improvement Projects)	4.500%	05/01/2022	AA-		560,000	574,011
State of California, Various Purpose General Obligation Bonds	5.000%	11/01/2022	Baa1	(c)	600,000	604,104
Santa Barbara County, California, Santa Barbara Schools Financing Authority, 2007 General Obligation Revenue Bonds, Series B	4.750%	08/01/2024	Aa3		1,000,000	1,019,710
Desert Water Agency Financing Corporation (Water System Improvement Project) Series 2007	4.750%	05/01/2025	AA		885,000	887,354
Yosemite Community College District, (Stanislaus, Tuolumne, Calaveras, San Joaquin, Santa Clara and Merced Counties, California), Tax-Exempt General Obligation Bonds, Election of 2004, Series 2005A	5.000%	08/01/2025	Aa3		1,195,000	1,241,402
State of California, Various Purpose General Obligation Bonds	5.500%	03/01/2026	Baa1	(c)	1,300,000	1,323,816
Desert Water Agency Financing Corporation (Water System Improvement Project) Series 2007	4.750%	05/01/2026	AA		930,000	925,759
Placentia-Yorba Linda Unified School District, (Orange County, California), General Obligation Bonds, 2002 Election, Series C	5.000%	08/01/2029	Aa3		1,000,000	1,019,420
Ventura County Community College District (Ventura County, California) Election of 2002 General Obligation Bonds, Series C	5.500%	08/01/2029	Aa3		1,000,000	1,063,110

See accompanying notes to financial statements.	127

STATE FARM MUTUAL FUND TRUST TAX ADVANTAGED BOND FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2009

	Coupon rate	Maturity date	Rating (Moody’s or S&P) (a)		Principal amount	Value
Long-term Municipal Bonds (Cont.)
California (Cont.)
Santa Clara Unified School District, (Santa Clara County, California), General Obligation Bonds, Election of 2004, Series 2008	5.000%	07/01/2030	AA		$1,000,000	$1,018,280

						17,360,144

Colorado (1.95%)
Arapahoe County Water & Wastewater Public Improvement District (In Arapahoe County, Colorado) General Obligation Project Bonds, Series 2002A	5.750%	12/01/2018	Baa1	(d)	1,320,000	1,397,510
City of Colorado Springs, Colorado, Utilities System Subordinate Lien Improvement Revenue Bonds, Series 2005B	4.750%	11/15/2022	Aa2		250,000	266,140
Eagle River Water and Sanitation District (Eagle County, Colorado), Enterprise Water Revenue Bonds, Series 2009	4.250%	12/01/2024	AAA		675,000	686,455
Cherry Creek School District No. 5, (Arapahoe County, Colorado), General Obligation Bonds, Series 2009	5.000%	12/15/2025	Aa2		1,185,000	1,308,939

						3,659,044

Connecticut (1.56%)
Town of Clinton, Connecticut, General Obligation Bonds (Prerefunded to 01-15-2012 @ 100) (e)	5.000%	01/15/2021	A1		265,000	288,209
Town of New Canaan, Connecticut, General Obligation Refunding Bonds, Series C	4.000%	04/01/2021	Aaa		1,010,000	1,068,328
Town of Bethel, Connecticut, General Obligation Bonds, Issue of 2009, Series A	4.000%	11/15/2026	AA+		950,000	954,494
Town of Bethel, Connecticut, General Obligation Sewer Bonds, Issue of 2009, Series B	4.000%	11/15/2026	AA+		620,000	622,933

						2,933,964

Delaware (1.58%)
The Delaware River and Bay Authority, Revenue Bonds, Refunding Series 2005	5.000%	01/01/2021	A1		1,625,000	1,709,792
The City of Wilmington, Delaware, General Obligation Bonds, Series of 2008A	5.000%	12/01/2028	A1		1,170,000	1,259,599

						2,969,391

Florida (2.71%)
City of Winter Park, Florida, Water and Sewer Refunding and Improvement Revenue Bonds, Series 2009	4.250%	12/01/2024	Aa3		1,000,000	997,780
City of Palm Bay, Florida, Utility System Improvement Revenue Bonds, Series 2005A	5.000%	10/01/2026	A2		1,350,000	1,367,348
Coral Springs Improvement District, Subordinate Water and Sewer Revenue Bonds, Series 2007	4.500%	06/01/2027	Baa1	(d)	1,000,000	971,730
City of Tallahassee, Florida, Consolidated Utility Systems Revenue Bonds, Series 2007	5.000%	10/01/2027	Aa2		1,700,000	1,768,425

						5,105,283

Georgia (1.82%)
Upper Oconee Basin Water Authority, Georgia, Revenue Refunding Bonds, Series 2005	5.000%	07/01/2023	A1		1,000,000	1,034,870
Spalding County Water and Sewerage Facilities Authority (Georgia), Revenue Bonds, Series 2008	6.125%	09/01/2028	A2		1,000,000	1,138,390
Fayette County, Georgia, Water Revenue Bonds, Series 2009	4.750%	10/01/2029	Aa3		1,205,000	1,258,418

						3,431,678

Hawaii (1.25%)
State of Hawaii, Highway Revenue Bonds, Series 2008	6.000%	01/01/2029	Aa3		2,000,000	2,342,260

Idaho (1.67%)
Joint School District Number 2 (Meridian) Ada and Canyon Counties, Idaho General Obligation School Bonds, Series 2002	5.125%	07/30/2019	AA-		500,000	531,910
Nampa School District Number 131, Canyon County, Idaho, General Obligation School Bonds, Series 2003	4.875%	08/15/2020	A		1,000,000	1,071,430
Independent School District of Boise City, Ada and Boise Counties, Idaho, General Obligation Bonds, Series 2007	4.750%	08/01/2024	Aa2		1,430,000	1,530,257

						3,133,597

128	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST TAX ADVANTAGED BOND FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2009

	Coupon rate	Maturity date	Rating (Moody’s or S&P) (a)		Principal amount	Value
Long-term Municipal Bonds (Cont.)
Illinois (0.55%)
State of Illinois, General Obligation Bonds, First Series of December 2000	5.750%	12/01/2017	A2		$1,000,000	$1,039,610

Indiana (1.01%)
Highland School Building Corporation, Lake County, Indiana, First Mortgage Refunding Bonds, Series 2003	5.000%	01/10/2020	Baa1	(f)	1,310,000	1,368,216
Indiana Housing and Community Development Authority, Single Family Mortgage Revenue Bonds, 2008 Series A	6.250%	07/01/2033	Aaa		490,000	528,421

						1,896,637

Iowa (4.14%)
City of Des Moines, Iowa, General Obligation Refunding Bonds, Series 2010B, (Urban Renewal) (g)	4.000%	06/01/2020	Aa2		1,245,000	1,294,551
City of Des Moines, Iowa, General Obligation Refunding Bonds, Series 2010B, (Urban Renewal) (g)	4.000%	06/01/2021	Aa2		1,300,000	1,345,019
Des Moines, Iowa, General Obligation Bonds, Series 2004D (Urban Renewal)	5.000%	06/01/2022	Aa2		500,000	508,585
City of Des Moines, Iowa, General Obligation Refunding Bonds, Series 2010B, (Urban Renewal) (g)	4.000%	06/01/2023	Aa2		1,410,000	1,447,450
Board of Regents, State of Iowa, Academic Building Revenue Bonds, Series S.U.I. 2008 (The State University of Iowa)	4.750%	07/01/2028	Aa2		1,785,000	1,880,515
Ankeny Community School District, Polk County, Iowa, General Obligation School Bonds, Series 2009	5.000%	06/01/2029	Aa3		1,270,000	1,312,786

						7,788,906

Kansas (4.93%)
City of Derby, Kansas, General Obligation Water System Refunding Bonds, Series 2004-A	5.000%	12/01/2019	A2		730,000	766,602
City of Wichita, Kansas, General Obligation Bonds, Series 790	4.375%	09/01/2020	Aa2		620,000	650,268
Kansas Development Finance Authority, Kansas Water Pollution Control Revolving Fund Revenue Bonds, Series 2001	4.800%	11/01/2020	Aaa		450,000	460,764
City of Derby, Kansas, General Obligation Water System Refunding Bonds, Series 2004-A	5.000%	12/01/2021	A2		245,000	256,922
Unified School District No. 512, Johnson County, Kansas (Shawnee Mission), General Obligation School Bonds, Series 2005-C	5.000%	10/01/2025	Aa1		1,000,000	1,060,410
Johnson County, Kansas, Internal Improvement Bonds, Series 2008A	4.750%	09/01/2027	Aaa		1,840,000	1,963,593
Johnson County, Kansas, Internal Improvement Bonds, Series 2008A	4.750%	09/01/2028	Aaa		2,460,000	2,612,200
City of Wichita, Kansas, Water and Sewer Utility Revenue Bonds, Series 2009A	5.000%	10/01/2030	AA-		1,400,000	1,507,212

						9,277,971

Louisiana (0.51%)
State of Louisiana, General Obligation Match Bonds, Series 2006-B	5.000%	07/15/2025	A1		900,000	967,266

Maine (0.55%)
Maine Turnpike Authority, Turnpike Revenue Bonds, Series 2004	5.250%	07/01/2030	Aa3		1,000,000	1,037,550

Maryland (1.34%)
Baltimore County, Maryland, General Obligation Bonds, Consolidated Public Improvement, Series 2002	5.000%	09/01/2014	Aaa		1,250,000	1,362,312
Washington Suburban Sanitary District, Maryland, Water Supply Bonds of 2005 (Prerefunded to 06-01-2015) (e)	5.000%	06/01/2023	Aaa		1,000,000	1,160,670

						2,522,982

Massachusetts (0.60%)
The Commonwealth of Massachusetts, General Obligation Bonds, Consolidated Loan of 2003, Series C (Prerefunded to 08-01-2013 @ 100) (e)	5.250%	08/01/2020	Aa2		1,000,000	1,136,950

Michigan (0.56%)
Forest Hills Public Schools County of Kent, State of Michigan, 2007 School Building and Site Bonds (General Obligation - Unlimited Tax)	4.750%	05/01/2024	Aa2		1,000,000	1,057,540

See accompanying notes to financial statements.	129

STATE FARM MUTUAL FUND TRUST TAX ADVANTAGED BOND FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2009

	Coupon rate	Maturity date	Rating (Moody’s or S&P) (a)		Principal amount	Value
Long-term Municipal Bonds (Cont.)
Minnesota (1.99%)
Independent School District Number 181 (Brainerd), Minnesota, General Obligation School Building Bonds, Series 2002A	5.375%	02/01/2019	Aa2		$2,500,000	$2,673,875
State of Minnesota, General Obligation State Various Purpose Bonds, Series 2009H	4.500%	11/01/2024	Aa1		1,000,000	1,076,420

						3,750,295

Missouri (2.33%)
Missouri State Improvement and Energy Water Pollution Revenue, Series 2000B	5.625%	07/01/2016	Aaa		1,155,000	1,184,198
Missouri Highways and Transportation Commission, State Road Bonds, Series A 2003	4.625%	02/01/2022	Aaa		1,000,000	1,028,090
Parkway C-2 School District, St. Louis County, Missouri, General Obligation Refunding and Improvement Bonds, Series 2009	4.625%	03/01/2025	AAA		1,000,000	1,068,820
School District of the City of Ladue, St. Louis County, Missouri, General Obligation Refunding and Improvement Bonds, Series 2007	5.000%	03/01/2025	AAA		1,000,000	1,098,130

						4,379,238

Montana (0.18%)
State of Montana, General Obligation Bonds, (Drinking Water State Revolving Fund Program), Series 2005F	4.750%	07/15/2018	Aa2		315,000	343,038

Nebraska (1.80%)
City of Lincoln, Nebraska, Lincoln Electric System Revenue and Refunding Bonds, Series 2002	5.000%	09/01/2015	Aa2		1,595,000	1,722,281
Omaha Public Power District (Nebraska) Electric System Revenue Bonds, 2008 Series A	5.500%	02/01/2028	AA		1,500,000	1,668,030

						3,390,311

New Hampshire (1.17%)
City of Manchester, New Hampshire, Water Revenue Bonds, Series 2003	5.000%	12/01/2021	Aa3		610,000	641,269
City of Manchester, New Hampshire, Water Revenue Bonds, Series 2003	5.000%	12/01/2023	Aa3		980,000	1,029,510
New Hampshire Municipal Bond Bank, 2007 Series B Bonds	4.750%	08/15/2024	Aa3		500,000	531,790

						2,202,569

New Jersey (1.36%)
Passaic Valley Sewer Commissioners, State of New Jersey, Sewer System Bonds, Series F	5.000%	12/01/2018	Baa1	(h)	1,300,000	1,297,166
Middlesex County Improvement Authority, (County of Middlesex, State of New Jersey), County-Guaranteed Open Space Trust Fund Revenue Bonds, Series 2009A	4.000%	12/15/2021	Aa1		1,205,000	1,258,285

						2,555,451

New Mexico (0.84%)
City of Santa Fe, New Mexico, Water Utility System / Capital Outlay Gross Receipts Tax Revenue Bonds, Series 2009A (Tax-Exempt)	5.000%	06/01/2025	AA+		470,000	512,286
Albuquerque Bernalillo County Water Utility Authority, Joint Water and Sewer System Improvement Revenue Bonds, Series 2008A	5.000%	07/01/2030	Aa2		1,000,000	1,066,915

						1,579,201

New York (5.94%)
New York City, Municipal Water Finance Authority, Water and Sewer System Revenue Bonds, Fiscal 2003, Series D	5.000%	06/15/2016	Aa2		1,300,000	1,385,098
Webster Central School District, Monroe and Wayne Counties, New York, General Obligations, School District (Serial) Bonds, 2009 Series B	3.000%	10/01/2020	AA		2,310,000	2,209,307
New York State Thruway Authority, Second General Highway and Bridge Trust Fund Bonds, Series 2005B	5.000%	04/01/2021	AA		1,000,000	1,069,250
County of Suffolk, New York, Public Improvement Serial Bonds - 2009 Series C	4.000%	10/15/2021	Aa3		1,000,000	1,041,050
East Hampton Union Free School District, Suffolk County, New York, School District Serial Bonds - 2009	4.000%	06/15/2022	Aa2		1,285,000	1,335,205
County of Suffolk, New York, Public Improvement Serial Bonds - 2008 Series B	5.000%	11/01/2027	Aa3		1,000,000	1,079,820

130	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST TAX ADVANTAGED BOND FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2009

	Coupon rate	Maturity date	Rating (Moody’s or S&P) (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
New York (Cont.)
The Port Authority of New York and New Jersey Consolidated Bonds, One Hundred Fifty-Third Series	4.750%	07/15/2030	Aa3	$1,000,000	$1,029,660
County of Saratoga, New York, General Obligations, Public Improvement (Serial) Bonds, Series 2009A	4.750%	07/15/2031	Aa2	950,000	988,484
County of Saratoga, New York, General Obligations, Public Improvement (Serial) Bonds, Series 2009A	4.750%	07/15/2032	Aa2	995,000	1,031,696

					11,169,570

North Carolina (4.04%)
City of Charlotte, North Carolina, General Obligation Refunding Bonds, Series 2002B	5.000%	07/01/2021	Aaa	1,000,000	1,059,890
City of Fayetteville, North Carolina, Public Works Commission, Revenue Refunding Bonds, Series 2009A	5.000%	03/01/2024	Aa3	1,355,000	1,498,400
City of Charlotte, North Carolina, General Obligation Refunding Bonds, Series 2009B	4.000%	06/01/2024	Aaa	1,265,000	1,298,927
City of Charlotte, North Carolina, Water and Sewer System Revenue Bonds, Series 2009B	4.250%	07/01/2026	Aa1	1,500,000	1,553,985
City of Asheville, North Carolina, Water System Revenue Bonds, Series 2007	4.750%	08/01/2026	Aa3	195,000	204,725
City of Charlotte, North Carolina, Water and Sewer System Revenue Bonds, Series 2009B	5.000%	07/01/2027	Aa1	1,500,000	1,668,195
City of Asheville, North Carolina, Water System Revenue Bonds, Series 2007	4.750%	08/01/2027	Aa3	300,000	310,596

					7,594,718

Ohio (2.18%)
City of Cleveland, Ohio, Waterworks Refunding Revenue Bonds, Series J, 2001	5.375%	01/01/2016	Aa2	1,000,000	1,067,620
Board of Education Indian Hill Exempted Village School District, County of Hamilton, Ohio, School Improvement Refunding Bonds, Series 2006	4.375%	12/01/2022	Aaa	750,000	785,692
Board of Education, City School District of the City of Cincinnati, County of Hamilton, Ohio, Classroom Facilities Construction and Improvement Refunding Bonds, Series 2006 (Voted General Obligation Unlimited Tax)	5.250%	12/01/2022	Aa3	1,000,000	1,142,370
Columbus City School District, Franklin County, Ohio, School Facilities Construction and Improvement Bonds, Series 2009-B (General Obligation - Unlimited Tax)	5.000%	12/01/2023	Aa3	1,000,000	1,106,930

					4,102,612

Oklahoma (1.33%)
City of Tulsa, Oklahoma, General Obligation Bonds, Series 2008	4.750%	05/01/2026	Aa2	1,165,000	1,238,127
City of Oklahoma City, Oklahoma, General Obligation Bonds, Series 2008	5.000%	03/01/2027	Aa1	400,000	436,292
Oklahoma Housing Finance Agency, Single Family Mortgage Revenue Bonds, (Homeownership Loan Program), 2003 Series B-1 (AMT)	4.875%	09/01/2033	Aaa	825,000	820,553

					2,494,972

Oregon (6.05%)
Newberg School District Number 29J, Yamhill, Clackamas and Washington Counties, Oregon, General Obligation Bonds, Series 2002 (Prerefunded to 06-15-2012 @ 100) (e)	5.250%	06/15/2015	AAA	1,000,000	1,106,350
Eagle Point School District Number 9, Jackson County, Oregon, General Obligation Bonds, Series 2000 (Prerefunded to 06-15-2011 @ 100) (e)	5.625%	06/15/2017	Aa2	1,500,000	1,610,745
Reynolds School District Number 7, Multnomah County, Oregon, General Obligation Bonds, Series 2000 (Prerefunded to 06-15-2011 @ 100) (e)	5.000%	06/15/2018	Aa2	2,000,000	2,128,220
Emerald People’s Utility District, Lane County, Oregon	5.250%	11/01/2021	Aa3	705,000	756,275
City of Portland, Oregon, Second Lien Sewer System, Revenue and Refunding Bonds, 2008 Series B	5.000%	06/15/2022	Aa3	1,825,000	2,020,731
State of Oregon, State Board of Higher Education, General Obligation Bonds, 2007 Series F (Tax Exempt)	4.625%	08/01/2024	Aa2	570,000	606,064
State of Oregon, State Board of Higher Education, General Obligation Bonds, 2007 Refunding Series G (Tax Exempt)	4.625%	08/01/2024	Aa2	330,000	350,879
State of Oregon, State Board of Higher Education, General Obligation Bonds, 2009 Series A	5.750%	08/01/2024	Aa2	575,000	662,699
Oregon Trail School District No. 46, Clackamas County, Oregon, General Obligation Bonds, Series 2009	5.000%	06/15/2029	AA	1,000,000	1,068,230

See accompanying notes to financial statements.	131

STATE FARM MUTUAL FUND TRUST TAX ADVANTAGED BOND FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2009

	Coupon rate	Maturity date	Rating (Moody’s or S&P) (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Oregon (Cont.)
State of Oregon, State Board of Higher Education, General Obligation Bonds, 2009 Series A	5.750%	08/01/2029	Aa2	$940,000	$1,068,554

					11,378,747

Rhode Island (1.41%)
Rhode Island Clean Water Finance Agency, Water Pollution Control Revolving Fund Revenue Bonds, Series 2004 A (Pooled Loan Issue)	4.750%	10/01/2022	Aaa	1,000,000	1,056,750
State of Rhode Island and Providence Plantations, General Obligation Bonds, Consolidated Capital Development Loan of 2007, Series A	4.750%	08/01/2024	Aa3	1,000,000	1,056,570
Rhode Island Clean Water Finance Agency, Water Pollution Control Revolving Fund Revenue Bonds, Series 2007 A (Pooled Loan Issue)	4.750%	10/01/2025	Aaa	500,000	536,755

					2,650,075

South Carolina (2.06%)
South Carolina Public Service Authority, Revenue Obligations, Series 2008, Tax-Exempt Series A	5.375%	01/01/2028	AA-	3,500,000	3,868,620

South Dakota (0.43%)
Harrisburg School District No. 41-2, Lincoln County, South Dakota, General Obligation Bonds, Series 2007	4.500%	01/15/2023	Aa3	800,000	809,800

Tennessee (4.72%)
City of Murfreesboro, Tennessee, General Obligation Refunding Bonds, Series 2009	5.000%	06/01/2018	A1	1,000,000	1,127,750
City of Murfreesboro, Tennessee, General Obligation Refunding Bonds, Series 2009	5.000%	06/01/2019	A1	500,000	558,785
City of Murfreesboro, Tennessee, General Obligation Refunding Bonds, Series 2009	5.000%	06/01/2020	A1	840,000	930,955
City of Knoxville, Tennessee, Water System Revenue Bonds, Series U-2009	4.000%	03/01/2022	Aa3	1,125,000	1,156,241
Tennessee State School Bond Authority, Higher Educational Facilities, Second Program Bonds, 2008 Series B	4.750%	05/01/2023	Aa2	1,000,000	1,070,110
State of Tennessee, General Obligation Bonds, 2007 Series A	4.500%	10/01/2025	Aa1	425,000	444,418
City of Chattanooga, Tennessee, General Obligation Refunding Bonds, Series 2007A	4.750%	03/01/2026	A2	2,250,000	2,345,422
The Metropolitan Government of Nashville and Davidson County (Tennessee), Electric System Revenue Bonds, 2008 Series A	4.750%	05/15/2026	AA+	1,175,000	1,247,321

					8,881,002

Texas (3.89%)
Fort Bend Independent School District, (Fort Bend County, Texas), Unlimited Tax School Building Bonds, Series 2000	5.250%	08/15/2017	AAA	2,550,000	2,594,650
City of Austin, Texas, (Travis and Williamson Counties), Water and Wastewater System Revenue Refunding Bonds, Series 2009A	5.000%	11/15/2026	Aa3	2,000,000	2,139,640
Trinity River Authority of Texas, (Tarrant County Water Project) Improvement Revenue Bonds, Series 2008	5.750%	02/01/2027	A1	1,500,000	1,641,570
New Braunfels Independent School District, (A political subdivision of the State of Texas located in Comal and Guadalupe Counties, Texas), Unlimited Tax School Building Bonds, Series 2008	5.000%	02/01/2029	AA-	900,000	938,025

					7,313,885

Utah (0.42%)
West Jordan Utah, General Obligation Bonds (Prerefunded to 04-01-2014 @ 100) (e)	5.250%	04/01/2022	NR	680,000	792,180

Virginia (2.28%)
Fairfax County Water Authority, Water Refunding Revenue Bonds, Series 1997	5.000%	04/01/2021	Aaa	1,000,000	1,147,680
City of Salem, Virginia General Obligation Public Improvement Refunding Bonds Series 2007A	4.500%	01/01/2023	Aa3	520,000	555,162
General Obligation Public Improvement and Refunding Bonds, Series 2007 of the City of Hampton, Virginia	4.375%	01/15/2023	Aa2	1,550,000	1,644,162

132	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST TAX ADVANTAGED BOND FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2009

	Coupon rate	Maturity date	Rating (Moody’s or S&P) (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Virginia (Cont.)
Virginia Public School Authority, School Financing Bonds, (1997 Resolution) Series 2004 A	4.750%	08/01/2027	Aa1	$900,000	$935,532
					4,282,536
Washington (5.14%)
Bethel School District No. 403, Pierce County, Washington, Unlimited Tax General Obligation Bonds, 2006	5.000%	12/01/2020	Aa1	1,420,000	1,535,261
Lake Washington School District No. 414, King County, Washington, Unlimited Tax General Obligation Bonds, 2008	5.000%	12/01/2025	Aa1	2,000,000	2,192,440
Bellevue School District No. 405, King County, Washington, Unlimited Tax General Obligation Bonds, 2008	4.750%	12/01/2026	Aa1	2,500,000	2,660,150
Public Utility District No. 1 of Clark County, Washington, Water System Revenue Bonds, Series 2008	5.000%	01/01/2028	A1	680,000	717,502
The City of Seattle, Washington, Drainage and Wastewater Revenue Bonds, 2004	4.750%	09/01/2028	Aa2	1,140,000	1,156,085
Public Utility District No. 1 of Clark County, Washington, Water System Revenue Bonds, Series 2008	5.125%	01/01/2029	A1	445,000	471,193
Public Utility District No. 1 of Douglas County, Washington, Wells Hydroelectric Revenue and Refunding Bonds, Series 2005B (Non-AMT)	5.000%	09/01/2030	Aa2	900,000	928,989

					9,661,620

Wisconsin (0.48%)
School District of Elbrook, Waukesha County, Wisconsin, General Obligation School Building and Improvement Bonds	5.000%	04/01/2028	Aa1	850,000	909,712

Total Long-term Municipal Bonds
(cost $173,769,579)					180,714,821

				Shares	Value
Short-term Investments (6.13%)
JPMorgan Tax Free Money Market Fund				11,534,385	$11,534,385

Total Short-term Investments
(cost $11,534,385)					11,534,385

TOTAL INVESTMENTS (102.21%)
(cost $185,303,964)					192,249,206
LIABILITIES, NET OF OTHER ASSETS (-2.21%)					(4,148,709)

NET ASSETS (100.00%)					$188,100,497

(a)	Ratings are not audited and represent the lower of Moody’s or S&P ratings.

(b)	Long-term Municipal Bonds consisted of 4.55% Advanced Refund Bonds, 43.84% General Obligation Bonds and 51.61% Municipal Revenue Bonds.

(c)	Rating represents Moody’s insurance financial strength rating for the bond insurance company (guarantor). Moody’s rated the underlying security at Baa1. S&P did not rate the underlying security.

(d)	Rating represents Moody’s insurance financial strength rating for the bond insurance company (guarantor). Neither Moody’s nor S&P rated the underlying security.

(e)	Advanced Refund Bonds are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government Agency securities to ensure the timely payment of principal and interest.

(f)	Rating represents Moody’s insurance financial strength rating for the bond insurance company (guarantor). Moody’s did not rate the underlying security. S&P rated the underlying security at AA+.

(g)	Securities purchased on a “when-issued” basis.

(h)	Rating represents Moody’s insurance financial strength rating for the bond insurance company (guarantor). Moody’s rated the underlying security at Baa2. S&P did not rate the underlying security.

NR – Not Rated

See accompanying notes to financial statements.	133

STATE FARM MUTUAL FUND TRUST MONEY MARKET FUND

SCHEDULE OF INVESTMENTS

December 31, 2009

	Principal amount	Value
Short-term Investments (99.91%)
Agriculture, Foods, & Beverage (5.92%)
Coca-Cola Co. (a)
0.120%, 02/22/2010	$1,400,000	$1,399,757
0.180%, 03/15/2010	1,300,000	1,299,526
Nestle Finance International Ltd.
0.100%, 02/10/2010	700,000	699,922
Nestle Financial International
0.080%, 01/19/2010	250,000	249,990
0.080%, 01/22/2010	10,800,000	10,799,496

		14,448,691

Automotive (10.15%)
American Honda Finance Corp.
0.120%, 01/13/2010	8,000,000	7,999,680
0.190%, 02/25/2010	4,350,000	4,348,737
Toyota Motor Credit Corp.
0.140%, 01/07/2010	12,450,000	12,449,710

		24,798,127

Computer Software & Services (4.71%)
Microsoft Corp. (a)
0.100%, 01/12/2010	4,500,000	4,499,862
0.100%, 03/16/2010	7,000,000	6,998,561

		11,498,423

Financial Services (5.10%)
General Electric Capital Corp.
0.120%, 01/12/2010	12,460,000	12,459,543

Government Agency Securities (b) (62.26%)
Federal Home Loan Bank
0.100%, 01/04/2010	12,000,000	11,999,900
0.001%, 01/19/2010	10,000,000	9,999,995
0.070%, 01/27/2010	10,000,000	9,999,417
0.086%, 01/27/2010	20,000,000	19,998,835
0.085%, 01/29/2010	5,000,000	4,999,669
0.105%, 02/19/2010	5,780,000	5,779,328
0.060%, 02/19/2010	3,500,000	3,499,592
0.040%, 02/19/2010	500,000	499,942
0.060%, 02/23/2010	12,000,000	11,998,940
0.070%, 03/05/2010	291,000	290,964
0.100%, 03/12/2010	5,000,000	4,999,028
Federal Home Loan Mortgage Corp.
0.065%, 01/26/2010	2,595,000	2,594,883
0.050%, 02/08/2010	100,000	99,995
0.030%, 02/23/2010	1,150,000	1,149,943
0.040%, 02/23/2010	557,000	556,973
0.080%, 03/01/2010	14,000,000	13,998,164
0.110%, 03/02/2010	7,800,000	7,798,570
0.050%, 03/05/2010	400,000	399,965
0.060%, 03/16/2010	300,000	299,963
0.115%, 03/22/2010	9,000,000	8,997,700
0.040%, 03/31/2010	500,000	499,951
Federal National Mortgage Association
0.070%, 01/25/2010	3,780,000	3,779,824
0.060%, 02/17/2010	2,100,000	2,099,822
0.040%, 02/23/2010	400,000	399,976

	Principal amount	Value
Short-term Investments (Cont.)
Government Agency Securities (Cont.)
0.060%, 03/15/2010	$500,000	$499,939
0.100%, 03/17/2010	12,000,000	11,997,500
0.110%, 03/24/2010	12,429,000	12,425,886
0.040%, 03/26/2010	425,000	424,960

		152,089,624

Health Care (1.23%)
Abbott Laboratories (a)
0.100%, 03/01/2010	1,600,000	1,599,738
Johnson & Johnson (a)
0.100%, 03/05/2010	1,405,000	1,404,754

		3,004,492

Media & Broadcasting (1.27%)
Walt Disney (a)
0.120%, 02/04/2010	3,100,000	3,099,649

Oil & Gas (5.00%)
Chevron Funding Corp.
0.070%, 01/15/2010	12,200,000	12,199,668

	Shares	Value
Registered Investment Companies (4.27%)
JPMorgan U.S. Government Money Market Fund	10,440,234	$10,440,234

Total Short-term Investments
(cost $244,038,451)		244,038,451

TOTAL INVESTMENTS (99.91%)
(cost $244,038,451)		244,038,451
OTHER ASSETS, NET OF LIABILITIES (0.09%)		228,181

NET ASSETS (100.00%)		$244,266,632

(a)	Securities exempt from registration under Section 4(2) of the Securities Act of 1933. These securities are purchased as part of the normal course of business, valued at amortized cost and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2009, the value of these securities amounted to $20,301,847 or 8.31% of net assets.

(b)	The obligations of these U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury. On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corp. (“Freddie Mac”) into conservatorship. The United States Treasury has put in place a set of financing agreements to help ensure that these entities continue to meet their obligations to holders of bonds they have issued or guaranteed.

134	See accompanying notes to financial statements.

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STATE FARM MUTUAL FUND TRUST

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2009

	Equity Fund	Small/Mid Cap Equity Fund	International Equity Fund
Assets
Investments in securities at identified cost	$203,554,310	108,913,193	90,124,602

Investments in securities at market value	$230,719,018	134,558,778	103,438,829
Investments in securities in Master Portfolios	—	—	—
Cash	—	—	—
Foreign currencies at value (cost $12,320 and $2,305,153, respectively)	—	—	12,321
Receivable for:
Dividends and interest	300,394	116,241	260,021
Shares of the Fund sold	150,102	225,564	218,277
Securities sold	1,105,327	633,920	26,360
SFIMC	—	1,477	12,600
Variation margin	—	—	—
Unrealized gain on forward foreign currency contracts	—	—	921
Prepaid expenses	3,340	1,838	1,617

Total assets	232,278,181	135,537,818	103,970,946

Liabilities and Net Assets
Dividends to shareholders	—	—	—
Payable for:
Shares of the Fund redeemed	91,776	130,455	10,089
Securities purchased	1,067,023	821,102	837,296
Variation margin	—	—	—
Unrealized loss on forward foreign currency contracts	—	—	329
Due to affiliates	213,138	159,699	124,460
Accrued liabilities	55,306	62,601	132,286

Total liabilities	1,427,243	1,173,857	1,104,460

Net assets applicable to shares outstanding of common stock	$230,850,938	134,363,961	102,866,486

Analysis of Net Assets
Paid-in-capital	$329,749,559	171,650,128	112,290,471
Accumulated net realized gain (loss)	(126,309,814)	(62,947,250)	(23,241,364)
Net unrealized appreciation (depreciation)	27,164,708	25,645,585	13,325,705
Accumulated undistributed net investment income (loss)	246,485	15,498	491,674

Net assets applicable to shares outstanding	$230,850,938	134,363,961	102,866,486

Fund shares outstanding:
Class A Shares	4,053,909	3,327,339	2,050,106
Class B Shares	688,568	1,035,323	927,933
Legacy Class A Shares	11,799,760	7,495,101	4,675,867
Legacy Class B Shares	3,967,262	2,424,052	1,523,488
Institutional Shares	22,217,266	2,654,427	1,437,319
Class R-1 Shares	527,480	421,524	357,653
Class R-2 Shares	862,926	595,502	432,019
Class R-3 Shares	213,484	154,232	160,691
Net assets applicable to shares outstanding:
Class A Shares	$20,830,577	25,105,676	18,181,055
Class B Shares	3,545,711	7,610,283	8,174,010
Legacy Class A Shares	62,830,866	55,532,844	41,780,783
Legacy Class B Shares	21,007,840	17,200,747	13,493,009
Institutional Shares	114,404,081	20,230,185	12,814,165
Class R-1 Shares	2,707,208	3,093,106	3,160,555
Class R-2 Shares	4,426,066	4,423,015	3,830,689
Class R-3 Shares	1,098,589	1,168,105	1,432,220
Net asset value:
Class A Shares	$5.14	7.55	8.87
Class B Shares	5.15	7.35	8.81
Legacy Class A Shares	5.32	7.41	8.94
Legacy Class B Shares	5.30	7.10	8.86
Institutional Shares	5.15	7.62	8.92
Class R-1 Shares	5.13	7.34	8.84
Class R-2 Shares	5.13	7.43	8.87
Class R-3 Shares	5.15	7.57	8.91
Maximum offering price:
Class A Shares	$5.41	7.95	9.34
Legacy Class A Shares	5.48	7.64	9.22

136	See accompanying notes to financial statements.

S&P 500 Index Fund	Small Cap Index Fund	International Index Fund	Equity and Bond Fund	Bond Fund	Tax Advantaged Bond Fund	Money Market Fund
—	259,162,705	188,903,902	191,576,487	366,154,100	185,303,964	244,038,451

—	239,805,996	201,186,576	153,913,377	378,740,694	192,249,206	244,038,451
486,991,437	—	—	—	—	—	—
—	—	—	110,517	—	—	—
—	—	2,276,209	—	—	—	—
—	284,634	540,357	187,621	3,521,630	2,391,498	3
252,218	222,275	106,659	47,688	297,328	379,538	577,535
—	407,743	16,168	—	—	—	—
—	—	—	39,684	—	3,710	107,820
—	—	60,507	—	—	—	—
—	—	16,641	—	—	—	—
17,272	3,399	3,094	1,030	5,692	2,480	4,586

487,260,927	240,724,047	204,206,211	154,299,917	382,565,344	195,026,432	244,728,395

—	—	—	—	299,866	215,139	38
163,521	31,815	89,259	34,619	129,368	357,754	302,792
—	—	—	—	—	6,207,368	—
—	39,287	—	—	—	—	—
—	—	75,136	—	—	—	—
318,443	197,838	197,396	47,156	203,458	110,420	113,874
142,108	95,979	178,343	40,714	78,874	35,254	45,059

624,072	364,919	540,134	122,489	711,566	6,925,935	461,763

486,636,855	240,359,128	203,666,077	154,177,428	381,853,778	188,100,497	244,266,632

504,127,436	274,678,877	209,364,439	191,910,372	371,174,658	181,155,255	244,266,632
(27,040,190)	(15,417,188)	(17,195,682)	(387,406)	(1,907,474)	—	—
8,675,064	(19,220,664)	12,275,583	(37,663,110)	12,586,594	6,945,242	—
874,545	318,103	(778,263)	317,572	—	—	—

486,636,855	240,359,128	203,666,077	154,177,428	381,853,778	188,100,497	244,266,632

8,207,523	2,730,418	3,390,207	2,970,728	7,773,002	8,204,693	80,751,677
1,535,755	823,189	951,758	1,130,112	750,421	342,390	3,326,073
29,494,767	12,375,354	8,508,480	9,703,987	11,098,869	6,015,374	88,844,758
9,855,239	4,358,573	2,669,222	4,661,627	4,766,722	2,346,868	10,716,708
6,797,184	4,019,196	3,175,223	1,680,877	9,723,626		38,408,452
783,901	311,293	406,133	351,397	413,182		6,951,224
1,102,732	383,511	484,400	550,830	453,199		13,372,970
184,369	119,904	151,318	130,224	114,553		1,894,771
68,702,679	26,346,577	35,019,445	21,509,556	84,555,636	91,354,187	80,751,677
12,902,972	7,902,286	9,840,669	8,191,738	8,158,316	3,810,041	3,326,073
247,654,217	118,289,386	87,674,851	70,828,642	120,829,175	66,853,654	88,844,757
82,875,853	41,071,377	27,577,368	34,076,468	51,907,196	26,082,615	10,716,708
57,154,402	38,889,807	32,804,872	12,175,143	105,736,700		38,408,452
6,575,416	2,999,972	4,189,669	2,513,847	4,494,467		6,951,224
9,219,816	3,698,357	4,993,619	3,947,727	4,925,795		13,372,970
1,551,500	1,161,366	1,565,584	934,307	1,246,493		1,894,771
8.37	9.65	10.33	7.24	10.88	11.13	1.00
8.40	9.60	10.34	7.25	10.87	11.13	1.00
8.40	9.56	10.30	7.30	10.89	11.11	1.00
8.41	9.42	10.33	7.31	10.89	11.11	1.00
8.41	9.68	10.33	7.24	10.87		1.00
8.39	9.64	10.32	7.15	10.88		1.00
8.36	9.64	10.31	7.17	10.87		1.00
8.42	9.69	10.35	7.17	10.88		1.00
8.81	10.16	10.87	7.62	11.22	11.47	1.00
8.66	9.86	10.62	7.53	11.23	11.45	1.00

See accompanying notes to financial statements.	137

STATE FARM MUTUAL FUND TRUST

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2009

	LifePath Income Fund	LifePath 2020 Fund	LifePath 2030 Fund	LifePath 2040 Fund	LifePath 2050 Fund
Assets
Investments in securities in Master Portfolios	$579,806,956	845,302,897	704,701,777	541,419,970	23,168,430
Receivable for:
Shares of the Fund sold	299,763	891,669	857,485	1,205,505	101,673
Federal and state tax expense reimbursement (a)	176,398	—	—	—	—
Prepaid expenses	9,730	13,399	11,072	8,476	290

Total assets	580,292,847	846,207,965	705,570,334	542,633,951	23,270,393

Liabilities and Net Assets
Dividends to shareholders	17,862	66,405	21,071	16,508	104,537
Payable for:
Shares of the Fund redeemed	102,646	146,955	653,949	222,789	5,147
Due to affiliates	446,956	636,570	531,422	439,684	30,528
Accrued federal and state tax expense (a)	176,398	—	—	—	—
Accrued liabilities	120,569	114,306	110,320	118,184	27,898

Total liabilities	864,431	964,236	1,316,762	797,165	168,110

Net assets applicable to shares outstanding of common stock	$579,428,416	845,243,729	704,253,572	541,836,786	23,102,283

Analysis of Net Assets
Paid-in-capital	620,028,405	907,229,310	776,921,183	615,584,689	20,869,384
Accumulated net realized gain (loss)	(49,750,717)	(100,990,404)	(108,493,041)	(95,185,257)	(1,329,034)
Net unrealized appreciation (depreciation)	8,813,272	35,475,239	33,057,318	19,510,350	3,561,430
Accumulated undistributed net investment income (loss)	337,456	3,529,584	2,768,112	1,927,004	503

Net assets applicable to shares outstanding	$579,428,416	845,243,729	704,253,572	541,836,786	23,102,283

Fund shares outstanding:
Class A Shares	17,762,454	25,152,643	22,057,236	14,939,459	2,409,658
Class B Shares	759,032	1,465,209	1,714,223	1,722,964
Legacy Class A Shares	23,825,384	28,452,662	19,987,870	14,126,166
Legacy Class B Shares	4,190,490	6,301,231	4,931,176	3,624,701
Institutional Shares	4,839,553	7,709,894	7,679,217	8,142,292
Class R-1 Shares	604,613	1,048,670	1,165,917	974,901	156,216
Class R-2 Shares	1,104,644	1,399,656	1,236,320	1,114,721	113,747
Class R-3 Shares	96,538	233,903	186,666	155,828
Net assets applicable to shares outstanding:
Class A Shares	$191,261,397	297,045,967	263,570,831	180,498,367	20,768,847
Class B Shares	8,213,736	17,220,251	20,417,377	20,748,440
Legacy Class A Shares	261,141,019	334,380,665	238,681,672	170,830,389
Legacy Class B Shares	46,042,482	73,958,187	58,651,831	43,759,039
Institutional Shares	53,051,553	91,086,872	92,083,122	98,905,019
Class R-1 Shares	6,521,031	12,320,931	13,855,871	11,722,003	1,349,858
Class R-2 Shares	12,140,391	16,477,917	14,756,641	13,465,099	983,578
Class R-3 Shares	1,056,807	2,752,939	2,236,227	1,908,430
Net asset value:
Class A Shares	$10.77	11.81	11.95	12.08	8.62
Class B Shares	10.82	11.75	11.91	12.04
Legacy Class A Shares	10.96	11.75	11.94	12.09
Legacy Class B Shares	10.99	11.74	11.89	12.07
Institutional Shares	10.96	11.81	11.99	12.15
Class R-1 Shares	10.79	11.75	11.88	12.02	8.64
Class R-2 Shares	10.99	11.77	11.94	12.08	8.65
Class R-3 Shares	10.95	11.77	11.98	12.25
Maximum offering price:
Class A Shares	$11.34	12.43	12.58	12.72	9.07
Legacy Class A Shares	11.30	12.11	12.31	12.46

(a)	See Note 2 under Fund Merger.

138	See accompanying notes to financial statements.

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STATE FARM MUTUAL FUND TRUST

STATEMENTS OF OPERATIONS

Year ended December 31, 2009

	Equity Fund	Small/Mid Cap Equity Fund	International Equity Fund	S&P 500 Index Fund	Small Cap Index Fund
Investment Income: (a)
Dividends	$3,722,098	1,386,607	1,999,761	9,521,281	2,863,422
Interest	8,018	5,502	1,195	23,126	6,162
Securities lending - net	—	—	—	306,763	—
Tax-exempt interest	—	—	—	—	—

	3,730,116	1,392,109	2,000,956	9,851,170	2,869,584
Less: foreign withholding taxes	(872)	(95)	(190,501)	—	(625)
Portfolio expenses of Master Portfolios (b)	—	—	—	(203,710)	—

Total investment income	3,729,244	1,392,014	1,810,455	9,647,460	2,868,959
Expenses:
Investment advisory and management fees	1,166,285	869,217	658,623	610,394	696,598
Shareholder services fees	490,578	276,424	210,399	1,026,943	501,826
Distribution fees Class A	35,405	46,383	33,241	123,891	49,810
Distribution fees Class B	27,753	53,184	57,189	100,607	61,686
Distribution fees Legacy Class A	135,582	115,447	86,229	532,735	249,651
Distribution fees Legacy Class B	123,220	95,544	74,321	471,994	228,771
Distribution fees Class R-1	10,808	12,064	12,469	26,954	12,471
Distribution fees Class R-2	10,945	10,505	8,748	20,816	7,964
Regulatory fees	80,571	80,027	80,917	83,212	80,601
Reports to shareholders	77,634	61,220	48,052	181,824	112,049
Professional fees	39,658	42,207	36,460	50,755	38,940
Trustees’ fees and expenses	9,868	5,470	3,589	20,274	9,796
Custodian fees	4,510	15,815	164,488	670	46,499
Errors and omissions insurance	4,854	2,670	1,950	10,202	4,728
ICI dues	3,023	1,822	1,057	6,051	3,461
Securities valuation fees	2,211	2,969	16,800	—	21,782
Fidelity bond expense	683	372	273	1,423	666
Excise tax	—	—	—	—	—
Money market guarantee program fee	—	—	—	—	—
License index fees	—	—	—	39,519	36,249
Federal and state tax (c)	—	—	—	—	—

Total expenses	2,223,588	1,691,340	1,494,805	3,308,264	2,163,548
Less: expense reimbursement from affiliates (c) (d)	(28,631)	(103,920)	(188,930)	—	(155,742)

Net expenses	2,194,957	1,587,420	1,305,875	3,308,264	2,007,806

Net investment income (loss)	1,534,287	(195,406)	504,580	6,339,196	861,153
Realized and unrealized gain (loss):
Net realized gain (loss) on sales of investments	(38,727,791)	(29,730,926)	(10,739,931)	(10,674,056)	(14,479,694)
Net realized gain (loss) on forward foreign currency contracts	—	—	43,286	—	—
Net realized loss on foreign currency transactions	—	—	(82,750)	—	—
Net realized gain (loss) on futures contracts	—	—	—	924,139	673,787
Change in net unrealized gain (loss) on open futures contracts	—	—	—	505	(161,104)
Change in net unrealized appreciation (depreciation) on investments and foreign currency transactions	76,626,529	59,533,484	36,238,309	101,476,111	62,190,816

Net realized and unrealized gain (loss) on investments	37,898,738	29,802,558	25,458,914	91,726,699	48,223,805

Net change in net assets resulting from operations	$39,433,025	29,607,152	25,963,494	98,065,895	49,084,958

(a)	Components of investment income for the S&P 500 Index, LifePath Income, LifePath 2020, LifePath 2030, LifePath 2040 and LifePath 2050 Funds reflect each Fund’s proportionate income from its Master Portfolio.

(b)	Portfolio expenses of Master Portfolios for the S&P 500 Index, LifePath Income, LifePath 2020, LifePath 2030, LifePath 2040 and LifePath 2050 Funds include the effect of expense reductions by BlackRock at the Master Portfolio level. See Note 2 under Expense Reduction Agreements.

(c)	See Note 2 under Fund Merger.

(d)	For the Money Market Fund, this amount includes $820,320 of additional voluntary fee waivers from SFIMC and VP Management Corp. See Note 2 under Expense Reduction Agreements.

140	See accompanying notes to financial statements.

International Index Fund	Equity and Bond Fund	Bond Fund	Tax Advantaged Bond Fund	Money Market Fund	LifePath Income Fund	LifePath 2020 Fund	LifePath 2030 Fund	LifePath 2040 Fund	LifePath 2050 Fund

5,729,866	3,126,936	—	—	—	2,822,530	12,431,073	12,238,760	10,602,739	393,455
2,070	—	15,414,465	—	871,950	4,444,423	10,768,555	5,452,829	2,069,150	7,281
—	—	—	—	—	69,228	341,717	324,544	281,707	7,381
—	—	—	6,308,777	—	—	—	—	—	—

5,731,936	3,126,936	15,414,465	6,308,777	871,950	7,336,181	23,541,345	18,016,133	12,953,596	408,117
(477,853)	—	—	—	—	—	—	—	—	—
—	—	—	—	—	(492,439)	(1,561,338)	(1,135,312)	(778,318)	(21,974)

5,254,083	3,126,936	15,414,465	6,308,777	871,950	6,843,742	21,980,007	16,880,821	12,175,278	386,143

849,142	—	324,392	142,945	258,392	655,190	2,420,460	1,975,065	1,506,645	48,157
430,485	4,506	817,910	357,386	661,071	471,963	1,745,921	1,427,348	1,090,292	35,632
67,880	42,450	136,670	125,599	125,757	156,667	550,579	487,869	343,483	29,990
78,842	62,513	47,552	23,273	18,754	22,015	129,703	149,679	152,142	—
187,740	162,618	291,845	158,134	148,017	219,515	739,196	514,154	358,358	—
155,718	209,020	334,865	168,225	64,888	79,997	430,485	333,526	241,937	—
16,766	11,242	20,961	—	29,624	10,706	50,098	53,398	47,898	4,960
11,388	10,037	13,443	—	24,565	9,827	36,203	34,425	27,978	2,313
80,123	80,538	84,454	57,721	99,588	89,464	92,143	84,937	83,697	33,457
89,518	50,415	81,260	9,897	56,158	19,855	145,034	157,840	171,210	8,248
47,024	24,942	42,485	35,665	35,898	51,410	58,373	47,527	42,465	37,895
8,563	7,094	16,557	7,028	14,820	9,397	34,281	27,970	21,156	673
139,060	—	8,569	1,837	2,535	1,398	4,361	3,939	3,048	1,669
4,053	3,653	7,918	3,229	7,065	4,588	16,841	12,898	9,657	177
2,308	—	4,197	1,687	2,927	2,829	7,659	6,599	5,117	96
62,362	—	59,355	29,186	—	—	—	—	—	—
572	501	1,106	455	985	670	2,380	1,827	1,368	26
—	—	—	—	—	11,245	4,740	—	—	—
—	—	—	—	57,665	—	—	—	—	—
76,327	—	—	—	—	—	—	—	—	—
—	—	—	—	—	176,398	—	—	—	—

2,307,871	669,529	2,293,539	1,122,267	1,608,709	1,993,134	6,468,457	5,319,001	4,106,451	203,293
(193,086)	(167,143)	—	(3,740)	(839,568)	(187,643)	(4,740)	—	—	(68,451)

2,114,785	502,386	2,293,539	1,118,527	769,141	1,805,491	6,463,717	5,319,001	4,106,451	134,842

3,139,298	2,624,550	13,120,926	5,190,250	102,809	5,038,251	15,516,290	11,561,820	8,068,827	251,301

(8,153,112)	28	(1,234,818)	442,893	—	(6,177,873)	(61,488,018)	(64,376,513)	(53,581,580)	(444,193)
238,517	—	—	—	—	—	—	—	—	—
93,098	—	—	—	—	—	—	—	—	—
706,910	—	—	—	—	—	—	—	—	—
(16,268)	—	—	—	—	—	—	—	—	—

47,122,789	18,955,768	18,035,517	7,327,123	—	26,558,880	188,779,411	186,807,477	158,188,497	4,850,796

39,991,934	18,955,796	16,800,699	7,770,016	—	20,381,007	127,291,393	122,430,964	104,606,917	4,406,603

43,131,232	21,580,346	29,921,625	12,960,266	102,809	25,419,258	142,807,683	133,992,784	112,675,744	4,657,904

See accompanying notes to financial statements.	141

STATE FARM MUTUAL FUND TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Equity Fund
Years ended December 31,	2009	2008
From operations:
Net investment income (loss)	$1,534,287	4,686,421
Net realized gain (loss)	(38,727,791)	(87,131,672)
Change in net unrealized appreciation or depreciation	76,626,529	(43,816,675)

Net change in net assets resulting from operations	39,433,025	(126,261,926)
Distributions to shareholders from and in excess of:
Net investment income:
Class A Shares	(123,577)	(279,827)
Class B Shares	2	(42,953)
Legacy Class A Shares	(305,644)	(1,255,756)
Legacy Class B Shares	(23,390)	(346,822)
Institutional Shares	(842,850)	(2,690,433)
Class R-1 Shares	(7,698)	(38,792)
Class R-2 Shares	(19,722)	(77,613)
Class R-3 Shares	(7,862)	(20,152)

	(1,330,741)	(4,752,348)
Net realized gain:
Class A Shares	—	(20,497)
Class B Shares	—	(5,074)
Legacy Class A Shares	—	(96,162)
Legacy Class B Shares	—	(35,481)
Institutional Shares	—	(174,688)
Class R-1 Shares	—	(3,248)
Class R-2 Shares	—	(6,172)
Class R-3 Shares	—	(1,371)

	—	(342,693)

Total distributions to shareholders	(1,330,741)	(5,095,041)
From Fund share transactions:
Proceeds from shares sold	27,060,398	50,729,635
Reinvestment of distributions	602,153	2,512,457

	27,662,551	53,242,092
Less payments for shares redeemed	(17,443,013)	(31,797,183)

Net increase (decrease) in net assets from Fund share transactions	10,219,538	21,444,909

Total increase (decrease) in net assets	48,321,822	(109,912,058)

Net assets:
Beginning of period	182,529,116	292,441,174

End of period*	$230,850,938	182,529,116

* Including accumulated undistributed net investment income (loss)	$246,485	38,483

142	See accompanying notes to financial statements.

Small/Mid Cap Equity Fund		International Equity Fund		S&P 500 Index Fund		Small Cap Index Fund
2009	2008	2009	2008	2009	2008	2009	2008

(195,406)	(646,247)	504,580	1,650,328	6,339,196	8,357,327	861,153	1,263,517
(29,730,926)	(32,933,560)	(10,779,395)	(11,555,974)	(9,749,917)	(15,006,252)	(13,805,907)	12,919,027
59,533,484	(50,240,672)	36,238,309	(55,228,724)	101,476,616	(235,458,127)	62,029,712	(119,632,034)

29,607,152	(83,820,479)	25,963,494	(65,134,370)	98,065,895	(242,107,052)	49,084,958	(105,449,490)

—	—	(96,267)	(46)	(864,302)	(942,573)	(116,742)	(102,707)
—	—	(557)	107	(82,689)	(139,352)	55	10
—	—	(202,595)	(57)	(2,944,838)	(4,695,652)	(474,173)	(495,628)
—	—	(19,291)	(208)	(684,470)	(1,177,805)	(34,862)	583
—	—	(90,326)	138	(790,553)	(1,088,958)	(241,964)	(245,282)
—	—	(8,199)	2	(61,880)	(92,376)	(3,950)	(3,531)
—	—	(16,512)	—	(106,573)	(144,333)	(14,101)	(11,082)
—	—	(9,262)	(2)	(20,688)	(32,468)	(6,457)	(6,923)

—	—	(443,009)	(66)	(5,555,993)	(8,313,517)	(892,194)	(864,560)

—	(135,893)	—	(337,699)	—	(75,426)	(841)	(1,574,655)
—	(54,051)	—	(187,172)	—	(18,311)	(255)	(587,912)
—	(388,663)	—	(946,870)	—	(391,020)	(3,827)	(8,843,079)
—	(134,271)	—	(324,576)	—	(136,836)	(1,352)	(3,260,861)
—	(123,139)	—	(249,400)	—	(78,084)	(1,238)	(2,552,981)
—	(17,477)	—	(63,483)	—	(8,973)	(94)	(204,199)
—	(30,228)	—	(79,931)	—	(12,353)	(118)	(244,489)
—	(7,271)	—	(28,739)	—	(2,394)	(37)	(79,756)

—	(890,993)	—	(2,217,870)	—	(723,397)	(7,762)	(17,347,932)

—	(890,993)	(443,009)	(2,217,936)	(5,555,993)	(9,036,914)	(899,956)	(18,212,492)

20,285,821	29,129,061	13,437,396	15,058,003	67,220,958	78,588,833	25,090,580	30,193,878
—	631,847	274,481	1,173,009	5,372,713	8,699,358	755,039	14,225,348

20,285,821	29,760,908	13,711,877	16,231,012	72,593,671	87,288,191	25,845,619	44,419,226
(14,298,075)	(21,306,548)	(8,631,748)	(12,541,327)	(63,506,610)	(122,168,915)	(24,915,862)	(40,914,977)

5,987,746	8,454,360	5,080,129	3,689,685	9,087,061	(34,880,724)	929,757	3,504,249

35,594,898	(76,257,112)	30,600,614	(63,662,621)	101,596,963	(286,024,690)	49,114,759	(120,157,733)

98,769,063	175,026,175	72,265,872	135,928,493	385,039,892	671,064,582	191,244,369	311,402,102

134,363,961	98,769,063	102,866,486	72,265,872	486,636,855	385,039,892	240,359,128	191,244,369

15,498	10,206	491,674	286,696	874,545	210,482	318,103	446,854

See accompanying notes to financial statements.	143

STATE FARM MUTUAL FUND TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	International Index Fund
Years ended December 31,	2009	2008
From operations:
Net investment income (loss)	$3,139,298	5,635,792
Net realized gain (loss)	(7,114,587)	(9,132,404)
Change in net unrealized appreciation or depreciation	47,106,521	(118,519,129)

Net change in net assets resulting from operations	43,131,232	(122,015,741)
Distributions to shareholders from and in excess of:
Net investment income:
Class A Shares	(715,188)	(549,748)
Class B Shares	(141,340)	(105,989)
Legacy Class A Shares	(1,749,539)	(1,647,957)
Legacy Class B Shares	(457,230)	(399,404)
Institutional Shares	(726,383)	(663,570)
Class R-1 Shares	(74,512)	(57,550)
Class R-2 Shares	(97,602)	(84,157)
Class R-3 Shares	(33,977)	(29,968)

	(3,995,771)	(3,538,343)
Net realized gain:
Class A Shares	—	—
Class B Shares	—	—
Legacy Class A Shares	—	—
Legacy Class B Shares	—	—
Institutional Shares	—	—
Class R-1 Shares	—	—
Class R-2 Shares	—	—
Class R-3 Shares	—	—

	—	—

Total distributions to shareholders	(3,995,771)	(3,538,343)
From Fund share transactions:
Proceeds from shares sold	26,211,746	38,022,599
Reinvestment of distributions	3,014,578	2,654,825

	29,226,324	40,677,424
Less payments for shares redeemed	(24,249,929)	(39,617,212)

Net increase (decrease) in net assets from Fund share transactions	4,976,395	1,060,212

Total increase (decrease) in net assets	44,111,856	(124,493,872)

Net assets:
Beginning of period	159,554,221	284,048,093

End of period*	$203,666,077	159,554,221

* Including accumulated undistributed net investment income (loss)	$(778,263)	(253,634)

144	See accompanying notes to financial statements.

Equity and Bond Fund		Bond Fund		Tax Advantaged Bond Fund		Money Market Fund
2009	2008	2009	2008	2009	2008	2009	2008

2,624,550	4,946,075	13,120,926	13,618,979	5,190,250	4,581,290	102,809	3,829,740
28	(345,457)	(1,234,818)	245,142	442,893	863,745	—	—
18,955,768	(53,518,230)	18,035,517	(7,379,880)	7,327,123	(3,636,917)	—	—

21,580,346	(48,917,612)	29,921,625	6,484,241	12,960,266	1,808,118	102,809	3,829,740

(360,739)	(551,508)	(2,190,227)	(1,427,937)	(1,839,059)	(1,124,410)	(31,274)	(1,115,359)
(96,690)	(223,224)	(268,030)	(257,492)	(119,537)	(119,614)	(425)	(43,730)
(1,209,845)	(2,442,319)	(4,760,180)	(5,336,236)	(2,365,980)	(2,430,799)	(42,035)	(1,658,690)
(462,405)	(1,067,804)	(1,897,039)	(2,126,386)	(865,674)	(906,467)	(1,328)	(111,612)
(231,417)	(359,243)	(3,619,306)	(4,131,283)	—	—	(21,535)	(576,219)
(37,057)	(70,287)	(157,251)	(128,718)	—	—	(1,177)	(85,961)
(62,835)	(104,587)	(176,692)	(150,345)	—	—	(4,092)	(207,476)
(17,672)	(33,756)	(52,201)	(60,582)	—	—	(943)	(30,693)

(2,478,660)	(4,852,728)	(13,120,926)	(13,618,979)	(5,190,250)	(4,581,290)	(102,809)	(3,829,740)

—	(771,855)	—	—	(237,937)	(269,333)	—	—
—	(386,233)	—	—	(10,701)	(28,908)	—	—
—	(3,367,737)	—	—	(187,470)	(521,615)	—	—
—	(1,707,199)	—	—	(73,877)	(216,078)	—	—
—	(462,450)	—	—	—	—	—	—
—	(109,054)	—	—	—	—	—	—
—	(152,642)	—	—	—	—	—	—
—	(44,584)	—	—	—	—	—	—

—	(7,001,754)	—	—	(509,985)	(1,035,934)	—	—

(2,478,660)	(11,854,482)	(13,120,926)	(13,618,979)	(5,700,235)	(5,617,224)	(102,809)	(3,829,740)

17,949,408	17,486,485	112,221,064	62,476,701	78,372,123	23,747,509	307,052,101	403,853,010
1,890,983	8,728,205	9,160,554	8,666,469	2,864,837	2,448,003	97,328	3,535,078

19,840,391	26,214,690	121,381,618	71,143,170	81,236,960	26,195,512	307,149,429	407,388,088
(17,963,917)	(28,293,386)	(49,826,920)	(76,842,217)	(19,461,726)	(16,240,423)	(297,599,295)	(325,779,350)

1,876,474	(2,078,696)	71,554,698	(5,699,047)	61,775,234	9,955,089	9,550,134	81,608,738

20,978,160	(62,850,790)	88,355,397	(12,833,785)	69,035,265	6,145,983	9,550,134	81,608,738

133,199,268	196,050,058	293,498,381	306,332,166	119,065,232	112,919,249	234,716,498	153,107,760

154,177,428	133,199,268	381,853,778	293,498,381	188,100,497	119,065,232	244,266,632	234,716,498

317,572	171,682	—	—	—	—	—	—

See accompanying notes to financial statements.	145

STATE FARM MUTUAL FUND TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	LifePath Income Fund
Years ended December 31,	2009	2008
From operations:
Net investment income	$5,038,251	4,713,935
Net realized gain (loss)	(6,177,873)	(7,767,493)
Change in net unrealized appreciation or depreciation	26,558,880	(24,429,501)

Net change in net assets resulting from operations	25,419,258	(27,483,059)
Distributions to shareholders from and in excess of:
Net investment income:
Class A Shares	(1,856,421)	(1,042,594)
Class B Shares	(51,255)	(23,970)
Legacy Class A Shares	(2,424,591)	(2,038,561)
Legacy Class B Shares	(291,958)	(190,324)
Institutional Shares	(502,459)	(321,268)
Class R-1 Shares	(55,491)	(34,820)
Class R-2 Shares	(90,619)	(49,094)
Class R-3 Shares	(8,091)	(3,085)

	(5,280,885)	(3,703,716)
Net realized gain:
Class A Shares	—	(207,491)
Class B Shares	—	(6,807)
Legacy Class A Shares	—	(377,948)
Legacy Class B Shares	—	(42,732)
Institutional Shares	—	(52,678)
Class R-1 Shares	—	(7,623)
Class R-2 Shares	—	(9,394)
Class R-3 Shares	—	(550)

	—	(705,223)

Total distributions to shareholders	(5,280,885)	(4,408,939)
From Fund share transactions:
Proceeds from shares sold	462,938,006	46,348,603
Reinvestment of distributions	5,161,458	4,293,761

	468,099,464	50,642,364
Less payments for shares redeemed	(44,423,617)	(51,147,231)

Net increase (decrease) in net assets from Fund share transactions	423,675,847	(504,867)

Total increase (decrease) in net assets	443,814,220	(32,396,865)

Net assets:
Beginning of period	135,614,196	168,011,061

End of period*	$579,428,416	135,614,196

* Including accumulated undistributed net investment income (loss)	$337,456	921,343

(a)	The period for the LifePath 2050 Fund is from commencement of investment operations on July 10, 2008.

146	See accompanying notes to financial statements.

LifePath 2020 Fund		LifePath 2030 Fund		LifePath 2040 Fund		LifePath 2050 Fund
2009	2008	2009	2008	2009	2008	2009	2008 (a)

15,516,290	18,003,481	11,561,820	12,107,575	8,068,827	7,761,231	251,301	43,520
(61,488,018)	(50,343,226)	(64,376,513)	(52,057,382)	(53,581,580)	(48,049,253)	(444,193)	(236,701)
188,779,411	(191,361,650)	186,807,477	(183,709,417)	158,188,497	(158,427,159)	4,850,796	(1,289,366)

142,807,683	(223,701,395)	133,992,784	(223,659,224)	112,675,744	(198,715,181)	4,657,904	(1,482,547)

(5,718,459)	(4,314,720)	(4,447,246)	(3,338,173)	(2,717,663)	(2,098,535)	(261,906)	(39,787)
(235,330)	(191,326)	(233,421)	(174,622)	(203,003)	(146,108)	—	—
(6,225,702)	(6,646,379)	(3,897,311)	(3,872,892)	(2,505,135)	(2,370,321)	—	—
(1,117,275)	(1,172,387)	(754,988)	(725,214)	(494,636)	(443,078)	—	—
(1,906,424)	(1,577,460)	(1,701,237)	(1,435,256)	(1,652,334)	(1,340,239)	—	—
(200,542)	(180,276)	(197,551)	(145,583)	(144,204)	(109,125)	(12,887)	(3,601)
(304,096)	(213,639)	(231,923)	(203,060)	(196,442)	(149,800)	(11,027)	(4,000)
(56,073)	(47,044)	(40,896)	(28,205)	(29,956)	(19,286)	—	—

(15,763,901)	(14,343,231)	(11,504,573)	(9,923,005)	(7,943,373)	(6,676,492)	(285,820)	(47,388)

—	(838,617)	—	(563,886)	—	(266,714)	(529,807)	(18,546)
—	(53,783)	—	(45,949)	—	(31,086)	—	—
—	(1,340,951)	—	(694,080)	—	(318,872)	—	—
—	(303,453)	—	(175,541)	—	(84,376)	—	—
—	(279,614)	—	(217,735)	—	(148,847)	—	—

—	(39,308)	—	(29,011)	—	(17,626)	(34,644)	(2,765)
—	(44,292)	—	(37,472)	—	(20,397)	(25,978)	(2,611)
—	(8,431)	—	(4,274)	—	(2,182)	—	—

—	(2,908,449)	—	(1,767,948)	—	(890,100)	(590,429)	(23,922)

(15,763,901)	(17,251,680)	(11,504,573)	(11,690,953)	(7,943,373)	(7,566,592)	(876,249)	(71,310)

171,540,298	168,924,412	151,895,664	166,576,233	118,068,742	142,812,657	13,610,612	8,076,704
15,697,159	17,153,050	11,480,083	11,665,790	7,926,017	7,542,560	771,696	50,485

187,237,457	186,077,462	163,375,747	178,242,023	125,994,759	150,355,217	14,382,308	8,127,189
(100,741,208)	(153,091,115)	(81,682,333)	(111,588,938)	(62,052,972)	(82,731,387)	(1,448,149)	(186,863)

86,496,249	32,986,347	81,693,414	66,653,085	63,941,787	67,623,830	12,934,159	7,940,326

213,540,031	(207,966,728)	204,181,625	(168,697,092)	168,674,158	(138,657,943)	16,715,814	6,386,469

631,703,698	839,670,426	500,071,947	668,769,039	373,162,628	511,820,571	6,386,469	—

845,243,729	631,703,698	704,253,572	500,071,947	541,836,786	373,162,628	23,102,283	6,386,469

3,529,584	4,576,308	2,768,112	3,125,466	1,927,004	1,962,924	503	1,681

See accompanying notes to financial statements.	147

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NOTES TO FINANCIAL STATEMENTS

1.	Investment Objective

State Farm Mutual Fund Trust (the “Trust”) has 15 separate investment portfolios (the “Funds”). Each Fund is a separate investment portfolio with its own investment objective, investment policies, restrictions, and attendant risks.

The State Farm Equity Fund (the “Equity Fund”) seeks long-term growth of capital. The Equity Fund seeks to achieve this objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings) in common stocks and other equity securities of U.S. large capitalization companies.

The State Farm Small/Mid Cap Equity Fund (the “Small/Mid Cap Equity Fund”) seeks long-term growth of capital. The Small/Mid Cap Equity Fund primarily invests in a diversified portfolio of small and mid-capitalization stocks issued by U.S. companies.

The State Farm International Equity Fund (the “International Equity Fund”) seeks long-term growth of capital. The International Equity Fund invests its assets primarily in securities issued by foreign companies. There is no restriction on the size of the companies in which the Fund invests.

The State Farm S&P 500 Index Fund (the “S&P 500 Index Fund”) seeks to provide investment results that correspond to the total return of publicly traded common stocks as represented by the Standard & Poor’s 500 Stock Index (the “S&P 500® Index”). The S&P 500 Index Fund invests all of its assets in a separate series of an unaffiliated mutual fund called Master Investment Portfolio. That series, called the S&P 500 Stock Master Portfolio, holds each of the stocks that make up the S&P 500 Index. The S&P 500 Stock Master Portfolio and the S&P 500 Index Fund have substantially similar investment objectives.

The State Farm Small Cap Index Fund (the “Small Cap Index Fund”) seeks to match as closely as practicable, before fees and expenses, the performance of the Russell 2000® Index (the “Russell 2000”). The Small Cap Index Fund pursues its investment objective by investing in a representative sample of the securities contained in the Russell 2000. The Russell 2000 tracks the common stock performance of about 2,000 small U.S. companies.

The State Farm International Index Fund (the “International Index Fund”) seeks to match as closely as practicable, before fees and expenses, the performance of an international portfolio of common stocks represented by the Morgan Stanley Capital International Europe, Australasia and Far East Free Index (the “EAFE® Free”). The International Index Fund selects a representative sample of the securities contained in the EAFE Free. The EAFE Free is a capitalization-weighted index that currently includes stocks of companies in 16 European countries, Australia, New Zealand, Hong Kong, Japan and Singapore.

The State Farm Equity and Bond Fund (the “Equity and Bond Fund”) seeks long-term growth of principal while providing some current income. The Equity and Bond Fund invests substantially all of its assets in Institutional shares of the State Farm Equity Fund and State Farm Bond Fund of the Trust.

The State Farm Bond Fund (the “Bond Fund”) seeks to realize over a period of years the highest yield consistent with investing in investment grade bonds. The Bond Fund invests primarily in investment grade bonds issued by U.S. companies, U.S. Government and agency obligations, and mortgage-backed securities.

The State Farm Tax Advantaged Bond Fund (the “Tax Advantaged Bond Fund”) seeks as high a rate of income exempt from federal income taxes as is consistent with prudent investment management. The Tax Advantaged Bond Fund normally invests so that either (1) at least 80% of the Tax Advantaged Bond Fund’s net investment income is exempt from regular federal income tax or (2) at least 80% or more of the Tax Advantaged Bond Fund’s net assets are invested in securities that produce income exempt from regular federal income tax.

The State Farm Money Market Fund (the “Money Market Fund”) seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity. The Money Market Fund invests exclusively in short-term, U.S. dollar-denominated money market securities, including those issued by U.S. and foreign financial institutions, corporate issuers, the U.S. Government and its agencies and instrumentalities, municipalities, foreign governments, and multi-national organizations, such as The World Bank.

The State Farm LifePath® Income Fund (the “LifePath Income Fund”) is managed for investors seeking income and moderate long-term growth of capital. The LifePath Income Fund invests all of its assets in a separate series of the Master Investment Portfolio, called the LifePath Retirement Master Portfolio. The LifePath Retirement Master Portfolio and the LifePath Income Fund have substantially similar investment objectives.

The State Farm LifePath 2020® Fund (the “LifePath 2020 Fund”) is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2020. The LifePath 2020 Fund invests all of its assets in a separate series of the Master Investment Portfolio, called the LifePath 2020 Master Portfolio. The LifePath 2020 Master Portfolio and the LifePath 2020 Fund have substantially similar investment objectives.

The State Farm LifePath 2030® Fund (the “LifePath 2030 Fund”) is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2030. The LifePath 2030 Fund invests all of its assets in a separate series of the Master Investment Portfolio, called the LifePath 2030 Master Portfolio. The LifePath 2030 Master Portfolio and the LifePath 2030 Fund have substantially similar investment objectives.

148

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NOTES TO FINANCIAL STATEMENTS (Continued)

The State Farm LifePath 2040® Fund (the “LifePath 2040 Fund”) is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2040. The LifePath 2040 Fund invests all of its assets in a separate series of the Master Investment Portfolio, called the LifePath 2040 Master Portfolio. The LifePath 2040 Master Portfolio and the LifePath 2040 Fund have substantially similar investment objectives.

The State Farm LifePath 2050® Fund (the “LifePath 2050 Fund”) is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2050. The LifePath 2050 Fund invests all of its assets in a separate series of the Master Investment Portfolio, called the LifePath 2050 Master Portfolio. The LifePath 2050 Master Portfolio and the LifePath 2050 Fund have substantially similar investment objectives.

Each LifePath Master Portfolio invests in a combination of stock, bond and short-term money market funds (the “Underlying Funds”) in proportions suggested by its own comprehensive asset allocation investment strategy that gradually becomes more conservative as the year in the LifePath Fund’s name approaches, except for the LifePath Retirement Master Portfolio that already is in its most conservative phase.

2.	Significant accounting policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”).

Securities valuation

For a description of securities valuation for investments of the Master Portfolios, see the Notes to Financial Statements for Master Investment Portfolio (“MIP”) found later in this report. The following securities valuation description applies to the Equity Fund, Small/Mid Cap Equity Fund, International Equity Fund, Small Cap Index Fund, International Index Fund, Equity and Bond Fund, Bond Fund, Tax Advantaged Bond Fund and Money Market Fund (collectively, “Non-feeder Funds”).

Investments are valued pursuant to valuation procedures approved by the Trust’s Board of Trustees. Valuations under these procedures reflect the fair value of the investments.

Fair value is defined as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to classify fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in three broad levels as follows:

•	Level 1 - quoted prices (unadjusted) in active markets for identical securities

•

Level 2 - significant other observable inputs (other than quoted prices included within Level 1), such as quoted prices for similar securities and interest rates, prepayment speeds, credit risk, etc., on fixed income securities

•	Level 3 - significant unobservable inputs (including SFIMC’s own assumptions in determining the fair value of a Fund’s investments)

Stocks and exchange-traded funds (“ETFs”) traded on securities exchanges, or in an over-the-counter market in which transaction prices are reported, are valued at the last sales price on the day of valuation or, if there are no reported sales on that day, at the last reported bid price for the day. Stocks traded on NASDAQ are valued at the NASDAQ Official Closing Price. Long-term debt securities and U.S. Treasury bills are generally valued using quotations provided by an independent pricing service. All of the securities and assets of the Money Market Fund and short-term debt securities with remaining maturities of 60 days or less (other than U.S. Treasury bills) held by any of the other Non-feeder Funds are generally valued on an amortized cost basis, which approximates market value. Investments in open-end investment companies are valued each day based on the closing net asset value of the respective fund. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using quoted forward exchange rates. Short sales, if any, are valued at market value.

Portfolio securities that are primarily traded on foreign securities exchanges (“foreign securities”) are valued at the closing values of such securities on the respective exchange where each security is primarily traded. State Farm Investment Management Corp. (“SFIMC”), the Trust’s investment adviser, may determine that a market quotation for a foreign security held by a Fund is not reliable because of events or circumstances that have occurred between the time of the market quotation and the time the net asset value of the Fund is calculated (“subsequent event”). A subsequent event might include company-specific developments, a development that might affect an entire market or region, a potentially global development or a significant change in one or more U.S. securities indexes. If SFIMC determines that the market quotation for a foreign security is not reliable, SFIMC may use an independent statistical fair value service to assist in determining value, or SFIMC may determine the foreign security’s value in SFIMC’s reasonable judgement.

For securities other than foreign securities, for which market prices are not readily available or are considered unreliable, SFIMC is required to obtain bid price quotations from brokers or dealers in the securities. If SFIMC cannot obtain a quotation for the security or if SFIMC believes the quotation does not represent the security’s fair value, then SFIMC will determine the security’s value in SFIMC’s reasonable judgment.

In determining a value based on reasonable judgment, SFIMC may use different methodologies, including multiple of earnings, multiple of book value, discount from market of a similar freely traded security or, for debt securities, yield to maturity. Other factors SFIMC may consider in determining value for

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

a security include, but are not limited to, fundamental analytical data relating to the security, the nature and duration of any restrictions on disposition of the security, the last traded price of the security, significant global or regional events such as political unrest, natural disasters, and war, and significant movements in major market indices, exchange traded funds, index futures or other financial instruments in the U.S. or other markets.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value certain Funds’ assets as of December 31, 2009:

	Investments in Securities				Other Financial Instruments

Fund	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Equity Fund					$—	$—	$—	$—
Common Stocks (a)	$229,764,578	$—	$—	$229,764,578
Short-term Investments	954,440	—	—	954,440
Small/Mid Cap Equity Fund					—	—	—	—
Common Stocks (a)	133,068,340	—	—	133,068,340
Short-term Investments	1,490,438	—	—	1,490,438
International Equity Fund					—	592	—	592
Common Stocks (a)	—	95,531,981	0	95,531,981
Preferred Stocks (a)	—	4,936,996	—	4,936,996
Repurchase Agreement	—	2,969,852	—	2,969,852
S&P 500 Index Fund					—	—	—	—
Investments in securities in Master Portfolios	—	486,991,437	—	486,991,437
Small Cap Index Fund					136,045	—	—	136,045
Common Stocks (a)	236,544,290	0	0	236,544,290
Short-term Investments	2,581,964	679,742	—	3,261,706
International Index Fund					60,507	(58,495)	—	2,012
Common Stocks (a)	—	200,012,826	0	200,012,826
Preferred Stocks (a)	—	707,865	—	707,865
Repurchase Agreement	—	465,885	—	465,885
Equity and Bond Fund					—	—	—	—
Registered Investment Companies	153,913,377	—	—	153,913,377
Bond Fund					—	—	—	—
Corporate Bonds	—	184,202,256	—	184,202,256
Taxable Municipal Bonds	—	2,043,050	—	2,043,050
Commercial Mortgaged-Backed Securities	—	9,740,234	—	9,740,234
Agency Notes & Bonds	—	17,954,185	—	17,954,185
Mortgage-Backed Securities	—	84,190,062	—	84,190,062
U.S. Treasury Obligations	—	51,058,013	—	51,058,013
Short-term Investments	29,552,894	—	—	29,552,894
Tax Advantaged Bond Fund					—	—	—	—
Long-term Municipal Bonds	—	180,714,821	—	180,714,821
Short-term Investments	11,534,385	—	—	11,534,385
Money Market Fund					—	—	—	—
Short-term Investments	10,440,234	233,598,217	—	244,038,451
(a) Industry classification and/or country is disclosed in the Schedules of Investments.

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NOTES TO FINANCIAL STATEMENTS (Continued)

	Investments in Securities				Other Financial Instruments

Fund	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
LifePath Income Fund					$—	$—	$—	$—
Investments in securities in Master Portfolios	$—	$579,806,956	$—	$579,806,956
LifePath 2020 Fund					—	—	—	—
Investments in securities in Master Portfolios	—	845,302,897	—	845,302,897
LifePath 2030 Fund					—	—	—	—
Investments in securities in Master Portfolios	—	704,701,777	—	704,701,777
LifePath 2040 Fund					—	—	—	—
Investments in securities in Master Portfolios	—	541,419,970	—	541,419,970
LifePath 2050 Fund					—	—	—	—
Investments in securities in Master Portfolios	—	23,168,430	—	23,168,430

Other financial instruments are derivative instruments not listed separately in the Schedules of Investments, such as futures and foreign currency contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The International Equity Fund, Small Cap Index Fund and International Index Fund did not hold any Level 3 securities valued at other than zero as of December 31, 2008 or for the year ended December 31, 2009. The remaining Funds did not hold any Level 3 securities as of December 31, 2008 or for the year ended December 31, 2009.

Repurchase agreements

The Funds, including the S&P 500 Index, LifePath Income, LifePath 2020, LifePath 2030, LifePath 2040 and LifePath 2050 Funds (“Feeder Funds”) through their investment in the Master Portfolios, may enter into repurchase agreements with banks, brokers, dealers or other financial institutions, in accordance with a Fund’s investment restrictions. Repurchase agreements involve the purchase of securities with a simultaneous commitment to resell the securities to the seller at an agreed-upon price and date. A Fund will invest only in repurchase agreements collateralized in an amount at least equal to the repurchase price plus accrued interest. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase were less than the repurchase price, the Fund would suffer a loss. If the financial institution which is the party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to bankruptcy or other liquidation proceedings, there may be restrictions on the ability to sell the collateral and the Fund could suffer a loss. For those Funds that are Non-feeder Funds, a Fund’s Schedule of Investments reflects repurchase agreements, if any, entered into as of December 31, 2009. For the Feeder Funds, see the Notes to Financial Statements for the Master Portfolios included elsewhere in this report for more information on repurchase agreements entered into by the Master Portfolios.

Securities transactions and investment income

For financial reporting purposes, security transactions are accounted for on trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Funds. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts on money market instruments and long-term debt instruments. Realized gains and losses from security transactions are reported on an identified cost basis.

Securities purchased on a “when-issued” basis

The Tax Advantaged Bond Fund may purchase municipal bonds on a “when-issued” basis. Delivery and payment for these securities may be a month or more after the purchase date, during which time such securities are subject to market fluctuations. The Tax Advantaged Bond Fund identifies and holds specific liquid assets with a market value at least equal to the amount of the when-issued purchase commitments in order to ensure that it can meet those commitments. It is possible that the securities will never be issued and the commitment cancelled. At December 31, 2009, the Tax Advantaged Bond Fund had commitments of $4,118,060 (representing 2.19% of net assets) for when-issued securities.

Multi-class fund structure

Each Fund, other than the Tax Advantaged Bond Fund and LifePath 2050 Fund, offers eight classes of shares. The Tax Advantaged Bond Fund offers four classes of shares: Class A, Legacy Class A, Class B and Legacy Class B. The LifePath 2050 Fund offers three classes of shares: Class A, Class R-1 and Class R-2. Except for new investments in the Money Market Fund, Class A and Legacy Class A shares are offered to investors subject to an initial sales charge. Class B and Legacy Class B shares are offered without an initial sales charge, but are subject to higher ongoing expenses than Class A and

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

Legacy Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B and Legacy Class B shares automatically convert to the corresponding Class A and Legacy Class A shares eight years after issuance. Institutional shares are offered to institutional investors, including certain insurance companies, defined contribution plans, defined benefit plans, and may be used as a funding vehicle for certain IRAs. Class R-1, R-2 and R-3 shares are available for purchase or exchange only by certain qualified purchasers as defined in the prospectus for Class R-1, R-2, and R-3 shares. Institutional, Class R-1, R-2 and R-3 shares are not subject to an initial sales charge or a contingent deferred sales charge.

Investment income and certain Fund level expenses and expense reductions, if any, are borne pro rata on the basis of fair value of settled shares outstanding for the Bond, Tax Advantaged Bond and Money Market Funds and, indirectly, the Equity and Bond Fund, and relative net assets for all other Funds. Realized and unrealized gains and losses are borne pro rata on the basis of relative net assets for all Funds. However, each class bears certain expenses unique to that class such as distribution services and certain other class specific expenses. Differences in class expenses may result in the payment of different per share dividends by class. All shares of the Funds have equal rights with respect to voting subject to class specific arrangements.

Expenses

Expenses arising in connection with a specific Fund are allocated to that Fund. Common Trust expenses are generally allocated between the Funds in proportion to each Fund’s relative net assets.

Fund share valuation

The offering price of the shares of each Fund, other than Money Market Fund, is its Net Asset Value (“NAV”), plus an initial sales charge on the Class A and Legacy Class A shares. The offering price of the Money Market Fund and all Funds’ Class B, Legacy Class B, Institutional, Class R-1, Class R-2 and Class R-3 shares is the NAV. A separate NAV is calculated for each class of each Fund.

The NAV for each class of each Fund is determined as of the time of the close of regular session trading on the New York Stock Exchange (“NYSE”) (usually at 3:00 p.m., Central Time), on each day when the NYSE is open for business. Shares of the Funds will not be priced on days when the NYSE is closed.

Investments in Master Portfolios

The Feeder Funds, through their investments in the Master Portfolios, are diversified, open-end management investment companies. The Feeder Funds invest all of their assets in the Master Portfolios. The percentage ownership in the Master Portfolios held by the Feeder Funds is detailed below:

Feeder Fund	Invests in Master Portfolio	% ownership interest held by the Feeder Funds at 12/31/2009
S&P 500 Index Fund	S&P 500 Stock Master Portfolio	23.77%
LifePath Income Fund	LifePath Retirement Master Portfolio	49.76%
LifePath 2020 Fund	LifePath 2020 Master Portfolio	47.50%
LifePath 2030 Fund	LifePath 2030 Master Portfolio	49.17%
LifePath 2040 Fund	LifePath 2040 Master Portfolio	47.76%
LifePath 2050 Fund	LifePath 2050 Master Portfolio	57.69%

The Master Portfolios are diversified, open-end management investment companies, each of which has an investment objective substantially similar to that of its corresponding Feeder Fund. The financial statements of each Master Portfolio, including Schedules of Investments, are included elsewhere in this report.

Each Feeder Fund records its investment in its Master Portfolio based upon each Feeder Fund’s proportionate interest in the net assets of the respective Master Portfolio. Valuation policies relating to securities held by each Master Portfolio are disclosed in the MIP Notes to Financial Statements included elsewhere in this report.

Each Feeder Fund records daily its proportionate share of the Master Portfolio’s income, expenses, and realized and unrealized gains and losses. In addition, the Feeder Funds accrue their own expenses.

Federal income taxes, dividends and distributions to shareholders

It is the Funds’ policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and, in the manner provided therein, to distribute substantially all of their taxable income, including any net realized gain on sales of investments reportable for federal income tax purposes. The Funds intend to comply with this policy and, accordingly, no provision for federal income taxes has been made except as noted in Note 2 under Fund Merger.

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

As of December 31, 2009, the Trust’s management has completed a review of tax positions taken by the Funds and determined that no tax liability was required for unrecognized tax benefits, and no additional disclosures were needed, as of December 31, 2009. Generally, the tax authorities can initiate examinations of tax returns within the three year period beginning on the date such returns are filed. As a result, some tax returns are still open and subject to examination.

On August 2, 2009, the Equity and Bond Fund, the LifePath Income Fund and SFIMC entered into a closing agreement with the Internal Revenue Service (“IRS”) to resolve uncertainty surrounding distributions paid by these two Funds for tax years 2003 through 2006. Distributions among classes of these two Funds made during 2003 through 2006 might have been considered preferential under applicable tax rules and procedures due to the calculation methodology used by SFIMC, the Funds’ accounting agent, which methodology was changed beginning in December 2006. SFIMC previously had agreed to reimburse the Equity and Bond Fund up to $150,000 and the LifePath Income Fund up to $200,000 for fees that the Trust’s management anticipated the IRS assessing as a result of entering into the closing agreement. Pursuant to the final closing agreement, the IRS assessed aggregate fees of $59,301, which SFIMC paid to the IRS on behalf of these two Funds. The Trust’s management allocated $19,665 of the aggregate fees to the Equity and Bond Fund and $39,636 to the LifePath Income Fund. The Equity and Bond Fund and the LifePath Income Fund accrued these respective amounts as tax administration expenses, along with an offsetting reimbursement from SFIMC.

As of December 31, 2009, aggregate securities holdings’ unrealized gains and losses based on cost for federal income tax purposes for certain Funds were as follows:

Fund	Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Equity Fund	$205,271,819	$31,191,548	$(5,744,349)	$25,447,199
Small/Mid Cap Equity Fund	109,105,184	27,662,468	(2,208,874)	25,453,594
International Equity Fund	94,506,596	14,398,497	(5,466,264)	8,932,233
Small Cap Index Fund	259,006,505	41,779,005	(60,979,514)	(19,200,509)
International Index Fund	192,141,637	39,576,787	(30,531,848)	9,044,939
Equity and Bond Fund	191,670,992	2,559,063	(40,316,678)	(37,757,615)
Bond Fund	366,154,100	13,821,703	(1,235,109)	12,586,594
Tax Advantaged Bond Fund	185,303,964	7,338,169	(392,927)	6,945,242
Money Market Fund	244,038,451	—	—	—

The differences between the cost of investments for federal income tax purposes and the cost of investments reflected on the Schedules of Investments are primarily related to the timing of recognition of gains and losses and investment income.

The Master Portfolios are organized as partnerships for federal income tax purposes. Information relating to the cost of investments, gross and net unrealized appreciation (depreciation) and other tax matters for the Master Portfolios may be found in the MIP Notes To Financial Statements which are included in this report. The tax cost information for the LifePath Master Portfolios in the MIP Notes To Financial Statements does not include the tax cost information of the underlying investments in the Active Stock and CoreAlpha Bond Master Portfolios, each of which is an Underlying Fund. See the MIP Notes To Financial Statements for the tax cost information of the underlying investments in the Active Stock and CoreAlpha Bond Master Portfolios.

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

At December 31, 2009, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	Year of Expiration
	2011	2013	2014	2015	2016	2017	Total
Equity Fund	$—	$—	$—	$—	$70,645,471	$51,585,590	$122,231,061
Small/Mid Cap Equity Fund	—	—	—	—	23,162,531	39,509,875	62,672,406
International Equity Fund	—	—	—	—	7,042,943	11,960,338	19,003,281
S&P 500 Index Fund	—	—	—	—	12,289,404	9,273,659	21,563,063
Small Cap Index Fund	—	—	—	—	—	15,170,996	15,170,996
International Index Fund	—	—	—	—	5,140,621	7,747,891	12,888,512
Equity and Bond Fund	—	—	—	—	289,283	—	289,283
Bond Fund	24,490	92,631	555,535	—	—	1,234,818	1,907,474
LifePath Income Fund	—	—	—	2,998,534	34,428,945	10,856,882	48,284,361
LifePath 2020 Fund	—	—	—	—	20,206,804	72,844,865	93,051,669
LifePath 2030 Fund	—	—	—	—	21,081,063	69,253,223	90,334,286
LifePath 2040 Fund	—	—	—	—	19,524,883	57,072,053	76,596,936

The Equity and Bond Fund utilized $28 of capital loss carryforwards to offset realized capital gains in 2009.

As of December 31, 2009, in accordance with federal tax regulations, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long- term Gain	Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Total
Equity Fund	$180,359	—	$25,447,199	$(124,526,181)	$(98,898,623)
Small/Mid Cap Equity Fund	—	—	25,453,594	(62,739,761)	(37,286,167)
International Equity Fund	1,595,839	—	8,943,178	(19,963,002)	(9,423,985)
S&P 500 Index Fund	753,837	—	4,830,509	(23,074,927)	(17,490,581)
Small Cap Index Fund	79,583	—	(19,200,509)	(15,198,823)	(34,319,749)
International Index Fund	279,703	—	9,039,512	(15,017,577)	(5,698,362)
Equity and Bond Fund	313,954	—	(37,757,615)	(289,283)	(37,732,944)
Bond Fund	48,913	—	12,586,594	(1,907,474)	10,728,033
Tax Advantaged Bond Fund	—	—	6,945,242	—	6,945,242
Money Market Fund	7,441	—	—	—	7,441
LifePath Income Fund	1,794,784	—	5,889,588	(48,284,361)	(40,599,989)
LifePath 2020 Fund	2,722,175	—	28,343,913	(93,051,669)	(61,985,581)
LifePath 2030 Fund	1,768,396	—	15,898,279	(90,334,286)	(72,667,611)
LifePath 2040 Fund	932,643	—	1,916,390	(76,596,936)	(73,747,903)
LifePath 2050 Fund	168,908	—	2,063,991	—	2,232,899

The difference between these amounts and the undistributed net investment income reported on the Statements of Assets and Liabilities as of December 31, 2009 relates to one or more of the following: forward foreign currency contracts, mark-to-market of Passive Foreign Investment Companies (“PFICs”), post-October loss deferrals, return of capital transactions, amortization for GAAP but not for federal income tax purposes and non deductible start-up expenses.

From November 1, 2009 through December 31, 2009, the Equity Fund incurred $2,295,120 in long-term realized losses, the Small/Mid Cap Equity Fund incurred $67,355 in net realized losses, the S&P 500 Index Fund incurred $1,511,864 in net realized losses and the Small Cap Index Fund incurred $27,827 in long-term realized losses. As permitted by tax regulations, the Funds elected to defer the losses and treat them as arising on January 1, 2010.

From November 1, 2009 through December 31, 2009, the International Equity Fund incurred $2,612 in foreign exchange losses and $957,113 in net realized losses. As permitted by tax regulations, the Fund elected to defer the losses and treat them as arising on January 1, 2010.

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

From November 1, 2009 through December 31, 2009, the International Index Fund incurred $202,138 in foreign exchange losses and $1,926,927 in net realized losses. As permitted by tax regulations, the Fund elected to defer the losses and treat them as arising on January 1, 2010.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal income tax regulations which may differ from GAAP. These differences are primarily due to differing treatment for futures contracts, the recognition of net realized losses, net operating losses, the timing of fund distributions, and foreign currency transactions. As a result, net investment income and net realized gain or loss on investment transactions for a reporting period may differ from distributions during such period. Accordingly, each Fund may periodically make reclassifications among certain of its capital accounts without impacting its net asset value.

As of December 31, 2009, these reclassifications were as follows:

Fund	Paid in Capital	Accumulated Net Realized Gain (Loss)	Net Unrealized Appreciation (Depreciation)	Accumulated Undistributed Net Investment Income (Loss)
Equity Fund	$—	$(4,456)	—	$4,456
Small/Mid Cap Equity Fund	(222,853)	22,155	—	200,698
International Equity Fund	—	(143,407)	—	143,407
S&P 500 Index Fund	(41,260)	160,400	—	(119,140)
Small Cap Index Fund	—	97,710	—	(97,710)
International Index Fund	—	(331,844)	—	331,844
LifePath Income Fund	37,141,045	(36,799,792)	—	(341,253)
LifePath 2020 Fund	1,055	798,058	—	(799,113)
LifePath 2030 Fund	(4,275)	418,876	—	(414,601)
LifePath 2040 Fund	4,206	157,168	—	(161,374)
LifePath 2050 Fund	791	(34,132)	—	33,341

The Equity Fund, Small/Mid Cap Equity Fund, International Equity Fund, S&P 500 Index Fund, Small Cap Index Fund, International Index Fund, Equity and Bond Fund, LifePath 2020 Fund, LifePath 2030 Fund, LifePath 2040 and LifePath 2050 Fund declare and pay dividend and capital gain distributions, if any, at least annually.

The Bond Fund, Tax Advantaged Bond Fund and Money Market Fund declare dividends daily and distribute dividends monthly on the last business day of the month. Capital gain distributions on these Funds, if any, are paid at least annually.

The LifePath Income Fund declares and distributes dividends quarterly and capital gain distributions, if any, at least annually.

The tax character of distributions was as follows for the years ended December 31, 2009 and 2008, respectively:

2009 LifePath 2050 Fund	Ordinary Income	Long-term Capital Gain	Total
Class A	$791,713	$—	$791,713
Class R1	47,531	—	47,531
Class R2	37,005	—	37,005

Total Distributions	$876,249	$—	$876,249

2009 Tax Advantaged Bond Fund	Tax Exempt Income	Ordinary Income	Long-term Capital Gain	Total
Class A	$1,839,059	$15,039	$222,898	$2,076,996
Class B	119,537	643	10,058	130,238
Legacy Class A	2,365,980	11,259	176,211	2,553,450
Legacy Class B	865,674	4,413	69,464	939,551

Total Distributions	$5,190,250	$31,354	$478,631	$5,700,235

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

For the remaining Funds, the tax distributions of ordinary income were the same as the distributions from net investment income reflected in the Statement of Changes in Net Assets for the year ended December 31, 2009.

2008	Ordinary Income
	Class A	Class B	Legacy Class A	Legacy Class B	Institutional	Class R-1	Class R-2	Class R-3	Total
Equity Fund	$285,106	44,260	1,280,524	355,960	2,735,187	39,628	79,203	20,505	4,840,373
Small/Mid Cap Equity Fund	135,893	54,051	388,663	134,271	123,139	17,477	30,228	7,271	890,993
International Equity Fund	31,631	17,399	88,617	30,569	23,189	5,936	7,476	2,690	207,507
Small Cap Index Fund	106,047	1,231	514,255	6,304	250,657	3,963	11,598	7,091	901,146
Equity and Bond Fund	783,325	339,224	3,453,692	1,580,540	498,134	103,040	150,431	47,146	6,955,532
LifePath Income Fund	1,090,626	25,546	2,126,093	200,216	333,462	36,584	51,269	3,213	3,867,009

2008	Long Term Capital Gain
	Class A	Class B	Legacy Class A	Legacy Class B	Institutional	Class R-1	Class R-2	Class R-3	Total
Equity Fund	$15,218	3,767	71,394	26,343	129,934	2,412	4,582	1,018	254,668
Small/Mid Cap Equity Fund	—	—	—	—	—	—	—	—	—
International Equity Fund	306,114	169,666	858,310	294,215	226,073	57,545	72,455	26,051	2,010,429
Small Cap Index Fund	1,571,315	586,671	8,824,452	3,253,974	2,547,606	203,767	243,973	79,588	17,311,346
Equity and Bond Fund	540,038	270,233	2,356,364	1,194,463	323,559	76,301	106,798	31,194	4,898,950
LifePath Income Fund	159,459	5,231	290,416	32,840	40,484	5,859	7,219	422	541,930

2008	Total Distributions
	Class A	Class B	Legacy Class A	Legacy Class B	Institutional	Class R-1	Class R-2	Class R-3	Total
Equity Fund	$300,324	48,027	1,351,918	382,303	2,865,121	42,040	83,785	21,523	5,095,041
Small/Mid Cap Equity Fund	135,893	54,051	388,663	134,271	123,139	17,477	30,228	7,271	890,993
International Equity Fund	337,745	187,065	946,927	324,784	249,262	63,481	79,931	28,741	2,217,936
Small Cap Index Fund	1,677,362	587,902	9,338,707	3,260,278	2,798,263	207,730	255,571	86,679	18,212,492
Equity and Bond Fund	1,323,363	609,457	5,810,056	2,775,003	821,693	179,341	257,229	78,340	11,854,482
LifePath Income Fund	1,250,085	30,777	2,416,509	233,056	373,946	42,443	58,488	3,635	4,408,939

2008 Tax Advantaged Bond Fund	Tax Exempt Income	Ordinary Income	Long-term Capital Gain	Total
Class A	$1,123,841	$934	$268,968	$1,393,743
Class B	119,553	102	28,867	148,522
Legacy Class A	2,429,567	1,960	520,887	2,952,414
Legacy Class B	906,008	763	215,774	1,122,545

Total Distributions	$4,578,969	$3,759	$1,034,496	$5,617,224

For the remaining Funds, the tax distributions of ordinary income were the same as the distributions from net investment income reflected in the Statement of Changes in Net Assets for the year ended December 31, 2008.

The International Equity Fund, Small Cap Index Fund and the International Index Fund have elected to mark-to-market their investments in PFICs for federal income tax purposes. In accordance with this election, the International Equity Fund recognized unrealized appreciation (depreciation) of $987,977 and $(1,442,314) as ordinary income for federal income tax purposes during 2009 and 2008, respectively. The Small Cap Index Fund recognized realized gains of $1,258 and $0 during 2009 and 2008, respectively, as ordinary income for federal income tax purposes. The International Index Fund recognized unrealized appreciation (depreciation) of $638,423 and $(1,558,084) as ordinary income for federal income tax purposes during 2009 and 2008, respectively. The cumulative amount of mark-to-market adjustments recognized on PFICs at December 31, 2009 was $1,089,018 for the International Equity Fund and $879,188 for the International Index Fund.

Foreign currency translation

Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing foreign exchange rates at December 31, 2009. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

translated into U.S. dollars at the prevailing foreign exchange rates on the respective dates of transactions. That portion of realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with realized and unrealized gains and losses on investment securities.

Participation in Temporary Money Market Guarantee Program

On October 3, 2008, the Board of Trustees of the Trust approved the participation by the Trust’s Money Market Fund (the “Fund”) in the U.S. Department of Treasury’s Temporary Money Market Fund Guarantee Program (“the Program”) for the initial coverage period of September 19, 2008, through December 18, 2008. The Treasury extended the Program from December 18, 2008, through April 30, 2009 and from April 30, 2009 through September 18, 2009. The Board of Trustees of the Trust elected to participate in these Program extensions. On September 18, 2009, the program expired.

Under the Program, if the Fund’s net asset value per share had dropped below $0.995 on any day while the Program was in effect, shareholders of record on that date who also held Fund shares on September 19, 2008, would have been eligible to receive a payment from the Treasury upon liquidation of the Fund. The Program covered the lesser of the number of shares owned by the shareholder as of September 19, 2008, or the number of shares owned by the shareholder as of the date of liquidation. The Fund paid fees to participate in the Program and the Program extensions based on a percentage of net assets of the participating Fund; however, SFIMC’s voluntary agreement to reimburse excess expenses incurred by the Fund remained in effect.

Use of estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Commitments and contingencies

In the normal course of business, the Trust enters into contracts on behalf of the Funds that may contain provisions for general indemnifications. Each Fund’s maximum exposure under these indemnification provisions is unknown, as this would involve future claims that may be made against each Fund that are not known at this time. However, based on past experience, the Funds believe the risk of loss from these indemnification provisions is improbable.

Subsequent events

The Trust’s management has evaluated all subsequent events through February 26, 2010, which is the date that the financial statements were issued.

Financial instruments

The Small Cap Index Fund and International Index Fund are subject to equity price risk in the normal course of pursuing their investment objectives. These Funds enter into stock index futures contracts to gain exposure to market fluctuations as this may be more efficient or cost effective than actually buying the securities. These contracts obligate such Funds to make or take delivery of a financial instrument or the cash value of a securities index at a specified future date at a specified price. Realized and unrealized gains and losses from these contracts are reflected in the Statements of Operations. Unrealized gains and losses on open futures contracts are reflected as a component of net unrealized appreciation (depreciation) in the Statements of Assets and Liabilities, and in other assets in the Schedules of Investments. Daily fluctuations in the margin requirements for futures contracts are recorded as variation margin receivable or payable on the Statements of Assets and Liabilities. Upon entering into a futures contract, these Funds bear the risk of futures contracts’ prices moving unexpectedly, in which case, the Funds may not achieve the anticipated benefits of the futures contract and may realize a loss. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearing house, as the ultimate counterparty to all exchange traded futures, guarantees the futures against default.

The International Equity and International Index Funds are subject to foreign currency exchange risk in the normal course of pursuing their investment objectives. These Funds enter into forward foreign currency contracts to hedge against changes in foreign currencies between trade date and settlement date on security transactions. Realized and unrealized gains and losses on forward foreign currency contracts are reflected in the Statements of Operations. Unrealized gains and losses on forward foreign currency contracts are reflected as a component of net unrealized appreciation (depreciation) in the Statements of Assets and Liabilities, and in other assets in the Schedule of Investments. These Funds bear the market risk that arises from changes in foreign currency rates and the credit risk should a counterparty fail to perform under such contracts, and as a result, may realize a loss.

For disclosures about derivative instruments and hedging activities for the Master Portfolio, see the MIP Notes to Financial Statements.

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NOTES TO FINANCIAL STATEMENTS (Continued)

As of December 31, 2009, the value of derivative instruments, which are also disclosed in Note 3 under Futures and foreign currency contracts, were as follows:

		Asset Derivatives			Liability Derivatives
Fund	Derivatives not accounted for as hedging instruments (a)	Statements of Assets and Liabilities Location	Fair Value		Statements of Assets and Liabilities Location	Fair Value
International Equity Fund	Forward Foreign Currency Contracts	Unrealized gain on forward foreign currency contracts	$921		Unrealized loss on forward foreign currency contracts	$329

Total			$921			$329

Small Cap Index Fund	Stock Index Futures Contracts	Variation Margin; Analysis of Net Assets - Net Unrealized Appreciation	$136,045	(b)	Variation Margin; Analysis of Net Assets - Net Unrealized Depreciation	$—

Total			$136,045			$—

International Index Fund	Forward Foreign Currency Contracts	Unrealized gain on forward foreign currency contracts	$16,641		Unrealized loss on forward foreign currency contracts	$75,136
International Index Fund	Stock Index Futures Contracts	Variation Margin; Analysis of Net Assets - Net Unrealized Appreciation	60,507		Variation Margin; Analysis of Net Assets - Net Unrealized Depreciation	—

Total			$77,148			$75,136

(a)    For open derivative instruments as of December 31, 2009, see Note 3 under Futures and foreign currency contracts, which is also indicative of derivative activity volume for the year ended December 31, 2009.

(b) Represents cumulative unrealized gain (loss) of futures contracts. Variation margin disclosed on the Statements of Assets and Liabilities is for the last day of the period.
As of December 31, 2009, the effect of derivative instruments on the Statements of Operations were as follows:

		Amount or Realized Gain (Loss) on Derivatives Recognized in Income		Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Fund	Derivatives not accounted for as hedging instruments	Futures	Forward Currency Contracts	Futures	Forward Currency Contracts
International Equity Fund	Forward Foreign Currency Contracts	$—	$43,286	$—	$2,075
S&P 500 Index Fund	Stock Index Futures Contracts	924,139	—	505	—
Small Cap Index Fund	Stock Index Futures Contracts	673,787	—	(161,104)	—
International Index Fund	Forward Foreign Currency Contracts	—	238,517	—	(57,177)
International Index Fund	Stock Index Futures Contracts	706,910	—	(16,268)	—

Investment Advisory and Management Services Agreement

The Trust has entered into an investment advisory and management services agreement with SFIMC, which serves as the Trust’s investment adviser and conducts the business and affairs of the Trust. Each Fund pays SFIMC an investment advisory and management services fee based upon that Fund’s average daily net assets. The fee is accrued daily and paid to SFIMC monthly. The rates for the Feeder Funds include the fee for BlackRock Fund Advisors (“BlackRock”) investment advisory services to the Master Portfolios.

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

Equity Fund	0.60%	Tax Advantaged Bond Fund	0.10%
Small/Mid Cap Equity Fund	0.80%	Money Market Fund	0.10%
International Equity Fund	0.80%	LifePath Income Fund	0.70%
S&P 500 Index Fund	0.20%	LifePath 2020 Fund	0.70%
Small Cap Index Fund	0.35%	LifePath 2030 Fund	0.70%
International Index Fund	0.50%	LifePath 2040 Fund	0.70%
Equity and Bond Fund	None	LifePath 2050 Fund	0.70%
Bond Fund	0.10%

SFIMC does not receive an investment advisory and management services fee for performing its services for the Equity and Bond Fund. However, SFIMC receives investment advisory and management services fees from managing the underlying funds into which the Equity and Bond Fund invests. The Equity and Bond Fund pays no sales loads or similar compensation to SFIMC to acquire shares of each Fund in which it invests. Because the Underlying Funds have varied expenses and fee levels and the Equity and Bond Fund may own different proportions of the Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Equity and Bond Fund will vary.

SFIMC has engaged Bridgeway Capital Management, Inc. (“Bridgeway”) and Westwood Management Corp. (“Westwood”) as the investment sub-advisers to provide day-to-day portfolio management for the Equity Fund; Bridgeway and Rainier Investment Management, Inc. (“Rainier”) as the investment sub-advisers to provide day-to-day portfolio management for the Small/Mid Cap Equity Fund; Marsico Capital Management, LLC (“Marsico”) and Northern Cross, LLC (“Northern Cross”) as the investment sub-advisers to provide day-to-day portfolio management for the International Equity Fund; and Northern Trust Investments, N.A. (“Northern Trust”) as the investment sub-adviser to provide day-to-day portfolio management for the Small Cap Index Fund and International Index Fund.

In accordance with the overall investment objectives of each respective Fund, Bridgeway, Westwood, Rainier, Marsico, Northern Cross, and Northern Trust determine which securities to buy and sell for each of those Funds, select the brokers and dealers to effect the transactions, and negotiate commissions. Bridgeway’s, Westwood’s, Rainier’s, Marsico’s, Northern Cross’s, and Northern Trust’s sub-advisory fees for managing the respective portfolios are paid by SFIMC. No additional advisory fees are charged to the Funds for the services of the sub-advisers.

For the year ended December 31, 2009, the following fees were earned by Bridgeway, Westwood, Rainier, Marsico, Northern Cross, and Northern Trust for providing sub-advisory services (although not all amounts indicated were paid during that period):

	Bridgeway	Westwood	Rainier	Marsico	Northern Cross	Northern Trust
Equity Fund	$451,299	$381,998	$—	$—	$—	$—
Small Mid/Cap Equity Fund	324,165	—	328,482	—	—	—
International Equity Fund	—	—	—	196,336	257,982	—
Small Cap Index Fund	—	—	—	—	—	244,210
International Index Fund	—	—	—	—	—	213,915

Total Sub-Advisory Fees	$775,464	$381,998	$328,482	$196,336	$257,982	$458,125

Distribution and Shareholder Services Agreements

The Trust has entered into a distribution and service plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 with State Farm VP Management Corp. (“VP Management Corp.”). Under terms of this plan, each Fund pays VP Management Corp. an annual fee based on a specified percentage of average daily net assets, up to the following amounts:

	Class A	Class B	Legacy Class A	Legacy Class B	Class R-1	Class R-2
Money Market Fund	0.15%	0.55%	0.15%	0.55%	0.40%	0.20%
Bond Fund and Tax Advantaged Bond Fund	0.25%	0.65%	0.25%	0.65%	0.50%	0.30%
All Other Funds	0.25%	0.95%	0.25%	0.65%	0.50%	0.30%

Effective January 1, 2008, distribution and service (12b-1) fees for Class B shares of the Small/Mid Cap Equity Fund, International Equity Fund and Equity and Bond Fund decreased from 0.95% of average daily net assets to 0.85% of average daily net assets.

The annual fee amount is payable to VP Management Corp. by each Fund only to the extent VP Management Corp. has incurred distribution expenses to be reimbursed. Any distribution expenses incurred by VP Management Corp. and not otherwise reimbursed by the Funds under the distribution plan can

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

be carried forward and reimbursed in a later time period. At December 31, 2009, VP Management Corp. had not been reimbursed for the following amounts (the TOTAL below is the cumulative amount of unreimbursed distribution expenses incurred since the commencement of operations of the Trust, although the total amount incurred by Fund is dependant upon the timing of commencement of the applicable section of the distribution plan for each such Fund and its classes):

Equity Fund	$6,450,015	Tax Advantaged Bond Fund	7,307,878
Small/Mid Cap Equity Fund	6,569,141	Money Market Fund	7,594,977
International Equity Fund	4,906,415	LifePath Income Fund	4,589,819
S&P 500 Index Fund	20,171,881	LifePath 2020 Fund	17,671,018
Small Cap Index Fund	10,876,901	LifePath 2030 Fund	12,792,757
International Index Fund	7,486,819	LifePath 2040 Fund	8,917,329
Equity and Bond Fund	8,927,728	LifePath 2050 Fund	83,050

Bond Fund	9,578,171	TOTAL	$133,923,899

The Trust has a separate shareholder services agreement with SFIMC. Each Fund, except the Equity and Bond Fund, pays SFIMC a fee of 0.25% of average daily net assets of Class A, Class B, Legacy Class A, Legacy Class B and Institutional shares and, for the current year, 0.32% of Class R-1, Class R-2 and Class R-3 shares. The Equity and Bond Fund does not directly pay SFIMC any shareholder services fee for Class A, Class B, Legacy Class A, Legacy Class B or Institutional shares and, for the current year, directly pays 0.07% of average daily net assets of Class R-1, Class R-2 and Class R-3 shares. However, SFIMC receives a shareholder services fee from managing the Equity Fund and Bond Fund into which the Equity and Bond Fund invests.

Officers and Trustees

Certain officers and/or trustees of the Trust are also officers and/or directors of SFIMC. The Trust made no payments to its officers or trustees except for trustees’ fees paid to or accrued for the Trust’s independent trustees.

Expense Reduction Agreements

For the Class A, Class B, Legacy Class A, Legacy Class B and Institutional shares of all Funds, SFIMC has agreed to reimburse each Class if, and to the extent, the Class’s total annual operating expenses (for the Feeder Funds, this includes net expenses incurred at the Master Portfolio and Underlying Fund levels as applicable) exceed the percentage of each Class’s average net assets indicated in the table below.

	Class A	Class B	Legacy Class A	Legacy Class B	Institutional
Equity Fund	1.20%	1.90%	1.20%	1.60%	0.95%
Small/Mid Cap Equity Fund	1.40%	2.00%	1.40%	1.80%	1.15%
International Equity Fund	1.50%	2.10%	1.50%	1.90%	1.25%
S&P 500 Index Fund	0.80%	1.50%	0.80%	1.20%	0.55%
Small Cap Index Fund	0.95%	1.65%	0.95%	1.35%	0.70%
International Index Fund (a)	1.20%	1.90%	1.20%	1.60%	0.95%
Equity and Bond Fund	0.25%	0.85%	0.25%	0.65%	—
Bond Fund	0.70%	1.10%	0.70%	1.10%	0.45%
Tax Advantaged Bond Fund	0.70%	1.10%	0.70%	1.10%	—
Money Market Fund	0.60%	1.00%	0.60%	1.00%	0.45%
LifePath Income Fund	1.30%	2.00%	1.30%	1.70%	1.05%
LifePath 2020 Fund	1.30%	2.00%	1.30%	1.70%	1.05%
LifePath 2030 Fund	1.30%	2.00%	1.30%	1.70%	1.05%
LifePath 2040 Fund	1.30%	2.00%	1.30%	1.70%	1.05%
LifePath 2050 Fund	1.30%	—	—	—	—

(a)    Through April 30, 2009, the expense reimbursement threshold for International Index Fund Class A, Class B, Legacy Class A, Legacy Class B and Institutional was 1.15%, 1.85%, 1.15%, 1.55% and 0.90% respectively.

For all Class R shares, SFIMC has agreed to reimburse each Class for any expenses incurred by the Class, other than management fees, administrative fees charged by the Master Portfolios, distribution (12b-1) fees, and shareholder services fees, that exceed the following percentage of the Class’s average daily assets:

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

Fund	Expense Reimbursement Threshold	Fund	Expense Reimbursement Threshold
Equity Fund	0.10%	Money Market Fund	0.10%
Small/Mid Cap Equity Fund	0.10%	LifePath Income Fund	0.10%
International Equity Fund	0.20%	LifePath 2020 Fund	0.10%
S&P 500 Index Fund	0.10%	LifePath 2030 Fund	0.10%
Small Cap Index Fund	0.10%	LifePath 2040 Fund	0.10%
International Index Fund (a)	0.20%	LifePath 2050 Fund	0.10%
Bond Fund	0.10%
(a) Through April 30, 2009, the expense reimbursement threshold for International Index Fund Class R shares was 0.15%

SFIMC has agreed to reimburse all expenses directly incurred by all Class R shares of the Equity and Bond Fund excluding distribution and shareholder services fees directly incurred by the Equity and Bond Fund.

Beginning in late January 2009, the daily interest income on securities held by the Money Market Fund fell to a level below the amount of operating expenses incurred by the Money Market Fund. Since that time, SFIMC and VP Management Corp. have been voluntarily waiving portions of their fees in amounts necessary to keep the daily net investment income of the Money Market Fund from falling below zero.

The above arrangements are voluntary and may be eliminated by SFIMC or VP Management Corp. at any time.

Effective May 1, 2006, BlackRock contractually agreed to waive the investment advisory fees charged to the LifePath Master Portfolios in an amount equal to the advisory fees and administration fees, if any, charged to the Underlying Funds through December 1, 2011. Beginning on March 15, 2004 and until May 1, 2006, such waiver was voluntary.

Effective January 1, 2007, BlackRock also contractually agreed to provide an offsetting credit against the investment advisory fees BlackRock receives from the LifePath Master Portfolios and the S&P 500 Stock Master Portfolio in an amount equal to the fees and expenses of the MIP independent trustees, counsel to such trustees, and independent registered public accounting firm (“independent expenses”) that are paid by these Master Portfolios through December 1, 2011. Also effective January 1, 2007, BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BlackRock and administrator of certain of the Underlying Funds, contractually agreed to provide an offsetting credit against the administration fees paid by the Active Stock and CoreAlpha Bond Master Portfolios to BTC in an amount equal to the independent expenses that are paid by these two Underlying Funds through December 1, 2011. Beginning on May 1, 2006 and until December 31, 2006, such offsetting credits were voluntary.

BlackRock and BTC may not discontinue or modify this contractual waiver or these offsetting credits without the approval of the Board of Trustees of the Master Portfolios.

Effective October 2, 2007, BTC began voluntarily waiving a portion of its administration fees payable by the Active Stock Master Portfolio in an amount sufficient to maintain the investment advisory fees of the LifePath Master Portfolios, which are not to exceed 0.35% of the average daily net assets of each LifePath Master Portfolio. This arrangement is voluntary and may be terminated by BTC at any time. During the period from July 3, 2008 through July 15, 2008, BlackRock voluntarily waived a portion of its investment advisory fees payable by the Active Stock Master Portfolio.

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

Fund Merger

On November 20, 2009, the LifePath 2010 Fund transferred all of its assets and liabilities (its “net assets”) to the LifePath Income Fund in exchange for shares of the LifePath Income Fund, and LifePath 2010 Fund shareholders received such LifePath Income Fund shares in exchange for their LifePath 2010 shares. None of the LifePath 2010 Fund, its shareholders, the LifePath Income Fund or its shareholders recognized income, gain or loss on the transaction for United States Federal income tax purposes. The amounts of these exchanges by share class were as follows:

	LifePath 2010 Fund Shares Amounts	LifePath 2010 Fund Dollar Amounts	LifePath Income Fund Shares Amounts	LifePath Income Fund Dollar Amounts
Class A	11,013,287	$125,650,944	11,703,811	$125,650,944
Class B	542,581	6,140,061	569,130	6,140,061
Legacy Class A	17,017,285	193,048,736	17,666,322	193,048,736
Legacy Class B	3,331,165	37,684,827	3,440,280	37,684,827
Institutional	3,552,498	40,518,528	3,707,602	40,518,528
Class R-1	388,701	4,400,696	409,245	4,400,696
Class R-2	779,685	8,854,858	808,198	8,854,858
Class R-3	64,257	731,268	67,005	731,268

Total	36,689,459	$417,029,918	38,371,593	$417,029,918

For financial reporting purposes, the net assets received and shares issued by LifePath Income Fund were recorded at fair value; however, the LifePath 2010 Fund’s cost of the investments was carried forward to align ongoing reporting of LifePath Income Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

LifePath 2010 Fund’s net assets on November 20, 2009 were $417,029,918, including $19,635,494 of unrealized appreciation and $38,341,869 of accumulated realized losses. LifePath 2010 Fund’s net assets were primarily comprised of investments in the LifePath 2010 Master Portfolio with a fair value of $417,221,180. The aggregate net assets of LifePath Income Fund immediately before and after the acquisition were $159,043,311 and $576,073,229, respectively. On November 20, 2009, the LifePath Income Fund’s accumulated realized losses were $11,113,269. As a result of the merger, the accumulated realized losses of the LifePath Income Fund are subject to an annual loss limitation of $6,886,575 as set forth in the Internal Revenue Code. Accordingly, it is possible that some of LifePath Income Fund’s accumulated realized losses as of November 20, 2009, will expire without being used to offset future realized gains.

The financial statements reflect the operations of the LifePath Income Fund for the period prior to the merger and the combined fund for the period subsequent to the merger. Because the combined investment portfolios have been managed as a single integrated portfolio since the merger was completed, it is not practical to separate the amounts of revenue and earnings of the LifePath 2010 Fund that have been included in the combined fund’s Statement of Operations since the merger was completed. Assuming the merger had been completed on January 1, 2009, LifePath Income Fund’s pro-forma net investment income, net gain on investments and net increase in net assets from operations for the year ended December 31, 2009 would have been $12,388,821, $14,655,263 and $27,044,084, respectively. Certain legal fees were incurred by the LifePath Income Fund and LifePath 2010 Fund as a result of the merger.

Prior to the merger, the LifePath 2010 Fund calculated the final income distribution to be paid based upon the total amount of estimated taxable income allocated to the feeder funds of the LifePath 2010 Master Portfolio by the MIP. After the merger, the MIP’s accounting agent finalized the total amount of taxable income, and determined that the LifePath 2010 Fund had an additional $417,017 of taxable income which was not distributed by the LifePath 2010 Fund. This under distribution resulted in a federal and state tax liability of $176,398, which liability was assumed by the LifePath Income Fund. On February 12, 2010, the MIP’s accounting agent reimbursed the LifePath Income Fund for all tax liabilities resulting from the under distribution. As a result, the Statement of Assets and Liabilities for the LifePath Income Fund reflects an accrued liability for federal and state tax expense and an offsetting receivable for federal and state tax expense reimbursement. Similarly, the Statement of Operations for the Lifepath Income Fund reflects an expense for federal and state tax and an offsetting expense reimbursement.

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

3.	Investment transactions

For the year ended December 31, 2009, investment transactions (exclusive of short-term instruments) were as follows:

	Purchases	Sales
Equity Fund	$144,976,016	$133,986,361
Small/Mid Cap Equity Fund	143,563,759	138,506,665
International Equity Fund	53,880,551	48,036,154
Small Cap Index Fund	41,175,700	38,892,115
International Index Fund	12,053,664	9,713,105
Equity and Bond Fund	4,150,000	1,700,000
Bond Fund	85,820,066	34,655,465
Tax Advantaged Bond Fund	61,192,451	5,620,229

Futures and foreign currency contracts

As of December 31, 2009, the International Equity Fund and International Index Fund had the following open forward foreign currency contracts. See Note 2 under Financial Instruments:

International Equity Fund
Foreign amount Purchased (Sold)	Currency	Contracts	Settlement Date	U.S. Dollar amount Purchased (Sold)	Unrealized Gain	Unrealized (Loss)
31,751	British Pound	1	01/04/2010	(51,284)	$775	$—
69,096	Danish Krone	1	01/05/2010	(13,311)	—	(20)
307,439	Euro	5	01/04/2010-01/06/2010	(440,729)	9	(309)
35,747	Swiss Franc	1	01/04/2010	(34,556)	54	—
(129,081)	Danish Krone	1	01/04/2010	24,867	83	—

				Total	$921	$(329)

International Index Fund
Foreign amount Purchased (Sold)	Currency	Contracts	Settlement Date	U.S. Dollar amount Purchased (Sold)	Unrealized Gain	Unrealized (Loss)
137,442	Australian Dollar	2	03/17/2010	(122,704)	$1,939	$(235)
49,814	British Pound	1	03/17/2010	(80,425)	425	—
962,685	Euro	4	03/17/2010	(1,379,992)	340	(32,349)
302,058	Hong Kong Dollar	1	03/17/2010	(38,958)	—	(42)
87,187,633	Japanese Yen	3	03/17/2010	(936,483)	—	(34,516)
69,865	Singapore Dollar	1	03/17/2010	(49,691)	—	(309)
1,283,291	Swedish Krona	1	03/17/2010	(179,433)	—	(567)
(372,386)	Australian Dollar	1	03/17/2010	332,045	—	(2,045)
(198,972)	British Pound	2	03/17/2010	321,237	412	(3,649)
(732,317)	Euro	3	03/17/2010	1,049,696	6,471	(1,167)
(21,687,576)	Japanese Yen	1	03/17/2010	232,946	7,054	—
(502,470)	Swedish Krona	1	03/17/2010	70,257	—	(257)

				Total	$16,641	$(75,136)

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

The Small Cap Index and International Index Funds had the following open futures contracts at December 31, 2009:

Fund	Type	Number of contracts	Notional Value	Market Value	Position	Expiration Month	Unrealized Gain (Loss)
Small Cap Index Fund	Russell 2000 Mini	58	$3,482,575	$3,618,620	Long	March ‘10	$136,045

Total							$136,045

International Index Fund	DJ Euro Stoxx 50	29	1,207,092	1,235,548	Long	March ‘10	28,456
International Index Fund	FTSE 100 Index	8	682,011	692,792	Long	March ‘10	10,781
International Index Fund	Hang Seng Index	1	138,931	141,390	Long	January ‘10	2,459
International Index Fund	Share Price Index	2	208,821	219,128	Long	March ‘10	10,307
International Index Fund	TOPIX Index	10	962,667	971,171	Long	March ‘10	8,504

Total							$60,507

4.	Fund share transactions

At December 31, 2009, the Funds were authorized to issue an unlimited number of shares (no par value) in an unlimited number of classes. Proceeds and payments on Fund shares as shown in the Statements of Changes in Net Assets are in respect of the following number of shares and dollars by class:

Year ended December 31, 2009:

On November 20, 2009, the LifePath 2010 Fund merged into the LifePath Income Fund. See Note 2 under Fund Merger.

	Class A Dollar Amounts				Class A Share Amounts
2009	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$9,298,805	$108,442	$2,447,503	$6,959,744	2,049,519	21,098	550,930	1,519,687
Small/Mid Cap Equity Fund	7,452,110	—	2,967,118	4,484,992	1,166,374	—	468,783	697,591
International Equity Fund	5,262,106	55,959	2,250,309	3,067,756	673,545	6,279	301,636	378,188
S&P 500 Index Fund	22,447,052	787,251	6,795,624	16,438,679	3,090,278	93,170	969,615	2,213,833
Small Cap Index Fund	5,783,125	88,643	2,077,643	3,794,125	713,436	9,069	266,565	455,940
International Index Fund	9,770,135	548,352	5,307,262	5,011,225	1,053,839	52,759	583,289	523,309
Equity and Bond Fund	6,567,233	227,124	2,088,138	4,706,219	983,077	32,545	321,298	694,324
Bond Fund	54,657,288	1,938,013	13,036,964	43,558,337	5,074,073	180,670	1,220,907	4,033,836
Tax Advantaged Bond Fund	72,039,892	1,636,155	15,067,127	58,608,920	6,513,907	147,988	1,383,255	5,278,640
Money Market Fund	182,544,706	29,192	173,912,263	8,661,635	182,544,857	29,192	173,912,263	8,661,786
LifePath Income Fund	155,490,730	1,848,891	15,013,403	142,326,218	14,650,630	179,453	1,518,474	13,311,609
LifePath 2020 Fund	97,567,674	5,686,549	30,138,427	73,115,796	9,058,907	481,506	2,955,919	6,584,494
LifePath 2030 Fund	86,204,473	4,438,344	29,936,452	60,706,365	8,167,512	371,411	2,958,723	5,580,200
LifePath 2040 Fund	51,379,771	2,705,858	19,716,029	34,369,600	4,999,907	223,997	1,932,634	3,291,270
LifePath 2050 Fund	13,025,240	751,063	1,329,538	12,446,765	1,771,772	87,127	170,659	1,688,240

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

	Class B Dollar Amounts				Class B Share Amounts
2009	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$421,770	$(2)	$104,221	$317,547	95,361	(1)	22,957	72,403
Small/Mid Cap Equity Fund	335,809	—	140,055	195,754	55,548	—	22,724	32,824
International Equity Fund	207,668	51	97,720	109,999	29,133	6	13,826	15,313
S&P 500 Index Fund	1,298,054	28,432	483,006	843,480	183,973	3,349	68,491	118,831
Small Cap Index Fund	360,334	1	157,762	202,573	45,331	(2)	19,968	25,361
International Index Fund	461,331	27,077	250,007	238,401	53,327	2,604	28,334	27,597
Equity and Bond Fund	302,879	10,605	73,863	239,621	46,681	1,517	11,094	37,104
Bond Fund	1,499,837	73,057	376,150	1,196,744	140,255	6,828	35,393	111,690
Tax Advantaged Bond Fund	305,615	8,303	45,732	268,186	27,658	751	4,159	24,250
Money Market Fund	693,063	86	534,272	158,877	693,063	86	534,272	158,877
LifePath Income Fund	6,987,709	47,322	441,805	6,593,226	653,807	4,545	44,668	613,684
LifePath 2020 Fund	4,682,395	235,264	1,927,799	2,989,860	448,921	20,021	190,267	278,675
LifePath 2030 Fund	5,555,159	233,383	1,881,018	3,907,524	540,643	19,596	186,121	374,118
LifePath 2040 Fund	5,558,383	202,900	1,970,572	3,790,711	550,870	16,852	191,648	376,074

	Legacy Class A Dollar Amounts				Legacy Class A Share Amounts
2009	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$6,796,943	$304,288	$7,535,164	$(433,933)	1,490,754	57,184	1,677,875	(129,937)
Small/Mid Cap Equity Fund	4,908,519	—	5,049,386	(140,867)	817,851	—	853,721	(35,870)
International Equity Fund	2,568,650	121,862	2,638,020	52,492	350,135	13,588	379,702	(15,979)
S&P 500 Index Fund	21,534,778	2,927,000	32,536,169	(8,074,391)	3,088,962	345,155	4,731,129	(1,297,012)
Small Cap Index Fund	8,119,394	394,736	11,908,785	(3,394,655)	1,050,945	40,820	1,564,574	(472,809)
International Index Fund	5,850,960	1,363,927	8,962,016	(1,747,129)	685,611	131,712	1,086,216	(268,893)
Equity and Bond Fund	5,654,557	1,032,369	9,506,651	(2,819,725)	851,159	147,589	1,458,150	(459,402)
Bond Fund	15,728,999	4,477,787	19,756,750	450,036	1,478,065	419,297	1,867,807	29,555
Tax Advantaged Bond Fund	5,920,015	1,129,814	3,860,751	3,189,078	536,630	102,827	354,178	285,279
Money Market Fund	51,937,540	40,853	59,452,990	(7,474,597)	51,937,540	40,853	59,452,990	(7,474,597)
LifePath Income Fund	199,899,191	2,325,602	19,666,731	182,558,062	18,350,372	222,443	1,987,768	16,585,047
LifePath 2020 Fund	25,694,495	6,191,634	41,629,692	(9,743,563)	2,467,907	526,939	4,197,581	(1,202,735)
LifePath 2030 Fund	21,583,317	3,883,738	26,627,354	(1,160,299)	2,111,221	325,227	2,673,810	(237,362)
LifePath 2040 Fund	19,010,702	2,496,913	18,095,408	3,412,207	1,893,366	206,536	1,842,573	257,329

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

	Legacy Class B Dollar Amounts				Legacy Class B Share Amounts
2009	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$1,355,589	$23,386	$3,200,652	$(1,821,677)	303,841	4,397	707,752	(399,514)
Small/Mid Cap Equity Fund	846,612	—	1,779,128	(932,516)	146,881	—	312,233	(165,352)
International Equity Fund	387,231	8,569	958,379	(562,579)	55,108	955	135,314	(79,251)
S&P 500 Index Fund	4,959,781	684,136	11,416,280	(5,772,363)	715,881	80,581	1,653,971	(857,509)
Small Cap Index Fund	1,613,911	26,257	4,067,667	(2,427,499)	212,279	2,749	539,660	(324,632)
International Index Fund	988,848	287,847	2,518,220	(1,241,525)	114,719	27,705	297,541	(155,117)
Equity and Bond Fund	1,416,936	312,990	4,449,273	(2,719,347)	217,192	44,673	674,757	(412,892)
Bond Fund	2,807,347	1,222,463	5,693,333	(1,663,523)	264,712	114,529	536,572	(157,331)
Tax Advantaged Bond Fund	106,601	90,565	488,116	(290,950)	9,726	8,250	44,350	(26,374)
Money Market Fund	7,434,477	976	6,661,082	774,371	7,434,477	976	6,661,082	774,371
LifePath Income Fund	38,883,071	290,915	2,496,019	36,677,967	3,560,863	27,562	249,775	3,338,650
LifePath 2020 Fund	5,058,688	1,116,939	9,671,383	(3,495,756)	495,520	95,145	970,449	(379,784)
LifePath 2030 Fund	3,966,386	754,086	6,271,653	(1,551,181)	394,474	63,422	626,121	(168,225)
LifePath 2040 Fund	3,860,675	494,583	4,542,887	(187,629)	384,501	40,977	454,474	(28,996)

	Institutional Shares Dollar Amounts				Institutional Shares Share Amounts
2009	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$6,659,393	$140,435	$2,749,386	$4,050,442	1,529,584	27,269	612,736	944,117
Small/Mid Cap Equity Fund	4,564,931	—	2,865,043	1,699,888	734,290	—	459,538	274,752
International Equity Fund	2,954,463	68,398	1,453,619	1,569,242	388,648	7,650	201,820	194,478
S&P 500 Index Fund	12,286,237	790,512	9,038,439	4,038,310	1,766,819	93,087	1,257,662	602,244
Small Cap Index Fund	7,122,794	229,288	5,237,448	2,114,634	895,177	23,254	658,760	259,671
International Index Fund	6,744,598	649,312	5,620,813	1,773,097	751,846	62,505	656,415	157,936
Equity and Bond Fund	2,696,898	229,781	1,235,189	1,691,490	419,940	33,074	188,556	264,458
Bond Fund	33,796,154	1,185,902	8,222,067	26,759,989	3,113,890	110,472	775,908	2,448,454
Money Market Fund	52,784,248	21,078	47,256,351	5,548,975	52,784,248	21,078	47,256,351	5,548,975
LifePath Income Fund	45,060,394	502,510	5,555,436	40,007,468	4,157,481	48,004	539,480	3,666,005
LifePath 2020 Fund	26,311,844	1,906,389	11,534,805	16,683,428	2,453,733	161,403	1,125,689	1,489,447
LifePath 2030 Fund	23,197,457	1,700,180	10,954,112	13,943,525	2,243,516	141,792	1,094,357	1,290,951
LifePath 2040 Fund	27,532,809	1,657,557	12,060,918	17,129,448	2,680,215	136,415	1,189,151	1,627,479

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

	Class R-1 Dollar Amounts				Class R-1 Share Amounts
2009	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$1,077,305	$5,762	$591,376	$491,691	245,849	1,123	127,336	119,636
Small/Mid Cap Equity Fund	1,131,493	—	674,150	457,343	189,785	—	108,603	81,182
International Equity Fund	931,411	5,431	642,802	294,040	127,100	612	86,956	40,756
S&P 500 Index Fund	2,099,768	52,599	1,681,451	470,916	297,463	6,210	234,544	69,129
Small Cap Index Fund	933,363	2,950	829,219	107,094	117,812	302	102,959	15,155
International Index Fund	1,193,679	54,004	837,394	410,289	133,167	5,208	94,297	44,078
Equity and Bond Fund	570,968	25,537	440,008	156,497	88,687	3,723	66,268	26,142
Bond Fund	1,671,824	118,197	1,393,888	396,133	156,889	11,069	130,643	37,315
Money Market Fund	6,353,569	989	5,516,853	837,705	6,353,569	989	5,516,853	837,705
LifePath Income Fund	5,497,358	53,150	795,812	4,754,696	517,473	5,158	79,536	443,095
LifePath 2020 Fund	5,452,226	200,216	3,793,069	1,859,373	520,749	17,040	358,866	178,923
LifePath 2030 Fund	6,134,027	197,544	3,187,091	3,144,480	596,711	16,628	294,749	318,590
LifePath 2040 Fund	5,043,069	143,459	3,341,491	1,845,037	498,617	11,932	303,131	207,418
LifePath 2050 Fund	463,047	16,179	110,131	369,095	61,205	1,873	12,825	50,253

	Class R-2 Dollar Amounts				Class R-2 Share Amounts
2009	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$1,178,766	$16,754	$761,944	$433,576	268,773	3,266	172,717	99,322
Small/Mid Cap Equity Fund	914,753	—	784,424	130,329	149,860	—	140,544	9,316
International Equity Fund	972,086	11,896	580,937	403,045	130,327	1,337	94,071	37,593
S&P 500 Index Fund	2,363,105	95,204	1,274,021	1,184,288	323,216	11,280	201,322	133,174
Small Cap Index Fund	1,050,065	11,147	615,209	446,003	125,858	1,141	94,599	32,400
International Index Fund	1,079,807	75,000	733,452	421,355	118,206	7,232	100,022	25,416
Equity and Bond Fund	684,017	49,910	136,409	597,518	108,221	7,245	22,227	93,239
Bond Fund	1,985,296	135,785	1,183,402	937,679	188,403	12,714	112,524	88,593
Money Market Fund	4,792,114	3,756	3,921,494	874,376	4,792,114	3,756	3,921,494	874,376
LifePath Income Fund	10,210,336	88,107	454,162	9,844,281	938,527	8,337	46,100	900,764
LifePath 2020 Fund	5,968,172	304,096	1,686,080	4,586,188	559,939	25,836	164,578	421,197
LifePath 2030 Fund	4,419,103	231,914	2,630,381	2,020,636	421,901	19,440	272,901	168,440
LifePath 2040 Fund	4,927,043	196,442	2,213,256	2,910,229	453,926	16,262	236,455	233,733
LifePath 2050 Fund	122,325	4,454	8,480	118,299	14,309	515	1,077	13,747

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

	Class R-3 Dollar Amounts				Class R-3 Share Amounts
2009	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$271,827	$3,088	$52,767	$222,148	58,585	600	12,938	46,247
Small/Mid Cap Equity Fund	131,594	—	38,771	92,823	21,895	—	7,332	14,563
International Equity Fund	153,781	2,315	9,962	146,134	21,557	259	1,536	20,280
S&P 500 Index Fund	232,183	7,579	281,620	(41,858)	34,916	892	38,257	(2,449)
Small Cap Index Fund	107,594	2,017	22,129	87,482	13,522	205	3,232	10,495
International Index Fund	122,388	9,059	20,765	110,682	14,459	871	2,599	12,731
Equity and Bond Fund	55,920	2,667	34,386	24,201	8,817	387	5,729	3,475
Bond Fund	74,319	9,350	164,366	(80,697)	6,989	880	15,824	(7,955)
Money Market Fund	512,384	398	343,990	168,792	512,384	398	343,990	168,792
LifePath Income Fund	909,217	4,961	249	913,929	84,045	463	25	84,483
LifePath 2020 Fund	804,804	56,072	359,953	500,923	76,045	4,764	34,365	46,444
LifePath 2030 Fund	835,742	40,894	194,272	682,364	77,208	3,414	19,214	61,408
LifePath 2040 Fund	756,290	28,305	112,411	672,184	69,507	2,316	11,209	60,614

Year ended December 31, 2008 (Since commencement of investment operations on July 10, 2008 for the LifePath 2050 Fund):

Effective May 1, 2008, the Tax Advantaged Bond Fund no longer offered Institutional Shares.

	Class A Dollar Amounts				Class A Share Amounts
2008	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$6,844,348	$241,851	$3,218,859	$3,867,340	1,098,471	57,609	569,238	586,842
Small/Mid Cap Equity Fund	9,778,616	89,484	3,404,961	6,463,139	1,060,641	16,266	412,395	664,512
International Equity Fund	5,030,928	163,869	2,167,321	3,027,476	477,105	25,598	229,961	272,742
S&P 500 Index Fund	25,170,674	889,543	13,366,723	12,693,494	2,688,670	137,649	1,469,383	1,356,936
Small Cap Index Fund	7,160,740	1,149,740	3,653,278	4,657,202	644,914	159,276	330,857	473,333
International Index Fund	12,469,335	396,854	6,866,437	5,999,752	1,018,096	49,757	615,971	451,882
Equity and Bond Fund	5,224,655	710,617	2,897,969	3,037,303	612,516	111,493	353,742	370,267
Bond Fund	23,255,098	1,172,856	8,245,625	16,182,329	2,234,992	113,503	801,344	1,547,151
Tax Advantaged Bond Fund	19,300,934	1,015,736	9,613,728	10,702,942	1,799,005	97,193	914,272	981,926
Money Market Fund	224,757,594	1,018,215	191,750,130	34,025,679	224,757,444	1,018,215	191,750,130	34,025,529
LifePath Income Fund	26,842,378	1,244,967	14,813,055	13,274,290	2,500,217	118,410	1,446,380	1,172,247
LifePath 2020 Fund	94,075,112	5,102,984	42,403,191	56,774,905	7,551,793	518,046	3,566,821	4,503,018
LifePath 2030 Fund	92,445,469	3,896,952	31,455,074	64,887,347	7,210,791	401,760	2,516,686	5,095,865
LifePath 2040 Fund	68,079,365	2,353,997	23,448,844	46,984,518	5,179,227	244,921	1,818,875	3,605,273
LifePath 2050 Fund	6,033,475	50,130	185,347	5,898,258	739,453	7,286	25,321	721,418

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

	Class B Dollar Amounts				Class B Share Amounts
2008	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$383,546	$10,893	$152,228	$242,211	62,748	2,581	26,331	38,998
Small/Mid Cap Equity Fund	698,977	8,217	143,847	563,347	77,590	1,340	17,084	61,846
International Equity Fund	406,105	13,691	126,780	293,016	38,198	2,161	12,889	27,470
S&P 500 Index Fund	1,729,469	45,145	475,295	1,299,319	185,107	6,935	52,502	139,540
Small Cap Index Fund	539,558	89,848	251,106	378,300	48,981	12,466	22,601	38,846
International Index Fund	794,807	17,761	260,412	552,156	64,848	2,212	22,700	44,360
Equity and Bond Fund	358,694	47,197	165,702	240,189	43,162	7,468	20,517	30,113
Bond Fund	873,839	46,626	233,698	686,767	83,952	4,519	22,609	65,862
Tax Advantaged Bond Fund	81,646	5,064	37,990	48,720	7,672	485	3,606	4,551
Money Market Fund	841,607	3,525	241,792	603,340	841,607	3,525	241,792	603,340
LifePath Income Fund	699,782	26,756	323,622	402,916	64,792	2,526	31,730	35,588
LifePath 2020 Fund	6,010,925	245,503	2,248,655	4,007,773	487,818	24,999	190,512	322,305
LifePath 2030 Fund	7,446,742	220,732	2,481,519	5,185,955	588,763	22,789	201,122	410,430
LifePath 2040 Fund	8,056,838	177,073	2,453,579	5,780,332	622,655	18,436	194,291	446,800

	Legacy Class A Dollar Amounts				Legacy Class A Share Amounts
2008	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$7,490,921	$1,346,145	$15,916,092	$(7,079,026)	1,199,267	309,470	2,487,717	(978,980)
Small/Mid Cap Equity Fund	7,834,410	287,907	9,499,153	(1,376,836)	872,306	53,464	1,084,418	(158,648)
International Equity Fund	4,191,166	565,311	5,819,605	(1,063,128)	389,280	87,777	565,925	(88,868)
S&P 500 Index Fund	27,945,728	5,049,526	59,932,168	(26,936,914)	2,992,480	778,003	6,548,323	(2,777,840)
Small Cap Index Fund	10,633,108	7,672,036	22,345,734	(4,040,590)	964,868	1,071,567	2,032,204	4,231
International Index Fund	11,091,749	1,281,622	19,086,207	(6,712,836)	898,048	160,418	1,666,252	(607,786)
Equity and Bond Fund	6,245,312	4,942,290	16,667,670	(5,480,068)	754,095	767,171	2,018,288	(497,022)
Bond Fund	21,105,965	5,004,281	27,495,927	(1,385,681)	2,021,356	482,184	2,661,943	(158,403)
Tax Advantaged Bond Fund	4,200,457	1,305,568	5,698,766	(192,741)	391,018	124,718	541,010	(25,274)
Money Market Fund	88,547,475	1,615,014	68,129,803	22,032,686	88,547,475	1,615,014	68,129,803	22,032,686
LifePath Income Fund	11,342,668	2,326,774	27,331,031	(13,661,589)	1,025,995	216,197	2,643,456	(1,401,264)
LifePath 2020 Fund	35,070,665	7,940,310	74,728,492	(31,717,517)	2,865,952	810,099	6,273,703	(2,597,652)
LifePath 2030 Fund	31,222,124	4,553,313	48,524,331	(12,748,894)	2,444,885	469,911	3,877,616	(962,820)
LifePath 2040 Fund	25,990,437	2,680,919	33,298,134	(4,626,778)	1,988,951	278,662	2,576,164	(308,551)

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

	Legacy Class B Dollar Amounts				Legacy Class B Share Amounts
2008	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$1,898,115	$382,198	$5,833,871	$(3,553,558)	305,852	88,271	920,382	(526,259)
Small/Mid Cap Equity Fund	1,725,243	98,630	2,635,666	(811,793)	204,985	18,973	318,320	(94,362)
International Equity Fund	781,643	152,572	1,365,643	(431,428)	75,537	23,863	133,787	(34,387)
S&P 500 Index Fund	6,982,323	1,313,393	27,707,959	(19,412,243)	755,502	202,062	2,991,239	(2,033,675)
Small Cap Index Fund	2,205,210	2,357,887	7,011,595	(2,448,498)	205,666	333,980	643,465	(103,819)
International Index Fund	1,830,066	259,321	3,841,747	(1,752,360)	152,072	32,335	326,449	(142,042)
Equity and Bond Fund	2,015,128	1,897,313	5,946,813	(2,034,372)	242,897	295,957	715,377	(176,523)
Bond Fund	3,537,593	1,393,736	6,064,237	(1,132,908)	339,402	134,262	585,835	(112,171)
Tax Advantaged Bond Fund	162,468	121,105	662,796	(379,223)	15,186	11,560	63,176	(36,430)
Money Market Fund	10,822,895	73,520	5,958,673	4,937,742	10,822,895	73,520	5,958,673	4,937,742
LifePath Income Fund	1,929,139	229,804	3,259,429	(1,100,486)	179,381	21,311	313,178	(112,486)
LifePath 2020 Fund	7,383,008	1,474,307	13,791,821	(4,934,506)	608,830	150,680	1,154,949	(395,439)
LifePath 2030 Fund	5,796,455	900,269	9,797,251	(3,100,527)	461,496	93,220	785,465	(230,749)
LifePath 2040 Fund	5,984,885	527,155	6,413,305	98,735	459,873	54,851	502,539	12,185

	Institutional Shares Dollar Amounts				Institutional Shares Share Amounts
2008	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$32,188,362	$429,031	$5,073,021	$27,544,372	5,298,666	101,702	824,377	4,575,991
Small/Mid Cap Equity Fund	6,300,016	110,499	4,231,987	2,178,528	691,394	19,798	483,886	227,306
International Equity Fund	2,420,609	179,548	1,763,547	836,610	236,529	27,973	168,553	95,949
S&P 500 Index Fund	11,114,755	1,166,982	17,314,262	(5,032,525)	1,200,786	179,374	1,862,857	(482,697)
Small Cap Index Fund	7,652,897	2,600,544	6,144,315	4,109,126	684,556	358,628	553,773	489,411
International Index Fund	8,610,232	589,998	7,763,156	1,437,074	702,402	73,366	659,993	115,775
Equity and Bond Fund	2,582,175	814,246	1,945,509	1,450,912	308,061	127,133	240,476	194,718
Bond Fund	10,274,249	839,917	33,006,833	(21,892,667)	986,087	81,160	3,192,312	(2,125,065)
Money Market Fund	65,376,135	559,763	52,381,551	13,554,347	65,376,135	559,763	52,381,551	13,554,347
LifePath Income Fund	3,569,064	368,722	4,099,627	(161,841)	331,756	34,404	383,585	(17,425)
LifePath 2020 Fund	15,982,550	1,857,505	15,084,011	2,756,044	1,290,609	188,900	1,268,559	210,950
LifePath 2030 Fund	18,051,233	1,652,964	14,304,318	5,399,879	1,402,296	169,864	1,127,585	444,575
LifePath 2040 Fund	23,854,567	1,488,606	12,433,210	12,909,963	1,823,018	153,844	961,456	1,015,406

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

	Class R-1 Dollar Amounts				Class R-1 Share Amounts
2008	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$831,274	$28,199	$382,893	$476,580	155,602	6,723	66,191	96,134
Small/Mid Cap Equity Fund	1,303,788	11,523	555,402	759,909	159,788	2,146	74,148	87,786
International Equity Fund	1,048,379	38,769	368,653	718,495	113,700	6,087	38,712	81,075
S&P 500 Index Fund	2,971,957	84,294	1,530,400	1,525,851	318,554	12,992	174,931	156,615
Small Cap Index Fund	967,424	144,841	513,413	598,852	87,626	20,076	48,587	59,115
International Index Fund	1,608,953	39,578	614,291	1,034,240	133,884	4,951	59,158	79,677
Equity and Bond Fund	561,261	115,299	298,117	378,443	68,702	18,354	38,886	48,170
Bond Fund	1,825,017	87,169	621,158	1,291,028	177,817	8,433	60,231	126,019
Money Market Fund	4,527,364	68,111	2,550,742	2,044,733	4,527,364	68,111	2,550,742	2,044,733
LifePath Income Fund	587,522	40,078	553,399	74,201	54,788	3,792	53,700	4,880
LifePath 2020 Fund	5,557,531	219,584	2,339,128	3,437,987	465,950	22,407	197,965	290,392
LifePath 2030 Fund	5,485,210	174,601	2,406,825	3,252,986	442,988	18,076	192,327	268,737
LifePath 2040 Fund	5,650,081	126,751	2,752,068	3,024,764	434,352	13,217	224,992	222,577
LifePath 2050 Fund	1,043,229	355	1,516	1,042,068	106,130	52	219	105,963

	Class R-2 Dollar Amounts				Class R-2 Share Amounts
2008	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$996,242	$69,298	$1,148,775	$(83,235)	174,843	16,499	182,360	8,982
Small/Mid Cap Equity Fund	1,400,404	24,253	808,942	615,715	173,243	4,475	95,324	82,394
International Equity Fund	1,103,080	55,219	903,732	254,567	108,205	8,642	86,184	30,663
S&P 500 Index Fund	2,341,750	137,542	1,654,470	824,822	255,682	21,259	171,083	105,858
Small Cap Index Fund	907,749	190,949	930,344	168,354	82,801	26,411	79,643	29,569
International Index Fund	1,509,238	63,539	1,110,666	462,111	133,266	7,943	88,550	52,659
Equity and Bond Fund	466,803	191,435	355,383	302,855	58,317	30,367	43,100	45,584
Bond Fund	1,544,618	107,215	1,084,386	567,447	149,168	10,358	103,642	55,884
Money Market Fund	8,489,569	187,128	4,502,183	4,174,514	8,489,569	187,128	4,502,183	4,174,514
LifePath Income Fund	1,345,427	55,892	765,631	635,688	121,821	5,190	72,145	54,866
LifePath 2020 Fund	4,332,674	257,382	2,132,675	2,457,381	343,953	26,210	170,781	199,382
LifePath 2030 Fund	5,497,985	234,479	2,482,162	3,250,302	424,806	24,198	197,301	251,703
LifePath 2040 Fund	4,744,799	168,465	1,884,138	3,029,126	374,698	17,512	141,566	250,644
LifePath 2050 Fund	1,000,000	—	—	1,000,000	100,000	—	—	100,000

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

	Class R-3 Dollar Amounts				Class R-3 Share Amounts
2008	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$96,827	$4,842	$71,444	$30,225	15,201	1,140	12,384	3,957
Small/Mid Cap Equity Fund	87,607	1,334	26,590	62,351	10,499	242	2,712	8,029
International Equity Fund	76,093	4,030	26,046	54,077	8,112	627	2,645	6,094
S&P 500 Index Fund	332,177	12,933	187,638	157,472	33,872	1,985	20,015	15,842
Small Cap Index Fund	127,192	19,503	65,192	81,503	11,457	2,674	5,518	8,613
International Index Fund	108,219	6,152	74,296	40,075	9,014	756	6,175	3,595
Equity and Bond Fund	32,457	9,808	16,223	26,042	3,916	1,551	1,979	3,488
Bond Fund	60,322	14,669	90,353	(15,362)	5,770	1,413	8,832	(1,649)
Money Market Fund	490,371	9,802	264,476	235,697	490,371	9,802	264,476	235,697
LifePath Income Fund	32,623	768	1,437	31,954	2,850	72	125	2,797
LifePath 2020 Fund	511,947	55,476	363,142	204,281	41,343	5,654	27,877	19,120
LifePath 2030 Fund	631,015	32,480	137,458	526,037	51,447	3,343	10,334	44,456
LifePath 2040 Fund	451,685	19,594	48,109	423,170	34,998	2,033	3,657	33,374

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FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of each Fund for the past five years, or if the performance information is not available for these periods, since the Fund’s inception. Certain information reflects financial results for a single Fund share. The total returns within each table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

STATE FARM MUTUAL FUND TRUST EQUITY FUND

(For a share outstanding throughout each period)

		Income from investment operations			Less distributions
	Net asset value, beginning of period	Net investment income (loss) (a) (b)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income	Net realized gain	Total distributions
Class A Shares
Year ended 12/31/2009	$4.28	$0.03	$0.86	$0.89	$(0.03)	$—	$(0.03)
Year ended 12/31/2008	7.53	0.11	(3.24)	(3.13)	(0.11)	(0.01)	(0.12)
Year ended 12/31/2007	8.76	0.15	(0.70)	(0.55)	(0.16)	(0.52)	(0.68)
Period ended 12/31/2006 (f)	8.44	0.07	0.76	0.83	(0.13)	(0.38)	(0.51)
Class B Shares
Year ended 12/31/2009	4.30	—	0.85	0.85	—	—	—
Year ended 12/31/2008	7.53	0.07	(3.22)	(3.15)	(0.07)	(0.01)	(0.08)
Year ended 12/31/2007	8.77	0.09	(0.72)	(0.63)	(0.09)	(0.52)	(0.61)
Period ended 12/31/2006 (f)	8.44	0.03	0.77	0.80	(0.09)	(0.38)	(0.47)
Legacy Class A Shares
Year ended 12/31/2009	4.43	0.03	0.89	0.92	(0.03)	—	(0.03)
Year ended 12/31/2008	7.78	0.12	(3.35)	(3.23)	(0.11)	(0.01)	(0.12)
Year ended 12/31/2007	9.03	0.15	(0.73)	(0.58)	(0.15)	(0.52)	(0.67)
Year ended 12/31/2006	8.21	0.11	1.20	1.31	(0.11)	(0.38)	(0.49)
Year ended 12/31/2005	8.54	0.09	0.50	0.59	(0.09)	(0.83)	(0.92)
Legacy Class B Shares
Year ended 12/31/2009	4.41	0.01	0.89	0.90	(0.01)	—	(0.01)
Year ended 12/31/2008	7.73	0.09	(3.32)	(3.23)	(0.08)	(0.01)	(0.09)
Year ended 12/31/2007	8.97	0.12	(0.73)	(0.61)	(0.11)	(0.52)	(0.63)
Year ended 12/31/2006	8.16	0.07	1.19	1.26	(0.07)	(0.38)	(0.45)
Year ended 12/31/2005	8.49	0.06	0.50	0.56	(0.06)	(0.83)	(0.89)
Institutional Shares
Year ended 12/31/2009	4.29	0.04	0.86	0.90	(0.04)	—	(0.04)
Year ended 12/31/2008	7.54	0.13	(3.24)	(3.11)	(0.13)	(0.01)	(0.14)
Year ended 12/31/2007	8.78	0.17	(0.72)	(0.55)	(0.17)	(0.52)	(0.69)
Year ended 12/31/2006	8.00	0.13	1.16	1.29	(0.13)	(0.38)	(0.51)
Year ended 12/31/2005	8.34	0.12	0.49	0.61	(0.12)	(0.83)	(0.95)
Class R-1 Shares
Year ended 12/31/2009	4.28	0.02	0.85	0.87	(0.02)	—	(0.02)
Year ended 12/31/2008	7.52	0.09	(3.22)	(3.13)	(0.10)	(0.01)	(0.11)
Year ended 12/31/2007	8.75	0.12	(0.71)	(0.59)	(0.12)	(0.52)	(0.64)
Year ended 12/31/2006	7.98	0.08	1.16	1.24	(0.09)	(0.38)	(0.47)
Year ended 12/31/2005	8.33	0.06	0.49	0.55	(0.07)	(0.83)	(0.90)
Class R-2 Shares
Year ended 12/31/2009	4.27	0.03	0.85	0.88	(0.02)	—	(0.02)
Year ended 12/31/2008	7.51	0.10	(3.23)	(3.13)	(0.10)	(0.01)	(0.11)
Year ended 12/31/2007	8.76	0.14	(0.71)	(0.57)	(0.16)	(0.52)	(0.68)
Year ended 12/31/2006	7.99	0.10	1.16	1.26	(0.11)	(0.38)	(0.49)
Year ended 12/31/2005	8.33	0.08	0.50	0.58	(0.09)	(0.83)	(0.92)
Class R-3 Shares
Year ended 12/31/2009	4.29	0.04	0.86	0.90	(0.04)	—	(0.04)
Year ended 12/31/2008	7.54	0.12	(3.24)	(3.12)	(0.12)	(0.01)	(0.13)
Year ended 12/31/2007	8.77	0.17	(0.71)	(0.54)	(0.17)	(0.52)	(0.69)
Year ended 12/31/2006	8.00	0.12	1.16	1.28	(0.13)	(0.38)	(0.51)
Year ended 12/31/2005	8.33	0.10	0.51	0.61	(0.11)	(0.83)	(0.94)

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

(b)	Net investment income for Class B shares represent less than $0.01 per share in 2009.

(c)	Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge for Class A, Class B, Legacy Class A and Legacy Class B shares. All other classes do not have a sales charge.

(d)	Determined on an annualized basis for periods that are less than a full year.

(e)	The expense ratios for the Institutional shares include the effect of the increased voluntary expense reduction threshold (where applicable) and increased shareholder services fees effective May 1, 2005.

(f)	For all the data, except for the portfolio turnover rate which is for the entire year, the period is from commencement of investment operations April 27, 2006.

174	See accompanying notes to financial statements.

		Ratios/supplemental data
			Average Net Asset ratios assuming expense reductions		Average Net Asset ratios absent expense reductions
Net asset value, end of period	Total return (c)	Net assets, end of period (millions)	Expenses (d) (e)	Net investment income (loss) (d)	Expenses (d) (e)	Net investment income (loss) (d)	Portfolio turnover rate

$5.14	20.82%	$20.8	1.20%	0.70%	1.21%	0.69%	70%
4.28	(41.52)	10.8	1.19	1.82	1.19	1.82	143
7.53	(6.38)	14.7	1.17	1.72	1.17	1.72	46
8.76	9.90	7.9	1.17	1.27	1.17	1.27	42

5.15	19.77	3.5	1.90	0.02	1.91	0.01	70
4.30	(41.84)	2.6	1.89	1.13	1.89	1.13	143
7.53	(7.27)	4.3	1.87	0.99	1.87	0.99	46
8.77	9.47	4.5	1.87	0.57	1.87	0.57	42

5.32	20.68	62.8	1.20	0.72	1.22	0.70	70
4.43	(41.54)	52.9	1.19	1.83	1.19	1.83	143
7.78	(6.57)	100.4	1.17	1.68	1.17	1.68	46
9.03	15.99	113.1	1.17	1.26	1.17	1.26	42
8.21	6.76	99.1	1.20	1.05	1.21	1.04	90

5.30	20.32	21.0	1.60	0.33	1.62	0.31	70
4.41	(41.77)	19.3	1.59	1.44	1.59	1.44	143
7.73	(6.91)	37.8	1.57	1.28	1.57	1.28	46
8.97	15.47	43.1	1.57	0.86	1.57	0.86	42
8.16	6.42	45.9	1.60	0.65	1.61	0.64	90

5.15	20.93	114.4	0.95	0.97	0.96	0.96	70
4.29	(41.28)	91.2	0.94	2.06	0.94	2.06	143
7.54	(6.36)	126.0	0.92	1.93	0.92	1.93	46
8.78	16.20	144.6	0.92	1.51	0.92	1.51	42
8.00	7.15	128.4	0.88	1.38	0.89	1.37	90

5.13	20.21	2.7	1.52	0.39	1.53	0.38	70
4.28	(41.63)	1.7	1.51	1.50	1.51	1.50	143
7.52	(6.84)	2.3	1.49	1.38	1.49	1.38	46
8.75	15.57	2.3	1.49	0.94	1.49	0.94	42
7.98	6.49	1.6	1.52	0.74	1.54	0.72	90

5.13	20.68	4.4	1.32	0.60	1.33	0.59	70
4.27	(41.62)	3.3	1.31	1.70	1.31	1.70	143
7.51	(6.66)	5.7	1.29	1.61	1.29	1.61	46
8.76	15.78	3.0	1.29	1.15	1.29	1.15	42
7.99	6.79	2.0	1.32	0.95	1.34	0.93	90

5.15	20.91	1.1	1.02	0.91	1.03	0.90	70
4.29	(41.36)	0.7	1.01	2.00	1.01	2.00	143
7.54	(6.32)	1.2	0.99	1.87	0.99	1.87	46
8.77	16.01	1.3	0.99	1.44	0.99	1.44	42
8.00	7.16	1.1	1.02	1.23	1.03	1.22	90

See accompanying notes to financial statements.	175

STATE FARM MUTUAL FUND TRUST SMALL/MID CAP EQUITY FUND

(For a share outstanding throughout each period)

		Income from investment operations			Less distributions
	Net asset value, beginning of period	Net investment income (loss) (a) (b)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income	Net realized gain	Total distributions
Class A Shares
Year ended 12/31/2009	$5.84	$(0.01)	$1.72	$1.71	$—	$—	$—
Year ended 12/31/2008	10.92	(0.03)	(5.00)	(5.03)	—	(0.05)	(0.05)
Year ended 12/31/2007	10.80	(0.06)	1.74	1.68	—	(1.56)	(1.56)
Period ended 12/31/2006 (f)	11.35	(0.04)	0.42	0.38	—	(0.93)	(0.93)
Class B Shares
Year ended 12/31/2009	5.73	(0.04)	1.66	1.62	—	—	—
Year ended 12/31/2008	10.77	(0.09)	(4.90)	(4.99)	—	(0.05)	(0.05)
Year ended 12/31/2007	10.75	(0.14)	1.72	1.58	—	(1.56)	(1.56)
Period ended 12/31/2006 (f)	11.35	(0.09)	0.42	0.33	—	(0.93)	(0.93)
Legacy Class A Shares
Year ended 12/31/2009	5.74	(0.01)	1.68	1.67	—	—	—
Year ended 12/31/2008	10.72	(0.03)	(4.90)	(4.93)	—	(0.05)	(0.05)
Year ended 12/31/2007	10.64	(0.06)	1.70	1.64	—	(1.56)	(1.56)
Year ended 12/31/2006	10.12	(0.06)	1.51	1.45	—	(0.93)	(0.93)
Year ended 12/31/2005	10.45	(0.04)	0.21	0.17	—	(0.50)	(0.50)
Legacy Class B Shares
Year ended 12/31/2009	5.52	(0.03)	1.61	1.58	—	—	—
Year ended 12/31/2008	10.36	(0.07)	(4.72)	(4.79)	—	(0.05)	(0.05)
Year ended 12/31/2007	10.36	(0.10)	1.66	1.56	—	(1.56)	(1.56)
Year ended 12/31/2006	9.91	(0.10)	1.48	1.38	—	(0.93)	(0.93)
Year ended 12/31/2005	10.29	(0.08)	0.20	0.12	—	(0.50)	(0.50)
Institutional Shares
Year ended 12/31/2009	5.89	0.01	1.72	1.73	—	—	—
Year ended 12/31/2008	10.97	(0.01)	(5.02)	(5.03)	—	(0.05)	(0.05)
Year ended 12/31/2007	10.83	(0.03)	1.73	1.70	—	(1.56)	(1.56)
Year ended 12/31/2006	10.25	(0.03)	1.54	1.51	—	(0.93)	(0.93)
Year ended 12/31/2005	10.55	(0.01)	0.21	0.20	—	(0.50)	(0.50)
Class R-1 Shares
Year ended 12/31/2009	5.70	(0.03)	1.67	1.64	—	—	—
Year ended 12/31/2008	10.69	(0.06)	(4.88)	(4.94)	—	(0.05)	(0.05)
Year ended 12/31/2007	10.64	(0.10)	1.71	1.61	—	(1.56)	(1.56)
Year ended 12/31/2006	10.15	(0.10)	1.52	1.42	—	(0.93)	(0.93)
Year ended 12/31/2005	10.52	(0.07)	0.20	0.13	—	(0.50)	(0.50)
Class R-2 Shares
Year ended 12/31/2009	5.76	(0.01)	1.68	1.67	—	—	—
Year ended 12/31/2008	10.77	(0.04)	(4.92)	(4.96)	—	(0.05)	(0.05)
Year ended 12/31/2007	10.70	(0.07)	1.70	1.63	—	(1.56)	(1.56)
Year ended 12/31/2006	10.18	(0.07)	1.52	1.45	—	(0.93)	(0.93)
Year ended 12/31/2005	10.53	(0.05)	0.20	0.15	—	(0.50)	(0.50)
Class R-3 Shares
Year ended 12/31/2009	5.86	—	1.71	1.71	—	—	—
Year ended 12/31/2008	10.92	(0.02)	(4.99)	(5.01)	—	(0.05)	(0.05)
Year ended 12/31/2007	10.78	(0.04)	1.74	1.70	—	(1.56)	(1.56)
Year ended 12/31/2006	10.23	(0.04)	1.52	1.48	—	(0.93)	(0.93)
Year ended 12/31/2005	10.54	(0.02)	0.21	0.19	—	(0.50)	(0.50)

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

(b)	Net investment income for Class R-3 shares represent less than $0.01 per share in 2009.

(c)	Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge for Class A, Class B, Legacy Class A and Legacy Class B shares. All other classes do not have a sales charge.

(d)	Determined on an annualized basis for periods that are less than a full year.

(e)	The expense ratios for the Institutional shares include the effect of the increased voluntary expense reduction threshold (where applicable) and increased shareholder services fees effective May 1, 2005.

(f)	For all the data, except for the portfolio turnover rate which is for the entire year, the period is from commencement of investment operations April 27, 2006.

176	See accompanying notes to financial statements.

		Ratios/supplemental data
			Average Net Asset ratios assuming expense reductions		Average Net Asset ratios absent expense reductions
Net asset value, end of period	Total return (c)	Net assets, end of period (millions)	Expenses (d) (e)	Net investment income (loss) (d)	Expenses (d) (e)	Net investment income (loss) (d)	Portfolio turnover rate

$7.55	29.28%	$25.1	1.40%	(0.12)%	1.49%	(0.21)%	130%
5.84	(46.01)	15.4	1.40	(0.35)	1.45	(0.40)	99
10.92	15.49	21.5	1.40	(0.47)	1.44	(0.51)	98
10.80	3.43	10.9	1.40	(0.54)	1.45	(0.59)	155

7.35	28.27	7.6	2.00	(0.72)	2.10	(0.82)	130
5.73	(46.28)	5.7	2.00	(0.96)	2.04	(1.00)	99
10.77	14.63	10.1	2.10	(1.18)	2.14	(1.22)	98
10.75	2.99	9.6	2.10	(1.24)	2.15	(1.29)	155

7.41	29.09	55.5	1.40	(0.12)	1.50	(0.22)	130
5.74	(45.94)	43.2	1.40	(0.37)	1.45	(0.42)	99
10.72	15.33	82.5	1.40	(0.48)	1.44	(0.52)	98
10.64	14.43	71.8	1.40	(0.57)	1.45	(0.62)	155
10.12	1.57	65.1	1.40	(0.39)	1.51	(0.50)	61

7.10	28.62	17.2	1.80	(0.52)	1.90	(0.62)	130
5.52	(46.18)	14.3	1.80	(0.77)	1.85	(0.82)	99
10.36	14.99	27.8	1.80	(0.88)	1.84	(0.92)	98
10.36	14.03	25.2	1.80	(0.99)	1.84	(1.03)	155
9.91	1.10	41.2	1.80	(0.80)	1.91	(0.91)	61

7.62	29.37	20.2	1.15	0.13	1.25	0.03	130
5.89	(45.80)	14.0	1.15	(0.11)	1.20	(0.16)	99
10.97	15.62	23.6	1.15	(0.22)	1.19	(0.26)	98
10.83	14.84	15.7	1.15	(0.32)	1.20	(0.37)	155
10.25	1.83	13.5	1.07	(0.07)	1.18	(0.18)	61

7.34	28.77	3.1	1.72	(0.44)	1.81	(0.53)	130
5.70	(46.16)	1.9	1.72	(0.68)	1.77	(0.73)	99
10.69	15.07	2.7	1.72	(0.81)	1.76	(0.85)	98
10.64	14.09	2.1	1.72	(0.89)	1.77	(0.94)	155
10.15	1.17	1.6	1.72	(0.71)	1.83	(0.82)	61

7.43	28.99	4.4	1.52	(0.24)	1.62	(0.34)	130
5.76	(46.00)	3.4	1.52	(0.48)	1.57	(0.53)	99
10.77	15.16	5.4	1.52	(0.58)	1.56	(0.62)	98
10.70	14.35	1.9	1.52	(0.69)	1.56	(0.73)	155
10.18	1.36	1.4	1.52	(0.51)	1.63	(0.62)	61

7.57	29.18	1.2	1.22	0.07	1.32	(0.03)	130
5.86	(45.83)	0.8	1.22	(0.18)	1.27	(0.23)	99
10.92	15.71	1.4	1.22	(0.30)	1.26	(0.34)	98
10.78	14.56	1.4	1.22	(0.40)	1.27	(0.45)	155
10.23	1.74	1.3	1.22	(0.22)	1.33	(0.33)	61

See accompanying notes to financial statements.	177

STATE FARM MUTUAL FUND TRUST INTERNATIONAL EQUITY FUND

(For a share outstanding throughout each period)

		Income from investment operations			Less distributions
	Net asset value, beginning of period	Net investment income (loss) (a) (b)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income (c)	Net realized gain	Total distributions
Class A Shares
Year ended 12/31/2009	$6.57	$0.05	$2.30	$2.35	$(0.05)	$—	$(0.05)
Year ended 12/31/2008	12.80	0.16	(6.18)	(6.02)	—	(0.21)	(0.21)
Year ended 12/31/2007	12.44	0.09	1.28	1.37	(0.15)	(0.86)	(1.01)
Period ended 12/31/2006 (g)	11.86	0.09	0.72	0.81	(0.23)	—	(0.23)
Class B Shares
Year ended 12/31/2009	6.53	0.01	2.27	2.28	—	—	—
Year ended 12/31/2008	12.80	0.10	(6.16)	(6.06)	—	(0.21)	(0.21)
Year ended 12/31/2007	12.44	—	1.27	1.27	(0.05)	(0.86)	(0.91)
Period ended 12/31/2006 (g)	11.86	0.03	0.72	0.75	(0.17)	—	(0.17)
Legacy Class A Shares
Year ended 12/31/2009	6.61	0.05	2.32	2.37	(0.04)	—	(0.04)
Year ended 12/31/2008	12.88	0.16	(6.22)	(6.06)	—	(0.21)	(0.21)
Year ended 12/31/2007	12.51	0.10	1.27	1.37	(0.14)	(0.86)	(1.00)
Year ended 12/31/2006	10.74	0.12	1.86	1.98	(0.21)	—	(0.21)
Year ended 12/31/2005	9.36	0.07	1.45	1.52	(0.14)	—	(0.14)
Legacy Class B Shares
Year ended 12/31/2009	6.56	0.02	2.29	2.31	(0.01)	—	(0.01)
Year ended 12/31/2008	12.83	0.12	(6.18)	(6.06)	—	(0.21)	(0.21)
Year ended 12/31/2007	12.47	0.04	1.27	1.31	(0.09)	(0.86)	(0.95)
Year ended 12/31/2006	10.68	0.06	1.85	1.91	(0.12)	—	(0.12)
Year ended 12/31/2005	9.31	0.04	1.44	1.48	(0.11)	—	(0.11)
Institutional Shares
Year ended 12/31/2009	6.59	0.07	2.32	2.39	(0.06)	—	(0.06)
Year ended 12/31/2008	12.81	0.19	(6.20)	(6.01)	—	(0.21)	(0.21)
Year ended 12/31/2007	12.45	0.13	1.27	1.40	(0.18)	(0.86)	(1.04)
Year ended 12/31/2006	10.68	0.15	1.85	2.00	(0.23)	—	(0.23)
Year ended 12/31/2005	9.31	0.10	1.44	1.54	(0.17)	—	(0.17)
Class R-1 Shares
Year ended 12/31/2009	6.55	0.03	2.28	2.31	(0.02)	—	(0.02)
Year ended 12/31/2008	12.80	0.13	(6.17)	(6.04)	—	(0.21)	(0.21)
Year ended 12/31/2007	12.44	0.05	1.28	1.33	(0.11)	(0.86)	(0.97)
Year ended 12/31/2006	10.68	0.08	1.85	1.93	(0.17)	—	(0.17)
Year ended 12/31/2005	9.32	0.04	1.44	1.48	(0.12)	—	(0.12)
Class R-2 Shares
Year ended 12/31/2009	6.57	0.04	2.30	2.34	(0.04)	—	(0.04)
Year ended 12/31/2008	12.81	0.15	(6.18)	(6.03)	—	(0.21)	(0.21)
Year ended 12/31/2007	12.47	0.06	1.29	1.35	(0.15)	(0.86)	(1.01)
Year ended 12/31/2006	10.71	0.10	1.86	1.96	(0.20)	—	(0.20)
Year ended 12/31/2005	9.32	0.06	1.46	1.52	(0.13)	—	(0.13)
Class R-3 Shares
Year ended 12/31/2009	6.59	0.07	2.31	2.38	(0.06)	—	(0.06)
Year ended 12/31/2008	12.82	0.18	(6.20)	(6.02)	—	(0.21)	(0.21)
Year ended 12/31/2007	12.46	0.12	1.27	1.39	(0.17)	(0.86)	(1.03)
Year ended 12/31/2006	10.70	0.14	1.85	1.99	(0.23)	—	(0.23)
Year ended 12/31/2005	9.32	0.09	1.45	1.54	(0.16)	—	(0.16)

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

(b)	Net investment income represents less than $0.01 per share for Class B shares in 2007.

(c)	Net investment income distribution represents less than $0.01 per share for Class B shares in 2009.

(d)	Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge for Class A, Class B, Legacy Class A and Legacy Class B shares. All other classes do not have a sales charge.

(e)	Determined on an annualized basis for periods that are less than a full year.

(f)	The expense ratios for the Institutional shares include the effect of the increased voluntary expense reduction threshold (where applicable) and increased shareholder services fees effective May 1, 2005.

(g)	For all the data, except for the portfolio turnover rate which is for the entire year, the period is from commencement of investment operations April 27, 2006.

(h)	Based upon net asset value of $12.44, $12.44, $12.51, $12.47, $12.45, $12.44, $12.47 and $12.46 for Class A, Class B, Legacy Class A, Legacy Class B, Institutional, Class R-1, Class R-2 and Class R-3, respectively, as of December 31, 2006 (as calculated for financial reporting purposes, taking into account transactions that occurred on December 29, 2006 and the subsequent fair valuation of equity securities). For shareholder purchases and redemptions on December 29, 2006, the net asset value was $12.46, $12.46, $12.54, $12.49, $12.48, $12.46, $12.49 and $12.48, respectively, which caused the total return for the year ended December 31, 2006 to be equivalent to 6.96%, 6.48%, 18.67%, 18.11%, 19.04%, 18.30%, 18.47% and 18.75%, respectively.

178	See accompanying notes to financial statements.

		Ratios/supplemental data
			Average Net Asset ratios assuming expense reductions		Average Net Asset ratios absent expense reductions
Net asset value, end of period	Total return (d)	Net assets, end of period (millions)	Expenses (e) (f)	Net investment income (loss) (e)	Expenses (e) (f)	Net investment income (loss) (e)	Portfolio turnover rate

$8.87	35.73%	$18.2	1.50%	0.66%	1.72%	0.44%	62%
6.57	(47.02)	11.0	1.50	1.58	1.67	1.41	154
12.80	10.80	17.9	1.50	0.69	1.60	0.59	52
12.44	6.79 (h)	12.4	1.50	1.08	1.64	0.94	30

8.81	34.92	8.2	2.10	0.12	2.34	(0.12)	62
6.53	(47.34)	6.0	2.10	0.98	2.27	0.81	154
12.80	10.00	11.3	2.20	0.03	2.30	(0.07)	52
12.44	6.30 (h)	10.7	2.20	0.43	2.34	0.29	30

8.94	35.90	41.8	1.50	0.71	1.73	0.48	62
6.61	(47.04)	31.0	1.50	1.59	1.67	1.42	154
12.88	10.66	61.6	1.50	0.73	1.60	0.63	52
12.51	18.38 (h)	56.5	1.50	1.00	1.62	0.88	30
10.74	16.27	44.7	1.50	0.78	1.73	0.55	27

8.86	35.26	13.5	1.90	0.33	2.13	0.10	62
6.56	(47.27)	10.5	1.90	1.18	2.07	1.01	154
12.83	10.36	21.0	1.90	0.33	2.00	0.23	52
12.47	17.92 (h)	19.6	1.90	0.53	2.02	0.41	30
10.68	15.84	34.3	1.90	0.40	2.13	0.17	27

8.92	36.31	12.8	1.25	0.93	1.48	0.70	62
6.59	(46.91)	8.2	1.25	1.83	1.42	1.66	154
12.81	10.91	14.7	1.25	0.96	1.35	0.86	52
12.45	18.76 (h)	11.9	1.25	1.26	1.37	1.14	30
10.68	16.57	9.3	1.17	1.09	1.41	0.85	27

8.84	35.31	3.2	1.82	0.37	2.05	0.14	62
6.55	(47.18)	2.1	1.82	1.26	2.00	1.08	154
12.80	10.43	3.0	1.82	0.38	1.92	0.28	52
12.44	18.11 (h)	2.3	1.82	0.68	1.95	0.55	30
10.68	15.86	1.6	1.82	0.42	2.05	0.19	27

8.87	35.59	3.8	1.62	0.52	1.85	0.29	62
6.57	(47.06)	2.6	1.62	1.48	1.79	1.31	154
12.81	10.59	4.7	1.62	0.49	1.73	0.38	52
12.47	18.28 (h)	2.2	1.62	0.84	1.75	0.71	30
10.71	16.34	1.5	1.62	0.67	1.85	0.44	27

8.91	36.08	1.4	1.32	0.89	1.55	0.66	62
6.59	(46.99)	0.9	1.32	1.76	1.49	1.59	154
12.82	10.99	1.7	1.32	0.91	1.42	0.81	52
12.46	18.56 (h)	1.6	1.32	1.18	1.44	1.06	30
10.70	16.51	1.3	1.32	0.97	1.55	0.74	27

See accompanying notes to financial statements.	179

STATE FARM MUTUAL FUND TRUST S&P 500 INDEX FUND

(For a share outstanding throughout each period)

		Income from investment operations			Less distributions
	Net asset value, beginning of period	Net investment income (loss) (a) (b)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income	Net realized gain	Total distributions
Class A Shares
Year ended 12/31/2009	$6.74	$0.12	$1.62	$1.74	$(0.11)	$—	$(0.11)
Year ended 12/31/2008	11.08	0.15	(4.32)	(4.17)	(0.16)	(0.01)	(0.17)
Year ended 12/31/2007	10.77	0.15	0.35	0.50	(0.15)	(0.04)	(0.19)
Period ended 12/31/2006 (h)	9.96	0.09	0.86	0.95	(0.14)	—	(0.14)
Class B Shares
Year ended 12/31/2009	6.77	0.07	1.61	1.68	(0.05)	—	(0.05)
Year ended 12/31/2008	11.10	0.09	(4.31)	(4.22)	(0.10)	(0.01)	(0.11)
Year ended 12/31/2007	10.77	0.06	0.38	0.44	(0.07)	(0.04)	(0.11)
Period ended 12/31/2006 (h)	9.96	0.04	0.86	0.90	(0.09)	—	(0.09)
Legacy Class A Shares
Year ended 12/31/2009	6.76	0.12	1.62	1.74	(0.10)	—	(0.10)
Year ended 12/31/2008	11.09	0.15	(4.31)	(4.16)	(0.16)	(0.01)	(0.17)
Year ended 12/31/2007	10.76	0.14	0.37	0.51	(0.14)	(0.04)	(0.18)
Year ended 12/31/2006	9.46	0.12	1.30	1.42	(0.12)	—	(0.12)
Year ended 12/31/2005	9.18	0.10	0.28	0.38	(0.10)	—	(0.10)
Legacy Class B Shares
Year ended 12/31/2009	6.77	0.09	1.62	1.71	(0.07)	—	(0.07)
Year ended 12/31/2008	11.09	0.11	(4.31)	(4.20)	(0.11)	(0.01)	(0.12)
Year ended 12/31/2007	10.75	0.10	0.37	0.47	(0.09)	(0.04)	(0.13)
Year ended 12/31/2006	9.46	0.08	1.28	1.36	(0.07)	—	(0.07)
Year ended 12/31/2005	9.18	0.06	0.28	0.34	(0.06)	—	(0.06)
Institutional Shares
Year ended 12/31/2009	6.76	0.13	1.64	1.77	(0.12)	—	(0.12)
Year ended 12/31/2008	11.12	0.17	(4.34)	(4.17)	(0.18)	(0.01)	(0.19)
Year ended 12/31/2007	10.79	0.17	0.37	0.54	(0.17)	(0.04)	(0.21)
Year ended 12/31/2006	9.49	0.15	1.29	1.44	(0.14)	—	(0.14)
Year ended 12/31/2005	9.21	0.13	0.28	0.41	(0.13)	—	(0.13)
Class R-1 Shares
Year ended 12/31/2009	6.75	0.09	1.63	1.72	(0.08)	—	(0.08)
Year ended 12/31/2008	11.09	0.12	(4.32)	(4.20)	(0.13)	(0.01)	(0.14)
Year ended 12/31/2007	10.76	0.11	0.36	0.47	(0.10)	(0.04)	(0.14)
Year ended 12/31/2006	9.47	0.09	1.30	1.39	(0.10)	—	(0.10)
Year ended 12/31/2005	9.20	0.07	0.27	0.34	(0.07)	—	(0.07)
Class R-2 Shares
Year ended 12/31/2009	6.73	0.11	1.62	1.73	(0.10)	—	(0.10)
Year ended 12/31/2008	11.06	0.14	(4.31)	(4.17)	(0.15)	(0.01)	(0.16)
Year ended 12/31/2007	10.75	0.13	0.36	0.49	(0.14)	(0.04)	(0.18)
Year ended 12/31/2006	9.46	0.11	1.29	1.40	(0.11)	—	(0.11)
Year ended 12/31/2005	9.20	0.09	0.28	0.37	(0.11)	—	(0.11)
Class R-3 Shares
Year ended 12/31/2009	6.77	0.13	1.63	1.76	(0.11)	—	(0.11)
Year ended 12/31/2008	11.12	0.17	(4.33)	(4.16)	(0.18)	(0.01)	(0.19)
Year ended 12/31/2007	10.79	0.16	0.37	0.53	(0.16)	(0.04)	(0.20)
Year ended 12/31/2006	9.49	0.14	1.30	1.44	(0.14)	—	(0.14)
Year ended 12/31/2005	9.20	0.12	0.28	0.40	(0.11)	—	(0.11)

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

(b)	Net amounts and ratios reflect the Fund’s proportionate share of income and expenses of the Master Portfolio and applicable Expense Reduction Agreements described in Note 2. Expense and income ratios for the Master Portfolio, assuming applicable expense reductions, were 0.05% and 2.35%, respectively, for the year ended December 31, 2009.

(c)	Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge for Class A, Class B, Legacy Class A and Legacy Class B shares. All other classes do not have a sales charge.

(d)	Determined on an annualized basis for periods that are less than a full year.

(e)	The expense ratios for the Institutional shares include the effect of the increased voluntary expense reduction threshold (where applicable) and increased shareholder services fees effective May 1, 2005.

(f)	Ratios reflect the Fund’s proportionate share of income and expenses of the Master Portfolio but do not reflect otherwise applicable Expense Reduction Agreements described in Note 2. Expense and income ratios for the Master Portfolio, excluding any otherwise applicable expense reductions, were 0.05% and 2.35%, respectively, for the year ended December 31, 2009.

(g)	Amount represents the portfolio turnover rate of the Master Portfolio.

(h)	For all the data, except for the portfolio turnover rate which is for the entire year, the period is from commencement of investment operations April 27, 2006.

180	See accompanying notes to financial statements.

		Ratios/supplemental data
			Average Net Asset ratios assuming expense reductions		Average Net Asset ratios absent expense reductions
Net asset value, end of period	Total return (c)	Net assets, end of period (millions)	Expenses (b) (d) (e)	Net investment income (loss) (b) (d)	Expenses (d) (e) (f)	Net investment income (loss) (d) (f)	Portfolio turnover rate (g)

$8.37	25.76%	$68.7	0.79%	1.60%	0.80%	1.59%	5%
6.74	(37.51)	40.4	0.79	1.63	0.79	1.63	8
11.08	4.69	51.4	0.78	1.30	0.78	1.30	7
10.77	9.57	22.1	0.78	1.30	0.78	1.30	14

8.40	24.87	12.9	1.50	0.92	1.50	0.92	5
6.77	(37.96)	9.6	1.49	0.93	1.49	0.93	8
11.10	4.09	14.2	1.48	0.58	1.48	0.58	7
10.77	9.03	12.0	1.48	0.59	1.48	0.59	14

8.40	25.74	247.7	0.80	1.63	0.80	1.63	5
6.76	(37.46)	208.0	0.79	1.61	0.79	1.61	8
11.09	4.73	372.3	0.78	1.27	0.78	1.27	7
10.76	14.97	375.6	0.78	1.21	0.78	1.21	14
9.46	4.08	339.8	0.80	1.10	0.82	1.08	10

8.41	25.25	82.9	1.20	1.23	1.20	1.23	5
6.77	(37.78)	72.5	1.19	1.20	1.19	1.20	8
11.09	4.41	141.3	1.18	0.87	1.18	0.87	7
10.75	14.42	142.9	1.18	0.80	1.18	0.80	14
9.46	3.69	139.0	1.20	0.70	1.22	0.68	10

8.41	26.15	57.2	0.55	1.86	0.55	1.86	5
6.76	(37.39)	41.9	0.54	1.86	0.54	1.86	8
11.12	4.99	74.2	0.53	1.52	0.53	1.52	7
10.79	15.21	66.4	0.53	1.46	0.53	1.46	14
9.49	4.38	53.0	0.48	1.42	0.50	1.40	10

8.39	25.47	6.6	1.12	1.29	1.12	1.29	5
6.75	(37.76)	4.8	1.11	1.32	1.11	1.32	8
11.09	4.40	6.2	1.10	0.95	1.10	0.95	7
10.76	14.64	5.4	1.10	0.90	1.10	0.90	14
9.47	3.73	3.3	1.12	0.79	1.15	0.76	10

8.36	25.66	9.2	0.92	1.50	0.92	1.50	5
6.73	(37.60)	6.5	0.91	1.51	0.91	1.51	8
11.06	4.58	9.6	0.90	1.17	0.90	1.17	7
10.75	14.82	5.9	0.90	1.11	0.90	1.11	14
9.46	3.95	3.5	0.92	1.02	0.95	0.99	10

8.42	26.03	1.6	0.62	1.81	0.62	1.81	5
6.77	(37.35)	1.3	0.61	1.81	0.61	1.81	8
11.12	4.92	1.9	0.60	1.45	0.60	1.45	7
10.79	15.14	1.7	0.60	1.39	0.60	1.39	14
9.49	4.35	1.3	0.62	1.28	0.65	1.25	10

See accompanying notes to financial statements.	181

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

(For a share outstanding throughout each period)

		Income from investment operations			Less distributions
	Net asset value, beginning of period	Net investment income (loss) (a) (b) (c)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income	Net realized gain (d)	Total distributions
Class A Shares
Year ended 12/31/2009	$7.68	$0.04	$1.97	$2.01	$(0.04)	$—	$(0.04)
Year ended 12/31/2008	13.04	0.06	(4.62)	(4.56)	(0.05)	(0.75)	(0.80)
Year ended 12/31/2007	14.32	0.10	(0.46)	(0.36)	(0.10)	(0.82)	(0.92)
Period ended 12/31/2006 (i)	15.06	0.05	0.43	0.48	(0.06)	(1.16)	(1.22)
Class B Shares
Year ended 12/31/2009	7.66	(0.02)	1.96	1.94	—	—	—
Year ended 12/31/2008	13.01	(0.02)	(4.58)	(4.60)	—	(0.75)	(0.75)
Year ended 12/31/2007	14.29	(0.01)	(0.45)	(0.46)	—	(0.82)	(0.82)
Period ended 12/31/2006 (i)	15.06	(0.03)	0.42	0.39	—	(1.16)	(1.16)
Legacy Class A Shares
Year ended 12/31/2009	7.61	0.04	1.95	1.99	(0.04)	—	(0.04)
Year ended 12/31/2008	12.91	0.06	(4.57)	(4.51)	(0.04)	(0.75)	(0.79)
Year ended 12/31/2007	14.17	0.09	(0.45)	(0.36)	(0.08)	(0.82)	(0.90)
Year ended 12/31/2006	13.11	0.05	2.20	2.25	(0.03)	(1.16)	(1.19)
Year ended 12/31/2005	13.31	0.05	0.43	0.48	(0.01)	(0.67)	(0.68)
Legacy Class B Shares
Year ended 12/31/2009	7.51	0.01	1.91	1.92	(0.01)	—	(0.01)
Year ended 12/31/2008	12.74	0.02	(4.50)	(4.48)	—	(0.75)	(0.75)
Year ended 12/31/2007	13.99	0.03	(0.44)	(0.41)	(0.02)	(0.82)	(0.84)
Year ended 12/31/2006	12.99	(0.01)	2.17	2.16	—	(1.16)	(1.16)
Year ended 12/31/2005	13.23	—	0.43	0.43	—	(0.67)	(0.67)
Institutional Shares
Year ended 12/31/2009	7.70	0.06	1.98	2.04	(0.06)	—	(0.06)
Year ended 12/31/2008	13.06	0.09	(4.63)	(4.54)	(0.07)	(0.75)	(0.82)
Year ended 12/31/2007	14.33	0.13	(0.46)	(0.33)	(0.12)	(0.82)	(0.94)
Year ended 12/31/2006	13.25	0.09	2.22	2.31	(0.07)	(1.16)	(1.23)
Year ended 12/31/2005	13.44	0.10	0.43	0.53	(0.05)	(0.67)	(0.72)
Class R-1 Shares
Year ended 12/31/2009	7.67	0.01	1.97	1.98	(0.01)	—	(0.01)
Year ended 12/31/2008	13.00	0.03	(4.60)	(4.57)	(0.01)	(0.75)	(0.76)
Year ended 12/31/2007	14.26	0.05	(0.45)	(0.40)	(0.04)	(0.82)	(0.86)
Year ended 12/31/2006	13.21	0.01	2.20	2.21	—	(1.16)	(1.16)
Year ended 12/31/2005	13.44	0.01	0.43	0.44	—	(0.67)	(0.67)
Class R-2 Shares
Year ended 12/31/2009	7.68	0.03	1.97	2.00	(0.04)	—	(0.04)
Year ended 12/31/2008	13.03	0.05	(4.62)	(4.57)	(0.03)	(0.75)	(0.78)
Year ended 12/31/2007	14.31	0.08	(0.46)	(0.38)	(0.08)	(0.82)	(0.90)
Year ended 12/31/2006	13.24	0.04	2.21	2.25	(0.02)	(1.16)	(1.18)
Year ended 12/31/2005	13.44	0.04	0.44	0.48	(0.01)	(0.67)	(0.68)
Class R-3 Shares
Year ended 12/31/2009	7.71	0.05	1.98	2.03	(0.05)	—	(0.05)
Year ended 12/31/2008	13.06	0.08	(4.61)	(4.53)	(0.07)	(0.75)	(0.82)
Year ended 12/31/2007	14.33	0.12	(0.46)	(0.34)	(0.11)	(0.82)	(0.93)
Year ended 12/31/2006	13.25	0.08	2.22	2.30	(0.06)	(1.16)	(1.22)
Year ended 12/31/2005	13.44	0.08	0.43	0.51	(0.03)	(0.67)	(0.70)

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

(b)	Net amounts and ratios reflect the Fund’s proportionate share of income and expenses of Master Portfolio through September 9, 2005.

(c)	Net investment income represents less than $0.01 per share for Legacy B shares in 2005.

(d)	Net realized gain distributions represent less than $0.01 per share in 2009.

(e)	Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge for Class A, Class B, Legacy Class A and Legacy Class B shares. All other classes do not have a sales charge.

(f)	Determined on an annualized basis for periods that are less than a full year.

(g)	The expense ratios for the Institutional shares include the effect of the increased voluntary expense reduction threshold (where applicable) and increased shareholder services fees effective May 1, 2005.

(h)	The 2005 portfolio turnover rate reflects the period from September 9, 2005 to December 31, 2005. Prior to September 9, 2005, the Small Cap Index Fund invested all of its assets in its corresponding Master Portfolio. The portfolio turnover rate of the Master Portfolio for the period January 1, 2005 through September 9, 2005 was 19%.

(i)	For all the data, except for the portfolio turnover rate which is for the entire year, the period is from commencement of investment operations April 27, 2006.

182	See accompanying notes to financial statements.

		Ratios/supplemental data
			Average Net Asset ratios assuming expense reductions		Average Net Asset ratios absent expense reductions
Net asset value, end of period	Total return (e)	Net assets, end of period (millions)	Expenses (b) (f) (g)	Net investment income (loss) (b) (f)	Expenses (b) (f) (g)	Net investment income (loss) (b) (f)	Portfolio turnover rate (h)

$9.65	26.21%	$26.3	0.95%	0.50%	1.03%	0.42%	20%
7.68	(34.60)	17.5	0.95	0.57	1.00	0.52	20
13.04	(2.58)	23.5	0.95	0.68	0.99	0.64	18
14.32	3.15	15.3	0.95	0.46	0.98	0.43	27

9.60	25.33	7.9	1.65	(0.21)	1.73	(0.29)	20
7.66	(35.00)	6.1	1.65	(0.14)	1.70	(0.19)	20
13.01	(3.24)	9.9	1.65	(0.05)	1.68	(0.08)	18
14.29	2.55	10.1	1.65	(0.27)	1.68	(0.30)	27

9.56	26.13	118.3	0.95	0.49	1.03	0.41	20
7.61	(34.53)	97.8	0.95	0.55	1.00	0.50	20
12.91	(2.56)	165.8	0.95	0.64	0.98	0.61	18
14.17	17.10	183.7	0.95	0.35	0.97	0.33	27
13.11	3.55	157.2	0.95	0.41	1.01	0.35	3

9.42	25.54	41.1	1.35	0.09	1.43	0.01	20
7.51	(34.79)	35.2	1.35	0.15	1.40	0.10	20
12.74	(2.93)	61.0	1.35	0.25	1.38	0.22	18
13.99	16.58	66.7	1.35	(0.06)	1.37	(0.08)	27
12.99	3.18	75.2	1.35	0.00	1.41	(0.06)	3

9.68	26.47	38.9	0.70	0.74	0.78	0.66	20
7.70	(34.35)	28.9	0.70	0.81	0.75	0.76	20
13.06	(2.34)	42.7	0.70	0.90	0.73	0.87	18
14.33	17.36	43.6	0.70	0.61	0.72	0.59	27
13.25	3.89	31.2	0.63	0.73	0.69	0.67	3

9.64	25.86	3.0	1.27	0.17	1.35	0.09	20
7.67	(34.77)	2.3	1.27	0.24	1.32	0.19	20
13.00	(2.87)	3.1	1.27	0.33	1.30	0.30	18
14.26	16.69	3.0	1.27	0.05	1.29	0.03	27
13.21	3.20	2.0	1.27	0.09	1.33	0.03	3

9.64	26.00	3.7	1.07	0.38	1.15	0.30	20
7.68	(34.67)	2.7	1.07	0.44	1.12	0.39	20
13.03	(2.67)	4.2	1.07	0.55	1.11	0.51	18
14.31	16.96	3.1	1.07	0.25	1.09	0.23	27
13.24	3.46	1.6	1.07	0.29	1.13	0.23	3

9.69	26.38	1.2	0.77	0.68	0.85	0.60	20
7.71	(34.33)	0.8	0.77	0.74	0.82	0.69	20
13.06	(2.40)	1.3	0.77	0.83	0.80	0.80	18
14.33	17.27	1.3	0.77	0.54	0.79	0.52	27
13.25	3.75	1.1	0.77	0.58	0.83	0.52	3

See accompanying notes to financial statements.	183

STATE FARM MUTUAL FUND TRUST INTERNATIONAL INDEX FUND

(For a share outstanding throughout each period)

		Income from investment operations			Less distributions
	Net asset value, beginning of period	Net investment income (loss) (a) (b)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income	Net realized gain	Total distributions
Class A Shares
Year ended 12/31/2009	$8.25	$0.17	$2.12	$2.29	$(0.21)	$—	$(0.21)
Year ended 12/31/2008	14.67	0.29	(6.51)	(6.22)	(0.20)	—	(0.20)
Year ended 12/31/2007	13.84	0.25	1.12	1.37	(0.34)	(0.20)	(0.54)
Period ended 12/31/2006 (h)	13.04	0.13	1.11	1.24	(0.30)	(0.14)	(0.44)
Class B Shares
Year ended 12/31/2009	8.26	0.11	2.12	2.23	(0.15)	—	(0.15)
Year ended 12/31/2008	14.67	0.21	(6.50)	(6.29)	(0.12)	—	(0.12)
Year ended 12/31/2007	13.84	0.15	1.10	1.25	(0.22)	(0.20)	(0.42)
Period ended 12/31/2006 (h)	13.04	0.08	1.09	1.17	(0.23)	(0.14)	(0.37)
Legacy Class A Shares
Year ended 12/31/2009	8.22	0.17	2.12	2.29	(0.21)	—	(0.21)
Year ended 12/31/2008	14.65	0.30	(6.54)	(6.24)	(0.19)	—	(0.19)
Year ended 12/31/2007	13.81	0.26	1.10	1.36	(0.32)	(0.20)	(0.52)
Year ended 12/31/2006	11.42	0.22	2.59	2.81	(0.28)	(0.14)	(0.42)
Year ended 12/31/2005	10.30	0.16	1.15	1.31	(0.19)	—	(0.19)
Legacy Class B Shares
Year ended 12/31/2009	8.25	0.14	2.11	2.25	(0.17)	—	(0.17)
Year ended 12/31/2008	14.66	0.25	(6.52)	(6.27)	(0.14)	—	(0.14)
Year ended 12/31/2007	13.82	0.20	1.10	1.30	(0.26)	(0.20)	(0.46)
Year ended 12/31/2006	11.42	0.17	2.58	2.75	(0.21)	(0.14)	(0.35)
Year ended 12/31/2005	10.29	0.12	1.15	1.27	(0.14)	—	(0.14)
Institutional Shares
Year ended 12/31/2009	8.24	0.19	2.13	2.32	(0.23)	—	(0.23)
Year ended 12/31/2008	14.70	0.33	(6.57)	(6.24)	(0.22)	—	(0.22)
Year ended 12/31/2007	13.85	0.30	1.11	1.41	(0.36)	(0.20)	(0.56)
Year ended 12/31/2006	11.46	0.25	2.59	2.84	(0.31)	(0.14)	(0.45)
Year ended 12/31/2005	10.33	0.20	1.15	1.35	(0.22)	—	(0.22)
Class R-1 Shares
Year ended 12/31/2009	8.24	0.14	2.13	2.27	(0.19)	—	(0.19)
Year ended 12/31/2008	14.67	0.26	(6.53)	(6.27)	(0.16)	—	(0.16)
Year ended 12/31/2007	13.84	0.20	1.12	1.32	(0.29)	(0.20)	(0.49)
Year ended 12/31/2006	11.45	0.17	2.61	2.78	(0.25)	(0.14)	(0.39)
Year ended 12/31/2005	10.32	0.13	1.15	1.28	(0.15)	—	(0.15)
Class R-2 Shares
Year ended 12/31/2009	8.23	0.15	2.14	2.29	(0.21)	—	(0.21)
Year ended 12/31/2008	14.67	0.28	(6.53)	(6.25)	(0.19)	—	(0.19)
Year ended 12/31/2007	13.85	0.22	1.12	1.34	(0.32)	(0.20)	(0.52)
Year ended 12/31/2006	11.45	0.21	2.60	2.81	(0.27)	(0.14)	(0.41)
Year ended 12/31/2005	10.32	0.15	1.16	1.31	(0.18)	—	(0.18)
Class R-3 Shares
Year ended 12/31/2009	8.26	0.19	2.13	2.32	(0.23)	—	(0.23)
Year ended 12/31/2008	14.71	0.32	(6.55)	(6.23)	(0.22)	—	(0.22)
Year ended 12/31/2007	13.86	0.28	1.12	1.40	(0.35)	(0.20)	(0.55)
Year ended 12/31/2006	11.45	0.24	2.61	2.85	(0.30)	(0.14)	(0.44)
Year ended 12/31/2005	10.32	0.19	1.14	1.33	(0.20)	—	(0.20)

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

(b)	Net amounts and ratios reflect the Fund’s proportionate share of income and expenses of Master Portfolio through September 9, 2005.

(c)	Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge for Class A, Class B, Legacy Class A and Legacy Class B shares. All other classes do not have a sales charge.

(d)	Determined on an annualized basis for periods that are less than a full year.

(e)	The expense ratios for the Institutional shares include the effect of the increased voluntary expense reduction threshold (where applicable) and increased shareholder services fees effective May 1, 2005.

(f)	The expense ratios for all shares include the effect of the increased voluntary expense reduction threshold effective May 1, 2009 described in Note 2 under Expense Reduction Agreements.

(g)	The 2005 portfolio turnover rate reflects the period from September 9, 2005 to December 31, 2005. Prior to September 9, 2005, the International Index Fund invested all of its assets in its corresponding Master Portfolio. The portfolio turnover rate of the Master Portfolio for the period January 1, 2005 through September 9, 2005 was 4%.

184	See accompanying notes to financial statements.

		Ratios/supplemental data
			Average Net Asset ratios assuming expense reductions		Average Net Asset ratios absent expense reductions
Net asset value, end of period	Total return (c)	Net assets, end of period (millions)	Expenses (b) (d) (e) (f)	Net investment income (loss) (b) (d)	Expenses (b) (d) (e)	Net investment income (loss) (b) (d)	Portfolio turnover rate (g)

$10.33	27.79%	$35.0	1.19%	1.86%	1.29%	1.76%	6%
8.25	(42.38)	23.6	1.15	2.49	1.28	2.36	8
14.67	9.63	35.4	1.15	1.69	1.28	1.56	2
13.84	9.49 (i)	17.1	1.15	1.49	1.31	1.33	8

10.34	26.98	9.8	1.89	1.22	2.00	1.11	6
8.26	(42.89)	7.6	1.85	1.79	1.98	1.66	8
14.67	8.82	12.9	1.85	1.04	1.98	0.91	2
13.84	8.96 (i)	11.2	1.85	0.96	2.00	0.81	8

10.30	27.83	87.7	1.19	1.92	1.30	1.81	6
8.22	(42.55)	72.2	1.15	2.51	1.28	2.38	8
14.65	9.61	137.5	1.15	1.74	1.28	1.61	2
13.81	24.51 (i)	125.4	1.15	1.73	1.31	1.57	8
11.42	12.67	90.9	1.15	1.54	1.28	1.41	1

10.33	27.30	27.6	1.59	1.53	1.70	1.42	6
8.25	(42.72)	23.3	1.55	2.10	1.68	1.97	8
14.66	9.17	43.5	1.55	1.34	1.67	1.22	2
13.82	24.00 (i)	40.3	1.55	1.35	1.71	1.19	8
11.42	12.36	47.5	1.55	1.17	1.68	1.04	1

10.33	28.18	32.8	0.94	2.14	1.05	2.03	6
8.24	(42.38)	24.9	0.90	2.75	1.03	2.62	8
14.70	9.93	42.7	0.90	1.99	1.03	1.86	2
13.85	24.72 (i)	33.2	0.90	1.95	1.06	1.79	8
11.46	13.02	19.1	0.83	1.86	0.96	1.73	1

10.32	27.49	4.2	1.51	1.57	1.62	1.46	6
8.24	(42.69)	3.0	1.47	2.17	1.60	2.04	8
14.67	9.28	4.1	1.47	1.37	1.60	1.24	2
13.84	24.19 (i)	3.1	1.47	1.37	1.63	1.21	8
11.45	12.44	1.9	1.47	1.23	1.60	1.10	1

10.31	27.75	5.0	1.31	1.76	1.42	1.65	6
8.23	(42.59)	3.8	1.27	2.36	1.40	2.23	8
14.67	9.55	6.0	1.27	1.50	1.40	1.37	2
13.85	24.45 (i)	3.2	1.27	1.61	1.43	1.45	8
11.45	12.66	1.8	1.27	1.41	1.40	1.28	1

10.35	28.03	1.6	1.01	2.09	1.12	1.98	6
8.26	(42.34)	1.1	0.97	2.68	1.10	2.55	8
14.71	9.86	2.0	0.97	1.91	1.10	1.78	2
13.86	24.81 (i)	1.7	0.97	1.91	1.13	1.75	8
11.45	12.88	1.3	0.97	1.75	1.10	1.62	1

(h)	For all the data, except for the portfolio turnover rate which is for the entire year, the period is from commencement of investment operations April 27, 2006.

(i)	Based upon net asset value of $13.84, $13.84, $13.81, $13.82, $13.85, $13.84, $13.85 and $13.86 for Class A, Class B, Legacy Class A, Legacy Class B, Institutional, Class R-1, Class R-2 and Class R-3, respectively, as of December 31, 2006 (as calculated for financial reporting purposes, taking into account transactions that occurred on December 29, 2006 and the subsequent fair valuation of equity securities). For shareholder purchases and redemptions on December 29, 2006, the net asset value was $13.87, $13.87, $13.84, $13.85, $13.88, $13.87, $13.87 and $13.89, respectively, which caused the total return for the year ended December 31, 2006 to be equivalent to 9.72%, 9.19%, 24.78%, 24.27%, 24.99%, 24.45%, 24.63% and 25.08%, respectively.

See accompanying notes to financial statements.	185

STATE FARM MUTUAL FUND TRUST EQUITY AND BOND FUND

(For a share outstanding throughout each period)

		Income from investment operations			Less distributions
	Net asset value, beginning of period	Net investment income (loss) (a)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income	Net realized gain	Total distributions
Class A Shares
Year ended 12/31/2009	$6.33	$0.14	$0.90	$1.04	$(0.13)	$—	$(0.13)
Year ended 12/31/2008	9.33	0.26	(2.64)	(2.38)	(0.26)	(0.36)	(0.62)
Year ended 12/31/2007	10.00	0.30	(0.43)	(0.13)	(0.28)	(0.26)	(0.54)
Period ended 12/31/2006 (f)	9.99	0.21	0.60	0.81	(0.25)	(0.55)	(0.80)
Class B Shares
Year ended 12/31/2009	6.34	0.09	0.91	1.00	(0.09)	—	(0.09)
Year ended 12/31/2008	9.33	0.21	(2.63)	(2.42)	(0.21)	(0.36)	(0.57)
Year ended 12/31/2007	10.00	0.21	(0.41)	(0.20)	(0.21)	(0.26)	(0.47)
Period ended 12/31/2006 (f)	9.99	0.15	0.61	0.76	(0.20)	(0.55)	(0.75)
Legacy Class A Shares
Year ended 12/31/2009	6.38	0.13	0.92	1.05	(0.13)	—	(0.13)
Year ended 12/31/2008	9.39	0.25	(2.65)	(2.40)	(0.25)	(0.36)	(0.61)
Year ended 12/31/2007	10.05	0.28	(0.40)	(0.12)	(0.28)	(0.26)	(0.54)
Year ended 12/31/2006	9.76	0.24	0.84	1.08	(0.24)	(0.55)	(0.79)
Year ended 12/31/2005	9.52	0.21	0.17	0.38	(0.14)	—	(0.14)
Legacy Class B Shares
Year ended 12/31/2009	6.39	0.11	0.91	1.02	(0.10)	—	(0.10)
Year ended 12/31/2008	9.40	0.22	(2.65)	(2.43)	(0.22)	(0.36)	(0.58)
Year ended 12/31/2007	10.06	0.24	(0.40)	(0.16)	(0.24)	(0.26)	(0.50)
Year ended 12/31/2006	9.77	0.19	0.84	1.03	(0.19)	(0.55)	(0.74)
Year ended 12/31/2005	9.53	0.17	0.19	0.36	(0.12)	—	(0.12)
Institutional Shares
Year ended 12/31/2009	6.33	0.15	0.90	1.05	(0.14)	—	(0.14)
Year ended 12/31/2008	9.33	0.28	(2.64)	(2.36)	(0.28)	(0.36)	(0.64)
Year ended 12/31/2007	10.00	0.31	(0.41)	(0.10)	(0.31)	(0.26)	(0.57)
Year ended 12/31/2006	9.71	0.27	0.83	1.10	(0.26)	(0.55)	(0.81)
Year ended 12/31/2005	9.47	0.25	0.15	0.40	(0.16)	—	(0.16)
Class R-1 Shares
Year ended 12/31/2009	6.25	0.11	0.90	1.01	(0.11)	—	(0.11)
Year ended 12/31/2008	9.22	0.23	(2.61)	(2.38)	(0.23)	(0.36)	(0.59)
Year ended 12/31/2007	9.89	0.25	(0.41)	(0.16)	(0.25)	(0.26)	(0.51)
Year ended 12/31/2006	9.62	0.22	0.81	1.03	(0.21)	(0.55)	(0.76)
Year ended 12/31/2005	9.40	0.19	0.17	0.36	(0.14)	—	(0.14)
Class R-2 Shares
Year ended 12/31/2009	6.26	0.13	0.90	1.03	(0.12)	—	(0.12)
Year ended 12/31/2008	9.24	0.24	(2.61)	(2.37)	(0.25)	(0.36)	(0.61)
Year ended 12/31/2007	9.90	0.33	(0.46)	(0.13)	(0.27)	(0.26)	(0.53)
Year ended 12/31/2006	9.63	0.23	0.82	1.05	(0.23)	(0.55)	(0.78)
Year ended 12/31/2005	9.40	0.20	0.17	0.37	(0.14)	—	(0.14)
Class R-3 Shares
Year ended 12/31/2009	6.27	0.14	0.90	1.04	(0.14)	—	(0.14)
Year ended 12/31/2008	9.25	0.27	(2.62)	(2.35)	(0.27)	(0.36)	(0.63)
Year ended 12/31/2007	9.91	0.30	(0.40)	(0.10)	(0.30)	(0.26)	(0.56)
Year ended 12/31/2006	9.64	0.26	0.82	1.08	(0.26)	(0.55)	(0.81)
Year ended 12/31/2005	9.40	0.22	0.17	0.39	(0.15)	—	(0.15)

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

(b)	Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge for Class A, Class B, Legacy Class A and Legacy Class B shares. All other classes do not have a sales charge.

(c)	Determined on an annualized basis for periods that are less than a full year.

(d)	The expense ratios for the Institutional shares include the effect of the decreased voluntary expense reduction threshold (where applicable) and decreased shareholder services fees effective May 1, 2005.

(e)	Expense ratios relate to the Equity and Bond Fund only and do not reflect the Fund’s proportionate share of the expenses of the underlying funds.

(f)	For all the data, except for the portfolio turnover rate which is for the entire year, the period is from commencement of investment operations April 27, 2006.

186	See accompanying notes to financial statements.

		Ratios/supplemental data
			Average Net Asset ratios assuming expense reductions		Average Net Asset ratios absent expense reductions
Net asset value, end of period	Total return (b)	Net assets, end of period (millions)	Expenses (c) (d) (e)	Net investment income (loss) (c)	Expenses (c) (d) (e)	Net investment income (loss) (c)	Portfolio turnover rate

$7.24	16.48%	$21.5	0.25%	2.07%	0.37%	1.95%	1%
6.33	(25.61)	14.4	0.25	3.12	0.34	3.03	16
9.33	(1.35)	17.8	0.25	2.97	0.34	2.88	1
10.00	8.10	12.7	0.25	3.00	0.44	2.81	1

7.25	15.77	8.2	0.85	1.41	0.97	1.29	1
6.34	(25.99)	6.9	0.84	2.50	0.94	2.40	16
9.33	(2.06)	9.9	0.95	2.04	1.04	1.95	1
10.00	7.59	10.2	0.95	2.13	1.13	1.95	1

7.30	16.47	70.8	0.25	2.00	0.37	1.88	1
6.38	(25.57)	64.8	0.25	2.99	0.34	2.90	16
9.39	(1.27)	100.1	0.25	2.70	0.34	2.61	1
10.05	11.05	107.3	0.25	2.33	0.41	2.17	1
9.76	4.70	108.9	0.33	2.18	0.47	2.04	1

7.31	16.00	34.1	0.65	1.59	0.77	1.47	1
6.39	(25.87)	32.4	0.65	2.62	0.74	2.53	16
9.40	(1.66)	49.4	0.65	2.30	0.74	2.21	1
10.06	10.56	52.9	0.65	1.91	0.81	1.75	1
9.77	4.28	60.4	0.73	1.77	0.87	1.63	1

7.24	16.73	12.2	0.00	2.28	0.12	2.16	1
6.33	(25.40)	9.0	0.00	3.34	0.09	3.25	16
9.33	(1.12)	11.4	0.00	3.01	0.09	2.92	1
10.00	11.38	10.9	0.00	2.66	0.17	2.49	1
9.71	5.14	9.0	0.00	2.59	0.14	2.45	1

7.15	16.16	2.5	0.57	1.68	0.69	1.56	1
6.25	(25.86)	2.0	0.57	2.78	0.66	2.69	16
9.22	(1.67)	2.6	0.57	2.48	0.66	2.39	1
9.89	10.71	2.1	0.57	2.19	0.74	2.02	1
9.62	4.36	1.5	0.64	1.97	0.78	1.83	1

7.17	16.51	3.9	0.37	1.91	0.49	1.79	1
6.26	(25.75)	2.9	0.37	2.99	0.46	2.90	16
9.24	(1.37)	3.8	0.37	3.29	0.45	3.21	1
9.90	10.90	1.4	0.37	2.32	0.54	2.15	1
9.63	4.56	1.1	0.45	2.07	0.59	1.93	1

7.17	16.64	0.9	0.07	2.19	0.19	2.07	1
6.27	(25.46)	0.8	0.07	3.28	0.16	3.19	16
9.25	(1.10)	1.1	0.07	2.95	0.16	2.86	1
9.91	11.19	1.2	0.07	2.57	0.23	2.41	1
9.64	4.96	1.1	0.15	2.36	0.29	2.22	1

See accompanying notes to financial statements.	187

STATE FARM MUTUAL FUND TRUST BOND FUND

(For a share outstanding throughout each period)

		Income from investment operations			Less distributions
	Net asset value, beginning of period	Net investment income (loss)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income	Net realized gain	Total distributions
Class A Shares
Year ended 12/31/2009	$10.29	$0.43	$0.59	$1.02	$(0.43)	$—	$(0.43)
Year ended 12/31/2008	10.52	0.47	(0.23)	0.24	(0.47)	—	(0.47)
Year ended 12/31/2007	10.32	0.45	0.20	0.65	(0.45)	—	(0.45)
Period ended 12/31/2006 (d)	10.11	0.30	0.21	0.51	(0.30)	—	(0.30)
Class B Shares
Year ended 12/31/2009	10.28	0.39	0.59	0.98	(0.39)	—	(0.39)
Year ended 12/31/2008	10.51	0.42	(0.23)	0.19	(0.42)	—	(0.42)
Year ended 12/31/2007	10.32	0.41	0.19	0.60	(0.41)	—	(0.41)
Period ended 12/31/2006 (d)	10.11	0.27	0.21	0.48	(0.27)	—	(0.27)
Legacy Class A Shares
Year ended 12/31/2009	10.30	0.44	0.59	1.03	(0.44)	—	(0.44)
Year ended 12/31/2008	10.53	0.47	(0.23)	0.24	(0.47)	—	(0.47)
Year ended 12/31/2007	10.33	0.45	0.20	0.65	(0.45)	—	(0.45)
Year ended 12/31/2006	10.39	0.43	(0.06)	0.37	(0.43)	—	(0.43)
Year ended 12/31/2005	10.66	0.41	(0.27)	0.14	(0.41)	—	(0.41)
Legacy Class B Shares
Year ended 12/31/2009	10.30	0.39	0.59	0.98	(0.39)	—	(0.39)
Year ended 12/31/2008	10.53	0.43	(0.23)	0.20	(0.43)	—	(0.43)
Year ended 12/31/2007	10.34	0.41	0.19	0.60	(0.41)	—	(0.41)
Year ended 12/31/2006	10.39	0.39	(0.05)	0.34	(0.39)	—	(0.39)
Year ended 12/31/2005	10.66	0.37	(0.27)	0.10	(0.37)	—	(0.37)
Institutional Shares
Year ended 12/31/2009	10.29	0.46	0.58	1.04	(0.46)	—	(0.46)
Year ended 12/31/2008	10.51	0.49	(0.22)	0.27	(0.49)	—	(0.49)
Year ended 12/31/2007	10.32	0.48	0.19	0.67	(0.48)	—	(0.48)
Year ended 12/31/2006	10.38	0.46	(0.06)	0.40	(0.46)	—	(0.46)
Year ended 12/31/2005	10.64	0.44	(0.26)	0.18	(0.44)	—	(0.44)
Class R-1 Shares
Year ended 12/31/2009	10.29	0.40	0.59	0.99	(0.40)	—	(0.40)
Year ended 12/31/2008	10.52	0.43	(0.23)	0.20	(0.43)	—	(0.43)
Year ended 12/31/2007	10.32	0.42	0.20	0.62	(0.42)	—	(0.42)
Year ended 12/31/2006	10.38	0.40	(0.06)	0.34	(0.40)	—	(0.40)
Year ended 12/31/2005	10.64	0.38	(0.26)	0.12	(0.38)	—	(0.38)
Class R-2 Shares
Year ended 12/31/2009	10.28	0.42	0.59	1.01	(0.42)	—	(0.42)
Year ended 12/31/2008	10.51	0.45	(0.23)	0.22	(0.45)	—	(0.45)
Year ended 12/31/2007	10.32	0.44	0.19	0.63	(0.44)	—	(0.44)
Year ended 12/31/2006	10.37	0.42	(0.05)	0.37	(0.42)	—	(0.42)
Year ended 12/31/2005	10.65	0.40	(0.28)	0.12	(0.40)	—	(0.40)
Class R-3 Shares
Year ended 12/31/2009	10.29	0.45	0.59	1.04	(0.45)	—	(0.45)
Year ended 12/31/2008	10.52	0.48	(0.23)	0.25	(0.48)	—	(0.48)
Year ended 12/31/2007	10.33	0.47	0.19	0.66	(0.47)	—	(0.47)
Year ended 12/31/2006	10.38	0.45	(0.05)	0.40	(0.45)	—	(0.45)
Year ended 12/31/2005	10.65	0.43	(0.27)	0.16	(0.43)	—	(0.43)

(a)	Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge for Class A, Class B, Legacy Class A and Legacy Class B shares. All other classes do not have a sales charge.

(b)	Determined on an annualized basis for periods that are less than a full year.

(c)	The expense ratios for the Institutional shares include the effect of the increased voluntary expense reduction threshold (where applicable) and increased shareholder services fees effective May 1, 2005.

(d)	For all the data, except for the portfolio turnover rate which is for the entire year, the period is from commencement of investment operations April 27, 2006.

188	See accompanying notes to financial statements.

		Ratios/supplemental data
			Average Net Asset ratios assuming expense reductions		Average Net Asset ratios absent expense reductions
Net asset value, end of period	Total return (a)	Net assets, end of period (millions)	Expenses (b) (c)	Net investment income (loss) (b)	Expenses (b) (c)	Net investment income (loss) (b)	Portfolio turnover rate

$10.88	10.12%	$84.6	0.69%	4.01%	0.69%	4.01%	11%
10.29	2.30	38.5	0.70	4.49	0.70	4.49	6
10.52	6.50	23.1	0.70	4.40	0.70	4.40	16
10.32	5.06	12.3	0.69	4.25	0.69	4.25	16

10.87	9.69	8.2	1.09	3.66	1.09	3.66	11
10.28	1.89	6.6	1.10	4.09	1.10	4.09	6
10.51	5.98	6.0	1.10	3.99	1.10	3.99	16
10.32	4.78	5.4	1.09	3.84	1.09	3.84	16

10.89	10.12	120.8	0.69	4.08	0.69	4.08	11
10.30	2.30	114.0	0.70	4.48	0.70	4.48	6
10.53	6.50	118.2	0.70	4.39	0.70	4.39	16
10.33	3.68	120.9	0.69	4.20	0.69	4.20	16
10.39	1.32	138.0	0.70	3.89	0.73	3.86	11

10.89	9.68	51.9	1.09	3.68	1.09	3.68	11
10.30	1.90	50.7	1.10	4.08	1.10	4.08	6
10.53	5.97	53.0	1.10	3.99	1.10	3.99	16
10.34	3.37	53.8	1.09	3.80	1.09	3.80	16
10.39	0.93	55.8	1.10	3.49	1.13	3.46	11

10.87	10.30	105.7	0.44	4.30	0.44	4.30	11
10.29	2.66	74.8	0.45	4.72	0.45	4.72	6
10.51	6.66	98.8	0.45	4.64	0.45	4.64	16
10.32	3.94	89.7	0.44	4.46	0.44	4.46	16
10.38	1.76	81.4	0.37	4.22	0.40	4.19	11

10.88	9.77	4.5	1.01	3.75	1.01	3.75	11
10.29	1.98	3.9	1.02	4.18	1.02	4.18	6
10.52	6.16	2.6	1.02	4.08	1.02	4.08	16
10.32	3.35	2.2	1.01	3.89	1.01	3.89	16
10.38	1.12	1.7	1.02	3.58	1.05	3.55	11

10.87	10.00	4.9	0.81	3.94	0.81	3.94	11
10.28	2.18	3.7	0.82	4.37	0.82	4.37	6
10.51	6.27	3.2	0.82	4.28	0.82	4.28	16
10.32	3.66	2.3	0.81	4.09	0.81	4.09	16
10.37	1.12	1.6	0.82	3.78	0.85	3.75	11

10.88	10.32	1.2	0.51	4.27	0.51	4.27	11
10.29	2.49	1.3	0.52	4.66	0.52	4.66	6
10.52	6.59	1.3	0.52	4.57	0.52	4.57	16
10.33	3.97	1.2	0.51	4.39	0.51	4.39	16
10.38	1.51	1.1	0.52	4.08	0.55	4.05	11

See accompanying notes to financial statements.	189

STATE FARM MUTUAL FUND TRUST TAX ADVANTAGED BOND FUND

(For a share outstanding throughout each period)

		Income from investment operations			Less distributions
	Net asset value, beginning of period	Net investment income (loss)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income	Net realized gain	Total distributions
Class A Shares
Year ended 12/31/2009	$10.51	$0.41	$0.65	$1.06	$(0.41)	$(0.03)	$(0.44)
Year ended 12/31/2008	10.83	0.42	(0.23)	0.19	(0.42)	(0.09)	(0.51)
Year ended 12/31/2007	10.89	0.43	(0.01)	0.42	(0.43)	(0.05)	(0.48)
Period ended 12/31/2006 (c)	10.79	0.29	0.11	0.40	(0.29)	(0.01)	(0.30)
Class B Shares
Year ended 12/31/2009	10.50	0.37	0.66	1.03	(0.37)	(0.03)	(0.40)
Year ended 12/31/2008	10.82	0.38	(0.23)	0.15	(0.38)	(0.09)	(0.47)
Year ended 12/31/2007	10.89	0.38	(0.02)	0.36	(0.38)	(0.05)	(0.43)
Period ended 12/31/2006 (c)	10.79	0.26	0.11	0.37	(0.26)	(0.01)	(0.27)
Legacy Class A Shares
Year ended 12/31/2009	10.49	0.41	0.65	1.06	(0.41)	(0.03)	(0.44)
Year ended 12/31/2008	10.81	0.42	(0.23)	0.19	(0.42)	(0.09)	(0.51)
Year ended 12/31/2007	10.87	0.42	(0.01)	0.41	(0.42)	(0.05)	(0.47)
Year ended 12/31/2006	10.96	0.43	(0.08)	0.35	(0.43)	(0.01)	(0.44)
Year ended 12/31/2005	11.13	0.43	(0.17)	0.26	(0.43)	—	(0.43)
Legacy Class B Shares
Year ended 12/31/2009	10.49	0.37	0.65	1.02	(0.37)	(0.03)	(0.40)
Year ended 12/31/2008	10.81	0.38	(0.23)	0.15	(0.38)	(0.09)	(0.47)
Year ended 12/31/2007	10.87	0.38	(0.01)	0.37	(0.38)	(0.05)	(0.43)
Year ended 12/31/2006	10.96	0.39	(0.08)	0.31	(0.39)	(0.01)	(0.40)
Year ended 12/31/2005	11.13	0.38	(0.17)	0.21	(0.38)	—	(0.38)

(a)	Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charges.

(b)	Determined on an annualized basis for periods that are less than a full year.

(c)	For all the data, except for the portfolio turnover rate which is for the entire year, the period is from commencement of investment operations April 27, 2006.

190	See accompanying notes to financial statements.

		Ratios/supplemental data
			Average Net Asset ratios assuming expense reductions		Average Net Asset ratios absent expense reductions
Net asset value, end of period	Total return (a)	Net assets, end of period (millions)	Expenses (b)	Net investment income (loss) (b)	Expenses (b)	Net investment income (loss) (b)	Portfolio turnover rate

$11.13	10.23%	$91.4	0.70%	3.66%	0.70%	3.66%	4%
10.51	1.88	30.7	0.70	3.96	0.71	3.95	36
10.83	4.01	21.0	0.70	3.93	0.72	3.91	18
10.89	3.80	6.3	0.70	3.95	0.70	3.95	4

11.13	9.91	3.8	1.10	3.34	1.10	3.34	4
10.50	1.48	3.3	1.10	3.55	1.11	3.54	36
10.82	3.50	3.4	1.10	3.54	1.12	3.52	18
10.89	3.52	3.3	1.10	3.55	1.11	3.54	4

11.11	10.25	66.9	0.70	3.74	0.70	3.74	4
10.49	1.88	60.1	0.70	3.95	0.71	3.94	36
10.81	4.00	62.2	0.70	3.94	0.72	3.92	18
10.87	3.32	64.0	0.70	3.97	0.71	3.96	4
10.96	2.35	73.3	0.70	3.86	0.72	3.84	0

11.11	9.81	26.1	1.10	3.34	1.10	3.34	4
10.49	1.47	24.9	1.10	3.55	1.11	3.54	36
10.81	3.59	26.0	1.10	3.54	1.12	3.52	18
10.87	2.91	26.5	1.10	3.58	1.11	3.57	4
10.96	1.94	34.0	1.10	3.47	1.12	3.45	0

See accompanying notes to financial statements.	191

STATE FARM MUTUAL FUND TRUST MONEY MARKET FUND

(For a share outstanding throughout each period)

		Income from investment operations		Less distributions
	Net asset value, beginning of period	Net investment income (a)	Total from investment operations	Net investment income (a)	Total distributions
Class A Shares
Year ended 12/31/2009	$1.00	$—	$—	$—	$—
Year ended 12/31/2008	1.00	0.02	0.02	(0.02)	(0.02)
Year ended 12/31/2007	1.00	0.05	0.05	(0.05)	(0.05)
Period ended 12/31/2006 (f)	1.00	0.03	0.03	(0.03)	(0.03)
Class B Shares
Year ended 12/31/2009	1.00	—	—	—	—
Year ended 12/31/2008	1.00	0.02	0.02	(0.02)	(0.02)
Year ended 12/31/2007	1.00	0.04	0.04	(0.04)	(0.04)
Period ended 12/31/2006 (f)	1.00	0.03	0.03	(0.03)	(0.03)
Legacy Class A Shares
Year ended 12/31/2009	1.00	—	—	—	—
Year ended 12/31/2008	1.00	0.02	0.02	(0.02)	(0.02)
Year ended 12/31/2007	1.00	0.05	0.05	(0.05)	(0.05)
Year ended 12/31/2006	1.00	0.04	0.04	(0.04)	(0.04)
Year ended 12/31/2005	1.00	0.03	0.03	(0.03)	(0.03)
Legacy Class B Shares
Year ended 12/31/2009	1.00	—	—	—	—
Year ended 12/31/2008	1.00	0.02	0.02	(0.02)	(0.02)
Year ended 12/31/2007	1.00	0.04	0.04	(0.04)	(0.04)
Year ended 12/31/2006	1.00	0.04	0.04	(0.04)	(0.04)
Year ended 12/31/2005	1.00	0.02	0.02	(0.02)	(0.02)
Institutional Shares
Year ended 12/31/2009	1.00	—	—	—	—
Year ended 12/31/2008	1.00	0.02	0.02	(0.02)	(0.02)
Year ended 12/31/2007	1.00	0.05	0.05	(0.05)	(0.05)
Year ended 12/31/2006	1.00	0.05	0.05	(0.05)	(0.05)
Year ended 12/31/2005	1.00	0.03	0.03	(0.03)	(0.03)
Class R-1 Shares
Year ended 12/31/2009	1.00	—	—	—	—
Year ended 12/31/2008	1.00	0.02	0.02	(0.02)	(0.02)
Year ended 12/31/2007	1.00	0.04	0.04	(0.04)	(0.04)
Year ended 12/31/2006	1.00	0.04	0.04	(0.04)	(0.04)
Year ended 12/31/2005	1.00	0.02	0.02	(0.02)	(0.02)
Class R-2 Shares
Year ended 12/31/2009	1.00	—	—	—	—
Year ended 12/31/2008	1.00	0.02	0.02	(0.02)	(0.02)
Year ended 12/31/2007	1.00	0.04	0.04	(0.04)	(0.04)
Year ended 12/31/2006	1.00	0.04	0.04	(0.04)	(0.04)
Year ended 12/31/2005	1.00	0.02	0.02	(0.02)	(0.02)
Class R-3 Shares
Year ended 12/31/2009	1.00	—	—	—	—
Year ended 12/31/2008	1.00	0.02	0.02	(0.02)	(0.02)
Year ended 12/31/2007	1.00	0.05	0.05	(0.05)	(0.05)
Year ended 12/31/2006	1.00	0.04	0.04	(0.04)	(0.04)
Year ended 12/31/2005	1.00	0.03	0.03	(0.03)	(0.03)

(a)	Net investment income and distributions represent less than $0.01 per share in 2009.

(b)	Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge for Class B and Legacy Class B shares. All other classes do not have a sales charge.

(c)	Determined on an annualized basis for periods that are less than a full year.

(d)	The expense ratios for the Institutional shares include the effect of the increased voluntary expense reduction threshold (where applicable) and increased shareholder services fees effective May 1, 2005.

(e)	The expense ratios for 2009 include the effect of the voluntary fee waivers by SFIMC and VP Management Corp. described in Note 2 under Expense Reduction Agreements.

(f)	For all the data, the period is from commencement of investment operations April 27, 2006.

192	See accompanying notes to financial statements.

		Ratios/supplemental data
			Average Net Asset ratios assuming expense reductions		Average Net Asset ratios absent expense reductions
Net asset value, end of period	Total return (b)	Net assets, end of period (millions)	Expenses (c) (d) (e)	Net investment income (c)	Expenses (c) (d)	Net investment income (c)

$1.00	0.04%	$80.8	0.29%	0.04%	0.61%	(0.28)%
1.00	2.02	72.1	0.60	1.89	0.61	1.88
1.00	4.67	38.1	0.60	4.50	0.64	4.46
1.00	3.23	19.5	0.60	4.62	0.60	4.62

1.00	0.01	3.3	0.32	0.01	1.01	(0.68)
1.00	1.62	3.2	1.00	1.57	1.01	1.56
1.00	4.25	2.6	1.00	4.17	1.03	4.14
1.00	2.91	2.5	1.00	4.22	1.02	4.20

1.00	0.04	88.8	0.30	0.04	0.61	(0.27)
1.00	2.02	96.3	0.60	1.96	0.61	1.95
1.00	4.67	74.3	0.60	4.57	0.63	4.54
1.00	4.50	75.2	0.60	4.38	0.63	4.35
1.00	2.64	80.5	0.60	2.62	0.71	2.51

1.00	0.01	10.7	0.32	0.01	1.01	(0.68)
1.00	1.62	9.9	1.00	1.52	1.01	1.51
1.00	4.26	5.0	1.00	4.16	1.03	4.13
1.00	4.08	4.1	1.00	3.93	1.03	3.90
1.00	2.22	6.4	1.00	2.22	1.11	2.11

1.00	0.06	38.4	0.28	0.06	0.46	(0.12)
1.00	2.17	32.9	0.45	2.07	0.46	2.06
1.00	4.82	19.3	0.45	4.70	0.48	4.67
1.00	4.65	12.9	0.45	4.57	0.48	4.54
1.00	2.89	11.2	0.37	2.85	0.48	2.74

1.00	0.02	7.0	0.32	0.02	0.93	(0.59)
1.00	1.70	6.1	0.92	1.63	0.93	1.62
1.00	4.33	4.1	0.92	4.25	0.95	4.22
1.00	4.16	4.3	0.92	4.11	0.94	4.09
1.00	2.32	2.7	0.92	2.42	1.04	2.30

1.00	0.03	13.4	0.31	0.03	0.73	(0.39)
1.00	1.90	12.5	0.72	1.85	0.73	1.84
1.00	4.54	8.3	0.72	4.44	0.76	4.40
1.00	4.37	3.8	0.72	4.34	0.74	4.32
1.00	2.51	2.5	0.72	2.51	0.83	2.40

1.00	0.05	1.9	0.28	0.05	0.53	(0.20)
1.00	2.10	1.7	0.52	2.06	0.53	2.05
1.00	4.75	1.5	0.52	4.65	0.55	4.62
1.00	4.57	1.3	0.52	4.49	0.55	4.46
1.00	2.72	1.2	0.52	2.72	0.63	2.61

See accompanying notes to financial statements.	193

STATE FARM MUTUAL FUND TRUST LIFEPATH INCOME FUND

(For a share outstanding throughout each period)

		Income from investment operations			Less distributions
	Net asset value, beginning of period	Net investment income (loss) (a) (b)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income	Net realized gain	Total distributions
Class A Shares
Year ended 12/31/2009	$9.42	$0.25	$1.39	$1.64	$(0.29)	$—	$(0.29)
Year ended 12/31/2008	11.44	0.32	(2.04)	(1.72)	(0.25)	(0.05)	(0.30)
Year ended 12/31/2007	11.59	0.36	0.10	0.46	(0.35)	(0.26)	(0.61)
Period ended 12/31/2006 (h)	11.45	0.25	0.44	0.69	(0.45)	(0.10)	(0.55)
Class B Shares
Year ended 12/31/2009	9.46	0.18	1.40	1.58	(0.22)	—	(0.22)
Year ended 12/31/2008	11.50	0.24	(2.05)	(1.81)	(0.18)	(0.05)	(0.23)
Year ended 12/31/2007	11.62	0.28	0.11	0.39	(0.25)	(0.26)	(0.51)
Period ended 12/31/2006 (h)	11.45	0.19	0.44	0.63	(0.36)	(0.10)	(0.46)
Legacy Class A Shares
Year ended 12/31/2009	9.57	0.26	1.42	1.68	(0.29)	—	(0.29)
Year ended 12/31/2008	11.63	0.32	(2.08)	(1.76)	(0.25)	(0.05)	(0.30)
Year ended 12/31/2007	11.74	0.35	0.13	0.48	(0.33)	(0.26)	(0.59)
Year ended 12/31/2006	11.24	0.33	0.59	0.92	(0.32)	(0.10)	(0.42)
Year ended 12/31/2005	11.11	0.26	0.17	0.43	(0.27)	(0.03)	(0.30)
Legacy Class B Shares
Year ended 12/31/2009	9.60	0.20	1.44	1.64	(0.25)	—	(0.25)
Year ended 12/31/2008	11.65	0.27	(2.07)	(1.80)	(0.20)	(0.05)	(0.25)
Year ended 12/31/2007	11.74	0.30	0.12	0.42	(0.25)	(0.26)	(0.51)
Year ended 12/31/2006	11.24	0.29	0.59	0.88	(0.28)	(0.10)	(0.38)
Year ended 12/31/2005	11.10	0.21	0.17	0.38	(0.21)	(0.03)	(0.24)
Institutional Shares
Year ended 12/31/2009	9.58	0.28	1.41	1.69	(0.31)	—	(0.31)
Year ended 12/31/2008	11.63	0.34	(2.07)	(1.73)	(0.27)	(0.05)	(0.32)
Year ended 12/31/2007	11.77	0.38	0.12	0.50	(0.38)	(0.26)	(0.64)
Year ended 12/31/2006	11.27	0.36	0.59	0.95	(0.35)	(0.10)	(0.45)
Year ended 12/31/2005	11.13	0.29	0.17	0.46	(0.29)	(0.03)	(0.32)
Class R-1 Shares
Year ended 12/31/2009	9.43	0.22	1.40	1.62	(0.26)	—	(0.26)
Year ended 12/31/2008	11.46	0.28	(2.05)	(1.77)	(0.21)	(0.05)	(0.26)
Year ended 12/31/2007	11.58	0.31	0.12	0.43	(0.29)	(0.26)	(0.55)
Year ended 12/31/2006	11.13	0.29	0.58	0.87	(0.32)	(0.10)	(0.42)
Year ended 12/31/2005	11.08	0.22	0.17	0.39	(0.31)	(0.03)	(0.34)
Class R-2 Shares
Year ended 12/31/2009	9.60	0.24	1.43	1.67	(0.28)	—	(0.28)
Year ended 12/31/2008	11.66	0.31	(2.08)	(1.77)	(0.24)	(0.05)	(0.29)
Year ended 12/31/2007	11.78	0.35	0.11	0.46	(0.32)	(0.26)	(0.58)
Year ended 12/31/2006	11.24	0.32	0.58	0.90	(0.26)	(0.10)	(0.36)
Year ended 12/31/2005	11.09	0.25	0.17	0.42	(0.24)	(0.03)	(0.27)
Class R-3 Shares
Year ended 12/31/2009	9.56	0.26	1.44	1.70	(0.31)	—	(0.31)
Year ended 12/31/2008	11.62	0.34	(2.08)	(1.74)	(0.27)	(0.05)	(0.32)
Year ended 12/31/2007	11.76	0.37	0.11	0.48	(0.36)	(0.26)	(0.62)
Year ended 12/31/2006	11.25	0.35	0.60	0.95	(0.34)	(0.10)	(0.44)
Year ended 12/31/2005	11.09	0.28	0.17	0.45	(0.26)	(0.03)	(0.29)

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

(b)	Net amounts and ratios reflect the Fund’s proportionate share of income and expenses of the Master Portfolio; indirect proportionate share of the expenses of the Active Stock and CoreAlpha Bond Master Portfolios; and applicable Expense Reduction Agreements described in Note 2. Expense and income ratios for the Master Portfolio, assuming applicable expense reductions, were 0.26% and 3.61%, respectively, for the year ended December 31, 2009.

(c)	Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge for Class A, Class B, Legacy Class A and Legacy Class B shares. All other classes do not have a sales charge.

(d)	Determined on an annualized basis for periods that are less than a full year.

(e)	The expense ratios for the Institutional shares include the effect of the increased voluntary expense reduction threshold (where applicable) and increased shareholder services fees effective May 1, 2005.

(f)	Ratios reflect the Fund’s proportionate share of income and expenses of the Master Portfolio and indirect proportionate share of the expenses of the Active Stock and CoreAlpha Bond Master Portfolios; but do not reflect otherwise applicable Expense Reduction Agreements described in Note 2. Expense and income ratios for the Master Portfolio, excluding any otherwise applicable expense reductions, were 0.59% and 3.28%, respectively, for the year ended December 31, 2009.

(g)	Amount represents the portfolio turnover rate of the Master Portfolio. For 2009, excludes in-kind contribution of portfolio securities received in a fund merger on November 20, 2009.

(h)	For all the data, except for the portfolio turnover rate which is for the entire year, the period is from commencement of investment operations April 27, 2006.

194	See accompanying notes to financial statements.

		Ratios/supplemental data
			Average Net Asset ratios assuming expense reductions		Average Net Asset ratios absent expense reductions
Net asset value, end of period	Total return (c)	Net assets, end of period (millions)	Expenses (b) (d) (e)	Net investment income (loss) (b) (d)	Expenses (d) (e) (f)	Net investment income (loss) (d) (f)	Portfolio turnover rate (g)

$10.77	17.62%	$191.3	1.21%	2.72%	1.65%	2.28%	6%
9.42	(15.33)	41.9	1.20	2.97	1.54	2.63	11
11.44	3.96	37.5	1.22	3.08	1.56	2.74	6
11.59	6.20	13.2	1.21	3.35	1.68	2.88	10

10.82	16.86	8.2	1.91	1.95	2.38	1.48	6
9.46	(16.00)	1.4	1.90	2.26	2.24	1.92	11
11.50	3.32	1.3	1.92	2.34	2.26	2.00	6
11.62	5.64	0.5	1.92	2.42	2.39	1.95	10

10.96	17.61	261.1	1.21	2.72	1.66	2.27	6
9.57	(15.36)	69.3	1.20	2.89	1.54	2.55	11
11.63	4.03	100.5	1.21	2.91	1.55	2.57	6
11.74	8.30	113.5	1.22	2.89	1.70	2.41	10
11.24	3.86	101.2	1.26	2.30	1.63	1.93	11

10.99	17.22	46.0	1.61	2.21	2.05	1.77	6
9.60	(15.68)	8.2	1.60	2.50	1.94	2.16	11
11.65	3.59	11.2	1.62	2.51	1.95	2.18	6
11.74	7.90	12.0	1.62	2.48	2.10	2.00	10
11.24	3.44	11.1	1.66	1.91	2.03	1.54	11

10.96	17.90	53.1	0.96	2.94	1.38	2.52	6
9.58	(15.14)	11.2	0.95	3.16	1.29	2.82	11
11.63	4.20	13.9	0.97	3.21	1.30	2.88	6
11.77	8.59	11.0	0.97	3.15	1.45	2.67	10
11.27	4.19	8.6	0.93	2.64	1.30	2.27	11

10.79	17.34	6.5	1.53	2.42	2.00	1.95	6
9.43	(15.68)	1.5	1.52	2.60	1.86	2.26	11
11.46	3.65	1.8	1.54	2.64	1.88	2.30	6
11.58	7.95	1.4	1.54	2.56	2.02	2.08	10
11.13	3.55	0.9	1.58	1.96	1.95	1.59	11

10.99	17.55	12.1	1.33	2.53	1.76	2.10	6
9.60	(15.50)	2.0	1.32	2.82	1.66	2.48	11
11.66	3.89	1.7	1.34	2.88	1.67	2.55	6
11.78	8.16	0.9	1.34	2.78	1.82	2.30	10
11.24	3.80	0.7	1.38	2.16	1.75	1.79	11

10.95	17.87	1.1	1.02	2.76	1.42	2.36	6
9.56	(15.20)	0.1	1.02	3.14	1.36	2.80	11
11.62	4.08	0.1	1.04	3.11	1.38	2.77	6
11.76	8.57	0.1	1.04	3.01	1.52	2.53	10
11.25	4.09	0.1	1.08	2.49	1.45	2.12	11

See accompanying notes to financial statements.	195

STATE FARM MUTUAL FUND TRUST LIFEPATH 2020 FUND

(For a share outstanding throughout each period)

		Income from investment operations			Less distributions
	Net asset value, beginning of period	Net investment income (loss) (a) (b)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income	Net realized gain	Total distributions
Class A Shares
Year ended 12/31/2009	$9.85	$0.24	$1.95	$2.19	$(0.23)	$—	$(0.23)
Year ended 12/31/2008	13.65	0.29	(3.80)	(3.51)	(0.24)	(0.05)	(0.29)
Year ended 12/31/2007	13.98	0.34	0.07	0.41	(0.28)	(0.46)	(0.74)
Period ended 12/31/2006 (h)	13.43	0.26	0.76	1.02	(0.28)	(0.19)	(0.47)
Class B Shares
Year ended 12/31/2009	9.82	0.17	1.92	2.09	(0.16)	—	(0.16)
Year ended 12/31/2008	13.60	0.21	(3.77)	(3.56)	(0.17)	(0.05)	(0.22)
Year ended 12/31/2007	13.94	0.23	0.09	0.32	(0.20)	(0.46)	(0.66)
Period ended 12/31/2006 (h)	13.43	0.18	0.77	0.95	(0.25)	(0.19)	(0.44)
Legacy Class A Shares
Year ended 12/31/2009	9.80	0.24	1.93	2.17	(0.22)	—	(0.22)
Year ended 12/31/2008	13.56	0.29	(3.77)	(3.48)	(0.23)	(0.05)	(0.28)
Year ended 12/31/2007	13.88	0.30	0.10	0.40	(0.26)	(0.46)	(0.72)
Year ended 12/31/2006	12.70	0.28	1.33	1.61	(0.24)	(0.19)	(0.43)
Year ended 12/31/2005	12.24	0.20	0.54	0.74	(0.18)	(0.10)	(0.28)
Legacy Class B Shares
Year ended 12/31/2009	9.79	0.19	1.94	2.13	(0.18)	—	(0.18)
Year ended 12/31/2008	13.54	0.24	(3.76)	(3.52)	(0.18)	(0.05)	(0.23)
Year ended 12/31/2007	13.85	0.25	0.10	0.35	(0.20)	(0.46)	(0.66)
Year ended 12/31/2006	12.68	0.22	1.33	1.55	(0.19)	(0.19)	(0.38)
Year ended 12/31/2005	12.22	0.15	0.55	0.70	(0.14)	(0.10)	(0.24)
Institutional Shares
Year ended 12/31/2009	9.85	0.27	1.94	2.21	(0.25)	—	(0.25)
Year ended 12/31/2008	13.65	0.32	(3.81)	(3.49)	(0.26)	(0.05)	(0.31)
Year ended 12/31/2007	13.97	0.35	0.09	0.44	(0.30)	(0.46)	(0.76)
Year ended 12/31/2006	12.79	0.32	1.32	1.64	(0.27)	(0.19)	(0.46)
Year ended 12/31/2005	12.31	0.24	0.55	0.79	(0.21)	(0.10)	(0.31)
Class R-1 Shares
Year ended 12/31/2009	9.80	0.21	1.94	2.15	(0.20)	—	(0.20)
Year ended 12/31/2008	13.59	0.26	(3.79)	(3.53)	(0.21)	(0.05)	(0.26)
Year ended 12/31/2007	13.92	0.27	0.09	0.36	(0.23)	(0.46)	(0.69)
Year ended 12/31/2006	12.73	0.24	1.36	1.60	(0.22)	(0.19)	(0.41)
Year ended 12/31/2005	12.31	0.18	0.53	0.71	(0.19)	(0.10)	(0.29)
Class R-2 Shares
Year ended 12/31/2009	9.82	0.23	1.94	2.17	(0.22)	—	(0.22)
Year ended 12/31/2008	13.60	0.28	(3.79)	(3.51)	(0.22)	(0.05)	(0.27)
Year ended 12/31/2007	13.94	0.31	0.08	0.39	(0.27)	(0.46)	(0.73)
Year ended 12/31/2006	12.77	0.28	1.32	1.60	(0.24)	(0.19)	(0.43)
Year ended 12/31/2005	12.32	0.19	0.54	0.73	(0.18)	(0.10)	(0.28)
Class R-3 Shares
Year ended 12/31/2009	9.81	0.26	1.95	2.21	(0.25)	—	(0.25)
Year ended 12/31/2008	13.59	0.31	(3.78)	(3.47)	(0.26)	(0.05)	(0.31)
Year ended 12/31/2007	13.91	0.34	0.09	0.43	(0.29)	(0.46)	(0.75)
Year ended 12/31/2006	12.79	0.32	1.26	1.58	(0.27)	(0.19)	(0.46)
Year ended 12/31/2005	12.32	0.23	0.55	0.78	(0.21)	(0.10)	(0.31)

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

(b)	Net amounts and ratios reflect the Fund’s proportionate share of income and expenses of the Master Portfolio; indirect proportionate share of the expenses of the Active Stock and CoreAlpha Bond Master Portfolios; and applicable Expense Reduction Agreements described in Note 2. Expense and income ratios for the Master Portfolio, assuming applicable expense reductions, were 0.23% and 3.15%, respectively, for the year ended December 31, 2009.

(c)	Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge for Class A, Class B, Legacy Class A and Legacy Class B shares. All other classes do not have a sales charge.

(d)	Determined on an annualized basis for periods that are less than a full year.

(e)	The expense ratios for the Institutional shares include the effect of the increased voluntary expense reduction threshold (where applicable) and increased shareholder services fees effective May 1, 2005.

(f)	Ratios reflect the Fund’s proportionate share of income and expenses of the Master Portfolio and indirect proportionate share of the expenses of the Active Stock and CoreAlpha Bond Master Portfolios; but do not reflect otherwise applicable Expense Reduction Agreements described in Note 2. Expense and income ratios for the Master Portfolio, excluding any otherwise applicable expense reductions, were 0.58% and 2.80%, respectively, for the year ended December 31, 2009.

196	See accompanying notes to financial statements.

		Ratios/supplemental data
			Average Net Asset ratios assuming expense reductions		Average Net Asset ratios absent expense reductions
Net asset value, end of period	Total return (c)	Net assets, end of period (millions)	Expenses (b) (d) (e)	Net investment income (loss) (b) (d)	Expenses (d) (e) (f)	Net investment income (loss) (d) (f)	Portfolio turnover rate (g)

$11.81	22.25%	$297.0	1.13%	2.30%	1.48%	1.95%	6%
9.85	(25.75)	182.9	1.13	2.42	1.47	2.08	13
13.65	2.94	191.9	1.14	2.34	1.47	2.01	7
13.98	7.59	61.4	1.15	2.85	1.46	2.54	16

11.75	21.31	17.2	1.83	1.59	2.18	1.24	6
9.82	(26.24)	11.6	1.83	1.73	2.17	1.39	13
13.60	2.30	11.7	1.84	1.58	2.17	1.25	7
13.94	7.03	4.9	1.85	2.01	2.17	1.69	16

11.75	22.17	334.4	1.13	2.25	1.48	1.90	6
9.80	(25.69)	290.5	1.13	2.34	1.47	2.00	13
13.56	2.87	437.4	1.14	2.13	1.47	1.80	7
13.88	12.63	431.3	1.15	2.07	1.48	1.74	16
12.70	6.02	313.5	1.22	1.63	1.56	1.29	17

11.74	21.76	74.0	1.53	1.86	1.88	1.51	6
9.79	(26.02)	65.4	1.53	1.94	1.87	1.60	13
13.54	2.54	95.8	1.54	1.74	1.87	1.41	7
13.85	12.17	92.7	1.55	1.65	1.88	1.32	16
12.68	5.67	70.9	1.62	1.22	1.96	0.88	17

11.81	22.47	91.1	0.88	2.53	1.23	2.18	6
9.85	(25.56)	61.3	0.88	2.61	1.22	2.27	13
13.65	3.06	82.0	0.89	2.43	1.22	2.10	7
13.97	12.81 (i)	63.3	0.90	2.35	1.23	2.02	16
12.79	6.41 (j)	38.8	0.91	1.94	1.24	1.61	17

11.75	21.90	12.3	1.45	1.97	1.80	1.62	6
9.80	(25.98)	8.5	1.45	2.13	1.79	1.79	13
13.59	2.55	7.9	1.46	1.86	1.79	1.53	7
13.92	12.52	5.3	1.47	1.82	1.80	1.49	16
12.73	5.71	3.0	1.54	1.51	1.88	1.17	17

11.77	22.12	16.5	1.25	2.18	1.60	1.83	6
9.82	(25.81)	9.6	1.25	2.27	1.59	1.93	13
13.60	2.75	10.6	1.26	2.16	1.59	1.83	7
13.94	12.49	5.0	1.27	2.04	1.60	1.71	16
12.77	5.94	1.6	1.35	1.52	1.67	1.20	17

11.77	22.48	2.8	0.95	2.45	1.30	2.10	6
9.81	(25.57)	1.8	0.95	2.56	1.29	2.22	13
13.59	3.07	2.3	0.96	2.35	1.29	2.02	7
13.91	12.34	1.9	0.97	2.39	1.30	2.06	16
12.79	6.29	0.9	1.05	1.82	1.37	1.50	17

(g)	Amount represents the portfolio turnover rate of the Master Portfolio.

(h)	For all the data, except for the portfolio turnover rate which is for the entire year, the period is from commencement of investment operations April 27, 2006.

(i)	Based upon net asset value of $13.97 and $12.79, respectively, as of December 31, 2006 and December 31, 2005, (as calculated for financial reporting purposes, taking into account transactions that occurred on December 29, 2006 and December 30, 2005, respectively). For shareholder purchases and redemptions on December 29, 2006 and December 30, 2005, the net asset value was $13.98 and $12.80, respectively, which caused the total return for the year ended December 31, 2006 to be equivalent to 12.80%.

(j)	Based upon net asset value of $12.79 as of December 31, 2005 (as calculated for financial reporting purposes, taking into account transactions that occurred on December 30, 2005). For shareholder purchases and redemptions on December 30, 2005, the net asset value was $12.80, which caused the total return for the year ended December 31, 2005 to be equivalent to 6.49%.

See accompanying notes to financial statements.	197

STATE FARM MUTUAL FUND TRUST LIFEPATH 2030 FUND

(For a share outstanding throughout each period)

		Income from investment operations			Less distributions
	Net asset value, beginning of period	Net investment income (loss) (a) (b)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income	Net realized gain	Total distributions
Class A Shares
Year ended 12/31/2009	$9.70	$0.22	$2.24	$2.46	$(0.21)	$—	$(0.21)
Year ended 12/31/2008	14.49	0.26	(4.80)	(4.54)	(0.21)	(0.04)	(0.25)
Year ended 12/31/2007	14.91	0.29	0.05	0.34	(0.24)	(0.52)	(0.76)
Period ended 12/31/2006 (h)	14.23	0.24	0.90	1.14	(0.23)	(0.23)	(0.46)
Class B Shares
Year ended 12/31/2009	9.69	0.15	2.21	2.36	(0.14)	—	(0.14)
Year ended 12/31/2008	14.45	0.17	(4.76)	(4.59)	(0.13)	(0.04)	(0.17)
Year ended 12/31/2007	14.89	0.18	0.05	0.23	(0.15)	(0.52)	(0.67)
Period ended 12/31/2006 (h)	14.23	0.17	0.92	1.09	(0.20)	(0.23)	(0.43)
Legacy Class A Shares
Year ended 12/31/2009	9.69	0.21	2.24	2.45	(0.20)	—	(0.20)
Year ended 12/31/2008	14.45	0.25	(4.77)	(4.52)	(0.20)	(0.04)	(0.24)
Year ended 12/31/2007	14.86	0.26	0.06	0.32	(0.21)	(0.52)	(0.73)
Year ended 12/31/2006	13.32	0.23	1.73	1.96	(0.19)	(0.23)	(0.42)
Year ended 12/31/2005	12.70	0.17	0.74	0.91	(0.15)	(0.14)	(0.29)
Legacy Class B Shares
Year ended 12/31/2009	9.66	0.17	2.22	2.39	(0.16)	—	(0.16)
Year ended 12/31/2008	14.39	0.20	(4.74)	(4.54)	(0.15)	(0.04)	(0.19)
Year ended 12/31/2007	14.79	0.20	0.07	0.27	(0.15)	(0.52)	(0.67)
Year ended 12/31/2006	13.26	0.17	1.72	1.89	(0.13)	(0.23)	(0.36)
Year ended 12/31/2005	12.65	0.12	0.73	0.85	(0.10)	(0.14)	(0.24)
Institutional Shares
Year ended 12/31/2009	9.73	0.25	2.24	2.49	(0.23)	—	(0.23)
Year ended 12/31/2008	14.52	0.28	(4.80)	(4.52)	(0.23)	(0.04)	(0.27)
Year ended 12/31/2007	14.93	0.31	0.05	0.36	(0.25)	(0.52)	(0.77)
Year ended 12/31/2006	13.39	0.27	1.72	1.99	(0.22)	(0.23)	(0.45)
Year ended 12/31/2005	12.74	0.21	0.76	0.97	(0.18)	(0.14)	(0.32)
Class R-1 Shares
Year ended 12/31/2009	9.66	0.19	2.20	2.39	(0.17)	—	(0.17)
Year ended 12/31/2008	14.42	0.22	(4.76)	(4.54)	(0.18)	(0.04)	(0.22)
Year ended 12/31/2007	14.85	0.23	0.05	0.28	(0.19)	(0.52)	(0.71)
Year ended 12/31/2006	13.33	0.19	1.72	1.91	(0.16)	(0.23)	(0.39)
Year ended 12/31/2005	12.74	0.15	0.72	0.87	(0.14)	(0.14)	(0.28)
Class R-2 Shares
Year ended 12/31/2009	9.69	0.20	2.24	2.44	(0.19)	—	(0.19)
Year ended 12/31/2008	14.46	0.24	(4.78)	(4.54)	(0.19)	(0.04)	(0.23)
Year ended 12/31/2007	14.89	0.27	0.04	0.31	(0.22)	(0.52)	(0.74)
Year ended 12/31/2006	13.37	0.24	1.70	1.94	(0.19)	(0.23)	(0.42)
Year ended 12/31/2005	12.75	0.16	0.74	0.90	(0.14)	(0.14)	(0.28)
Class R-3 Shares
Year ended 12/31/2009	9.71	0.24	2.25	2.49	(0.22)	—	(0.22)
Year ended 12/31/2008	14.49	0.28	(4.79)	(4.51)	(0.23)	(0.04)	(0.27)
Year ended 12/31/2007	14.90	0.30	0.05	0.35	(0.24)	(0.52)	(0.76)
Year ended 12/31/2006	13.37	0.28	1.70	1.98	(0.22)	(0.23)	(0.45)
Year ended 12/31/2005	12.75	0.19	0.74	0.93	(0.17)	(0.14)	(0.31)

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

(b)	Net amounts and ratios reflect the Fund’s proportionate share of income and expenses of the Master Portfolio; indirect proportionate share of the expenses of the Active Stock and CoreAlpha Bond Master Portfolios; and applicable Expense Reduction Agreements described in Note 2. Expense and income ratios for the Master Portfolio, assuming applicable expense reductions, were 0.20% and 2.97%, respectively, for the year ended December 31, 2009.

(c)	Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge for Class A, Class B, Legacy Class A and Legacy Class B shares. All other classes do not have a sales charge.

(d)	Determined on an annualized basis for periods that are less than a full year.

(e)	The expense ratios for the Institutional shares include the effect of the increased voluntary expense reduction threshold (where applicable) and increased shareholder services fees effective May 1, 2005.

(f)	Ratios reflect the Fund’s proportionate share of income and expenses of the Master Portfolio and indirect proportionate share of the expenses of the Active Stock and CoreAlpha Bond Master Portfolios; but do not reflect otherwise applicable Expense Reduction Agreements described in Note 2. Expense and income ratios for the Master Portfolio, excluding any otherwise applicable expense reductions, were 0.56% and 2.61%, respectively, for the year ended December 31, 2009.

198	See accompanying notes to financial statements.

		Ratios/supplemental data
			Average Net Asset ratios assuming expense reductions		Average Net Asset ratios absent expense reductions
Net asset value, end of period	Total return (c)	Net assets, end of period (millions)	Expenses (b) (d) (e)	Net investment income (loss) (b) (d)	Expenses (d) (e) (f)	Net investment income (loss) (d) (f)	Portfolio turnover rate (g)

$11.95	25.31%	$263.6	1.11%	2.10%	1.47%	1.74%	7%
9.70	(31.38)	159.9	1.12	2.07	1.46	1.73	13
14.49	2.28	164.9	1.14	1.91	1.47	1.58	7
14.91	8.02	51.2	1.15	2.56	1.46	2.25	22

11.91	24.33	20.4	1.81	1.40	2.16	1.05	7
9.69	(31.78)	13.0	1.82	1.37	2.16	1.03	13
14.45	1.58	13.4	1.84	1.15	2.17	0.82	7
14.89	7.64	5.1	1.85	1.78	2.16	1.47	22

11.94	25.26	238.7	1.11	2.06	1.47	1.70	7
9.69	(31.34)	196.0	1.12	1.97	1.46	1.63	13
14.45	2.19	306.2	1.14	1.68	1.47	1.35	7
14.86	14.69	292.9	1.15	1.63	1.48	1.30	22
13.32	7.11	192.3	1.21	1.32	1.57	0.96	24

11.89	24.69	58.7	1.51	1.66	1.87	1.30	7
9.66	(31.62)	49.3	1.52	1.57	1.86	1.23	13
14.39	1.86	76.7	1.54	1.28	1.87	0.95	7
14.79	14.27	73.5	1.55	1.22	1.88	0.89	22
13.26	6.72	52.7	1.61	0.91	1.97	0.55	24

11.99	25.55	92.1	0.86	2.34	1.22	1.98	7
9.73	(31.16)	62.2	0.87	2.25	1.21	1.91	13
14.52	2.46	86.3	0.89	1.98	1.22	1.65	7
14.93	14.87	64.1	0.90	1.92	1.23	1.59	22
13.39	7.57	36.1	0.90	1.63	1.26	1.27	24

11.88	24.77	13.9	1.43	1.77	1.79	1.41	7
9.66	(31.55)	8.2	1.44	1.75	1.78	1.41	13
14.42	1.90	8.3	1.46	1.49	1.79	1.16	7
14.85	14.31	4.7	1.47	1.36	1.80	1.03	22
13.33	6.81	2.5	1.53	1.12	1.88	0.77	24

11.94	25.09	14.8	1.23	1.96	1.59	1.60	7
9.69	(31.43)	10.3	1.24	1.90	1.58	1.56	13
14.46	2.11	11.8	1.26	1.76	1.59	1.43	7
14.89	14.51	4.9	1.27	1.66	1.60	1.33	22
13.37	7.06	1.3	1.33	1.21	1.68	0.86	24

11.98	25.67	2.2	0.93	2.30	1.29	1.94	7
9.71	(31.15)	1.2	0.94	2.29	1.28	1.95	13
14.49	2.40	1.2	0.96	1.91	1.29	1.58	7
14.90	14.79	1.0	0.97	1.93	1.30	1.60	22
13.37	7.25	0.4	1.03	1.51	1.39	1.15	24

(g)	Amount represents the portfolio turnover rate of the Master Portfolio.

(h)	For all the data, except for the portfolio turnover rate which is for the entire year, the period is from commencement of investment operations April 27, 2006.

See accompanying notes to financial statements.	199

STATE FARM MUTUAL FUND TRUST LIFEPATH 2040 FUND

(For a share outstanding throughout each period)

		Income from investment operations			Less distributions
	Net asset value, beginning of period	Net investment income (loss) (a) (b)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income	Net realized gain	Total distributions
Class A Shares
Year ended 12/31/2009	$9.62	$0.20	$2.45	$2.65	$(0.19)	$—	$(0.19)
Year ended 12/31/2008	15.28	0.22	(5.67)	(5.45)	(0.19)	(0.02)	(0.21)
Year ended 12/31/2007	15.82	0.26	(0.01)	0.25	(0.19)	(0.60)	(0.79)
Period ended 12/31/2006 (h)	14.97	0.24	1.03	1.27	(0.19)	(0.23)	(0.42)
Class B Shares
Year ended 12/31/2009	9.60	0.13	2.43	2.56	(0.12)	—	(0.12)
Year ended 12/31/2008	15.24	0.13	(5.64)	(5.51)	(0.11)	(0.02)	(0.13)
Year ended 12/31/2007	15.81	0.13	0.01	0.14	(0.11)	(0.60)	(0.71)
Period ended 12/31/2006 (h)	14.97	0.17	1.06	1.23	(0.16)	(0.23)	(0.39)
Legacy Class A Shares
Year ended 12/31/2009	9.62	0.19	2.46	2.65	(0.18)	—	(0.18)
Year ended 12/31/2008	15.27	0.21	(5.67)	(5.46)	(0.17)	(0.02)	(0.19)
Year ended 12/31/2007	15.78	0.21	0.05	0.26	(0.17)	(0.60)	(0.77)
Year ended 12/31/2006	13.87	0.19	2.10	2.29	(0.15)	(0.23)	(0.38)
Year ended 12/31/2005	13.12	0.14	0.88	1.02	(0.11)	(0.16)	(0.27)
Legacy Class B Shares
Year ended 12/31/2009	9.61	0.15	2.45	2.60	(0.14)	—	(0.14)
Year ended 12/31/2008	15.23	0.16	(5.64)	(5.48)	(0.12)	(0.02)	(0.14)
Year ended 12/31/2007	15.74	0.15	0.04	0.19	(0.10)	(0.60)	(0.70)
Year ended 12/31/2006	13.84	0.13	2.09	2.22	(0.09)	(0.23)	(0.32)
Year ended 12/31/2005	13.09	0.08	0.90	0.98	(0.07)	(0.16)	(0.23)
Institutional Shares
Year ended 12/31/2009	9.66	0.23	2.47	2.70	(0.21)	—	(0.21)
Year ended 12/31/2008	15.34	0.25	(5.70)	(5.45)	(0.21)	(0.02)	(0.23)
Year ended 12/31/2007	15.85	0.26	0.04	0.30	(0.21)	(0.60)	(0.81)
Year ended 12/31/2006	13.94	0.24	2.08	2.32	(0.18)	(0.23)	(0.41)
Year ended 12/31/2005	13.16	0.18	0.90	1.08	(0.14)	(0.16)	(0.30)
Class R-1 Shares
Year ended 12/31/2009	9.59	0.16	2.42	2.58	(0.15)	—	(0.15)
Year ended 12/31/2008	15.22	0.18	(5.64)	(5.46)	(0.15)	(0.02)	(0.17)
Year ended 12/31/2007	15.75	0.18	0.03	0.21	(0.14)	(0.60)	(0.74)
Year ended 12/31/2006	13.87	0.16	2.07	2.23	(0.12)	(0.23)	(0.35)
Year ended 12/31/2005	13.15	0.12	0.86	0.98	(0.10)	(0.16)	(0.26)
Class R-2 Shares
Year ended 12/31/2009	9.62	0.19	2.45	2.64	(0.18)	—	(0.18)
Year ended 12/31/2008	15.28	0.21	(5.68)	(5.47)	(0.17)	(0.02)	(0.19)
Year ended 12/31/2007	15.81	0.22	0.02	0.24	(0.17)	(0.60)	(0.77)
Year ended 12/31/2006	13.92	0.21	2.06	2.27	(0.15)	(0.23)	(0.38)
Year ended 12/31/2005	13.16	0.12	0.89	1.01	(0.09)	(0.16)	(0.25)
Class R-3 Shares
Year ended 12/31/2009	9.64	0.23	2.58	2.81	(0.20)	—	(0.20)
Year ended 12/31/2008	15.32	0.25	(5.70)	(5.45)	(0.21)	(0.02)	(0.23)
Year ended 12/31/2007	15.83	0.27	0.03	0.30	(0.21)	(0.60)	(0.81)
Year ended 12/31/2006	13.93	0.23	2.08	2.31	(0.18)	(0.23)	(0.41)
Year ended 12/31/2005	13.16	0.16	0.89	1.05	(0.12)	(0.16)	(0.28)

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

(b)	Net amounts and ratios reflect the Fund’s proportionate share of income and expenses of the Master Portfolio; indirect proportionate share of the expenses of the Active Stock and CoreAlpha Bond Master Portfolios; and applicable Expense Reduction Agreements described in Note 2. Expense and income ratios for the Master Portfolio, assuming applicable expense reductions, were 0.18% and 2.82%, respectively, for the year ended December 31, 2009.

(c)	Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge for Class A, Class B, Legacy Class A and Legacy Class B shares. All other classes do not have a sales charge.

(d)	Determined on an annualized basis for periods that are less than a full year.

(e)	The expense ratios for the Institutional shares include the effect of the increased voluntary expense reduction threshold (where applicable) and increased shareholder services fees effective May 1, 2005.

(f)	Ratios reflect the Fund’s proportionate share of income and expenses of the Master Portfolio and indirect proportionate share of the expenses of the Active Stock and CoreAlpha Bond Master Portfolios; but do not reflect otherwise applicable Expense Reduction Agreements described in Note 2. Expense and income ratios for the Master Portfolio, excluding any otherwise applicable expense reductions, were 0.55% and 2.45%, respectively, for the year ended December 31, 2009.

200	See accompanying notes to financial statements.

		Ratios/supplemental data
			Average Net Asset ratios assuming expense reductions		Average Net Asset ratios absent expense reductions
Net asset value, end of period	Total return (c)	Net assets, end of period (millions)	Expenses (b) (d) (e)	Net investment income (loss) (b) (d)	Expenses (d) (e) (f)	Net investment income (loss) (d) (f)	Portfolio turnover rate (g)

$12.08	27.49%	$180.5	1.11%	1.92%	1.47%	1.56%	6%
9.62	(35.68)	112.0	1.13	1.74	1.47	1.40	14
15.28	1.57	122.9	1.15	1.58	1.48	1.25	8
15.82	8.47	34.6	1.16	2.36	1.47	2.05	29

12.04	26.66	20.7	1.81	1.22	2.17	0.86	6
9.60	(36.13)	12.9	1.83	1.05	2.17	0.71	14
15.24	0.85	13.7	1.85	0.81	2.18	0.48	8
15.81	8.18	4.8	1.86	1.64	2.17	1.33	29

12.09	27.55	170.8	1.11	1.88	1.48	1.51	6
9.62	(35.71)	133.4	1.13	1.64	1.47	1.30	14
15.27	1.60	216.5	1.14	1.29	1.48	0.95	8
15.78	16.46	199.9	1.16	1.28	1.50	0.94	29
13.87	7.71	116.9	1.21	1.04	1.62	0.63	38

12.07	27.03	43.8	1.51	1.47	1.88	1.10	6
9.61	(35.94)	35.1	1.53	1.25	1.87	0.91	14
15.23	1.20	55.5	1.54	0.89	1.88	0.55	8
15.74	16.01	51.8	1.56	0.87	1.90	0.53	29
13.84	7.41	34.1	1.61	0.63	2.02	0.22	38

12.15	27.92	98.9	0.86	2.17	1.22	1.81	6
9.66	(35.51)	62.9	0.88	1.94	1.22	1.60	14
15.34	1.87	84.4	0.89	1.61	1.23	1.27	8
15.85	16.64	58.5	0.91	1.60	1.25	1.26	29
13.94	8.15	25.5	0.90	1.34	1.31	0.93	38

12.02	26.90	11.7	1.43	1.57	1.79	1.21	6
9.59	(35.88)	7.4	1.45	1.40	1.79	1.06	14
15.22	1.28	8.3	1.46	1.07	1.80	0.73	8
15.75	16.05	4.9	1.48	1.04	1.82	0.70	29
13.87	7.43	2.1	1.52	0.90	1.94	0.48	38

12.08	27.43	13.5	1.23	1.84	1.59	1.48	6
9.62	(35.76)	8.5	1.25	1.62	1.59	1.28	14
15.28	1.48	9.6	1.27	1.32	1.60	0.99	8
15.81	16.30	5.1	1.28	1.35	1.61	1.02	29
13.92	7.65	1.6	1.33	0.88	1.74	0.47	38

12.25	29.18	1.9	0.92	2.14	1.29	1.77	6
9.64	(35.57)	0.9	0.95	1.94	1.30	1.59	14
15.32	1.79	0.9	0.97	1.65	1.30	1.32	8
15.83	16.53 (i)	0.5	0.98	1.55	1.32	1.21	29
13.93	7.96	0.2	1.03	1.20	1.44	0.79	38

(g)	Amount represents the portfolio turnover rate of the Master Portfolio.

(h)	For all the data, except for the portfolio turnover rate which is for the entire year, the period is from commencement of investment operations April 27, 2006.

(i)	Based upon net asset value of $15.83 as of December 31, 2006 (as calculated for financial reporting purposes, taking into account transactions that occurred on December 29, 2006). For shareholder purchases and redemptions on December 29, 2006, the net asset value was $15.84, which caused the total return for the year ended December 31, 2006 to be equivalent to 16.60%.

See accompanying notes to financial statements.	201

STATE FARM MUTUAL FUND TRUST LIFEPATH 2050 FUND

(For a share outstanding throughout each period)

		Income from investment operations			Less distributions
	Net asset value, beginning of period	Net investment income (loss) (a) (b)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income	Net realized gain	Total distributions
Class A Shares
Year ended 12/31/2009	$6.88	$0.14	$1.94	$2.08	$(0.11)	$(0.23)	$(0.34)
Period ended 12/31/2008 (g)	10.00	0.17	(3.20)	(3.03)	(0.06)	(0.03)	(0.09)
Class R-1 Shares
Year ended 12/31/2009	6.90	0.11	1.95	2.06	(0.09)	(0.23)	(0.32)
Period ended 12/31/2008 (g)	10.00	0.11	(3.15)	(3.04)	(0.03)	(0.03)	(0.06)
Class R-2 Shares
Year ended 12/31/2009	6.90	0.12	1.96	2.08	(0.10)	(0.23)	(0.33)
Period ended 12/31/2008 (g)	10.00	0.13	(3.16)	(3.03)	(0.04)	(0.03)	(0.07)

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

(b)	Net amounts and ratios reflect the Fund’s proportionate share of income and expenses of the Master Portfolio; indirect proportionate share of the expenses of the Active Stock and CoreAlpha Bond Master Portfolios; and applicable Expense Reduction Agreements described in Note 2. Expense and income ratios for the Master Portfolio, assuming applicable expense reductions, were 0.16% and 2.84%, respectively, for the year ended December 31, 2009.

(c)	Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge for Class A shares. All other classes do not have a sales charge.

(d)	Determined on an annualized basis for periods that are less than a full year.

(e)	Ratios reflect the Fund’s proportionate share of income and expenses of the Master Portfolio and indirect proportionate share of the expenses of the Active Stock and CoreAlpha Bond Master Portfolios; but do not reflect otherwise applicable Expense Reduction Agreements described in Note 2. Expense and income ratios for the Master Portfolio, excluding any otherwise applicable expense reductions, were 0.59% and 2.41%, respectively, for the year ended December 31, 2009.

(f)	Amount represents the portfolio turnover rate of the Master Portfolio and rounds to less than 1% for 2008.

(g)	For all the data, except for the portfolio turnover rate which is the period from the commencement of investment operations June 30, 2008 for the LifePath 2050 Master Portfolio, the period is from commencement of investment operations July 10, 2008.

202	See accompanying notes to financial statements.

		Ratios/supplemental data
			Average Net Asset ratios assuming expense reductions		Average Net Asset ratios absent expense reductions
Net asset value, end of period	Total return (c)	Net assets, end of period (millions)	Expenses (b) (d)	Net investment income (loss) (b) (d)	Expenses (d) (e)	Net investment income (loss) (d) (e)	Portfolio turnover rate (f)

$8.62	30.25%	$20.8	1.11%	1.87%	2.04%	0.94%	12%
6.88	(30.38)	5.0	1.13	2.48	3.45	0.16	0

8.64	29.76	1.3	1.43	1.42	2.37	0.48	12
6.90	(30.40)	0.7	1.45	1.33	3.77	0.99	0

8.65	30.08	1.0	1.23	1.65	2.18	0.70	12
6.90	(30.34)	0.7	1.25	1.49	3.58	0.84	0

See accompanying notes to financial statements.	203

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders

State Farm Mutual Fund Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments (except for the Feeder Funds – State Farm S&P 500 Index Fund, State Farm LifePath Income Fund, State Farm LifePath 2020 Fund, State Farm LifePath 2030 Fund, State Farm LifePath 2040 Fund, and State Farm LifePath 2050 Fund, for which the schedules of investments are not included) of the State Farm Equity Fund, State Farm Small/Mid Cap Equity Fund, State Farm International Equity Fund, State Farm S&P 500 Index Fund, State Farm Small Cap Index Fund, State Farm International Index Fund, State Farm Equity and Bond Fund, State Farm Bond Fund, State Farm Tax Advantaged Bond Fund, State Farm Money Market Fund, State Farm LifePath Income Fund, State Farm LifePath 2020 Fund, State Farm LifePath 2030 Fund, State Farm LifePath 2040 Fund, and State Farm LifePath 2050 Fund (the “Funds”), comprising the State Farm Mutual Fund Trust, as of December 31, 2009, and the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds at December 31, 2009, and the results of their operations, the changes in their net assets, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

February 26, 2010

Management Information – State Farm Mutual Fund Trust (unaudited)

I. Information about Non-Interested (Independent) Trustees of State Farm Mutual Fund Trust

Name, Address, and Age	Position(s) Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Thomas M. Mengler One State Farm Plaza Bloomington, Illinois 61710 Age 56	Trustee	Began service in 2000 and serves until successor is elected or appointed.	DEAN and PROFESSOR OF LAW – University of St. Thomas School of Law; TRUSTEE – State Farm Variable Product Trust, State Farm Associates’ Funds Trust.	28	None
James A. Shirk One State Farm Plaza Bloomington, Illinois 61710 Age 65	Trustee	Began service in 2000 and serves until successor is elected or appointed.	DIRECTOR and PRESIDENT – Beer Nuts, Inc. (manufacturer of snack foods); TRUSTEE – State Farm Variable Product Trust, State Farm Associates’ Funds Trust.	28	None
Victor J. Boschini One State Farm Plaza Bloomington, Illinois 61710 Age 53	Trustee	Began service in 2000 and serves until successor is elected or appointed.	CHANCELLOR – Texas Christian University; TRUSTEE – State Farm Variable Product Trust, State Farm Associates’ Funds Trust.	28	None
David L. Vance One State Farm Plaza Bloomington, Illinois 61710 Age 57	Trustee	Began service in 2000 and serves until successor is elected or appointed.	CONSULTANT/PRESIDENT (since 2/2007) – Manage Learning LLC (consults with organizations on learning strategy, governance, measurement, and evaluation); PRESIDENT (1/2000-1/2007) – Caterpillar University; CHIEF ECONOMIST AND MANAGER of the Business Intelligence Group (1/1994 – 1/2007) – Caterpillar, Inc. (manufacturer of heavy equipment and earth-moving machinery); TRUSTEE – State Farm Variable Product Trust, State Farm Associates’ Funds Trust.	28	None
Donald A. Altorfer One State Farm Plaza Bloomington, Illinois 61710 Age 66	Trustee	Began service in 2000 and serves until successor is elected or appointed.	CHAIRMAN – Altorfer, Inc. (dealer in heavy machinery and equipment); TRUSTEE –State Farm Variable Product Trust, State Farm Associates’ Funds Trust.	28	None
Alan R. Latshaw One State Farm Plaza Bloomington, Illinois 61710 Age 58	Trustee	Began service in 2005 and serves until successor is elected or appointed.	RETIRED TRUSTEE – (since 7/2005) State Farm Variable Product Trust, State Farm Associates’ Funds Trust.	28	TRUSTEE – MainStay Funds (65 portfolios) TRUSTEE – (10/2005 – 8/2007) Utopia Funds (4 portfolios)
Anita M. Nagler One State Farm Plaza Bloomington, Illinois 61710 Age 53	Trustee	Began service in 2006 and serves until successor is elected or appointed.	PRIVATE INVESTOR; CHIEF EXECUTIVE OFFICER and CHAIRMAN (until 2005) – Harris Alternatives, L.L.C. (investment adviser to funds of hedge funds); TRUSTEE (since 12/2006) – State Farm Variable Product Trust, State Farm Associates’ Funds Trust.	28	None

Management Information – State Farm Mutual Fund Trust (unaudited)

II. Information about Interested Trustees/Officers of State Farm Mutual Fund Trust

Name, Address, and Age	Position(s) Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Edward B. Rust, Jr.* One State Farm Plaza Bloomington, Illinois 61710 Age 59	Trustee and President	Began service in 2000 and serves until successor is elected or appointed.	CHAIRMAN OF THE BOARD, CHIEF EXECUTIVE OFFICER, PRESIDENT (since 1/2007) and DIRECTOR – State Farm Mutual Automobile Insurance Company; PRESIDENT and DIRECTOR – State Farm VP Management Corp., State Farm Investment Management Corp.; PRESIDENT and TRUSTEE – State Farm Variable Product Trust, State Farm Associates’ Funds Trust.	28	DIRECTOR – McGraw-Hill Corporation (publishing company); DIRECTOR – Caterpillar, Inc.; DIRECTOR – Helmerich & Payne, Inc. (energy exploration and production company)
Michael L. Tipsord* One State Farm Plaza Bloomington, Illinois 61710 Age 50	Trustee, Senior Vice President and Treasurer	Began service in 2002 and serves until successor is elected or appointed.	VICE CHAIRMAN (since 1/2005), CHIEF FINANCIAL OFFICER, TREASURER (7/2001-6/2009), and SENIOR VICE PRESIDENT (9/2002-1/2005) – State Farm Mutual Automobile Insurance Company; DIRECTOR, SENIOR VICE PRESIDENT and TREASURER – State Farm Investment Management Corp., State Farm VP Management Corp.; TRUSTEE, SENIOR VICE PRESIDENT and TREASURER – State Farm Variable Product Trust, State Farm Associates’ Funds Trust.	28	DIRECTORS – Navigant Consulting, Inc. (international consulting firm)

*	Messrs. Rust and Tipsord are “interested” Trustees as defined by the Investment Company Act of 1940 because each is (i) an Officer of State Farm Mutual Fund Trust (the “Trust”), (ii) a Director of State Farm Investment Management Corp., the Trust’s investment adviser, (iii) a Director of State Farm VP Management Corp., the Trust’s distributor, (iv) an Officer of State Farm Investment Management Corp., and (v) an Officer of State Farm VP Management Corp.

Management Information – State Farm Mutual Fund Trust (unaudited)

III. Information about Officers of State Farm Mutual Fund Trust

Name, Address, and Age	Position(s) Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 years
Susan D. Waring One State Farm Plaza Bloomington, Illinois 61710 Age 60	Vice President	Began service in 2000 and serves until removed.	EXECUTIVE VICE PRESIDENT (since 2004), SENIOR VICE PRESIDENT (2001-2004) and CHIEF ADMINISTRATIVE OFFICER – State Farm Life Insurance Company; SENIOR VICE PRESIDENT and DIRECTOR – State Farm VP Management Corp.; SENIOR VICE PRESIDENT and DIRECTOR (since 2007) – State Farm Investment Management Corp.; VICE PRESIDENT – State Farm Variable Product Trust, State Farm Associates’ Funds Trust.
Donald E. Heltner One State Farm Plaza Bloomington, Illinois 61710 Age 62	Vice President	Began service in 2000 and serves until removed.	VICE PRESIDENT – FIXED INCOME – State Farm Mutual Automobile Insurance Company; VICE PRESIDENT – State Farm Investment Management Corp., State Farm Variable Product Trust, State Farm Associates’ Funds Trust.
John S. Concklin One State Farm Plaza Bloomington, Illinois 61710 Age 63	Vice President	Began service in 2000 and serves until removed.	VICE PRESIDENT – COMMON STOCKS – State Farm Mutual Automobile Insurance Company; VICE PRESIDENT – State Farm Investment Management Corp., VICE PRESIDENT – State Farm Variable Product Trust, State Farm Associates’ Funds Trust.
Colleen R. Van Dyke Three State Farm Plaza Bloomington, IL 61791 Age 43	Vice President	Began service in 2008 and serves until removed.	VICE PRESIDENT – SECURITIES PRODUCTS (since 5/2008), VICE PRESIDENT – CONTINUOUS RENEWAL GROUP (10/2005 – 5/2008), VICE PRESIDENT – AGENCY (1/2004 – 10/2005) – State Farm Mutual Automobile Insurance Company; VICE PRESIDENT (since 5/2008) – State Farm Investment Management Corp., State Farm VP Management Corp., State Farm Variable Product Trust, State Farm Associates’ Funds Trust.
Kurt T. Oleson Three State Farm Plaza Bloomington, Illinois 61791 Age 48	Vice President and Secretary	Began service in March 2009 and serves until removed.	ASSISTANT VICE PRESIDENT – SECURITIES PRODUCTS (since 1/2009), ASSISTANT VICE PRESIDENT – AUDITING (9/2006 – 1/2009); DIRECTOR – AUDITING (9/2005 – 9/2006); DIRECTOR – AGENCY (9/2004 – 9/2005) – State Farm Mutual Automobile Insurance Company; VICE PRESIDENT – FINANCIAL AND SECRETARY (since 3/2009) – State Farm Investment Management Corp., State Farm VP Management Corp.; VICE PRESIDENT AND SECRETARY (since 3/2009) – State Farm Variable Product Trust, State Farm Associates’ Funds Trust.
David R. Grizzle Three State Farm Plaza Bloomington, Illinois 61791 Age 50	Chief Compliance Officer and Assistant Secretary- Treasurer	Began service as Assistant Secretary-Treasurer in 2001 and as Chief Compliance Officer in 2006 and serves until removed.	CHIEF COMPLIANCE OFFICER (since 5/2006) – State Farm Variable Product Trust, State Farm Associates’ Funds Trust; DIRECTOR – SECURITIES PRODUCTS – State Farm Mutual Automobile Insurance Company; ASSISTANT SECRETARY – TREASURER – State Farm Variable Product Trust, State Farm Associates’ Funds Trust; CHIEF COMPLIANCE OFFICER and ASSISTANT SECRETARY – TREASURER – State Farm Investment Management Corp.; ASSISTANT SECRETARY – TREASURER – State Farm VP Management Corp.

The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees of the Trust, and the SAI is available without charge upon request. Call toll-free 1-800-447-4930 to request a copy of the SAI.

MASTER INVESTMENT PORTFOLIO

Portfolio Information

As of December 31, 2009

LIFEPATH RETIREMENT MASTER PORTFOLIO

Portfolio Composition	Percent of Long-Term Investments

Domestic Fixed Income	61%
Domestic Equity	27
Foreign Equity	12

LIFEPATH 2020 MASTER PORTFOLIO

Portfolio Composition	Percent of Long-Term Investments

Domestic Equity	41%
Domestic Fixed Income	40
Foreign Equity	19

LIFEPATH 2030 MASTER PORTFOLIO

Portfolio Composition	Percent of Long-Term Investments

Domestic Equity	51%
Foreign Equity	25
Domestic Fixed Income	24

LIFEPATH 2040 MASTER PORTFOLIO

Portfolio Composition	Percent of Long-Term Investments

Domestic Equity	59%
Foreign Equity	29
Domestic Fixed Income	12

LIFEPATH 2050 MASTER PORTFOLIO

Portfolio Composition	Percent of Long-Term Investments

Domestic Equity	65%
Foreign Equity	34
Domestic Fixed Income	1

ACTIVE STOCK MASTER PORTFOLIO

Sector Allocation	Percent of Long-Term Investments

Information Technology	22%
Health Care	15
Financials	13
Consumer Staples	11
Energy	11
Consumer Discretionary	10
Industrials	8
Materials	5
Utilities	3
Telecommunication Services	2

ACTIVE STOCK MASTER PORTFOLIO

Ten Largest Holdings	Percent of Long-Term Investments

Exxon Mobil Corp.	4%
Microsoft Corp.	3
Apple, Inc.	3
JPMorgan Chase & Co.	3
Google, Inc. Class A	3
Hewlett-Packard Co.	2
Procter & Gamble Co.	2
Intel Corp.	2
Goldman Sachs Group, Inc.	2
General Electric Co.	2

COREALPHA BOND MASTER PORTFOLIO

Portfolio Composition	Percent of Long-Term Investments

U.S. Government Sponsored Agency Securities	41%
Corporate Bonds	33
Asset-Backed Securities	10
Non-Agency Mortgage-Backed Securities	7
U.S. Treasury Obligations	6
Foreign Agency Obligations	2
Capital Trusts	1

COREALPHA BOND MASTER PORTFOLIO

Credit Quality Allocation[1]	Percent of Long-Term Investments

AAA/Aaa[2]	60%
AA/Aa	5
A/A	13
BBB/Baa	18
BB/Ba	3
B/B	1
CCC/Caa	0
NR	0

[1]	Using the higher of Standard & Poor’s or Moody’s Investors Service.
[2]	Includes U.S. Government Sponsored Agency Securities which are deemed AAA/Aaa by the investment advisor.

208

MASTER INVESTMENT PORTFOLIO

Portfolio Information (continued)

As of December 31, 2009

S&P 500 STOCK MASTER PORTFOLIO

Sector Allocation	Percent of Long-Term Investments

Information Technology	20%
Financials	14
Health Care	13
Energy	11
Consumer Staples	11
Industrials	10
Consumer Discretionary	10
Utilities	4
Materials	4
Telecommunication Services	3

S&P 500 STOCK MASTER PORTFOLIO

Ten Largest Holdings	Percent of Long-Term Investments

Exxon Mobil Corp.	3%
Microsoft Corp.	2
Apple, Inc.	2
Johnson & Johnson	2
Procter & Gamble Co.	2
International Business Machines Corp.	2
AT&T, Inc.	2
JPMorgan Chase & Co.	2
General Electric Co.	2
Chevron Corp.	2

209

The Benefits and Risks of Leveraging

The CoreAlpha Bond Master Portfolio may utilize leverage to seek to enhance its yield. However, these objectives cannot be achieved in all interest rate environments.

The Master Portfolio may utilize leverage through borrowings, including dollar rolls. In general, the concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the income earned by the Master Portfolio on its longer-term portfolio investments. To the extent that the total assets of the Master Portfolio (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Master Portfolio’s investors will benefit from the incremental net income.

Furthermore, the value of the Master Portfolio’s investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. Changes in interest rates can influence the Master Portfolio’s NAV positively or negatively in addition to the impact on the Master Portfolio’s performance from leverage.

The use of leverage may enhance opportunities for increased income to the Master Portfolio, but as described above, it also creates risks as short- or long-term interest rates fluctuate. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Master Portfolio’s net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Master Portfolio’s net income will be less than if leverage had not been used. The Master Portfolio may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments which may cause the Master Portfolio to incur losses. The use of leverage may limit the Master Portfolio’s ability to invest in certain types of securities or use certain types of hedging strategies. The Master Portfolio will incur expenses in connection with the use of leverage, all of which are borne by Master Portfolio investors and may reduce income.

Derivative Financial Instruments

The Active Stock, CoreAlpha Bond and S&P 500 Stock Master Portfolios may invest in various derivative instruments, including financial futures contracts and swaps, as specified in Note 2 of the Notes to Financial Statements, which constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market, credit, interest rate and/or foreign currency exchange rate risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of the other party to the transaction or illiquidity of the derivative instrument. The Master Portfolios’ ability to successfully use a derivative instrument depends on the investment advisor’s ability to accurately predict pertinent market movements, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require the Master Portfolios to sell or purchase portfolio securities at inopportune times or distressed values, may limit the amount of appreciation the Master Portfolios can realize on an investment or may cause the Master Portfolios to hold a security that it might otherwise sell. The Master Portfolios’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

LIFEPATH RETIREMENT MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS

December 31, 2009

	Shares	Value

AFFILIATED INVESTMENT COMPANIES

MASTER PORTFOLIOS (71.1%)
Active Stock Master Portfolio		$220,959,894
CoreAlpha Bond Master Portfolio		607,695,766

TOTAL MASTER PORTFOLIOS		828,655,660

EXCHANGE-TRADED FUNDS (28.4%)
iShares Barclays TIPS Bond Fund (a) (b)	1,018,001	105,770,304
iShares Cohen & Steers Realty Majors Index Fund (a) (b)	137,046	7,197,656
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund (a) (b)	431,794	12,487,482
iShares MSCI Canada Index Fund (a) (b)	352,758	9,288,118
iShares MSCI EAFE Index Fund (a) (b)	1,402,649	77,566,490
iShares MSCI EAFE Small Cap Index Fund (a) (b)	273,404	9,790,597
iShares MSCI Emerging Markets Index Fund (a) (b)	680,505	28,240,958
iShares S&P MidCap 400 Index Fund (a) (b)	776,111	56,198,198
iShares S&P SmallCap 600 Index Fund (a) (b)	452,660	24,769,555

TOTAL EXCHANGE-TRADED FUNDS
(Cost: $300,513,414*)		331,309,358

MONEY MARKET FUNDS (8.8%)
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.19% (b) (c) (d)	88,781,172	88,781,172
BlackRock Cash Funds: Prime, SL Agency Shares, 0.17% (b) (c) (d)	13,810,279	13,810,279

TOTAL MONEY MARKET FUNDS
(Cost: $102,591,451*)		102,591,451

TOTAL AFFILIATED INVESTMENT COMPANIES (108.3%)		1,262,556,469

LIABILITIES IN EXCESS OF OTHER ASSETS (-8.3%)		(97,249,629)

NET ASSETS (100.0%)		$1,165,306,840

*	The cost and unrealized appreciation (depreciation) of investments (excluding investments in the underlying Master Portfolios) as of December 31, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$411,517,353

Gross unrealized appreciation	$22,383,456
Gross unrealized depreciation	—

Net unrealized appreciation	$22,383,456

(a)	All or a portion of this security is on loan.
(b)	Investments in companies considered to be an affiliate of the Master Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940 (excluding investments in the underlying Master Portfolios), were as follows:

Affiliate	Purchase Cost	Sales Cost	Realized Loss	Income

BlackRock Cash Funds: Institutional	$65,879,695[1]	$—	$—	$70,433

BlackRock Cash Funds: Prime	10,883,645[1]	—	—	10,716

iShares Barclays TIPS Bond Fund	83,329,796	3,434,363	(174,131)	1,129,163

iShares Cohen & Steers Realty Majors Index Fund	2,838,470	1,180,528	(523,780)	126,926

iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	9,734,721	1,639,922	(499,261)	609,177

iShares MSCI Canada Index Fund	7,450,640	485,913	(184,229)	93,599

iShares MSCI EAFE Index Fund	51,368,814	11,740,271	(3,962,559)	1,047,344

iShares MSCI EAFE Small Cap Index Fund	7,848,338	1,154,804	(359,913)	151,439

iShares MSCI Emerging Markets Index Fund	19,395,431	2,685,175	(1,107,869)	269,511

iShares S&P MidCap 400 Index Fund	39,449,673	7,246,901	(1,277,365)	396,611

iShares S&P SmallCap 600 Index Fund	18,557,707	4,691,827	(903,318)	135,035

[1]	Represents net activity.

(c)	Represents the seven-day yield as of report date.
(d)	All or a portion of this security was purchased with the cash collateral from securities loaned.

Fair Value Measurements – Various inputs are used in determining the fair value of investments, which are as follows:

Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments)

See accompanying notes to financial statements.	211

LIFEPATH RETIREMENT MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2009

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Master Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of December 31, 2009 in determining the fair valuation of the Master Portfolio’s investments:

Valuation Inputs	Investments in Securities
Assets

Level 1

Exchange-Traded Funds	$331,309,358

Money Market Funds	102,591,451

Total Level 1	433,900,809

Level 2 – Master Portfolios	828,655,660

Level 3	—

Total	$1,262,556,469

212	See accompanying notes to financial statements.

LIFEPATH 2020 MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS

December 31, 2009

	Shares	Value

AFFILIATED INVESTMENT COMPANIES

MASTER PORTFOLIOS (64.4%)
Active Stock Master Portfolio	47,912,256	$543,484,878
CoreAlpha Bond Master Portfolio	47,111,341	602,515,320

TOTAL MASTER PORTFOLIOS		1,146,000,198

EXCHANGE-TRADED FUNDS (35.4%)
iShares Barclays TIPS Bond Fund (a) (b)	966,860	100,456,754
iShares Cohen & Steers Realty Majors Index Fund (a) (b)	601,886	31,611,053
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund (a) (b)	1,834,145	53,043,473
iShares MSCI Canada Index Fund (a) (b)	815,491	21,471,878
iShares MSCI EAFE Index Fund (a) (b)	3,290,386	181,958,346
iShares MSCI EAFE Small Cap Index Fund (b)	613,941	21,985,227
iShares MSCI Emerging Markets Index Fund (a) (b)	1,608,611	66,757,357
iShares S&P MidCap 400 Index Fund (a) (b)	1,446,958	104,774,229
iShares S&P SmallCap 600 Index Fund (a) (b)	860,207	47,070,527

TOTAL EXCHANGE-TRADED FUNDS
(Cost: $587,501,524*)		629,128,844

MONEY MARKET FUNDS (14.7%)
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.19% (b) (c) (d)	226,175,226	226,175,226
BlackRock Cash Funds: Prime, SL Agency Shares, 0.17% (b) (c) (d)	35,603,666	35,603,666

TOTAL MONEY MARKET FUNDS
(Cost: $261,778,892*)		261,778,892

TOTAL AFFILIATED INVESTMENT COMPANIES (114.5%)		2,036,907,934

LIABILITIES IN EXCESS OF OTHER ASSETS (-14.5%)		(257,235,113)

NET ASSETS (100.0%)		$1,779,672,821

*	The cost and unrealized appreciation (depreciation) of investments (excluding investments in the underlying Master Portfolios) as of December 31, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$873,573,528

Gross unrealized appreciation	$17,334,208
Gross unrealized depreciation	—

Net unrealized appreciation	$17,334,208

(a)	All or a portion of this security is on loan.
(b)	Investments in companies considered to be an affiliate of the Master Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940 (excluding investments in the underlying Master Portfolios), were as follows:

Affiliate	Purchase Cost	Sales Cost	Realized Loss	Income

BlackRock Cash Funds: Institutional	$136,325,573[1]	$—	$—	$298,672

BlackRock Cash Funds: Prime		1,681,954[1]	—	46,043

iShares Barclays TIPS Bond Fund	38,558,193	6,680,253	(523,844)	2,636,392

iShares Cohen & Steers Realty Majors Index Fund	5,742,361	5,175,821	(2,411,146)	1,225,027

iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	15,296,857	14,456,555	(4,409,871)	3,755,203

iShares MSCI Canada Index Fund	1,608,148	3,689,783	(1,479,214)	253,934

iShares MSCI EAFE Index Fund	27,598,717	64,998,071	(26,923,253)	4,496,561

iShares MSCI EAFE Small Cap Index Fund	1,031,238	5,082,138	(1,820,472)	494,116

iShares MSCI Emerging Markets Index Fund	9,909,874	16,655,090	(7,141,830)	880,396

iShares S&P MidCap 400 Index Fund	13,347,628	16,060,542	(5,075,462)	1,297,532

iShares S&P SmallCap 600 Index Fund	8,297,333	9,258,080	(2,592,866)	469,729

[1]	Represents net activity.
(c)	Represents the seven-day yield as of report date.
(d)	All or a portion of this security was purchased with the cash collateral from securities loaned.

Fair Value Measurements – Various inputs are used in determining the fair value of investments, which are as follows:

Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments)

See accompanying notes to financial statements.	213

LIFEPATH 2020 MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2009

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Master Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of December 31, 2009 in determining the fair valuation of the Master Portfolio’s investments:

Valuation Inputs	Investments in Securities
Assets

Level 1

Exchange-Traded Funds	$629,128,844

Money Market Funds	261,778,892

Total Level 1	890,907,736

Level 2 – Master Portfolios	1,146,000,198

Level 3	—

Total	$2,036,907,934

214	See accompanying notes to financial statements.

LIFEPATH 2030 MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS

December 31, 2009

	Shares	Value

AFFILIATED INVESTMENT COMPANIES

MASTER PORTFOLIOS (59.3%)
Active Stock Master Portfolio		$547,310,809
CoreAlpha Bond Master Portfolio		302,817,753

TOTAL MASTER PORTFOLIOS		850,128,562

EXCHANGE-TRADED FUNDS (40.4%)
iShares Barclays TIPS Bond Fund (a) (b)	432,362	44,922,413
iShares Cohen & Steers Realty Majors Index Fund (a) (b)	736,816	38,697,576
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund (a)	2,218,125	64,148,175
iShares MSCI Canada Index Fund (a) (b)	822,796	21,664,219
iShares MSCI EAFE Index Fund (a) (b)	3,306,532	182,851,219
iShares MSCI EAFE Small Cap Index Fund (a) (b)	615,291	22,033,571
iShares MSCI Emerging Markets Index Fund (a) (b)	1,614,028	66,982,162
iShares S&P MidCap 400 Index Fund (a) (b)	1,306,771	94,623,288
iShares S&P SmallCap 600 Index Fund (a) (b)	773,189	42,308,902

TOTAL EXCHANGE-TRADED FUNDS
(Cost: $544,573,429*)		578,231,525

MONEY MARKET FUNDS (17.5%)
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.19% (a) (c) (d)	217,065,536	217,065,536
BlackRock Cash Funds: Prime, SL Agency Shares, 0.17% (a) (c) (d)	34,450,272	34,450,272

TOTAL MONEY MARKET FUNDS
(Cost: $251,515,808*)		251,515,808

TOTAL AFFILIATED INVESTMENT COMPANIES (117.2%)		1,679,875,895

LIABILITIES IN EXCESS OF OTHER ASSETS (-17.2%)		(246,619,576)

NET ASSETS (100.0%)		$1,433,256,319

*	The cost and unrealized appreciation (depreciation) of investments (excluding investments in the underlying Master Portfolios) as of December 31, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$825,807,052

Gross unrealized appreciation	$3,940,281
Gross unrealized depreciation	—

Net unrealized appreciation	$3,940,281

(a)	Investments in companies considered to be an affiliate of the Master Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940 (excluding investments in the underlying Master Portfolios), were as follows:

Affiliate	Purchase Cost	Sales Cost	Realized Loss	Income

BlackRock Cash Funds: Institutional	$120,582,140[1]	$—	$—	$270,867

BlackRock Cash Funds: Prime	11,014,841[1]	—	—	41,898

iShares Barclays TIPS Bond Fund	18,456,792	4,130,789	(323,739)	1,216,021

iShares Cohen & Steers Realty Majors Index Fund	10,750,616	8,619,720	(4,394,114)	1,426,086

iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	22,626,694	14,121,574	(4,255,633)	4,419,635

iShares MSCI Canada Index Fund	2,889,873	3,420,264	(1,415,632)	254,162

iShares MSCI EAFE Index Fund	32,214,415	57,899,237	(25,107,319)	4,448,070

iShares MSCI EAFE Small Cap Index Fund	2,023,392	4,592,431	(2,094,773)	488,278

iShares MSCI Emerging Markets Index Fund	10,391,856	11,811,669	(5,584,932)	871,714

iShares S&P MidCap 400 Index Fund	12,477,114	11,633,880	(4,219,453)	1,165,713

iShares S&P SmallCap 600 Index Fund	6,540,151	7,163,441	(1,952,143)	419,769

[1]	Represents net activity.
(b)	All or a portion of this security is on loan.
(c)	Represents the seven-day yield as of report date.
(d)	All or a portion of this security was purchased with the cash collateral from securities loaned.

Fair Value Measurements – Various inputs are used in determining the fair value of investments, which are as follows:

Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

See accompanying notes to financial statements.	215

LIFEPATH 2030 MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2009

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Master Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of December 31, 2009 in determining the fair valuation of the Master Portfolio’s investments:

Valuation Inputs	Investments in Securities
Assets

Level 1

Exchange-Traded Funds	$578,231,525

Money Market Funds	251,515,808

Total Level 1	829,747,333

Level 2 – Master Portfolios	850,128,562

Level 3	—

Total	$1,679,875,895

216	See accompanying notes to financial statements.

LIFEPATH 2040 MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS

December 31, 2009

	Shares	Value

AFFILIATED INVESTMENT COMPANIES

MASTER PORTFOLIOS (55.3%)
Active Stock Master Portfolio		$506,743,898
CoreAlpha Bond Master Portfolio		120,538,275

TOTAL MASTER PORTFOLIOS		627,282,173

EXCHANGE-TRADED FUNDS (44.6%)
iShares Barclays TIPS Bond Fund (a) (b)	118,873	12,350,905
iShares Cohen & Steers Realty Majors Index Fund (a) (b)	739,619	38,844,790
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund (a) (b)	2,251,865	65,123,936
iShares MSCI Canada Index Fund (a) (b)	757,346	19,940,920
iShares MSCI EAFE Index Fund (a) (b)	3,044,063	168,336,684
iShares MSCI EAFE Small Cap Index Fund (a) (b)	558,635	20,004,719
iShares MSCI Emerging Markets Index Fund (a) (b)	1,492,236	61,927,794
iShares S&P MidCap 400 Index Fund (a) (b)	1,128,250	81,696,583
iShares S&P SmallCap 600 Index Fund (a) (b)	669,577	36,639,253

TOTAL EXCHANGE-TRADED FUNDS
(Cost: $487,371,354*)		504,865,584

MONEY MARKET FUNDS (20.4%)
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.19% (b) (c) (d)	199,984,725	199,984,725
BlackRock Cash Funds: Prime, SL Agency Shares, 0.17% (b) (c) (d)	31,755,867	31,755,867

TOTAL MONEY MARKET FUNDS
(Cost: $231,740,592*)		231,740,592

TOTAL AFFILIATED INVESTMENT COMPANIES (120.3%)		1,363,888,349

LIABILITIES IN EXCESS OF OTHER ASSETS (-20.3%)		(230,213,663)

NET ASSETS (100.0%)		$1,133,674,686

*	The cost and unrealized appreciation (depreciation) of investments (excluding investments in the underlying Master Portfolios) as of December 31, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$749,523,526

Gross unrealized appreciation	$—
Gross unrealized depreciation	(12,917,350)

Net unrealized depreciation	$(12,917,350)

(a)	All or a portion of this security is on loan.
(b)	Investments in companies considered to be an affiliate of the Master Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940 (excluding investments in the underlying Master Portfolios), were as follows:

Affiliate	Purchase Cost	Sales Cost	Realized Loss	Income

BlackRock Cash Funds: Institutional	$96,165,004[1]	$—	$—	$242,071

BlackRock Cash Funds: Prime	12,193,038[1]	—	—	37,542

iShares Barclays TIPS Bond Fund	5,540,651	1,827,599	(122,873)	352,964

iShares Cohen & Steers Realty Majors Index Fund	9,694,700	3,370,920	(1,899,829)	1,398,901

iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	21,666,608	6,558,161	(2,132,667)	4,351,151

iShares MSCI Canada Index Fund	3,289,658	3,217,128	(1,423,817)	229,477

iShares MSCI EAFE Index Fund	29,112,248	42,812,610	(19,632,404)	4,047,181

iShares MSCI EAFE Small Cap Index Fund	1,614,044	2,660,429	(1,159,663)	442,661

iShares MSCI Emerging Markets Index Fund	11,413,079	9,849,590	(4,614,107)	800,767

iShares S&P MidCap 400 Index Fund	12,288,308	8,076,310	(2,781,676)	995,838

iShares S&P SmallCap 600 Index Fund	5,920,427	5,294,758	(1,726,520)	361,746

[1]	Represents net activity.
(c)	Represents the seven-day yield as of report date.
(d)	All or a portion of this security was purchased with the cash collateral from securities loaned.

Fair Value Measurements – Various inputs are used in determining the fair value of investments, which are as follows:

Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs

See accompanying notes to financial statements.	217

LIFEPATH 2040 MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2009

other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Master Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of December 31, 2009 in determining the fair valuation of the Master Portfolio’s investments:

Valuation Inputs	Investments in Securities
Assets

Level 1

Exchange-Traded Funds	$504,865,584

Money Market Funds	231,740,592

Total Level 1	736,606,176

Level 2 – Master Portfolios	627,282,173

Level 3	—

Total	$1,363,888,349

218	See accompanying notes to financial statements.

LIFEPATH 2050 MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS

December 31, 2009

	Shares	Value

AFFILIATED INVESTMENT COMPANIES

MASTER PORTFOLIOS (50.7%)
Active Stock Master Portfolio		$19,953,635
CoreAlpha Bond Master Portfolio		392,996

TOTAL MASTER PORTFOLIOS		20,346,631

EXCHANGE-TRADED FUNDS (49.8%)
iShares Cohen & Steers Realty Majors Index Fund (a)	29,950	1,572,974
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund (a)	97,846	2,829,706
iShares MSCI Canada Index Fund (a) (b)	29,411	774,392
iShares MSCI EAFE Index Fund (a) (b)	122,044	6,749,033
iShares MSCI EAFE Small Cap Index Fund (a)	23,107	827,462
iShares MSCI Emerging Markets Index Fund (a) (b)	58,964	2,447,006
iShares S&P MidCap 400 Index Fund (a) (b)	45,948	3,327,095
iShares S&P SmallCap 600 Index Fund (a) (b)	26,860	1,469,779

TOTAL EXCHANGE-TRADED FUNDS
(Cost: $16,613,683*)		19,997,447

MONEY MARKET FUNDS (24.1%)
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.19% (a) (c) (d)	8,389,466	8,389,466
BlackRock Cash Funds: Prime, SL Agency Shares, 0.17% (a) (c) (d)	1,300,980	1,300,980

TOTAL MONEY MARKET FUNDS
(Cost: $9,690,446*)		9,690,446

TOTAL AFFILIATED INVESTMENT COMPANIES (124.6%)		50,034,524

LIABILITIES IN EXCESS OF OTHER ASSETS (-24.6%)		(9,870,079)

NET ASSETS (100.0%)		$40,164,445

*	The cost and unrealized appreciation (depreciation) of investments (excluding investments in the underlying Master Portfolios) as of December 31, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$27,023,702

Gross unrealized appreciation	$2,664,191
Gross unrealized depreciation	—

Net unrealized appreciation	$2,664,191

(a)	Investments in companies considered to be an affiliate of the Master Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940 (excluding investments in the underlying Master Portfolios), were as follows:

Affiliate	Purchase Cost	Sales Cost	Realized Loss	Income

BlackRock Cash Funds: Institutional	$7,897,580[1]	$—	$—	$4,650

BlackRock Cash Funds: Prime	1,220,479[1]	—	—	623

iShares Cohen & Steers Realty Majors Index Fund	1,104,917	114,941	(34,831)	34,100

iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	2,323,393	103,945	(33,591)	143,232

iShares MSCI Canada Index Fund	505,982	47,238	(22,482)	8,084

iShares MSCI EAFE Index Fund	4,954,703	933,441	(303,553)	111,739

iShares MSCI EAFE Small Cap Index Fund	562,004	44,692	(19,901)	13,842

iShares MSCI Emerging Markets Index Fund	1,663,768	232,315	(72,505)	25,751

iShares S&P MidCap 400 Index Fund	2,719,649	947,704	(150,446)	30,683

iShares S&P SmallCap 600 Index Fund	1,390,440	635,348	(64,113)	10,948

[1]	Represents net activity.
(b)	All or a portion of this security is on loan.
(c)	Represents the seven-day yield as of report date.
(d)	All or a portion of this security was purchased with the cash collateral from securities loaned.

Fair Value Measurements – Various inputs are used in determining the fair value of investments, which are as follows:

Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Master Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

See accompanying notes to financial statements.	219

LIFEPATH 2050 MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2009

The following table summarizes the inputs used as of December 31, 2009 in determining the fair valuation of the Master Portfolio’s investments:

Valuation Inputs	Investments in Securities
Assets

Level 1

Exchange-Traded Funds	$19,997,447

Money Market Funds	9,690,446

Total Level 1	29,687,893

Level 2 – Master Portfolios	20,346,631

Level 3	—

Total	$50,034,524

220	See accompanying notes to financial statements.

ACTIVE STOCK MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS

December 31, 2009

	Shares	Value

COMMON STOCKS

CONSUMER DISCRETIONARY (10.4%)

AUTO COMPONENTS (0.5%)
Autoliv, Inc. (a)	115,783	$5,020,351
The Goodyear Tire & Rubber Co. (a) (b)	206,222	2,907,730
Johnson Controls, Inc.	805	21,928
TRW Automotive Holdings Corp. (a) (b)	5,727	136,761
WABCO Holdings, Inc.	4,229	109,066

		8,195,836

AUTOMOBILES (0.3%)
Ford Motor Co. (b)	558,387	5,583,870
Thor Industries, Inc.	2,768	86,915

		5,670,785

DIVERSIFIED CONSUMER SERVICES (0.5%)
Apollo Group, Inc. Class A (a) (b)	65,229	3,951,573
Corinthian Colleges, Inc. (b)	32,622	449,205
ITT Educational Services, Inc. (a) (b)	38,197	3,665,384

		8,066,162

HOTELS, RESTAURANTS & LEISURE (1.7%)
Carnival Corp. (b)	79,842	2,530,193
Choice Hotels International, Inc. (a)	2,352	74,464
International Game Technology	2,808	52,706
Las Vegas Sands Corp. (a) (b)	2,383	35,602
Marriott International, Inc. Class A (a)	228	6,213
McDonald’s Corp.	353,736	22,087,276
Panera Bread Co. Class A (a) (b)	8,235	551,498
Penn National Gaming, Inc. (a) (b)	1,742	47,348
Royal Caribbean Cruises Ltd. (a) (b)	19,607	495,665
Starbucks Corp. (a) (b)	148,373	3,421,481
WMS Industries, Inc. (b)	394	15,760
Wendy’s/Arby’s Group, Inc.	331,204	1,553,347
Wyndham Worldwide Corp. (a)	32,393	653,367

		31,524,920

HOUSEHOLD DURABLES (0.6%)
Blyth, Inc.	1,291	43,532
Garmin Ltd. (a)	15,586	478,490
Jarden Corp.	31,161	963,186
KB Home (a)	30,450	416,556
Leggett & Platt, Inc. (a)	4,554	92,902
Lennar Corp. Class A	19,441	248,262
NVR, Inc. (b)	11,820	8,400,592
Pulte Homes, Inc. (b)	2,268	22,680
Tupperware Brands Corp.	1,882	87,645
Whirlpool Corp. (a)	219	17,665

		10,771,510

INTERNET & CATALOG RETAIL (0.4%)
Amazon.com, Inc. (b)	35,612	4,790,526

	Shares	Value

COMMON STOCKS (Cont.)

CONSUMER DISCRETIONARY (Cont.)

INTERNET & CATALOG RETAIL (Cont.)
Liberty Media Corp. – Interactive (b)	12,667	$137,311
NetFlix, Inc. (a) (b)	54,465	3,003,200

		7,931,037

LEISURE EQUIPMENT & PRODUCTS (0.0%)
Callaway Golf Co.	6,235	47,012
Hasbro, Inc. (a)	881	28,245

		75,257

MEDIA (1.9%)
CBS Corp. Class B (a)	305,991	4,299,173
Cablevision Systems Corp.	29,174	753,273
Central European Media Enterprises Ltd. (a) (b)	2,347	55,413
Comcast Corp. Class A (a)	571,173	9,629,977
DirecTV Class A (b)	73,854	2,463,031
DISH Network Corp.	4,212	87,483
Discovery Communications, Inc. (b)	5,910	181,260
Interactive Data Corp.	8,419	213,001
News Corp. Class A	240,941	3,298,482
Scholastic Corp. (a)	5,891	175,728
Scripps Networks Interactive, Inc. Class A	35,662	1,479,973
Time Warner Cable, Inc.	724	29,966
Time Warner, Inc.	354,270	10,323,428
Viacom, Inc. Class B (b)	27,992	832,202
The Walt Disney Co.	26,546	856,108
The Washington Post Co. Class B (a)	431	189,468

		34,867,966

MULTILINE RETAIL (1.5%)
Big Lots, Inc. (b)	55,278	1,601,956
Dollar Tree, Inc. (b)	10,196	492,467
Family Dollar Stores, Inc. (a)	12,499	347,847
Macy’s, Inc.	3,126	52,392
Saks, Inc. (b)	848	5,563
Sears Holdings Corp. (a) (b)	6,572	548,433
Wal-Mart Stores, Inc.	467,230	24,973,444

		28,022,102

SPECIALTY RETAIL (1.8%)
Aaron’s, Inc. (a)	31,263	866,923
Aeropostale, Inc. (b)	252,772	8,606,887
AutoNation, Inc. (a) (b)	5,659	108,370
Foot Locker, Inc. (a)	85,907	957,004
The Gap, Inc. (a)	837,204	17,539,424
Guess?, Inc.	1,764	74,617
Office Depot, Inc. (b)	4,939	31,856
Penske Auto Group, Inc. (a) (b)	69,654	1,057,348

See accompanying notes to financial statements.	221

ACTIVE STOCK MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2009

	Shares	Value

COMMON STOCKS (Cont.)

CONSUMER DISCRETIONARY (Cont.)

SPECIALTY RETAIL (Cont.)
Rent-A-Center, Inc. (a) (b)	74,759	$1,324,729
Ross Stores, Inc. (a)	2,928	125,055
Signet Jewelers Ltd. (b)	8,275	221,108
The TJX Cos., Inc.	16,801	614,076
Tiffany & Co.	515	22,145
Urban Outfitters, Inc. (a) (b)	32,728	1,145,153

		32,694,695

TEXTILES, APPAREL & LUXURY GOODS (1.2%)
Fossil, Inc. (b)	7,006	235,121
NIKE, Inc. Class B	326,133	21,547,607
Phillips-Van Heusen Corp.	12,464	507,036

		22,289,764

TOTAL CONSUMER DISCRETIONARY		190,110,034

CONSUMER STAPLES (10.0%)

BEVERAGES (2.3%)
Central European Distribution Corp. (b)	9,829	279,242
The Coca-Cola Co.	515,222	29,367,654
Coca-Cola Enterprises, Inc. (a)	490,905	10,407,186
Dr Pepper Snapple Group, Inc.	17,056	482,685
Hansen Natural Corp. (a) (b)	8,105	311,232
Pepsi Bottling Group, Inc.	24,354	913,275
PepsiCo, Inc.	2,839	172,611

		41,933,885

FOOD & STAPLES RETAILING (0.6%)
CVS Caremark Corp. (a)	95,497	3,075,958
Costco Wholesale Corp. (a)	41,507	2,455,969
The Kroger Co. (a)	215,900	4,432,427
Sysco Corp.	6,573	183,650
Walgreen Co.	3,144	115,448

		10,263,452

FOOD PRODUCTS (2.4%)
Archer Daniels Midland Co.	7,543	236,171
ConAgra Foods, Inc. (a)	103,908	2,395,079
Del Monte Foods Co.	7,504	85,095
Flowers Foods, Inc. (a)	490	11,642
General Mills, Inc. (a)	297,961	21,098,618
The Hershey Co.	66,796	2,390,629
The J.M. Smucker Co.	156,098	9,639,052
Kraft Foods, Inc. Class A (b)	144,047	3,915,198
Ralcorp Holdings, Inc. (a) (b)	12,965	774,140
Sara Lee Corp.	3,681	44,835
Tyson Foods, Inc. Class A (a)	249,546	3,061,930

		43,652,389

	Shares	Value

COMMON STOCKS (Cont.)

CONSUMER STAPLES (Cont.)

HOUSEHOLD PRODUCTS (3.0%)
Colgate-Palmolive Co.	213,626	$17,549,376
The Clorox Co.	227	13,847
The Procter & Gamble Co.	635,012	38,500,777

		56,064,000

PERSONAL PRODUCTS (0.6%)
Alberto-Culver Co. (a)	1,911	55,973
Avon Products, Inc.	1,363	42,935
Mead Johnson Nutrition Co.	247,023	10,794,905

		10,893,813

TOBACCO (1.1%)
Lorillard, Inc. (a)	190,175	15,257,740
Philip Morris International, Inc.	120,284	5,796,486

		21,054,226

TOTAL CONSUMER STAPLES		183,861,765

ENERGY (10.7%)

ENERGY EQUIPMENT & SERVICES (2.0%)
Diamond Offshore Drilling, Inc. (a)	39,689	3,906,191
Dresser-Rand Group, Inc. (a) (b)	196,927	6,224,863
Ensco International Plc	5,537	221,148
Exterran Holdings, Inc. (a) (b)	1,073	23,016
FMC Technologies, Inc. (b)	8,166	472,321
Halliburton Co. (a)	59,971	1,804,527
Helix Energy Solutions Group, Inc. (b)	3,076	36,143
National Oilwell Varco, Inc. (a)	138,062	6,087,154
Noble Corp. (a)	318,737	12,972,596
Oceaneering International, Inc. (b)	19,302	1,129,553
Rowan Cos., Inc. (b)	14,220	321,941
SEACOR Holdings, Inc. (a) (b)	1,594	121,543
Schlumberger Ltd.	3,616	235,365
Smith International, Inc.	1,688	45,863
Superior Energy Services, Inc. (a) (b)	95,945	2,330,504
Tidewater, Inc.	572	27,427
Weatherford International Ltd. (b)	66,298	1,187,397

		37,147,552

OIL, GAS & CONSUMABLE FUELS (8.7%)
Alpha Natural Resources, Inc. (b)	3,719	161,330
Anadarko Petroleum Corp.	34,598	2,159,607
Apache Corp.	6,176	637,178
Arch Coal, Inc.	638	14,196
CNX Gas Corp. (b)	11,750	346,860
CVR Energy, Inc. (b)	4,630	31,762
Chesapeake Energy Corp. (a)	1,621	41,951
Chevron Corp.	299,268	23,040,643
Concho Resources, Inc. (b)	243	10,911
ConocoPhillips	438,312	22,384,594

222	See accompanying notes to financial statements.

ACTIVE STOCK MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2009

	Shares	Value

COMMON STOCKS (Cont.)

ENERGY (Cont.)

OIL, GAS & CONSUMABLE FUELS (Cont.)
Denbury Resources, Inc. (a) (b)	1,399	$20,705
Devon Energy Corp.	4,171	306,569
EOG Resources, Inc.	473	46,023
Exxon Mobil Corp. (a)	1,045,961	71,324,081
Hess Corp.	794	48,037
Holly Corp.	1,768	45,314
Marathon Oil Corp. (a)	115,224	3,597,293
Newfield Exploration Co. (a) (b)	59,697	2,879,186
Patriot Coal Corp. (b)	20,118	311,024
Peabody Energy Corp.	457	20,661
Pioneer Natural Resources Co.	91,233	4,394,694
Plains Exploration & Production Co. (a) (b)	158	4,370
Range Resources Corp. (a)	17,104	852,634
Southwestern Energy Co. (a) (b)	210,286	10,135,785
Ultra Petroleum Corp. (a) (b)	107,056	5,337,812
Valero Energy Corp. (a)	79,008	1,323,384
The Williams Cos., Inc. (a)	232,951	4,910,607
XTO Energy, Inc.	103,003	4,792,730

		159,179,941

TOTAL ENERGY		196,327,493

FINANCIALS (12.3%)

CAPITAL MARKETS (3.2%)
Affiliated Managers Group, Inc. (b)	1,595	107,423
Ameriprise Financial, Inc.	171,819	6,670,013
Eaton Vance Corp.	1,036	31,505
Franklin Resources, Inc.	588	61,946
GLG Partners, Inc. (b)	18,863	60,739
The Goldman Sachs Group, Inc.	199,190	33,631,239
Greenhill & Co., Inc.	492	39,478
Invesco Ltd.	335,325	7,876,784
Legg Mason, Inc.	146,118	4,406,919
Morgan Stanley	1,846	54,642
State Street Corp.	33,613	1,463,510
TD Ameritrade Holding Corp. (b)	196,781	3,813,616
Waddell & Reed Financial, Inc. (a)	2,890	88,261

		58,306,075

COMMERCIAL BANKS (0.7%)
Associated Banc-Corp	32,421	356,955
BB&T Corp.	1,598	40,541
Bank of Hawaii Corp.	3,264	153,604
CapitalSource, Inc.	41,268	163,834
Comerica, Inc.	13,449	397,687
Commerce Bancshares, Inc.	2,349	90,953
Cullen/Frost Bankers, Inc. (a)	1,428	71,400
Huntington Bancshares, Inc.	230,152	840,055
KeyCorp	7,258	40,282

	Shares	Value

COMMON STOCKS (Cont.)

FINANCIALS (Cont.)

COMMERCIAL BANKS (Cont.)
M&T Bank Corp.	1,341	$89,699
Marshall & Ilsley Corp.	3,139	17,108
Regions Financial Corp.	103,720	548,679
SVB Financial Group (a) (b)	6,297	262,522
SunTrust Banks, Inc.	73,776	1,496,915
U.S. Bancorp	1,405	31,626
Wells Fargo & Co.	266,695	7,198,098
Whitney Holding Corp.	42,051	383,085
Zions BanCorp. (a)	117,633	1,509,231

		13,692,274

CONSUMER FINANCE (0.4%)
American Express Co.	50,124	2,031,025
Capital One Financial Corp.	1,205	46,200
Discover Financial Services (a)	343,751	5,056,577
SLM Corp. (b)	19,346	218,029
The Student Loan Corp.	147	6,846

		7,358,677

DIVERSIFIED FINANCIAL SERVICES (5.8%)
Bank of America Corp.	1,709,448	25,744,287
CME Group, Inc.	17,454	5,863,671
Citigroup, Inc.	8,846,726	29,282,663
IntercontinentalExchange, Inc. (b)	254	28,524
JPMorgan Chase & Co.	1,092,778	45,536,059
Moody’s Corp.	858	22,995
The NASDAQ OMX Group, Inc. (b)	41,503	822,590
NYSE Euronext (a)	2,861	72,383

		107,373,172

INSURANCE (1.6%)
Allied World Assurance Co. Holdings Ltd.	15,966	735,554
The Allstate Corp.	3,242	97,390
American International Group, Inc. (b)	1,209	36,246
Arch Capital Group Ltd. (b)	231	16,528
Aspen Insurance Holdings Ltd.	141,185	3,593,158
Assurant, Inc.	5,162	152,176
Axis Capital Holdings Ltd.	171,560	4,874,020
Berkshire Hathaway, Inc. Class A (b)	3	297,600
Berkshire Hathaway, Inc. Class B (b)	190	624,340
CNA Financial Corp. (a) (b)	2,414	57,936
Chubb Corp. (a)	17,365	854,011
Genworth Financial, Inc. Class A (b)	132,927	1,508,721
Hartford Financial Services Group, Inc.	166,759	3,878,814
Lincoln National Corp.	33,866	842,586
MBIA, Inc. (a) (b)	13,596	54,112
MetLife, Inc.	88,369	3,123,844
PartnerRe Ltd.	55,049	4,109,958
Protective Life Corp.	2,246	37,171

See accompanying notes to financial statements.	223

ACTIVE STOCK MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2009

	Shares	Value

COMMON STOCKS (Cont.)

FINANCIALS (Cont.)

INSURANCE (Cont.)
Prudential Financial, Inc.	4,071	$202,573
The Hanover Insurance Group, Inc.	2,429	107,920
Transatlantic Holdings, Inc.	1,622	84,522
The Travelers Cos., Inc.	3,289	163,990
Unitrin, Inc.	9,173	202,265
Unum Group	131,785	2,572,443
Willis Group Holdings Ltd. (a)	1,858	49,014
XL Capital Ltd. Class A	48,390	886,989

		29,163,881

REAL ESTATE INVESTMENT TRUSTS (REITs) (0.3%)
Annaly Capital Management, Inc. (a)	206,330	3,579,826
Brandywine Realty Trust	9,861	112,415
Camden Property Trust	745	31,566
Corporate Office Properties Trust	690	25,275
Health Care REIT, Inc. (a)	2,750	121,880
Host Hotels & Resorts, Inc. (a) (b)	3,342	39,001
Mack-Cali Realty Corp.	2,192	75,777
Nationwide Health Properties, Inc.	795	27,968
Potlatch Corp.	1,099	35,036
ProLogis	4,939	67,615
Rayonier, Inc. (a)	15,600	657,696
Realty Income Corp. (a)	2,821	73,092
The Macerich Co. (a)	203	7,298

		4,854,445

REAL ESTATE MANAGEMENT & DEVELOPMENT (0.0%)
CB Richard Ellis Group, Inc. Class A (b)	4,013	54,456
Forest City Enterprises, Inc. Class A (a) (b)	5,807	68,407

		122,863

THRIFTS & MORTGAGE FINANCE (0.3%)
First Niagara Financial Group, Inc.	8,372	116,455
Hudson City Bancorp, Inc. (a)	403,369	5,538,256
People’s United Financial, Inc.	1,516	25,317

		5,680,028

TOTAL FINANCIALS		226,551,415

HEALTH CARE (14.3%)

BIOTECHNOLOGY (2.4%)
Alexion Pharmaceuticals, Inc. (b)	1,275	62,246
Amgen, Inc. (b)	170,313	9,634,606
Biogen Idec, Inc. (a) (b)	345,785	18,499,497
Cephalon, Inc. (a) (b)	222,085	13,860,325
Gilead Sciences, Inc. (b)	47,920	2,073,978
Myriad Genetics, Inc. (b)	18,408	480,449
United Therapeutics Corp. (b)	1,345	70,814

		44,681,915

	Shares	Value

COMMON STOCKS (Cont.)

HEALTH CARE (Cont.)

HEALTH CARE EQUIPMENT & SUPPLIES (2.1%)
Alcon, Inc. (a)	100,477	$16,513,395
Baxter International, Inc. (a)	9,699	569,137
Beckman Coulter, Inc.	2,220	145,277
Boston Scientific Corp. (b)	101,623	914,607
Edwards Lifesciences Corp. (b)	1,601	139,047
Hologic, Inc. (b)	1,542	22,359
Hospira, Inc. (b)	21,675	1,105,425
Intuitive Surgical, Inc. (a) (b)	55,156	16,729,918
Medtronic, Inc.	6,189	272,192
ResMed, Inc. (a) (b)	394	20,595
St. Jude Medical, Inc. (b)	3,364	123,728
Varian Medical Systems, Inc. (a) (b)	1,015	47,553
Zimmer Holdings, Inc. (a) (b)	26,830	1,585,921

		38,189,154

HEALTH CARE PROVIDERS & SERVICES (3.2%)
Aetna, Inc.	671	21,271
AmerisourceBergen Corp.	1,973	51,436
Brookdale Senior Living, Inc. (b)	6,059	110,213
Cardinal Health, Inc.	5,342	172,226
Coventry Health Care, Inc. (b)	1,805	43,843
Express Scripts, Inc. (a) (b)	181,384	15,680,647
Humana, Inc. (b)	1,235	54,204
Kindred Healthcare, Inc. (a) (b)	5,010	92,485
McKesson Corp.	14,332	895,750
Medco Health Solutions, Inc. (b)	289,017	18,471,077
Omnicare, Inc.	1,295	31,313
UnitedHealth Group, Inc.	1,286	39,197
Universal Health Services, Inc.	2,384	72,712
WellCare Health Plans, Inc. (b)	7,588	278,935
WellPoint, Inc. (a) (b)	383,967	22,381,436

		58,396,745

HEALTH CARE TECHNOLOGY (0.0%)
IMS Health, Inc. (a)	29,756	626,661

LIFE SCIENCES TOOLS & SERVICES (1.1%)
Bio-Rad Laboratories, Inc. Class A (b)	3,771	363,751
Life Technologies Corp. (b)	14,911	778,801
Mettler-Toledo International, Inc. (b)	1,633	171,449
Thermo Fisher Scientific, Inc. (a) (b)	187,625	8,947,836
Waters Corp. (a) (b)	156,172	9,676,417

		19,938,254

PHARMACEUTICALS (5.5%)
Abbott Laboratories	434,830	23,476,472
Allergan, Inc.	197,748	12,460,102
Bristol-Myers Squibb Co. (a)	617,283	15,586,396
Eli Lilly & Co. (a)	115,240	4,115,220

224	See accompanying notes to financial statements.

ACTIVE STOCK MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2009

	Shares	Value

COMMON STOCKS (Cont.)

HEALTH CARE (Cont.)

PHARMACEUTICALS (Cont.)
Endo Pharmaceuticals Holdings, Inc. (b)	5,285	$108,395
Forest Laboratories, Inc. (a) (b)	91,576	2,940,505
Johnson & Johnson	217,039	13,979,482
King Pharmaceuticals, Inc. (a) (b)	282,704	3,468,778
Medicis Pharmaceutical Corp. Class A (a)	91,419	2,472,884
Merck & Co., Inc.	71,070	2,596,898
Pfizer, Inc.	1,047,743	19,058,445
Valeant Pharmaceuticals International (b)	1,196	38,021

		100,301,598

TOTAL HEALTH CARE		262,134,327

INDUSTRIALS (7.6%)

AEROSPACE & DEFENSE (2.2%)
Alliant Techsystems, Inc. (b)	51,361	4,533,635
General Dynamics Corp.	48,001	3,272,228
Honeywell International, Inc.	19,584	767,693
Lockheed Martin Corp.	234,642	17,680,275
Northrop Grumman Corp.	4,207	234,961
Raytheon Co. (a)	97,238	5,009,702
United Technologies Corp. (a)	124,965	8,673,820

		40,172,314

AIR FREIGHT & LOGISTICS (0.3%)
C.H. Robinson Worldwide, Inc. (a)	81,317	4,775,747
UTi Worldwide, Inc.	82,334	1,179,023

		5,954,770

AIRLINES (0.2%)
AMR Corp. (a) (b)	7,114	54,991
Continental Airlines, Inc. Class B (b)	155,299	2,782,958
Copa Holdings SA	1,309	71,301
JetBlue Airways Corp. (b)	7,802	42,521
Southwest Airlines Co.	4,368	49,927

		3,001,698

BUILDING PRODUCTS (0.1%)
Armstrong World Industries, Inc. (b)	13,405	521,857
Lennox International, Inc.	20,716	808,753
Masco Corp.	1,613	22,275

		1,352,885

COMMERCIAL SERVICES & SUPPLIES (0.2%)
Avery Dennison Corp. (a)	64,929	2,369,259
Deluxe Corp. (a)	6,419	94,937
R.R. Donnelley & Sons Co.	1,755	39,084

	Shares	Value

COMMON STOCKS (Cont.)

INDUSTRIALS (Cont.)

COMMERCIAL SERVICES & SUPPLIES (Cont.)
Republic Services, Inc.	20,112	$569,371
The Brink’s Co.	3,135	76,306

		3,148,957

CONSTRUCTION & ENGINEERING (0.0%)
The Shaw Group, Inc. (a) (b)	1,969	56,609
URS Corp. (b)	1,814	80,759

		137,368

ELECTRICAL EQUIPMENT (0.3%)
Cooper Industries Plc Class A	495	21,107
First Solar, Inc. (a) (b)	39,941	5,408,011
General Cable Corp. (b)	1,259	37,040
Hubbell, Inc. Class B (a)	2,429	114,892

		5,581,050

INDUSTRIAL CONGLOMERATES (1.9%)
3M Co.	6,539	540,579
Carlisle Cos., Inc. (a)	760	26,038
General Electric Co.	2,064,964	31,242,905
Textron, Inc. (a)	36,977	695,537
Tyco International Ltd. (b)	96,284	3,435,413

		35,940,472

MACHINERY (1.4%)
AGCO Corp. (a) (b)	82,755	2,676,297
Bucyrus International, Inc.	1,870	105,412
Caterpillar, Inc. (a)	35,428	2,019,042
Cummins, Inc. (a)	160,575	7,363,969
Danaher Corp.	391	29,403
Donaldson Co., Inc.	3,576	152,123
Dover Corp.	1,176	48,933
Flowserve Corp. (a)	47,297	4,470,985
Gardner Denver, Inc.	459	19,530
Graco, Inc.	1,238	35,370
Harsco Corp.	8,985	289,586
Joy Global, Inc.	46,885	2,418,797
Navistar International Corp. (b)	87,184	3,369,662
Pall Corp.	5,484	198,521
Parker Hannifin Corp.	628	33,837
SPX Corp. (a)	657	35,938
Snap-On, Inc. (a)	2,784	117,652
Terex Corp. (a) (b)	65,680	1,301,121
The Manitowoc Co., Inc.	102,300	1,019,931
Timken Co.	28,693	680,311
Toro Co. (a)	512	21,407
Trinity Industries, Inc. (a)	19,672	343,080

		26,750,907

See accompanying notes to financial statements.	225

ACTIVE STOCK MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2009

	Shares	Value

COMMON STOCKS (Cont.)

INDUSTRIALS (Cont.)

MARINE (0.0%)
Kirby Corp. (a) (b)	1,225	$42,667

PROFESSIONAL SERVICES (0.2%)
Dun & Bradstreet Corp.	419	35,351
FTI Consulting, Inc. (a) (b)	17,315	816,575
Manpower, Inc. (a)	36,491	1,991,679
Monster Worldwide, Inc. (b)	5,249	91,333
Watson Wyatt Worldwide, Inc.	1,621	77,030

		3,011,968

ROAD & RAIL (0.7%)
Burlington Northern Santa Fe Corp.	44,553	4,393,817
CSX Corp. (a)	32,350	1,568,651
Con-way, Inc. (a)	611	21,330
Kansas City Southern (a) (b)	19,159	637,803
Landstar System, Inc.	10,684	414,219
Norfolk Southern Corp. (a)	35,332	1,852,103
Union Pacific Corp.	60,537	3,868,314
Werner Enterprises, Inc.	3,211	63,546

		12,819,783

TRADING COMPANIES & DISTRIBUTORS (0.1%)
United Rentals, Inc. (b)	31,251	306,572
W.W. Grainger, Inc. (a)	20,344	1,969,910

		2,276,482

TOTAL INDUSTRIALS		140,191,321

INFORMATION TECHNOLOGY (21.2%)

COMMUNICATIONS EQUIPMENT (1.6%)
Brocade Communications Systems, Inc. (a) (b)	247,566	1,888,929
Cisco Systems, Inc. (b)	288,659	6,910,496
CommScope, Inc. (a) (b)	1,115	29,581
EchoStar Corp. (b)	4,502	90,670
F5 Networks, Inc. (b)	42,058	2,228,233
Harris Corp.	156,473	7,440,291
JDS Uniphase Corp. (b)	6,114	50,441
Juniper Networks, Inc. (b)	817	21,789
Motorola, Inc. (a) (b)	438,217	3,400,564
Polycom, Inc. (a) (b)	37,672	940,670
QUALCOMM, Inc. (a)	60,291	2,789,062
Tellabs, Inc. (b)	606,933	3,447,379

		29,238,105

COMPUTERS & PERIPHERALS (6.5%)
Apple, Inc. (a) (b)	227,750	48,023,365
Dell, Inc. (a) (b)	882,065	12,666,454
Hewlett-Packard Co.	751,008	38,684,422

	Shares	Value

COMMON STOCKS (Cont.)

INFORMATION TECHNOLOGY (Cont.)

COMPUTERS & PERIPHERALS (Cont.)
International Business Machines Corp.	106,335	$13,919,252
Lexmark International, Inc. Class A (a) (b)	38,648	1,004,075
NCR Corp. (b)	6,579	73,224
NetApp, Inc. (b)	113,518	3,903,884
Seagate Technology (a)	37,086	674,594
Sun Microsystems, Inc. (a) (b)	132,242	1,239,108
Teradata Corp. (b)	3,073	96,584

		120,284,962

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS (1.1%)
Agilent Technologies, Inc. (a) (b)	122,236	3,797,873
Corning, Inc.	160,784	3,104,739
FLIR Systems, Inc. (b)	86,381	2,826,386
Flextronics International Ltd. (b)	716,412	5,236,972
Jabil Circuit, Inc. (a)	240,239	4,172,951
Vishay Intertechnology, Inc. (a) (b)	159,037	1,327,959

		20,466,880

IT SERVICES (0.8%)
Accenture Plc Class A	26,186	1,086,719
Affiliated Computer Services, Inc. Class A (b)	17,042	1,017,237
Broadridge Financial Solutions, Inc.	1,268	28,606
Cognizant Technology Solutions Corp. Class A (b)	22,094	1,000,858
Computer Sciences Corp. (a) (b)	33,543	1,929,729
Convergys Corp. (a) (b)	15,338	164,883
Fiserv, Inc. (b)	1,873	90,803
Global Payments, Inc. (a)	86,465	4,657,005
Lender Processing Services, Inc. (a)	91,765	3,731,165
Total System Services, Inc. (a)	3,028	52,294
Visa, Inc. Class A	184	16,093
The Western Union Co.	81,473	1,535,766

		15,311,158

INTERNET SOFTWARE & SERVICES (2.9%)
AOL, Inc. (b)	10,049	233,941
Akamai Technologies, Inc. (a) (b)	824	20,872
eBay, Inc. (b)	779	18,338
Google, Inc. Class A (b)	71,750	44,483,565
Sohu.com, Inc. (b)	1,223	70,053
ValueClick, Inc. (b)	2,601	26,322
Yahoo!, Inc. (a) (b)	520,316	8,730,902

		53,583,993

OFFICE ELECTRONICS (0.1%)
Xerox Corp. (a)	233,415	1,974,691

226	See accompanying notes to financial statements.

ACTIVE STOCK MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2009

	Shares	Value

COMMON STOCKS (Cont.)

INFORMATION TECHNOLOGY (Cont.)

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (3.4%)
Altera Corp. (a)	9,579	$216,773
Applied Materials, Inc.	37,507	522,848
Atmel Corp. (b)	29,509	136,036
Integrated Device Technology, Inc. (b)	26,672	172,568
Intel Corp.	1,863,240	38,010,096
LSI Corp. (b)	564,169	3,390,656
MEMC Electronic Materials, Inc. (b)	32,553	443,372
Marvell Technology Group Ltd. (b)	218,609	4,536,137
NVIDIA Corp. (a) (b)	658,819	12,306,739
Silicon Laboratories, Inc. (a) (b)	28,295	1,367,780
Texas Instruments, Inc. (a)	16,541	431,058
Xilinx, Inc.	1,738	43,554

		61,577,617

SOFTWARE (4.8%)
Activision Blizzard, Inc. (a) (b)	70,281	780,822
Adobe Systems, Inc. (b)	23,980	881,984
BMC Software, Inc. (a) (b)	33,880	1,358,588
CA, Inc.	1,577	35,419
Cadence Design Systems, Inc. (a) (b)	10,317	61,799
Check Point Software Technologies (a) (b)	21,557	730,351
Citrix Systems, Inc. (b)	1,176	48,933
Electronic Arts, Inc. (a) (b)	2,029	36,015
Factset Research Systems, Inc.	775	51,049
McAfee, Inc. (a) (b)	256,250	10,396,063
Microsoft Corp.	1,799,403	54,863,797
Oracle Corp.	403,698	9,906,749
Quest Software, Inc. (b)	1,577	29,017
Red Hat, Inc. (b)	9,124	281,932
Salesforce.com, Inc. (a) (b)	91,718	6,766,037
Symantec Corp. (b)	93,628	1,675,005
Synopsys, Inc. (a) (b)	3,091	68,868
Taleo Corp. Class A (b)	418	9,831

		87,982,259

TOTAL INFORMATION TECHNOLOGY		390,419,665

MATERIALS (5.1%)

CHEMICALS (2.7%)
Air Products & Chemicals, Inc.	595	48,231
Airgas, Inc.	442	21,039
Ashland, Inc. (a)	64,175	2,542,613
CF Industries Holdings, Inc.	21,052	1,911,101
Cabot Corp. (a)	2,986	78,323
Celanese Corp. (a)	64,275	2,063,227
Cytec Industries, Inc.	3,565	129,837
EI du Pont de Nemours & Co.	4,994	168,148
Huntsman Corp.	48,487	547,418
Lubrizol Corp. (a)	75,209	5,486,497

	Shares	Value

COMMON STOCKS (Cont.)

MATERIALS (Cont.)

CHEMICALS (Cont.)
Minerals Technologies, Inc. (a)	17,493	$952,844
Monsanto Co.	181,818	14,863,621
Nalco Holding Co.	4,570	116,581
Praxair, Inc. (a)	40,704	3,268,938
RPM International, Inc.	5,134	104,374
Sensient Technologies Corp. (a)	2,829	74,403
Sigma-Aldrich Corp. (a)	592	29,914
Terra Industries, Inc.	1,132	36,439
The Mosaic Co. (a)	278,408	16,629,310
The Scotts Miracle-Gro Co. Class A	431	16,943

		49,089,801

CONTAINERS & PACKAGING (0.1%)
Bemis Co., Inc.	14,867	440,806
Crown Holdings, Inc. (b)	1,104	28,240
Owens-Illinois, Inc. (a) (b)	46,064	1,514,124
Sealed Air Corp.	12,357	270,124
Sonoco Products Co. (a)	8,539	249,766

		2,503,060

METALS & MINING (1.8%)
Alcoa, Inc. (a)	1,023,339	16,496,225
Commercial Metals Co.	9,748	152,556
Freeport-McMoRan Copper & Gold, Inc. (a) (b)	72,977	5,859,323
Newmont Mining Corp.	913	43,194
Nucor Corp. (a)	176,263	8,222,669
Reliance Steel & Aluminum Co. (a)	32,066	1,385,893
Schnitzer Steel Industries, Inc.	5,140	245,178

		32,405,038

PAPER & FOREST PRODUCTS (0.5%)
International Paper Co.	1,501	40,197
Louisiana-Pacific Corp. (a) (b)	39,327	274,502
MeadWestvaco Corp. (a)	331,565	9,492,706

		9,807,405

TOTAL MATERIALS		93,805,304

TELECOMMUNICATION SERVICES (2.2%)

DIVERSIFIED TELECOMMUNICATION SERVICES (1.8%)
AT&T, Inc. (a)	1,060,934	29,737,980
CenturyTel, Inc.	71,241	2,579,637
Qwest Communications International, Inc.	232,180	977,478
Verizon Communications, Inc.	12,662	419,492

		33,714,587

See accompanying notes to financial statements.	227

ACTIVE STOCK MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2009

	Shares	Value

COMMON STOCKS (Cont.)

TELECOMMUNICATION SERVICES (Cont.)

WIRELESS TELECOMMUNICATION SERVICES (0.4%)
Leap Wireless International, Inc. (a) (b)	66,975	$1,175,411
MetroPCS Communications, Inc. (a) (b)	102,210	779,862
Millicom International Cellular SA	9,069	669,020
NII Holdings, Inc. (a) (b)	38,058	1,277,988
Sprint Nextel Corp. (b)	847,757	3,102,791
Syniverse Holdings, Inc. (b)	2,200	38,456
United States Cellular Corp. (b)	6,484	274,986

		7,318,514

TOTAL TELECOMMUNICATION SERVICES		41,033,101

UTILITIES (2.7%)

ELECTRIC UTILITIES (0.5%)
American Electric Power Co., Inc.	159	5,532
Edison International	66,835	2,324,521
FPL Group, Inc.	9,790	517,108
FirstEnergy Corp. (a)	58,164	2,701,718
N.V. Energy, Inc.	2,149	26,605
PPL Corp.	3,934	127,107
Pepco Holdings, Inc. (a)	181,026	3,050,288

		8,752,879

GAS UTILITIES (0.8%)
Atmos Energy Corp. (a)	119,368	3,509,419
Energen Corp.	6,321	295,823
Oneok, Inc. (a)	176,289	7,857,201
Questar Corp.	498	20,702
UGI Corp.	110,308	2,668,350

		14,351,495

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.3%)
The AES Corp. (b)	12,732	169,463
Calpine Corp. (b)	19,771	217,481
Constellation Energy Group, Inc.	495	17,409
NRG Energy, Inc. (b)	210,861	4,978,428
RRI Energy, Inc. (b)	33,194	189,870

		5,572,651

MULTI-UTILITIES (1.1%)
DTE Energy Co. (a)	46,472	2,025,714
NiSource, Inc. (a)	100,794	1,550,212
Public Service Enterprise Group, Inc.	6,771	225,136
Sempra Energy (a)	257,567	14,418,601
Wisconsin Energy Corp.	42,022	2,093,956
Xcel Energy, Inc.	2,398	50,885

		20,364,504

	Shares	Value

COMMON STOCKS (Cont.)

UTILITIES (Cont.)

WATER UTILITIES (0.0%)
American Water Works Co., Inc.	2,102	$47,106

TOTAL UTILITIES		49,088,635

TOTAL LONG-TERM INVESTMENTS
(Cost: $1,576,045,012) (96.5%)		1,773,523,060

SHORT-TERM SECURITIES

MONEY MARKET FUNDS (13.2%)
BlackRock Cash Funds: Institutional, SL Agency Shares,
0.19% (c) (d) (e)	214,125,678	214,125,678
BlackRock Cash Funds: Prime, SL Agency Shares,
0.17% (c) (d) (e)	28,279,563	28,279,563

		242,405,241

	Par (000)

U.S. TREASURY OBLIGATIONS (0.2%)
U.S. Treasury Bill,
0.05%, 3/18/10 (f) (g)	$3,950	3,949,601

TOTAL SHORT-TERM SECURITIES
(Cost: $246,354,949) (13.4%)		246,354,842

TOTAL INVESTMENTS
(Cost: $1,822,399,961*) (109.9%)		2,019,877,902

LIABILITIES IN EXCESS OF OTHER ASSETS (-9.9%)		(181,424,788)

NET ASSETS (100.0%)		$1,838,453,114

*	The cost and unrealized appreciation (depreciation) of investments as of December 31, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$1,986,678,447

Gross unrealized appreciation	$33,199,455
Gross unrealized depreciation	—

Net unrealized appreciation	$33,199,455

(a)	All or a portion of this security is on loan.
(b)	Non-income producing security.

228	See accompanying notes to financial statements.

ACTIVE STOCK MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2009

(c)	Investments in companies considered to be an affiliate of the Master Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Income
BlackRock Cash Funds: Institutional	$2,368,043	$1,072,793
BlackRock Cash Funds: Prime	7,657,994	155,160

(d)	Represents the seven-day yield as of report date.
(e)	All or a portion of this security was purchased with the cash collateral from securities loaned.
(f)	Rate shown is the yield to maturity as of the date of purchase.
(g)	All or a portion of this security has been pledged as collateral in connection with open financial futures contracts.

For Master Portfolio compliance purposes, the Master Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Master Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

Financial futures contracts purchased as of December 31, 2009 were as follows:

Contracts	Issue	Exchange	Expiration Date	Face Value	Unrealized Appreciation

688	S&P 500 Index	Chicago	Mar-10	$38,208,080	$233,088

Fair Value Measurements – Various inputs are used in determining the fair value of investments, which are as follows:

Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Master Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of December 31, 2009 in determining the fair valuation of the Master Portfolio’s investments:

Valuation Inputs	Investments in Securities
Assets

Level 1

Long-Term Investments[1]	$1,773,523,060

Short-Term Investments	242,405,241

Total Level 1	2,015,928,301

Level 2

Short-Term Investments	3,949,601

Level 3	—

Total	$2,019,877,902

Valuation Inputs	Other Financial Instruments[2]
Assets

Level 1	$233,088

Level 2	—

Level 3	—

Total	$233,088

[1]	See above Schedule of Investments for values in each sector and industry.
[2]	Other financial instruments are financial futures contracts, which are shown at the unrealized appreciation/depreciation on the financial instrument.

See accompanying notes to financial statements.	229

COREALPHA BOND MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS

December 31, 2009

	Par (000)	Value

ASSET-BACKED SECURITIES
AmeriCredit Automobile Receivables Trust:
Series 2005-AX Class A4, 3.93%, 10/06/11	$1,954	$1,975,896
Series 2006-RM Class A2, 5.42%, 8/08/11	6,081	6,177,400
Series 2007-BF Class A3B, 0.25%, 4/06/12 (a)	674	673,448
Series 2007-CM Class A3A, 5.42%, 5/07/12	3,436	3,489,121
Series 2008-AF Class A2B, 1.98%, 1/12/12 (a)	1,043	1,044,456
Americredit Prime Automobile Receivable, Series 2007-2M Class A3,
5.22%, 6/08/12	3,826	3,884,038
Asset Backed Funding Corp. Certificates:
Series 2005-HE2 Class M1, 0.71%, 6/25/35 (a)	1,000	940,209
Series 2005-OPT1 Class A1SS, 0.48%, 7/25/35 (a)	1,832	1,725,908
Series 2006-OPT2 Class A3B, 0.34%, 10/25/36 (a)	2,403	2,184,961
BA Credit Card Trust, Series 2007-B1 Class B1,
0.31%, 6/15/12 (a)	3,480	3,477,874
Capital Auto Receivables Asset Trust, Series 2007-SN2 Class A4,
1.26%, 5/16/11 (a) (b) (c)	6,500	6,518,200
Capital One Auto Finance Trust:
Series 2005-C Class A4B, 0.27%, 6/15/12 (a)	5,779	5,769,854
Series 2006-A Class A4, 0.24%, 12/15/12 (a)	4,051	4,014,498
Series 2007-B Class A3A, 5.03%, 4/15/12	1,449	1,463,994
Series 2007-C Class A3A, 5.13%, 4/16/12	1,709	1,742,443
Series 2007-C Class A3B, 0.74%, 4/16/12 (a)	7,485	7,470,764
Capital One Multi-Asset Execution Trust, Series 2005-A3 Class A3,
4.05%, 3/15/13	5,500	5,565,086
Carrington Mortgage Loan Trust, Series 2007-FRE1 Class A1,
0.35%, 2/25/37 (a)	2,949	2,605,578
Countrywide Asset-Backed Certificates:
Series 2004-AB2 Class A3, 0.64%, 5/25/36 (a)	2,619	2,363,036
Series 2006-20 Class 2A1, 0.28%, 4/25/47 (a)	1,406	1,363,660

	Par (000)	Value

ASSET-BACKED SECURITIES (Cont.)

Countrywide Asset-Backed Certificates (Cont.)
Series 2006-22 Class 2A1, 0.28%, 5/25/47 (a)	$290	$279,223
Series 2006-25 Class 2A1, 0.30%, 6/25/47 (a)	3,476	3,274,783
Series 2007-10 Class 2A1, 0.28%, 6/25/47 (a)	3,205	2,992,780
Series 2007-5 Class 2A1, 0.33%, 9/25/47 (a)	3,391	3,149,416
Series 2007-6 Class 2A1, 0.33%, 9/25/37 (a)	563	524,416
Series 2007-7 Class 2A1, 0.31%, 10/25/47 (a)	484	440,678
Series 2007-8 Class 2A1, 0.29%, 11/25/37 (a)	4,488	4,188,966
GMAC Mortgage Corp. Loan Trust, Series 2006-HLTV Class A3,
5.59%, 10/25/29	1,664	1,570,185
GSAMP Trust:
Series 2005-SEA1 Class A, 0.57%, 1/25/35 (a) (b)	3,371	2,933,021
Series 2007-HE2 Class A2A, 0.36%, 3/25/47 (a) (c)	2,612	2,313,246
GSRPM Mortgage Loan Trust, Series 2006-2 Class A1A,
0.37%, 9/25/36 (a) (b)	1,919	1,854,316
Holmes Master Issuer Plc, Series 2007-1 Class 2A,
0.33%, 7/15/21 (a)	5,000	4,991,130
Home Equity Asset Trust, Series 2006-4 Class 2A3,
0.40%, 8/25/36 (a)	5,392	4,016,078
JP Morgan Mortgage Acquisition Corp., Series 2006-FRE1 Class A3,
0.42%, 5/25/35 (a)	3,253	2,841,571
Lehman XS Trust, Series 2005-4 Class 1A2,
0.50%, 10/25/35 (a)	1,192	1,152,195
Long Beach Auto Receivables Trust, Series 2004-C Class A4,
3.78%, 7/15/11	1,408	1,408,940
Long Beach Mortgage Loan Trust, Series 2005-WL2 Class 3A1,
0.41%, 8/25/35 (a)	48	47,363
MASTR Asset Backed Securities Trust:
Series 2005-AB1 Class A3B, 5.23%, 11/25/35 (d)	2,712	2,388,603
Series 2006-AM1 Class A2, 0.36%, 1/25/36 (a)	1,085	1,044,253
Morgan Stanley Home Equity Loan Trust, Series 2006-1 Class A2B,
0.43%, 12/25/35 (a)	2,295	2,143,015

230	See accompanying notes to financial statements.

COREALPHA BOND MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2009

	Par (000)	Value

ASSET-BACKED SECURITIES (Cont.)
Park Place Securities, Inc., Series 2005-WCW3 Class A2C,
0.61%, 8/25/35 (a)	$8,100	$6,908,351
Permanent Financing Plc, Series 8 Class 3A,
0.38%, 9/10/32 (a)	3,800	3,788,585
Permanent Master Issuer Plc, Series 2007-1 Class 2A2,
0.33%, 10/15/33 (a)	7,600	7,596,382
Residential Asset Mortgage Products, Inc.:
Series 2006 Class A2, 0.42%, 2/25/36 (a)	2,091	1,576,065
Series 2007-RZ1 Class A1, 0.30%, 2/25/37 (a)	91	88,438
Residential Asset Securities Corp.:
Series 2005-KS12 Class A2, 0.48%, 1/25/36 (a)	4,066	3,699,267
Series 2006-KS7 Class A2, 0.33%, 9/25/36 (a)	1,245	1,196,452
Series 2007-KS1 Class A1, 0.29%, 1/25/37 (a)	1,274	1,231,189
Series 2007-KS4 Class A1, 0.33%, 5/25/37 (a)	370	342,761
Saxon Asset Securities Trust, Series 2005-4 Class A1A,
0.46%, 11/25/37 (a)	3,453	3,020,584
Securitized Asset Backed Receivables LLC Trust:
Series 2005-FR5 Class A1A, 0.52%, 8/25/35 (a)	2,772	2,606,802
Series 2006-FR3 Class A2, 0.37%, 5/25/36 (a)	3,143	2,484,287
Series 2006-OP1 Class A2C, 0.53%, 10/25/35 (a)	5,338	4,398,677
SG Mortgage Securities Trust, Series 2006-OPT2 Class A3A,
0.28%, 10/25/36 (a)	2,909	2,837,075
Soundview Home Equity Loan Trust:
Series 2006-EQ1 Class A2, 0.34%, 10/25/36 (a)	2,232	2,081,639
Series 2007-OPT5 Class 2A1, 1.03%, 10/25/37 (a)	345	336,711
Structured Asset Investment Loan Trust, Series 2005-11 Class A6, 0.45%, 1/25/36 (a)	3,560	2,967,839
Washington Mutual Master Note Trust, Series 2007-A2 Class A2, 0.26%, 5/15/14 (a) (b)	3,500	3,493,197

TOTAL ASSET-BACKED SECURITIES (9.7%)		158,658,903

	Par (000)	Value

PREFERRED SECURITIES

CAPITAL TRUSTS

DIVERSIFIED FINANCIAL SERVICES (0.3%)
General Electric Capital Corp.,
6.38%, 11/15/17 (a)	$2,000	$1,735,000
JPMorgan Chase Capital XXVII,
7.00%, 11/01/39 (e)	3,500	3,529,796

		5,264,796

INSURANCE (0.6%)
AON Corp.,
8.21%, 1/01/27	1,700	1,725,500
Chubb Corp.:
6.38%, 4/15/17 (a)	2,550	2,371,500
6.00%, 5/11/37	800	822,851
The Progressive Corp.,
6.70%, 6/15/17 (a)	2,900	2,566,120
The Travelers Cos., Inc.:
6.25%, 3/15/17 (a)	500	455,495
6.25%, 6/15/37	1,000	1,057,102

		8,998,568

TOTAL PREFERRED SECURITIES (0.9%)		14,263,364

CORPORATE BONDS

AEROSPACE & DEFENSE (0.3%)
L-3 Communications Corp.:
5.88%, 1/15/15	281	280,649
5.20%, 10/15/19 (b)	700	692,395
Series B, 6.38%, 10/15/15	3,813	3,827,299

		4,800,343

AIR FREIGHT & LOGISTICS (0.0%)
FedEx Corp.,
8.00%, 1/15/19	600	722,665

AUTOMOBILES (0.1%)
DaimlerChrysler North America Holding Corp.,
8.50%, 1/18/31	1,000	1,228,843

BEVERAGES (0.6%)
Anheuser-Busch InBev Worldwide, Inc.,
5.38%, 1/15/20 (b)	6,400	6,529,657
Bottling Group LLC,
5.13%, 1/15/19	1,100	1,143,073
Diageo Finance BV,
3.25%, 1/15/15	2,000	1,986,692
Dr Pepper Snapple Group, Inc.,
2.35%, 12/21/12	1,000	1,001,065

		10,660,487

See accompanying notes to financial statements.	231

COREALPHA BOND MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2009

	Par (000)	Value

CORPORATE BONDS (Cont.)

BIOTECHNOLOGY (0.2%)
Amgen, Inc.:
5.70%, 2/01/19	$1,300	$1,394,058
6.40%, 2/01/39	900	987,539
Genentech, Inc.,
4.75%, 7/15/15	625	668,921

		3,050,518

BUILDING PRODUCTS (0.1%)
CRH America, Inc.,
6.00%, 9/30/16	800	835,569

CAPITAL MARKETS (2.2%)
The Bear Stearns Cos., Inc.:
6.40%, 10/02/17	4,500	4,905,364
7.25%, 2/01/18	1,000	1,147,853
The Bear Stearns Cos., Inc./JPMorgan Chase & Co.,
5.70%, 11/15/14	3,600	3,961,199
Credit Suisse First Boston USA, Inc.:
5.13%, 1/15/14 (e)	1,400	1,494,583
4.88%, 1/15/15	900	942,404
The Goldman Sachs Group, Inc.:
5.45%, 11/01/12	1,800	1,935,322
5.95%, 1/18/18	3,100	3,273,516
6.15%, 4/01/18	1,500	1,605,748
7.50%, 2/15/19 (e)	1,200	1,398,964
6.75%, 10/01/37	1,650	1,696,014
Merrill Lynch & Co., Inc.,
6.88%, 4/25/18	4,350	4,686,855
Morgan Stanley:
6.00%, 4/28/15	1,400	1,491,311
6.25%, 8/28/17	1,500	1,565,375
5.63%, 9/23/19	4,500	4,532,895
Series F, 5.95%, 12/28/17	850	876,724

		35,514,127

CHEMICALS (0.7%)
Ashland, Inc.,
9.13%, 6/01/17 (b)	3,100	3,402,250
Eastman Chemical Co.,
5.50%, 11/15/19	1,200	1,196,254
Nalco Co.,
8.25%, 5/15/17 (b)	1,800	1,912,500
Potash Corp. of Saskatchewan, Inc.,
4.88%, 3/30/20	3,100	3,058,528
Yara International ASA,
7.88%, 6/11/19 (b)	1,900	2,169,367

		11,738,899

	Par (000)	Value

CORPORATE BONDS (Cont.)

COMMERCIAL BANKS (2.5%)
Abbey National Treasury Services Plc,
3.88%, 11/10/14 (b)	$3,300	$3,311,745
American Express Bank FSB,
5.55%, 10/17/12	1,800	1,924,972
BNP Paribas/BNP Paribas LLC,
2.13%, 12/21/12	4,000	3,979,352
Credit Suisse New York,
5.30%, 8/13/19	2,400	2,464,740
Enterprise Products Operating LLC,
5.25%, 1/31/20 (e)	2,000	1,978,444
HSBC Bank USA NA,
5.88%, 11/01/34	1,700	1,653,352
HSBC Holdings Plc:
5.25%, 12/12/12	3,000	3,185,658
6.50%, 9/15/37	2,400	2,507,501
JPMorgan Chase Bank NA, Series BKNT,
6.00%, 10/01/17	2,300	2,462,550
Wachovia Bank NA,
6.00%, 11/15/17	8,500	8,897,324
Wachovia Corp.,
5.30%, 10/15/11	2,750	2,919,180
Wells Fargo & Co.,
5.25%, 10/23/12	5,000	5,337,870

		40,622,688

COMMERCIAL SERVICES & SUPPLIES (0.4%)
Iron Mountain, Inc.:
8.00%, 6/15/20	1,900	1,928,500
8.38%, 8/15/21	1,500	1,548,750
R.R. Donnelley & Sons Co.,
8.60%, 8/15/16	2,200	2,394,940

		5,872,190

COMMUNICATIONS EQUIPMENT (0.3%)
Motorola, Inc.,
8.00%, 11/01/11	4,600	4,919,645

COMPUTERS & PERIPHERALS (0.1%)
International Business Machines Corp.,
7.63%, 10/15/18	2,050	2,503,345

CONSUMER FINANCE (0.5%)
American Express Co.,
8.13%, 5/20/19	4,800	5,688,293
Capital One Financial Corp.,
7.38%, 5/23/14	1,600	1,811,571

		7,499,864

232	See accompanying notes to financial statements.

COREALPHA BOND MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2009

	Par (000)	Value

CORPORATE BONDS (Cont.)

CONTAINERS & PACKAGING (0.8%)
Ball Corp.:
6.63%, 3/15/18	$2,050	$2,029,500
7.38%, 9/01/19 (e)	400	411,000
Crown Americas LLC,
7.63%, 5/15/17 (b)	2,900	3,008,750
Crown Americas LLC and Crown Americas Capital Corp.,
7.63%, 11/15/13	500	516,250
Owens-Brockway Glass Container, Inc.,
6.75%, 12/01/14 (e)	3,600	3,681,000
Sealed Air Corp.:
7.88%, 6/15/17 (b)	840	894,736
6.88%, 7/15/33 (b)	2,000	1,881,614

		12,422,850

DIVERSIFIED FINANCIAL SERVICES (2.1%)
Associates Corp. of North America,
6.95%, 11/01/18	1,500	1,516,654
Bank of America Corp.:
5.65%, 5/01/18	1,500	1,523,418
5.49%, 3/15/19	3,500	3,306,835
BP AMI Leasing, Inc.,
5.52%, 5/08/19 (b)	5,000	5,271,480
Citigroup, Inc.:
6.50%, 8/19/13	1,400	1,491,270
6.38%, 8/12/14	1,400	1,465,670
6.13%, 11/21/17	1,000	1,007,975
8.50%, 5/22/19	1,600	1,847,605
8.13%, 7/15/39	600	677,188
General Electric Capital Corp.:
6.75%, 3/15/32	2,000	2,039,130
6.88%, 1/10/39	1,000	1,032,685
Series G, 6.00%, 8/07/19	4,700	4,878,699
Genworth Global Funding Trusts,
5.75%, 5/15/13	1,000	993,854
International Lease Finance Corp.,
6.63%, 11/15/13 (e)	4,200	3,380,937
JPMorgan Chase & Co.,
4.75%, 5/01/13	3,100	3,272,118

		33,705,518

DIVERSIFIED TELECOMMUNICATION SERVICES (2.8%)
AT&T, Inc.,
4.95%, 1/15/13	1,500	1,600,320
BellSouth Corp.,
6.55%, 6/15/34	2,400	2,461,776
CenturyTel, Inc.,
6.15%, 9/15/19	100	102,237

	Par (000)	Value

CORPORATE BONDS (Cont.)

DIVERSIFIED TELECOMMUNICATION SERVICES (Cont.)
Deutsche Telekom International Finance BV:
8.50%, 6/15/10	$3,250	$3,358,634
8.75%, 6/15/30	2,900	3,729,719
France Telecom SA,
7.75%, 3/01/11	3,300	3,536,841
New Cingular Wireless Services, Inc.,
8.75%, 3/01/31 (e)	1,000	1,292,309
Qwest Corp.,
8.38%, 5/01/16	4,800	5,148,000
SBA Telecommunications, Inc.,
8.25%, 8/15/19 (b) (e)	1,700	1,802,000
Telecom Italia Capital SA:
4.00%, 1/15/10	1,680	1,681,294
5.25%, 10/01/15 (e)	2,500	2,613,867
7.00%, 6/04/18	3,300	3,630,960
Telefonica Emisiones SAU:
5.86%, 2/04/13	3,600	3,889,678
6.22%, 7/03/17 (e)	2,100	2,314,639
5.88%, 7/15/19	2,200	2,358,026
Verizon Communications, Inc.:
8.75%, 11/01/18	2,000	2,498,038
8.95%, 3/01/39	500	676,527
Windstream Corp.,
7.88%, 11/01/17 (b)	4,000	3,950,000

		46,644,865

ELECTRIC UTILITIES (2.5%)
Commonwealth Edison Co.:
4.70%, 4/15/15	1,000	1,035,680
5.88%, 2/01/33	3,500	3,471,009
Duke Energy Corp.:
6.25%, 6/15/18	2,500	2,669,855
5.05%, 9/15/19 (e)	5,500	5,481,674
EDP Finance BV,
4.90%, 10/01/19 (b)	2,200	2,180,867
Enel Finance International SA,
5.13%, 10/07/19 (b)	3,000	3,018,528
FirstEnergy Solutions Corp.,
6.05%, 8/15/21	2,500	2,522,015
MidAmerican Energy Holdings Co.,
5.75%, 4/01/18	6,950	7,325,112
Northern States Power Co,
5.25%, 7/15/35	2,500	2,384,798
Oncor Electric Delivery Co. LLC,
5.95%, 9/01/13	2,750	2,950,403
Pacific Gas & Electric Co.,
5.63%, 11/30/17	1,500	1,601,522
PacifiCorp,
5.50%, 1/15/19	1,300	1,376,448

See accompanying notes to financial statements.	233

COREALPHA BOND MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2009

	Par (000)	Value

CORPORATE BONDS (Cont.)

ELECTRIC UTILITIES (Cont.)
Progress Energy, Inc.,
4.88%, 12/01/19	$3,100	$3,012,592
Southern California Edison Co.,
5.50%, 8/15/18	1,250	1,334,381
Southern Co.,
4.15%, 5/15/14	900	925,516

		41,290,400

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS (0.1%)
Arrow Electronics, Inc.,
6.00%, 4/01/20	1,400	1,385,108

ENERGY EQUIPMENT & SERVICES (0.3%)
Pride International, Inc.,
8.50%, 6/15/19	4,800	5,544,000

FOOD & STAPLES RETAILING (0.5%)
CVS Caremark Corp.,
0.56%, 6/01/10 (a)	4,000	4,001,656
The Kroger Co.:
8.05%, 2/01/10	930	934,494
7.50%, 1/15/14	1,750	1,997,250
6.40%, 8/15/17	500	546,212
6.90%, 4/15/38	400	445,144

		7,924,756

FOOD PRODUCTS (0.3%)
General Mills, Inc.,
5.65%, 2/15/19	1,400	1,484,771
Kellogg Co.:
5.13%, 12/03/12	2,300	2,496,105
4.45%, 5/30/16	100	102,977
Series B, 7.45%, 4/01/31	1,000	1,212,410

		5,296,263

GAS UTILITIES (0.1%)
EQT Corp.,
8.13%, 6/01/19	1,800	2,079,672
Pacific Energy Partners LP/PAA Finance Corp.,
6.25%, 9/15/15	250	257,204

		2,336,876

HEALTH CARE EQUIPMENT & SUPPLIES (0.2%)
Beckman Coulter, Inc.,
7.00%, 6/01/19	1,100	1,246,588
Zimmer Holdings, Inc.,
4.63%, 11/30/19	1,450	1,436,837

		2,683,425

	Par (000)	Value

CORPORATE BONDS (Cont.)

HEALTH CARE PROVIDERS & SERVICES (0.9%)
Aetna, Inc.,
6.75%, 12/15/37	$1,200	$1,251,275
AmerisourceBergen Corp.,
4.88%, 11/15/19	900	888,527
DaVita, Inc.:
6.63%, 3/15/13	2,890	2,897,225
7.25%, 3/15/15	2,710	2,716,775
Express Scripts, Inc.,
6.25%, 6/15/14	2,200	2,400,486
Quest Diagnostics, Inc.,
4.75%, 1/30/20	1,600	1,563,358
UnitedHealth Group, Inc.,
0.43%, 6/21/10 (a)	2,320	2,316,330

		14,033,976

HOTELS, RESTAURANTS & LEISURE (0.9%)
International Game Technology,
7.50%, 6/15/19	1,900	2,058,897
McDonald’s Corp.:
6.30%, 10/15/37	1,000	1,084,531
5.70%, 2/01/39	1,100	1,122,022
Penn National Gaming, Inc.,
8.75%, 8/15/19 (b) (e)	2,100	2,147,250
Wyndham Worldwide Corp.,
6.00%, 12/01/16	2,350	2,189,246
Yum! Brands, Inc.:
4.25%, 9/15/15	2,000	2,006,004
6.25%, 3/15/18 (e)	2,500	2,727,020
6.88%, 11/15/37	2,100	2,269,037

		15,604,007

HOUSEHOLD PRODUCTS (0.1%)
Kimberly-Clark Corp.,
7.50%, 11/01/18	750	907,368

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.0%)
Mirant Americas Generation LLC,
9.13%, 5/01/31 (e)	250	225,000

INDUSTRIAL CONGLOMERATES (0.2%)
Tyco International Finance SA,
8.50%, 1/15/19	2,400	2,898,595

INSURANCE (0.7%)
Allstate Life Global Funding Trusts,
5.38%, 4/30/13	5,250	5,604,238
Marsh & McLennan Cos., Inc.:
5.75%, 9/15/15	400	417,308
9.25%, 4/15/19	2,300	2,790,641
Prudential Financial, Inc.:
5.15%, 1/15/13	1,750	1,840,965
7.38%, 6/15/19	1,000	1,121,167

		11,774,319

234	See accompanying notes to financial statements.

COREALPHA BOND MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2009

	Par (000)	Value

CORPORATE BONDS (Cont.)

LIFE SCIENCES TOOLS & SERVICES (0.1%)
Thermo Fisher Scientific, Inc.,
3.25%, 11/18/14 (b)	$1,600	$1,568,643

MACHINERY (0.1%)
Navistar International Corp.,
8.25%, 11/01/21	1,400	1,435,000

MEDIA (2.8%)
British Sky Broadcasting Group Plc,
9.50%, 11/15/18 (b)	1,500	1,923,051
CBS Corp.,
8.88%, 5/15/19 (e)	3,500	4,187,134
Comcast Corp.,
5.70%, 5/15/18	7,050	7,411,312
CSC Holdings, Inc.,
7.63%, 7/15/18	5,000	5,150,000
DirecTV Holdings LLC/DirecTV Financing Co., Inc.:
7.63%, 5/15/16	4,800	5,244,000
5.88%, 10/01/19 (b)	1,500	1,525,644
DISH DBS Corp.:
6.38%, 10/01/11 (e)	500	516,250
7.13%, 2/01/16	4,000	4,085,000
7.88%, 9/01/19	1,000	1,048,750
News America, Inc.,
5.65%, 8/15/20 (b) (e)	1,400	1,457,756
TCM Mobile LLC,
3.55%, 1/15/15 (b)	1,600	1,567,290
Time Warner, Inc.:
7.63%, 4/15/31	1,000	1,161,628
7.70%, 5/01/32	3,000	3,523,005
Viacom, Inc.:
4.38%, 9/15/14	1,300	1,340,639
5.63%, 9/15/19 (e)	800	835,283
6.88%, 4/30/36	2,700	2,919,526
WPP Finance (UK),
8.00%, 9/15/14	1,800	2,047,068

		45,943,336

METALS & MINING (1.4%)
ArcelorMittal USA Partnership,
9.75%, 4/01/14	4,238	4,449,900
Barrick Australian Finance Pty Ltd.,
5.95%, 10/15/39	1,200	1,171,151
Freeport-McMoRan Copper & Gold, Inc.,
8.38%, 4/01/17	2,200	2,409,000
Newmont Mining Corp.,
5.13%, 10/01/19	3,800	3,801,775
Rio Tinto Finance USA Ltd.,
9.00%, 5/01/19	5,300	6,707,616

	Par (000)	Value

CORPORATE BONDS (Cont.)

METALS & MINING (Cont.)
Vale Overseas Ltd.:
6.88%, 11/21/36	$1,000	$999,161
6.88%, 11/10/39	2,100	2,114,120
Xstrata Canada Corp.,
6.20%, 6/15/35	1,000	946,142

		22,598,865

MULTI-UTILITIES (0.5%)
Dominion Resources, Inc.,
6.40%, 6/15/18	5,250	5,734,680
PSEG Power LLC,
6.95%, 6/01/12	2,300	2,512,647

		8,247,327

OIL, GAS & CONSUMABLE FUELS (3.1%)
Burlington Resources Finance Co.,
7.20%, 8/15/31	800	916,389
ConocoPhillips Canada Funding Co. I,
5.63%, 10/15/16	500	542,401
Devon Energy Corp.:
6.30%, 1/15/19	2,300	2,560,951
7.95%, 4/15/32	654	831,406
Devon Financing Corp. ULC,
7.88%, 9/30/31	1,250	1,566,140
El Paso Corp.,
7.80%, 8/01/31	250	235,358
EnCana Corp.,
6.50%, 5/15/19	400	447,455
Energy Transfer Partners LP:
9.70%, 3/15/19	1,900	2,346,696
9.00%, 4/15/19	800	953,583
Enterprise Products Operating LLC:
7.50%, 2/01/11	3,600	3,814,452
5.75%, 3/01/35	1,500	1,392,858
EOG Resources, Inc.,
5.63%, 6/01/19	1,300	1,381,037
Hess Corp.,
8.13%, 2/15/19	1,000	1,205,957
Marathon Oil Corp.:
7.50%, 2/15/19	500	577,059
6.80%, 3/15/32	1,500	1,590,663
6.60%, 10/01/37	1,000	1,060,795
Newfield Exploration Co.,
7.13%, 5/15/18	4,250	4,292,500
Peabody Energy Corp., Series B,
6.88%, 3/15/13	755	763,494
Petrobras International Finance Co.:
5.75%, 1/20/20	3,000	3,051,861
6.88%, 1/20/40	1,500	1,541,398
Petronas Capital Ltd.,
5.25%, 8/12/19	2,200	2,210,435

See accompanying notes to financial statements.	235

COREALPHA BOND MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2009

	Par (000)	Value

CORPORATE BONDS (Cont.)

OIL, GAS & CONSUMABLE FUELS (Cont.)
Pioneer Natural Resources Co.,
7.50%, 1/15/20	$2,000	$2,000,908
Plains All American Pipeline LP/PAA Finance Corp.:
8.75%, 5/01/19	600	707,456
5.75%, 1/15/20	3,000	3,002,238
6.70%, 5/15/36	1,000	1,019,870
Spectra Energy Capital LLC,
5.65%, 3/01/20	1,600	1,614,643
TransCanada PipeLines Ltd.:
6.50%, 8/15/18 (e)	6,250	6,971,575
7.13%, 1/15/19	800	935,375
7.63%, 1/15/39	600	738,964
Weatherford International Ltd.,
9.63%, 3/01/19	400	498,681

		50,772,598

PAPER & FOREST PRODUCTS (0.2%)
International Paper Co.:
9.38%, 5/15/19	1,600	1,966,674
7.50%, 8/15/21	1,000	1,120,471

		3,087,145

PERSONAL PRODUCTS (0.1%)
Mead Johnson Nutrition Co.,
4.90%, 11/01/19 (b)	2,400	2,379,574

PHARMACEUTICALS (0.1%)
Pfizer, Inc.,
6.20%, 3/15/19	1,500	1,667,433

REAL ESTATE INVESTMENT TRUSTS (REITs) (0.6%)
ProLogis,
7.38%, 10/30/19	1,700	1,676,889
Simon Property Group LP:
5.75%, 5/01/12	3,000	3,151,488
5.30%, 5/30/13	2,500	2,579,512
6.75%, 5/15/14	2,200	2,344,496

		9,752,385

ROAD & RAIL (0.7%)
Burlington Northern Santa Fe Corp.,
4.70%, 10/01/19	3,800	3,764,591
CSX Corp.:
5.75%, 3/15/13 (e)	2,600	2,812,696
6.15%, 5/01/37 (e)	1,750	1,773,063
Norfolk Southern Corp.,
5.75%, 1/15/16	1,100	1,170,254
Union Pacific Corp.,
6.13%, 2/15/20	1,300	1,407,227

		10,927,831

	Par (000)	Value

CORPORATE BONDS (Cont.)

SOFTWARE (0.5%)
CA, Inc.,
5.38%, 12/01/19 (e)	$2,000	$2,011,220
Oracle Corp.:
5.25%, 1/15/16	1,500	1,619,793
5.75%, 4/15/18	2,150	2,324,550
5.00%, 7/08/19	2,800	2,887,626

		8,843,189

SPECIALTY RETAIL (0.2%)
The Sherwin-Williams Co.,
3.13%, 12/15/14	3,300	3,259,215

THRIFTS & MORTGAGE FINANCE (0.1%)
Countrywide Home Loans, Inc.,
4.00%, 3/22/11	800	817,033

TOBACCO (1.0%)
Altria Group, Inc.:
9.70%, 11/10/18	2,750	3,399,459
9.25%, 8/06/19	1,100	1,340,491
9.95%, 11/10/38	1,200	1,564,212
Philip Morris International, Inc.:
4.88%, 5/16/13	2,200	2,322,443
5.65%, 5/16/18	1,300	1,367,054
6.38%, 5/16/38	1,500	1,621,389
Reynolds American, Inc.,
0.95%, 6/15/11 (a)	5,060	5,012,851

		16,627,899

TRANSPORTATION INFRASTRUCTURE (0.1%)
Con-way, Inc.,
6.70%, 5/01/34	2,500	1,962,070

WIRELESS TELECOMMUNICATION SERVICES (0.2%)
Vodafone Group Plc:
5.63%, 2/27/17	950	1,009,060
5.45%, 6/10/19	700	724,859
7.88%, 2/15/30 (e)	1,250	1,498,236

		3,232,155

TOTAL CORPORATE BONDS (32.3%)		527,768,207

FOREIGN AGENCY OBLIGATIONS
Brazilian Government International Bond:
5.88%, 1/15/19	7,600	8,094,000
5.63%, 1/07/41	1,500	1,413,750
Colombia Government International Bond,
7.38%, 3/18/19	1,900	2,151,750
Export-Import Bank of Korea,
8.13%, 1/21/14	1,800	2,089,598

236	See accompanying notes to financial statements.

COREALPHA BOND MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2009

	Par (000)	Value

FOREIGN AGENCY OBLIGATIONS (Cont.)
Peruvian Government International Bond,
7.13%, 3/30/19	$1,900	$2,185,000
Poland Government International Bond,
6.38%, 7/15/19	5,300	5,764,720
Republic of Korea,
7.13%, 4/16/19 (e)	3,800	4,355,560
Republic of Turkey,
7.50%, 11/07/19	2,000	2,255,000
Russian Foreign Bond – Eurobond,
7.50%, 3/31/30 (d)	1,692	1,909,845
South Africa Government International Bond,
6.88%, 5/27/19	2,100	2,357,250

TOTAL FOREIGN AGENCY OBLIGATIONS (2.0%)		32,576,473

NON-AGENCY MORTGAGE-BACKED SECURITIES

COLLATERALIZED MORTGAGE OBLIGATIONS (1.4%)
Citicorp Mortgage Securities, Inc.:
Series 2006-1 Class 2A1, 5.00%, 2/25/21 (c)	2,648	2,595,153
Series 2007-4 Class 2A1, 5.50%, 5/25/22	1,768	1,604,851
Countrywide Home Loan Mortgage Pass Through Trust:
Series 2004-13 Class 1A1, 5.50%, 8/25/34	4,956	4,954,618
Series 2005-HYB8 Class 4A1, 5.49%, 12/20/35 (a)	7,522	5,696,432
Deutsche ALT-A Securities, Inc. Alternate Loan Trust, Series 2006-AR3 Class A3,
0.32%, 8/25/36 (a)	931	914,575
Residential Asset Securitization Trust, Series 2004-A6 Class A1,
5.00%, 8/25/19	1,959	1,851,517
WaMu Mortgage Pass Through Certificates, Series 2005-AR17 Class A1B1,
0.48%, 12/25/45 (a)	2,548	2,484,878
Wells Fargo Mortgage Backed Securities Trust, Series 2006-1 Class A3,
5.00%, 3/25/21	3,362	3,177,024

		23,279,048

COMMERCIAL MORTGAGE-BACKED SECURITIES (5.9%)
Banc of America Commercial Mortgage, Inc.:
Series 2004-5 Class A2, 4.18%, 11/10/41	70	70,253

	Par (000)	Value

NON-AGENCY MORTGAGE-BACKED SECURITIES (Cont.)

COMMERCIAL MORTGAGE-BACKED SECURITIES (Cont.)

Banc of America Commercial Mortgage, Inc. (Cont.)
Series 2006-2 Class A4, 5.74%, 5/10/45 (a)	$3,245	$3,188,949
Citigroup Commercial Mortgage Trust, Series 2008-C7 Class A4,
6.09%, 12/10/49 (a)	2,500	2,244,858
Citigroup Deutsche Bank Commercial Mortgage Trust, Series 2006-CD2 Class A1,
5.30%, 1/15/46	2,993	3,035,039
Credit Suisse First Boston Mortgage Securities Corp.:
Series 2001-CF2 Class A4, 6.51%, 2/15/34	4,862	5,013,016
Series 2001-CK3 Class A4, 6.53%, 6/15/34	4,920	5,112,470
CW Capital Cobalt Ltd., Series 2006-C1 Class A4,
5.22%, 8/15/48	6,000	5,232,332
First Union National Bank Commercial Mortgage, Series 2000-C2 Class A2,
7.20%, 10/15/32	2,589	2,645,979
GE Capital Commercial Mortgage Corp., Series 2007-C1 Class A2,
5.42%, 12/10/49	1,945	1,958,029
GMAC Commercial Mortgage Securities, Inc., Series 2000-C3 Class A2,
6.96%, 9/15/35	5,698	5,862,533
Greenwich Capital Commercial Funding Corp., Series 2005-GG5 Class A5,
5.22%, 4/10/37 (a)	1,000	947,210
GS Mortgage Securities Corp. II, Series 2006-GG6 Class A1,
5.42%, 4/10/38	2,230	2,250,431
JPMorgan Chase Commercial Mortgage Securities Corp.:
Series 2001-CIB3 Class A2, 6.04%, 11/15/35	1,799	1,840,763
Series 2004-CBX Class A3, 4.18%, 1/12/37	2,306	2,303,773
Series 2005-CB12 Class A3A1, 4.82%, 9/12/37	6,500	6,525,340
Series 2007-CB19 Class A3, 5.75%, 2/12/49 (a)	4,300	4,039,136
Series 2007-LDPX Class A1S, 4.93%, 1/15/49	9,863	9,964,578
LB-UBS Commercial Mortgage Trust:
Series 2006-C1 Class A4, 5.16%, 2/15/31	2,800	2,710,602

See accompanying notes to financial statements.	237

COREALPHA BOND MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2009

	Par (000)	Value

NON-AGENCY MORTGAGE-BACKED SECURITIES (Cont.)

COMMERCIAL MORTGAGE-BACKED SECURITIES (Cont.)

LB-UBS Commercial Mortgage Trust (Cont.)
Series 2006-C7 Class A2, 5.30%, 11/15/38	$6,600	$6,710,516
Series 2007-C6 Class A4, 5.86%, 7/15/40 (a)	5,700	4,813,040
Merrill Lynch Countrywide Commercial Mortgage Trust:
Series 2006-1 Class A2, 5.44%, 2/12/39 (a)	5,000	5,074,359
Series 2006-3 Class A1, 4.71%, 7/12/46 (a)	1,400	1,421,938
Merrill Lynch Mortgage Trust:
Series 2006-C1 Class A1, 5.53%, 5/12/39 (a)	3,056	3,103,183
Series 2006-C2 Class A1, 5.60%, 8/12/43	1,504	1,529,206
PNC Mortgage Acceptance Corp., Series 2000-C2 Class A2,
7.30%, 10/12/33	3,554	3,628,656
Wachovia Bank Commercial Mortgage Trust, Series 2006-C23 Class A5,
5.42%, 1/15/45 (a)	5,700	5,445,629

		96,671,818

TOTAL NON-AGENCY MORTGAGE-BACKED SECURITIES (7.3%)		119,950,866

U.S. GOVERNMENT SPONSORED AGENCY SECURITIES

AGENCY OBLIGATIONS (2.7%)
Fannie Mae:
1.75%, 8/10/12 (e)	19,000	18,996,181
4.38%, 10/15/15	5,000	5,319,210
Freddie Mac,
2.13%, 9/21/12 (e)	18,900	19,101,020

		43,416,411

INTEREST ONLY COLLATERALIZED MORTGAGE OBLIGATIONS (0.0%)
Freddie Mac Mortgage-Backed Securities:
Series 2949 Class BI, 5.50%, 3/15/25	335	2,604
Series 2960 Class IO, 5.50%, 5/15/24	157	28
Series 2989 Class WI, 5.50%, 5/15/29	1,494	86,729
Series 3003 Class BI, 5.00%, 12/15/34	995	51,523
Series 3016 Class PI, 5.50%, 5/15/29	554	21,899

		162,783

	Par (000)	Value

U.S. GOVERNMENT SPONSORED AGENCY SECURITIES (Cont.)

MORTGAGE-BACKED SECURITIES (38.2%)
Fannie Mae Mortgage-Backed Securities:
2.87%, 8/01/33	$3,807	$3,919,132
2.92%, 5/01/33 (a)	5,822	5,980,309
4.00%, 1/01/25 – 1/01/40 (f)	25,000	24,512,031
4.01%, 1/01/35 (a)	2,734	2,808,596
4.50%, 1/01/25 – 1/01/40 (f)	44,000	44,190,313
5.00%, 1/01/18 – 3/01/34	69,270	71,675,484
5.08%, 4/01/37 (a)	1,391	1,452,554
5.11%, 1/01/36 (a)	2,967	3,107,225
5.50%, 9/01/19 – 12/01/36	73,982	77,882,292
6.00%, 11/01/22 – 1/01/40 (c) (f)	48,374	51,338,613
6.50%, 7/01/32 – 1/01/40 (f)	27,283	29,439,567
Freddie Mac Mortgage-Backed Securities:
2.59%, 10/01/33 (a)	2,239	2,294,473
4.00%, 1/01/25 – 1/01/40 (f)	15,000	14,756,406
4.50%, 8/01/20 – 1/01/40 (f)	53,369	53,813,990
4.61%, 4/01/38 (a)	14,228	14,787,800
5.00%, 10/01/20 – 1/01/40 (f)	49,168	50,681,706
5.50%, 12/01/27 – 1/01/40 (c) (f)	44,794	47,044,755
6.00%, 12/01/28 – 1/01/40 (f)	27,212	28,963,708
6.33%, 11/01/36 (a)	7,907	8,385,215
6.50%, 5/01/21 – 1/01/36	5,459	5,890,425
Ginnie Mae Mortgage-Backed Securities:
4.50%, 7/15/39 – 1/01/40 (f)	18,842	18,880,980
5.00%, 9/15/39 – 1/01/40 (f)	22,937	23,611,953
5.50%, 6/15/34 – 1/01/40 (f)	21,223	22,239,420
6.00%, 1/01/40 (f)	16,000	16,905,000

		624,561,947

TOTAL U.S. GOVERNMENT SPONSORED AGENCY SECURITIES (40.9%)		668,141,141

U.S. TREASURY OBLIGATIONS
U.S. Treasury Bond,
6.13%, 8/15/29 (g)	700	840,438
U.S. Treasury Inflation Indexed Note,
1.25%, 4/15/14	94,994	98,177,736
U.S. Treasury Note,
4.00%, 2/15/14 (g)	1,350	1,443,551

TOTAL U.S. TREASURY OBLIGATIONS (6.2%)		100,461,725

TOTAL LONG-TERM INVESTMENTS
(Cost: $1,577,581,724) (99.3%)		1,621,820,679

238	See accompanying notes to financial statements.

COREALPHA BOND MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2009

	Shares	Value

MONEY MARKET FUNDS
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.19% (h) (i) (j)	337,863,503	$337,863,503
BlackRock Cash Funds: Prime, SL Agency Shares, 0.17% (h) (i) (j)	9,006,982	9,006,982

TOTAL MONEY MARKET FUNDS
(Cost: $346,870,485) (21.2%)		346,870,485

TOTAL INVESTMENTS
(Cost: $1,924,452,209*) (120.5%)		1,968,691,164

LIABILITIES IN EXCESS OF OTHER ASSETS (-20.5%)		(334,731,054)

NET ASSETS (100.0%)		$1,633,960,110

*	The cost and unrealized appreciation (depreciation) of investments as of December 31, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$1,924,509,065

Gross unrealized appreciation	$44,182,099
Gross unrealized depreciation	—

Net unrealized appreciation	$44,182,099

(a)	Variable rate security. Rate shown is as of report date.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(c)	All or a portion of this security is valued in accordance with the Master Portfolio’s fair valuation policy.
(d)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown reflects the effective yield at the time of purchase.
(e)	All or a portion of this security is on loan.
(f)	Represents or includes a “to-be-announced” (“TBA”) transaction. Unsettled TBA transactions as of report date were as follows:

Counterparty	Market Value	Unrealized Depreciation

BNP Paribas	$34,912,500	$(481,250)

Credit Suisse Securities LLC	22,100,000	(162,891)

Deutsche Bank Securities, Inc.	31,837,500	(172,734)

Goldman Sachs & Co.	29,929,531	(274,050)

JPMorgan Securities, Ltd.	73,353,906	(705,453)

Morgan Stanley Capital Services, Inc.	34,670,313	(359,950)

UBS Securities LLC	29,877,188	(291,797)

(g)	All or a portion of this security has been pledged as collateral in connection with open financial futures contracts.
(h)	Represents the seven-day yield as of report date.
(i)	Investments in companies considered to be an affiliate of the Master Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Income

BlackRock Cash Funds: Institutional	$167,930,106	$798,035

BlackRock Cash Funds: Prime	2,563,665	13,947

(j)	All or a portion of this security was purchased with the cash collateral from securities loaned.

For Master Portfolio compliance purposes, the Master Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Master Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

Financial futures contracts purchased as of December 31, 2009 were as follows:

Contracts	Issue	Exchange	Expiration Date	Face Value	Unrealized Depreciation

1,409	5-Year U.S. Treasury Notes	Chicago	Mar-10	$161,165,384	$(2,488,108)

53	10-Year U.S. Treasury Notes	Chicago	Mar-10	6,119,016	(112)

637	30-Year U.S. Treasury Bond	Chicago	Mar-10	73,493,875	(2,929,007)

					$(5,417,227)

Financial futures contracts sold as of December 31, 2009 were as follows:

Contracts	Issue	Exchange	Expiration Date	Face Value	Unrealized Appreciation

1,268	2-Year U.S. Treasury Notes	Chicago	Mar-10	$(274,224,814)	$1,601,450

Credit default swaps on single-name issues – buy protection outstanding as of December 31, 2009 were as follows:

Issuer	Pay Rate	Counterparty	Expiration	Notional Amount (000)	Unrealized Appreciation (Depreciation)

General Electric Capital Corp.	3.25%	Deutsche Bank AG	Dec-13	$4,000	$244,571

SLM Corp.	5.00%	JPMorgan Chase Bank NA	Dec-13	900	(2,910)

Total					$241,661

See accompanying notes to financial statements.	239

COREALPHA BOND MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2009

Credit default swaps on single-name issues – sold protection outstanding as of December 31, 2009 were as follows:

Issuer	Received Fixed Rate	Counterparty	Expiration	Credit Rating[1]	Notional Amount (000)[2]	Unrealized Appreciation (Depreciation)

Con-Way Inc.	0.65%	JPMorgan Chase Bank NA	Jan-10	BBB-	$2,500	$39,178

Con-Way Inc.	0.71%	JPMorgan Chase Bank NA	Jan-10	BBB-	1,250	19,550

Bank of America Corp.	6.80%	Deutsche Bank AG	Jun-14	A-	1,500	(328,138)

Total						$(269,410)

[1]	Using Standard & Poor’s ratings.
[2]

The maximum potential amount the Master Portfolio may be required to pay should a negative credit event take place as defined under the terms of the agreement. See Note 2 of the Notes to Financial Statements.

Credit default swaps on traded indexes – buy protection outstanding as of December 31, 2009 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration	Notional Amount (000)	Unrealized Appreciation

Dow Jones CDX North America Investment Grade	1.00%	JPMorgan Chase Bank NA	Jan-10	$32,000	$232,845

Credit default swaps on traded indexes – sold protection outstanding as of December 31, 2009 were as follows:

Issuer	Received Fixed Rate	Counterparty	Expiration	Credit Rating[3]	Notional Amount (000)[4]	Unrealized Depreciation

Dow Jones CDX North America Investment Grade	1.00%	JPMorgan Chase Bank NA	Jun-14	BBB+	$29,760	$(235,819)

Dow Jones CDX North America Investment Grade	1.00%	Morgan Stanley Capital Services, Inc.	Dec-14	BBB+	23,500	(170,995)

Total						$(406,814)

[3]	Using Standard & Poor’s weighted average ratings of the underlying securities in the index.
[4]

The maximum potential amount the Master Portfolio may be required to pay should a negative credit event take place as defined under the terms of the agreement. See Note 2 of the Notes to Financial Statements.

Fair Value Measurements – Various inputs are used in determining the fair value of investments, which are as follows:

Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Master Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

240	See accompanying notes to financial statements.

COREALPHA BOND MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2009

The following table summarizes the inputs used as of December 31, 2009 in determining the fair valuation of the Master Portfolio’s investments:

Valuation Inputs	Investments in Securities
Assets

Level 1

Money Market Funds	$346,870,485

Level 2

Long-Term Investments:

Asset-Backed Securities	149,827,458

Capital Trusts	14,263,364

Corporate Bonds	527,768,207

Foreign Agency Obligations	32,576,473

Non-Agency Mortgage-Backed Securities	117,355,713

U.S. Government Sponsored Agency Securities	646,499,496

U.S. Treasury Obligations	100,461,725

Total Level 2	1,588,752,436

Level 3

Long-Term Investments:

Asset-Backed Securities	8,831,446

Non-Agency Mortgage-Backed Securities	2,595,153

U.S. Government Sponsored Agency Securities	21,641,644

Total Level 3	33,068,243

Total	$1,968,691,164

Valuation Inputs	Other Financial Instruments[1]
	Assets	Liabilities

Level 1	$1,601,450	$(5,417,227)

Level 2	536,144	(1,144,676)

Level 3	—	—

Total	$2,137,594	$(6,561,903)

[1]	Other financial instruments are swaps and financial futures contracts, which are shown at the unrealized appreciation/depreciation on the financial instrument.

The following is a reconciliation of investments for unobservable inputs (Level 3) used in determining fair value:

	Asset- Backed Securities	Collateralized Mortgage Obligations	Corporate Bonds	Mortgage- Backed Securities	Total

Balance, as of December 31, 2008	$2,668,170	$21,774,832	$2,531,250	$—	$26,974,252

Accrued discounts/premiums	—	30	—	—	30

Realized gain (loss)	47,648	1,616,567	114,375	(40,576)	1,738,014

Change in unrealized appreciation (depreciation)[2]	11,603	16,551	—	12,889	41,043

Net purchases (sales)	8,772,195	(9,293,623)	(2,441,875)	21,669,331	18,706,028

Net transfers in/out of Level 3	(2,668,170)	(11,519,204)	(203,750)	—	(14,391,124)

Balance, as of December 31, 2009	$8,831,446	$2,595,153	$—	$21,641,644	$33,068,243

[2]      Included in the related net change of unrealized appreciation/depreciation on the Statement of Operations. The change in unrealized appreciation/depreciation on securities still held at December 31, 2009 was $41,043.

See accompanying notes to financial statements.	241

S&P 500 STOCK MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS

December 31, 2009

	Shares	Value

COMMON STOCKS

CONSUMER DISCRETIONARY (10.5%)

AUTO COMPONENTS (0.2%)
The Goodyear Tire & Rubber Co. (a)	48,235	$680,114
Johnson Controls, Inc.	134,925	3,675,357

		4,355,471

AUTOMOBILES (0.4%)
Ford Motor Co. (a)	666,371	6,663,710
Harley-Davidson, Inc. (b)	47,092	1,186,718

		7,850,428

DISTRIBUTORS (0.1%)
Genuine Parts Co.	32,607	1,237,762

DIVERSIFIED CONSUMER SERVICES (0.2%)
Apollo Group, Inc. Class A (a)	25,934	1,571,082
DeVry, Inc.	12,640	717,067
H&R Block, Inc.	66,797	1,510,948

		3,799,097

HOTELS, RESTAURANTS & LEISURE (1.5%)
Carnival Corp. (a)	88,592	2,807,481
Darden Restaurants, Inc. (b)	28,429	997,005
International Game Technology	59,686	1,120,306
Marriott International, Inc. Class A (b)	50,560	1,377,760
McDonald’s Corp.	218,280	13,629,403
Starbucks Corp. (a)	150,723	3,475,672
Starwood Hotels & Resorts Worldwide, Inc. (b)	37,947	1,387,722
Wyndham Worldwide Corp. (b)	35,154	709,056
Wynn Resorts, Ltd.	13,971	813,531
Yum! Brands, Inc.	94,775	3,314,282

		29,632,218

HOUSEHOLD DURABLES (0.3%)
The Black & Decker Corp.	12,384	802,855
D.R. Horton, Inc.	54,843	596,143
Fortune Brands, Inc. (b)	30,227	1,305,806
Harman International Industries, Inc.	13,923	491,204
Leggett & Platt, Inc. (b)	30,830	628,932
Lennar Corp. Class A	31,059	396,624
Newell Rubbermaid, Inc. (b)	55,415	831,779
Pulte Homes, Inc. (a)	61,674	616,740
Whirlpool Corp. (b)	14,840	1,196,994

		6,867,077

INTERNET & CATALOG RETAIL (0.6%)
Amazon.com, Inc. (a)	67,459	9,074,585
Expedia, Inc. (a) (b)	42,183	1,084,525
priceline.com, Inc. (a) (b)	8,793	1,921,270

		12,080,380

	Shares	Value

COMMON STOCKS (Cont.)

CONSUMER DISCRETIONARY (Cont.)

LEISURE EQUIPMENT & PRODUCTS (0.1%)
Eastman Kodak Co. (a) (b)	53,284	$224,858
Hasbro, Inc. (b)	25,455	816,087
Mattel, Inc.	72,074	1,440,039

		2,480,984

MEDIA (2.8%)
CBS Corp. Class B	136,762	1,921,506
Comcast Corp. Class A	577,537	9,737,274
DirecTV Class A (a)	192,810	6,430,213
Gannett Co., Inc. (b)	48,072	713,869
Interpublic Group of Cos., Inc. (a) (b)	99,201	732,103
The McGraw-Hill Cos., Inc.	63,078	2,113,744
Meredith Corp.	6,969	214,994
The New York Times Co. Class A (a)	24,016	296,838
News Corp. Class A	456,111	6,244,160
Omnicom Group, Inc. (b)	62,915	2,463,122
Scripps Networks Interactive, Inc. Class A	17,681	733,762
Time Warner Cable, Inc.	71,444	2,957,067
Time Warner, Inc.	236,303	6,885,869
Viacom, Inc. Class B (a)	122,834	3,651,855
The Walt Disney Co. (b)	388,743	12,536,962
The Washington Post Co. Class B	1,264	555,654

		58,188,992

MULTILINE RETAIL (1.9%)
Big Lots, Inc. (a)	17,175	497,732
Family Dollar Stores, Inc.	28,451	791,791
J.C. Penney Co., Inc. (b)	47,931	1,275,444
Kohl’s Corp. (a) (b)	61,604	3,322,304
Macy’s, Inc. (b)	84,900	1,422,924
Nordstrom, Inc. (b)	33,577	1,261,824
Sears Holdings Corp. (a) (b)	9,927	828,408
Target Corp. (b)	152,252	7,364,429
Wal-Mart Stores, Inc.	431,456	23,061,323

		39,826,179

SPECIALTY RETAIL (1.9%)
Abercrombie & Fitch Co. Class A	17,986	626,812
AutoNation, Inc. (a) (b)	19,167	367,048
AutoZone, Inc. (a) (b)	6,104	964,859
Bed Bath & Beyond, Inc. (a) (b)	53,402	2,062,919
Best Buy Co., Inc.	68,559	2,705,338
GameStop Corp. Class A (a) (b)	33,806	741,704
The Gap, Inc.	96,646	2,024,734
The Home Depot, Inc.	344,013	9,952,296
Limited Brands, Inc.	54,571	1,049,946
Lowe’s Cos., Inc.	297,916	6,968,255
O’Reilly Automotive, Inc. (a) (b)	27,733	1,057,182
Office Depot, Inc. (a) (b)	56,955	367,360

242	See accompanying notes to financial statements.

S&P 500 STOCK MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2009

	Shares	Value

COMMON STOCKS (Cont.)

CONSUMER DISCRETIONARY (Cont.)

SPECIALTY RETAIL (Cont.)
RadioShack Corp. (b)	24,694	$481,533
Ross Stores, Inc. (b)	24,846	1,061,173
The Sherwin-Williams Co. (b)	18,925	1,166,726
Staples, Inc.	145,520	3,578,337
The TJX Cos., Inc.	85,076	3,109,528
Tiffany & Co.	25,327	1,089,061

		39,374,811

TEXTILES, APPAREL & LUXURY GOODS (0.5%)
Coach, Inc.	64,329	2,349,938
NIKE, Inc. Class B	78,843	5,209,157
Polo Ralph Lauren Corp.	11,591	938,639
VF Corp. (b)	18,052	1,322,129

		9,819,863

TOTAL CONSUMER DISCRETIONARY		215,513,262

CONSUMER STAPLES (10.0%)

BEVERAGES (2.6%)
Brown-Forman Corp. Class B (b)	22,343	1,196,915
The Coca-Cola Co.	468,532	26,706,324
Coca-Cola Enterprises, Inc.	64,362	1,364,474
Constellation Brands, Inc. (a)	40,667	647,825
Dr Pepper Snapple Group, Inc.	50,652	1,433,452
Molson Coors Brewing Co. Class B (b)	31,860	1,438,798
Pepsi Bottling Group, Inc.	29,210	1,095,375
PepsiCo, Inc.	315,563	19,186,230

		53,069,393

FOOD & STAPLES RETAILING (1.5%)
CVS Caremark Corp.	285,398	9,192,670
Costco Wholesale Corp.	88,279	5,223,468
The Kroger Co.	131,983	2,709,611
SUPERVALU, Inc. (b)	43,040	547,038
Safeway, Inc.	82,562	1,757,745
Sysco Corp.	119,857	3,348,805
Walgreen Co. (b)	200,109	7,348,002
Whole Foods Market, Inc. (a) (b)	27,988	768,271

		30,895,610

FOOD PRODUCTS (1.6%)
Archer Daniels Midland Co. (b)	130,127	4,074,276
Campbell Soup Co.	38,652	1,306,438
ConAgra Foods, Inc.	89,353	2,059,587
Dean Foods Co. (a)	36,292	654,708
General Mills, Inc.	66,140	4,683,373
H.J. Heinz Co.	63,337	2,708,290
The Hershey Co.	33,349	1,193,561
Hormel Foods Corp.	14,312	550,296
The J.M. Smucker Co.	23,730	1,465,328
Kellogg Co. (b)	51,553	2,742,620

	Shares	Value

COMMON STOCKS (Cont.)

CONSUMER STAPLES (Cont.)

FOOD PRODUCTS (Cont.)
Kraft Foods, Inc. Class A (a)	298,908	$8,124,319
McCormick & Co., Inc. (b)	26,655	963,045
Sara Lee Corp. (b)	140,064	1,705,980
Tyson Foods, Inc. Class A	62,224	763,488

		32,995,309

HOUSEHOLD PRODUCTS (2.5%)
Colgate-Palmolive Co.	100,604	8,264,619
The Clorox Co.	28,426	1,733,986
Kimberly-Clark Corp.	84,098	5,357,883
The Procter & Gamble Co.	590,720	35,815,354

		51,171,842

PERSONAL PRODUCTS (0.3%)
Avon Products, Inc.	86,698	2,730,987
The Estee Lauder Cos., Inc. Class A	24,028	1,161,994
Mead Johnson Nutrition Co.	40,873	1,786,150

		5,679,131

TOBACCO (1.5%)
Altria Group, Inc.	419,309	8,231,036
Lorillard, Inc.	32,582	2,614,054
Philip Morris International, Inc.	385,177	18,561,679
Reynolds American, Inc. (b)	34,302	1,816,977

		31,223,746

TOTAL CONSUMER STAPLES		205,035,031

ENERGY (11.3%)

ENERGY EQUIPMENT & SERVICES (1.8%)
BJ Services Co.	59,107	1,099,390
Baker Hughes, Inc. (b)	62,760	2,540,525
Cameron International Corp. (a) (b)	48,905	2,044,229
Diamond Offshore Drilling, Inc. (b)	14,037	1,381,521
FMC Technologies, Inc. (a) (b)	24,849	1,437,266
Halliburton Co.	182,600	5,494,434
Nabors Industries Ltd. (a)	57,028	1,248,343
National Oilwell Varco, Inc.	84,757	3,736,936
Rowan Cos., Inc. (a)	23,256	526,516
Schlumberger Ltd.	242,854	15,807,367
Smith International, Inc. (b)	49,283	1,339,019

		36,655,546

OIL, GAS & CONSUMABLE FUELS (9.5%)
Anadarko Petroleum Corp. (b)	99,492	6,210,291
Apache Corp.	68,039	7,019,584
Cabot Oil & Gas Corp. (b)	20,684	901,616
Chesapeake Energy Corp. (b)	130,699	3,382,490
Chevron Corp.	405,646	31,230,685
ConocoPhillips	300,077	15,324,932
CONSOL Energy, Inc.	36,462	1,815,808

See accompanying notes to financial statements.	243

S&P 500 STOCK MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2009

	Shares	Value

COMMON STOCKS (Cont.)

ENERGY (Cont.)

OIL, GAS & CONSUMABLE FUELS (Cont.)
Denbury Resources, Inc. (a) (b)	51,007	$754,904
Devon Energy Corp.	89,895	6,607,282
EOG Resources, Inc. (b)	51,103	4,972,322
El Paso Corp.	139,730	1,373,546
Exxon Mobil Corp.	959,709	65,442,557
Hess Corp.	58,490	3,538,645
Marathon Oil Corp.	143,362	4,475,762
Massey Energy Co. (b)	17,498	735,091
Murphy Oil Corp.	38,677	2,096,293
Noble Energy, Inc.	34,789	2,477,673
Occidental Petroleum Corp.	164,176	13,355,718
Peabody Energy Corp.	54,337	2,456,576
Pioneer Natural Resources Co. (b)	22,944	1,105,212
Range Resources Corp. (b)	31,786	1,584,532
Southwestern Energy Co. (a)	69,361	3,343,200
Spectra Energy Corp. (b)	131,402	2,695,055
Sunoco, Inc. (b)	23,728	619,301
Tesoro Corp. (b)	28,979	392,665
Valero Energy Corp.	114,054	1,910,404
The Williams Cos., Inc.	118,051	2,488,515
XTO Energy, Inc.	117,493	5,466,949

		193,777,608

TOTAL ENERGY		230,433,154

FINANCIALS (14.1%)

CAPITAL MARKETS (2.7%)
Ameriprise Financial, Inc.	51,023	1,980,713
The Bank of New York Mellon Corp.	243,747	6,817,604
The Charles Schwab Corp.	191,517	3,604,350
E*TRADE Financial Corp. (a)	300,715	526,251
Federated Investors, Inc. Class B	18,116	498,190
Franklin Resources, Inc.	30,205	3,182,097
The Goldman Sachs Group, Inc.	103,967	17,553,788
Invesco Ltd.	85,763	2,014,573
Janus Capital Group, Inc.	36,685	493,413
Legg Mason, Inc.	32,929	993,139
Morgan Stanley (b)	275,087	8,142,575
Northern Trust Corp.	48,967	2,565,871
State Street Corp.	100,209	4,363,100
T Rowe Price Group, Inc.	51,669	2,751,374

		55,487,038

COMMERCIAL BANKS (2.7%)
BB&T Corp.	139,348	3,535,259
Comerica, Inc.	30,769	909,839
Fifth Third Bancorp	161,628	1,575,873
First Horizon National Corp. (a)	43,391	581,433
Huntington Bancshares, Inc.	145,740	531,951
KeyCorp	178,242	989,243

	Shares	Value

COMMON STOCKS (Cont.)

FINANCIALS (Cont.)

COMMERCIAL BANKS (Cont.)
M&T Bank Corp. (b)	16,746	$1,120,140
Marshall & Ilsley Corp.	102,859	560,582
PNC Financial Services Group, Inc. (c)	93,431	4,932,222
Regions Financial Corp.	241,386	1,276,932
SunTrust Banks, Inc.	101,510	2,059,638
U.S. Bancorp	386,966	8,710,605
Wells Fargo & Co.	1,032,356	27,863,288
Zions BanCorp. (b)	26,383	338,494

		54,985,499

CONSUMER FINANCE (0.8%)
American Express Co.	240,587	9,748,585
Capital One Financial Corp.	91,172	3,495,535
Discover Financial Services	108,882	1,601,654
SLM Corp. (a)	95,835	1,080,060

		15,925,834

DIVERSIFIED FINANCIAL SERVICES (4.2%)
Bank of America Corp.	2,009,133	30,257,543
CME Group, Inc.	13,460	4,521,887
Citigroup, Inc.	3,935,405	13,026,191
IntercontinentalExchange, Inc. (a)	14,838	1,666,307
JPMorgan Chase & Co.	796,752	33,200,656
Leucadia National Corp. (a)	38,525	916,510
Moody’s Corp. (b)	39,532	1,059,458
The NASDAQ OMX Group, Inc. (a)	28,872	572,243
NYSE Euronext	51,778	1,309,983

		86,530,778

INSURANCE (2.4%)
Aon Corp.	54,848	2,102,872
Aflac, Inc. (b)	94,768	4,383,020
The Allstate Corp. (b)	107,743	3,236,600
American International Group, Inc. (a) (b)	27,346	819,833
Assurant, Inc.	22,944	676,389
Chubb Corp. (b)	69,225	3,404,485
Cincinnati Financial Corp. (b)	32,753	859,439
Genworth Financial, Inc. Class A (a)	97,673	1,108,588
Hartford Financial Services Group, Inc.	77,795	1,809,512
Lincoln National Corp.	61,225	1,523,278
Loews Corp.	73,192	2,660,529
Marsh & McLennan Cos., Inc.	106,611	2,353,971
MetLife, Inc.	165,750	5,859,262
Principal Financial Group, Inc.	64,851	1,559,018
The Progressive Corp. (a) (b)	135,129	2,430,971
Prudential Financial, Inc.	93,389	4,647,037
Torchmark Corp.	16,467	723,725
The Travelers Cos., Inc.	110,621	5,515,563

244	See accompanying notes to financial statements.

S&P 500 STOCK MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2009

	Shares	Value

COMMON STOCKS (Cont.)

FINANCIALS (Cont.)

INSURANCE (Cont.)
Unum Group	67,469	$1,316,995
XL Capital Ltd. Class A	68,064	1,247,613

		48,238,700

REAL ESTATE INVESTMENT TRUSTS (REITs) (1.2%)
Apartment Investment & Management Co.	24,068	383,162
AvalonBay Communities, Inc.	16,301	1,338,475
Boston Properties, Inc.	27,755	1,861,528
Equity Residential (b)	55,502	1,874,857
HCP, Inc. (b)	59,581	1,819,604
Health Care REIT, Inc. (b)	24,531	1,087,214
Host Hotels & Resorts, Inc. (a) (b)	128,396	1,498,381
Kimco Realty Corp.	79,617	1,077,218
Plum Creek Timber Co., Inc. (b)	32,626	1,231,958
ProLogis	94,194	1,289,516
Public Storage	27,586	2,246,880
Simon Property Group, Inc.	58,106	4,636,859
Ventas, Inc. (b)	31,855	1,393,338
Vornado Realty Trust	31,820	2,225,491

		23,964,481

REAL ESTATE MANAGEMENT & DEVELOPMENT (0.0%)
CB Richard Ellis Group, Inc. Class A (a)	52,965	718,735

THRIFTS & MORTGAGE FINANCE (0.1%)
Hudson City Bancorp, Inc.	94,054	1,291,361
People’s United Financial, Inc. (b)	69,207	1,155,757

		2,447,118

TOTAL FINANCIALS		288,298,183

HEALTH CARE (12.4%)

BIOTECHNOLOGY (1.5%)
Amgen, Inc. (a)	204,747	11,582,538
Biogen Idec, Inc. (a)	58,567	3,133,335
Celgene Corp. (a)	93,033	5,180,077
Cephalon, Inc. (a) (b)	15,137	944,700
Genzyme Corp. (a) (b)	53,824	2,637,914
Gilead Sciences, Inc. (a)	182,107	7,881,591

		31,360,155

HEALTH CARE EQUIPMENT & SUPPLIES (2.0%)
Baxter International, Inc.	122,009	7,159,488
Becton Dickinson & Co. (b)	48,046	3,788,907
Boston Scientific Corp. (a)	306,299	2,756,691
C.R. Bard, Inc.	19,564	1,524,036
CareFusion Corp. (a)	34,979	874,825
DENTSPLY International, Inc. (b)	30,794	1,083,025

	Shares	Value

COMMON STOCKS (Cont.)

HEALTH CARE (Cont.)

HEALTH CARE EQUIPMENT & SUPPLIES (Cont.)
Hospira, Inc. (a)(b)	32,908	$1,678,308
Intuitive Surgical, Inc. (a)	7,664	2,324,644
Medtronic, Inc. (b)	223,926	9,848,265
St. Jude Medical, Inc. (a)	67,802	2,493,758
Stryker Corp.	57,254	2,883,884
Varian Medical Systems, Inc. (a) (b)	24,715	1,157,898
Zimmer Holdings, Inc. (a)	43,199	2,553,493

		40,127,222

HEALTH CARE PROVIDERS & SERVICES (2.1%)
Aetna, Inc.	87,892	2,786,176
AmerisourceBergen Corp. (b)	58,570	1,526,920
CIGNA Corp.	55,622	1,961,788
Cardinal Health, Inc.	73,639	2,374,121
Coventry Health Care, Inc. (a) (b)	30,271	735,283
DaVita, Inc. (a)	20,804	1,222,027
Express Scripts, Inc. (a)	55,633	4,809,473
Humana, Inc. (a)	33,875	1,486,774
Laboratory Corp. of America Holdings (a) (b)	21,584	1,615,347
McKesson Corp. (b)	54,306	3,394,125
Medco Health Solutions, Inc. (a)	96,509	6,167,890
Patterson Cos., Inc. (a)(b)	18,873	528,066
Quest Diagnostics, Inc. (b)	31,071	1,876,067
Tenet Healthcare Corp. (a)	89,297	481,311
UnitedHealth Group, Inc.	235,157	7,167,585
WellPoint, Inc. (a)	92,795	5,409,021

		43,541,974

HEALTH CARE TECHNOLOGY (0.1%)
IMS Health, Inc.	35,916	756,391

LIFE SCIENCES TOOLS & SERVICES—0.4%
Life Technologies Corp. (a)	35,755	1,867,484
Millipore Corp. (a) (b)	11,124	804,821
PerkinElmer, Inc.	22,859	470,667
Thermo Fisher Scientific, Inc. (a)	82,714	3,944,631
Waters Corp. (a)	19,285	1,194,898

		8,282,501

PHARMACEUTICALS (6.3%)
Abbott Laboratories	312,810	16,888,612
Allergan, Inc.	62,303	3,925,712
Bristol-Myers Squibb Co.	346,235	8,742,434
Eli Lilly & Co.	204,631	7,307,373
Forest Laboratories, Inc. (a)	60,372	1,938,545
Johnson & Johnson	557,840	35,930,474
King Pharmaceuticals, Inc. (a)	50,653	621,512
Merck & Co., Inc.	617,644	22,568,712
Mylan, Inc. (a) (b)	61,932	1,141,407

See accompanying notes to financial statements.	245

S&P 500 STOCK MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2009

	Shares	Value

COMMON STOCKS (Cont.)

HEALTH CARE (Cont.)

PHARMACEUTICALS (Cont.)
Pfizer, Inc.	1,631,597	$29,678,749
Watson Pharmaceuticals, Inc. (a)	21,716	860,171

		129,603,701

TOTAL HEALTH CARE		253,671,944

INDUSTRIALS (10.0%)

AEROSPACE & DEFENSE (2.7%)
The Boeing Co.	147,030	7,958,734
General Dynamics Corp.	78,111	5,324,827
Goodrich Corp. (b)	25,169	1,617,108
Honeywell International, Inc.	153,737	6,026,490
ITT Corp. (b)	36,867	1,833,765
L-3 Communications Holdings, Inc.	23,555	2,048,107
Lockheed Martin Corp.	64,769	4,880,344
Northrop Grumman Corp. (b)	63,578	3,550,831
Precision Castparts Corp.	28,524	3,147,623
Raytheon Co.	77,628	3,999,395
Rockwell Collins, Inc.	31,429	1,739,909
United Technologies Corp.	189,633	13,162,427

		55,289,560

AIR FREIGHT & LOGISTICS (1.0%)
C.H. Robinson Worldwide, Inc.	34,058	2,000,226
Expeditors International of Washington, Inc.	43,037	1,494,675
FedEx Corp. (b)	63,274	5,280,215
United Parcel Service, Inc. Class B (b)	200,829	11,521,560

		20,296,676

AIRLINES (0.1%)
Southwest Airlines Co. (b)	150,333	1,718,306

BUILDING PRODUCTS (0.0%)
Masco Corp.	71,148	982,554

COMMERCIAL SERVICES & SUPPLIES (0.5%)
Avery Dennison Corp.	23,083	842,299
Cintas Corp. (b)	25,888	674,382
Iron Mountain, Inc. (a)	36,926	840,436
Pitney Bowes, Inc.	42,240	961,383
R.R. Donnelley & Sons Co.	40,990	912,847
Republic Services, Inc.	65,120	1,843,547
Stericycle, Inc. (a) (b)	17,183	947,986
Waste Management, Inc. (b)	99,243	3,355,406

		10,378,286

CONSTRUCTION & ENGINEERING (0.2%)
Fluor Corp.	36,383	1,638,690
Jacobs Engineering Group, Inc. (a) (b)	25,372	954,241
Quanta Services, Inc. (a)	41,459	864,006

		3,456,937

	Shares	Value

COMMON STOCKS (Cont.)

INDUSTRIALS (Cont.)

ELECTRICAL EQUIPMENT (0.5%)
Emerson Electric Co. (b)	152,245	$6,485,637
First Solar, Inc. (a)(b)	9,839	1,332,201
Rockwell Automation, Inc. (b)	28,643	1,345,648
Roper Industries, Inc.	18,408	964,027

		10,127,513

INDUSTRIAL CONGLOMERATES (2.2%)
3M Co. (b)	142,857	11,809,988
General Electric Co.	2,152,761	32,571,274
Textron, Inc. (b)	54,796	1,030,713

		45,411,975

MACHINERY (1.6%)
Caterpillar, Inc. (b)	126,026	7,182,222
Cummins, Inc.	40,365	1,851,139
Danaher Corp.	52,761	3,967,627
Deere & Co.	85,653	4,632,971
Dover Corp.	37,889	1,576,561
Eaton Corp.	33,705	2,144,312
Flowserve Corp.	11,217	1,060,343
Illinois Tool Works, Inc.	78,159	3,750,851
PACCAR, Inc. (b)	72,921	2,644,845
Pall Corp.	23,982	868,148
Parker Hannifin Corp.	32,117	1,730,464
Snap-On, Inc. (b)	11,836	500,189
The Stanley Works (b)	16,479	848,833

		32,758,505

PROFESSIONAL SERVICES (0.1%)
Dun & Bradstreet Corp. (b)	10,510	886,729
Equifax, Inc.	24,910	769,470
Monster Worldwide, Inc. (a) (b)	26,159	455,166
Robert Half International, Inc. (b)	30,282	809,438

		2,920,803

ROAD & RAIL (1.0%)
Burlington Northern Santa Fe Corp.	53,075	5,234,256
CSX Corp.	79,577	3,858,689
Norfolk Southern Corp.	74,613	3,911,213
Ryder System, Inc. (b)	11,550	475,514
Union Pacific Corp. (b)	102,124	6,525,724

		20,005,396

TRADING COMPANIES & DISTRIBUTORS (0.1%)
Fastenal Co. (b)	26,957	1,122,489
W.W. Grainger, Inc. (b)	12,661	1,225,965

		2,348,454

TOTAL INDUSTRIALS		205,694,965

246	See accompanying notes to financial statements.

S&P 500 STOCK MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2009

	Shares	Value

COMMON STOCKS (Cont.)

INFORMATION TECHNOLOGY (19.5%)

COMMUNICATIONS EQUIPMENT (2.5%)
Cisco Systems, Inc. (a)	1,163,163	$27,846,122
Harris Corp.	26,220	1,246,761
JDS Uniphase Corp. (a)	43,679	360,352
Juniper Networks, Inc. (a)	106,277	2,834,407
Motorola, Inc. (a) (b)	467,653	3,628,987
QUALCOMM, Inc.	337,823	15,627,692
Tellabs, Inc. (a)	74,485	423,075

		51,967,396

COMPUTERS & PERIPHERALS (5.8%)
Apple, Inc. (a)	182,102	38,398,028
Dell, Inc. (a)	348,681	5,007,059
EMC Corp. (a)	411,514	7,189,150
Hewlett-Packard Co.	479,443	24,696,109
International Business Machines Corp.	265,591	34,765,862
Lexmark International, Inc. Class A (a) (b)	15,437	401,053
NetApp, Inc. (a)	68,857	2,367,992
QLogic Corp. (a) (b)	23,644	446,162
SanDisk Corp. (a) (b)	45,450	1,317,595
Sun Microsystems, Inc. (a)	153,364	1,437,021
Teradata Corp. (a)	34,341	1,079,338
Western Digital Corp. (a)	45,619	2,014,079

		119,119,448

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS (0.6%)
Agilent Technologies, Inc. (a) (b)	69,754	2,167,257
Amphenol Corp. Class A (b)	34,499	1,593,164
Corning, Inc. (b)	313,469	6,053,086
FLIR Systems, Inc. (a)	30,495	997,796
Jabil Circuit, Inc.	39,243	681,651
Molex, Inc. (b)	28,010	603,616

		12,096,570

IT SERVICES (1.6%)
Affiliated Computer Services, Inc. Class A (a)	19,885	1,186,936
Automatic Data Processing, Inc.	101,987	4,367,083
Cognizant Technology Solutions Corp. Class A (a)	59,772	2,707,672
Computer Sciences Corp. (a)	31,043	1,785,904
Fidelity National Information Services, Inc.	65,404	1,533,070
Fiserv, Inc. (a)	31,116	1,508,504
Mastercard, Inc. Class A	19,443	4,977,019
Paychex, Inc. (b)	65,259	1,999,536
SAIC, Inc. (a)	60,876	1,152,991
Total System Services, Inc. (b)	39,638	684,548
Visa, Inc. Class A (b)	90,315	7,898,950
The Western Union Co.	140,358	2,645,748

		32,447,961

	Shares	Value

COMMON STOCKS (Cont.)

INFORMATION TECHNOLOGY (Cont.)

INTERNET SOFTWARE & SERVICES (2.0%)
Akamai Technologies, Inc. (a) (b)	34,970	$885,790
eBay, Inc. (a)	227,759	5,361,447
Google, Inc. Class A (a)	48,754	30,226,505
VeriSign, Inc. (a)	37,990	920,877
Yahoo!, Inc. (a)	241,273	4,048,561

		41,443,180

OFFICE ELECTRONICS (0.1%)
Xerox Corp.	175,551	1,485,161

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (2.6%)
Advanced Micro Devices, Inc. (a)	114,752	1,110,799
Altera Corp.	58,815	1,330,984
Analog Devices, Inc.	58,347	1,842,598
Applied Materials, Inc.	269,951	3,763,117
Broadcom Corp. Class A (a)	87,311	2,745,931
Intel Corp.	1,116,636	22,779,375
KLA-Tencor Corp.	34,633	1,252,329
LSI Corp. (a)	133,993	805,298
Linear Technology Corp.	45,408	1,386,760
MEMC Electronic Materials, Inc. (a) (b)	44,573	607,084
Microchip Technology, Inc. (b)	36,416	1,058,249
Micron Technology, Inc. (a)	172,449	1,821,062
NVIDIA Corp. (a) (b)	111,702	2,086,593
National Semiconductor Corp. (b)	47,302	726,559
Novellus Systems, Inc. (a) (b)	19,918	464,886
Teradyne, Inc. (a)	35,964	385,894
Texas Instruments, Inc.	253,596	6,608,712
Xilinx, Inc. (b)	55,940	1,401,856

		52,178,086

SOFTWARE (4.3%)
Adobe Systems, Inc. (a)	105,336	3,874,258
Autodesk, Inc. (a)	46,621	1,184,640
BMC Software, Inc. (a)	37,049	1,485,665
CA, Inc.	79,267	1,780,337
Citrix Systems, Inc. (a) (b)	37,151	1,545,853
Compuware Corp. (a)	45,978	332,421
Electronic Arts, Inc. (a) (b)	66,073	1,172,796
Intuit, Inc. (a)	64,319	1,975,236
McAfee, Inc. (a)	31,920	1,294,994
Microsoft Corp.	1,561,737	47,617,361
Novell, Inc. (a)	71,638	297,298
Oracle Corp.	790,776	19,405,643
Red Hat, Inc. (a)	37,274	1,151,767
Salesforce.com, Inc. (a) (b)	22,290	1,644,333
Symantec Corp. (a)	164,344	2,940,114

		87,702,716

TOTAL INFORMATION TECHNOLOGY		398,440,518

See accompanying notes to financial statements.	247

S&P 500 STOCK MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2009

	Shares	Value

COMMON STOCKS (Cont.)

MATERIALS (3.5%)

CHEMICALS (1.9%)
Air Products & Chemicals, Inc. (b)	42,946	$3,481,203
Airgas, Inc.	16,738	796,729
CF Industries Holdings, Inc.	9,918	900,356
The Dow Chemical Co.	231,515	6,396,759
EI du Pont de Nemours & Co.	182,947	6,159,825
Eastman Chemical Co.	14,579	878,239
Ecolab, Inc. (b)	48,186	2,148,132
FMC Corp. (b)	14,707	820,062
International Flavors & Fragrances, Inc.	16,256	668,772
Monsanto Co.	110,282	9,015,554
PPG Industries, Inc. (b)	33,965	1,988,311
Praxair, Inc.	62,125	4,989,259
Sigma-Aldrich Corp. (b)	24,499	1,237,934

		39,481,135

CONSTRUCTION MATERIALS (0.1%)
Vulcan Materials Co.	25,402	1,337,923

CONTAINERS & PACKAGING (0.2%)
Ball Corp. (b)	19,117	988,349
Bemis Co., Inc.	21,885	648,890
Owens-Illinois, Inc. (a)	33,440	1,099,173
Pactiv Corp. (a)	27,082	653,760
Sealed Air Corp. (b)	32,383	707,892

		4,098,064

METALS & MINING (1.1%)
AK Steel Holding Corp. (b)	21,502	459,068
Alcoa, Inc.	197,558	3,184,635
Allegheny Technologies, Inc.	20,120	900,772
Cliffs Natural Resources, Inc.	26,041	1,200,230
Freeport-McMoRan Copper & Gold, Inc. (a)	86,633	6,955,764
Newmont Mining Corp.	99,263	4,696,132
Nucor Corp.	63,838	2,978,043
Titanium Metals Corp. (a)	17,881	223,870
United States Steel Corp. (b)	29,217	1,610,441

		22,208,955

PAPER & FOREST PRODUCTS (0.2%)
International Paper Co. (b)	86,789	2,324,210
MeadWestvaco Corp.	34,856	997,927
Weyerhaeuser Co. (b)	42,636	1,839,317

		5,161,454

TOTAL MATERIALS		72,287,531

TELECOMMUNICATION SERVICES (3.1%)

DIVERSIFIED TELECOMMUNICATION SERVICES (2.8%)
AT&T, Inc.	1,193,106	33,442,761
CenturyTel, Inc.	60,486	2,190,198

	Shares	Value

COMMON STOCKS (Cont.)

TELECOMMUNICATION SERVICES (Cont.)

DIVERSIFIED TELECOMMUNICATION SERVICES (Cont.)
Frontier Communications Corp. (b)	63,960	$499,528
Qwest Communications International, Inc.	299,089	1,259,165
Verizon Communications, Inc.	574,455	19,031,694
Windstream Corp. (b)	89,095	979,154

		57,402,500

WIRELESS TELECOMMUNICATION SERVICES (0.3%)
American Tower Corp. Class A (a) (b)	80,673	3,485,880
MetroPCS Communications, Inc. (a) (b)	51,907	396,051
Sprint Nextel Corp. (a)	594,890	2,177,297

		6,059,228

TOTAL TELECOMMUNICATION SERVICES		63,461,728

UTILITIES (3.6%)

ELECTRIC UTILITIES (2.0%)
Allegheny Energy, Inc.	34,178	802,499
American Electric Power Co., Inc.	96,796	3,367,533
Duke Energy Corp.	264,194	4,546,779
Edison International	65,300	2,271,134
Entergy Corp.	38,295	3,134,063
Exelon Corp. (b)	133,458	6,522,093
FPL Group, Inc.	83,757	4,424,045
FirstEnergy Corp.	61,805	2,870,842
Northeast Utilities (b)	35,903	925,938
PPL Corp.	76,359	2,467,159
Pepco Holdings, Inc.	44,898	756,531
Pinnacle West Capital Corp. (b)	19,942	729,478
Progress Energy, Inc.	56,711	2,325,718
Southern Co. (b)	161,940	5,395,841

		40,539,653

GAS UTILITIES (0.1%)
EQT Corp. (b)	26,666	1,171,171
Nicor, Inc.	9,098	383,026
Questar Corp. (b)	35,495	1,475,527

		3,029,724

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.2%)
The AES Corp. (a)	133,507	1,776,978
Constellation Energy Group, Inc. (b)	40,351	1,419,145

		3,196,123

MULTI-UTILITIES (1.3%)
Ameren Corp.	47,362	1,323,768
CMS Energy Corp.	46,731	731,808
Centerpoint Energy, Inc.	78,306	1,136,220
Consolidated Edison, Inc. (b)	56,285	2,557,028
DTE Energy Co.	33,526	1,461,398
Dominion Resources, Inc. (b)	120,216	4,678,807
Integrys Energy Group, Inc. (b)	14,978	628,926

248	See accompanying notes to financial statements.

S&P 500 STOCK MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2009

	Shares or Par (000)	Value

COMMON STOCKS (Cont.)

UTILITIES (Cont.)

MULTI-UTILITIES (Cont.)
NiSource, Inc.	54,771	$842,378
PG&E Corp.	74,545	3,328,434
Public Service Enterprise Group, Inc.	102,537	3,409,355
SCANA Corp. (b)	21,871	824,099
Sempra Energy	49,926	2,794,858
TECO Energy, Inc. (b)	43,695	708,733
Wisconsin Energy Corp.	23,221	1,157,102
Xcel Energy, Inc.	91,377	1,939,020

		27,521,934

TOTAL UTILITIES		74,287,434

TOTAL LONG-TERM INVESTMENTS
(Cost: $ 2,027,153,574) (98.0%)		2,007,123,750

SHORT-TERM SECURITIES

MONEY MARKET FUNDS (10.8%)
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.19% (c) (d) (e)	195,914,609	195,914,609
BlackRock Cash Funds: Prime, SL Agency Shares, 0.17% (c) (d) (e)	26,419,811	26,419,811

		222,334,420

U.S. TREASURY OBLIGATIONS (0.3%)
U.S. Treasury Bill, 0.05%, 3/18/10 (f) (g)	$6,600	6,599,334

TOTAL SHORT-TERM SECURITIES
(Cost: $ 228,933,932) (11.1%)		228,933,754

TOTAL INVESTMENTS
(Cost: $ 2,256,087,506*) (109.1%)		2,236,057,504

LIABILITIES IN EXCESS OF OTHER ASSETS (-9.1%)		(186,995,517)

NET ASSETS (100.0%)		$2,049,061,987

*	The cost and unrealized appreciation (depreciation) of investments as of December 31, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$2,310,792,546

Gross unrealized appreciation	$385,421,597
Gross unrealized depreciation	(460,156,639)

Net unrealized depreciation	$(74,735,042)

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Purchase Cost	Sales Cost	Realized Loss	Income

BlackRock Cash Funds: Institutional	$—	$84,791,589[1]	—	$1,187,179

BlackRock Cash Funds: Prime	—	20,208,165[1]	—	213,248

PNC Financial Services Group, Inc.	5,608,784	2,408,907	(2,324,322)	86,644

[1]	Represents net activity.
(d)	Represents the current yield as of report date.
(e)	All or a portion of this security was purchased with the cash collateral from securities loaned.
(f)	All or a portion of this security has been pledged as collateral in connection with open financial futures contracts.
(g)	Rate shown is the yield to maturity as of the date of purchase.

For Master Portfolio compliance purposes, the Master Portfolio’s sector and industry classifications refer to any one or more of the sector and industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Master Portfolio management. This definition may not apply for purposes of this report, which may combine sector and industry sub-classifications for reporting ease.

Financial futures contracts purchased as of December 31, 2009 were as follows:

Contracts	Issue	Exchange	Expiration Date	Face Value	Unrealized Appreciation

745	S&P 500 Index	Chicago	Mar-10	$41,373,575	$371,447

Fair Value Measurements – Various inputs are used in determining the fair value of investments, which are as follows:

Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Master Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

See accompanying notes to financial statements.	249

S&P 500 STOCK MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2009

The following table summarizes the inputs used as of December 31, 2009 in determining the fair valuation of the Master Portfolio’s investments:

Valuation Inputs	Investments in Securities
Assets

Level 1

Long-Term Investments[1]	$2,007,123,750

Short-Term Investments	222,334,420

Total Level 1	2,229,458,170

Level 2

Short-Term Investments	6,599,334

Level 3	—

Total	$2,236,057,504

[1]	See above Schedule of Investments for values in each sector and industry.

Valuation Inputs	Other Financial Instruments[2]
Assets

Level 1	$371,447

Level 2	—

Level 3	—

Total	$371,447

[2]	Other financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the financial instruments.

250	See accompanying notes to financial statements.

MASTER INVESTMENT PORTFOLIO

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2009

	LifePath Retirement Master Portfolio	LifePath 2020 Master Portfolio	LifePath 2030 Master Portfolio	LifePath 2040 Master Portfolio	LifePath 2050 Master Portfolio

Assets
Investments at value - affiliated (1)(2)	$433,900,809	$890,907,736	$829,747,333	$736,606,176	$29,687,893
Investments at value - affiliated Master Portfolios	828,655,660	1,146,000,198	850,128,562	627,282,173	20,346,631
Contributions receivable from investors	7,886,584	15,000,000	7,393,987	3,044,006	40,057
Investments sold receivable	5,856,680	16,567,895	7,173,901	4,877,532	322,154
Dividends receivable	249,581	242,696	119,551	46,057	682
Securities lending income receivable	31,711	65,174	60,501	48,788	1,719
Interest receivable	21	40	29	26	2
Receivable from investment advisor	—	—	—	—	271

Total Assets	1,276,581,046	2,068,783,739	1,694,623,864	1,371,904,758	50,399,409

Liabilities
Collateral at value - securities loaned	98,719,418	254,504,146	246,259,392	226,999,086	9,299,740
Investments purchased payable	9,617,884	20,564,924	9,876,047	7,805,140	630,434
Withdrawals payable to investors	2,900,000	14,000,378	5,200,022	3,400,000	292,000
Investment advisory fees payable	23,128	28,312	19,015	12,804	—
Professional fees payable	13,776	13,158	13,069	13,042	12,790

Total Liabilities	111,274,206	289,110,918	261,367,545	238,230,072	10,234,964

Net Assets	$1,165,306,840	$1,779,672,821	$1,433,256,319	$1,133,674,686	$40,164,445

Net Assets Consist of
Investors’ capital	$1,092,352,239	$1,665,477,029	$1,334,299,098	$1,060,003,958	$35,049,829
Net unrealized appreciation/depreciation	72,954,601	114,195,792	98,957,221	73,670,728	5,114,616

Net Assets	$1,165,306,840	$1,779,672,821	$1,433,256,319	$1,133,674,686	$40,164,445

(1)	Investments at cost - affiliated: $403,104,865, $849,280,416, $796,089,237, $719,111,946 and $26,304,129, respectively.
(2)	Securities loaned at value: $95,839,312, $247,469,142, $239,247,272, $220,442,794 and $9,042,142, respectively.

See accompanying notes to financial statements.	251

MASTER INVESTMENT PORTFOLIO

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

December 31, 2009

	Active Stock Master Portfolio	CoreAlpha Bond Master Portfolio

Assets
Investments at value - unaffiliated (1)(2)	$1,777,472,661	$1,621,820,679
Investments at value - affiliated (3)	242,405,241	346,870,485
Investments sold receivable	117,473,945	774,892
Dividends receivable	1,626,170	—
Securities lending income receivable	46,387	54,912
Interest receivable	222	11,431,282
Due from broker - swaps collateral	—	230,000
Collateral for open futures contracts	—	2,203,000

Total Assets	2,139,024,626	1,983,385,250

Liabilities
Collateral at value - securities loaned	202,149,573	64,384,216
Investments purchased payable	97,543,943	283,713,753
Due to broker - swaps collateral	—	200,026
Credit default swaps at fair value (4)	—	201,718
Investment advisory fees payable	307,427	345,527
Administration fees payable	150,439	132,368
Professional fees payable	21,026	28,147
Margin variation payable	397,999	419,385
Foreign taxes payable	1,105	—

Total Liabilities	300,571,512	349,425,140

Net Assets	$1,838,453,114	$1,633,960,110

Net Assets Consist of
Investors’ capital	$1,640,742,085	$1,593,764,685
Net unrealized appreciation/depreciation	197,711,029	40,195,425

Net Assets	$1,838,453,114	$1,633,960,110

(1)	Investments at cost - unaffiliated: $1,579,994,720 and $1,577,581,724, respectively.
(2)	Securities loaned at value: $194,727,374 and $62,439,202, respectively.
(3)	Investments at cost - affiliated: $242,405,241 and $346,870,485, respectively.
(4)	Includes premiums paid and received in the amount of $532,215 and $492,424, respectively, for the CoreAlpha Bond Master Portfolio.

252	See accompanying notes to financial statements.

MASTER INVESTMENT PORTFOLIO

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

December 31, 2009

S&P 500 Stock Master Portfolio

Assets
Investments at value - unaffiliated (1)(2)	$2,008,790,862
Investments at value - affiliated (3)	227,266,642
Investments sold receivable	—
Dividends receivable	2,711,447
Securities lending income receivable	50,960
Interest receivable	185

Total Assets	2,238,820,096

Liabilities
Collateral at value - securities loaned	188,855,594
Investments purchased payable	370,549
Margin variation payable	428,585
Investment advisory fees payable	82,338
Professional fees payable	21,043

Total Liabilities	189,758,109

Net Assets	$2,049,061,987

Net Assets Consist of
Investors’ capital	$2,068,720,542
Net unrealized appreciation/depreciation	(19,658,555)

Net Assets	$2,049,061,987

(1)	Investments at cost - unaffiliated: $2,026,395,032.
(2)	Securities loaned at value: $182,315,889.
(3)	Investments at cost - affiliated: $229,692,474.

See accompanying notes to financial statements.	253

MASTER INVESTMENT PORTFOLIO

STATEMENTS OF OPERATIONS

Year ended December 31, 2009

	LifePath Retirement Master Portfolio	LifePath 2020 Master Portfolio	LifePath 2030 Master Portfolio	LifePath 2040 Master Portfolio	LifePath 2050 Master Portfolio

Investment Income
Dividends - affiliated	$3,958,805	$15,508,890	$14,709,448	$12,980,686	$378,379
Securities lending - affiliated	76,604	329,129	299,495	268,359	4,454
Income - affiliated	4,545	15,586	13,270	11,254	819
Dividends - miscellaneous	(1,782)	(5,617)	(2,781)	(4,375)	—
Net investment income allocated from the Master Portfolios:
Dividends	1,456,758	9,560,595	9,426,031	8,565,971	197,693
Interest	8,904,338	22,553,882	11,216,954	4,515,512	15,107
Expenses (1)	(890,538)	(2,957,638)	(2,096,595)	(1,483,462)	(29,456)

Total income	13,508,730	45,004,827	33,565,822	24,853,945	566,996

Expenses
Investment advisory	1,299,728	4,968,962	3,929,877	3,068,744	69,551
Professional	14,599	17,148	16,193	15,429	12,786
Independent trustees	2,530	11,894	9,230	7,104	—

Total expenses	1,316,857	4,998,004	3,955,300	3,091,277	82,337
Less expense reductions	(1,229,875)	(4,745,891)	(3,792,442)	(2,989,667)	(79,916)

Total expenses after expense reductions	86,982	252,113	162,858	101,610	2,421

Net investment income	13,421,748	44,752,714	33,402,964	24,752,335	564,575

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments - unaffiliated	26,036	246,793	79,315	71,791	—
Investments - affiliated	(8,992,425)	(52,377,958)	(49,347,738)	(35,493,556)	(701,422)
Allocations from the Master Portfolios from investments, financial futures contracts and swaps	(1,777,143)	(67,433,164)	(72,058,209)	(67,495,111)	546,833

	(10,743,532)	(119,564,329)	(121,326,632)	(102,916,876)	(154,589)

Net change in unrealized appreciation/depreciation on:
Investments - affiliated	48,010,619	188,303,507	183,941,740	157,623,901	4,218,014
Allocated from the Master Portfolios	56,456,067	196,720,090	185,426,729	162,428,519	2,259,726

	104,466,686	385,023,597	369,368,469	320,052,420	6,477,740

Total realized and unrealized gain	93,723,154	265,459,268	248,041,837	217,135,544	6,323,151

Net increase in net assets resulting from operations	$107,144,902	$310,211,982	$281,444,801	$241,887,879	$6,887,726

(1)	Net of fee reductions of $42,960, $242,685, $232,503, $207,838 and $5,045, respectively.

254	See accompanying notes to financial statements.

MASTER INVESTMENT PORTFOLIO

STATEMENTS OF OPERATIONS (Continued)

Year ended December 31, 2009

	Active Stock Master Portfolio	CoreAlpha Bond Master Portfolio

Investment Income
Dividends	$32,168,660	$—
Securities lending - affiliated	1,109,127	99,696
Income - affiliated	118,826	712,286
Interest	6,796	60,786,669

Total income	33,403,409	61,598,651

Expenses
Investment advisory	3,644,578	3,291,363
Administration	1,457,831	1,316,545
Professional	25,109	31,864
Independent trustees	12,103	11,088

Total expenses excluding interest expense	5,139,621	4,650,860
Interest expense	—	6,213

Total expenses	5,139,621	4,657,073
Less expense reductions	(766,138)	(42,952)

Total expenses after expense reductions	4,373,483	4,614,121

Net investment income	29,029,926	56,984,530

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(271,303,798)	18,074,272
Financial futures contracts and swaps	8,773,230	14,053,409

	(262,530,568)	32,127,681

Net change in unrealized appreciation/depreciation on:
Investments	594,467,337	72,533,289
Financial futures contracts and swaps	(146,225)	(17,393,509)

	594,321,112	55,139,780

Total realized and unrealized gain	331,790,544	87,267,461

Net increase in net assets resulting from operations	$360,820,470	$144,251,991

See accompanying notes to financial statements.	255

MASTER INVESTMENT PORTFOLIO

STATEMENTS OF OPERATIONS (Continued)

Year ended December 31, 2009

S&P 500 Stock Master Portfolio

Investment Income
Dividends - unaffiliated	$40,159,784
Securities lending - affiliated	1,311,105
Income - affiliated	175,966
Interest	9,618

Total income	41,656,473

Expenses
Investment advisory	867,730
Professional	25,783
Independent trustees	14,998

Total expenses	908,511
Less expense reductions	(40,781)

Total expenses after expense reductions	867,730

Net investment income	40,788,743

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(74,411,726)
Financial futures contracts	11,258,599

(63,153,127)

Net change in unrealized appreciation/depreciation on:
Investments	451,897,142
Financial futures contracts	40,020

451,937,162

Total realized and unrealized gain	388,784,035

Net increase in net assets resulting from operations	$429,572,778

256	See accompanying notes to financial statements.

MASTER INVESTMENT PORTFOLIO

STATEMENTS OF CHANGES IN NET ASSETS

	LifePath Retirement Master Portfolio		LifePath 2020 Master Portfolio
	Year ended December 31, 2009	Year ended December 31, 2008	Year ended December 31, 2009	Year ended December 31, 2008

Increase (decrease) in net assets:

Operations
Net investment income	$13,421,748	$11,626,514	$44,752,714	$50,433,715
Net realized loss	(10,743,532)	(14,187,053)	(119,564,329)	(98,148,224)
Net change in unrealized appreciation/depreciation	104,466,686	(44,596,915)	385,023,597	(381,110,283)

Net increase (decrease) in net assets resulting from operations	107,144,902	(47,157,454)	310,211,982	(428,824,792)

Capital transactions
Proceeds from contributions	155,214,316	123,355,314	450,201,397	466,911,021
Proceeds from contributions in connection with the acquisition	746,169,381	—	—	—
Value of withdrawals	(96,825,377)	(154,327,624)	(226,411,370)	(620,303,397)

Net increase (decrease) in net assets derived from capital transactions	804,558,320	(30,972,310)	223,790,027	(153,392,376)

NET ASSETS
Total increase (decrease) in net assets	911,703,222	(78,129,764)	534,002,009	(582,217,168)
Beginning of year	253,603,618	331,733,382	1,245,670,812	1,827,887,980

End of year	$1,165,306,840	$253,603,618	$1,779,672,821	$1,245,670,812

See accompanying notes to financial statements.	257

MASTER INVESTMENT PORTFOLIO

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	LifePath 2030 Master Portfolio		LifePath 2040 Master Portfolio
	Year ended December 31, 2009	Year ended December 31, 2008	Year ended December 31, 2009	Year ended December 31, 2008

Increase (decrease) in net assets:

Operations
Net investment income	$33,402,964	$34,121,231	$24,752,335	$22,769,576
Net realized loss	(121,326,632)	(98,691,682)	(102,916,876)	(90,735,051)
Net change in unrealized appreciation/depreciation	369,368,469	(353,104,158)	320,052,420	(302,802,465)

Net increase (decrease) in net assets resulting from operations	281,444,801	(417,674,609)	241,887,879	(370,767,940)

Capital transactions
Proceeds from contributions	367,341,745	401,789,907	303,439,581	353,484,261
Value of withdrawals	(167,711,261)	(425,112,568)	(132,192,111)	(285,117,887)

Net increase (decrease) in net assets derived from capital transactions	199,630,484	(23,322,661)	171,247,470	68,366,374

NET ASSETS
Total increase (decrease) in net assets	481,075,285	(440,997,270)	413,135,349	(302,401,566)
Beginning of year	952,181,034	1,393,178,304	720,539,337	1,022,940,903

End of year	$1,433,256,319	$952,181,034	$1,133,674,686	$720,539,337

258	See accompanying notes to financial statements.

MASTER INVESTMENT PORTFOLIO

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	LifePath 2050 Master Portfolio
	Year ended December 31, 2009	Period June 30, 2008 (1) to December 31, 2008

Increase (decrease) in net assets:

Operations
Net investment income	$564,575	$66,878
Net realized loss	(154,589)	(235,891)
Net change in unrealized appreciation/depreciation	6,477,740	(1,363,124)

Net increase (decrease) in net assets resulting from operations	6,887,726	(1,532,137)

Capital transactions
Proceeds from contributions	29,450,394	8,619,796
Value of withdrawals	(3,068,975)	(192,359)

Net increase in net assets derived from capital transactions	26,381,419	8,427,437

NET ASSETS
Total increase in net assets	33,269,145	6,895,300
Beginning of period	6,895,300	—

End of period	$40,164,445	$6,895,300

(1)	Commencement of operations.

See accompanying notes to financial statements.	259

MASTER INVESTMENT PORTFOLIO

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Active Stock Master Portfolio		CoreAlpha Bond Master Portfolio
	Year ended December 31, 2009	Year ended December 31, 2008	Year ended December 31, 2009	Year ended December 31, 2008

Increase (decrease) in net assets:

Operations
Net investment income	$29,029,926	$32,369,505	$56,984,530	$62,784,467
Net realized gain (loss)	(262,530,568)	(256,059,676)	32,127,681	(4,838,876)
Net change in unrealized appreciation/depreciation	594,321,112	(471,381,523)	55,139,780	(18,428,398)

Net increase (decrease) in net assets resulting from operations	360,820,470	(695,071,694)	144,251,991	39,517,193

Capital transactions
Proceeds from contributions	545,050,021	459,317,337	1,003,192,608	383,150,603
Value of withdrawals	(318,404,191)	(598,773,276)	(629,387,020)	(786,653,367)

Net increase (decrease) in net assets derived from capital transactions	226,645,830	(139,455,939)	373,805,588	(403,502,764)

NET ASSETS
Total increase (decrease) in net assets	587,466,300	(834,527,633)	518,057,579	(363,985,571)
Beginning of year	1,250,986,814	2,085,514,447	1,115,902,531	1,479,888,102

End of year	$1,838,453,114	$1,250,986,814	$1,633,960,110	$1,115,902,531

260	See accompanying notes to financial statements.

MASTER INVESTMENT PORTFOLIO

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	S&P 500 Stock Master Portfolio
	Year ended December 31, 2009	Year ended December 31, 2008

Increase (decrease) in net assets:

Operations
Net investment income	$40,788,743	$55,448,050
Net realized loss	(63,153,127)	(142,694,921)
Net change in unrealized appreciation/depreciation	451,937,162	(937,962,325)

Net increase (decrease) in net assets resulting from operations	429,572,778	(1,025,209,196)

Capital transactions
Proceeds from contributions	451,069,480	600,316,999
Value of withdrawals	(522,559,993)	(804,875,751)

Net decrease in net assets derived from capital transactions	(71,490,513)	(204,558,752)

NET ASSETS
Total increase (decrease) in net assets	358,082,265	(1,229,767,948)
Beginning of year	1,690,979,722	2,920,747,670

End of year	$2,049,061,987	$1,690,979,722

See accompanying notes to financial statements.	261

MASTER INVESTMENT PORTFOLIO

FINANCIAL HIGHLIGHTS

	LifePath Retirement Master Portfolio
	Year ended December 31, 2009		Year ended December 31, 2008	Year ended December 31, 2007	Year ended December 31, 2006	Year ended December 31, 2005
Total investment return
Total investment return	18.75%		(14.54)%	5.00%	9.30%	4.82%
Ratios to average net assets
Total expenses (1)	0.59%		0.61%	0.61%	0.61%	0.65%
Total expenses after expense reductions (1)	0.26%		0.27%	0.27%	0.28%	0.31%
Net investment income (2)	3.61%		3.81%	3.87%	3.80%	3.24%
Supplemental data
Net assets, end of year (000)	$1,165,307		$253,604	$331,733	$260,279	$230,665
Portfolio turnover	6	%(3)	11%	6%	10%	11%

(1)	Includes the LifePath Master Portfolio’s pro rata portion of net advisory and net administration fees from the Active Stock and CoreAlpha Bond Master Portfolios only and does not reflect any expenses incurred indirectly as a result of investments in the BlackRock Cash Funds: Institutional and iShares exchange-traded funds.
(2)	Includes the LifePath Master Portfolio’s share of the allocated net investment income (loss) from the Active Stock and CoreAlpha Bond Master Portfolios.
(3)	Excludes in-kind contribution of portfolio securities received in a tax-free reorganization on November 20, 2009.

262	See accompanying notes to financial statements.

MASTER INVESTMENT PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	LifePath 2020 Master Portfolio
	Year ended December 31, 2009	Year ended December 31, 2008	Year ended December 31, 2007	Year ended December 31, 2006	Year ended December 31, 2005
Total investment return
Total investment return	23.21%	(24.92)%	3.84%	13.51%	7.04%
Ratios to average net assets
Total expenses (1)	0.58%	0.57%	0.58%	0.58%	0.62%
Total expenses after expense reductions (1)	0.23%	0.23%	0.25%	0.25%	0.28%
Net investment income (2)	3.15%	3.18%	3.01%	2.91%	2.53%
Supplemental data
Net assets, end of year (000)	$1,779,673	$1,245,671	$1,827,888	$1,391,153	$1,065,090
Portfolio turnover	6%	13%	7%	16%	17%

(1)	Includes the LifePath Master Portfolio’s pro rata portion of net advisory and net administration fees from the Active Stock and CoreAlpha Bond Master Portfolios only and does not reflect any expenses incurred indirectly as a result of investments in the BlackRock Cash Funds: Institutional and iShares exchange-traded funds.
(2)	Includes the LifePath Master Portfolio’s share of the allocated net investment income (loss) from the Active Stock and CoreAlpha Bond Master Portfolios.

See accompanying notes to financial statements.	263

MASTER INVESTMENT PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	LifePath 2030 Master Portfolio
	Year ended December 31, 2009	Year ended December 31, 2008	Year ended December 31, 2007	Year ended December 31, 2006	Year ended December 31, 2005
Total investment return
Total investment return	26.27%	(30.53)%	3.14%	15.62%	8.13%
Ratios to average net assets
Total expenses (1)	0.56%	0.55%	0.57%	0.57%	0.60%
Total expenses after expense reductions (1)	0.20%	0.21%	0.23%	0.24%	0.26%
Net investment income (2)	2.97%	2.82%	2.57%	2.49%	2.22%
Supplemental data
Net assets, end of year (000)	$1,433,256	$952,181	$1,393,178	$988,640	$676,745
Portfolio turnover	7%	13%	7%	22%	24%

(1)	Includes the LifePath Master Portfolio’s pro rata portion of net advisory and net administration fees from the Active Stock and CoreAlpha Bond Master Portfolios only and does not reflect any expenses incurred indirectly as a result of investments in the BlackRock Cash Funds: Institutional and iShares exchange-traded funds.
(2)	Includes the LifePath Master Portfolio’s share of the allocated net investment income (loss) from the Active Stock and CoreAlpha Bond Master Portfolios.

264	See accompanying notes to financial statements.

MASTER INVESTMENT PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	LifePath 2040 Master Portfolio
	Year ended December 31, 2009	Year ended December 31, 2008	Year ended December 31, 2007	Year ended December 31, 2006	Year ended December 31, 2005
Total investment return
Total investment return	28.58%	(34.90)%	2.53%	17.47%	8.74%
Ratios to average net assets
Total expenses (1)	0.55%	0.53%	0.56%	0.56%	0.59%
Total expenses after expense reductions (1)	0.18%	0.19%	0.22%	0.23%	0.26%
Net investment income (2)	2.82%	2.52%	2.20%	2.17%	1.96%
Supplemental data
Net assets, end of year (000)	$1,133,675	$720,539	$1,022,941	$708,267	$435,930
Portfolio turnover	6%	14%	8%	29%	38%

(1)	Includes the LifePath Master Portfolio’s pro rata portion of net advisory and net administration fees from the Active Stock and CoreAlpha Bond Master Portfolios only and does not reflect any expenses incurred indirectly as a result of investments in the BlackRock Cash Funds: Institutional and iShares exchange-traded funds.
(2)	Includes the LifePath Master Portfolio’s share of the allocated net investment income (loss) from the Active Stock and CoreAlpha Bond Master Portfolios.

See accompanying notes to financial statements.	265

MASTER INVESTMENT PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	LifePath 2050 Master Portfolio
	Year ended December 31, 2009	Period June 30, 2008 (1) to December 31, 2008
Total investment return
Total investment return	30.85%	(31.93	)%(2)
Ratios to average net assets
Total expenses (3)	0.59%	1.11	%(4)
Total expenses after expense reductions (3)	0.16%	0.17	%(4)
Net investment income (5)	2.84%	3.05	%(4)
Supplemental data
Net assets, end of period (000)	$40,164	$6,895
Portfolio turnover	12%	0	%(6)

(1)	Commencement of operations.
(2)	Not annualized.
(3)	Includes the LifePath Master Portfolio’s pro rata portion of net advisory and net administration fees from the Active Stock and CoreAlpha Bond Master Portfolios only and does not reflect any expenses incurred indirectly as a result of investments in the BlackRock Cash Funds: Institutional and iShares exchange-traded funds.
(4)	Annualized.
(5)	Includes the LifePath Master Portfolio’s share of the allocated net investment income (loss) from the Active Stock and CoreAlpha Bond Master Portfolios.
(6)	Rounds to less than 1%.

266	See accompanying notes to financial statements.

MASTER INVESTMENT PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Active Stock Master Portfolio
	Year ended December 31, 2009	Year ended December 31, 2008	Year ended December 31, 2007	Year ended December 31, 2006	Year ended December 31, 2005
Total investment return
Total investment return	24.86%	(36.65)%	0.58%	15.65%	8.79%
Ratios to average net assets
Total expenses	0.35%	0.35%	0.35%	0.35%	0.35%
Total expenses after expense reductions	0.30%	0.32%	0.34%	0.35%	0.35%
Net investment income	1.99%	1.96%	1.70%	1.64%	1.50%
Supplemental data
Net assets, end of year (000)	$1,838,453	$1,250,987	$2,085,214	$1,561,940	$1,188,212
Portfolio turnover	149%	98%	80%	65%	54%

See accompanying notes to financial statements.	267

MASTER INVESTMENT PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	CoreAlpha Bond Master Portfolio
	Year ended December 31, 2009		Year ended December 31, 2008	Year ended December 31, 2007	Year ended December 31, 2006	Year ended December 31, 2005
Total investment return
Total investment return	11.67%		3.62%	5.10%	4.36%	1.98%
Ratios to average net assets
Total expenses	0.35%		0.36%	0.36%	0.36%	0.35%
Total expenses after expense reductions	0.35%		0.36%	0.35%	0.35%	0.35%
Net investment income	4.33%		4.47%	5.18%	5.11%	4.19%
Supplemental data
Net assets, end of year (000)	$1,633,960		$1,115,903	$1,479,888	$1,082,468	$1,085,582
Portfolio turnover (1)	278	%(2)	351%	466%	301%	270%

(1)	Includes TBA transactions.
(2)	Excluding TBA transactions, the portfolio turnover rate would have been 199%.

268	See accompanying notes to financial statements.

MASTER INVESTMENT PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	S&P 500 Stock Master Portfolio
	Year ended December 31, 2009	Year ended December 31, 2008	Year ended December 31, 2007	Year ended December 31, 2006	Year ended December 31, 2005
Total investment return
Total investment return	26.63%	(36.86)%	5.54%	15.75%	4.87%
Ratios to average net assets
Total expenses	0.05%	0.05%	0.05%	0.05%	0.05%
Total expenses after expense reductions	0.05%	0.05%	0.05%	0.05%	0.05%
Net investment income	2.35%	2.32%	1.98%	1.93%	1.84%
Supplemental data
Net assets, end of year (000)	$2,049,062	$1,690,980	$2,920,748	$2,727,449	$2,408,526
Portfolio turnover (1)	5%	8%	7%	14%	10%

(1)	Portfolio turnover rates include in-kind transactions, if any.

See accompanying notes to financial statements.	269

MASTER INVESTMENT PORTFOLIO

NOTES TO FINANCIAL STATEMENTS

1. Organization and significant accounting policies:

Master Investment Portfolio (“MIP”) is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The financial statements and these accompanying notes relate to eight series of MIP: LifePath Retirement Master Portfolio, LifePath 2020 Master Portfolio, LifePath 2030 Master Portfolio, LifePath 2040 Master Portfolio, LifePath 2050 Master Portfolio, Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio and S&P 500 Stock Master Portfolio (formerly the S&P 500 Index Master Portfolio) (each, a “Master Portfolio” and collectively, the “Master Portfolios”). The Master Portfolios’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates.

Each of the LifePath Retirement Master Portfolio, LifePath 2020 Master Portfolio, LifePath 2030 Master Portfolio, LifePath 2040 Master Portfolio and LifePath 2050 Master Portfolio (each, a “LifePath Master Portfolio” and collectively, the “LifePath Master Portfolios”) seeks to achieve its investment objective by investing in a combination of equity securities, bond and money market funds (the “Underlying Funds”) in proportions suggested by its own comprehensive investment strategy. The Underlying Funds are advised by BlackRock Fund Advisors (“BFA”), and include the Active Stock Master Portfolio and CoreAlpha Bond Master Portfolio, the BlackRock Cash Funds: Institutional and iShares exchange-traded funds.

LifePath Master Portfolio Reorganization

On November 20, 2009, the LifePath Retirement Master Portfolio acquired all of the assets and liabilities of the LifePath 2010 Master Portfolio. The reorganization was pursuant to an Agreement and Plan of Reorganization, which was approved by the MIP Board of Trustees (the “Board”) on May 20, 2009. As a result of the tax-free reorganization, which included $52,522,637 of net unrealized appreciation, the LifePath Retirement Master Portfolio received an in-kind contribution of portfolio securities.

Assuming the acquisition had been completed on January 1, 2009, the beginning of the annual reporting period of the LifePath Retirement Master Portfolio, the pro forma results of operations for the year ended December 31, 2009, are as follows:

        Net investment income: $17,932,704

        Net loss on investments: $(38,391,835)

        Net decrease in net assets resulting from operations: $(20,459,131)

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of LifePath 2010 Master Portfolio that have been included in LifePath Retirement Master Portfolio’s Statement of Operations since November 20, 2009.

The following is a summary of significant accounting policies followed by the Master Portfolios:

Valuation of investments

Equity securities traded on a recognized securities exchange (e.g., NYSE), separate trading boards of a securities exchange or through a market system that provides transactional pricing information are valued via independent pricing services generally at the exchange closing price. If an exchange closing price is not available, the last traded price for that day is used. If an equity security is traded on more than one exchange, the current market value of the security where it is primarily traded will be used. In the event there are no sales on the day of valuation, the last bid price, if available, will be used as the value of the security.

Fixed income securities for which market quotations are readily available are generally valued using such securities’ most recent bid prices provided directly from one or more broker-dealers, market makers, or independent third-party pricing services which may use matrix pricing and valuation models to derive values, each in accordance with valuation procedures approved by the Board. Certain fixed income investments including asset-backed and mortgage-related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of such security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Fixed income securities for which market quotations are not readily available may be valued by third-party pricing services that make a valuation determination by securing transaction data, credit quality information, perceived market movements, news and other relevant information and by other methods. Short-term securities with 60 days or less remaining to maturity may be valued at amortized cost, which approximates fair value.

Financial futures contracts traded on exchanges are valued at their last sale price or settle price as of the close of such exchanges. Swap agreements and other derivatives are generally valued daily based upon quotations from market makers or by a pricing service.

Shares of open-end investment companies are valued at net asset value. Shares of exchange-traded funds are valued at their most recent closing price on the exchange on which they are primarily traded.

When market quotations are not readily available or are believed by BFA to be unreliable, an investment is fair valued (“Fair Value Asset”) in accordance with the procedures approved by the Board. When determining the price for a Fair Value Asset, BFA seeks to determine the price that

MASTER INVESTMENT PORTFOLIO

NOTES TO FINANCIAL STATEMENTS (continued)

the Master Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations are based upon all available factors that the investment advisor deems relevant at the time of determination. The pricing of Fair Value Assets is subsequently reported to the Board.

The value of a LifePath Master Portfolio’s investment in each of the Active Stock Master Portfolio and CoreAlpha Bond Master Portfolio reflects that LifePath Master Portfolio’s proportionate interest in the net assets of that Master Portfolio. As of December 31, 2009, the interests of the Active Stock Master Portfolio and CoreAlpha Bond Master Portfolio held by each LifePath Master Portfolio were as follows:

	Active Stock Master Portfolio	CoreAlpha Bond Master Portfolio
LifePath Retirement Master Portfolio	12.02%	37.19%
LifePath 2020 Master Portfolio	29.56	36.88
LifePath 2030 Master Portfolio	29.77	18.53
LifePath 2040 Master Portfolio	27.56	7.38
LifePath 2050 Master Portfolio	1.09	0.02

Asset-backed and Mortgage-backed securities

The CoreAlpha Bond Master Portfolio may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interest in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease of interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If the Master Portfolio has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The CoreAlpha Bond Master Portfolio may purchase in the secondary market certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by the Government National Mortgage Association (“GNMA”) are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by the Federal Home Loan Mortgage Corporation (“FHLMC”) and Federal National Mortgage Association (“FNMA”), including FNMA guaranteed Mortgage Pass-Through Certificates which are solely the obligations of the FNMA, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury.

The CoreAlpha Bond Master Portfolio invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Please see the Schedule of Investments for these securities. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

Multiple class pass-through securities

The CoreAlpha Bond Master Portfolio may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by GNMA, U.S. government agencies or instrumentalities or by trusts formed by private obligators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”) and principal only (“POs”). IOs and POs are stripped mortgage-back securities representing interests in a pool of mortgages, the cash flow from which have been separated into interest and principal components. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, the Master Portfolio may not fully recoup its initial investment in IOs.

Capital trusts

These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date.

MASTER INVESTMENT PORTFOLIO

NOTES TO FINANCIAL STATEMENTS (continued)

Interest can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities can have a rating that is slightly below that of the issuing company’s senior debt securities.

TBA dollar rolls

The CoreAlpha Bond Master Portfolio may purchase mortgage pass-through securities on a to-be-announced (“TBA”) basis, with payment and delivery scheduled for a future date. The Master Portfolio may enter into a TBA agreement, sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities (a “TBA roll”). The Master Portfolio accounts for TBA rolls as purchases and sales and realized gains and losses on these transactions. The Master Portfolio’s use of TBA rolls may cause the Master Portfolio to experience higher portfolio turnover and higher transaction costs. TBA dollar rolls involve the risk that the market value of the securities that the Master Portfolio is required to purchase may decline below the agreed upon repurchase price of those securities.

Segregation and collateralization

In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Master Portfolios segregate assets in connection with certain investments (e.g., dollar rolls, TBAs beyond normal settlement, swaps and financial futures contracts) or certain borrowings (e.g., reverse repurchase agreements), the Master Portfolios will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on their books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver or deposit securities as collateral for certain investments.

Investment transactions and investment income

For financial reporting purposes investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Master Portfolios amortize all premiums and discounts on debt securities.

Each LifePath Master Portfolio records daily its proportionate share of the Active Stock Master Portfolio’s and CoreAlpha Bond Master Portfolio’s income, expenses and realized and unrealized gains and losses.

Securities Lending

The Master Portfolios may lend securities to financial institutions that provide cash as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined daily and any additional required collateral is delivered to the Master Portfolios. The Master Portfolios typically receive income on loaned securities but do not receive income on the collateral. The Master Portfolios may invest the cash collateral and retain the income earned from the investment of the cash collateral, net of any amount rebated to the borrower and fees paid to the securities lending agent. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Master Portfolios could experience delays and costs in gaining access to the collateral. The Master Portfolios also could suffer a loss if the value of an investment purchased with the cash collateral falls below the value of the original cash collateral received.

Income taxes

Each Master Portfolio is classified as a partnership for federal income tax purposes. As such, each investor in the Master Portfolio is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no federal income tax provision is required. However, each interestholder in such a Master Portfolio will be taxed on its distributive share of the Master Portfolio’s taxable income in determining its federal income tax liability. It is intended that each Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code. Under any applicable foreign tax laws, a withholding tax may be imposed on the interest, dividends and capital gains at various rates.

Each Master Portfolio files U.S. federal and state tax returns. No income tax returns are currently under examination. The statute of limitations on each Master Portfolio’s U.S. federal tax returns remains open for the years ended December 31, 2006 through December 31, 2009.

Recent accounting standards

In June 2009, amended guidance was issued by the Financial Accounting Standards Board (“FASB”) for transfers of financial assets. This guidance is intended to improve the relevance, representational faithfulness and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows; and a transferor’s continuing involvement, if any, in transferred financial assets. The amended guidance is effective for financial statements for fiscal years and interim periods beginning after November 15, 2009. Earlier application is prohibited. The recognition and measurement provisions of this guidance must be applied to transfers occurring on or after the effective date. Additionally, the enhanced disclosure provisions

MASTER INVESTMENT PORTFOLIO

NOTES TO FINANCIAL STATEMENTS (continued)

of the amended guidance should be applied to transfers that occurred both before and after the effective date of this guidance. The impact of this guidance on the Master Portfolios’ financial statements and disclosures, if any, is currently being assessed.

In January 2010, the FASB issued amended guidance for improving disclosure about fair value measurements that adds new disclosure requirements about transfers into and out of Levels 1 and 2 and separate disclosures about purchases, sales, issuances and settlements in the reconciliation for fair value measurements using significant unobservable inputs (Level 3). It also clarifies existing disclosure requirements relating to the levels of disaggregation for fair value measurement and inputs and valuation techniques used to measure fair value. The amended guidance is effective for financial statements for fiscal years and interim periods beginning after December 15, 2009 except for disclosures about purchases, sales, issuances and settlements in the rollforward of activity in Level 3 fair value measurements, which are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. The impact of this guidance on the Master Portfolios’ financial statements and disclosures, if any, is currently being assessed.

Other

Expenses directly related to a Master Portfolio are charged to that Master Portfolio. Other operating expenses shared by several master portfolios are pro-rated among those master portfolios on the basis of relative net assets or other appropriate methods.

2. Derivative financial instruments:

The Master Portfolios may engage in various portfolio strategies both to increase the returns of the Master Portfolios and to economically hedge, or protect, their exposure to certain risks such as credit risk and interest rate risk. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying instrument or if the counterparty does not perform under the contract. To the extent amounts due to a Master Portfolio from its counterparty are not fully collateralized contractually or otherwise, the Master Portfolio bears the risk of loss from counterparty non-performance. The Master Portfolio’s maximum risk of loss from counterparty credit risk on over-the-counter derivatives is generally the aggregated unrealized gain in excess of any collateral pledge by the counterparty to the Master Portfolio. Counterparty risk related to exchange-traded financial futures contracts is minimal because of protection against defaults provided by the exchange on which they trade.

Financial futures contracts

The Master Portfolios may purchase or sell financial futures contracts to gain exposure to, or economically hedge against changes in the value of interest rates (interest rate risk) or equity prices (equity price risk). Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as margin variation and are recognized by the Master Portfolio as unrealized gains or losses. When the contract is closed, the Master Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of the financial futures contracts, interest rates and the underlying assets.

Swaps

The CoreAlpha Bond Master Portfolio may enter into swap agreements, in which the Master Portfolio and a counterparty agree to make periodic net payments on a specified notional amount. These periodic payments received or made by the Master Portfolio are recorded in the Statement of Operations as realized gains or losses, respectively. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). When the swap is terminated, the Master Portfolio will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Master Portfolio’s basis in the contract, if any. Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market value associated with these transactions.

•

Credit default swaps – The Master Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). The Master Portfolio enters into credit default agreements to provide a measure of protection against the default of an issuer (as buyer of protection) and/or gain credit exposure to an issuer to which it is not otherwise exposed (as seller of protection). The Master Portfolio may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign) or traded indexes. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a negative credit event take place (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event

MASTER INVESTMENT PORTFOLIO

NOTES TO FINANCIAL STATEMENTS (continued)

occurs, the Master Portfolio will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising of an index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the securities or underlying securities comprising of an index. As a seller (writer), if an underlying credit event occurs, the Master Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising of an index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising of an index.

•

Interest rate swaps – The Master Portfolio may enter into interest rate swaps to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time.

Derivative instruments categorized by risk exposure:

Value of Derivative Instruments as of December 31, 2009

	Asset Derivatives		Liability Derivatives

	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value

Active Stock Master Portfolio
Equity Contracts*	Margin variation receivable	$—	Margin variation payable	$397,999

CoreAlpha Bond Master Portfolio
Interest rate contracts*	Margin variation receivable	$—	Margin variation payable	$419,385
Credit contracts	Credit default swaps at fair value	536,144	Credit default swaps at fair value	737,862

Total		$536,144		$1,157,247

S&P 500 Stock Master Portfolio
Equity Contracts*	Margin Variation receivable	$—	Margin Variation payable	$428,585

*	Includes cumulative appreciation/depreciation of financial futures contracts as reported in Schedule of Investments. Only current day’s margin variation is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations

Year Ended December 31, 2009

	Net Realized Gain (Loss) From

	Financial Futures Contracts	Swaps	Total

Active Stock Master Portfolio
Equity Contracts	$8,773,230	$—	$8,773,230

CoreAlpha Bond Master Portfolio
Interest rate contracts	$(1,665,666)	$12,181,675	$10,516,009
Credit contracts	—	3,537,400	3,537,400

Total	$(1,665,666)	$15,719,075	$14,053,409

S&P 500 Stock Master Portfolio
Equity Contracts	$11,258,599	$—	$11,258,599

MASTER INVESTMENT PORTFOLIO

NOTES TO FINANCIAL STATEMENTS (continued)

	Net change in Unrealized Appreciation/Depreciation on

	Financial Futures Contracts	Swaps	Total

Active Stock Master Portfolio
Equity Contracts	$(146,225)	$—	$(146,225)

CoreAlpha Bond Master Portfolio
Interest rate contracts	$(3,721,306)	$(10,980,249)	$(14,701,555)
Credit contracts	—	(2,691,954)	(2,691,954)

Total	$(3,721,306)	$(13,672,203)	$(17,393,509)

S&P 500 Stock Master Portfolio
Equity Contracts	$40,020	$—	$40,020

For the year ended December 31, 2009, the average derivative activity, which is indicative of the year’s activity, was as follows:

	Active Stock Master Portfolio	CoreAlpha Bond Master Portfolio	S&P 500 Stock Master Portfolio
Futures:
Average contracts	633	3,230	876

Average notional value	$30,705,474	$420,590,397	$41,617,155

Credit default swaps:
Average positions	—	9	—

Average notional value	$—	$93,992,315.00	$—

Interest rate swaps:
Average positions	—	2	—

Average notional value	$—	$50,000,000	$—

3. Investment advisory agreement and other transactions with affiliates:

On December 1, 2009, Barclays PLC (“Barclays”) completed the sale of its interest in Barclays Global Investors, N.A. (“BGI”) and affiliated companies to BlackRock, Inc. (“BlackRock”) (the “Transaction”). BGI was renamed BlackRock Institutional Trust Company, N.A. (“BTC”) and is a wholly-owned subsidiary of BlackRock.

The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays are the largest stockholders of BlackRock. Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but BAC and Barclays are not.

Under the 1940 Act and upon completion of the Transaction on December 1, 2009, MIP’s investment advisory agreement with Barclays Global Fund Advisors (“BGFA”) was automatically terminated. The Board and investors of the Master Portfolios approved a new investment advisory agreement with BFA (formerly BGFA). The investment advisory fee rate for each Master Portfolio remained the same after the Transaction.

Pursuant to the investment advisory agreement with MIP, BFA is responsible for the management of each Master Portfolio’s investments and provides the necessary personnel, facilities and equipment to provide such services to the Master Portfolios. BFA is entitled to receive an annual investment advisory fee of 0.35% of the average daily net assets of each of the LifePath Master Portfolios, 0.25% of the average daily net assets of each of the Active Stock Master Portfolio and CoreAlpha Bond Master Portfolio, and 0.05% of the average daily net assets of the S&P 500 Stock Master Portfolio as compensation for investment advisory services.

The fees and expenses of the Master Portfolios’ trustees who are not “interested persons” of MIP, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and MIP’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Master Portfolios.

MASTER INVESTMENT PORTFOLIO

NOTES TO FINANCIAL STATEMENTS (continued)

BFA has contractually agreed to waive investment advisory fees charged to the LifePath Master Portfolios in an amount equal to advisory fees and administration fees, if any, charged to the Underlying Funds in which they invest. BFA has also contractually agreed to cap the expenses of the LifePath Master Portfolios and S&P 500 Stock Master Portfolio at the rate at which the Master Portfolios pay an advisory fee to BFA by providing an offsetting credit against the investment advisory fees paid by the Master Portfolios in an amount equal to the independent expenses. These contractual waivers/credits are effective through December 1, 2011. The amounts of the waivers and offsetting credits are shown as expense reductions in the Statements of Operations.

MIP has entered into an administration services arrangement with BTC, which has agreed to provide general administration services. BTC may delegate certain of its administration duties to sub-administrators.

BTC is not entitled to compensation for providing administration services to the LifePath Master Portfolios and S&P 500 Stock Master Portfolio, for so long as BTC is entitled to compensation for providing administration services to corresponding feeder funds that invest substantially all of their assets in the LifePath Master Portfolios and S&P 500 Stock Master Portfolio, or BTC (or an affiliate) receives investment advisory fees from the LifePath Master Portfolios and S&P 500 Stock Master Portfolio.

BTC is entitled to receive a monthly fee for administration services from the Active Stock Master Portfolio and CoreAlpha Bond Master Portfolio at an annual rate of 0.10% of their respective average daily net assets. BFA has agreed to bear all costs of each of these Master Portfolios, excluding generally, investment advisory fees, administration fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by each of these Master Portfolios.

With respect to the independent expenses discussed above, BTC has contractually agreed to provide an offsetting credit against the administration fees paid by the Active Stock Master Portfolio and CoreAlpha Bond Master Portfolio in an amount equal to the independent expenses, through December 1, 2011. BTC has also voluntarily waived a portion of its administration fees paid by the Active Stock Master Portfolio in an amount sufficient to maintain the advisory fees payable by each of the LifePath Master Portfolios at an annual rate of 0.35% of the average daily net assets. This arrangement is voluntary and may be terminated by BTC at any time. The amounts of the waiver and offsetting credits are shown as expense reductions in the Statements of Operations.

Pursuant to an exemptive order issued by the SEC, each Master Portfolio has retained BTC as the securities lending agent for a fee based on a share of the net returns on the investment of cash collateral. BTC may, on behalf of a Master Portfolio, invest cash collateral received by the Master Portfolio for such loan, among other things, in a private investment company managed by BTC or its registered money market funds advised by BTC or its affiliates. BTC has voluntarily agreed to waive its fees for the period from December 1, 2009 through June 1, 2010. For the period from December 1, 2009 through December 31, 2009, BTC’s share of the securities lending income was earned by the Master Portfolios. The share of the income earned by the Master Portfolios is shown as securities lending – affiliated on the Statements of Operations. For the years ended December 31, 2009 and 2008, BTC received the following amounts in securities lending agent fees:

	LifePath Retirement Master Portfolio	LifePath 2020 Master Portfolio	LifePath 2030 Master Portfolio	LifePath 2040 Master Portfolio	LifePath 2050 Master Portfolio	Active Stock Master Portfolio	CoreAlpha Bond Master Portfolio	S&P 500 Stock Master Portfolio
2009	$41,751	$258,879	$234,833	$214,443	$2,793	$1,053,764	$88,633	$1,231,460
2008	$135,628	$1,017,245	$879,025	$755,421	$354	$782,395	$531,636	$1,440,308

Each Master Portfolio may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in income – affiliated in the Statements of Operations.

Cross trades for the year ended December 31, 2009, if any, were executed by the Master Portfolios pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

Certain officers and/or trustees of MIP are officers and/or directors of BlackRock or its affiliates.

MASTER INVESTMENT PORTFOLIO

NOTES TO FINANCIAL STATEMENTS (continued)

4. Investments:

For the year ended December 31, 2009, purchases and sales of investments including paydowns, mortgage dollar rolls and TBA transactions and excluding short-term securities and U.S. government securities, were as follows:

	Purchases	Sales
LifePath Retirement Master Portfolio	$27,316,209	$25,314,992
LifePath 2020 Master Portfolio	121,390,347	89,634,833
LifePath 2030 Master Portfolio	118,370,903	74,001,381
LifePath 2040 Master Portfolio	100,539,721	48,154,256
LifePath 2050 Master Portfolio	15,224,857	2,358,203
Active Stock Master Portfolio	2,343,168,358	2,116,815,256
CoreAlpha Bond Master Portfolio	1,840,008,104	1,558,754,251
S&P 500 Stock Master Portfolio	90,743,269	79,251,434

For the year ended December 31, 2009, purchases and sales of U.S. government securities for the CoreAlpha Bond Master Portfolio were $2,029,649,700 and $2,079,154,653, respectively.

5. Market and credit risk:

In the normal course of business, the Master Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all of its obligations (credit risk). The value of securities held by the Master Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Master Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and price fluctuations. Similar to credit risk, the Master Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Master Portfolios have unsettled or open transactions may default. Financial assets, which potentially expose the Master Portfolios to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Master Portfolios’ exposure to credit and counterparty risks with respect to these financial assets is approximated by their value recorded in the Master Portfolios’ Statements of Assets and Liabilities.

6. Subsequent events:

Management has evaluated the impact of all subsequent events on the Master Portfolios through February 24, 2010, the date the financial statements were issued, and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Interestholders and

Board of Trustees of Master Investment Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the LifePath Retirement Master Portfolio, LifePath 2020 Master Portfolio, LifePath 2030 Master Portfolio, LifePath 2040 Master Portfolio, LifePath 2050 Master Portfolio, Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio and S&P 500 Stock Master Portfolio, each a portfolio of Master Investment Portfolio (the “Master Portfolios”), at December 31, 2009, the results of each of their operations and the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Master Portfolios’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 24, 2010

MASTER INVESTMENT PORTFOLIO

PROXY RESULTS

A Special Meeting of Interestholders was held on November 20, 2009 for investors of record on September 30, 2009, to elect a Board of Trustees of MIP and to approve a new investment advisory agreement between BFA and MIP, on behalf of each Master Portfolio. Each vote represents one dollar of value of interests outstanding on the record date.

Approved the Trustees* as follows:

	Votes For	Votes Withheld
David O. Beim	38,494,117,194	21,217,012
Richard S. Davis	38,494,578,433	20,755,773
Ronald W. Forbes	38,493,655,954	21,678,251
Henry Gabbay	38,493,655,954	21,678,251
Dr. Matina Horner	38,494,117,194	21,217,012
Rodney D. Johnson	38,494,578,433	20,755,773
Herbert I. London	38,493,655,954	21,678,251
Cynthia A. Montgomery	38,490,888,518	24,445,688
Joseph P. Platt, Jr.	38,493,655,954	21,678,251
Robert C. Robb, Jr.	38,494,578,433	20,755,773
Toby Rosenblatt	38,495,039,672	20,294,533
Kenneth L. Urish	38,494,578,433	20,755,773
Frederick W. Winter	38,493,655,954	21,678,251

Approved the new investment advisory agreement as follows:

	Votes For	Votes Against	Votes Abstaining	Broker Non-Votes **
LifePath Retirement Master Portfolio	127,092,549	361,523	3,505,990	22,916,859
LifePath 2010 Master Portfolio	391,056,518	1,085,887	6,326,245	52,630,546
LifePath 2020 Master Portfolio	697,817,034	2,723,803	32,492,643	92,528,290
LifePath 2030 Master Portfolio	599,901,127	3,070,837	8,744,525	28,037,261
LifePath 2040 Master Portfolio	457,785,756	1,929,031	5,031,947	50,240,457
LifePath 2050 Master Portfolio	15,856,184	—	117,968	88,792
Active Stock Master Portfolio	749,509,247	3,122,938	17,334,678	75,896,788
CoreAlpha Bond Master Portfolio	673,756,798	2,500,901	18,342,098	81,030,904
S&P 500 Stock Master Portfolio	872,647,472	—	3,746,831	186,620,074

*	Denotes MIP-wide proposal and voting results.

**	Broker non-votes are proxies received by the Master Portfolio from brokers or nominees who did not receive instructions from the beneficial owner or other persons entitled to vote and who have no discretionary power to vote on a particular matter. Broker non-votes have the effect of a vote against the proposal.

MASTER INVESTMENT PORTFOLIO

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT

On December 1, 2009, BlackRock, Inc. (“BlackRock”) completed a transaction whereby it acquired from Barclays Bank PLC (“Barclays”) the interests in BlackRock Fund Advisors (“BFA”), formerly known as Barclays Global Fund Advisors, and certain affiliated companies, including BlackRock Institutional Trust Company, N.A. (“BTC”), formerly known as Barclays Global Investors, N.A. (the “Transaction”).

Prior to the Transaction, BFA served as the investment advisor to each Master Portfolio pursuant to an investment advisory agreement with MIP (the “Previous Advisory Agreement”). Under the 1940 Act, the Transaction resulted in the automatic termination of the Previous Advisory Agreement. In order for the management of each Master Portfolio to continue uninterrupted, the Board of Trustees of MIP (the “Board”) approved interim and new investment advisory agreements (the “New Advisory Agreement”) with MIP, the latter of which was subsequently approved by each Master Portfolio’s investors.

BOARD CONSIDERATIONS IN APPROVING THE NEW ADVISORY AGREEMENT

At the in-person meeting held on September 3, 2009, after consideration of the factors discussed below, the Board of Trustees of MIP, including a majority of the Independent Trustees, unanimously approved the New Advisory Agreement between BFA and MIP, on behalf of the Master Portfolios after consideration of all factors determined to be relevant to the Board’s deliberations, including those discussed below.

The Approval Process – At in-person meetings held on July 30, August 11 and September 3, 2009, the Board, including the Independent Trustees, discussed the Transaction and the New Advisory Agreement for MIP.

In preparation for their consideration of the New Advisory Agreement, the Trustees received, in response to a written due diligence request prepared by the Board and its independent legal counsel and provided to BlackRock, BTC and BFA, comprehensive written information covering a range of issues and received, in response to their additional requests, further information in advance of and at the September 3, 2009 in-person Board meeting. To assist the Board in its consideration of the New Advisory Agreement, BlackRock provided materials and information about itself, including its history, management, investment, risk management and compliance capabilities and processes, and financial condition and BFA provided materials and information about the Transaction. In addition, the Independent Trustees consulted with their independent legal counsel and fund counsel on numerous occasions, discussing, among other things, the legal standards and certain other considerations relevant to the Board’s deliberations.

In considering the New Advisory Agreement, the Board, including the Independent Trustees, took into account, as it deemed relevant, the fact that on March 18-19, 2009, it had performed a full annual review of the Previous Advisory Agreement. At that time, the Board unanimously approved the selection of BFA and the continuance of the Previous Advisory Agreement based on its review of qualitative and quantitative information provided by BFA. In selecting BFA and approving the Previous Advisory Agreement for the Master Portfolios, the Board, including the Independent Trustees, advised by their independent legal counsel, considered the nature, extent and quality of services provided by BFA, the Master Portfolios’ expenses and performance, costs of services provided to the Master Portfolios and profits realized by BFA and its affiliates, economies of scale, fees and services provided for other comparable funds or accounts by BFA and its affiliates and other benefits to BFA and/or its affiliates.

At the July, August and September 2009 Board meetings, the Trustees discussed with representatives of BTC, BFA and/or BlackRock the management, investment, risk management and compliance capabilities and processes, and financial condition of BlackRock, the Transaction and its rationale, and BlackRock’s general plans and intentions regarding BFA and the Master Portfolios. At these Board meetings, representatives of BTC, BFA and/or BlackRock made various presentations to, and responded to questions from, the Board. The Board also inquired about the plans for, and anticipated roles and responsibilities of, the employees and officers of BFA in connection with the Transaction, including the anticipated senior management structure of BFA and portfolio management personnel for the Master Portfolios following the completion of the Transaction. The Independent Trustees also conferred separately and with their independent legal counsel about the Transaction and other matters related to the Transaction on a number of occasions. After the presentations and after reviewing the written materials provided, the Independent Trustees met in executive sessions with their independent legal

MASTER INVESTMENT PORTFOLIO

counsel at the July, August and September 2009 Board meetings to consider the Transaction, its expected impact on BFA, the Master Portfolios and their investors, and the New Advisory Agreement.

In connection with the Board’s review of the New Advisory Agreement, BTC, BFA and/or BlackRock, as applicable, provided the Board with information about a variety of matters. The Board considered, among other things, the following information:

•

that BFA and BlackRock have no present intention to alter the advisory fee rates and expense arrangements currently in effect for the Master Portfolios for a period of two years from the date of the closing of the Transaction;

•	the reputation, financial strength and resources of BlackRock and its investment advisory subsidiaries and the anticipated financial strength and resources of the combined company;

•

that the Master Portfolios may benefit from having direct access to BlackRock’s technology and risk management analytic tools, including investment tools, provided under the BlackRock Solutions® brand name;

•	that the Master Portfolios will have access to greater distribution resources through BlackRock’s relationships with third party brokers and retirement plan platforms;

•

that there is not expected to be any diminution in the nature, quality and extent of services provided to the Master Portfolios and their investors by BFA, including portfolio management and compliance services;

•	that it is expected that substantially all of the current employees of BFA will remain employees of BFA and will continue to provide services to the Master Portfolios following the Transaction;

•

that BlackRock has agreed to conduct its business after the closing of the Transaction in compliance with the conditions of Section 15(f) of the 1940 Act in relation to the Master Portfolios which, among other requirements, requires that no “unfair burden” be imposed for a period of two years following the closing;

•

that Barclays or one of its affiliates has agreed to pay: (i) all costs of the Master Portfolios in connection with the consideration by the Board of the New Advisory Agreement; and (ii) all costs of seeking approval of the New Advisory Agreement by Master Portfolio investors; and

•

that Barclays and BlackRock would derive benefits from the Transaction and that, as a result, they may have a different financial interest in the matters that were being considered than do Master Portfolio investors.

In approving BFA as adviser, approving the New Advisory Agreement for the Master Portfolios and recommending that investors approve the New Advisory Agreement, the Board, including the Independent Trustees, advised by its independent legal counsel, considered the information provided and the factors described below and reached the conclusions described herein. The Board did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors discussed below.

The nature, extent and quality of services to be provided by BFA and its affiliates – The Board noted that the terms of the New Advisory Agreement will be substantially identical to the Previous Advisory Agreement and considered representations by BFA, BTC and BlackRock that there would be no diminution in the scope of services provided by BFA under the New Advisory Agreement as compared to the scope of services provided by BFA under the Previous Advisory Agreement. The Board took into account the breadth of Barclays’ and BlackRock’s combined asset management experience and the range of their asset management services. The Board also noted the depth and investment experience of the portfolio management staff and considered further representations by BFA, BTC and BlackRock that members of the previous portfolio management teams for the Master Portfolios (or BlackRock professionals with similar experience) are expected to be involved with the daily management of the Master Portfolios after the Transaction. The Board also considered BFA’s and BlackRock’s compliance programs and their compliance resources. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board and has made appropriate officers available as needed to provide further assistance with these matters, and that it is expected that these reports and discussions will continue following the consummation of the Transaction.

MASTER INVESTMENT PORTFOLIO

BOARD CONSIDERATIONS IN APPROVING THE NEW ADVISORY AGREEMENT (continued)

The Board noted the representations of BFA, BTC and BlackRock that the Transaction was not expected to have any adverse effect on the resources and strengths of BFA in managing the Master Portfolios. The Board also considered that the Master Portfolios and their investors may benefit from having direct access to BlackRock’s technology and risk management analytic tools, including the investment tools provided under the BlackRock Solutions® brand name. The Board discussed BlackRock’s current financial condition, its anticipated financial condition following the completion of the Transaction, its lines of business and its liquidity and credit resources. The Board discussed BlackRock’s current ownership structure and expected ownership structure following the completion of the Transaction. The Board was advised that BlackRock operates as an independent firm, with a Board of Directors, a majority of whom are independent, and no majority shareholder. The Board was also advised that while BlackRock’s largest shareholders, Merrill Lynch, a wholly owned subsidiary of Bank of America, and PNC are important clients and strategic partners of BlackRock, they are not involved in the firm’s day-to-day management or operations.

Based on the discussions held and the materials presented at the July, August and September 2009 Board meetings, the Board determined that the Transaction would not likely cause an adverse change in the nature, extent and quality of the services to be provided by BFA under the New Advisory Agreement compared with the services provided by BFA under the Previous Advisory Agreement and that the Board expected that the quality of such services will continue to be appropriate.

Master Portfolios’ expenses and performance of the Master Portfolios – The Board took into account that the fee rates for each Master Portfolio under the New Advisory Agreement are identical to the fee rates under the respective Previous Investment Advisory Agreement. Further, the Board noted that representatives of BFA and BlackRock had confirmed that there is no present intention to alter the advisory fee rates, expense waivers or expense reimbursement arrangements currently in effect for the Master Portfolios for a period of two years. BFA advised that, in connection with the Transaction, it will enter into contractual advisory fee waivers for each Master Portfolio previously subject to such a waiver on the same terms as the previous contractual advisory fee waivers, all of which would otherwise terminate at the closing of the Transaction. In addition, the rates at which the administration fees are to be paid by the Master Portfolios will not change as a result of the Transaction, nor will there be any other change in the expense structures.

The Board considered BFA’s substantial investment advisory experience and capabilities, as well as the possibility of additional resources and support from BlackRock following the completion of the Transaction, but noted that the effect, if any, the consummation of the Transaction would have on the future performance of the Master Portfolios could not be predicted.

Costs of services provided to the Master Portfolios and profits realized by BFA and its affiliates – In evaluating the costs of the services to be provided by BFA under the New Advisory Agreement, the Board considered, among other things, whether advisory fee rates or other expenses would change as a result of the Transaction. The Board noted that the New Advisory Agreement is substantially identical to the Previous Advisory Agreement, including the fact that the fee rates under the agreements are identical and that representatives of BFA and BlackRock represented that there is no present intention due to the Transaction to alter the advisory fee rates, expense waivers or expense reimbursement arrangements currently in effect as described above. It was noted that it was not possible to predict how the Transaction would affect BFA’s profitability from its relationship with the Master Portfolios. BFA, BlackRock and the Board discussed how profitability is expected to be calculated and presented to the Board following the Transaction, and the Board reviewed BlackRock’s 2008 profitability methodology with respect to its registered investment companies. The Board also received a presentation from BlackRock comparing the methodologies currently used by BlackRock and BFA to calculate investment company profitability and a comparison of each Master Portfolio’s 2007 and 2008 profitability to BFA to the profitability to BlackRock in 2007 and 2008 of similarly managed investment companies.

Economies of scale – The Board noted that the Previous Advisory Agreement and the New Advisory Agreement do not provide any breakpoints in the investment advisory fee rates as a result of any increases in the asset levels of the Master Portfolios. However, the Board noted that the investment advisory fee rates for the Master Portfolios had been set initially at the lower end of the marketplace so as to afford the Master Portfolios’ investors the opportunity to share in anticipated economies of scale from inception.

MASTER INVESTMENT PORTFOLIO

BOARD CONSIDERATIONS IN APPROVING THE NEW ADVISORY AGREEMENT (continued)

The Board noted representations from BlackRock that it will continue to make significant investments in the infrastructure supporting the Master Portfolios. The Board determined that changes to the fee structure were not currently necessary. It was noted that it was not possible to evaluate how the Transaction would create opportunities for additional economies of scale.

Fees and services provided for other comparable funds/accounts managed by BFA and its affiliates – In March 2009, the Board had considered the Master Portfolios’ advisory fee rates under the Previous Advisory Agreement (which are the same as the advisory fees rates under the New Advisory Agreement) in comparison to the investment advisory/management fee rates for other accounts. The Board noted that any differences between the investment advisory fee rates for the Master Portfolios and the investment advisory/management fee rates for the other accounts appeared to be attributable to, among other things, the type and level of services provided and/or the asset levels of the other accounts and determined that the investment advisory fee rates do not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that the advisory fee rates are fair and reasonable.

Other benefits to BFA and/or its affiliates – In March 2009, the Board had reviewed any ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Master Portfolios by BFA and concluded that any ancillary benefits would not be disadvantageous to the Master Portfolios’ investors. Any fall-out or ancillary benefits as a result of the Transaction were difficult to quantify with certainty, and the Board expected that they will continue to be evaluated going forward.

Conclusions – The Board examined the totality of the information it was provided at the July, August and September 2009 Board meetings, and information it received at other meetings held during the past year, and did not identify any single factor discussed previously as controlling. Based on this analysis, the Board determined that the New Advisory Agreement, including the investment advisory fee rates thereunder, are fair and reasonable in light of all relevant circumstances and concluded that it is in the best interest of the Master Portfolios and their investors to unanimously approve the New Advisory Agreement.

MASTER INVESTMENT PORTFOLIO

OFFICERS AND TRUSTEES

Non-Interested Trustees[1]

Name, Address and Year of Birth	Position(s) Held with MIP	Length of Time Served as a Trustee [2]	Principal Occupation(s) During Past Five Years	Number of BlackRock – Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Ronald W. Forbes 55 East 52nd Street New York, NY 10055 1940	Co-Chair of the Board and Trustee	Since 2009	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	36 RICs consisting of 106 Portfolios	None

Rodney D. Johnson 55 East 52nd Street New York, NY 10055 1941	Co-Chair of the Board and Trustee	Since 2009	President, Fairmount Capital Advisors, Inc. since 1987; Director, Fox Chase Cancer Center since 2004; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia since 2004; Director, The Committee of Seventy (civic) since 2006.	36 RICs consisting of 106 Portfolios	None

David O. Beim 55 East 52nd Street New York, NY 10055 1940	Trustee	Since 2009	Professor of Finance and Economics at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy since 2002; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.	36 RICs consisting of 106 Portfolios	None

Dr. Matina Horner 55 East 52nd Street New York, NY 10055 1939	Trustee	Since 2009	Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	36 RICs consisting of 106 Portfolios	NSTAR (electric and gas utility)

Herbert I. London 55 East 52nd Street New York, NY 10055 1939	Trustee and Member of the Audit Committee	Since 2009	Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President, Hudson Institute (policy research organization) since 1997 and Trustee thereof since 1980; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (strategic solutions company) since 2005; Director, Cerego, LLC (software development and design) since 2005.	36 RICs consisting of 106 Portfolios	AIMS Worldwide, Inc. (marketing)

Cynthia A. Montgomery 55 East 52nd Street New York, NY 10055 1952	Trustee	Since 2009	Professor, Harvard Business School since 1989; Director, Harvard Business School Publishing since 2005; Director, McLean Hospital since 2005.	36 RICs consisting of 106 Portfolios	Newell Rubbermaid, Inc. (manufacturing)

MASTER INVESTMENT PORTFOLIO

OFFICERS AND TRUSTEES (continued)

Non-Interested Trustees[1] (continued)

Name, Address and Year of Birth	Position(s) Held with MIP	Length of Time Served as a Trustee [2]	Principal Occupation(s) During Past Five Years	Number of BlackRock – Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Joseph P. Platt, Jr. 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2009	Director, The West Penn Allegheny Health System (a not-for-profit health system) since 2008; Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partners, LP (private investment) since 1998; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.	36 RICs consisting of 106 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company)

Robert C. Robb, Jr. 55 East 52nd Street New York, NY 10055 1945	Trustee	Since 2009	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	36 RICs consisting of 106 Portfolios	None

Toby Rosenblatt 55 East 52nd Street New York, NY 10055 1938	Trustee	Since 2009	President, Founders Investments Ltd. (private investments) since 1999; Director, College Access Foundation of California (philanthropic foundation) since 2009; Director, Forward Management, LLC since 2007; Director, The James Irvine Foundation (philanthropic foundation) from 1998 to 2008.	36 RICs consisting of 106 Portfolios	A.P. Pharma, Inc. (specialty pharmaceuticals)

Kenneth L. Urish 55 East 52nd Street New York, NY 10055 1951	Chair of the Audit Committee and Trustee	Since 2009	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Trustee, The Holy Family Foundation since 2001; Committee Member, Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants from 2007 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	36 RICs consisting of 106 Portfolios	None

MASTER INVESTMENT PORTFOLIO

OFFICERS AND TRUSTEES (continued)

Non-Interested Trustees[1] (continued)

Name, Address and Year of Birth	Position(s) Held with MIP	Length of Time Served as a Trustee [2]	Principal Occupation(s) During Past Five Years	Number of BlackRock – Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Frederick W. Winter 55 East 52nd Street New York, NY 10055 1945	Trustee and Member of the Audit Committee	Since 2009	Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh since 2005 and Dean thereof from 1997 to 2005; Director, Alkon Corporation (pneumatics) since 1992; Director, Tippman Sports (recreation) since 2005; Director, Indotronix International (IT services) from 2004 to 2008.	36 RICs consisting of 106 Portfolios	None

[1]      Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The Board has approved one-year extensions in terms of Trustees who turn 72 prior to December 31, 2013.

[2] Date shown is the earliest date a person has served as a trustee for MIP covered by this annual report.

MASTER INVESTMENT PORTFOLIO

OFFICERS AND TRUSTEES (continued)

Interested Trustees[1]

Name, Address and Year of Birth	Position(s) Held with MIP	Length of Time Served as a Trustee [2]	Principal Occupation(s) During Past Five Years	Number of BlackRock – Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Richard S. Davis 55 East 52nd Street New York, NY 10055 1945	Trustee	Since 2009	Managing Director, BlackRock, Inc. since 2005; Chief Executive Officer, State Street Research & Management Company from 2000 to 2005; Chairman of the Board of Directors, State Street Research Mutual Funds from 2000 to 2005; Chairman, SSR Realty from 2000 to 2004.	173 RICs consisting of 304 Portfolios	None

Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2009	Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	173 RICs consisting of 304 Portfolios	None

[1]      Mr. Davis is an “interested person” as defined in the Investment Company Act of 1940, of MIP based on his position with BlackRock, Inc. and its affiliates. Mr. Gabbay is an “interested person” of MIP based on his former positions with BlackRock, Inc. and its affiliates as well as his ownership of BlackRock, Inc. and PNC securities. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The Board has approved one-year extensions in terms of Trustees who turn 72 prior to December 31, 2013.

[2] Date shown is the earliest date a person has served as a trustee for MIP covered by this annual report.

MASTER INVESTMENT PORTFOLIO

OFFICERS AND TRUSTEES (continued)

MIP Officers[1]

Name, Address and Year of Birth	Position(s) Held with the MIP	Length of Time Served	Principal Occupation(s) During Past Five Years
Anne F. Ackerley 55 East 52nd Street New York, NY 10055 1962	President and Chief Executive Officer	Since 2009	Managing Director of BlackRock, Inc. since 2000; Vice President of the BlackRock-advised funds from 2007 to 2009; Chief Operating Officer of BlackRock’s Global Client Group since 2009; Chief Operating Officer of BlackRock’s U.S. Retail Group from 2006 to 2009; Head of BlackRock’s Mutual Fund Group from 2000 to 2006.

Richard Hoerner, CFA 55 East 52nd Street New York, NY 10055 1958	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2000; Co-head of BlackRock’s Cash Management Portfolio Management Group since 2002; Member of the Cash Management Group Executive Committee since 2005.

Jeffrey Holland, CFA 55 East 52nd Street New York, NY 10055 1971	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2006 to 2009; Chief Operating Officer of BlackRock’s U.S. Retail Group since 2009; Co-head of Product Development and Management for BlackRock’s U.S. Retail Group from 2007 to 2009; Product Manager of Raymond James & Associates from 2003 to 2006.

Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009, Co-head thereof from 2007 to 2009; Vice President of BlackRock, Inc. from 2005 to 2008.

Simon Mendelson 55 East 52nd Street New York, NY 10055 1964	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2005; Chief Operating Officer and head of the Global Client Group for BlackRock’s Global Cash Management Business since 2007; Head of BlackRock’s Strategy and Development Group from 2005 to 2007; Partner of McKinsey & Co. from 1997 to 2005.

Brian Schmidt 55 East 52nd Street New York, NY 10055 1958	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2004; Various positions with U.S. Trust Company from 1991 to 2003 including Director from 2001 to 2003 and Senior Vice President from 1998 to 2003; Vice President, Chief Financial Officer and Treasurer of Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust from 2001 to 2003.

Christopher Stavrakos, CFA 55 East 52nd Street New York, NY 10055 1959	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2006; Co-head of BlackRock’s Cash Management Portfolio Management Group since 2006; Senior Vice President, CIO, and Director of Liability Management for the Securities Lending Group at Mellon Bank from 1999 to 2006.

Neal J. Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2009	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.

MASTER INVESTMENT PORTFOLIO

OFFICERS AND TRUSTEES (continued)

MIP Officers[1] (continued)

Name, Address and Year of Birth	Position(s) Held with MIP	Length of Time Served	Principal Occupation(s) During Past Five Years
Jay M. Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2009	Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Assistant Treasurer of the Merrill Lynch Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian P. Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer	Since 2009	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005.

Howard B. Surloff 55 East 52nd Street New York, NY 10055 1965	Secretary	Since 2009	Managing Director and General Counsel of U.S. Funds at BlackRock, Inc. since 2006; General Counsel (U.S.) of Goldman Sachs Asset Management, L.P. from 1993 to 2006.

[1] Officers of MIP serve at the pleasure of the Board.

Further information about the MIP Officers and Trustees is available in the MIP Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Investment Advisor BlackRock Fund Advisors San Fransisco, CA 94105	Custodian State Street Bank and Trust Company Boston, MA 02101	Transfer Agent State Street Bank and Trust Company Boston, MA 02101	Accounting Agent State Street Bank and Trust Company Boston, MA 02101	Distributor SEI Investments Distribution Co. Oaks, PA 19456	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP San Francisco, CA 94111

				Legal Counsel Sidley Austin LLP New York, NY 10019	Address of MIP C/o The Distributor One Freedom Valley Drive Oaks, PA 19456

P.O. Box 219548
Kansas City, MO 64121-9548

FORWARDING SERVICE REQUESTED

U.S. POSTAGE
PAID
DAVENPORT, IA
PERMIT NO. 14

PRESORTED STANDARD

Not FDIC Insured	• May Lose Value • No Bank Guarantee

There is no assurance that the Funds will achieve their investment objectives. Investment return and principal value will fluctuate and Fund shares, when redeemed, may be worth more or less than their original cost. State Farm Mutual Funds are not insurance products.

State Farm VP Management Corp.
(Underwriter and Distributor of Securities Products)
One State Farm Plaza
Bloomington, Illinois 61710-0001
1-800-447-4930
statefarm.com®

2-2010
120-6345 a.9-CH AP2010/02/0263 Printed in U.S.A.

ITEM 2.	CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrants’ principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (each a “covered person”). During the period covered by this Form N-CSR, registrant did not make any amendment to any provisions of such code of ethics that applies to a covered person and that relates to any element of such code set forth in paragraph (b) of Item 2 of Form N-CSR, and registrant did not grant any waiver from such code of ethics provisions. Registrant hereby undertakes to provide a copy of such code of ethics to any person upon request, without charge. To request a copy of the code of ethics, contact the registrant at 1-800-447-4930.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Registrant’s board of trustees has determined that Alan Latshaw and Anita Nagler, members of the registrant’s Committee of Independent Trustees, each have all of the attributes to be deemed an “audit committee financial expert,” as such term is defined in Instruction 2(b) to Item 3 of Form N-CSR. Mr. Latshaw and Ms. Nagler are “independent” as such term is defined in paragraph (a)(2) of Item 3 of Form N-CSR.

As indicated in Instruction 2(d) to Item 3 of Form N-CSR, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert pursuant to this Item 3 of Form N-CSR. The designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the Committee of Independent Trustees and board of trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not affect the duties, obligations, or liability of any other member of the Committee of Independent Trustees or board of trustees.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees

Billed to registrant for fiscal year ending December 31, 2009:    $444,015

Billed to registrant for fiscal year ending December 31, 2008:    $433,780

The audit fees for December 31, 2009 are based on amounts billed and expected to be billed to registrant by the registrant’s independent registered public accountant and include an estimated amount from the registrant’s independent registered public accountant for the out-of-pocket expenses it expects to bill to registrant for that time period.

(b)	Audit-Related Fees

Billed to registrant for fiscal year ending December 31, 2009:    $0

Billed to registrant for fiscal year ending December 31, 2008:    $0

The nature of the services comprising the fees disclosed under this category: not applicable

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Reg. S-X:

Billed for fiscal year ending December 31, 2009:    $0

Billed for fiscal year ending December 31, 2008:    $0

The nature of the services comprising the fees disclosed under this category: not applicable

(c)	Tax Fees

Billed to registrant for fiscal year ending December 31, 2009:    $74,700

Billed to registrant for fiscal year ending December 31, 2008:    $74,500

The nature of the services comprising the fees disclosed under this category:

Includes fees for reviewing the registrant’s compliance with tax qualification tests relating to asset diversification, gross income, and distribution requirements to maintain the registrant’s status as a Regulated Investment Company under current provisions of the Internal Revenue Code. Also includes fees for reviewing the registrant’s tax returns (federal, state, and excise) and for the period ending December 31, 2008, a review of income tax and excise tax positions, issues and tax accounting methods with respect to the registrant.

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Reg. S-X:

Billed for fiscal year ending December 31, 2009:    $0

Billed for fiscal year ending December 31, 2008:    $33,000

The nature of the services comprising the fees disclosed under this category:

The fees approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Reg. S-X were billed to registrant’s dividend disbursing agent, State Farm Investment Management Corp., by the registrant’s independent registered public accountant. These fees relate to the presentation of a federal tax issue to the Internal Revenue Service on behalf of the registrant by the registrant’s independent registered public accountant.

(d)	All Other Fees

Billed to registrant for fiscal year ending December 31, 2009:    $0

Billed to registrant for fiscal year ending December 31, 2008:    $0

The nature of the services comprising the fees disclosed under this category include: not applicable

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Reg. S-X:

Billed for fiscal year ending December 31, 2009:    $26,500

Billed for fiscal year ending December 31, 2008:    $25,000

The nature of the services comprising the fees disclosed under this category:

The fees approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Reg. S-X were billed to registrant’s transfer agent, State Farm Investment Management Corp., by the registrant’s independent registered public accountant. These fees relate to the performance of an internal control review of the internal controls of the registrant’s transfer agent and issuance of a report in accordance with Rule 17Ad-13 under the Securities Exchange Act of 1934 by the registrant’s independent registered public accountant.

(e)(1)	The Committee of Independent Trustees’ pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X:

The Committee of Independent Trustees (the “Committee”) will approve and recommend to the Board, the selection, retention or termination of the independent registered public accountants of the Trust, and review the independent registered public accountant’s fees to determine whether those fees appear to be appropriate for the services rendered.

a.	Any engagement shall be pursuant to a written engagement letter approved by the Committee, which shall provide, among other things, that:

-	the Committee shall be directly responsible for the appointment, compensation and oversight of the independent registered public accountants; and

-	the independent registered public accountants shall report directly to the Committee.

b.	Pre-approve any engagement of the independent registered public accountants to provide any services (other than the prohibited non-audit services specified in section c. below) to the Trust, or to SFIMC [State Farm Investment Management Corp.] and any entity controlling, controlled by, or under common control with SFIMC that provides ongoing services to the Trust (if the engagement relates directly to the operations and financial reporting of the Trust), including the fees and other compensation to be paid to the independent registered public accountants. The Chairman of the Committee may grant such pre-approval. Any such delegated pre-approval shall be presented to the Committee by the Chairman at the next meeting of the Committee.

(1)	Pre-approval of non-audit services for the Trust is waived, if:

a.	the aggregate amount of all non-audit services provided to the Trust is less than 5% of the total fees paid by the Trust to its independent registered public accountants during the fiscal year in which the non-audit services are provided;

b.	the services were not recognized by management at the time of the engagement as non-audit services; and

c.	such services are promptly brought to the attention of the Committee by management and the Committee approves them (which may be by delegation as provided for above) prior to the completion of the audit.

(2)	Pre-approval of non-audit services for SFIMC or any entity controlling, controlled by, or under common control with SFIMC that provides ongoing services to the Trust is waived, if:

a.	the aggregate amount of all non-audit services provided is less than 5% of the total fees paid by the Trust, SFIMC and any entity controlling, controlled by, or under common control with SFIMC that provides ongoing services to the Trust to its independent registered public accountants during the fiscal year in which the non-audit services are provided that would have to be pre-approved;

b.	the services were not recognized by management at the time of the engagement as non-audit services; and

c.	such services are promptly brought to the attention of the Committee by management and the Committee approves them (which may be by delegation) prior to the completion of the audit.

c.	The independent registered public accountants shall not perform any of the following non-audit services for the Trust:

(1)	bookkeeping or other services related to the accounting records or financial statements of the Trust;

(2)	financial information systems design and implementation;

(3)	appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

(4)	actuarial services;

(5)	internal audit outsourcing services;

(6)	management functions or human resources;

(7)	broker or dealer, investment adviser, or investment banking services;

(8)	legal services and expert services unrelated to the audit; and

(9)	any other services that the Public Company Accounting Oversight Board determines are impermissible.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were rendered to the registrant and approved by the Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

	Paragraph (b)	Paragraph (c)	Paragraph (d)
Fiscal year ending December 31, 2009:	not applicable	not applicable	not applicable
Fiscal year ending December 31, 2008:	not applicable	not applicable	not applicable

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X:

	Paragraph (b)	Paragraph (c)	Paragraph (d)
Fiscal year ending December 31, 2009:	not applicable	0.0%	100%
Fiscal year ending December 31, 2008:	not applicable	30.7%	100%

(f)	Not applicable.

(g)	Aggregate non-audit fees billed by the registrant’s accountant for services rendered to registrant:

Fiscal year ending December 31, 2009:    $74,700

Fiscal year ending December 31, 2008:    $74,500

Aggregate non-audit fees billed by the registrant’s accountant for services rendered to registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser):

Fiscal year ending December 31, 2009:    $26,500

Fiscal year ending December 31, 2008:    $58,000

Aggregate non-audit fees billed by the registrant’s accountant for services rendered to an entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Fiscal year ending December 31, 2009:    $0

Fiscal year ending December 31, 2008:    $0

(h)	Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	INVESTMENTS.

(a)	The information required by this Item 6(a) is included as part of the report to shareholders under Item 1 of this Form N-CSR.

(b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may recommend nominees to the State Farm Mutual Fund Trust Board of Trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer evaluated the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of this report (the “Evaluation Date”), and based on their evaluation as of the Evaluation Date of these controls and procedures as required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)) (as applicable), concluded that the registrant’s disclosure controls and procedures are effective.

(b) No change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1) Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto as EX-99.CERT.

(a)(3) Not applicable.

(b) Certification of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-14(b) or 240.15d-14(b))(as applicable), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350): Attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

State Farm Mutual Fund Trust

By	/S/ EDWARD B. RUST, JR.
Edward B. Rust, Jr. President

Date March 2, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/S/ EDWARD B. RUST, JR.
Edward B. Rust, Jr. President

Date March 2, 2010

By	/S/ MICHAEL L. TIPSORD
Michael L. Tipsord Senior Vice President and Treasurer

Date March 2, 2010